UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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712 Fifth Avenue, 9th Floor
New York, New York 10019

September 5, 2017

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “our,” or “us”) to be held at 12:00 P.M. Eastern Time on October 26, 2017. The Annual Meeting will be held at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Oxford Room (2nd Floor). Directions to the Annual Meeting can be obtained by calling (877) 826-BLUE (2583).

At the Annual Meeting, you will be asked to consider and vote upon various proposals, including proposals that will facilitate the internalization of the management functions of our external manager, BRG Manager, LLC (the “Manager”), currently provided to us by the Manager pursuant to the management agreement (the “Management Agreement”) we entered into simultaneously with our initial public offering in April 2014 (the “IPO”). We refer to this transaction as the “Internalization.” The Internalization is described briefly below and in greater detail in the enclosed materials, which we urge you to read carefully.

In connection with the Internalization, the Company, the Manager and other affiliated parties have signed a definitive agreement dated August 3, 2017, as amended on August 9, 2017 (the “Contribution Agreement”), providing for the Company’s acquisition of a newly-formed entity that will own substantially all of the assets that the Manager uses to operate our business, for aggregate consideration to be determined pursuant to a formula established in the Management Agreement (the “Internalization Consideration”). Specifically, the Internalization Consideration will be an amount equal to three (3) times the sum of (i) the Base Management Fee (as defined in the Management Agreement) and (ii) the Incentive Fee (as defined in the Management Agreement), in each case earned by the Manager during the 12-month period ending on the last day of the most recently-completed fiscal quarter prior to the closing of the Internalization (the “Closing”), which period is currently expected to be the 12 months ending September 30, 2017. To further align the interests of our management with those of our stockholders, the Internalization Consideration will be comprised of only a de minimis amount of cash (the “Cash Consideration”), with the substantial majority (99.9%) (the “Contribution Consideration”) comprised of (x) units of limited partnership interest (“OP Units”) in the Company’s operating partnership, Bluerock Residential Holdings, L.P. (“the Operating Partnership”), and (y) shares of the Company’s common stock, newly reclassified as Class C Common Stock (the “Class C Common Stock”).

In connection with the Internalization, our board of directors formed a special committee comprised entirely of independent and disinterested directors (the “Special Committee”) to review, consider and negotiate the terms and conditions of the Internalization, including the composition of the Internalization Consideration, and to recommend to our full board of directors whether to pursue the Internalization and, if so, on what terms and conditions. As more fully described in the accompanying proxy statement, no member of the Special Committee is affiliated with the Manager, and none has a financial interest in the Internalization that differs from that of our stockholders. In evaluating the Internalization, the Special Committee engaged independent legal and financial advisors and received a fairness opinion from Duff & Phelps, LLC, its independent financial advisor, as more fully described in the accompanying proxy statement. Even if approved by our stockholders, the Internalization will not be implemented unless other conditions to the Internalization are satisfied. The Special Committee may waive certain of these conditions in its sole discretion.

Following the consummation of the Internalization, the Company will be led by the same highly experienced management team that has been integral to our growth and success. As further specified in the accompanying proxy statement, the following key executives and officers of the Manager will assume the following titles and duties with the Company: Mr. R. Ramin Kamfar will serve as our Chairman and Chief Executive Officer; Mr. James G, Babb, III will serve as our Chief Investment Officer; Mr. Ryan S. MacDonald will serve as our Chief Acquisitions Officer; Mr. Jordan B. Ruddy will serve as our Chief Operating Officer and President; Mr. Christopher J. Vohs will serve as our Chief Financial Officer and Treasurer; and Mr. Michael L. Konig will serve as our Chief Legal Officer and Secretary. Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs have entered into employment agreements with an indirect subsidiary of the Company, and Mr. Konig has likewise entered into a services agreement with that subsidiary through his wholly-owned law firm, Konig & Associates, LLC, on substantially the same terms as the employment agreements. Each such agreement will become effective upon Closing, and will have an initial term through and including December 31, 2020. As such, following the Internalization, our senior management team will continue to oversee, manage and operate the Company, and we will no longer be externally managed by the Manager. As an internally managed company, we will no longer pay the Manager any fees or expense reimbursements arising from the Management Agreement.

Each of our current officers, Messrs. Kamfar, Konig and Vohs, is an employee of an affiliate of the Manager, as are Messrs. Babb, MacDonald and Ruddy, who are also officers of the Manager. Messrs. Kamfar and Mr. Gary T. Kachadurian are non-independent members of our board of directors, and Mr. Kachadurian is Vice Chairman of the Manager. In addition, Messrs. Kamfar, Babb, MacDonald, Ruddy, Konig, and Kachadurian own direct or indirect economic interests in the Manager. These relationships result in those parties having material financial interests in the Internalization, which potential conflicts of interests have been considered and addressed by the Special Committee in connection with its recommendations to our board of directors with respect to the Internalization. Neither Mr. Kamfar nor Mr. Kachadurian are members of the Special Committee.

You are being asked to vote on the following proposals:

1.	Second Amended 2014 Incentive Plans. Approve the amendment and restatement of each of our Amended 2014 Individuals Plan and our Amended 2014 Entities Plan (together, the “Amended 2014 Incentive Plans,” and as amended and restated pursuant to this proposal, the “Second Amended 2014 Incentive Plans”). See “Proposal 1: Approval of Second Amended 2014 Incentive Plans” beginning on page 35 of the accompanying proxy statement.
2.	Issuances. Approve the issuance, pursuant to the Contribution Agreement, of (i) OP Units, and shares of our Class A common stock (the “Class A Common Stock”) that may be issued in the Company’s discretion upon redemption of such OP Units in certain circumstances, and (ii) shares of our Class C Common Stock, and shares of our Class A Common Stock that may be issued upon conversion of such shares of Class C Common Stock in certain circumstances; in each case, to the applicable contributor and its affiliates and related persons (each, a “Contributor”) in connection with the Internalization, which includes certain of the Company’s directors and officers, and affiliates thereof (collectively, the “Issuances”). As more fully described in the accompanying proxy statement, based on the Company’s estimate of the Base Management and Incentive Fees payable for the 12 months ending September 30, 2017, and assuming a range of valuation of the Contribution Consideration of between $10.00 and $13.00 per OP Unit and share of Class C Common Stock, the Company estimates that the number of OP Units to be issued as Contribution Consideration in connection with the Internalization will range from a low of 3,125,333 OP Units to a high of 4,062,933 OP Units, and that the number of shares of Class C Common Stock to be issued as Contribution Consideration in connection with the Internalization will range from a low of 63,782 shares of Class C Common Stock to a high of 82,917 shares of Class C Common Stock. However, the Contribution Agreement does not impose a minimum or maximum number of OP Units or shares of Class C Common Stock that may be issued as Contribution Consideration, and the estimated Base Management and Incentive Fees and price per share of Class A Common Stock used in making those estimates may differ from the actual Base Management and Incentive Fees and price per share of Class A Common Stock to be used in determining the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization. For these reasons, the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization may differ from those estimates and may fall inside or outside of the estimated ranges. See “Proposal 2: The Issuances” beginning on page 51 of the accompanying proxy statement.
3.	Election of Directors. Elect the five director nominees named in the accompanying proxy statement to hold office until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified. See “Proposal 3: Election of Directors” beginning on page 107 of the accompanying proxy statement.
4.	Ratification of Independent Auditor. Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. See “Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm” beginning on page 133 of the accompanying proxy statement.
5.	Non-Binding, Advisory Vote on Executive Compensation. Approve a non-binding, advisory resolution on the compensation of the Company’s named executive officers (“NEOs”). See “Proposal 5: Non-Binding, Advisory Vote on Executive Compensation” beginning on page 134 of the accompanying proxy statement.
6.	Adjournment. Approve the adjournment of the Annual Meeting, if necessary or appropriate in the discretion of the chairman of the Annual Meeting, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve either the Second Amended 2014 Incentive Plans, or the Issuances (the “Adjournment”). See “Proposal 6: Adjournment” beginning on page 136 of the accompanying proxy statement.
7.	Other Business. Attend to such other business as may properly come before the Annual Meeting.

After careful consideration of each of the proposals above, and the recommendation of the Special Committee that the Issuances are advisable to, and in the best interests of, the Company and its stockholders, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AND VOTED ON AT THE ANNUAL MEETING.

The accompanying proxy statement provides a detailed description of each of the proposals described above, and includes information about the Company, the Operating Partnership, the Manager, the director nominees, the Second Amended 2014 Incentive Plans, the Internalization and the Issuances. We urge you to review the accompanying proxy statement carefully to ensure you will be informed about the business to be addressed at the Annual Meeting. You may also obtain more information about the Company and the Manager from documents the Company has filed with the Securities and Exchange Commission. Shares of the Company’s Class A Common Stock are listed on the NYSE MKT under the ticker symbol “BRG.”

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the Annual Meeting in person. Accordingly, whether or not you plan to attend the Annual Meeting, you are requested to promptly grant a proxy for your shares by completing, signing and dating the enclosed proxy card and returning it as instructed. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote (1) FOR approval of the Second Amended 2014 Incentive Plans, (2) FOR approval of the Issuances, (3) FOR approval of the election as directors of the five director nominees named in the accompanying proxy statement, (4) FOR the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, (5) FOR approval of the non-binding, advisory resolution on the compensation of the Company’s NEOs, and (6) FOR approval of the Adjournment, if necessary or appropriate in the discretion of the chairman of the Annual Meeting.

Unless otherwise specified, a proxy also will confer authority on the persons named therein to vote in their discretion on such other business as may properly come before the Annual Meeting. Granting a proxy will not prevent you from voting your shares in person if you choose to attend the Annual Meeting.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

Morrow Sodali, LLC

470 West Avenue
Stamford CT, 06902
Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: BRG@morrowsodali.com

Very truly yours,

/s/ R. Ramin Kamfar

R. Ramin Kamfar
Chairman of the Board of Directors

712 Fifth Avenue, 9th Floor
New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on October 26, 2017

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Bluerock Residential Growth REIT, Inc. (the “Company”) to be held at 12:00 P.M. Eastern Time on October 26, 2017. The Annual Meeting will be held at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Oxford Room (2nd Floor). Directions to the Annual Meeting can be obtained by calling (877) 826-BLUE (2583).

At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.	Second Amended 2014 Incentive Plans. Approve the amendment and restatement of each of our Amended 2014 Individuals Plan and our Amended 2014 Entities Plan (together, the “Amended 2014 Incentive Plans,” and as amended and restated pursuant to this proposal, the “Second Amended 2014 Incentive Plans”). See “Proposal 1: Second Amended 2014 Incentive Plans” beginning on page 35 of the accompanying proxy statement.
2.	Issuances. Approve the issuance, pursuant to the Contribution and Sale Agreement dated August 3, 2017, as amended on August 9, 2017 (the “Contribution Agreement”), of (i) OP Units, and shares of our Class A Common Stock that may be issued in the Company’s discretion upon redemption of such OP Units in certain circumstances, and (ii) shares of our Class C Common Stock, and shares of our Class A Common Stock that may be issued upon conversion of such shares of Class C Common Stock in certain circumstances; in each case, to the applicable contributor and its affiliates and related persons (each, a “Contributor”) in connection with the Internalization, which includes certain of the Company’s directors and officers, and affiliates thereof (collectively, the “Issuances”). As more fully described in the accompanying proxy statement, based on the Company’s estimate of the Base Management and Incentive Fees payable for the 12 months ending September 30, 2017, and assuming a range of valuation of the Contribution Consideration of between $10.00 and $13.00 per OP Unit and share of Class C Common Stock, the Company estimates that the number of OP Units to be issued as Contribution Consideration in connection with the Internalization will range from a low of 3,125,333 OP Units to a high of 4,062,933 OP Units, and that the number of shares of Class C Common Stock to be issued as Contribution Consideration in connection with the Internalization will range from a low of 63,782 shares of Class C Common Stock to a high of 82,917 shares of Class C Common Stock. However, the Contribution Agreement does not impose a minimum or maximum number of OP Units or shares of Class C Common Stock that may be issued as Contribution Consideration, and the estimated Base Management and Incentive Fees and price per share of Class A Common Stock used in making those estimates may differ from the actual Base Management and Incentive Fees and price per share of Class A Common Stock to be used in determining the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization. For these reasons, the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization may differ from those estimates, and may fall inside or outside of the estimated ranges. See “Proposal 2: The Issuances” beginning on page 51 of the accompanying proxy statement.

3.	Election of Directors. Elect the five director nominees named in the accompanying proxy statement to hold office until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified. See “Proposal 3: Election of Directors” beginning on page 107 of the accompanying proxy statement.
4.	Ratification of Independent Auditor. Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. See “Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm” beginning on page 133 of the accompanying proxy statement.
5.	Non-Binding, Advisory Vote on Executive Compensation. Approve a non-binding, advisory resolution on the compensation of the Company’s named executive officers (“NEOs”). See “Proposal 5: Non-Binding, Advisory Vote on Executive Compensation” beginning on page 134 of the accompanying proxy statement.
6.	Adjournment. Approve the adjournment of the Annual Meeting, if necessary or appropriate in the discretion of the chairman of the Annual Meeting, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve either the Second Amended 2014 Incentive Plans, or the Issuances (the “Adjournment”). See “Proposal 6: Adjournment” beginning on page 136 of the accompanying proxy statement.
7.	Other Business. Attend to such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on August 22, 2017 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

This notice and the enclosed proxy statement, proxy card, and annual report to stockholders is being mailed to our stockholders on or about September 13, 2017.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

Morrow Sodali, LLC

470 West Avenue
Stamford CT, 06902
Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: BRG@morrowsodali.com

By Order of the Board of Directors,

Michael L. Konig
Secretary
September 5, 2017

i

ii

iii

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
712 Fifth Avenue
9th Floor
New York, New York 10019
(877) 826-BLUE (2583)

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on October 26, 2017.

This proxy statement is available
at http://www.bluerockresidential.com/.

The accompanying proxy is solicited by the board of directors of Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “our,” or “us”) for use in voting at the 2017 annual meeting of stockholders (the “Annual Meeting”). This proxy statement, proxy card, and annual report to stockholders is being mailed to stockholders on or about September 13, 2017.

In this proxy statement, we refer to our sponsor, Bluerock Real Estate, L.L.C., as BRRE, and BRG Manager, LLC, as the Manager. We refer to Bluerock Residential Holdings, L.P. as our Operating Partnership.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The Annual Meeting

The Annual Meeting will be held on October 26, 2017 at 12:00 P.M. Eastern Time at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Oxford Room (2nd Floor), and at any adjournment or postponement thereof. For information on how to obtain directions to attend the Annual Meeting and vote in person, please contact our Investor Relations department at (888) 558-1031 or via email at investor.relations@bluerockre.com.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is to vote on the following proposals:

1.	Second Amended 2014 Incentive Plans. Approve the amendment and restatement of each of our Amended 2014 Individuals Plan and our Amended 2014 Entities Plan (together, the “Amended 2014 Incentive Plans,” and as amended and restated pursuant to this proposal, the “Second Amended 2014 Incentive Plans”). See “Proposal 1: Approval of Second Amended 2014 Incentive Plans” beginning on page 35 of the accompanying proxy statement.
2.	Issuances. Approve the issuance, pursuant to the Contribution Agreement dated August 3, 2017, as amended on August 9, 2017 (the “Contribution Agreement”), of (i) OP Units, and shares of our Class A Common Stock that may be issued in the Company’s discretion upon redemption of such OP Units in certain circumstances, and (ii) shares of our Class C Common Stock, and shares of our Class A Common Stock that may be issued upon conversion of such shares of Class C Common Stock in certain circumstances; in each case, to the applicable contributor and its affiliates and related persons (each, a “Contributor”) in connection with the Internalization, which includes certain of the Company’s directors and officers, and affiliates thereof (collectively, the “Issuances”). As more fully described in this proxy statement, based on the Company’s estimate of the Base Management and Incentive Fees payable for the 12 months ending September 30, 2017, and assuming a range of valuation of the Contribution Consideration of between $10.00 and $13.00 per OP Unit and share of Class C Common Stock, the Company estimates that the number of OP Units to be issued as Contribution Consideration in connection with the Internalization will range from a low of 3,125,333 OP Units to a high of 4,062,933 OP Units, and that the number of shares of Class C Common Stock to be issued as Contribution Consideration in connection with the Internalization will range from a low of 63,782 shares of Class C Common Stock to a high of 82,917 shares of Class C Common Stock. However, the Contribution Agreement does not impose a minimum or maximum number of OP Units or shares of Class C Common Stock that may be issued as Contribution Consideration, and the estimated Base Management and Incentive Fees and price per share of Class A Common Stock used in making those estimates may differ from the actual Base Management and Incentive Fees and price per share of Class A Common Stock to be used in determining the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization. For these reasons, the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization may differ from those estimates, and may fall inside or outside of the estimated ranges. See “Proposal 2: The Issuances” beginning on page 51 of the accompanying proxy statement.
3.	Election of Directors. Elect the five director nominees named in this proxy statement to hold office until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified. See “Proposal 3: Election of Directors” beginning on page 107 of the accompanying proxy statement.
4.	Ratification of Independent Auditor. Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. See “Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm” beginning on page 133 of the accompanying proxy statement.
5.	Non-Binding, Advisory Vote on Executive Compensation. Approve a non-binding, advisory resolution on the compensation of the Company’s named executive officers (“NEOs”). See “Proposal 5: Non-Binding, Advisory Vote on Executive Compensation” beginning on page 134 of the accompanying proxy statement.
6.	Adjournment. Approve the adjournment of the Annual Meeting, if necessary or appropriate in the discretion of the chairman of the Annual Meeting, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve either the Second Amended 2014 Incentive Plans, or the Issuances (the “Adjournment”). See “Proposal 6: Adjournment” beginning on page 136 of the accompanying proxy statement.
7.	Other Business. Attend to such other business as may properly come before the Annual Meeting.

The board of directors is not aware of any other matter to be presented for action at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote the proxies in accordance with their discretion on any such matter.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did you send me this proxy statement?
A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2017 Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”), and is designed to assist you in voting. You are invited to attend the Annual Meeting to vote in person on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card as described below.
Q:	What is a proxy?
A:	A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Mr. R. Ramin Kamfar and Mr. Christopher J. Vohs, each of whom is an officer of the Company, as your proxies, and you are giving them permission to vote your shares of Class A Common Stock at the Annual Meeting. The appointed proxies will vote all of your shares of Class A Common Stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR each of the five director nominees named in this proxy statement. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of Class A Common Stock. Accordingly, it is important for you to return the proxy card to us as soon as possible, whether or not you plan on attending the Annual Meeting.
Q:	When is the Annual Meeting and where will it be held?
A:	The Annual Meeting will be held on October 26, 2017, at 12:00 P.M. Eastern Time at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York, 10019, in the Oxford Room (2nd Floor).
Q:	Who is entitled to vote at the Annual Meeting?
A:	Anyone who owned shares of our Class A Common Stock at the close of business on August 22, 2017, the record date for the Annual Meeting (the “Record Date”), or their duly appointed proxies, are entitled to vote at the Annual Meeting. Our Class A Common Stock is the only class of our common stock, and is the only class of securities entitled to vote at the Annual Meeting.
Q:	Who can attend the Annual Meeting?
A:	All holders of our Class A Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Annual Meeting. In order to be admitted to the Annual Meeting, you must present proof of ownership of our stock on the Record Date. Such proof can consist of: a brokerage statement or letter from a broker indicating ownership on the Record Date; a proxy card; a voting instruction form; or a legal proxy provided by your broker or nominee. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership.
Q:	How many shares of Class A Common Stock are outstanding and entitled to vote at the Annual Meeting?
A:	As of August 22, 2017 (i.e., the Record Date), there were 24,192,645 shares of our Class A Common Stock outstanding and entitled to vote at the Annual Meeting.
Q:	What will constitute a quorum at the Annual Meeting?
A:	A quorum consists of the presence, in person or by proxy, of stockholders holding at least a majority of the shares of our Class A Common Stock outstanding on the Record Date. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, you will be considered in determining the presence of a quorum.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of Class A Common Stock you held as of the Record Date.
Q:	What am I voting on?
A:	At the Annual Meeting, you will be asked to vote on the following proposals:
1.	To approve the Second Amended 2014 Incentive Plans.
2.	To approve the Issuances.
3.	To elect each of the five director nominees to serve on our board of directors until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified.
4.	To approve the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
5.	To approve, on a non-binding, advisory basis, the compensation of our NEOs.
6.	To approve the Adjournment.
7.	You may also be asked to vote on any other business as may properly come before the Annual Meeting.
Q:	How may I vote on each proposal?
A:	You may vote on each proposal as follows:
Proposal 1:	You may vote for, against or abstain on the vote to approve the Second Amended 2014 Incentive Plans.
Proposal 2:	You may vote for, against or abstain on the vote to approve the Issuances.
Proposal 3:	You may vote for any or each of the five director nominees named in this proxy statement to serve on our board of directors, withhold from any particular director nominee, or withhold from all director nominees.
Proposal 4:	You may vote for, against or abstain from voting to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
Proposal 5:	You may vote for, against or abstain on the vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.
Proposal 6:	You may vote for, against or abstain on the vote to approve the Adjournment.
Proposal 7:	You may vote for, against or abstain on the vote to approve any other business as may properly come before the Annual Meeting.
Q:	How does the board of directors recommend I vote on each of the proposals?
A:	The recommendations of the board of directors are set forth together with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:
•	FOR the approval of the Second Amended 2014 Incentive Plans (see Proposal 1);
•	FOR the approval of the Issuances (see Proposal 2);
•	FOR the election as directors of the five director nominees named in this proxy statement (see Proposal 3);
•	FOR the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (see Proposal 4);

•	FOR the vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers (see Proposal 5); and
•	FOR the vote to approve the Adjournment (see Proposal 6).

Should any business not described above properly come before the Annual Meeting, the persons named in the proxy will vote in accordance with their judgment.

Q:	Why is the Company proposing the Issuances and the Internalization?
A:	We believe that we can acquire the external management functions currently provided to us by the Manager pursuant to the management agreement (the “Management Agreement”) we entered into simultaneously with our initial public offering in April 2014 (the “IPO”) with compelling benefits to the Company and our stockholders, and with minimal disruption to our operations. Based upon our current size and the scope of our operations, we believe that we comfortably exceed the critical mass required to support an internally-managed structure. Upon the consummation of the Internalization, we expect to employ various individuals associated with the Manager or its affiliates who have been, and are expected to continue to be, instrumental in our growth and continued operations. We believe the Internalization will provide us with an experienced management team with industry expertise, management capabilities and a unique knowledge of our assets and business strategies. We also believe the Internalization will benefit our stockholders through anticipated reduction in expenses in the combined general, administrative and management fee expense categories, improved cash flow, potential accretion to net income and adjusted funds from operations (“AFFO”), enhanced access to capital, a simplified corporate structure, and direct control over experienced employees and an executive management team that will be under long-term (i.e., three-year-plus) agreements with financial incentives closely aligned with the interests of our stockholders.

We believe that the Internalization has several potential advantages, including:

•	the Internalization being accretive over time to our net income, earnings and AFFO on an annualized basis as a result of the reduction in operating costs resulting from the elimination of management and other fees and expense reimbursements to our external Manager under the Management Agreement. No assurances can be given, however, that any such accretion in our net income, earnings or AFFO will actually occur;
•	the Internalization resulting in the mitigation of perceived or actual conflicts of interest between the Company and the Manager and our officers, the greater alignment of the interests of certain of our officers and directors with those of our stockholders, and the simplification of our corporate structure;
•	the Company’s ability to lock in and incentivize key members of our executive management team through long-term (three-year-plus) employment and services agreements;
•	the Company’s ability, as a result of the Internalization, to control key functions that are important to the growth of its business; and
•	the enhanced ability to attract new institutional investors to the Company and improve the Company’s ability to raise capital.
Q:	What are the potential risks relating to the Company involved in the Internalization?
A:	In addition to those risk factors listed in “Risk Factors” beginning on page 26 and discussed elsewhere in this proxy statement, the Internalization presents some potential disadvantages and risks to our Company and its stockholders, including:
•	potential conflicts of interest in the Internalization between the Company and our directors and current and future executive officers, including our need for ongoing services from affiliates of the Manager;
•	the cost of, and our ability to successfully integrate and complete, the Internalization and successfully operate as a self-administered and self-managed real estate investment trust (“REIT”);

•	the significant costs involved in connection with completing the transactions contemplated by the Contribution Agreement;
•	potential liabilities associated with the direct employment of personnel; and
•	potential liabilities that the Company may inherit from the Manager as a result of the Internalization that may not be covered by the indemnification provisions of the Contribution Agreement.
Q:	What is the effect of the Internalization?
A:	Upon consummation of the Internalization, we will become self-managed and self-advised. After that time, we no longer pay the management fees or expense reimbursements to the Manager under the Management Agreement. We will, however, be obligated to pay the salaries, other compensation and benefits of the employees of a new entity formed in connection with the Internalization, Bluerock REIT Operator, LLC (“Manager Sub”), which will then be our indirect subsidiary, our other operating expenses, and certain amounts under an Administrative Services Agreement to be entered into between the Company, the Operating Partnership, Bluerock Real Estate, L.L.C. (“BRRE”), and certain affiliates and subsidiaries thereof. See “Certain Agreements to be Entered into Pursuant to the Contribution Agreement — Administrative Services Agreement” beginning on page 104 of this proxy statement. Further, as a result of the Internalization, certain of our executive officers and directors who own membership interests in the Manager will receive Internalization Consideration.
Q:	How were the terms of the Internalization determined?
A:	The Internalization Consideration (i.e., the aggregate amount of consideration to be paid in connection with the Internalization) will be determined pursuant to a formula established in the Management Agreement at the time of the Company’s IPO in April 2014. Other terms and conditions of the Internalization, including but not limited to indemnification obligations and restrictive covenants binding upon the Contributors receiving the Internalization Consideration and certain of their affiliates, were determined through negotiation between the principals of the Manager and the Special Committee. The Special Committee is comprised solely of independent and disinterested directors who are not affiliated with the Manager. To assist with this process, the Special Committee hired its own independent financial advisor, Duff & Phelps, LLC (“Duff & Phelps”), and its own independent legal counsel, Morrison & Foerster LLP (“Morrison & Foerster”). In addition, the Company engaged FPL Associates L.P. (“FPL”), an independent executive compensation consulting firm, in connection with the negotiation of the terms and conditions of the employment and services agreements with our executive officers.

On August 2, 2017, Duff & Phelps delivered a written fairness opinion stating that, based upon and subject to the qualifications, limitations and assumptions of the fairness opinion, and, as of the date of the fairness opinion, the Internalization Consideration to be paid by us pursuant to the Contribution Agreement is fair to the Company from a financial viewpoint.

Q:	Are there any conflicts in connection with the Internalization?
A:	Yes. The executive officers of the Manager are either our directors or executive officers, or provide services to us through affiliates of the Manager. Most of the executive officers of the Manager will enter into employment or services agreements with Manager Sub following the Internalization, and most also own membership interests in the Manager and will be entitled to Internalization Consideration. As set forth in this proxy statement, those parties may have different interests in the consummation of the Internalization than the interests of our other stockholders. See “Proposal 2: The Issuances — Interests of Certain Persons in the Internalization.”
Q:	How did you address these conflicts?
A:	In November 2016, at the outset of the Internalization discussions, our board of directors authorized the formation of the Special Committee, which is comprised solely of independent and disinterested directors, to explore the potential internalization of management as permitted under the Management Agreement. The Special Committee hired its own independent financial advisor, Duff & Phelps, and independent legal counsel, Morrison & Foerster, to assist it in this process. After considering the possibility of remaining externally managed, and discussing and negotiating the terms and conditions of the Internalization, the Special Committee determined that the Internalization is advisable and in the best interests of our Company. In addition, in connection with the negotiation of the terms and conditions of the employment and services agreements with our executive officers, the Company engaged FPL to advise the compensation committee on alternatives for post-Internalization executive compensation design as more fully described in this proxy statement.
Q:	What will the management team look like after the Internalization is completed?
A:	Following the consummation of the Internalization, we expect that the Company will be led by the same highly experienced management team that has been integral to our growth and success. Mr. R. Ramin Kamfar, who has served as our Chairman, Chief Executive Officer and President, will continue to serve as our Chairman and Chief Executive Officer, while Mr. James G. Babb, III, who has served as Chief Investment Officer of the Manager and Chairman of the Manager’s investment committee, will serve as our Chief Investment Officer; Mr. Ryan S. MacDonald, who has served as Chief Acquisitions Officer of the Manager and as a member and secretary of the Manager’s investment committee, will serve as our Chief Acquisitions Officer; Mr. Jordan B. Ruddy, who has served as President of the Manager and as a member of the Manager’s investment committee, will serve as our Chief Operating Officer and President; Mr. Christopher J. Vohs, who has served as our Chief Accounting Officer and as Chief Financial Officer of the Manager, will serve as our Chief Financial Officer and Treasurer; and Mr. Michael L. Konig, who has served as Chief Operating Officer, General Counsel and Secretary of both the Manager and of the Company, will, through his wholly-owned law firm, Konig & Associates, LLC (“K&A”), will serve as our Chief Legal Officer and Secretary. The business of K&A is limited to owning membership interests in the Manager, and providing limited legal services to affiliates of BRRE.

Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs have entered into employment agreements with Manager Sub, and Mr. Konig has entered into a services agreement with Manager Sub through K&A. Each such agreement will become effective upon Closing, and will have an initial term through and including December 31, 2020. See “Proposal 2: The Issuances” beginning on page 51 of this proxy statement for a detailed summary of the terms of each of these employment and services agreements.

Q:	What are the Issuances?
A:	In connection with the Internalization, we will cause our Operating Partnership to issue OP Units, and we will issue shares of Class C Common Stock, to the Contributors. The number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization will be determined by dividing the aggregate value of the Internalization Consideration payable in such OP Units and shares of Class C Common Stock (the “Contribution Consideration”) by the volume-weighted average closing price of our Class A Common Stock on the NYSE MKT for the twenty (20) trading days beginning on and including September 11, 2017, through and including October 6, 2017 (the “VWAP”). While the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization is not yet determinable, the Company estimates, based on the estimated aggregate value of the Internalization Consideration of approximately $41.5 million and assumed prices of $10.00, $11.50 and $13.00, respectively, per share (representing, for illustrative purposes only, a range of assumed potential closing prices of our Class A Common Stock on the NYSE MKT, or the “Reference Prices”), that the number of OP Units to be issued as Contribution Consideration in connection with the Internalization will range from a low of 3,125,333 OP Units based on the high Reference Price of $13.00 to a high of 4,062,933 OP Units based on the low Reference Price of $10.00 (with a midpoint of 3,532,985 OP Units based on the midpoint Reference Price of $11.50), and that the number of shares of Class C Common Stock to be issued as Contribution Consideration in connection with the Internalization will range from a low of 63,782 shares of Class C Common Stock based on the high Reference Price of $13.00 to a high of 82,917 shares of Class C Common Stock based on the low Reference Price of $10.00 (with a midpoint of 72,102 shares of Class C Common Stock based on the midpoint Reference Price of $11.50). However, the Contribution Agreement does not impose a minimum or maximum number of OP Units or shares of Class C Common Stock that may be issued as Contribution Consideration, and any or all of the Reference Prices may differ from the VWAP. For these reasons, the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization may differ from those estimates, and may fall inside or outside of the estimated ranges.

Commencing on the one-year anniversary of the Closing, each OP Unit issued as Contribution Consideration may be tendered for redemption, at the holder’s option and subject to the terms and conditions set forth in the limited partnership agreement of our Operating Partnership, for cash equal to the average closing price of our Class A Common Stock for the ten (10) consecutive trading days immediately preceding the date we receive a notice of redemption, or, at our sole option, for shares of our Class A Common Stock on a one-for-one basis, in lieu of cash. As of August 22, 2017 (i.e., the Record Date), there were 24,192,645 shares of our Class A Common Stock outstanding. Each share of Class C Common Stock will be convertible, at the holder’s option (at any time and from time to time), into one (1) fully-paid and non-assessable share of Class A Common Stock, and upon the occurrence of certain transfers of OP Units or shares of Class C Common Stock and similar events, will convert automatically into one (1) fully-paid and non-assessable share of Class A Common Stock.

Q:	How can I vote?
A:	You can vote in person at the Annual Meeting or by proxy. You may authorize a proxy by completing, dating, signing and promptly returning the proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement. You may also authorize a proxy to vote by telephone, via fax, or via the internet by following the procedures described in your proxy card. Those stockholders of record authorizing a proxy to vote by telephone, via fax or via the internet must do so no later than 5:00 P.M. Eastern Time, on October 25, 2017.

If you elect to attend the Annual Meeting, you can submit your vote in person, and any previous votes that you submitted by mail will be superseded.

Q:	Are voting procedures different if I hold my shares in the name of a broker, bank or other nominee?
A:	If your shares are held in a “street name” through a broker, bank or other nominee, please refer to the instructions provided by such nominee regarding how to vote your shares or to revoke your voting instructions. The availability of telephone, fax and Internet proxy authorization depends on the voting processes of the broker, bank or other nominee.
Q:	What if I submit my proxy and then change my mind?
A:	You have the right to revoke your proxy at any time before the Annual Meeting by:
(1)	providing written notice of the revocation to Michael L. Konig, our Secretary;
(2)	attending the Annual Meeting and voting in person; or
(3)	submitting another proxy card dated after your first proxy card by telephone, via fax or via the internet, if we receive it no later than 5:00 P.M. Eastern Time on October 25, 2017.

Only the most recent proxy vote will be counted, and all others will be discarded, regardless of the method of voting.

Q:	Will my vote make a difference?
A:	Yes. Your vote could affect the composition of our board of directors, as well as the outcome of the proposals regarding our Company’s ability to consummate the Internalization, incentivize and retain our management and non-employee directors through awards under the Second Amended 2014 Incentive Plans, the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2017, the non-binding, advisory vote on executive compensation, and, if necessary or appropriate in the discretion of the chairman of the Annual Meeting, the Adjournment. Moreover, your vote is needed to ensure that these proposals can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	What is a “broker non-vote,” and how are such votes cast and counted?
A:	A “broker non-vote” occurs when a broker does not receive voting instructions from the beneficial owner of shares of common stock on a particular matter and indicates on the proxy delivered with respect to such shares of common stock that it does not have discretionary authority to vote on that matter.

SEC rules prohibit brokers from voting their customers’ shares on proposals considered by the rules of the NYSE MKT to be “non-routine” matters without receiving voting instructions from the customer. Under the rules of the NYSE MKT, Proposal 1 (the vote to approve the Second Amended 2014 Incentive Plans), Proposal 2 (the vote to approve the Issuances), Proposal 3 (the election of directors), and Proposal 5 (the non-binding, advisory vote on executive compensation) are considered “non-routine” matters. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with these proposals.

Proposal 4 (the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017) and Proposal 6 (the vote to approve the Adjournment) are the only matters to be presented at the Annual Meeting that are considered “routine” under NYSE MKT rules, and on which brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions.

Broker non-votes will be considered “present” for the purpose of determining whether a quorum exists, but for Proposal 1, Proposal 2, Proposal 3, and Proposal 5, will not be counted as votes cast, and will have no effect on the result of the vote.

Q:	How are abstentions counted?
A:	Abstentions will be considered “present” for the purpose of determining whether a quorum exists. Under Maryland law, abstentions are not considered to be votes cast on a proposal. However, with respect to matters for which stockholder approval is a prerequisite to the listing of shares, the NYSE MKT has taken the position that abstentions should be treated as votes cast. Since the approval of Proposal 1 (the vote to approve the Second Amended 2014 Incentive Plans) would require the listing on the NYSE MKT of the increased number of shares of our Class A Common Stock issuable under the Second Amended 2014 Incentive Plans, and the approval of Proposal 2 (the vote to approve the Issuances) would require the listing on the NYSE MKT of the increased number of shares of our Class A Common Stock issuable upon redemption of OP Units and/or upon conversion of shares of the Class C Common Stock issued in the Issuances, an abstention with respect to either of Proposal 1 or Proposal 2 will be treated as a vote cast, and will thus have the same effect as a vote “against” Proposal 1 or Proposal 2 (as applicable).

For the other proposals, consistent with Maryland law, abstentions will not be treated as votes cast and will have no effect on the result of the vote.

Q:	What vote is required to approve Proposals 1, 2, 4, 5 and 6?
A:	Under our bylaws, the affirmative vote of at least a majority of all votes cast at the Annual Meeting at which a quorum is present is required to approve Proposal 1 (the vote to approve the Second Amended 2014 Incentive Plans), Proposal 2 (the vote to approve the Issuances), Proposal 4 (the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017), Proposal 5 (the non-binding, advisory vote on executive compensation) and Proposal 6 (the vote to approve the Adjournment).

This means that each of Proposals 1, 2, 4, 5 and 6 needs to receive more “for” votes than “against” votes in order to be approved. In the event that no option receives a majority of the votes cast on any such proposal, we will consider the option that receives the most votes to be the option selected by stockholders on such proposal.

In addition, pursuant to the Contribution Agreement, Proposal 2 (the Issuances) must be approved without the votes of the Contributors and their respective subsidiaries and affiliates (including Messrs. Kamfar, Babb, MacDonald, Ruddy, Konig and Kachadurian, as well as Mr. Jerold E. Novack, who serves as BRRE’s Executive Vice President and Chief Financial Officer), as they have material financial interests in the Issuances. Therefore, Proposal 2 must be approved by the affirmative vote of (i) a majority of the votes cast, and (ii) a majority of the votes cast, excluding votes of shares cast by Messrs. Kamfar, Babb, MacDonald, Ruddy, Konig, Kachadurian, and Novack, and their respective subsidiaries and affiliates.

Q:	What vote is required to approve Proposal 3?
A:	Under our bylaws, in order to be elected as a director as described in Proposal 3, a director nominee must receive the affirmative vote of a plurality of all votes cast at the Annual Meeting at which a quorum is present. This means that a director nominee with the most votes for a particular board seat is elected to that seat. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, but will be considered “present” for the purpose of determining the presence of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If approved, this proposal does not entitle stockholders to appraisal rights under Maryland law or our charter.
Q:	What are the consequences if Proposal 1 is not approved by stockholders?
A:	If Proposal 1 (the vote to approve the Second Amended 2014 Incentive Plans) is not approved by stockholders, the Issuances, and thus the Internalization, will not be consummated.
Q:	What are the consequences if the Issuances and the Internalization are not consummated?
A:	If the Issuances and the Internalization are not consummated for any reason, including if stockholders fail to approve Proposal 1 (the vote to approve the Second Amended 2014 Incentive Plans), we expect to continue to be externally managed by the Manager. We would continue to pay fees and expense reimbursements to the Manager under the existing Management Agreement.
Q:	How will voting on any other business be conducted?
A:	We do not know of any business to be considered at the Annual Meeting other than the vote to approve the Second Amended 2014 Incentive Plans, the vote to approve the Issuances, the election of directors, the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, the non-binding, advisory vote on executive compensation, and (if necessary or appropriate in the discretion of the chairman of the Annual Meeting), the vote to approve the Adjournment. However, if any other business is properly presented at the Annual Meeting, your submitted proxy gives authority to Messrs. Kamfar and Vohs, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.
Q:	When are the stockholder proposals for the next annual meeting of stockholders due?
A:	Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2018 may do so by following the procedures prescribed in Article II, Section 11 of our Bylaws. To be eligible for presentation to and action by the stockholders at the 2018 annual meeting, director nominations and other stockholder proposals must be received by Michael L. Konig, our Secretary, no earlier than the 150th day, nor later than 5:00 P.M. Eastern Time on the 120th day, prior to the first anniversary of the date of this proxy statement (i.e., no earlier than April 8, 2018 and no later than May 8, 2018). However, if we hold our 2018 annual meeting before September 26, 2018, or after November 25, 2018, stockholders must submit proposals no earlier than 150 days prior to the 2018 annual meeting date and no later than the later of 120 days prior to the 2018 annual meeting date or ten (10) days after announcement of the 2018 annual meeting date.

Q:	Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?
A:	We will bear all expenses incurred in connection with the solicitation of proxies. We have retained Morrow Sodali LLC, a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $25,000 plus expenses. Additionally, our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.
Q:	If I plan to attend the Annual Meeting in person, should I notify anyone?
A:	While you are not required to notify anyone in order to attend the Annual Meeting, if you do plan to attend, we would appreciate your contacting our Investor Relations department in advance of the Annual Meeting at (888) 558-1031, or via email at investor.relations@bluerockre.com.
Q:	Who can I contact with questions on how to vote?
A:	If you have questions regarding the Annual Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help in voting your shares of common stock, please contact our Proxy Solicitor:

Morrow Sodali, LLC
470 West Avenue
Stamford, CT 06902

Banks and Brokerage Firms May Call Collect: (203) 658-9400
Shareholders May Call Toll-Free: (800) 662-5200
E-mail: BRG@morrowsodali.com

Q:	How can I contact the Company?
A:	The Company’s principal executive offices are located at 712 Fifth Avenue, 9th Floor, New York, New York 10019. The Company’s telephone number is (877) 826-BLUE (2583), and the telephone number for our Investor Relations department is (888) 558-1031.
Q:	Where can I find more information?
A:	We file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information we file with the SEC on the web site maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or 1-202-551-7900 for further information regarding the public reference facilities.

SUMMARY

This summary highlights selected information contained in this proxy statement and does not contain all of the information you should consider in making your decision as to how to vote your shares. To better understand the matters discussed in this summary, and for a more complete description of the terms of and risks related to the Internalization, you should read this entire proxy statement and the other documents that are referred to in this proxy statement.

Second Amended 2014 Incentive Plans

We currently have in effect the Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Amended 2014 Individuals Plan”) and the Amended and Restated 2014 Equity Incentive Plan for Entities (the “Amended 2014 Entities Plan”). We refer to these plans together as the “Amended 2014 Incentive Plans.” The Amended 2014 Incentive Plans provide for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards, including long-term incentive plan units of the Operating Partnership (“LTIP Units”). Our board of directors considers the Amended 2014 Incentive Plans an integral part of our ability to attract and retain independent directors, executive officers and other key employees with high ability and initiative.

In anticipation of the Internalization, our compensation committee worked with FPL Associates L.P. (“FPL”), an independent executive compensation consulting firm, to survey and study the market compensation ranges of our competitors and advise the compensation committee on alternatives for post-Internalization executive compensation design. In connection with that process and to help us to attract, retain and motivate highly qualified management personnel and more directly align the economic interests of our management with those of our stockholders, our board of directors has approved, subject to the approval of our stockholders pursuant to Proposal 1, the amendment and restatement of the Amended 2014 Individuals Plan (the “Second Amended 2014 Individuals Plan”), and the Amended 2014 Entities Plan (the “Second Amended 2014 Entities Plan,” and together with the Second Amended 2014 Individuals Plan, the “Second Amended 2014 Incentive Plans”). In addition, the compensation committee has separately approved the terms and conditions of the employment and services agreements with our executive officers to become effective upon Closing, which provide, among other things, for annual and long-term incentive compensation awards that will be paid pursuant to the Second Amended 2014 Incentive Plans. To ensure an adequate supply of shares available for such future awards, the Second Amended 2014 Incentive Plans reflect an increase in the number of shares of our Class A Common Stock available for issuance, to an aggregate of 1,625,000 shares.

If approved by our stockholders, the Second Amended 2014 Incentive Plans will be implemented regardless of whether the other proposals to be considered at the Annual Meeting are approved by our stockholders. If the Second Amended 2014 Incentive Plans are not approved by our stockholders, the Internalization will not be consummated. Our board of directors has adopted (subject to stockholder approval), and recommends that stockholders approve, the Second Amended 2014 Incentive Plans.

The Internalization

Parties Involved in the Internalization

The parties involved in the Internalization include the following:

The Company, the Operating Partnership and the OP Sub:

Bluerock Residential Growth REIT, Inc. (together with its subsidiaries, “we,” “us,” “our,” “our Company” or “the Company”)	General. We are a Maryland corporation and have elected to be taxed as a REIT for federal income tax purposes. We own a high-quality portfolio of apartment properties located in demographically attractive growth markets. We are the sole general partner of our Operating Partnership, Bluerock Residential Holdings, LP.
External management. Currently, we are externally managed and advised by BRG Manager, LLC (the “Manager”) pursuant to the terms of the Management Agreement. The Manager is an affiliate of BRRE.
Role in the Internalization. Pursuant to the terms and conditions of the Contribution Agreement, we will, through our Operating Partnership and its wholly-owned subsidiary, Bluerock TRS Holdings, LLC (the “OP Sub”), acquire the external asset management functions of the Manager currently provided to us pursuant to the Management Agreement, in order to facilitate the Internalization.
Bluerock Residential Holdings, LP (the “Operating Partnership”)	General. The Operating Partnership is a Delaware limited partnership, in which the Company is the sole general partner. The Operating Partnership is a subsidiary of the Company through which the Company holds, directly or indirectly, all of its assets and conducts substantially all of its business.
Role in the Internalization. Pursuant to the terms and conditions of the Contribution Agreement, the Contributors will (a) contribute, to the Operating Partnership, 99.9% of the membership interests in Manager Sub, and (b) sell, to the OP Sub, 0.1% of the membership interests in Manager Sub, which entity will hold (i) all right, title and interest in, to and under the Management Agreement, and (ii) the assets and contract rights used by the Manager in the performance of its obligations under the Management Agreement.
Bluerock TRS Holdings, LLC (the “OP Sub”)	General. The OP Sub is a Delaware limited liability company and a wholly owned subsidiary of the Operating Partnership.

Role in the Internalization. Pursuant to the terms and conditions of the Contribution Agreement, the Contributors will (a) contribute, to the Operating Partnership, 99.9% of the membership interests in Manager Sub, and (b) sell, to the OP Sub, 0.1% of the membership interests in Manager Sub, which entity will hold (i) all right, title and interest in, to and under the Management Agreement, and (ii) the assets and contract rights used by the Manager in the performance of its obligations under the Management Agreement.
The Manager and Manager Sub:
BRG Manager, LLC (the “Manager”)	General. The Manager is a Delaware limited liability company collectively owned by the Contributors (as defined below).
Role in the Internalization. Pursuant to the terms and conditions of the Contribution Agreement, prior to the consummation of the Internalization, the Manager will (a) assign to its wholly-owned subsidiary, Manager Sub, (i) all of its right, title and interest in, to and under the Management Agreement, and (ii) all of its assets and contract rights used in the performance of its obligations under the Management Agreement (collectively, the “Transferred Assets”), in exchange for 100% of the issued and outstanding membership interests in Manager Sub (the “Membership Interests”); and will then (b) distribute all of the Membership Interests in Manager Sub to its members (i.e., the Contributors) in proportion to their respective equity ownership interests in the Manager.
Bluerock REIT Operator, LLC (“Manager Sub”)	General. Manager Sub is a Delaware limited liability company. Currently, Manager Sub is a wholly-owned subsidiary of the Manager. In connection with the Internalization, Manager Sub will become a wholly-owned subsidiary of the Operating Partnership and the OP Sub (and thus, indirectly, of the Company), as more fully described below.
Role in the Internalization. Pursuant to the terms and conditions of the Contribution Agreement, prior to the consummation of the Internalization, Manager Sub will accept the assignment of the Transferred Assets from the Manager. Manager Sub will thereby succeed to ownership and hold (i) all right, title and interest in, to and under the Management Agreement, and (ii) the assets and contract rights used by the Manager in the performance of its obligations under the Management Agreement.

The Manager will then distribute all of the Membership Interests in Manager Sub to the Contributors in proportion to their respective equity ownership interests in the Manager. The Contributors will then (a) contribute, to the Operating Partnership, 99.9% of the Membership Interests in Manager Sub, and (b) sell, to the OP Sub, 0.1% of the Membership Interests in Manager Sub. Collectively, the Operating Partnership and the OP Sub (and thus, indirectly, the Company) will thereafter own and control 100% of the Membership Interests in Manager Sub, and therefore, the Transferred Assets.
Manager Sub, in its post-Closing capacity as an indirect subsidiary of the Company, has entered into the employment and services agreements with the Company’s executive officers to become effective at the Closing, as more fully described herein.
The Contributors:
Bluerock Real Estate, L.L.C. (“BRRE”)	BRRE is a Delaware limited liability company controlled by Mr. Kamfar and in which Mr. Kamfar owns a 99.90% equity interest. BRRE owns 49.80% of the equity interests in the Manager.
James G. Babb, III (“Mr. Babb”)	Mr. Babb serves as Chief Investment Officer of the Manager. Mr. Babb owns 14.25% of the equity interests in the Manager.
Ryan S. MacDonald (“Mr. MacDonald”)	Mr. MacDonald serves as the Managing Director — Investments of the Manager. Mr. MacDonald owns 3.56% of the equity interests in the Manager.
Jordan B. Ruddy (“Mr. Ruddy”)	Mr. Ruddy serves as the President of the Manager. Mr. Ruddy owns 11.32% of the equity interests in the Manager.
Konig & Associates, LLC (“K&A”)	K&A is a New Jersey limited liability company controlled by Mr. Konig and in which Mr. Konig owns 100.00% of the equity interests. K&A owns 11.32% of the equity interests in the Manager.
The Kachadurian Group, LLC (“Kachadurian Group”)	Kachadurian Group is an Illinois limited liability company controlled by Mr. Kachadurian and in which Mr. Kachadurian owns 100% of the equity interests. Kachadurian Group owns 4.75% of the equity interests in the Manager.
Jenco Business Advisors, Inc. (“Novack”)	Novack is a New York corporation controlled by Mr. Jerold E. Novack, who serves as BRRE’s Senior Executive Vice President and Chief Financial Officer, and in which Mr. Novack owns a 100.00% equity interest. Novack owns a 5.00% equity interest in the Manager.

Role of the Contributors in the Internalization:
BRRE, Mr. Babb, Mr. MacDonald, Mr. Ruddy, K&A, Kachadurian Group, and Novack (collectively, the “Contributors”)	Pursuant to the terms and conditions of the Contribution Agreement, prior to the consummation of the Internalization, the Contributors will accept the distribution from the Manager of the Membership Interests in Manager Sub in proportion to the respective equity ownership interest of each such Contributor in the Manager. In connection with the consummation of the Internalization, each Contributor will then (a) contribute, to the Operating Partnership, 99.9% of its pro rata portion of the Membership Interests in Manager Sub, and (b) sell, to the OP Sub, 0.1% of its pro rata portion of the Membership Interests in Manager Sub.
Collectively, the Operating Partnership and the OP Sub (and thus, indirectly, the Company) will thereby own 100% of the Membership Interests in Manager Sub, its rights under the Management Agreement, and the assets and contract rights formerly used by the Manager in the performance of its obligations thereunder.

Overview of the Internalization (see page 92)

The following are the principal features of the Internalization:

Internally Managed REIT.  Upon consummation of the Internalization, we will become an internally managed REIT. We, through our Operating Partnership and the OP Sub, will acquire the external asset management functions currently provided to us by the Manager pursuant to the Management Agreement. In addition to our executive management team, we expect that approximately 33 of the current employees of an affiliate of the Manager will become direct employees of Manager Sub. Further, pursuant to an Administrative Services Agreement, we will have access to the services of additional employees and the business infrastructure of an affiliate of the Manager on an at-cost and as-needed basis. As a result, we expect the Internalization to provide us with a full complement of experienced personnel with expertise in investment, capital markets, asset management, finance, legal and administrative functions, with unique knowledge of our assets, business strategies and investment pipeline. We believe the Internalization will offer compelling benefits to the Company and our stockholders through anticipated reduction in expenses in the combined general, administrative and management fee expense categories, improved cash flow, potential accretion to net income and AFFO, enhanced access to capital, a simplified corporate structure, and direct control over experienced employees and an executive management team that will be under long-term (i.e., three-year-plus) agreements with financial incentives closely aligned with the interests of our stockholders.

Internalization of Executive Management Team.  Upon consummation of the Internalization, we expect that the Company will be led by the same highly experienced executive management team that has been integral to our growth and success:

Currently, Mr. Kamfar serves as our Chairman, Chief Executive Officer and President, and as a member of the Manager’s investment committee; Mr. Babb serves as Chief Investment Officer of the Manager and Chairman of the Manager’s investment committee; Mr. MacDonald serves as Chief Acquisitions Officer of the Manager and as a member and secretary of the Manager’s investment committee; Mr. Ruddy serves as President of the Manager and as a member of the Manager’s investment committee; Mr. Vohs serves as our Chief Accounting Officer and Treasurer, and as Chief Financial Officer of the Manager; and Mr. Konig serves as Chief Operating Officer, General Counsel and Secretary of both the Manager and the Company.

Following the consummation of the Internalization, Mr. Kamfar will continue in his roles as our Chairman and Chief Executive Officer; Mr. Babb will serve as our Chief Investment Officer; Mr. MacDonald will serve as our Chief Acquisitions Officer; Mr. Ruddy will serve as our Chief Operating Officer and

President; Mr. Vohs will serve as our Chief Financial Officer and Treasurer; and Mr. Konig, through K&A, will serve as our Chief Legal Officer and Secretary. Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs have entered into employment agreements with Manager Sub, an indirect subsidiary of the Company, and Mr. Konig has entered into a services agreement with Manager Sub through K&A on substantially the same terms as the employment agreements. Each such agreement will become effective upon Closing, and will have an initial term through and including December 31, 2020.

Ownership and Management of the Operating Partnership.  Immediately following the Internalization, assuming the issuance of 3,532,985 OP Units based on the midpoint Reference Price of $11.50 (and including $8 million in issued and outstanding LTIP Units at an estimated price of $11.50 per share, which could vest over the next five years), the Company will beneficially own approximately 77.59% of the outstanding OP Units in the Operating Partnership and the Contributors will beneficially own, collectively, approximately 22.26% of the outstanding OP Units in the Operating Partnership (including OP Units owned prior to the Internalization). Overall, limited partners other than the Company will own approximately 22.41% of the aggregate OP Units in the Operating Partnership (12.18% will be held by holders of OP Units, and 10.23% will be held by holders of LTIP Units). The Company, as the sole general partner of the Operating Partnership, will continue to have sole responsibility and discretion in the management and control of the Operating Partnership (and its subsidiaries, including the OP Sub), and the limited partners of the Operating Partnership, in such capacity, will have no authority to transact business for, or take part in the operations, management or control of, the Operating Partnership.

Consideration to be Paid in the Internalization (see page 94)

In payment of the Internalization Consideration, we will cause our Operating Partnership to issue OP Units, and we will issue shares of our Class C Common Stock, to the Contributors. Pursuant to the Contribution Agreement, the amount of the Internalization Consideration will be determined pursuant to a formula established in the Management Agreement at the time of the Company’s IPO in April 2014. Specifically, the Internalization Consideration will be an amount equal to three (3) times the sum of (i) the Base Management Fee (as defined in the Management Agreement) and (ii) the Incentive Fee (as defined in the Management Agreement), in each case earned by the Manager during the 12-month period ending on the last day of the most recently-completed fiscal quarter prior to Closing, which period is currently expected to be the 12 months ending September 30, 2017.

While the actual value of the Internalization Consideration is not yet determinable, the Company currently estimates that the aggregate value of the Internalization Consideration will be approximately $41.5 million. This estimate is based on (a) the aggregate Base Management and Incentive Fees actually paid to the Manager for the three calendar quarters ending June 30, 2017, and (b) certain assumptions regarding the Base Management and Incentive Fees expected to be earned by the Manager for the calendar quarter ending September 30, 2017. Specifically, the Company has assumed that for the third quarter of 2017, (i) the Manager will earn Base Management Fees of $2.87 million to $2.92 million, premised on the Company’s current equity base plus an assumption that the Company will raise an additional $45.0 million to $75.0 million in equity from its continuous offering of Series B Preferred Stock, and (ii) the Manager will earn no Incentive Fees. Based on those assumptions for the quarter ending September 30, 2017, plus the aggregate Base Management and Incentive Fees actually paid to the Manager for the three calendar quarters ending June 30, 2017, the projected range of Internalization Consideration for the four quarters ending September 30, 2017 is estimated at $41.4 million to $41.6 million. As such, for purposes of providing estimated ranges for the number of OP Units and shares of Class C Common Stock expected to be issuable as Contribution Consideration as set forth in this proxy statement, the Company has utilized an estimated Internalization Consideration amount of $41.5 million.

Pursuant to the Contribution Agreement, the number of OP Units and shares of Class C Common Stock issuable as Contribution Consideration will be determined by dividing the aggregate value of the Internalization Consideration payable in such OP Units and shares of Class C Common Stock, which the Company estimates will be equal to approximately $41,458,500 (the “Contribution Consideration”), by the VWAP (i.e., the volume-weighted average closing price of our Class A Common Stock on the NYSE MKT for the twenty (20) trading days beginning on and including September 11, 2017, through and including October 6, 2017). We will also pay a de minimis amount of cash, which the Company estimates will be equal to approximately $41,500, as consideration in connection with the Internalization (the “Cash Consideration”). The sum of the Contribution Consideration and the Cash Consideration will equal the Internalization Consideration.

The actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization will not be determinable until the actual Base Management and Incentive Fees for the quarter ending September 30, 2017 and the VWAP can be determined. However, based on the estimated amount of the Contribution Consideration and assumed prices of $10.00, $11.50 and $13.00, respectively, per share (representing, for illustrative purposes only, a range of assumed potential closing prices of our Class A Common Stock on the NYSE MKT, or the “Reference Prices”), the Company estimates that the number of OP Units to be issued as Contribution Consideration will range from a low of 3,125,333 OP Units based on the high Reference Price of $13.00 to a high of 4,062,933 OP Units based on the low Reference Price of $10.00 (with a midpoint of 3,532,985 OP Units based on the midpoint Reference Price of $11.50), and that the number of shares of Class C Common Stock to be issued as Contribution Consideration will range from a low of 63,782 shares of Class C Common Stock based on the high Reference Price of $13.00 to a high of 82,917 shares of Class C Common Stock based on the low Reference Price of $10.00 (with a midpoint of 72,102 shares of Class C Common Stock based on the midpoint Reference Price of $11.50). However, the Contribution Agreement does not impose a minimum or maximum number of OP Units or shares of Class C Common Stock that may be issued as Contribution Consideration, and any or all of the Reference Prices may differ from the VWAP. For these reasons, the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization may differ from those estimates, and may fall inside or outside of the estimated ranges.

For illustrative purpose only, assuming $41.5 million of Internalization Consideration, and assuming the Reference Prices of $10.00, $11.50 and $13.00, respectively, per share of our Class A Common Stock, the table below reflects for each such Reference Price the range of resulting allocations of Contribution Consideration consisting of OP Units and Class C Common Stock:

	Reference Price Per Share:
	$10.00	$11.50	$13.00
# of OP Units:	4,062,933	3,532,985	3,125,333
# of Class C Common Shares:	82,917	72,102	63,782
Total:	4,145,850	3,605,087	3,189,115

Commencing on the one-year anniversary of the Closing, each OP Unit issued as Contribution Consideration may be tendered for redemption, at the holder’s option and subject to the terms and conditions set forth in the limited partnership agreement of the Operating Partnership, for cash equal to the average closing price of our Class A Common Stock for the ten (10) consecutive trading days immediately preceding the date we receive a notice of redemption, or, at our sole option, for shares of our Class A Common Stock on a one-for-one basis, in lieu of cash. Each share of Class C Common Stock will be convertible, at the holder’s option (at any time and from time to time), into one (1) fully-paid and non-assessable share of Class A Common Stock, and upon the occurrence of certain transfers of OP Units or shares of Class C Common Stock and similar events, will convert automatically into one (1) fully-paid and non-assessable share of Class A Common Stock. See “Terms of the Class C Common Stock” below for a more detailed description of the terms of the Class C Common Stock.

Regulatory Matters (see page 77)

No material regulatory approvals or filings are required in order to effect the Internalization.

Interests of Certain Persons in the Internalization

In considering the recommendation of the board of directors to vote for the proposals described in this proxy statement, you should be aware that certain of our current directors and executive officers, as well as certain individuals who will become executive officers upon the consummation of the Internalization, have interests in those transactions that may be different from, or in addition to, the interests of our stockholders generally and that may create potential conflicts of interest. These interests include:

•	the payment of consideration in connection with the Internalization to certain of these individuals, including Messrs. Kamfar, Babb, MacDonald, Ruddy, Konig and Kachadurian, and the entry by the applicable individuals into arrangements relating to the payment of such consideration;
•	the entry by Manager Sub, in its post-Closing capacity as an indirect subsidiary of the Company, into employment agreements with Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs, and a services agreement with Mr. Konig through K&A, all of which will become effective upon the consummation of the Internalization; and
•	the grant of equity compensation to Messrs. Kamfar, Babb, MacDonald, Ruddy, Vohs and Konig in accordance with the employment and services agreements, as applicable, which will be effected upon the consummation of the Internalization.

The Special Committee was aware of each of these interests in reviewing, considering and negotiating the terms of the Internalization and in recommending to our board of directors to pursue the Internalization. Our board of directors, and the compensation committee and the compensation consultant (FPL), were also aware of these interests in approving the Contribution Agreement and the transactions described in this proxy statement, and in recommending to our stockholders the approval of the Issuances.

Description of the Internalization and the Contribution Agreement (see page 92)

On August 3, 2017, we entered into the Contribution Agreement, pursuant to which we, through our Operating Partnership and the OP Sub, will acquire the external asset management functions currently provided to us by the Manager pursuant to the Management Agreement, to facilitate the Internalization. Upon the consummation of the Internalization, we expect to employ and engage various individuals associated with the Manager or its affiliates who have been, and are expected to continue to be, instrumental in our growth and continued operations. We expect that the Internalization will provide us with an experienced management team with industry expertise, management capabilities and a unique knowledge of our assets, business strategies and investment pipeline. We believe the Internalization will offer compelling benefits to the Company and our stockholders through anticipated reduction in expenses in the combined general, administrative and management fee expense categories, improved cash flow, potential accretion to net income and AFFO, enhanced access to capital, a simplified corporate structure, and direct control over experienced employees and an executive management team that will be under long-term (i.e., three-year-plus) agreements with financial incentives closely aligned with the interests of our stockholders.

Conditions to the Closing of the Internalization (see page 96)

Each of our and the Contributors’ obligations to consummate the Internalization are subject to a number of conditions, as more fully described in this proxy statement. For example, the Closing is conditioned upon, among other things:

•	the entry by Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs into employment agreements with Manager Sub, in its post-Closing capacity as an indirect subsidiary of the Company, and by Mr. Konig into a services agreement with Manager Sub through K&A;
•	receipt of the requisite NYSE MKT approvals; and
•	receipt of the requisite stockholder approvals for the Second Amended 2014 Incentive Plans, and for the Issuances.

The Special Committee may waive certain of these conditions in its sole discretion.

Closing

The Closing will occur as soon as reasonably practicable after the Annual Meeting and the satisfaction or waiver of the conditions to the transactions set forth in the Contribution Agreement (other than those conditions that by their nature can be satisfied only at the Closing, but subject to the satisfaction or waiver of such conditions).

Indemnification (see page 102)

In the Contribution Agreement, the Contributors on the one hand, and the Company and the Operating Partnership on the other hand, have agreed to indemnify the other and their affiliates for losses arising from certain matters following the Closing, subject to certain limitations, including a maximum aggregate indemnification amount potentially payable by each of the Contributors equal to the portion of Internalization Consideration actually received by each such Contributor, for breaches of most representations and warranties in the Contribution Agreement.

Termination of the Contribution Agreement (page 101)

The Contribution Agreement may be terminated and the Internalization may be abandoned prior to the Closing for a number of reasons, as described more fully in this proxy statement.

Features of Class C Common Stock (see page 55)

The Class C Common Stock has been structured to provide rights that are equivalent to the rights of Class A Common Stock. However, each share of Class C Common Stock entitles the holder to fifty (50) votes, which is intended to mirror the aggregate number of OP Units (which are redeemable for cash or Class A Common Stock of our Company, on a one-to-one basis) and shares of Class C Common Stock to be issued to the Contributors as Contribution Consideration. In addition, each share of Class C Common Stock will be convertible, at the holder’s option (at any time and from time to time), into one (1) fully-paid and non-assessable share of Class A Common Stock, and upon the occurrence of certain transfers of OP Units or shares of Class C Common Stock and similar events, will convert automatically into one (1) fully-paid and non-assessable share of Class A Common Stock. See “Terms of Class C Common Stock” beginning on page 55 for a more detailed description of the terms of the Class C Common Stock.

Risk Factors (see page 26)

There are risks involved in the Internalization. You should carefully consider these risks before voting on the proposals to issue securities in connection with the Internalization.

Fairness Opinion (see page 70)

In connection with the Internalization, at a meeting of the Special Committee on August 2, 2017, the Special Committee’s financial advisor, Duff & Phelps, rendered its oral opinion to the Special Committee, confirmed by delivery of a written opinion dated August 2, 2017 that, as of that date, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken as set forth in the written opinion, the consideration to be paid by the Company pursuant to the Contribution Agreement was fair from a financial point of view to the Company.

Duff & Phelps’ opinion did not address any other aspects or implications of the Internalization. It was not intended to, and does not, constitute advice or a recommendation to any holder of shares of the Company’s common stock as to how to vote at the Annual Meeting to be held in connection with the Internalization or whether to take any other action with respect to the Internalization.

NYSE MKT Listing of our Class A Common Stock

We will seek approval from the NYSE MKT for the listing of Class A Common Stock reserved for issuance upon the redemption of OP Units, and/or the conversion of Class C Common Stock, issued in the Issuances. Shares of our Class A Common Stock will continue to trade under the “BRG” ticker symbol.

Accounting Treatment

The consideration paid by the Company for the Internalization transaction will be allocated according to fair value of the assets acquired in accordance with generally accepted accounting principles (“GAAP”), consisting of certain assets used or held for use in connection with the performance by the Manager of its obligations under the Management Agreement, including but not limited to certain IT equipment, furniture and other assets, with the residual amount being recorded as an expense. Thus, the Internalization transaction represents a multi-element transaction in which the acquisition of Manager Sub and the Management Agreement, as a primary component of the transaction, will be recorded as an expense in the Company’s post-Internalization financial statements.

Rights of Dissenting Stockholders (see page 76)

Stockholders are not entitled to dissenters’ rights of appraisal under Maryland law.

Amendment to our Charter to Reflect the Terms of the Class C Common Stock (see page 55)

In order to issue the shares to the Contributors at the Closing of the Contribution Agreement, we agreed in the Contribution Agreement to amend our charter to create the Class C Common Stock and, consequently, reclassify as Class C Common Stock a number of authorized but unissued shares of the Company’s Class A Common Stock equal to the number of shares of Class C Common Stock to be issued as consideration in the Internalization as calculated in accordance with the definition of “Contribution Consideration” in the Contribution Agreement (the “Class C Classification”). Pursuant to Section 5.2.2 of our charter, our board of directors, without any action by our stockholders, may classify or reclassify any unissued shares of our common stock into one or more classes or series of common stock or preferred stock. For this reason, no action by holders of our Class A Common Stock is required to effectuate the Class C Classification. Shares of our Class A Common Stock will continue to trade under the “BRG” ticker on the NYSE MKT. The Class C Common Stock will be structured to provide rights that are equivalent to the rights of Class A Common Stock. However, each share of Class C Common Stock will entitle the holder to fifty (50) votes, which is intended to mirror the aggregate number of OP Units (which are redeemable for cash or Class A Common Stock, on a one-to-one basis) and shares of Class C Common Stock issued to the Contributors as Contribution Consideration. In addition, each share of Class C Common Stock will be convertible, at the holder’s option (at any time and from time to time), into one (1) fully-paid and non-assessable share of Class A Common Stock, and upon the occurrence of certain transfers of OP Units or shares of Class common stock and similar events, will convert automatically into one (1) fully-paid and non-assessable share of Class A Common Stock.

Election of Directors

At the Annual Meeting, stockholders will vote on the election of all five members of our board of directors. Those persons elected will serve as directors until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified. The board of directors has nominated the following individuals for re-election as directors:

• R. Ramin Kamfar	• Gary T. Kachadurian
• Brian D. Bailey	• I. Bobby Majumder
• Romano Tio

Each of the nominees for director is a current member of our board of directors. The board of directors believes the nominees have played and will continue to play a vital role in our management and operations, particularly in connection with the continued growth and success of our Company. Detailed information on each nominee is provided on pages 107 through 109.

Ratification of Independent Auditor

At the Annual Meeting, stockholders will vote on the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. This proposal is considered “routine” under NYSE MKT rules, so brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Where no such vote is cast, the appointed proxies will vote FOR this proposal.

Non-Binding, Advisory Vote on Executive Compensation

At the Annual Meeting, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act stockholders will cast a non-binding, advisory vote on the compensation of our NEOs as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This non-binding, advisory vote, commonly referred to as a “say-on-pay” vote, is not intended to address any specific item of compensation, but instead relates to the information set forth in the “Executive Officer and Director Compensation” section of this proxy statement regarding our executive compensation program.

The vote on this proposal will not be binding on the Company, our board of directors or our compensation committee, and it will not be construed as overruling any decision by us or our board of directors or creating or implying any change to, or additional, fiduciary duties for us or our board of directors. However, the compensation committee of our board of directors, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our NEOs, will carefully consider the stockholder vote on this matter. If there are a significant number of unfavorable votes, our compensation committee will seek to understand the concerns that influenced the vote and evaluate whether any actions are necessary to address those concerns in making future decisions affecting our executive compensation program.

Annual Meeting Information

Date, Time and Place of Meeting

The Annual Meeting will be held on October 26, 2017 at 12:00 P.M. Eastern Time at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Oxford Room (2nd Floor), and at any adjournment or postponement thereof. This proxy statement is furnished in connection with the solicitation of proxies by our board of directors.

Record Date; Shares Entitled to Vote

Holders of record of our Class A Common Stock at the close of business on August 22, 2017 are entitled to notice of and to vote at the Annual Meeting.

Voting; Vote Required

Voting.  You may vote by completing, signing and mailing the enclosed proxy card in the enclosed return envelope. Even if you plan to attend the Annual Meeting in person, we urge you to return your proxy card to assure the representation of your shares at the Annual Meeting.

Vote Required.  Under our bylaws, the affirmative vote of at least a majority of all votes cast at the Annual Meeting at which a quorum is present is required to approve Proposal 1 (the vote to approve the Second Amended 2014 Incentive Plans), Proposal 2 (the vote to approve the Issuances), Proposal 4 (the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017), Proposal 5 (the non-binding, advisory vote on executive compensation) and Proposal 6 (the vote to approve the Adjournment, if necessary or appropriate in the discretion of the chairman of the Annual Meeting). Under our bylaws, in order to be elected as a director as described in Proposal 3, a director nominee must receive the affirmative vote of a plurality of all votes cast at the Annual Meeting at which a quorum is present. This means that a director nominee with the most votes for a particular board seat is elected to that seat. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected.

Security Ownership of Management and Other Persons (see page 33)

As of August 22, 2017 (i.e., the Record Date), there were 24,192,645 shares of our Class A Common Stock outstanding and entitled to vote, of which 79,150 shares of our Class A Common Stock, or approximately 0.33%, were beneficially owned by our executive officers and the executive officers of the Manager.

Quorum

The presence at the Annual Meeting, in person or by proxy, of stockholders holding a majority of the shares of our Class A Common Stock outstanding on August 22, 2017 (i.e., the Record Date) will constitute a quorum. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the Annual Meeting for the purpose of determining the presence of a quorum at the Annual Meeting. Broker non-votes may arise in the context of voting on Proposal 1 (the vote to approve the Second Amended 2014 Incentive Plans), Proposal 2 (the vote to approve the Issuances), Proposal 3 (the election of directors), and Proposal 5 (the non-binding, advisory vote on executive compensation), because such proposals are considered “non-routine” matters under the rules of the NYSE MKT. Unless specific voting instructions are provided by the beneficial owner, the bank, broker or other nominee will be unable to vote for approval of such proposals. Accordingly, we urge stockholders who hold their shares through a bank, broker or other nominee to provide voting instructions so that your shares of Class A Common Stock may be voted on these proposals.

Recommendations of the Special Committee and our Board of Directors

The Special Committee and our board of directors recommend that you vote “FOR” the Issuances, and our board of directors recommends that you vote “FOR” the Second Amended 2014 Incentive Plans, “FOR” the election of the five director nominees named in this proxy statement, “FOR” the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, “FOR” the vote to approve, on a non-binding, advisory basis, the compensation of our NEOs, and “FOR” the Adjournment (if necessary or appropriate in the discretion of the chairman of the Annual Meeting).

FORWARD-LOOKING STATEMENTS

Statements included in this proxy statement that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and pursuant to the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). These statements are only predictions. We caution that forward-looking statements are not guarantees. Actual events or our investments and results of operations could differ materially from those expressed or implied in any forward-looking statements. Forward-looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act and the PSLRA.

The forward-looking statements included herein are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to:

•	potential conflicts of interest in the Internalization between the Company and our directors and current and future executive officers, including our need for ongoing services from affiliates of the Manager;
•	the cost of and our ability to successfully integrate and complete the Internalization and successfully operate as a self-administered and self-managed REIT;
•	the significant costs involved in connection with completing the transactions contemplated by the Contribution Agreement;
•	potential liabilities associated with the direct employment of personnel;
•	potential liabilities that we may inherit from the Manager as a result of the Internalization that would not be covered by the indemnification provisions in the Contribution Agreement;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	our ability to lease units in newly acquired or newly constructed apartment properties;
•	potential defaults on or non-renewal of leases by tenants;
•	creditworthiness of tenants;
•	our ability to obtain financing for and complete acquisitions under contract under the contemplated terms, or at all;
•	development and acquisition risks, including rising and unanticipated costs and failure of such acquisitions and developments to perform in accordance with projections;
•	the timing of acquisitions and dispositions;
•	the performance of our network of BRRE strategic partners (the “Partner Network”);

•	potential natural disasters such as hurricanes, tornadoes and floods;
•	national, international, regional and local economic conditions;
•	board determination as to timing and payment of dividends, and our ability to pay future distributions at the dividend rates we have paid historically;
•	the general level of interest rates;
•	potential changes in the law or governmental regulations that affect us and interpretations of those laws and regulations, including changes in real estate and zoning or tax laws, and potential increases in real property tax rates;
•	financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all;
•	lack of or insufficient amounts of insurance;
•	our ability to maintain our qualification as a REIT;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;
•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us.

Forward-looking statements are found throughout this proxy statement, including under the heading “Risk Factors,” and elsewhere in this proxy statement. We caution investors not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this proxy statement. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

RISK FACTORS

In addition to the other information contained or incorporated by reference in this proxy statement, readers should carefully consider the following risk factors:

RISKS RELATED TO THE INTERNALIZATION

The Issuances of shares of our Class C Common Stock in connection with the Internalization, and the Issuances of shares of our Class A Common Stock upon redemption of OP Units and/or conversion of shares of our Class C Common Stock issued in connection with the Internalization, will have a dilutive effect and will reduce the voting power and relative percentage interests of current holders of our Class A Common Stockholders in our earnings and market value.

We estimate that the number of OP Units to be issued as Contribution Consideration in connection with the Internalization will range from a low of 3,125,333 OP Units to a high of 4,062,933 OP Units (with a midpoint of 3,532,985 OP Units based on the midpoint Reference Price of $11.50), and that the number of shares of our Class C Common Stock to be issued as Contribution Consideration in connection with the Internalization will range from a low of 63,782 shares of Class C Common Stock to a high of 82,917 shares of Class C Common Stock (with a midpoint of 72,102 shares of Class C Common Stock based on the midpoint Reference Price of $11.50). Based on those ranges, we estimate that the number of OP Units and shares of our Class C Common Stock to be issued as Contribution Consideration in connection with the Internalization will range from a low of approximately 10.57% to a high of approximately 13.32% of the post-Closing total issued and outstanding shares of our Class A Common Stock and OP Units on a fully diluted basis. However, the Contribution Agreement does not impose a minimum or maximum number of OP Units or shares of Class C Common Stock that may be issued as Contribution Consideration, and any or all of the Reference Prices may differ from the VWAP. For these reasons, the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization may differ from those estimates, and may fall inside or outside of the estimated ranges. The issuance of shares of our Class C Common Stock in connection with the Internalization will have a dilutive effect and will reduce the voting power and relative percentage interests of current Class A Common Stockholders in our earnings and market value.

Additionally, part of the Internalization Consideration consists of OP Units, which may have a dilutive effect on the voting power and percentage interests of our current Class A Common Stockholders. Commencing on the one-year anniversary of the Closing, each OP Unit issued as Contribution Consideration may be tendered for redemption, at the holder’s option and subject to the terms and conditions set forth in the limited partnership agreement of our Operating Partnership, for cash equal to the average closing price of Class A Common Stock for the ten (10) consecutive trading days immediately preceding the date we receive a notice of redemption, or, at our sole option, for shares of Class A Common Stock on a one-for-one basis, in lieu of cash. If the recipients of OP Units in the Internalization exercise their redemption rights and part or all of their outstanding OP Units are redeemed for shares of our Class A Common Stock, such redemption will have a dilutive effect on our common stock and reduce the relative percentage interests of existing common stockholders in our earnings, voting power and market value.

Future sales of our Class A Common Stock by the Contributors may adversely affect the market price of our Class A Common Stock.

Future sales of our Class A Common Stock by the Contributors may adversely affect the market price of our Class A Common Stock. These sales also might make it more difficult for us to sell equity securities in the future at a time and price we deem appropriate. Upon consummation of the Internalization, and based on the Reference Prices of $10.00, $11.50 and $13.00, respectively, per share of our Class A Common Stock, we estimate that the number of OP Units to be issued by our Operating Partnership to the Contributors as Contribution Consideration will range from a low of 3,125,333 OP Units to a high of 4,062,933 OP Units (with a midpoint of 3,532,985 OP Units based on the midpoint Reference Price of $11.50), which OP Units may be redeemed in shares of our Class A Common Stock rather than cash, at the Company’s option. In addition, upon consummation of the Internalization, we estimate that the number of shares of our Class C Common Stock we will issue to the Contributors as Contribution Consideration will range from a low of 63,782 shares of Class C Common Stock to a high of 82,917 shares of Class C Common Stock (with a midpoint of 72,102 shares of Class C Common Stock based on the midpoint Reference Price of $11.50), which shares of Class C Common Stock will be convertible, at the holder’s option (at any time and from time to time), into one (1) fully-paid and non-assessable share of our Class A Common Stock, and upon the occurrence of certain transfers of OP Units or shares of Class C Common Stock and similar events, will convert automatically into one (1) fully-paid and non-assessable share of our Class A Common Stock. However, the Contribution Agreement does not impose a minimum or maximum number of OP Units or shares of Class C Common Stock that may be issued as Contribution Consideration, and any or all of the Reference Prices may differ from the VWAP. For these reasons, the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization may differ from those estimates, and may fall inside or outside of the estimated ranges. Sales of a substantial number of shares of our Class A Common Stock by the Contributors, the perception or expectation that such sales may occur, or sales of shares of our Class A Common Stock to cover tax obligations (some of which may occur shortly after the Closing), could have a material adverse effect on our business, financial condition, results of operations and the prevailing market price for shares of our Class A Common Stock.

The Internalization was negotiated between the Special Committee, which is comprised solely of independent and disinterested members of our board of directors, and the Manager, which is affiliated with certain of our officers and directors.

The Internalization was negotiated with the Manager, which is affiliated with certain of our officers and directors. As a result, those officers and directors may have different interests than the Company as a whole. This potential conflict would not exist in the case of a transaction negotiated with unaffiliated third parties. Moreover, if the Manager or any Contributor breaches any of the representations, warranties or covenants made by it in the Contribution Agreement, we may choose not to enforce, or to enforce less vigorously, our rights because of our desire to maintain our ongoing relationship with the Manager and the interests of certain of our directors and officers. Moreover, the representations, warranties, covenants and indemnities in the Contribution Agreement are subject to limitations and qualifiers, which may also limit our ability to enforce any remedy under the Contribution Agreement.

Certain of our directors and executive officers have interests in the Internalization that are different from, and may potentially conflict with, the interests of us and our stockholders.

Certain of our directors and executive officers have interests in the Internalization and the other transactions described in this proxy statement that may be different from, or in addition to, the interests of our stockholders generally and that may create potential conflicts of interest, including (i) the payment of Internalization Consideration in connection with the Internalization directly or indirectly to certain of these individuals, including Messrs. Kamfar, Babb, MacDonald, Ruddy, Konig and Kachadurian, and the entry by the applicable individuals into arrangements relating to the payment of that consideration, and (ii) the entry by Manager Sub, in its post-Closing capacity as an indirect subsidiary of the Company, into employment agreements with Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs, and into a services agreement with Mr. Konig through K&A, all of which will become effective upon consummation of the Internalization. See “Proposal 2: The Issuances — Interests of Certain Persons in the Internalization” beginning on page 77 for a description of the consideration to be received by these individuals.

In addition, Mr. Kamfar owns a controlling interest in BRRE, the sole managing member of the Manager; Messrs. Babb, MacDonald, Ruddy, Vohs and Konig are also executive officers or principals of the Manager; and Mr. Kachadurian is Vice Chairman of the Manager. The respective roles of these individuals in the Manager may create additional conflicts of interest in respect of the Internalization and the other transactions described in this proxy statement.

Following the Internalization, Mr. Kamfar will control a significant number of votes in any matter presented to our Class A Common Stockholders for approval, including the election of directors.

Although the Class C Common Stock to be issued in connection with the Internalization is not designed to provide for disproportionate voting rights, the issuance of the Class C Common Stock will result in Mr. Kamfar controlling 6.68% of the voting power in matters submitted to a vote of our Class A Common Stockholders, including the election of directors, as a result of his beneficial ownership of Class C Common

Stock (which will give him voting power equal to the economic interest in the Company issued to BRRE in the form of OP Units as if all of those OP Units were redeemed by the Company for shares of Class A Common Stock), assuming none of the OP Units and LTIP Units indirectly held by him are redeemed by the Company for shares of Class A Common Stock. OP Units issued as Internalization Consideration may not be tendered for redemption for one year following the closing of the Internalization; however, if the Company were to redeem all OP Units Mr. Kamfar beneficially owns (including any OP Units received upon his conversion of LTIP Units) for shares of Class A Common Stock, including the OP Units issued as Internalization Consideration, he may control up to 14.08% of the voting power in matters submitted to a vote of our Class A Common Stockholders, including the election of directors; provided, however, the voting powers attributable to the Class C Common Stock issued as Internalization Consideration will be subject to certain limitations set forth in the Stockholders Agreement. See “Proposal 2: The Issuances — Terms of the Class C Common Stock — Limitation on the Class C Common Stock Voting Rights.” Mr. Kamfar may have interests that differ from our other stockholders, including by reason of his direct or indirect interest in our Operating Partnership, and may accordingly vote in ways that may not be consistent with the interests of those other stockholders.

Our net income, FFO and AFFO may decrease in the near term as a result of the Internalization.

We will expense all cash and non-cash costs involved in the Internalization. As a result, our statement of operations and FFO will be negatively impacted, driven predominately by the non-cash charges related to the issuance of OP Units and shares of Class C Common Stock as Internalization Consideration and, to a lesser extent, other transaction-related costs. In addition, while we will no longer effectively bear the costs of the various fees and expense reimbursements previously paid to the Manager if and after we become internally managed pursuant to the Internalization, our expenses will include the compensation and benefits of our executive officers and the employees and consultants of Manager Sub, which will then be our indirect subsidiary, as well as overhead previously paid by the Manager or its affiliates in managing our business and operations. Furthermore, these employees and consultants of Manager Sub will be providing us services historically provided by the Manager. There are no assurances that, following the Internalization, these employees and consultants will be able or incentivized to provide services at the same level or for the same costs as were previously provided to us by the Manager, and there may be other unforeseen costs, expenses and difficulties associated with operating as an internally managed company. If the expenses we assume as a result of the Internalization are higher than the fees that we currently pay the Manager or otherwise higher than we anticipate, we may not realize the anticipated cost savings and other benefits from the Internalization and our net income, FFO and AFFO could decrease further, which could have a material adverse effect on our business, financial condition and results of operations.

The Internalization may not be accretive to our stockholders.

The Internalization may not be accretive to our stockholders. While it is intended that the Internalization be accretive to our net income, earnings and AFFO, there can be no assurance that this will be the case, as, among other things, the expenses we assume as a result of the Internalization may be higher than we anticipate and we may not achieve our anticipated cost savings from the Internalization. The failure of the Internalization to be accretive to our stockholders could have a material adverse effect on our business, financial condition and results of operations.

We may not manage the Internalization effectively or realize its anticipated benefits.

We may not manage the Internalization effectively. The Internalization could be a time-consuming and costly process and we may encounter potential difficulties in the integration process including, among other things:

•	the inability to successfully internalize corporate management in a manner that permits us to achieve the cost savings anticipated to result from the Internalization, which could result in the anticipated benefits of the Internalization not being realized in the timeframe currently anticipated or at all;
•	the risk of not realizing all of the anticipated operational efficiencies or other anticipated strategic and financial benefits of the Internalization within the expected timeframe or at all;

•	potential unknown liabilities and unforeseen increased expenses, delays or regulatory conditions associated with the Internalization; and
•	performance shortfalls as a result of the diversion of management’s attention caused by completing the Internalization and integrating the companies’ operations.

For all these reasons, you should be aware that it is possible that the Internalization process could result in the distraction of our management, the disruption of our ongoing business or inconsistencies in our operations, services, standards, controls, procedures and policies, any of which could adversely affect our ability to maintain relationships with employees or third-parties to achieve the anticipated benefits of the Internalization, or could otherwise adversely affect our business and financial results. Therefore, the failure to plan and manage the Internalization effectively could have a material adverse effect on our business, financial condition and results of operations.

We depend on our key executives and other employees of the affiliate of the Manager. There is no guarantee that such key executives and employees will remain employed or engaged by us for any specified period of time, and will not engage in competitive activities if they cease to be employed with or engaged by us.

We depend on the key executives and employees of the affiliate of the Manager. It is expected that, following the consummation of the Internalization, we will continue to substantially depend on the services of Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs, who have each entered into employment agreements with Manager Sub, which will then be an indirect subsidiary of the Company, and Mr. Konig, who has entered into a services agreement with Manager Sub through K&A on substantially the same terms as the employment agreements. Each such agreement will become effective upon Closing, and will have an initial term through and including December 31, 2020. These agreements have been structured to incentivize our executives to stay through the end of their initial terms and, subject to the Company’s approval, to extend the terms of service for successive one-year terms. Nevertheless, as is presently the case under the Management Agreement with the Manager, the departure or the loss of the services of any of these individuals, or other senior management personnel or employees, following the Internalization could have a material adverse effect on our business, financial condition, results of operations and ability to effectively operate our business.

Further, the employment and services agreements entered into by Manager Sub with each of Messrs. Kamfar, Babb, MacDonald, Ruddy, Vohs and Konig contain certain restrictions on these executives, including a restriction on engaging in activities that are deemed competitive to our business. Although we believe these covenants to be enforceable under current law in the states in which we do business, there can be no guarantee that if our executives were to breach these covenants and engage in competitive activities, a court of law would fully enforce these restrictions. If these executives were to terminate their employment or service relationship (as applicable) with Manager Sub and engage in competitive activities, such activities could have a material adverse effect on our business, financial condition and results of operations.

Mr. Kamfar and certain other executive officers and members of our senior management team will have competing demands on their time and attention.

Mr. Kamfar, who will continue to serve as our Chief Executive Officer and as Chairman of our board of directors following the Internalization, and Messrs. Ruddy, MacDonald and Konig, will continue to have competing demands on their respective time and attention following the Internalization, principally with respect to the provision of services to certain outside entities affiliated with BRRE. Such competing demands are not expected to be different from those that presently exist, but there is no assurance those demands will not increase and may result in these individuals devoting time to such outside entities in a manner that could adversely affect our business. Under their respective employment or services agreements (as applicable), Mr. Kamfar and our other executive officers are permitted to devote time to certain outside activities, so long as those duties and activities do not unreasonably interfere with the performance of their respective duties to us.

We may be exposed to risks to which we have not historically been exposed, including liabilities with respect to the assets acquired from the Manager.

The Internalization will expose us to risks to which we have not historically been exposed. Pursuant to the Contribution Agreement, we will incur liabilities with respect to the assets acquired from the Manager and certain of its affiliates. In addition, our overhead will increase as a result of our becoming internally managed, as the responsibility for overhead relating to management of our business currently is borne by the Manager, and will become our responsibility following the Internalization. In addition, in our current externally-advised structure, we do not directly employ any employees. As a result of the Internalization, we will indirectly, through Manager Sub, employ persons who are currently associated with the Manager or its affiliates. As their employer, we will indirectly, through Manager Sub, be subject to those potential liabilities that are commonly faced by employers, such as workers’ disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances, and we will bear the costs of the establishment and maintenance of employee benefit plans, if established. Furthermore, these employees will be providing us services historically provided by the Manager, which will be provided with the support of the Administrative Services Agreement. There are no assurances that, following the Internalization, these employees of Manager Sub will be able to provide us with the same level of services as were previously provided to us by the Manager, and there may be other unforeseen costs, expenses and difficulties associated with operating as an internally managed company.

The representations, warranties, covenants and indemnities in the Contribution Agreement and related agreements are subject to limitations and qualifiers, which may limit our ability to enforce any remedy under these agreements.

The representations, warranties, covenants and indemnities in the Contribution Agreement, the related Administrative Services Agreement and other agreements related to the Internalization are subject to limitations and qualifiers, which may limit our ability to enforce any remedy under these agreements. These include, without limitation, limitations on liability and materiality qualifiers on certain representations and covenants.

Conflicts of interest may exist or could arise in the future with our Operating Partnership and its limited partners, which may impede business decisions that could benefit our stockholders.

Following the implementation of our Company’s structure as a result of the Internalization, conflicts of interest may exist or could arise as a result of the relationships between us and our affiliates, on the one hand, and our Operating Partnership or any member thereof, on the other. Our directors and officers have duties to our Company and our stockholders under applicable Maryland law in connection with their management of our Company. At the same time, we, as general partner of our Operating Partnership, have fiduciary duties to our Operating Partnership and to its limited partners under Delaware law in connection with the management of our Operating Partnership. Our duties to our Operating Partnership and its limited partners as the general partner may come into conflict with the duties of our directors and officers to our Company and our stockholders. These conflicts may be resolved in a manner that is not in the best interest of our stockholders.

THE BUSINESS OF OUR COMPANY

General

The Company was incorporated on July 25, 2008 under the laws of the state of Maryland. The Company’s objective is to maximize long-term stockholder value by acquiring and developing well-located institutional-quality apartment properties in demographically attractive growth markets across the United States. We seek to maximize returns through investments where we believe we can drive substantial growth in our funds from operations and net asset value through one or more of our Core-Plus, Value-Add, Opportunistic and Invest-to-Own investment strategies.

As of June 30, 2017, our portfolio consisted of interests in 34 properties (24 operating properties and 10 development properties). Our 34 properties contain an aggregate of 10,041 units, comprised of 7,446 operating units and 2,595 units under development. As of June 30, 2017, these properties, exclusive of development properties, were approximately 95% occupied.

We have elected to be taxed as a REIT under Sections 856 through 860 of the Code and have qualified as a REIT commencing with our taxable year ended December 31, 2010. In order to continue to qualify as a REIT, we must distribute to our stockholders each calendar year at least 90% of our taxable income (excluding net capital gains). If we qualify as a REIT for federal income tax purposes, we generally will not be subject to federal income tax on income that we distribute to our stockholders. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income tax on our taxable income at regular corporate rates and will not be permitted to qualify as a REIT for four years following the year in which our qualification is denied. Such an event could materially and adversely affect our net income and results of operations. We intend to continue to organize and operate in such a manner as to remain qualified as a REIT.

THE BUSINESS OF THE MANAGER AND THE MANAGEMENT AGREEMENT

At the closing of our IPO on April 2, 2014, we entered into the Management Agreement with the Manager, pursuant to which, while we are externally managed, the Manager manages our business affairs in conformity with the investment guidelines and other policies that are approved and monitored by our board of directors. The Manager acts under the supervision and direction of our board of directors. Specifically, the Manager is responsible for (1) the selection, purchase and sale of our investment portfolio, (2) our financing activities, and (3) providing us with advisory and management services. The Manager does not manage or advise any other entities and is not actively seeking new management or advisory clients, although it is not prohibited from doing so by the Management Agreement. The Manager provides us with a management team, including a chief executive officer, president, chief accounting officer, chief operating officer and general counsel, along with appropriate support personnel. None of the officers or employees of the Manager are dedicated exclusively to the Company. While we are externally managed, we are dependent on the Manager to provide these services that are essential to our operations, growth and success.

The initial term of the Management Agreement expired on April 2, 2017 (the third anniversary of the closing of our IPO), and automatically renewed for a one-year term expiring on April 2, 2018. The Management Agreement will automatically renew for a one-year term on each anniversary date thereafter unless previously terminated in accordance with its terms.

Pursuant to the terms of the Management Agreement, while we are externally managed, the Manager is entitled to receive from us a base management fee (the “Base Management Fee”) and, if earned, an incentive fee (the “Incentive Fee”). The Base Management Fee is payable in an amount equal to the sum of: (A) 0.25% of our stockholders’ existing and contributed equity prior to the IPO and in connection with our contribution transactions, per annum, calculated quarterly based on our stockholders’ existing and contributed equity for the most recently completed calendar quarter and payable in quarterly installments in arrears, and (B) 1.5% of the equity per annum of our stockholders who purchase shares of our stock, calculated quarterly based on their equity for the most recently completed calendar quarter and payable in quarterly installments in arrears. The Base Management Fee is payable independent of the performance of our investments. We amended the Management Agreement to provide that the Base Management Fee can be payable in cash or LTIP Units, at the election of our board of directors. The number of LTIP Units issued for the Base Management Fee or

Incentive Fee is based on the fees earned divided by the 5-day trailing average Class A Common Stock price prior to issuance. For the trailing twelve-month period ended June 30, 2017, we incurred Base Management Fees of approximately $8.7 million.

If earned, the Incentive Fee is payable with respect to each calendar quarter in arrears. The Incentive Fee is equal to the difference between (1) the product of (x) 20% and (y) the difference between (i) our adjusted funds from operations (“AFFO”) for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price of equity securities issued in the IPO and in future offerings and transactions, multiplied by the weighted average number of all shares of our Class A Common Stock outstanding on a fully-diluted basis (including any restricted stock units, any restricted shares of Class A Common Stock, LTIP Units, and other shares of common stock underlying awards granted under the Amended and Restated 2014 Incentive Plans, and OP Units) in the previous 12-month period, exclusive of equity securities issued prior to the IPO or in the contribution transactions, and (B) 8%, and (2) the sum of any Incentive Fee paid to the Manager with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no Incentive Fee is payable with respect to any calendar quarter unless AFFO is greater than zero for the four most recently completed calendar quarters. One half of each quarterly installment of the Incentive Fee is payable in LTIP Units, calculated pursuant to the formula above. The remainder of the Incentive Fee is payable in cash or in LTIP Units, at the election of our board of directors, in each case calculated pursuant to the formula above. For the trailing twelve-month period ended June 30, 2017, we incurred Incentive Fees of approximately $4.1 million.

While we are externally managed, we are also required to reimburse the Manager for certain expenses and pay all operating expenses, except those specifically required to be borne by the Manager under the Management Agreement. For the trailing twelve-month period ended June 30, 2017, we reimbursed the Manager approximately $1.5 million, which are recorded as part of general and administrative expenses.

Currently, each of our officers is an employee of an affiliate of the Manager. In addition, certain of our executive officers and directors, including our Chairman, Chief Executive Officer and President, R. Ramin Kamfar, our Chief Operating Officer, Secretary and General Counsel, Michael L. Konig, and the Vice Chairman of the Manager and member of our board of directors, Gary T. Kachadurian, own direct or indirect economic interests in the Manager. As a result, the Management Agreement between us and the Manager was negotiated between related parties, and its terms, including fees and other amounts payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

While we are externally managed, the Management Agreement provides us with access to the Manager’s infrastructure, team of management, investment, capital markets, asset management, finance, legal and administrative personnel, and other resources necessary for the implementation and execution of our business and growth strategies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 22, 2017 (i.e., the Record Date), certain information regarding the beneficial ownership of our shares of Class A Common Stock, shares of Class A Common Stock issuable upon redemption of OP and LTIP Units and, solely for illustrations purposes, shares of Class C Common Stock and OP Units (for purposes of the table below, “Internalization OP Units”) assuming the estimated number of shares of Class C Common Stock to be issued at the closing of the Internalization were issued as of August 22, 2017 for (1) each person who is the beneficial owner of 5% or more of our outstanding shares of common stock, (2) each of our directors and NEOs, and (3) all of our directors and NEOs as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person will hold shares of Class A Common Stock as opposed to OP Units or LTIP Units is set forth in the table below.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, our shares of common stock subject to options, vesting or other rights (as set forth above) held by that person that are exercisable or will become exercisable or vest within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

For an illustrative allocation of the Internalization Consideration to be payable to each of the Contributors, including estimated post-Internalization ownership of OP Units and shares of Class C Common Stock represented thereby, see “Proposal 2: The Issuances — Internalization Consideration.” Internalization OP Units are represented on a 49-to-1 basis by the Class C Common Stock listed below for voting purposes, and are not otherwise redeemable in shares of Class A Common Stock within 60 days. The column titled “Percentage of Total Voting Interest Attributable to All Securities Owned” and “Total Voting Interest” assumes that all OP Units, Internalization OP Units and LTIP Units are redeemed for shares of Class A Common Stock.

Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class	Post-Internalization
				Percentage of All Securities	Total Voting Interest	Percentage Total Voting Interest Attributable to All Securities Owned
5% Stockholders:
None.
Named Executive Officers and Directors:(1)
R. Ramin Kamfar	Class A Common Stock(2)	61,713	0.26%	0.20%	61,713
	OP Units(2)	165,654	0.68%	0.54%	165,654
	LTIP Units(2)(3)	2,282,686	91.22%	7.47%	2,282,686
	Class C Common Stock(4)	35,907	49.80%	0.12%	1,795,350
	Internalization OP Units(4)	1,759,427	49.80%	5.75%	—
		4,305,387		14.08%	4,305,403	14.08%
Gary T. Kachadurian, Director	Class A Common Stock	4,600	0.02%	0.02%	4,600
	Class C Common Stock(4)	3,425	4.75%	0.01%	171,250
	Internalization OP Units(4)	167,817	4.75%	0.55%	—
		175,842		0.58%	175,850	0.58%

Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class	Post-Internalization
				Percentage of All Securities	Total Voting Interest	Percentage Total Voting Interest Attributable to All Securities Owned
Michael L. Konig	Class C Common Stock(4)	8,162	11.32%	0.03%	408,100
	Internalization OP Units(4)	399,934	11.32%	1.31%	—
		408,096		1.34%	408,100	1.34%
Christopher J. Vohs	Class A Common Stock	2,500	0.01%	0.01%	2,500
		2,500		0.01%	2,500	0.01%
Brian D. Bailey, Independent Director	Class A Common Stock	15,274	0.06%	0.05%	15,274
	LTIP Units	2,500	0.1%	0.01%	2,500
		17,774		0.06%	17,775	0.06%
I. Bobby Majumder, Independent Director	Class A Common Stock	14,225	0.06%	0.05%	14,225
	LTIP Units	2,500	0.1%	0.01%	2,500
		16,725		0.06%	16,744	0.06%
Romano Tio, Independent Director	Class A Common Stock	14,244	0.06%	0.05%	14,244
	LTIP Units	2,500	0.1%	0.01%	2,500
		16,744		0.06%	16,744	0.06%
All Named Executive Officers and Directors as a Group(3)	Class A Common Stock(2)	112,556	0.47%	0.37%	112,556
	OP Units(2)	165,654	0.68%	0.54%	165,654
	LTIP Units(2)(3)	2,290,186	91.22%	7.49%	2,290,186
	Class C Common Stock	47,494	65.87%	0.16%	2,374,700
	Internalization OP Units	2,327,178	65.87%	7.61%	—
		4,943,068		16.17%	4,943,096	16.17%

(1)	The address of each beneficial owner listed is 712 Fifth Avenue, 9th Floor, New York, New York 10019.
(2)	13,676 shares of Class A Common Stock, 32,276 OP Units and 1,708,312 LTIP Units are pledged as a security in connection with a third party loan.
(3)	Totals include 153,333 LTIP Units that will vest within sixty (60) days of August 22, 2017. Totals do not include (a) 94,463 remaining unvested LTIP Units issued to the Manager on July 2, 2015, which will vest on July 2, 2018, and (b) 117,740 remaining unvested LTIP Units issued to the Manager on August 3, 2016, which will vest half on August 3, 2018 and half on August 3, 2019. As the indirect controlling person of the Manager, Mr. Kamfar possesses voting and investment power over LTIP Units that are currently held by the Manager.
(4)	The voting rights assume application of an $11.50 Reference Price to the assumed number of OP Units and shares of Class C Common Stock issued as Contribution Consideration.

INTRODUCTORY NOTE TO PROPOSALS 1 AND 2

Pursuant to the Contribution Agreement, the Company has prepared this proxy statement under the direction of the Special Committee, which is comprised of independent and disinterested directors who are not affiliated with the Manager, and with input from the Manager. The Special Committee unanimously recommends, and the Board unanimously recommends, that you vote to (1) approve the Second Amended 2014 Incentive Plans under Proposal 1, and (2) approve the Issuances under Proposal 2. If Proposal 1 is not approved by stockholders, the Issuances under Proposal 2, and thus the Internalization, will not be consummated.

PROPOSAL 1
APPROVAL OF SECOND AMENDED 2014 INCENTIVE PLANS

Summary of the Second Amended 2014 Incentive Plans

We currently have in effect the Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Amended 2014 Individuals Plan”) and the Amended and Restated 2014 Equity Incentive Plan for Entities (the “Amended 2014 Entities Plan”). We refer to these plans together as the “Amended 2014 Incentive Plans.” We are asking our stockholders to consider and approve the Second Amended 2014 Equity Incentive Plan for Individuals and the Second Amended 2014 Equity Incentive Plan for Entities (which we refer to together as the “Second Amended 2014 Incentive Plans”). The Second Amended 2014 Incentive Plans were approved by our board of directors on August 3, 2017, subject to the approval of our stockholders. Copies of the Second Amended 2014 Incentive Plans are attached hereto as Appendices A and B. This summary of the provisions of the Second Amended 2014 Incentive Plans is qualified in its entirety by reference to the full text of each of the Second Amended 2014 Incentive Plans. To the extent of any conflict between this summary and the Second Amended 2014 Incentive Plans, the Second Amended 2014 Incentive Plans will govern. Capitalized terms used but not defined herein will have the meanings ascribed to them in the Second Amended 2014 Incentive Plans.

Background and Purpose

The Company’s incentive plans were originally adopted by our board of directors on December 16, 2013, and approved by our stockholders on January 23, 2014, as the 2014 Equity Incentive Plan for Individuals (the “2014 Individuals Plan”) and the 2014 Equity Incentive Plan for Entities (the “2014 Entities Plan,” and together with the 2014 Individuals Plan, the “2014 Incentive Plans”). The 2014 Incentive Plans were subsequently amended and restated by the Amended 2014 Incentive Plans as adopted by our board of directors on April 7, 2015 and approved by our stockholders on May 28, 2015.

Our board of directors considers the Amended 2014 Incentive Plans an integral part of our ability to attract and retain independent directors, executive officers and other key employees, including employees of the Operating Partnership, and (while we are externally managed), employees of the Manager, and their affiliates, as well as other service providers, including (while we are externally managed) the Manager. The Amended 2014 Incentive Plans provide for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. Our board of directors believes that the Amended 2014 Incentive Plans have benefited the Company by (i) assisting in recruiting and retaining the services of individuals and other service providers with high ability and initiative, (ii) providing greater incentives for participants who provide valuable services to the Company and its affiliates, and (iii) associating the interests of participants with the Company and its stockholders.

On August 3, 2017, our board of directors approved the amendment and restatement of each of the Amended 2014 Individuals Plan (the “Second Amended 2014 Individuals Plan”), and the Amended 2014 Entities Plan (the “Second Amended 2014 Entities Plan”), as described herein, subject to the approval of our stockholders.

The more significant changes included in the Second Amended 2014 Incentive Plans can be summarized as follows:

•	The aggregate number of shares of our Class A Common Stock authorized for issuance under the Second Amended 2014 Incentive Plans is 1,625,000 shares, an increase of 1,150,000 shares.

•	Awards under the Second Amended 2014 Incentive Plans generally will not become fully exercisable or vested until at least one year after their grant, except in the event of the death or disability of the holder or a Change in Control of the Company.
•	Awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Second Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement otherwise applicable to any such awards.
•	In the event the Company experiences a Change in Control:
•	Awards (including LTIP Units) that vest, are earned or become exercisable based solely on continued employment or service (“Time-Based Awards”) that are outstanding on the date of such Change in Control and that are not assumed or replaced with substitute awards in connection with the Change in Control will automatically become vested in full on such date. Any Time-Based Awards that are assumed or replaced with substitute awards in connection with the Change in Control will continue to vest in accordance with their original terms; except, that any such assumed or substitute awards for Time-Based Awards originally granted under the Second Amended 2014 Individuals Plan will automatically become vested in full on the last day of the holder’s employment if (A) the holder’s employment with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause, (ii) following the Company’s non-renewal of the employment agreement, if any, between the holder and the Company, the Successor Entity or the applicable affiliate thereof, (iii) voluntarily by the holder with Good Reason, or (iv) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ of the Company, the Successor Entity, or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment. Any assumed or substitute Time-Based Awards will be of the same type of award as the original Time-Based Awards being assumed or replaced, and will have a value, as of the date of such Change in Control, that is substantially equal to the value of the original Time-Based Awards.
•	Awards that are not Time-Based Awards (“Performance Awards”) that are outstanding on the date of such Change in Control must be assumed or replaced with substitute awards granted under the Second Amended 2014 Incentive Plans in connection with the Change in Control. Such assumed or substituted Performance Awards will be of the same type of award as the original Performance Awards being assumed or replaced, and will have a value, as of the date of such Change in Control, that is substantially equal to the value of the original Performance Awards. In addition, such assumed or substituted Performance Awards will continue to vest in accordance with the terms and conditions of the original Performance Awards being assumed or replaced; provided, that the performance objectives and measures of the original Performance Awards being assumed or replaced shall be adjusted as the administrator determines is equitably required. Notwithstanding the preceding sentence (and solely with respect to assumed or substitute awards for Performance Awards originally granted under the Second Amended 2014 Individuals Plan), if (A) the holder’s employment with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause, (ii) following the Company’s non-renewal of the employment agreement, if any, between the holder and the Company, the Successor Entity or the applicable affiliate thereof (if the holder has an employment agreement requiring accelerated vesting in such case), (iii) voluntarily by the holder with Good Reason, or (iv) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ of the Company, the Successor Entity or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment, then the assumed or substituted Performance Awards will automatically become vested with respect to a pro rata number of the shares or other securities subject to such assumed or substituted Performance Awards based on the extent to which the performance or other objectives are achieved as of the date of such termination of employment or service. Any portion of any such Performance Award that does not become so vested will be forfeited.

•	Any Time-Based Awards (or any portion thereof) that become vested in a Change in Control as set forth above may be cancelled, in the sole discretion of the administrator of the Second Amended 2014 Incentive Plans, in exchange for a payment in cash, shares of Class A Common Stock, or other securities or consideration received by stockholders in the Change in Control transaction, in an amount equal to the value received by stockholders in the Change in Control transaction (or, in the case of Options and SARs, the amount by which that transaction value exceeds the exercise price).
•	The maximum number of shares of Class A Common Stock with respect to which a nonemployee director may be granted awards in any calendar year under the Second Amended 2014 Individuals Plan has been increased from 20,000 to 40,000 shares.
•	Any award granted under the Second Amended 2014 Incentive Plans, and any payment made with respect to any such award, are subject to the condition that we may require such award to be returned, and any payment made with respect to such award to be repaid, if such action is required under the terms of any Company recoupment or “clawback” (forfeiture or repayment) policy as in effect on the date the award was granted or if recoupment is required by any law, rule, requirement or regulation.

The more significant features of the Second Amended 2014 Incentive Plans are summarized below. The summary of the Second Amended 2014 Incentive Plans is qualified in its entirety by reference to the plan documents, copies of which are attached as Appendix A and Appendix B to this proxy statement. Copies of the Second Amended 2014 Incentive Plans also may be accessed from the Securities and Exchange Commission’s Web site at www.sec.gov.

The Board of Directors recommends that you vote “FOR” Proposal 1.

Administration of the Second Amended 2014 Incentive Plans

The Second Amended 2014 Incentive Plans will be administered by the compensation committee of our board of directors, except that the Second Amended 2014 Incentive Plans will be administered by our board of directors with respect to awards made to directors who are not employees. This summary uses the term “administrator” to refer to the compensation committee or our board of directors, as applicable. The administrator will approve who will receive grants under the Second Amended 2014 Incentive Plans, determine the type of award that will be granted and will specify the number of shares of our Class A Common Stock subject to each grant. Notwithstanding the minimum vesting periods described below, the administrator may accelerate the vesting or exercisability of awards with respect to up to five percent (5%) of the aggregate number of shares of our Class A Common Stock authorized for issuance under the Second Amended 2014 Incentive Plans (or 81,250 shares based on a total authorization of 1,625,000 shares) at any time in its discretion. The administrator also may accelerate the vesting or exercisability of any award if the award has been outstanding for at least one year or if the acceleration is effected in connection with the termination of the participant’s employment or service.

As of March 31, 2015, 194,562 shares of Class A Common Stock (comprised of 179,562 shares of Class A Common Stock underlying LTIP Unit awards and 15,000 restricted shares of Class A Common Stock) had been issued under the 2014 Incentive Plans (prior to their amendment and restatement as the Amended 2014 Incentive Plans). As of August 8, 2017, 475,000 additional shares of Class A Common Stock (comprised of 467,500 shares of Class A Common Stock underlying LTIP Unit awards and 7,500 restricted shares of Class A Common Stock) had been issued under the Amended 2014 Incentive Plans (prior to their further amendment and restatement as the Second Amended 2014 Incentive Plans, as proposed by this Proposal 1).

Except as otherwise indicated in this proxy statement, awards under the Second Amended 2014 Incentive Plans will be made at the administrator’s discretion. We are unable to determine who will be selected to receive awards other than those described herein, or the type, size or terms of any such awards that may be granted.

Eligibility

Employees and officers of our Company and our affiliates (including employees of our Operating Partnership and, while we are externally managed, employees of the Manager), and members of our board of directors, will remain eligible to receive grants under the Second Amended 2014 Individuals Plan. In addition, individuals who provide significant services to us or an affiliate, including individuals who provide services to us or an affiliate by virtue of employment with, or providing services to, our Operating Partnership or (while we are externally managed) the Manager will remain eligible to receive grants under the Second Amended 2014 Individuals Plan. Currently, the Company has five (5) directors, three (3) officers and no employees who will remain eligible for grants under the Second Amended 2014 Individuals Plan. While we are externally managed, the Manager will remain eligible for grants under the Second Amended 2014 Entities Plan, and currently has five (5) officers and no employees who would be eligible for grants under the Second Amended 2014 Individuals Plan.

If our stockholders approve the Second Amended 2014 Incentive Plans pursuant to this Proposal 1 and the Issuances pursuant to Proposal 2, we expect that the Internalization will be consummated. Upon consummation of the Internalization, the Manager will no longer be eligible for grants under the Second Amended 2014 Entities Plan, and its officers and employees will no longer be eligible for grants under the Second Amended 2014 Individuals Plan by virtue of their service to the Manager in such capacities. However, other entities that provide significant services to us or our affiliates that are selected by the administrator will remain eligible for grants under the Second Amended 2014 Entities Plan.

Share Authorization

Currently, the aggregate number of shares of our Class A Common Stock that may be issued under the Amended 2014 Incentive Plans is equal to 475,000 shares. As of August 8, 2017, all 475,000 shares of Class A Common Stock available for issuance under the Amended 2014 Incentive Plans, including shares of Class A Common Stock underlying LTIP Unit awards, had been issued, as further described below.

The aggregate number of shares of our Class A Common Stock that will be authorized for issuance under the Second Amended 2014 Incentive Plans is 1,625,000 shares, which total includes the 475,000 shares previously issued under the Amended 2014 Incentive Plans. For that reason, the aggregate number of additional shares of our Class A Common Stock that will be available for issuance under the Second Amended 2014 Incentive Plans with respect to awards granted on and after stockholder approval is equal to 1,150,000 shares. (The prior issuance of 194,562 shares pursuant to awards granted under the 2014 Incentive Plans will not reduce the number of shares authorized or available for issuance under the Second Amended 2014 Incentive Plans.)

The issuance of shares or awards under the Second Amended 2014 Individuals Plan reduces the number of shares that may be issued under the Second Amended 2014 Entities Plan, and vice versa.

In connection with stock splits, dividends, recapitalizations and certain other events, our board of directors will make equitable adjustments that it deems appropriate in the aggregate number of shares of our Class A Common Stock that may be issued under the Second Amended 2014 Incentive Plans, the individual grant limit for Nonemployee Directors described below and the terms of outstanding awards.

If any options or stock appreciation rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or are paid in cash without delivery of common stock or if any stock awards, performance units or other equity-based awards are forfeited (including any such awards granted under the 2014 Incentive Plans and/or the Amended 2014 Incentive Plans that are forfeited, exchanged, etc. after approval of the Second Amended 2014 Incentive Plans), the shares of our Class A Common Stock subject to such awards will again be available for purposes of the Second Amended 2014 Incentive Plans. Shares of our Class A Common Stock tendered or withheld to satisfy the exercise price of an award or for tax withholding are not available for future grants under the Second Amended 2014 Incentive Plans. If shares of common stock are issued upon the exercise of a stock appreciation right, the number of shares available for future awards under the Second Amended 2014 Incentive Plans shall be reduced by the number of shares for which the stock appreciation right was exercised rather than the number of shares issued to the participant.

Awards Under the Second Amended 2014 Incentive Plans

Options

The Second Amended 2014 Individuals Plan authorizes the grant of incentive stock options (under Section 422 of the Code) and both the Second Amended 2014 Individuals Plan and the Second Amended 2014 Entities Plan authorize the grant of options that do not qualify as incentive stock options. The exercise price of each option will be determined by the administrator, provided that the price cannot be less than 100% of the fair market value of the shares of our Class A Common Stock on the date on which the option is granted (or 110% of the shares’ fair market value on the grant date in the case of an incentive stock option granted to an individual who is a “ten percent stockholder” under Sections 422 and 424 of the Code). Except for adjustments to equitably reflect stock splits, stock dividends or similar events, the exercise price of an outstanding option may not be reduced and no payment may be made to cancel an “underwater” option without the approval of our stockholders. The exercise price for any option is generally payable (i) in cash, (ii) by certified check, (iii) by the surrender of shares of our Class A Common Stock (or attestation of ownership of shares of our Class A Common Stock) with an aggregate fair market value on the date on which the option is exercised, equal to the exercise price, or (iv) by payment through a broker in accordance with procedures established by the Federal Reserve Board. The term of an option cannot exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to an individual who is a “ten percent stockholder”). The administrator will prescribe when an option will become exercisable, but options generally will not become exercisable before the first anniversary of its grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Second Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. A participant cannot sell or dispose of more than fifty percent of the shares acquired under an option before the earlier of the first anniversary of the date of the option exercise or the date the participant is no longer employed by or providing services to us, our affiliate, the Manager or the Operating Partnership. Incentive stock options may only be granted under the Second Amended 2014 Individuals Plan to our employees and employees of our subsidiaries.

Stock Awards

The Second Amended 2014 Incentive Plans also provide for the grant of stock awards. A stock award is an award of shares of our Class A Common Stock that are subject to vesting requirements, restrictions on transfer and other restrictions as the administrator determines in its sole discretion on the date of grant, including the attainment of performance objectives. The restriction period generally will be at least one year, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Second Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. A participant may not sell or dispose of more than fifty percent of the shares acquired under a stock award before the earlier of the first anniversary of the date the stock award vests or the date the participant is no longer employed by or providing services to us, our affiliate, the Manager or the Operating Partnership. A participant who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, voting rights and the right to receive distributions; provided that if a stock award does not vest solely on the basis of continued employment or service, dividends will be accumulated and paid only when, and to the extent that, the stock award vests. During the period when stock awards are non-transferable or forfeitable, (i) a participant is prohibited from selling, transferring, pledging, exchanging, hypothecating or otherwise disposing of the participant’s stock award shares, (ii) the Company will retain custody of any certificates and (iii) a participant must deliver a stock power to the Company for each stock award.

Stock Appreciation Rights

The Second Amended 2014 Incentive Plans authorize the grant of stock appreciation rights. A stock appreciation right provides the participant with the right to receive, upon exercise of the stock appreciation right, a payment in cash, shares of our Class A Common Stock or a combination of the two. The amount that the participant will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of the shares of our Class A Common Stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the administrator but generally will not become exercisable before the first anniversary of the grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Second Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. A participant cannot sell or dispose of more than fifty percent of the shares acquired under a stock appreciation right before the earlier of the first anniversary of the date the stock appreciation right is exercised or the date the participant is no longer employed by or providing services to us, our affiliate, the Manager or the Operating Partnership. Stock appreciation rights may be granted in tandem with an option grant or as independent grants. The term of a stock appreciation right cannot exceed ten years from the date of grant or five years in the case of a stock appreciation right granted under the Second Amended 2014 Individuals Plan in tandem with an incentive stock option awarded to an individual who is a “ten percent stockholder.”

Performance Units

The Second Amended 2014 Incentive Plans also authorize the grant of performance units. Performance units represent the participant’s right to receive an amount, based on the value of a specified number of shares of our Class A Common Stock, if performance goals or other requirements established by the administrator are met. The administrator will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit. If the performance goals are met, payment will be made with respect to the performance units. Performance units will become earned or vested in accordance with terms determined by the administrator, but generally will not become earned or vested before the first anniversary of their grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Second Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. Performance units will be paid in cash, shares of our Class A Common Stock, other equity-based awards (including LTIP Units), other securities or property or a combination thereof. No more than fifty percent of the shares issued in settlement of performance units may be sold or disposed of before the first anniversary of the date that the shares were issued or the date that the participant is no longer employed by or providing services to us, our affiliate, the Manager or the Operating Partnership.

Incentive Awards

The Second Amended 2014 Incentive Plans also authorize us to make incentive awards. An incentive award entitles the participant to receive a payment if certain requirements are met. The administrator will establish the requirements that must be met before an incentive award is earned and the requirements may be stated with reference to one or more performance measures or criteria prescribed by the administrator. A performance goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index and may be adjusted for unusual or non-recurring events, changes in applicable tax laws or accounting principles. The period in which the performance will be measured will be at least one year, and the administrator will determine the applicable performance goals and such other conditions that apply to the incentive award. If the performance goals are met, the incentive award will be paid. Incentive awards will become earned or vested in accordance with terms determined by the administrator, but generally will not become earned or vested before the first anniversary of their grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Second Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. An incentive award that is earned will be settled in a single payment which may be in cash, Class A Common Stock, an other equity-based award (including LTIP Units), or a combination thereof. No more than fifty percent of the shares issued in settlement of an incentive award may be sold or disposed of before the first anniversary of the date that the shares are issued or the date that the participant is no longer employed by or providing services to us, our affiliate, the Manager or the Operating Partnership.

Other Equity-Based Awards

The administrator may grant other types of stock-based awards as other equity-based awards, including LTIP Units, under the Second Amended 2014 Incentive Plans. Other equity-based awards are payable in cash, shares of our Class A Common Stock or shares or units of such other equity, or a combination thereof, as determined by the administrator. The terms and conditions of other equity-based awards are determined by the administrator, and will include a requirement that performance objectives or other criteria be satisfied. Other equity-based awards generally will not become earned or vested before the first anniversary of their grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Second Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. In addition, a participant may not sell or dispose of more than fifty percent of the shares of common stock or other equity interests (including LTIP Units) covered by an other equity-based award before the earlier of the first anniversary of the date that the shares or interests become vested or the date that the participant is no longer employed by or providing services to us, our affiliate, the Manager or the Operating Partnership.

LTIP Units are a special class of partnership interest in our Operating Partnership. Each LTIP Unit awarded will be deemed equivalent to an award of one share of Class A Common Stock under the Second Amended 2014 Incentive Plans, reducing their aggregate share authorization for other awards on a one-for-one basis. We will not receive a tax deduction for the value of any LTIP Units granted to participants. The vesting period for any LTIP Units, if any, will be determined at the time of issuance. LTIP Units, whether vested or not, will receive the same quarterly per-unit distributions as OP Units, which distributions will generally equal the per share distributions on shares of our Class A Common Stock. This treatment with respect to quarterly distributions is similar to the expected treatment of our stock awards, which will generally receive full dividends whether vested or not. Initially, LTIP Units will not have full parity with OP Units with respect to liquidating distributions. Under the terms of the LTIP Units, our Operating Partnership will revalue its assets upon the occurrence of certain specified events, and any increase in the Operating Partnership’s valuation from the time of the last revaluation until such event will be allocated first to the holders of LTIP Units to equalize the capital accounts of such holders with the capital accounts of holders of OP Units. Upon equalization of the capital accounts of the holders of LTIP Units with the other holders of OP Units, the LTIP Units will achieve full parity with OP Units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP Units may be converted into an equal number of OP Units at any time, and thereafter enjoy all the rights of OP Units, including redemption/exchange rights. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value that a holder of LTIP Units will realize for a given number of vested LTIP Units will be less than the value of an equal number of shares of our Class A Common Stock.

Dividend Equivalent Rights

The administrator may grant dividend equivalent rights in connection with the grant of performance units, other equity-based awards and incentive awards granted under the Second Amended 2014 Incentive Plans. Dividend equivalent rights may be paid currently or accrued as contingent cash obligations (in which case they may be deemed to have been reinvested in shares of our Class A Common Stock or otherwise reinvested) except that if the underlying award will not vest solely on account of continued employment or service, any dividend equivalents will be accumulated and paid only when and to the extent that the underlying award vests.

Section 162(m)

Section 162(m) of the Code limits, to $1,000,000, the deduction that a public corporation may claim each year for compensation paid to each of its chief executive officer and its three other most highly paid executive officers (other than the chief financial officer). The deduction limitation does not apply to compensation that qualifies as “performance based compensation” under Section 162(m) of the Code.

The Company has not designed the Second Amended 2014 Individuals Plan so that awards can qualify under Section 162(m) of the Code. The Company has determined that the deduction limitation has not limited the deductibility of our executives’ compensation and is not expected to affect the Company’s compensation deductions in the foreseeable future. However, the Company has determined that the compensation committee of our board of directors should retain discretion to design executive compensation awards to meet our objectives, taking into account any potential effects of Section 162(m) of the Code. The Company in the future may determine that the Second Amended 2014 Individuals Plan should be further amended, and submitted to stockholders for approval, so that awards can qualify as performance based compensation under Section 162(m) of the Code.

Change in Control

If we experience a Change in Control, the administrator may, at its discretion, provide that outstanding awards that are Time-Based Awards and that are not exercised prior to the Change in Control will be assumed by the surviving entity, or will be replaced by a comparable substitute award of substantially equal value granted by the surviving entity. Any Time-Based Awards so assumed or replaced with substitute awards in connection with the Change in Control will vest in accordance with their original terms, except that any such Time-Based Awards or substitute awards granted under the Second Amended 2014 Individuals Plan automatically become vested in full if (A) the holder’s employment or service with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause or following non-renewal of the holder’s employment agreement, (ii) voluntarily by the holder with Good Reason, or (iii) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ or service of the Company, the Successor Entity, or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment or service.

On the date of such Change in Control, all outstanding Time-Based Awards that are not assumed or replaced with substitute awards in connection with the Change in Control will become fully exercisable, restrictions and conditions on outstanding stock awards will lapse, and performance units, incentive awards or other equity-based awards will become earned and nonforfeitable in their entirety.

Performance Awards that are outstanding on the date of such Change in Control must be assumed or replaced with substitute awards granted under the Second Amended 2014 Incentive Plans in connection with the Change in Control. Such assumed or substituted Performance Awards will be of the same type of award as the original Performance Awards being assumed or replaced, and will have a value, as of the date of such Change in Control, that is substantially equal to the value of the original Performance Awards. In addition, such assumed or substituted Performance Awards will continue to vest in accordance with the terms and conditions of the original Performance Awards being assumed or replaced; provided, that the performance objectives and measures of the original Performance Awards being assumed or replaced shall be adjusted as the administrator determines is equitably required. Notwithstanding the preceding sentence (and solely with respect to assumed or substitute awards for Performance Awards originally granted under the Second Amended 2014 Individuals Plan), if (A) the holder’s employment with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause, (ii) following non-renewal of the employment agreement, if any, between the holder and the Company, the Successor Entity or the applicable affiliate thereof (if the holder has an employment agreement requiring accelerated vesting in such case), (iii) voluntarily by the holder with Good Reason, or (iv) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ of the Company, the Successor Entity or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment, then the assumed or substituted Performance Awards will automatically become vested with respect to a pro rata number of the shares or other securities subject to such assumed or substituted Performance Awards based on the extent to which the performance or other objectives are achieved as of the date of such termination of employment or service. Any portion of any such Performance Awards that does not become so vested will be forfeited.

The administrator may also provide that any Time-Based Awards (or any portion thereof) that become vested in connection with the Change in Control as set forth above may be cancelled, in the sole discretion of the administrator, in exchange for a payment, in cash or shares of our common stock or other securities or consideration received by stockholders in the Change in Control transaction, in an amount substantially equal to (i) the price per share of Class A Common Stock received by stockholders (in the case of vested shares of

Class A Common Stock), (ii) the amount by which the price per share of Class A Common Stock received by stockholders exceeds the option price or Initial Value (in the case of Options and SARs), and (iii) if applicable, the value of the other securities or property in which a Performance Unit or Other Equity-Based Award is denominated. However, in the case of Options and SARs, if the option price or Initial Value exceeds the price per share of Class A Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the holder.

In summary, a Change in Control under the Second Amended 2014 Incentive Plans occurs if:

•	a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 50% of the total combined voting power of our outstanding securities;
•	there occurs a merger, consolidation, reorganization, or business combination, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent;
•	we (i) sell or dispose of all or substantially all of our assets or (ii) acquire assets or stock of another entity, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent; or
•	during any period of twelve consecutive months, individuals who, at the beginning of such period, constitute our board of directors together with any new directors (other than individuals who become directors in connection with certain transactions or election contests) cease for any reason to constitute a majority of our board of directors.

The Code has special rules that apply to “parachute payments,” i.e., compensation or benefits the payment of which is contingent upon a Change in Control. If certain individuals receive parachute payments in excess of a safe harbor amount prescribed by the Code, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.

If we experience a Change in Control, benefits provided under the Second Amended 2014 Incentive Plans could be treated as parachute payments. In that event, the Second Amended 2014 Incentive Plans provide that the benefits under the Second Amended 2014 Incentive Plans, and all other parachute payments provided under other plans and agreements, will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or loss of deduction, if the reduction allows the participant to receive greater after-tax benefits. The benefits under the Second Amended 2014 Incentive Plans and other plans and agreements will not be reduced, however, if the participant will receive greater after-tax benefits (taking into account the 20% excise tax payable by the participant) by receiving the total benefits. The Second Amended 2014 Incentive Plans also provide that these provisions do not apply to a participant who has an agreement with us providing that the participant cannot receive payments in excess of the safe harbor amount.

Clawback Policy

Any award granted under the Second Amended 2014 Incentive Plans, and any payment made with respect to any such award, are subject to the condition that we may require such award to be returned, and any payment made with respect to such award to be repaid, if such action is required under the terms of any Company recoupment or “clawback” (forfeiture or repayment) policy as in effect on the date the award was granted or if recoupment is required by any law, rule, requirement or regulation.

Amendment; Termination

Our board of directors may amend or terminate the Second Amended 2014 Incentive Plans at any time, provided that no amendment may adversely impair the rights of participants under outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve, among other things, any amendment that materially increases the benefits accruing to participants under the Second Amended 2014 Incentive Plans, materially increases the aggregate number of shares of our Class A Common Stock that may be issued under the Second Amended 2014 Incentive Plans (other than on account of stock dividends, stock splits, or other changes in capitalization as described above) or materially modifies the requirements as to eligibility for participation in the Second Amended 2014 Incentive Plans. For the avoidance of doubt, without the approval of stockholders, our board of directors may not (except on account of stock dividends, stock splits, or other changes in capitalization) (a) reduce the option price per share of an outstanding option or the exercise price of a stock appreciation right, (b) cancel an outstanding option or stock appreciation right when the option price or exercise prices applicable exceeds the fair market value of our common stock or (c) take any other action that may be treated as a repricing of an option or stock appreciation right under the rules and regulations of the principal exchange on which the common stock is listed for trading. Unless terminated sooner by our board of directors or extended with stockholder approval, the Second Amended 2014 Incentive Plans will terminate on the day before the tenth anniversary of the date our board of directors adopted the Second Amended 2014 Incentive Plans.

New Plan Benefits

If our stockholders approve both the Second Amended 2014 Incentive Plans pursuant to Proposal 1 and the Issuances pursuant to Proposal 2, we expect that the Internalization will be consummated. As described in more detail under “EXECUTIVE OFFICER AND DIRECTOR COMPENSATION — Compensation Discussion and Analysis,” upon the Closing of the Internalization, each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs and Mr. Konig (through K&A) will receive (a) a grant of a pro-rated time-vested equity award in the form of LTIP Units for the 2017 stub period (each, a “Closing LTIP Award”), determined by dividing (x) the pro-rated amount of each such executive officer’s initial annual grant of a time-vested equity award in the form of LTIP Units for 2018 (each, an “Annual LTIP Award”), by (y) the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE MKT (or then-applicable exchange), for the twenty (20) trading days immediately preceding the date of grant of such award (the “Employment Agreement VWAP”), which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) a grant of LTIP Units (the “Initial Commitment Award”) determined by dividing (x) $2,500,000 in the case of Mr. Kamfar, $1,250,000 in the case of Mr. Babb, $1,250,000 in the case of Mr. MacDonald, $1,250,000 in the case of Mr. Ruddy, $500,000 in the case of Mr. Vohs, and $1,250,000 in the case of Mr. Konig (through K&A) by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in five equal annual installments on each anniversary of the Closing. Each such award will be subject to certain clawback and termination provisions. However, neither the value nor the number of LTIP Units to be awarded as Closing LTIP Awards are currently determinable, and while the value of the LTIP Units to be awarded to each such executive officer as Initial Commitment Awards are as specified above, the number of LTIP Units to be awarded to each such executive officer as Initial Commitment Awards is not currently determinable. Further, all of the LTIP Units awarded as Closing LTIP Awards or Initial Commitment Awards will be subject to time-based vesting requirements, such that neither the value nor the number of such LTIP Units that will vest and become nonforfeitable in each such executive officer is currently determinable.

Following Closing of the Internalization, each of our executive officers will be eligible for additional compensation incentives designed to reward, among other things, favorable stockholder returns and share appreciation, same store net operating income growth, on-time and on-budget completion of development projects and our inclusion in real estate industry indices, and each executive officer’s long-term career contributions to our Company, and to incentivize long-term careers with the Company. As described in more detail under “EXECUTIVE OFFICER AND DIRECTOR COMPENSATION — Compensation Discussion and Analysis,” such awards will be in the form of annual cash compensation, as well as long-term vesting of one-time equity awards and both time- and performance-based incentive compensation, including annual performance bonuses and long-term equity awards, subject to performance criteria and targets established and administered by our compensation committee pursuant to the Second Amended 2014 Incentive Plans.

Specifically, beginning in fiscal year 2018, each of our current NEOs and other executive officers will be entitled to an Annual LTIP Award, determined by dividing (x) $600,000 for Mr. Kamfar, $200,000 for Mr. Konig (through K&A), $50,000 for Mr. Vohs, $200,000 for Mr. Babb, $175,000 for Mr. MacDonald, and $200,000 for Mr. Ruddy, by (y) the Employment Agreement VWAP. Annual LTIP Awards will vest and become nonforfeitable in three equal installments on each anniversary of grant. Also beginning in fiscal year 2018, each of our executive officers will be entitled to an annual grant of long term performance-vested equity awards in the form of LTIP Units (each, a “Long Term Performance Award”) for a three-year performance period, subject to the performance criteria and targets established and administered by our compensation committee, with a target value equal to that year’s Annual LTIP Award and a maximum value equal to 150% of that year’s Annual LTIP Award. Long Term Performance Awards will vest and become nonforfeitable effective as of the last day of the performance period. However, while the current value of the LTIP Units to be awarded to each such executive officer as Annual LTIP Awards are as specified above, the number of LTIP Units to be awarded to each such executive officer as Annual LTIP Awards is not currently determinable, and neither the value nor the number of LTIP Units to be awarded as Long Term Performance Awards are currently determinable. Further, all LTIP Units awarded as Annual LTIP Awards or Long Term Performance Awards will be subject to time- or performance-based vesting requirements, such that neither the value nor the number of such LTIP Units that will vest and become nonforfeitable in each such executive officer is currently determinable.

In addition, our compensation committee may decide to make awards to new executive officers in order to attract talented professionals. Any future awards made under the Second Amended 2014 Incentive Plans will be determined in the discretion of the administrator.

Except as described above, as of the date of this proxy statement, the administrator has not made any determination to make any future grants under the Second Amended 2014 Incentive Plans. Therefore, it is not possible to determine any other future benefits that will be received by any individual participant (or any group of participants) under the Second Amended 2014 Incentive Plans. As of March 31, 2017, the Manager and all of our independent directors were actually participating in the Amended 2014 Incentive Plans. If the Second Amended 2014 Incentive Plans are approved by our stockholders, then for the period during which we remain externally managed prior to the consummation of the Internalization, the Manager will remain eligible for grants pursuant to the Second Amended 2014 Entities Plan. However, we do not intend to make any such grants to the Manager pursuant to the Second Amended 2014 Entities Plan.

If the Internalization is consummated, the Manager will no longer be eligible for grants under the Second Amended 2014 Entities Plan, and its officers and employees will no longer be eligible for grants under the Second Amended 2014 Individuals Plan by virtue of their service to the Manager in such capacities. However, other entities that provide significant services to us or our affiliates that are selected by the administrator will remain eligible for grants under the Second Amended 2014 Entities Plan.

Each of R. Ramin Kamfar, who will continue to serve as our Chief Executive Officer and Chairman of our board of directors following the Internalization, James G. Babb, III, who will serve as our Chief Investment Officer following the Internalization, Ryan S. MacDonald, who will serve as our Chief Acquisitions Officer following the Internalization, Jordan B. Ruddy, who will serve as our Chief Operating Officer and President following the Internalization, Christopher J. Vohs, who will serve as our Chief Financial Officer and Treasurer following the Internalization, and Michael L. Konig, who will serve as our Chief Legal Officer and Secretary following the Internalization, as well as Brian D. Bailey, I. Bobby Majumder and Romano Tio, who are the independent members of our board of directors, have a substantial interest in the approval by stockholders of the Second Amended 2014 Individuals Plan as potential recipients of awards thereunder by virtue of their service in such capacities.

Compensation of Executive Officers and Directors

While we are externally managed, we do not currently have any employees, and our executive officers are employed by an affiliate of the Manager. We do not reimburse the Manager for compensation paid to our executive officers.

Upon consummation of the Internalization, we will become an internally managed REIT, and our executive officers and certain other employees currently employed by an affiliate of the Manager will be employed or engaged by Manager Sub, which will then be an indirect subsidiary of the Company. Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs have entered into employment agreements with Manager Sub, and Mr. Konig has entered into a services agreement with Manager Sub through K&A. Each such agreement will become effective upon Closing, and will have an initial term through and including December 31, 2020. See “Proposal 2: The Issuances — Interests of Certain Persons in the Internalization” for a description of the terms of each of these employment and services agreements. Our executive officers and employees will then be eligible for awards under the Second Amended 2014 Individuals Plan, as described above and as discussed in the Compensation Discussion and Analysis section of this proxy statement.

If a director is also one of our executive officers, we do not currently pay any compensation for services rendered as a director, and we intend to maintain that policy following the consummation of the Internalization. The amount and form of compensation payable to our independent directors for their service to us is determined by our board of directors, which determinations, while we are externally managed, are based upon recommendations from the Manager. Two of our executive officers, Messrs. Konig and Vohs, manage the Manager, and Mr. Kamfar, our Chief Executive Officer and President and the Chairman of our board of directors, controls the Manager, and through the Manager, while we are externally managed, they are involved in recommending and setting the compensation to be paid to our independent directors. However, following the consummation of the Internalization, the amount and form of compensation payable to our independent directors will determined by our board of directors alone.

We currently pay each of our independent directors an annual retainer of $25,000. In addition, we pay our independent directors $2,500 in cash per board meeting attended in person or telephonically, and $2,000 in cash for each committee meeting attended in person or telephonically. All directors currently receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. In addition, the chairman of our audit committee receives an additional annual cash retainer of $10,000. We intend to review and evaluate these policies following the Closing of the Internalization.

We have provided below certain information regarding compensation earned by and paid to our directors during fiscal year 2016 (amounts in thousands).

Name	Fees Paid in Cash in 2016(1)	Restricted Stock Awards(2)	Total
Brian D. Bailey(3)	$81	$26	$107
I. Bobby Majumder(4)	85	26	111
Romano Tio(5)	79	26	105
Gary T. Kachadurian	—	—	—
R. Ramin Kamfar	—	—	—

(1)	Includes the $25,000 annual retainer paid in 2016, which retainer also compensated for services to be rendered in 2017 in the amount of $8,333.
(2)	Reflects 2,500 shares of restricted stock granted in 2016 under the Amended 2014 Individuals Plan to each non-employee director. The amounts reported for each non-employee director reflect the grant date fair value of the award based on the closing price of the shares on March 24, 2016 (i.e. $10.33).
(3)	Includes eighteen $2,000 payments and five $2,500 payment related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Includes seven $1,000 payments for six meetings held in 2015, but paid in 2016.
(4)	Includes fifteen $2,000 payments and five $2,500 payment related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Includes seven $1,000 payments for six meetings held in 2015, but paid in 2016. Also includes $10,000 for compensation as audit committee chairman.
(5)	Includes seventeen $2,000 payments and five $2,500 payment related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Includes seven $1,000 payments for six meetings held in 2015, but paid in 2016.

Federal Tax Consequences

Counsel advised us regarding the federal income tax consequences of the Second Amended 2014 Incentive Plans. No income is recognized by a participant at the time an option or stock appreciation right is granted. If the option is an incentive stock option, no income will be recognized upon the participant’s exercise of the incentive stock option. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a nonqualified stock option or a stock appreciation right generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price or the amount paid in settlement of the stock appreciation right.

Income is recognized on account of the grant of a stock award or another equity-based award (other than LTIP Units) when the shares or other property subject to the award first become transferable or are no longer subject to a substantial risk of forfeiture. At that time, the participant recognizes ordinary income equal to the fair market value of the shares or other property, less any amount paid by the participant for the shares or other property.

A participant should not recognize income on account of the grant or vesting of LTIP Units. The amount received under the LTIP Units will be taxed as ordinary income or capital gain, depending on the character of the income received by the Operating Partnership. Upon a sale or exchange of an LTIP Unit a participant will recognize long-term or short-term capital gain, depending on the period that the participant held the LTIP Units.

No income is recognized upon the grant of performance units or incentive awards. Income will be recognized on the date that payment is made under the performance units or incentive award in an amount equal to the amount paid in settlement of the awards.

The employer (either the Company or its affiliate) generally will be entitled to claim a federal income tax deduction on the account of the exercise of a nonqualified stock option or stock appreciation right, the vesting of a stock award or other equity-based award and the settlement of performance units and incentive awards. The amount of the deduction generally is equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or exercise of an incentive stock option but may claim a federal income tax deduction on account of certain dispositions of shares acquired under an incentive stock option.

Proposed Second Amended 2014 Incentive Plans

This Proposal No. 1 requests stockholder approval of the Second Amended 2014 Incentive Plans as previously approved by our board of directors, which will reflect (1) an aggregate of 1,625,000 shares authorized for issuance, (an aggregate increase of 1,150,000 shares available for issuance), and (2) other administrative changes as further described above.

Additional Shares Available for Issuance

When the Amended 2014 Incentive Plans were adopted by stockholders in May 2015, the Amended 2014 Incentive Plans provided for the issuance of an aggregate number of shares of Class A Common Stock equal to 475,000. As of August 8, 2017, all 475,000 shares available for issuance under the Amended 2014 Incentive Plans have been issued, leaving no shares available for issuance under the Amended 2014 Incentive Plans. If the stockholders approve this Proposal No. 1, the aggregate number of shares available for issuance under the Second Amended 2014 Incentive Plans will be increased by 1,150,000 shares (so that the aggregate number of shares authorized for issuance under the Amended 2014 Incentive Plans and the Second Amended 2014 Incentive Plans will be 1,625,000 shares). The following table reflects the activity that will have taken place since May 28, 2015 if this Proposal No. 1 is approved:

Shares Available For Future Grants
Shares available and reserved at inception of Amended 2014 Incentive Plans – May 28, 2015:(1)	475,000
LTIP Units:
BRG Manager, LLC(2)	(460,000)
Brian D. Bailey(3)	(2,500)
I. Bobby Majumder(3)	(2,500)
Romano Tio(3)	(2,500)
Restricted Class A Common Stock:(4)
Brian D. Bailey	(2,500)
I. Bobby Majumder	(2,500)
Romano Tio	(2,500)
Shares available under Amended 2014 Incentive Plans as of August 8, 2017:	0
Requested shares under Proposal No. 1:	1,150,000
Shares available under Second Amended 2014 Incentive Plans after authorized increase:(5)	1,150,000

(1)	Table reflects only the issuance of (i) a total of 7,500 restricted shares of our Class A Common Stock and (ii) a total of 467,500 LTIP Units made under the Amended 2014 Incentive Plans. Table does not reflect the issuances of (a) a total of 21,242 shares of restricted common stock made under our former Incentive Plan, which were not included in and did not reduce the 275,862 shares available for issuance under the 2014 Incentive Plans; or (b) (i) a total of 15,000 restricted shares of our Class A Common Stock or (ii) a total of 179,562 LTIP Units made under the 2014 Incentive Plans, which were not included in and did not reduce the 475,000 shares available for issuance under the Amended 2014 Incentive Plans. The former Incentive Plan was terminated upon the inception of the 2014 Incentive Plans, and no additional grants will be made under the former Incentive Plan. Upon the adoption of the Amended 2014 Incentive Plans, the 81,300 shares that remained available under the 2014 Incentive Plans were subsumed by and included within the 475,000 shares available under the Amended 2014 Incentive Plans, such that an aggregate of 475,000 shares were available for issuance under the Amended 2014 Incentive Plans.
(2)	On July 2, 2015, 283,390 LTIP Units were granted to BRG Manager, LLC under the Amended 2014 Incentive Plans. On August 3, 2016, 176,610 LTIP Units were granted to BRG Manager, LLC under the Amended 2014 Incentive Plans.
(3)	On February 14, 2017, each of our independent directors received a grant of 2,500 LTIP Units under the Amended 2014 Incentive Plans.
(4)	On March 24, 2016, each of our independent directors received a grant of 2,500 restricted shares of our Class A Common Stock under the Amended 2014 Incentive Plans.
(5)	If the stockholders approve this Proposal No. 1, an aggregate of 1,150,000 shares will be available for issuance under the Second Amended 2014 Incentive Plans.

Reasons for the Requested Approvals

Share Increase

Since our IPO in April 2014, our stockholder equity has grown significantly through an October 2014 follow-on offering and a January 2015 follow-on offering, and since the adoption of the Amended 2014 Incentive Plans in May 2015, our stockholder equity has continued its significant growth through additional follow-on offerings in May 2015 and January 2017, and preferred stock offerings in October 2015 and over the course of 2016 and 2017. We currently have no additional shares available for issuance under the Amended 2014 Incentive Plans, and with our continued growth, it is difficult to forecast how many shares we will need each year. We anticipate that increasing the aggregate number of shares that may be issued under the Second Amended 2014 Incentive Plans pursuant to awards granted on and after the date that stockholders approve the Second Amended 2014 Incentive Plans by 1,150,000 shares will provide for adequate shares for at least one additional year based on our current size and share count. In determining that amount, we engaged a compensation consultant, FPL Associates L.P. (“FPL”), to provide an analysis of certain of our equity incentive compensation practices, including the number of shares reserved for issuance under our Amended 2014 Incentive Plans. In connection with this engagement, FPL established a benchmark group of competitive peer REITs, conducted a competitive analysis of the overall size and rate of grants made under the Amended 2014 Incentive Plans relative to those of the benchmark group, reviewed the Amended 2014 Incentive Plans relative to potential ISS and institutional investor concerns, and recommended an appropriate size of new share authorization for inclusion in the Second Amended 2014 Incentive Plans. The compensation committee and the board of directors utilized this information regarding the historical amounts of equity awards that we have granted in the past year and comparable award information from our peers in recommending that stockholders approve the Second Amended 2014 Incentive Plans.

In determining the appropriate size of new share authorization for inclusion in the Second Amended 2014 Incentive Plans, the compensation committee and the board of directors also considered the total amount of awards outstanding under existing grants. As of August 8, 2017, there were a total of 212,862 unvested restricted shares outstanding (including 659 unvested restricted shares issued under our former Incentive Plan), and 212,203 unvested LTIP Units. Our 212,862 outstanding unvested awards represent approximately 0.8% of our outstanding shares of Class A Common Stock (inclusive of shares of Class A Common Stock underlying outstanding OP Units). We believe that our success could not have been achieved without the efforts of our management. The demand and competition for qualified personnel in the real estate investment industry remains high, and without a strong retention program, it would be extremely difficult to retain qualified personnel. We believe awards under the Second Amended 2014 Incentive Plans are necessary to retain the Manager (while we are externally managed), our management team (if we become internally managed following consummation of the Internalization), and our non-employee directors, and to remain competitive in our industry. Without stockholder approval of the Second Amended 2014 Incentive Plans, there will be no awards available to the Manager (while we are externally managed), our management team (if we become internally managed following consummation of the Internalization), or our non-employee directors, and we will be forced to either reduce or eliminate long-term incentive awards or replace them with cash compensation. If we eliminate long-term awards, it will likely diminish our ability to retain the Manager (while we are externally managed), and our management team (if we become internally managed following consummation of the Internalization). If we instead pay compensation in cash, the amount of capital that we have available to reinvest in our growth will be reduced. We believe that both of these alternatives may reduce stockholder value.

Additional Changes

The additional changes to our Amended 2014 Incentive Plans as set forth in the Second Amended 2014 Incentive Plans, in addition to the increase in share authorization, are designed to improve plan governance and to better align the interests of our executive officers, directors, and employees of Manager Sub with those of our stockholders. We believe these changes will align our Second Amended 2014 Incentive Plans with new market developments relative to equity compensation, and ultimately create additional stockholder value.

Consequences of Failure to Approve the Second Amended 2014 Incentive Plan

Stockholder approval of this Proposal 1 (the vote to approve the Second Amended 2014 Incentive Plans) is a condition to closing under the Contribution Agreement. If this Proposal 1 is not approved by our stockholders, the Issuances, and thus the Internalization, will not be consummated.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the approval of the Second Amended 2014 Incentive Plans. Accordingly, to the extent that you object to the Second Amended 2014 Incentive Plans, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Vote Required

The affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the Annual Meeting is required to approve this proposal.

For purposes of the vote on this proposal, both broker non-votes and abstentions will be considered present for the purpose of determining the presence of a quorum.

However, under the NYSE MKT rules, brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote. Broker non-votes and other shares not voted will not be counted as votes cast, and will therefore have no effect on the result of the vote on this proposal.

In addition, under the NYSE MKT rules, abstentions will be counted as votes cast, and will therefore have the same effect as votes “against” the proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE SECOND AMENDED 2014 INCENTIVE PLANS.

PROPOSAL 2
THE ISSUANCES

The Internalization Consideration includes equity to be issued by us and equity to be issued by our Operating Partnership, as well as nominal cash consideration. In particular, in order to effect the Internalization, the Contribution Agreement requires the issuance of (i) OP Units, and shares of our Class A Common Stock that may be issued in the Company’s discretion upon redemption of such OP Units on a one-for-one basis in certain circumstances, and (ii) shares of our Class C Common Stock, and shares of our Class A Common Stock to be issued upon conversion of such shares of Class C Common Stock on a one-for-one basis in certain circumstances (such issuances, the “Issuances”). The Issuances will be made without registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder. This Proposal 2 is to consider and vote upon these Issuances, which the Special Committee has determined are advisable to, and in the best interests of, the Company. The Special Committee has recommended the submission of this Proposal 2 for stockholder approval at the Annual Meeting.

The Issuances

In payment of the aggregate Internalization Consideration, we will cause our Operating Partnership to issue OP Units, and we will issue shares of our Class C Common Stock, to the Contributors. Pursuant to the Contribution Agreement, the amount of the Internalization Consideration will be determined pursuant to a formula established in the Management Agreement at the time of the Company’s IPO in April 2014. Specifically, the Internalization Consideration will be an amount equal to three (3) times the sum of (i) the Base Management Fee and (ii) the Incentive Fee, in each case earned by the Manager during the 12-month period ending on the last day of the most recently-completed fiscal quarter prior to Closing, which period is currently expected to be the 12 months ending September 30, 2017. While the actual value of the Internalization Consideration is not yet determinable, the Company currently estimates that the aggregate value of the Internalization Consideration will be approximately $41.5 million. As more fully explained below, this estimate is based on the aggregate Base Management and Incentives Fees actually paid to the Manager for the nine months ending June 30, 2017, and estimated Base Management Fees (and no Incentive Fees) for the three months ending September 30, 2017. Pursuant to the Contribution Agreement, the number of OP Units and shares of Class C Common Stock issuable as Internalization Consideration will be determined by dividing the aggregate value of the Internalization Consideration payable in such OP Units and shares of Class C Common Stock, which the Company estimates will be equal to approximately $41,458,500 (the “Contribution Consideration”), by the VWAP (i.e., the volume-weighted average closing price of our Class A Common Stock on the NYSE MKT for the twenty (20) trading days beginning on and including September 11, 2017, through and including October 6, 2017. We will also pay 0.1% of the Internalization Consideration, which the Company estimates will be equal to approximately $41,500, in cash in connection with the Internalization (the “Cash Consideration”). The sum of the Contribution Consideration and the Cash Consideration will equal the Internalization Consideration. Payment of the Internalization Consideration primarily in OP Units and shares of our Class C Common Stock, rather than principally in cash, is intended to further align the interests of our management with those of our stockholders.

The actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization will not be determinable until the actual Base Management and Incentive Fees for the quarter ending September 30, 2017 and the VWAP can be determined. However, based on the estimated amount of the Contribution Consideration and utilizing Reference Prices of $10.00, $11.50 and $13.00, respectively, per share (representing, for illustrative purposes only, a range of assumed potential closing prices of our Class A Common Stock on the NYSE MKT), the Company estimates that the number of OP Units to be issued as Contribution Consideration will range from a low of 3,125,333 OP Units based on the high Reference Price of $13.00 to a high of 4,062,933 OP Units based on the low Reference Price of $10.00 (with a midpoint of 3,532,985 OP Units based on the midpoint Reference Price of $11.50), and that the number of shares of Class C Common Stock to be issued as Contribution Consideration will range from a low of 63,782 shares of Class C Common Stock based on the high Reference Price of $13.00 to a high of 82,917 shares of Class C Common Stock based on the low Reference Price of $10.00 (with a midpoint of 72,102 shares of Class C Common Stock based on the midpoint Reference Price of $11.50). However, the Contribution Agreement does not impose a minimum or maximum number of OP Units or shares of Class C Common Stock that may be issued as Contribution Consideration, and any or all of the Reference Prices used in this illustration may differ from the VWAP. For these reasons, the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization may differ from those estimates, and may fall inside or outside of the estimated ranges.

For illustrative purpose only, assuming $41.5 million of Internalization Consideration, and assuming the Reference Prices of $10.00, $11.50 and $13.00, respectively, per share of our Class A Common Stock, the table below reflects for each such Reference Price the range of resulting allocations of Contribution Consideration consisting of OP Units and Class C Common Stock:

	Reference Price Per Share:
	$10.00	$11.50	$13.00
# of OP Units:	4,062,933	3,532,985	3,125,333
# of Class C Common Shares:	82,917	72,102	63,782
Total:	4,145,850	3,605,087	3,189,115

Commencing on the one-year anniversary of the Closing, each OP Unit issued as Contribution Consideration may be tendered for redemption, at the holder’s option and subject to the terms and conditions set forth in the limited partnership agreement of the Operating Partnership, for cash equal to the average closing price of our Class A Common Stock for the ten (10) consecutive trading days immediately preceding the date we receive a notice of redemption, or, at our sole option, for shares of our Class A Common Stock on a one-for-one basis, in lieu of cash. Each share of Class C Common Stock will be convertible, at the holder’s option (at any time and from time to time), into one (1) fully-paid and non-assessable share of Class A Common Stock, and upon the occurrence of certain transfers or redemptions of OP Units, certain transfers of shares of Class C Common Stock, and similar events, will convert automatically into one (1) fully-paid and non-assessable share of Class A Common Stock. See “Terms of the Class C Common Stock” below for a more detailed description of the terms of the Class C Common Stock.

Internalization Consideration

While the actual value of the Internalization Consideration is not yet determinable, the Company currently estimates that the aggregate value of the Internalization Consideration will be approximately $41.5 million. This estimate is based on (a) the aggregate Base Management and Incentive Fees actually paid to the Manager for the three calendar quarters ending June 30, 2017, and (b) certain assumptions regarding the Base Management and Incentive Fees expected to be earned by the Manager for the calendar quarter ending September 30, 2017. Specifically, the Company has assumed that for the third quarter of 2017, (i) the Manager will earn Base Management Fees of $2.87 million to $2.92 million, premised on the Company’s current equity base plus an assumption that the Company will raise an additional $45.0 million to $75.0 million in equity from its continuous offering of Series B Preferred Stock, and (ii) the Manager will earn no Incentive Fees. Based on those assumptions for the quarter ending September 30, 2017, plus the aggregate Base Management and Incentive Fees actually paid to the Manager for the three calendar quarters ending June 30, 2017, the projected range of Internalization Consideration for the four quarters ending September 30, 2017 is estimated at $41.4 million to $41.6 million. As such, for purposes of providing estimated ranges for the number of OP Units and shares of Class C Common Stock expected to be issuable as Contribution Consideration as set forth in this proxy statement, the Company has utilized an estimated Internalization Consideration amount of $41.5 million.

In accordance with the Contribution Agreement, the Internalization Consideration is payable 0.1% in cash and 99.9% in a combination of OP Units and shares of Class C Common Stock, in a ratio of 49 OP Units for each share of Class C Common Stock.

Set forth below is an illustrative allocation of the Internalization Consideration to be payable to each of the Contributors, including the following:

(1)	the approximate value of the OP Units and shares of Class C Common Stock estimated to be issuable to each of the Contributors in payment of the Contribution Consideration;
(2)	the estimated number of OP Units and shares of Class C Common Stock to be issuable to each of the Contributors in payment of the Contribution Consideration, based on:
(a)	the estimated total number of OP Units to be issued as Contribution Consideration ranging from (i) 3,125,333 OP Units (i.e., the low end of the estimated range) to (ii) an estimated 4,062,933 OP Units (i.e., the high end of the estimated range), in each case based on the assumed Reference Price, and
(b)	the estimated total number of shares of Class C Common Stock to be issued as Contribution Consideration ranging from (i) 63,782 shares of Class C Common Stock (i.e., the low end of the estimated range) to (ii) 82,917 shares of Class C Common Stock (i.e., the high end of the estimated range), in each case based on the assumed Reference Price;
(3)	the estimated voting interest represented by the estimated number of shares of Class C Common Stock to be issuable to each of the Contributors in payment of the Contribution Consideration, based on the anticipated post-Closing total issued and outstanding shares of Class A Common Stock, Class C Common Stock and OP Units (other than those OP Units represented for voting purposes by shares of Class C Common Stock) on a fully diluted basis; as described in more detail under “Terms of the Class C Common Stock” below, the shares of Class C Common Stock provide voting representation with respect to the OP Units being issued to the Contributors as part of the Internalization Consideration;
(4)	the approximate total value of the Cash Consideration to be payable to each of the Contributors; and
(5)	the approximate total value of the Internalization Consideration to be payable to each of the Contributors.

Contributor:	OP Units:			Class C			Cash Consideration	Internalization Consideration
				Common Stock:
BRRE 49.80%
Value:	$20,233,406			$412,927			$20,667	$20,667,000
Reference Price	$10.00	$11.50	$13.00	$10.00	$11.50	$13.00
Estimated Number:	2,023,341	1,759,427	1,556,416	41,293	35,907	31,764
Estimated Voting Interest:				7.86%	6.91%	6.16%
Mr. Babb 14.25%
Value:	$5,789,680			$118,157			$5,914	$5,913,750
Reference Price	$10.00	$11.50	$13.00	$10.00	$11.50	$13.00
Estimated Number:	578,968	503,450	445,360	11,816	10,274	9,089
Estimated Voting Interest:				2.38%	2.08%	1.84%
Mr. MacDonald 3.56%
Value:	$1,446,404			$29,518			$1,477	$1,477,400
Reference Price	$10.00	$11.50	$13.00	$10.00	$11.50	$13.00
Estimated Number:	144,640	125,774	111,262	2,952	2,567	2,271
Estimated Voting Interest:				0.61%	0.53%	0.47%
Mr. Ruddy 11.32%
Value:	$4,599,240			$93,862			$4,698	$4,697,800
Reference Price	$10.00	$11.50	$13.00	$10.00	$11.50	$13.00
Estimated Number:	459,924	399,934	353,788	9,386	8,162	7,220
Estimated Voting Interest:				1.90%	1.66%	1.47%
K&A 11.32%
Value:	$4,599,240			$93,862			$4,698	$4,697,800
Reference Price	$10.00	$11.50	$13.00	$10.00	$11.50	$13.00
Estimated Number:	459,924	399,934	353,788	9,386	8,162	7,220
Estimated Voting Interest:				1.90%	1.66%	1.47%
Kachadurian Group 4.75%
Value:	$1,929,893			$39,386			$1,971	$1,971,250
Reference Price	$10.00	$11.50	$13.00	$10.00	$11.50	$13.00
Estimated Number:	192,989	167,817	148,453	3,939	3,425	3,030
Estimated Voting Interest:				0.81%	0.70%	0.62%
Novack 5.00%
Value:	$2,031,467			$41,459			$2,075	$2,075,000
Reference Price	$10.00	$11.50	$13.00	$10.00	$11.50	$13.00
Estimated Number:	203,147	176,649	156,267	4,146	3,605	3,189
Estimated Voting Interest:				0.85%	0.74%	0.65%
Totals:
Value:	$40,629,330			$829,170			$41,500	$41,500,000
Reference Price	$10.00	$11.50	$13.00	$10.00	$11.50	$13.00
Estimated Number:	4,062,933	3,532,985	3,125,333	82,917	72,102	63,782
Estimated Voting Interest:				14.63%	12.97%	11.65%

(1)	Pursuant to the Contribution Agreement, the aggregate amount of Contribution Consideration payable to the Contributors may be reduced by up to $450,000 for direct reimbursement to the Manager of out of pocket transaction costs and expenses incurred in connection with the transactions contemplated by the Contribution Agreement. Any such reduction to the amount of Contribution Consideration payable to each Contributor will be made in proportion to the equity ownership interest of such Contributor in the Manager. The Contribution Consideration amounts above do not reflect any such reductions. See “Description of the Internalization and the Contribution Agreement — Consideration to be Paid in the Internalization.”

Terms of the Class A Common Stock

Our charter currently authorizes 1,000,000,000 shares of stock, consisting of 750,000,000 shares of common stock, $0.01 par value per share, and 250,000,000 shares of preferred stock, $0.01 par value per share. As of August 22, 2017 (i.e., the Record Date), there were 24,192,645 shares of our Class A Common Stock outstanding. Our Class A Common Stock is listed on the NYSE MKT under the symbol “BRG.”

Holders of shares of our Class A Common Stock are entitled to receive dividends authorized by our board of directors and declared by us out of legally available funds after payment of, or provision for, full cumulative distributions on and any required redemptions of shares of preferred stock then outstanding, which includes our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock. Upon our liquidation or dissolution, holders of our Class A Common Stock are entitled to share ratably in the distributable assets of the Company remaining after satisfaction of the prior preferential rights of any preferred stock and the satisfaction of all of our debts and liabilities. Holders of our Class A Common Stock do not have preference, conversion, exchange, sinking fund, or redemption rights or preemptive rights to subscribe for any of our securities, and generally have no appraisal rights.

To assist us in maintaining our qualification as a REIT for federal income tax purposes, among other purposes, we impose restrictions on the ownership and transfer of our capital stock, including our Class A Common Stock. Our charter contains certain restrictions relating to the ownership and transfer of our capital stock, including, subject to certain exceptions, a 9.8% ownership limit (by value or number of shares, whichever is more restrictive) of common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, or Series D Preferred Stock.

Subject to the restrictions on ownership and transfer of stock contained in our charter and except as may otherwise be specified in our charter, each share of our Class A Common Stock will have one vote per share on all matters voted on by stockholders, including the election of directors. Because stockholders do not have cumulative voting rights, holders of a majority of the outstanding shares of Class A Common Stock can elect our entire board of directors. Generally, the affirmative vote of a majority of all votes cast is necessary to take stockholder action, except that a plurality of all votes cast at a meeting at which a quorum is present is sufficient to elect a director, and a majority of all votes entitled to be cast on the matter is generally required to authorize dissolution, certain charter amendments, mergers, conversions, the sale of all or substantially all of the Company’s assets, or engaging in a share exchange or similar transactions outside the ordinary course of business

Terms of the OP Units

OP Units are units of limited partnership interest in the Operating Partnership, which may, subject to certain limitations, be redeemed for cash or, at our option, exchanged for shares of our Class A Common Stock on a one-for-one basis in lieu of cash; provided, however, that OP Units issued as part of the Contribution Consideration may not be redeemed for one (1) year following the Closing. Subject to certain restrictions and exceptions, limited partners of the Operating Partnership holding OP Units may exercise their redemption rights at any time after one year following the date of issuance of their OP Units. Holders of OP Units are entitled to receive “distribution equivalents” at the same time as dividends are paid to holders of our Class A Common Stock.

Terms of the Class C Common Stock

Pursuant to the Contribution Agreement, we will issue shares of our newly-created Class C Common Stock to the Contributors. In order to issue these shares to each such Contributor at the Closing under the Contribution Agreement, our board of directors has authorized an amendment to our charter to create the Class C Common Stock and, consequently, reclassify as Class C Common Stock a number of authorized but unissued shares of the Company’s Class A Common Stock equal to the number of shares of Class C Common Stock to be issued as consideration in the Internalization as calculated in accordance with the definition of “Contribution Consideration” in the Contribution Agreement (the “Class C Classification”). Pursuant to Section 5.2.2 of our charter, our board of directors, without any action by our stockholders, may classify or reclassify any unissued shares of our common stock into one or more classes or series of common stock or preferred stock. For this reason, no action by our Class A Common Stockholders is required to effectuate the

Class C Classification. The Class C Common Stock is intended to be equivalent in all material respects to, and rank on parity with, the Class A Common Stock, except that each share of Class C Common Stock entitles the holder thereof to fifty (50) votes, which is intended to mirror the aggregate number of OP Units (which are redeemable for cash or, at our sole option, for shares of our Class A Common Stock, on a one-to-one basis) and shares of Class C Common Stock issued as Contribution Consideration. The Class C Common Stock will thus provide its holders a right to vote that is proportionate to the outstanding non-voting economic interest in the Company attributable to such holders or their affiliates by virtue of the OP Units issued pursuant to the Contribution Agreement, as if all such OP Units were redeemed by us for shares of Class A Common Stock, but without providing any disproportionate voting rights. We do not intend to list the Class C Common Stock on any exchange.

Shares of Class C Common Stock will only be issued (a) to the Contributors, (b) in conjunction with the issuance of OP Units as Contribution Consideration in the Internalization, and (c) in a ratio of no more than one (1) share of Class C Common Stock for every forty-nine (49) OP Units so issued.

Our charter currently authorizes 1,000,000,000 shares of stock, consisting of 750,000,000 shares of common stock, $0.01 par value per share, and 250,000,000 shares of preferred stock, $0.01 par value per share.

Pursuant to our charter, our common stock entitles its holders to one vote per share and to participation in the distribution upon liquidation of our assets remaining after payment of our debts and liabilities and distributions to holders of shares having a preference over our common stock. Prior to the Closing, our board of directors will amend our charter (i) to effectuate the Class C Classification, with the terms described below, (ii) to provide that, other than as described below, the Class C Common Stock will be equivalent in all material respects to, and rank on parity with, the Class A Common Stock, and (iii) to make conforming and immaterial changes and modifications related to the foregoing.

Specifically, our board of directors intends to amend our charter to provide the following terms to apply exclusively to the Class C Common Stock:

•	Each share of the newly reclassified Class C Common Stock will entitle the holder thereof to fifty (50) votes on each matter on which holders of Class A Common Stock are entitled to vote. The Class C Common Stock and Class A Common Stock will vote together as a single class.
•	Our board of directors may reclassify any unissued shares of Class C Common Stock from time to time in one or more classes or series of common stock or preferred stock.
•	Subject to any preferences on other outstanding shares of the Company, if and when our board of directors authorizes or declares a dividend or distribution with respect to the Class A Common Stock, such authorization or declaration also shall constitute a simultaneous authorization or declaration of an equivalent dividend or distribution with respect to each share of Class C Common Stock.
•	In the event of any liquidation, dissolution or winding up of the Company or any distribution of the Company’s assets, each holder of Class C Common Stock will be entitled to participate, together with the Class A Common Stock and any other class of stock not having a preference over Class C Common Stock, in the distribution of any remaining assets after payment of the Company’s debts and liabilities and distributions to holders of shares having a preference over the Class C Common Stock.
•	In the event any Contributor to whom OP Units and/or shares of Class C Common Stock were originally issued in connection with the Internalization (each, an “Initial Holder”) or any of their respective family members directly or indirectly transfers beneficial ownership of such Class C Common Stock other than among each other, each share of Class C Common Stock being transferred shall convert automatically into one (1) fully-paid and non-assessable share of Class A Common Stock.

In addition, one share of Class C Common Stock shall convert automatically into one (1) fully-paid and non-assessable share of Class A Common Stock for every group of between one (1) and forty-nine (49) OP Units involved in any of the following transfers or cessations: (a) if any Initial Holder or any of their respective family members directly or indirectly transfers beneficial ownership of OP Units directly or indirectly held by such Initial Holder other than to another Initial Holder or a “Qualified Transferee” (as defined below); (b) if any Qualified Transferee directly or indirectly transfers beneficial ownership of OP Units directly or indirectly held by it other than to an Initial Holder or to another Qualified Transferee; or (c) if a Qualified Transferee that beneficially owns OP Units ceases at any time to continue to be a “Qualified Transferee” as a result of a divorce or annulment.

In other words, with respect to clauses (a), (b) and (c), one share of Class C Common Stock will convert automatically for every group of between one (1) and forty-nine (49) OP Units involved in any such transfer or cessation. “Qualified Transferee” means (i) each of R. Ramin Kamfar, James G. Babb, III, Ryan S. MacDonald, Jordan B. Ruddy, Michael L. Konig, Gary Kachadurian, and Jerold E. Novack, in each case for so long as such person remains employed by us or our affiliates, (ii) any family member or affiliate of such persons or of an Initial Holder, (iii) any person controlled by any combination of one or more of such persons or their family members, and (iv) any family member of a person who controls an Initial Holder.

Finally, in the event of the redemption by the Company of OP Units issued pursuant to the Contribution Agreement, each share of Class C Common Stock beneficially owned by the holder of such OP Units (whether such holder is an Initial Holder or a Qualified Transferee) shall convert automatically into one (1) fully-paid and non-assessable share of Class A Common Stock for every group of between one (1) and forty-nine (49) OP Units so redeemed.

The purpose of this automatic conversion feature is to ensure that the holders of Class C Common Stock do not at any time have votes in excess of the number of OP Units then held by them (or the other permitted holders described above). To the extent that a share of Class C Common Stock or any group of up to forty-nine (49) OP Units is transferred or ceases to be held by a permitted holder, a share of Class C Common Stock will convert into one share Class A Common Stock, thereafter carrying only one vote.

•	Each holder of Class C Common Stock shall have the right, at the holder’s option at any time and from time to time, to convert all or a portion of such holder’s Class C Common Stock into an equal number of fully paid and non-assessable shares of Class A Common Stock by delivering the certificates (if any) representing the shares of Class C Common Stock to be converted, duly endorsed for transfer, together with a written conversion notice to the transfer agent for the Class C Common Stock.
•	Any share certificates will bear a legend, as set forth in our charter, describing the conversion features of the Class C Common Stock.

All of the foregoing terms of the Class C Common Stock will be subject to operation of our charter’s stock ownership limitation provisions.

This new class of common stock will enable us to comply with our obligations under the Contribution Agreement to issue shares of Class C Common Stock at Closing. In addition, the amendment to our charter will enable us to comply with our obligation under the Contribution Agreement to file the charter amendment prior to the Closing. The issuance of the Class C Common Stock pursuant to the Contribution Agreement will result in the Contributors, as the Initial Holders, controlling a significant number of votes in matters submitted to a vote of stockholders as a result of their beneficial ownership of Class C Common Stock (which will give the Contributors voting power equal to the economic interest in the Company issued to the Contributors in the form of OP Units pursuant to the Contribution Agreement (but not equal to that of all issued and outstanding OP Units) as if all of the OP Units issued pursuant to the Contribution Agreement were redeemed by us for shares of Class A Common Stock), including the election of directors. Each Contributor may have interests that differ from our other stockholders, including by reason of their respective interests in our Operating Partnership, and may accordingly vote in ways that may not be consistent with the interests of such other stockholders.

Limitation on the Class C Common Stock Voting Rights

Pursuant to a stockholders agreement between the Contributors and us (the “Stockholders Agreement”), if, as of the record date for determining the stockholders of the Company entitled to vote at any annual or special meeting of the stockholders of the Company (however noticed or called) or for determining the stockholders of the Company entitled to consent to any corporate action by written consent, the holders of the Class C Common Stock own shares of Class C Common Stock (the “Subject Shares”) representing, in the aggregate, more than 9.9% of the voting rights of the then-outstanding shares of common stock of the Company and any preferred stock of the Company that has voting rights on the matters being voted upon at such meeting (such number of Subject Shares representing, in the aggregate, more than 9.9% of the voting rights of the then-outstanding shares of common stock of the Company and other classes of common stock and preferred stock with voting rights being referred to as the “Excess Shares”), then at each such meeting or in each such action by written consent, the holders of the Subject Shares may vote or furnish a written consent in respect of the Excess Shares, or cause the Excess Shares to be voted or consented, in each case, in such manner as directed by a majority of the members of the board of directors (such limitation on the voting rights of the Excess Shares, the “Voting Limitation”). Each holder of the Subject Shares must vote, or cause to be voted, his proportion of the Excess Shares, calculated by multiplying the total number of Excess Shares by the quotient obtained by dividing the number of such holder’s Subject Shares by the total number of Subject Shares, in accordance with the Voting Limitation. All Subject Shares other than the Excess Shares may be voted for or against any matter, in the sole and absolute discretion of the holder of Class C Common Stock.

Reasons for the Issuances

The Special Committee

In evaluating the Issuances, the Contribution Agreement, and the other transactions contemplated by the Contribution Agreement, the Special Committee consulted with its independent legal and financial advisors. In reaching its determination, the Special Committee considered a number of factors, including the following material factors which the Special Committee viewed as supporting its decisions with respect to the Issuances, the Contribution Agreement, and the other transactions contemplated by the Contribution Agreement.

•	the belief that the Internalization would be accretive over time to our net income, earnings and AFFO on an annualized basis as a result of the reduction in operating costs resulting from the elimination of management and other fees and expense reimbursements to our external Manager under the Management Agreement. No assurances can be given, however, that any such accretion in our net income, earnings or AFFO will actually occur;
•	the belief that Internalization of the Manager will mitigate perceived or actual conflicts of interest between the Company and the Manager;
•	the belief that increased ownership of the Company by certain of the Company’s officers and directors would more directly align the interests of such officers and directors with those of the Company’s stockholders;
•	the belief that the Internalization would enable the Company to realize efficiencies arising from an internally managed structure in that the Company will pay for management, advisory, acquisition and development services directly rather than paying fees to a third-party for such services;
•	the belief that the Internalization would result in a reduction in the Company’s operating expenses, including as a result of replacing management fees paid to the Manager with directly incurred costs;
•	the Company’s ability, as a result of the Internalization, to control key functions that are important to the growth of its business;
•	enhanced simplicity by virtue of unifying all of the Company’s and the Manager’s investment activity and resources under a single, transparent corporate structure;
•	the belief that the transactions may attract new institutional investors to the Company and improve the Company’s ability to raise capital;

•	the terms and conditions of the Contribution Agreement and related agreements, including the type and amount of consideration to be paid and the representations, warranties, covenants, conditions to the Closing and indemnification obligations set forth therein, together with the material terms of the ancillary agreements entered into or to be entered into in connection with the Internalization;
•	the employment agreements entered into by Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs, and the services agreement entered into by Mr. Konig through K&A, all of which will become effective upon the Closing;
•	the belief that as the Company continues its expansion into equity or equity-like investments, an internal management structure (which predominates for equity REITs, as opposed to traditional mortgage REITs) would become more expected and retaining an external management structure would be more likely to lead to resistance from existing and potential investors;
•	the fact that the approval of the Issuances is subject to the approval of the Company’s common stockholders and the right of the Company’s common stockholders to vote against the Issuances for any reason;
•	the fact that the Contributors agreed to limit their voting discretion over their Class C Common Stock pursuant to the Stockholders Agreement;
•	the fact that after the consummation of the Internalization, subject to certain limitations set forth in the Contribution Agreement, the Manager and certain affiliates thereof will be restricted from engaging, directly or indirectly, in any capacity, or having any direct or indirect ownership interest, in any business in the United States that is engaged directly in the business of acquiring, owning and operating multi-family rental residential properties;
•	the right of the board of directors, at any time prior to obtaining the Company stockholder approvals and without liability, to decline to make or withdraw, modify or change its recommendation in favor of the Second Amended 2014 Incentive Plans and the Issuances if the Special Committee determines in good faith (after consultation with its outside counsel) that the failure to take such action would be inconsistent with its duties to the Company or the Company’s stockholders under applicable law; and
•	the opinion of Duff & Phelps, dated August 2, 2017, to the Special Committee as to the fairness to the Company, from a financial point of view and as of such date, of the consideration to be paid by the Company pursuant to the Internalization, which opinion was subject to the qualifications, assumptions and limitations and other matters Duff & Phelps considered relevant.

The Special Committee also took into account the following negative factors with respect to the Internalization:

•	existing potential conflicts of interest between the Company and the Manager, including the respective positions of the Company’s management team and certain directors with the Company and the Manager and the compensation and/or other benefits to be received by such persons, either directly or indirectly, as a result of the transactions, as well as the fact that each of Messrs. Kamfar, Babb, MacDonald, Ruddy, Konig and Kachadurian will have a direct or indirect interest in the consideration paid and could make substantial profits as a result of the Internalization;
•	the significant costs involved in connection with completing transactions contemplated by the Contribution Agreement, the substantial management time and effort required to complete the Issuances, and the related disruption to operations of the Company;
•	the potential liabilities associated with the direct employment of personnel;
•	the fact that the Issuances of shares of our Class C Common Stock in connection with the Internalization, and the Issuances of shares of our Class A Common Stock upon redemption of OP Units and/or conversion of shares of our Class C Common Stock issued in connection with the Internalization will have a dilutive effect and will reduce the voting power and relative percentage interests of current holders of our Class A Common Stockholders in our earnings and market value;

•	the fact that, following the Internalization, Mr. Kamfar will control a significant number of votes in any matter presented to our Class A Common Stockholders for approval, including the election of directors;
•	the fact that, while it is intended that the Internalization be accretive to our net income, earnings and AFFO, there can be no assurance that this will be the case, as, among other things, the expenses we assume as a result of the Internalization may be higher than we anticipate and we may not achieve our anticipated cost savings from the Internalization;
•	the fact that we may not manage the Internalization effectively and that the Internalization could be a time-consuming and costly process and we may encounter potential difficulties in the integration process; and
•	the potential liabilities that the Company may inherit from the Manager as a result of the Internalization that would not be covered by the indemnification provisions set forth in the Contribution Agreement.

The foregoing discussion of the factors considered by the Special Committee is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the Special Committee. In reaching its decision regarding the Issuances, the Contribution Agreement and the other transactions contemplated by the Contribution Agreement, the Special Committee did not quantify or assign any relative weights to the factors considered and individuals may have given different weights to different factors. The Special Committee conducted an overall review of the factors considered and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of consummating the Issuances and the other transactions contemplated by the Contribution Agreement.

Our Board of Directors

Upon the recommendation of the Special Committee, our board of directors unanimously approved the Issuances, the Contribution Agreement and the other transactions contemplated by the Contribution Agreement, and determined that they are advisable to, and in the best interests of, the Company. The board of directors based its determination primarily on:

•	the factors considered by and the recommendation of the Special Committee; and
•	the extensive negotiations of the Special Committee with the Manager and their respective advisors.

The foregoing discussion of the factors considered by our board of directors is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the board of directors. In reaching its decision regarding the Issuances, the Contribution Agreement and the other transactions contemplated by the Contribution Agreement, the board of directors did not quantify or assign any relative weights to the factors considered and individuals may have given different weights to different factors.

Background of the Issuances

At the closing of the Company’s IPO on April 2, 2014, the Company entered into the Management Agreement with the Manager, pursuant to which the Manager currently manages our business affairs in conformity with the investment guidelines and other policies approved and monitored by our board of directors. Under the Management Agreement, in the event our board of directors elects to internalize our management, we are obligated to pay the Manager consideration equal to three times the sum of the Base Management Fee and Incentive Fee earned by the Manager, in each case during the 12-month period ending on the last day of the most recently-completed fiscal quarter prior to the effective date of the internalization. As previously disclosed and discussed among our board of directors, the Company’s achievement of an equity capital base of $500 million has served as its target threshold at which consideration of an internalized management structure could be advantageous to the Company and its stockholders

On November 4, 2016, during the regularly-scheduled quarterly meeting of our board of directors, our Chief Executive Officer and President, Mr. Kamfar, discussed with the board of directors the fact that during the third quarter of 2016, the Company achieved the target equity capital base of $500 million. The board of directors then discussed the formation of the Special Committee to consider the proposed internalization, to be comprised solely of the independent directors of our board of directors; namely, Brian D. Bailey, I. Bobby Majumder and Romano Tio, each of whom do not have any interests in the proposed internalization transaction. The board of directors also discussed the need for the Special Committee to have the power to retain its own legal counsel and financial advisors, and to have other powers typical of an independent special committee, and acknowledged that prospective members of the Special Committee would begin the process of engaging the Special Committee’s own legal counsel and financial advisors. The formation of the Special Committee was unanimously approved by our board of directors, including all of the independent directors, and the board of directors authorized the Special Committee to engage its own independent legal counsel and financial advisors.

Mr. Kamfar then discussed with the board of directors that the Company had retained FPL Associates, L.P. (“FPL”) to advise on compensation-related matters related to a potential internalization. Mr. Anthony Saitta with FPL joined the meeting, and provided the board of directors with background on FPL and its anticipated role in connection with the potential internalization.

On November 7, 2016, the Company announced that it had begun the process of internalizing the external management functions currently provided to us by the Manager.

Between November 7, 2016 and December 1, 2016, members of the Special Committee interviewed several potential law firms to act as legal counsel to the Special Committee in connection with its evaluation of the proposed internalization. In early December 2016, the Special Committee retained Morrison & Foerster LLP (“Morrison & Foerster”) as independent legal counsel to the Special Committee.

On December 15, 2016, the Special Committee met telephonically with representatives of Morrison & Foerster to discuss the proposed internalization transaction. Representatives of Morrison & Foerster provided the Special Committee with an overview of the process and role of the Special Committee in connection with the proposed internalization and advised the Special Committee regarding its duties under Maryland law in connection with its review and analysis of the potential internalization. The Special Committee then discussed the need to engage a financial advisor in connection with its review and analysis of the potential internalization. The Special Committee determined to review certain potential financial advisors and retain a financial advisor to advise the Special Committee in connection with the potential internalization.

From mid-December 2016 to early January 2017, the Special Committee reviewed the expertise, competence and prior experience of several potential financial advisors. In early January 2017, the Special Committee determined to retain Duff & Phelps LLP (“Duff & Phelps”) as financial advisor to the Special Committee based upon the expertise, competence and prior experience of Duff & Phelps in similar transactions and in the real estate industry generally. Prior to the formal retention of Duff & Phelps, Duff & Phelps provided the Special Committee with information regarding certain valuation work Duff & Phelps had performed for the Company in prior years. See “Opinion of the Special Committee’s Financial Advisor.”

On January 4, 2017, FPL provided the Compensation Committee of our board of directors (the “Compensation Committee”), which is comprised of all of the members of the Special Committee, with a preliminary analysis of potential terms of employment arrangements for members of management following the internalization.

On January 24, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster to discuss the potential internalization. The telephonic meeting included a discussion of the Special Committee’s duties, as well as various other matters, including the Company’s likely need for certain shared services with BRRE following the internalization. Representatives of Morrison & Foerster also informed the Special Committee that a draft term sheet relating to the proposed internalization was expected to be received shortly from representatives of Vinson & Elkins L.L.P., counsel to the Contributors (“Vinson & Elkins”).

On January 25, 2017, Vinson & Elkins, on behalf of the Contributors, provided Morrison & Foerster with a draft term sheet. The draft term sheet contemplated that the proposed internalization would be structured as a contribution transaction pursuant to which the owners of the Manager, including our executive officers and certain members of our board of directors, would contribute to OP Sub the interests in Manager Sub, after first causing the Manager to contribute to Manager Sub the Management Agreement and certain other assets necessary to operate the business of the Company following the internalization. The proposed consideration would consist of OP Units. In addition, the draft term sheet proposed that each of Messrs. Kamfar, Babb, Ruddy, Vohs, Konig and MacDonald and certain other employees of affiliates of the Manager would become employees of the Company, OP Sub or Manager Sub on terms to be agreed. The draft term sheet also contemplated a shared services agreement pursuant to which affiliates of the Manager and the Company would share the services of their employees at cost and that affiliates of the Manager would provide certain information technology and other services and support to the Company following the proposed internalization, and BRRE would provide the Company with a five-year, royalty-free, non-exclusive license to use the “Bluerock” name. The draft term sheet proposed that the Contributors would receive voting rights at the Company level with respect to their OP Units, and that the Company would pay all expenses of the Contributors in connection with the proposed internalization.

On February 3 and February 6, 2017, the Special Committee met telephonically with representatives of Duff & Phelps and Morrison & Foerster to discuss the draft term sheet. Included in the issues discussed were the goals of internalizing at that time, the potential need for ongoing shared services, whether and to what extent the Manager expected a full separation of the Company from the Manager, issues relating to potential ongoing conflicts between the Company and BRRE and its affiliates, including whether BRRE would have the ability to form or operate vehicles that compete with the Company in the future, and the need for a detailed analysis of general and administrative expenses of the Company (“G&A”) pro forma for the internalization, as compared to fees payable to the Manager assuming no internalization. The Special Committee instructed representatives of Morrison & Foerster to provide these threshold issues to Vinson & Elkins and indicate that, only after discussion of these issues, the Special Committee would be in a position to respond to the details of the draft term sheet. On February 7, 2017, Morrison & Foerster sent the threshold issues list to Vinson & Elkins.

On February 10, 2017, Mr. Konig delivered to Morrison & Foerster and Duff & Phelps the Manager’s response to the threshold issues list. The Manager’s response addressed the rationale behind the proposed internalization, including reduced G&A compared to continuing as an externally managed company, the reduction in conflicts of interest between the Company and the Manager, and better alignment of interests between the management of the Company and its stockholders. In addition, the Manager indicated that BRRE expected to continue to manage and operate its other existing businesses, which consist of managing a closed end fund, a Section 1031 syndication vehicle and a registered broker dealer that, among other things, markets and sells the Company’s retail Series B preferred stock. The Manager indicated that BRRE did not intend to sponsor new businesses that would or could compete with the Company. The Manager also provided a schedule outlining expected current and pro forma G&A of the Company after giving effect to the proposed internalization. Later that day, representatives of Morrison & Foerster, Duff & Phelps, Vinson & Elkins and the Manager held a telephonic meeting to discuss the Manager’s response to the Special Committee’s threshold issues list.

On February 13, 2017, an in-person meeting was held among the Special Committee, Messrs. Kamfar, Konig, Ryan McDonald and Jordan Ruddy and representatives of Duff & Phelps, Morrison & Foerster, Vinson & Elkins and Kaplan, Voekler, Cunningham & Frank PLC, corporate and securities counsel to the Company (“KVCF”), to discuss the Special Committee’s threshold issues list and the Manager’s responses. The meeting also involved a discussion of legal and financial due diligence to be performed by Morrison & Foerster and Duff & Phelps, respectively, as well as discussion of the G&A schedule provided by the Manager. Following the meeting, on February 14, 2017, the Manager provided access to a virtual data room for due diligence materials to Duff & Phelps and Morrison & Foerster. At various times over the next several months, representatives of Morrison & Foerster, the Manager, BRRE, Vinson & Elkins, KVCF and Hunton & Williams LLP, special employee benefits counsel to the Company, held discussions regarding the legal due diligence process and various terms of the proposed internalization.

On February 17, 2017, the Special Committee met with representatives of Morrison & Foerster to discuss various issues related to the proposed internalization, including issues relating to the draft term sheet, next steps and the content and analysis expected out of any potential fairness opinion to be delivered to the Special Committee by Duff & Phelps. After discussion, the Special Committee concluded that a fairness opinion from

Duff & Phelps would appropriately address the fairness of the consideration to be paid in the proposed internalization and directed the representatives of Morrison & Foerster to deliver an issues list regarding the draft term sheet to Vinson & Elkins.

On February 18, 2017, Morrison & Foerster delivered to Vinson & Elkins a list of issues raised by the Special Committee with respect to the draft term sheet. The issues raised included requesting a preliminary calculation of the consideration payable in the proposed internalization based upon the terms of the Management Agreement, a request of a list of employees the Manager anticipated being employed by the Company after the internalization, certain tax and structural matters, a request for more information regarding the other assets to be transferred to the Company in the contribution at no additional cost to the Company, a rejection of the voting rights requested by the Contributors, a request that the Contributors and BRRE and its affiliates agree not to form or sponsor new vehicles that invest in the same types of assets as, or that otherwise may compete with, the Company, or to restart the BRRE fund business (the “Restrictive Covenants”), a request that the Manager and the Contributors indemnify the Company to the extent of the indemnification obligations under the Management Agreement, a request that the use of the Bluerock name be perpetual rather than for a limited duration of five years, a request that the Contributors indemnify the Company for any tax liability associated with the proposed structure of the internalization and indicating that the Contributors shall pay their own expenses or otherwise any expense reimbursement be deducted from the purchase price for the Contribution and internalization.

On February 22, 2017, representatives of the Manager and Duff & Phelps held an in-person meeting and representatives of Vinson & Elkins joined the meeting telephonically to discuss certain due diligence matters as part of Duff & Phelps’ work on its fairness opinion.

On March 3, 2017, Vinson & Elkins delivered to Morrison & Foerster a revised term sheet, an issues list related thereto, an updated G&A schedule and a list of employees to be transferred to the Company in connection with the internalization. The revised term sheet and issues list addressed a number of the issues raised by the Special Committee. The Manager again indicated that the Contributors would require voting rights for all of their OP Units, required that the Company pay the expenses of the Contributors in the proposed internalization, agreed to provide a limited tax indemnity in connection with the proposed structure of the internalization, agreed to provide the Company, pursuant to an administrative services agreement, with necessary services on an at-cost basis for services and contract rights that are already in place through BRRE and Bluerock Real Estate Holdings, LLC (“BREH”) and their affiliates to be provided at an equal or lower cost than could be obtained from unaffiliated third parties or developed internally by the REIT in the short-term, including for health insurance, commercial insurance, and third-party consulting, including for risk management, technology/support services and computer software. In addition, the Manager agreed to provide a perpetual license of the Bluerock name to the Company. In the case of the administrative services and the perpetual license, the Manager required that each be terminable upon a change of control of the Company, which was defined as any event that results in any substantial change to the composition of the key executives of the Company (i.e., Messrs. Kamfar, Babb, Ruddy, Vohs, Konig and MacDonald) and/or to the board of directors of the Company as currently constituted, without the consent of BRRE and BREH, or a sale or other corporate event involving BRRE and BREH that results in a substantial change to its ownership or control.

On March 6, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster and Duff & Phelps to discuss the revised term sheet. After discussion of issues raised by the revised term sheet, the Special Committee instructed Morrison & Foerster to revise the term sheet for review by the Special Committee, which was delivered to the Special Committee on March 7, 2017.

On March 8, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster and Duff & Phelps to discuss the comments to the revised term sheet. Discussion ensued regarding the need for more information on the scope of necessary administrative services, the willingness of the Special Committee to agree to reimburse the Contributors for up to $200,000 of their expenses in recognition of the costs incurred with respect to the proposed internalization and an agreement to provide the Contributors with certain voting rights with respect to the OP Units to be received in the proposed internalization, such rights to be limited to a merger, consolidation or other combination of the Company’s or the Operating Partnership’s assets with another person, the sale of all or substantially all of the assets of the Company and the Operating

Partnership, and a reclassification, recapitalization or change in the Company’s outstanding equity securities (other than in connection with a stock split, reverse stock split, stock dividend, change in par value, increase in authorized shares, designation or issuance of new classes of equity securities or any event that does not require the approval of the Company’s stockholders). In addition, the Special Committee required that a change of control that would terminate the administrative services agreement and the perpetual name license would be limited to the termination of certain of the key employees without “cause,” the sale of all or substantially all of the assets of the Company or the Operating Partnership, or a merger, consolidation, recapitalization or reorganization of the Company, unless securities representing more than 50% of the total voting power after such merger, consolidation, recapitalization or reorganization are beneficially owned, directly or indirectly, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction. Further, if a change of control event were to occur and BRRE and BREH wished to exercise this termination right, the Company would be provided no less than 180 days’ notice prior to the effectiveness of such termination to enable the Company to arrange for the services that BRRE and BREH would no longer be obligated to provide. Finally, the Special Committee required that the parties to the proposed internalization provide each other with customary indemnification, including for breaches of the agreements related thereto. On March 9, 2017, at the direction of the Special Committee, Morrison & Foerster delivered the revised term sheet to Vinson & Elkins.

On March 10, 2017, representatives of the Manager, Vinson & Elkins, Morrison & Foerster and Duff & Phelps held a call to discuss issues raised by the term sheet delivered on March 9, including voting rights, expense reimbursement, indemnification and the definition of change of control.

On March 17, 2017, Morrison & Foerster delivered to Vinson & Elkins and KVCF an initial draft of the form of employment agreement for the key executives following the proposed internalization. Between this date and the date of signing these agreements, the Special Committee, FPL, Morrison & Foerster, Vinson & Elkins and KVCF reviewed the form agreement and individually tailored agreements related thereto and exchanged additional drafts, and FPL advised the Compensation Committee regarding market terms for various provisions of these agreements.

On March 20, 2017, the Special Committee met telephonically with representatives of Duff & Phelps and Morrison & Foerster. Representatives of Morrison & Foerster and Duff & Phelps provided the Special Committee with an overview of the proposed internalization process to date. Duff & Phelps also presented its preliminary financial analysis of the consideration to be paid by the Company in the internalization. Duff & Phelps’s financial analysis was based upon five-year projections provided by the Manager, and the analysis primarily consisted of a discounted cash flow analysis of the Company on an externally managed basis compared to pro forma for the proposed internalization. Following the presentation and a discussion thereof, the Special Committee instructed Duff & Phelps to provide an updated analysis that performed sensitivity analyses of the Manager’s assumptions regarding capital raising over the following five years, which Duff & Phelps delivered to the Special Committee on March 21, 2017.

On March 22, 2017, Vinson & Elkins delivered an initial draft of the Contribution Agreement to Morrison & Foerster. This draft included, among other things, a cap on expense reimbursement by the Company of up to $500,000 of the Contributors’ expenses, more curtailed Restrictive Covenants than those proposed by the Special Committee and monetary limitations on the proposed indemnification by the Contributors.

On March 23 and March 28, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster and Duff & Phelps (March 28 meeting only) to further discuss Duff & Phelps’s preliminary financial analysis and related sensitivity analyses. Related thereto, on March 30, 2017, the Special Committee met telephonically with Messrs. Kamfar, Babb, MacDonald and Konig and representatives of Duff & Phelps, Morrison & Foerster and Vinson & Elkins to discuss certain of the Manager’s assumptions in its projections provided to Duff & Phelps, including capital raising assumptions and certain other matters related to the calculation of the management fee.

Also on March 28, 2017, Vinson & Elkins delivered to Morrison & Foerster initial drafts of the Administrative Services Agreement and the Articles Supplementary governing the Class C Common Stock to be issued to the Contributors in the internalization to provide them with voting rights associated with the OP Units received as consideration in the proposed internalization.

On March 30, 2017, the Special Committee met telephonically with representatives of the Manager, Vinson & Elkins and Morrison & Foerster to discuss the assumptions in its projections provided to Duff & Phelps.

On March 31, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster. The Special Committee further discussed the Manager’s assumptions in its projections provided to Duff & Phelps, and Morrison & Foerster provided the Special Committee with an update on the process and negotiations regarding the potential internalization.

On April 6, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster and Duff & Phelps to discuss issues raised by the initial draft of the Contribution Agreement, including issues related to the expense reimbursement, indemnification and the Restrictive Covenants. In addition, the Special Committee discussed the voting rights, and agreed to provide voting rights to the Contributors with respect to the OP Units received in connection with the proposed internalization so long as such rights were limited to 9.9% of the total outstanding voting power of the Company, beyond which the Contributors would be required to vote in accordance with the recommendations of the board of directors of the Company, subject to certain exceptions.

On April 7, 2017, Morrison & Foerster delivered to Vinson & Elkins revised drafts of the Contribution Agreement, Administrative Services Agreement and Articles Supplementary relating to the Class C Common Stock.

On April 11, 2017, an in-person meeting was held among Mr. Konig and representatives of Vinson & Elkins and Morrison & Foerster, and attended telephonically by representatives of KVCF, to discuss open issues in the Contribution Agreement, Administrative Services Agreement and employment agreements. Among the issues discussed were:

•	with respect to the Contribution Agreement, the scope and limitations of indemnification and the Restrictive Covenants;
•	with respect to the Administrative Services Agreement, the change of control trigger; and
•	with respect to the employment agreements, the timing and vesting of equity awards, severance, the definition of cause and the non-compete and non-solicit covenants.

Between April 11, 2017 and the date of signing, Morrison & Foerster and Vinson & Elkins exchanged numerous drafts of the Contribution Agreement and the ancillary transaction documents and had numerous discussions about these remaining open points.

On April 14, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster and Duff & Phelps to discuss the results of the April 11, 2017 meeting. Representatives described the status of open issues with the Special Committee, and the Special Committee discussed reactions to the open points. The Special Committee also decided to discuss the open employment agreement issues with FPL.

On April 18, 2017, the Special Committee met telephonically with a representative of FPL and representatives of Morrison & Foerster to discuss the open issues relating to the employment agreements. The representative of FPL expressed his views regarding what was appropriate or consistent with peer companies. The Special Committee asked a number of questions and a lengthy discussion ensued.

On May 4, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster, Duff & Phelps and KVCF to discuss the status of timing of the internalization and related documentation, including the most recent drafts of the Contribution Agreement and the ancillary transaction documents, including new equity incentive plans. Representatives of KVCF discussed certain issues related to timing and the equity incentive plans and then disconnected from the call. Thereafter, representatives of Morrison & Foerster outlined the remaining open items in the Contribution Agreement and ancillary transaction documents, including the scope and limitations of indemnification, expense reimbursement, the Restrictive Covenants and certain employment agreement matters. The Special Committee discussed these open issues and directed the representatives of Morrison & Foerster to discuss the open issues remaining on the Contribution Agreement and ancillary transaction documents with Vinson & Elkins.

On May 8, 2017, a telephonic meeting was held among Mr. Konig, representatives of Vinson & Elkins and Morrison & Foerster to discuss open issues. During that call, the parties reached agreement on the majority of the outstanding open items in the manner reflected in the final transaction agreements, including with respect to the scope and limitations on indemnification, expense reimbursement and the definition of “cause” in the employment agreements.

On May 9, 2017, the Special Committee met with representatives of Morrison & Foerster to discuss the scope and time frame of the Restrictive Covenants. After discussion, the Special Committee directed Morrison & Foerster to circulate to Vinson & Elkins revised drafts of the transaction documents.

On May 24, 2017, the Special Committee again met telephonically with representatives of Morrison & Foerster to discuss the open items with respect to the proposed internalization, the scope and time frame of the Restrictive Covenants and the non-solicitation of BRRE employees by the Company. After discussion, the Special Committee directed Morrison & Foerster to discuss these issues with Vinson & Elkins in an attempt to resolve the open points.

On May 30, 2017, a telephonic meeting was held by representatives of Vinson & Elkins and Morrison & Foerster to resolve open transaction issues. During that call, the parties reached agreement on the majority of the outstanding open items in the manner reflected in the final transaction agreements, including with respect to the Restrictive Covenants and the non-solicitation of BRRE employees by the Company. On this call, a representative of Vinson & Elkins indicated that it was his understanding that the Manager, after discussions with investment bankers regarding attracting more and larger institutional investors in its next stage of growth, was considering recommending to the board of directors of the Company an evaluation of its Class A common stock dividend, and that such evaluation could delay the timing of the potential internalization transactions. Representatives of Morrison & Foerster and Vinson & Elkins agreed to continue working with their clients to resolve the open issues in the transaction.

On June 1, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster and Duff & Phelps. The representatives of Morrison & Foerster summarized the discussion with Vinson & Elkins regarding the evaluation of the Company’s Class A common stock dividend yield. Discussion ensued regarding the impact of such issue on the timing of the proposed internalization transaction. Over the course of the next several weeks, representatives of Morrison & Foerster, Vinson & Elkins and KVCF held a number of calls regarding the open issues in the transaction, the timing of the proposed internalization transaction and the Class A common stock dividend evaluation.

On June 16, 2017, Vinson & Elkins circulated drafts of the Contribution Agreement and certain of the ancillary transaction documents. The revised draft of the Contribution Agreement included a change in the calculation of the proposed consideration based on the principle that an appropriate VWAP should take into account trading activity based on all public and material information. Therefore, the draft proposed that the VWAP be calculated based on the 20 trading days following the execution of the Contribution Agreement and announcement of the evaluation of the Class A common stock dividend, rather than the equity provided as Contribution Consideration being determined based upon a 20 trading-day VWAP preceding the execution of the Contribution Agreement and announcement of the dividend evaluation.

On June 20, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster and Duff & Phelps. Representatives of Morrison & Foerster advised the Special Committee regarding the proposed change in the VWAP calculation, and the Special Committee discussed the potential impact of the execution of the Contribution Agreement and announcement of the dividend evaluation on the VWAP. The Special Committee then instructed Morrison & Foerster to respond to the VWAP issue to Vinson & Elkins by rejecting such change and ultimately, if necessary, suggesting a VWAP that straddled a period of time before and after the execution of the Contribution Agreement and announcement of any proposed dividend evaluation, or a delay in the calculation of the VWAP for some “cooling off” period of time following such date to allow the market to absorb any news or effect of the execution of the Contribution Agreement and announcement of the dividend evaluation. In addition, the Special Committee and the representatives of Duff & Phelps then discussed potential updates to Duff & Phelps’s financial analyses.

On June 21, 2017, representatives of Morrison & Foerster and Vinson & Elkins discussed the VWAP issue without resolution. In addition, the representatives of Vinson & Elkins raised a request that, due to a request from lenders to Bluerock entities controlled by Mr. Kamfar that require OP Units held by Mr. Kamfar as collateral for such loan, that the Special Committee and the board of directors of the Company agree, as authorized by the terms of the agreement of limited partnership of the Operating Partnership (the “OP LPA”), to reduce the holding period required for such OP Units to be redeemable from one year, as provided in the OP LPA, to six months.

On June 23, 2017, the Special Committee met telephonically with representatives of Morrison & Foerster and KVCF to discuss the OP unit redemption issue. After asking questions of Morrison & Foerster and KVCF and further discussion, the Special Committee agreed that the six month redemption period would be acceptable.

On June 27, 2017, a telephonic meeting was held among representatives of the Manager, Hunton & Williams and KVCF to discuss agreements to memorialize time-based and performance-based LTIP awards being proposed as part of the terms of the employment agreements for members of management of the Company following the internalization. On June 28, 2017, Hunton & Williams sent drafts of such agreements (the “Award Agreements”) to the Manager.

On June 28, 2017, the board of directors of the Company held a telephonic meeting. Also in attendance were Messrs. Konig, Ruddy and MacDonald. At this meeting, an investment banking firm hired by the Company to provide information with respect to dividend policy, including analysis of the impact of a change in dividend policy on REIT trading values, presented to the board of directors an analysis of the Company’s Class A common stock dividend yield and presented a number of considerations to the board of directors in connection with its ongoing review and analysis of the Class A common stock dividend. The materials included an analysis of the impact on stock price of all dividend cuts by REITs since 2011 and reflected a median and mean one-day post-announcement price change of -0.1% and -0.8%, respectively. The board adjourned the meeting without taking any action, instead determining that more review and analysis was required.

On July 7, 2017, in a telephone conference between representatives of Vinson & Elkins and Morrison & Foerster, representatives of Vinson & Elkins noted that the Manager had withdrawn its requests to have the OP Units to be redeemable after six months and raised two requests from the Manager and the management team:

•	with respect to the fees payable under the Administrative Services Agreement, that the agreement provide that the fees be payable in cash or LTIP units, at the discretion and option of the Company’s board of directors; and
•	that the Special Committee consider approving payment of Mr. Kamfar’s salary and annual cash bonuses under his employment agreement in LTIP units.

Later on July 7, 2017, the Special Committee held a telephonic meeting with representatives of Morrison & Foerster to discuss the requests of the Manager and the management team. The Special Committee discussed issues regarding utilizing LTIP units for such compensation, including potentially being required to issue equity at prices that may not be in the best interests of the Company and the Operating Partnership at such time, the dilution that could result from such issuances, and that annual cash bonuses were intended to have a different compensatory effect than the long-term incentives provided by LTIP units. After discussion, the Special Committee agreed to the request to give the board of directors discretion to pay the Administrative Services Agreement fees in LTIP units, but rejected the proposal to pay Mr. Kamfar’s salary and short-term annual incentive compensation in LTIP units. The Special Committee instructed the representatives of Morrison & Foerster to inform Vinson & Elkins of such responses, which was done telephonically later the same day.

On July 22, 2017, representatives of the Manager delivered revised drafts of the Award Agreements to Hunton & Williams, KVCF and Vinson & Elkins. Over a series of calls, representatives of the Manager, Hunton & Williams, and Vinson & Elkins discussed revisions to the Award Agreements, including proposed changes to the change of control provisions to conform to the change of control provisions contained in the forms of employment agreements.

On July 25, 2017, the board of directors of the Company held a telephonic meeting. Also in attendance were Messrs. Konig, Ruddy and MacDonald. At this meeting, the investment banking firm hired by the Company that first presented to the board of directors an analysis of the Company’s Class A common stock dividend yield at a meeting on June 28, 2017, provided an updated analysis with respect to the same. Also at this meeting, an additional investment banking firm presented to the board of directors an additional analysis of the Company’s Class A common stock dividend yield, including a number of considerations in connection with their ongoing review and analysis of the Class A common stock dividend. At the same meeting, the Company’s management team reported to the board of directors that it had met with several additional investment banking firms with which the Company has relationships to gauge their perspective on general market sentiment with respect to a company’s evaluation of its dividend yield.

On July 26, 2017, representatives of Morrison & Foerster, Vinson & Elkins and KVCF held a telephonic meeting to discuss process and open issues with respect to the proposed internalization. During the call, representatives of Vinson & Elkins, on behalf of the Manager and the Contributors, made three proposals:

•	in light of the timing of the potential announcement of the internalization and evaluation of the Class A common stock dividend, the Contributors proposed that the VWAP used to calculate the OP Unit portion of the consideration under the Contribution Agreement be calculated based upon the 20 trading days following the 10 trading day “cooling off” period after announcement of the internalization and evaluation of the review of the Class A common stock dividend;
•	that the consideration payable under the Administrative Services Agreement be paid in fully vested LTIP units; and
•	that Mr. Kamfar’s base salary and annual bonus be payable in fully vested LTIP units.

On July 27, 2017, the Manager delivered to the Compensation Committee an updated analysis of peer REIT compensation and benchmarking updated to reflect the 2017 proxy season prepared by FPL and, based upon such 2017 information, provided a revised, slightly increased proposal for executive compensation arrangements following the proposed internalization. On July 28, 2017, the Manager delivered drafts of the Award Agreements to Morrison & Foerster.

On July 28, 2017, the Special Committee held a telephonic meeting with representatives of Duff & Phelps and Morrison & Foerster to discuss the proposals of the Manager and the Contributors delivered by Vinson & Elkins on July 26. After a lengthy discussion, the Special Committee agreed to the proposal to delay commencement of the VWAP measurement period until after the 10 trading day “cooling off” period following the announcement of the internalization and evaluation of the review of the Class A common stock dividend, but rejected the proposals regarding the LTIP units to be paid for the Administrative Services and Mr. Kamfar’s base salary and annual bonus.

On July 31 and August 1, 2017, the Manager provided Duff & Phelps with revised five-year projections of the Company on an externally managed basis compared to pro forma for the proposed internalization. The revised projections included reduced capital raising expectations, a shift in acquisitions and development activity and certain changes to assumed G&A during certain periods in the five-year projections.

On August 2, 2017, the Compensation Committee met to review and discuss the compensation proposals with respect to the management team of the Company following the internalization. Representatives of FPL attended the meeting, and representatives of Morrison & Foerster, Hunton & Williams and KVCF attended the meeting telephonically. After discussion of the proposed compensation terms and a review by the representatives of FPL of its compensation analysis and a review by representatives of Morrison & Foerster of the principal terms of the employment agreements, the Compensation Committee determined that the proposed compensation arrangements and employment agreements are advisable and in the best interests of the

Company and resolved to approve the proposed compensation arrangements and employment agreements subject to the approval of the internalization by the Special Committee, the board of directors and the required approvals of the Company’s stockholders, and resolved to recommend such actions to the board of directors.

Subsequently on August 2, 2017, the Special Committee met, along with representatives of Duff & Phelps and Morrison & Foerster. Representatives of Morrison & Foerster provided the Special Committee with an overview of its duties, reviewed the process that the Special Committee used in order to evaluate and negotiate the documents related to the proposed internalization, and reviewed the terms thereof. Duff & Phelps then presented its financial analysis of the proposed transaction and delivered to the Special Committee an oral opinion, which was subsequently confirmed by delivery of a written opinion, dated August 2, 2017, addressed to the Special Committee, to the effect that, as of the date of the opinion and based upon and subject to the conditions and limitations set forth therein, the consideration to be paid by the Company under the Contribution Agreement is fair from a financial point of view to the Company. The Special Committee then unanimously resolved that the entry into and performance of the transaction documents and the consummation of the transactions contemplated thereby were advisable to, and in the best interests of, the Company and recommended that the board of directors approve the Company’s execution, delivery and performance of the transaction documents and the consummation of the transactions contemplated thereby.

On August 3, 2017, the board of directors held a meeting to consider, among other things, the proposed internalization. Also in attendance were representatives of the Manager, KVCF and Morrison & Foerster. Following a report of the Special Committee as to its recommendation and the factors taken into account by the Special Committee, the board of directors resolved that the entry into and performance of the transaction documents (including the proposed compensation arrangements and employment agreements) and the consummation of the transactions contemplated thereby were advisable to, and in the best interests of, the Company and approved the Company’s execution, delivery and performance of the transaction documents and the consummation of the transactions contemplated thereby.

Following these meetings, Morrison & Foerster, Vinson & Elkins and KVCF finalized the transaction documents in preparation for signing. On the afternoon of August 3, 2017, the parties signed the transaction documents and on August 4, 2017, the Company issued a press release announcing entry into the definitive Contribution Agreement.

On August 9, 2017, the board of directors of the Company held a telephonic meeting. Also in attendance were Messrs. Ruddy, MacDonald and Konig, and representatives of KVCF. Mr. Kachadurian did not attend the meeting. At the meeting, the board of directors discussed a range of a potential future Class A Common Stock dividends based upon financial information provided by the Manager. After discussion, the board of directors of the Company resolved to announce a potential future Class A Common Stock dividend range. Immediately following that board meeting, the Special Committee met telephonically to discuss a potential amendment to the Contribution Agreement. Representatives of Morrison & Foerster joined the Special Committee meeting. The Special Committee discussed that, in light of the performance of the Company’s Class A Common Stock since August 4, 2017, and the pending announcement of the potential new Class A Common Stock dividend range, a change to the VWAP for purposes of calculating the Contribution Consideration was appropriate. After discussion, the Special Committee resolved to approve an amendment to the Contribution Agreement, to (1) extend the “cooling off’ period from 10 trading days to one calendar month, and (2) restart the cooling off period on the date following the announcement of the dividend range information, thereby changing the VWAP calculation period from a 20 trading-day period beginning on August 18, 2017, to a 20 trading day period from and including September 11, 2017 through and including October 6, 2017, to allow the trading of the Class A Common Stock more time to reflect and allow the market to absorb and price in the information regarding the potential new Class A Common Stock dividend range announced on August 9, 2017. After the approval by the Special Committee, Mr. Kamfar rejoined the meeting, and after discussion, the board of directors also approved the amendment.

During the evening of August 9, 2017, the Company issued a press release announcing the potential Class A Common Stock dividend range and an amendment to the Contribution Agreement to reflect the new “cooling off” period and the new start date of the VWAP calculation period.

Recommendations of the Special Committee and the Board of Directors

After careful consideration and upon the unanimous recommendation of the Special Committee, our board of directors unanimously approved the Issuances, the Contribution Agreement and the other transactions contemplated by the Contribution Agreement and has determined that the Issuances, the Contribution Agreement, and the other transactions contemplated by the Contribution Agreement are advisable to, and in the best interests of, the Company and its stockholders. The Special Committee and our board of directors recommends that you vote “FOR” the Issuances.

Opinion of the Special Committee’s Financial Advisor

Introduction

Duff & Phelps was retained by the Special Committee pursuant to the engagement letter between Duff & Phelps, the Special Committee and the Company dated January 25, 2017, as amended (the “Engagement Letter”). Specifically, Duff & Phelps was retained to act as an independent financial advisor to the Special Committee and to provide an opinion as to the fairness, from a financial point of view, to the Company of the Consideration to be paid by the Company in the Internalization (the “Opinion”). The Special Committee retained Duff & Phelps as its financial advisor in connection with its review of the Internalization based on Duff & Phelps’s qualifications, expertise and reputation, and its knowledge of similar transactions. Duff & Phelps rendered its oral Opinion (and subsequently, delivered its written Opinion) to the Special Committee on August 2, 2017. The full text of the written Opinion of Duff & Phelps is attached to this proxy statement as Appendix J and is incorporated herein by reference. The full text of the Opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and qualifications and limitations of the review undertaken in connection with the Opinion. The Opinion was addressed to the Special Committee, was given solely with respect to the Internalization and is not intended to be used, and may not be used, for any other purpose.

Scope of Analysis

In connection with the Opinion, Duff & Phelps made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

•	Reviewed the Company’s annual reports on Form 10-K filed with the SEC for the fiscal years ended December 31, 2015 and 2016, including the audited financial statements included therein, and the Company’s quarterly report on Form 10-Q filed with the SEC for the quarter ended March 31, 2017, including the unaudited financial statements included therein;
•	Reviewed the Company’s current and pro forma post Internalization cash general and administrative expense estimates for the latest 12 months;
•	Reviewed detailed cash basis financial projections for the Company, including projected capital raising and general and administrative expenses, assuming the Company remains externally managed, prepared by Company management for the fiscal years 2017 through 2021 (the “Management Projections — Externally Managed”);
•	Reviewed detailed cash basis financial projections for the Company, including projected capital raising and general and administrative expenses, assuming the internalization of the Manager by the Company, prepared by Company management for the fiscal years 2017 through 2021 (the “Management Projections — Internally Managed” and together with the Management Projections — Externally Managed, the “Management Projections”);
•	Reviewed the management agreement among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., and BRG Manager, LLC, dated as of April 2, 2014 (the “Management Agreement”);

•	Reviewed the presentation titled “Bluerock Residential” dated January 2017 provided by Company management summarizing, among other things, the Company’s history, operations, and strategy, as well as a market and industry overview;
•	Reviewed detailed schedules estimating the Internalization Consideration to be paid in accordance with the Management Agreement by the Company to the Manager, as provided by Company management;
•	Reviewed certain agreements related to the Internalization, including the most recent drafts of the Contribution Agreement dated, July 31, 2017 and the Administrative Services Agreement dated, July 26, 2017, respectively;
•	Reviewed certain other relevant, publicly available information, including economic, industry, and investment information, and trends with respect to the industry in which the Company participates; and
•	Reviewed a letter dated as of the date hereof from the management of the Company which made certain representations as to historical financial statements, financial projections and the underlying assumptions for the Company on a pre- and post-transaction basis;
•	Discussed the information referred to above and the background and other elements of the Internalization with the management of the Company;
•	Reviewed the historical trading price and trading volume of the Company’s common stock, and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;
•	Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis and an analysis of selected public companies that Duff & Phelps deemed relevant;
•	Determined a range of the present value of the cost savings that the Company is expected to achieve after giving effect to the Internalization (the “Cost Savings from Internalization”);
•	Determined a range of the Internalization Consideration to be paid in accordance with the Management Agreement by the Company to the Manager as the Consideration in the Internalization;
•	Compared (i) the range of the Cost Savings from Internalization to (ii) the range of the Internalization Consideration to be paid by the Company to the Manager; and
•	Conducted such other analyses and considered such other factors as Duff & Phelps deemed relevant and appropriate.

Assumptions, Qualifications and Limiting Conditions

In performing its analyses and rendering the Opinion with respect to the Internalization, Duff & Phelps, with the Company’s consent:

•	Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;
•	Relied upon the fact that the Special Committee and the Company have been advised by counsel as to all legal matters with respect to the Internalization, including whether all procedures required by law to be taken in connection with the Internalization have been duly, validly and timely taken;
•	Assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expresses no opinion with respect to such projections or the underlying assumptions;
•	Assumed that information supplied and representations made by Company management are substantially accurate regarding the Company and the Internalization;

•	Assumed that the representations and warranties made in the Contribution Agreement are substantially accurate;
•	Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;
•	Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps materially incomplete or misleading;
•	Assumed that if the Company remains externally managed that the Management Agreement would be renewed at its maturity date at the same existing terms that are stated in the Management Agreement as in effect on the date hereof;
•	Assumed that all of the conditions required to implement the Internalization will be satisfied and that the Internalization will be completed in accordance with the Contribution Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and
•	Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Internalization will be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the Internalization.

To the extent that any of the foregoing assumptions or any of the facts on which the Opinion is based prove to be untrue in any material respect, the Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of the Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Internalization.

Duff & Phelps prepared the Opinion effective as of August 2, 2017. The Opinion was necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of the date thereof, and Duff & Phelps disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to the attention of Duff & Phelps after the date thereof.

Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise).

Duff & Phelps was not expressing any opinion as to the market price or value of the Company’s common stock after the announcement or the consummation of the Internalization. The Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps did not make, and assumed no responsibility to make, any representation, or render any opinion, as to any legal matter.

The Opinion was furnished solely for the use and benefit of the Special Committee in connection with its consideration of the Internalization and was not intended to, and did not, confer any rights or remedies upon any other person, and was not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. The Opinion (i) did not address the merits of the underlying business decision to enter into the Internalization versus any alternative strategy or transaction; (ii) did not address any other transaction related to the Internalization other than the internalization of the management of the Company and the Consideration payable in connection therewith under the Contribution Agreement; (iii) was not a recommendation as to how the Special Committee or any stockholder of the Company should vote or act with respect to any matters relating to the Internalization, or whether to proceed with the Internalization or any related transaction, and (iv) did not indicate that the Consideration paid was the best possibly attainable under any circumstances; instead, it merely stated whether the Consideration in the Internalization was within a range suggested by certain financial analyses. The decision as to whether to proceed with the Internalization or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the Opinion was based. The Opinion should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

Duff & Phelps’ Analysis and Conclusions

Analysis of the Consideration

•	The consideration consists of the Internalization Consideration to be paid by the Company in the Proposed Transaction.
•	Duff & Phelps reviewed section 10(f)(ii) of the Management Agreement to determine the methodology for calculating the Internalization Consideration.
•	Duff & Phelps calculated the Internalization Consideration under two cases provided by Company management. Each case assumed that the Internalization Consideration is paid after September 30, 2017 and before December 31, 2017. The difference between the two cases was based upon a differential in the assumed amount of preferred equity raised during the third quarter of 2017 of $30.0 million.
•	For each case, Duff & Phelps calculated the Internalization Consideration by:
•	Estimating the base management fee (the “Base Management Fee”)
•	Estimating the incentive fee (the “Incentive Fee,” as defined in the Management Agreement)
•	Adding the Base Management Fee and the Incentive Fee and multiplying the sum by 3.0x.

Analysis of Consideration — Conclusion

•	From this analysis, Duff & Phelps calculated the range of the Internalization Consideration to be between $41.5 million and $41.6 million.

Analysis of the Internalization of the Manager

•	Duff & Phelps estimated the Cost Savings from Internalization using generally accepted valuation methodologies and analytical techniques, specifically a discounted cash flow (“DCF”) analysis.
•	The DCF approach to valuation is based on the theory that the current value of an investment is derived from the expected receipt of future economic benefits. In the valuation of the Company’s projected general and administrative expenses, indications of value are developed by discounting projected cash flows to their present value at a rate that reflects both the current return requirements of the market and risks inherent in the specific investment.
•	Duff & Phelps estimated the terminal value of the projected general and administrative expenses using a perpetuity formula.
•	In the DCF analysis, Duff & Phelps calculated the present value of the projected cash general and administrative expenses (“G&A”) from Q4 2017 to Q4 2021, including the terminal value, assuming either:
•	the internalization of the Manager; or
•	the Company remains externally managed.
•	Duff & Phelps compared the resulting present values to determine the Cost Savings from Internalization.
•	Duff & Phelps calculated the present value of the G&A and terminal value using a discount rate of 11%. The discount rate was determined using Duff & Phelps’ standard analytical techniques to determine an appropriate risk-adjusted weighted average cost of capital (“WACC”). The WACC was determined through the application of the Capital Asset Pricing Model using information derived from certain selected public companies, specifically other multifamily REITs (the “Selected Public Companies”). Duff & Phelps considered a number of factors in its determination of the WACC, including: (1) weighted-average required rates of return on the securities of the Selected Public Companies, (2) the relative size of the Company versus the Selected Public Companies, and (3) a capital structure consistent with current debt levels of the Company as well as the target capital structure of the Company.
•	Duff & Phelps relied on the Management Projections as the basis for its DCF analyses.
•	In the DCF analyses, the projected G&A consists of:
•	cash expenses related to the existing capital that has already been raised by the Company;
•	cash expenses related to new capital raised by the Company (from both common equity and preferred equity); and
•	other cash expenses which represent direct and shared expenses
•	The projected G&A savings resulting from the Internalization are primarily driven by the Company’s expected lower expenses associated with new capital raised by the Company. If the Company were to remain externally managed, under the Management Agreement, the Company’s projected G&A associated with incremental capital raised would be 1.5% of incremental capital raised. Alternatively, assuming the internalization of the Manager, Management’s Projections assumed the G&A as a percentage of incremental capital raised to be 0.625%. Due to these expected cost savings from Internalization related to the Company’s projected new capital raises, the Cost Savings from Internalization would increase as the Company raises additional incremental capital (common equity and preferred equity), and would decrease if the Company were to raise comparatively less.
•	In the DCF analyses used to estimate the Cost Savings from Internalization, Duff & Phelps performed sensitivity analyses on the Management Projections by varying certain assumptions, including:
•	The projected preferred equity raises throughout the projection period;
•	The projected common equity raises throughout the projection period; and
•	The estimated internalized G&A as a percentage of incremental capital raised assuming the Company is internally managed.
•	The following table shows a comparison of key assumptions used in the Management Projections and the sensitivity analyses. The ranges in the sensitivity analyses were based on the Company’s recent actual capital raising performance (for both common equity and preferred equity). Additionally, the sensitivity analyses incorporate assumptions that reflect more moderate growth and downside scenarios.

Management Projections and Sensitivity Analyses Assumptions
($ in thousands)

	Management Projections	Sensitivity Analyses
Cumulative Preferred Equity Raise(1)	$2,000,000	$350,000 – $1,050,000
Cumulative Common Equity Raise(1)	$1,100,000	$500,000 – $1,100,000
G&A Percentage of Incremental Capital Raised – Internally Managed	0.625%	0.825% – 0.625%

(1)	Represents amount raised from Q4 2017 through Q4 2021

Analysis of Internalization of the Manager — Conclusion

Based on the analyses described above, Duff & Phelps estimated the range of the Cost Savings from Internalization to be approximately $50 million to $128 million.

Conclusion

Duff & Phelps compared the $50 million to $128 million of the Cost Savings from Internalization that the Company is estimated to achieve after giving effect to the consummation of the Internalization to the Internalization Consideration of approximately $41.6 million to be paid by the Company to the Manager. Therefore, based on Duff & Phelps’ analysis, and as set forth in the Opinion (and subject to the assumptions, qualifications and limitations set forth therein), Duff & Phelps is of the opinion that as of the date thereof, the Consideration to be paid by the Company in the Proposed Transaction is fair, from a financial point of view, to the Company.

Disclosure of Prior Relationships

Duff & Phelps has acted as financial advisor to the Special Committee and will receive a professional fee of $450,000 for its services, in addition to expense reimbursement and indemnification. No portion of Duff & Phelps’ fee was contingent upon either the conclusion expressed in the Opinion, or whether or not the Internalization was successfully consummated. During the two years preceding the date of the Opinion, Duff & Phelps had provided other valuation services for the Company. For these prior engagements, Duff & Phelps received professional fees in the amount of $146,500, plus expense reimbursement, and indemnification.

Projected Financial Information

The Company does not, as a matter of course, make public projections as to future performance or earnings beyond the current fiscal year and generally does not make public projections for extended periods due to, among other things, the inherent difficulty of predicting financial performance for future periods and the likelihood that the underlying assumptions and estimates may not be realized. In connection with the evaluation of Internalization by the Special Committee, however, our management prepared certain unaudited prospective G&A information for the Company based on our long-range plan. The projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC or established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or GAAP. Our independent registered public accounting firm has not compiled, examined, audited or performed any procedures with respect to the financial projections, and has not expressed any opinion or any other form of assurance regarding this information or its achievability.

In July 2017, our management prepared a summary of G&A projections for the fiscal quarter ending December 31, 2017 and the fiscal years thereafter through December 31, 2021 and provided such projections to Duff & Phelps for its use and reliance in connection with preparing its financial analyses and opinion to the Special Committee as described above under the heading “— Opinion of the Special Committee’s Financial Advisor.”

The G&A projections shown in the tables below are included solely to provide the Company’s stockholders access to certain projections that were made available to the Special Committee and Duff & Phelps in connection with the proposed Internalization. The projections are not included in this proxy statement to influence a stockholder’s decision whether to vote for the Issuances or for any other purpose.

The projections, while presented with numerical specificity, were based on numerous variables and assumptions that necessarily involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions, all of which are difficult or impossible to predict and many of which are beyond our control. The projections also reflect assumptions as to certain business decisions that are subject to change. Given that the financial projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. Important factors that may affect actual results and the achievability of the financial projections include, but are not limited to, local market conditions, general economic conditions and disruptions in the financial, debt, capital, credit or securities markets, developing industry dynamics, competition, our ability to raise capital, maintain G&A at expected rates and changes in business strategy and those risks and uncertainties described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. See also the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in this proxy statement.

In addition, the projections reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for our business, changes in general business or economic conditions, changes in business strategy or any other transaction or event that has occurred or that may occur and that was not anticipated when the projections were prepared. In addition, the financial projections may be affected by our ability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, actual results will differ, and may differ materially, from those contained in the projections. The projections should be evaluated, if at all, in conjunction with the historical financial statements and other information contained in our public filings with the SEC. In addition, the projections do not take into account any circumstances, transactions or events occurring after the date on which the projections were prepared. There can be no assurance that the financial results in the projections will be realized, or that future actual financial results will not materially vary from those estimated in the projections.

The following table summarizes our management’s G&A projections for the period from the quarter ending December 31, 2017 through December 31, 2021:

Management Projections — Annual G&A Comparison
($ in thousands)

	2017E(1)	2018E	2019E	2020E	2021E
Externally Managed Case
Baseline Management Fee – From Existing Capital	$2,459	$9,835	$10,130	$10,433	$10,746
Management Fee – From Incremental Capital	556	7,027	16,408	27,012	38,602
Other G&A	1,087	4,348	4,478	4,613	4,751
Total G&A – Externally Managed	$4,102	$21,210	$31,016	$42,058	$54,099
Internally Managed Case
G&A – From Existing Capital	$2,492	$9,968	$10,267	$10,575	$10,893
G&A – From Incremental Capital	232	2,929	6,839	11,259	16,090
Other G&A	1,087	4,348	4,478	4,613	4,751
Total G&A – Internally Managed	$3,811	$17,246	$21,585	$26,448	$31,734
Cost Savings from Internalization – Projected	$291	$3,964	$9,431	$15,611	$22,365

(1)	Represents the period from 10/1/2017 through 12/31/2017

The inclusion of selected elements of the G&A projections in the table and accompanying narrative above should not be regarded as an indication that the Company and/or any of our affiliates, officers, directors, advisors or other representatives consider the projections to be predictive of actual future events, and this information should not be relied upon as such. None of the Company nor our affiliates, officers, directors, advisors or other representatives gives any Company stockholder or any other person any assurance that the financial results in the projections will be realized or that actual results will not differ materially from the projections and, except as otherwise required by law, the Company and/or our affiliates, officers, directors, advisors or other representatives undertake no obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date on which the projections were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the projections are shown to be in error.

In light of the foregoing factors and the uncertainties inherent in the G&A projections, the Company’s stockholders are cautioned not to place undue, if any, reliance on such projections.

No Appraisal or Approval Rights

Under Maryland law, stockholders will not have appraisal rights in connection with the Internalization or the right to vote to approve the Internalization.

Regulatory Matters

No material regulatory approvals or filings are required in order to effect the Internalization.

Interests of Certain Persons in the Internalization

In considering the recommendation of the board of directors to vote for the proposals described in this proxy statement, you should be aware that certain of our current directors and executive officers, as well as certain individuals who will become executive officers as of the completion of the Internalization, have interests in those transactions that may be different from, or in addition to, the interests of our stockholders generally and that may create potential conflicts of interest. These interests are described in more detail below. In addition, you should be aware that Mr. Kamfar owns a controlling interest in BRRE, which is the sole managing member of the Manager; that Messrs. Babb, MacDonald, Ruddy, Vohs and Konig are also executive officers or principals of the Manager; and that Mr. Kachadurian is Vice Chairman of the Manager. The respective roles of these individuals in the Manager may create additional conflicts of interest in respect of the Internalization and the other transactions described in this proxy statement.

The Special Committee and its professionals were aware of each of these interests in reviewing, considering and negotiating the terms of the Internalization and in recommending to our board of directors to pursue the Internalization. The board of directors was also aware of these interests in approving the Contribution Agreement and the transactions described in this proxy statement, and in recommending the approval of the Issuances and those transactions to our stockholders.

Arrangements with R. Ramin Kamfar

Payment of Internalization Consideration to BRRE.  In accordance with the terms of the Contribution Agreement and as described in “Description of the Internalization and the Contribution Agreement —  Overview of the Internalization” beginning on page 92, BRRE will (i) contribute to our Operating Partnership 99.9% of the 49.80% Membership Interest it indirectly owns in Manager Sub, in the aggregate equal to approximately 49.75% of the outstanding Membership Interests of Manager Sub, and (ii) sell to OP Sub 0.1% of the Membership Interests it indirectly owns in Manager Sub, in the aggregate equal to approximately 0.05% of the outstanding Membership Interests of Manager Sub. In exchange, BRRE will receive at the Closing (i) OP Units with a total value of approximately $20,233,406, (ii) shares of our Class C Common Stock with a total value of approximately $412,927, and (iii) up to $20,667 in cash, with such amounts subject to certain adjustments for transaction expenses. Mr. Kamfar controls and owns a 99.9% equity interest in BRRE, and therefore will have an interest in the OP Units, shares of Class C Common Stock, and cash that will be received by BRRE as consideration in the Internalization.

Vesting of Pre-Internalization LTIP Awards.  Pursuant to certain LTIP Unit Vesting Agreements by and between the Company, the Operating Partnership and the Manager, the Manager has previously been granted equity incentive awards comprised of LTIP Units (the “Manager LTIPs”) pursuant to either the 2014 Entities Plan or the Amended 2014 Entities Plan and the limited partnership agreement of the Operating Partnership. By virtue of its equity ownership interest in the Manager, BRRE is the beneficial owner of 129,995 unvested Manager LTIPs, which, upon the Closing of the Internalization, will become fully vested in BRRE.

Employment Agreement.  Manager Sub, in its post-Closing capacity as our indirect subsidiary, entered into an employment agreement with Mr. Kamfar on August 3, 2017, which sets forth the terms and conditions of Mr. Kamfar’s service as our Chief Executive Officer following the Closing. The agreement will become effective as of the Closing and will continue in effect for an initial term through and including December 31, 2020, subject to automatic renewals of additional successive one-year periods unless either party provides at least sixty (60) days’ advance notice of non-renewal.

The agreement provides that, in his role as our Chief Executive Officer, Mr. Kamfar will perform duties and provide services to us that are commensurate with the duties, authorities and responsibilities of persons in similar capacities in similarly sized companies, and such other duties, authorities and responsibilities as may reasonably be assigned to him from time to time by the board of directors. The agreement further provides that Mr. Kamfar will, without additional compensation, also serve on the board of directors of, serve as an officer of, and/or perform such executive and consulting services for, or on behalf of, such subsidiaries of the Company as the board of directors may, from time to time, request. The agreement also provides that

Mr. Kamfar will devote substantially all of his business time and attention to the performance of his duties to the Company, but will be permitted to devote time as he determines in good faith to be necessary or appropriate to fulfill his duties to BRRE and its affiliates, and engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of his duties to us.

In addition, the agreement provides that Mr. Kamfar’s principal place of business during the term of the agreement will generally be in New York, New York except for travel to other locations as may be necessary to fulfill his duties and responsibilities under the agreement.

The agreement further provides that Mr. Kamfar will receive an annual base salary of $400,000 and will be eligible to receive an annual cash bonus with a target amount of at least $400,000, subject to performance criteria and targets established and administered by our board of directors (or a committee thereof). In addition, Mr. Kamfar will be eligible to receive (a) annual grants of time-vested equity awards in the form of LTIP Units (each, a “Kamfar Annual LTIP Award”), determined by dividing (x) $600,000 by (y) the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE MKT (or then-applicable exchange), for the twenty (20) trading days immediately preceding the date of grant of such award (the “Employment Agreement VWAP”), which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) annual grants of long term performance equity awards in the form of LTIP Units (each, a “Kamfar Long Term Performance Award”) for a three-year performance period, subject to performance criteria and targets established and administered by the compensation committee, with a target value equal to that year’s Kamfar Annual LTIP Award and a maximum value equal to 150% of that year’s Kamfar Annual LTIP Award, which will vest and become nonforfeitable effective as of the last day of the performance period; in each case, subject to certain clawback and termination provisions.

Further, upon the Closing, Mr. Kamfar will receive (a) a grant of a pro-rated Annual LTIP Award for the 2017 stub period (the “Kamfar Closing LTIP Award”) determined by dividing (x) the pro-rated amount of the initial Kamfar Annual LTIP Award, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) a grant of LTIP Units (the “Kamfar Initial Commitment Award”) determined by dividing (x) $2,500,000, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in five equal annual installments on each anniversary of the Closing. Each such award will be subject to certain clawback and termination provisions.

Mr. Kamfar will also be eligible to participate in all executive incentive and employee benefit programs made available to our senior executive officers from time to time and to receive certain other perquisites, each as described in the agreement.

The agreement provides that, if Mr. Kamfar’s employment is terminated by us without “cause” (as defined in the agreement and including non-renewal of the agreement by us) or by Mr. Kamfar for “good reason” (as defined in the agreement and described below), and Mr. Kamfar executes a release of claims, he will be eligible to receive (1) a lump sum cash payment equal to three times the sum of (a) his base salary and (b) his average annual bonus with respect to the two prior calendar years (or, if any such termination of employment occurs during calendar year (i) 2017, then his target bonus (as per the incentive plan established for him), or (ii) 2018, then the annual bonus paid or payable to Mr. Kamfar for the year ending December 31, 2017, provided, further, that if the termination occurs during the years ending December 31, 2018 or 2019, the 2017 annual bonus will be annualized for purposes of calculating his average annual bonus with respect to the two prior calendar years); (2) a lump sum cash payment in an amount equal to his target bonus for the then-current calendar year (annualized, to the extent the 2017 target bonus is used), pro-rated for the number of days in such calendar year ending on the effective date of termination; (3) all outstanding equity-based awards (x) that are subject solely to time-based vesting conditions (including, but not limited to each Kamfar Annual LTIP Award and the Kamfar Initial Commitment Award), will become fully vested as of the effective date of termination, and (y) that are subject to performance-based vesting conditions (including each Kamfar Long Term Performance Award) will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the effective date of termination; (4) if entitled to elect continuation of coverage under any Company group health plan under applicable law, reimbursement for 100% of COBRA premiums incurred for he and his dependents under such plan during the duration of his COBRA continuation; (5) a lump-sum cash payment of any unpaid base salary and accrued but unused vacation and/or paid time off through the date of termination; (6) reimbursement for all necessary, customary and usual business expenses and fees incurred and paid prior to the effective date of termination, and (7) vested benefits, if any, to which he may be entitled under the Company’s executive incentive employee benefit plans, including directors and officers liability coverage for actions and inactions occurring during the term of his employment, and continued coverage for any actions or inactions while Mr. Kamfar is providing cooperation under his employment agreement.

The agreement also provides that if Mr. Kamfar provides notice to us of his intention not to renew the agreement upon the scheduled expiration of the initial term or any renewal term, such non-renewal will constitute a voluntary termination by Mr. Kamfar without “good reason,” in which case no further payments or benefits shall be due under the agreement and all then-unvested awards or benefits will be forfeited, except for the Company’s obligation to pay Mr. Kamfar any accrued benefits after the effective date of such termination.

For purposes of the agreement, “good reason” means, in summary, (i) the assignment to Mr. Kamfar of duties or responsibilities substantially inconsistent with his title at the Company or a material diminution in Mr. Kamfar’s title, authority or responsibilities (including failing to maintain Mr. Kamfar as a member of the board of directors), (ii) a material reduction in Mr. Kamfar’s base salary, target annual cash bonus, target Annual LTIP Award or target Long Term Performance Award, (iii) a 35-mile relocation of Mr. Kamfar’s principal place of business, or (iv) a material breach of the agreement by us.

If any payments to be made to Mr. Kamfar, whether under the agreement or otherwise, would subject Mr. Kamfar to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Internal Revenue Code, then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in Mr. Kamfar receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.

The agreement, through a restrictive covenant provision, also provides that for the one-year period following the termination of his employment with us for any reason, Mr. Kamfar will not solicit our employees or exclusive consultants or independent contractors, and for the eighteen-month period following the termination of his employment with us for any reason, Mr. Kamfar will not solicit our investors or customers or compete with us. The agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Mr. Kamfar and us to disparage the other.

Arrangements with James G. Babb, III

Payment of Internalization Consideration to Mr. Babb.  In accordance with the terms of the Contribution Agreement and as described in “Description of the Internalization and the Contribution Agreement —  Overview of the Internalization” beginning on page 92, Mr. Babb will (i) contribute to our Operating Partnership 99.9% of the 14.25% Membership Interest he indirectly owns in Manager Sub, in the aggregate equal to approximately 14.24% of the outstanding Membership Interests of Manager Sub, and (ii) sell to OP Sub 0.1% of the Membership Interests he indirectly owns in Manager Sub, in the aggregate equal to approximately 0.01% of the outstanding Membership Interests of Manager Sub. In exchange, Mr. Babb will receive at the Closing (i) OP Units with a total value of approximately $5,789,680, (ii) shares of our Class C Common Stock with a total value of approximately $118,157, and (iii) up to $5,914 in cash, with such amounts subject to certain adjustments for transaction expenses. Mr. Babb will therefore have an interest in the consideration in the Internalization.

Vesting of Pre-Internalization LTIP Awards.  By virtue of his equity ownership interest in the Manager, Mr. Babb is the beneficial owner of 28,026 unvested Manager LTIPs, which, upon the Closing of the Internalization, will become fully vested in Mr. Babb.

Employment Agreement.  Manager Sub, in its post-Closing capacity as our indirect subsidiary, entered into an employment agreement with Mr. Babb on August 3, 2017, which sets forth the terms and conditions of

Mr. Babb’s service as our Chief Investment Officer following the Closing. The agreement will become effective as of the Closing and will continue in effect for an initial term through and including December 31, 2020, subject to automatic renewals of additional successive one-year periods unless either party provides at least sixty (60) days’ advance notice of non-renewal.

The agreement provides that, in his role as our Chief Investment Officer, Mr. Babb will perform duties and provide services to us that are commensurate with the duties, authorities and responsibilities of persons in similar capacities in similarly sized companies, and such other duties, authorities and responsibilities as may reasonably be assigned to him from time to time by the Chief Executive Officer or board of directors. The agreement further provides that Mr. Babb will, without additional compensation, also serve on the board of directors of, serve as an officer of, and/or perform such executive and consulting services for, or on behalf of, such subsidiaries of the Company as the Chief Executive Officer or board of directors may, from time to time, request. The agreement also provides that Mr. Babb will devote substantially all of his business time and attention to the performance of his duties to the Company, but will be permitted to devote time as he determines in good faith to be necessary or appropriate to fulfill his duties to BRRE and its affiliates, and engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of his duties to us.

In addition, the agreement provides that Mr. Babb’s principal place of business during the term of the agreement will generally be in New York, New York except for travel to other locations as may be necessary to fulfill his duties and responsibilities under the agreement.

The agreement further provides that Mr. Babb will receive an annual base salary of $325,000 and will be eligible to receive an annual cash bonus with a target amount of at least $325,000, subject to performance criteria and targets established and administered by our board of directors (or a committee thereof). In addition, Mr. Babb will be eligible to receive (a) annual grants of time-vested equity awards in the form of LTIP Units (each, a “Babb Annual LTIP Award”), determined by dividing (x) $200,000 by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) annual grants of long term performance equity awards in the form of LTIP Units (each, a “Babb Long Term Performance Award”) for a three-year performance period, subject to performance criteria and targets established and administered by the compensation committee, with a target value equal to that year’s Babb Annual LTIP Award and a maximum value equal to 150% of that year’s Babb Annual LTIP Award, which will vest and become nonforfeitable effective as of the last day of the performance period; in each case, subject to certain clawback and termination provisions.

Further, upon the Closing, Mr. Babb will receive (a) a grant of a pro-rated Annual LTIP Award for the 2017 stub period (the “Babb Closing LTIP Award”) determined by dividing (x) the prorated amount of the initial Babb Annual LTIP Award, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) a grant of LTIP Units (the “Babb Initial Commitment Award”) determined by dividing (x) $1,250,000, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in five equal annual installments on each anniversary of the Closing. Each such award will be subject to certain clawback and termination provisions.

Mr. Babb will also be eligible to participate in all executive incentive and employee benefit programs made available to our senior executive officers from time to time and to receive certain other perquisites, each as described in the agreement.

The agreement provides that, if Mr. Babb’s employment is terminated by us without “cause” (as defined in the agreement and including non-renewal of the agreement by us) or by Mr. Babb for “good reason” (as defined in the agreement and described below), and Mr. Babb executes a release of claims, he will be eligible to receive (1) a lump sum cash payment equal to two times the sum of (a) his base salary and (b) his average annual bonus with respect to the two prior calendar years (or, if any such termination of employment occurs during calendar year (i) 2017, then his target bonus (as per the incentive plan established for him), or (ii) 2018, then the annual bonus paid or payable to Mr. Babb for the year ending December 31, 2017, provided, further, that if the termination occurs during the years ending December 31, 2018 or 2019, the 2017 annual bonus will be annualized for purposes of calculating his average annual bonus with respect to the two prior calendar years); (2) a lump sum cash payment in an amount equal to his target bonus for the then-current calendar year (annualized, to the extent the 2017 target bonus is used), pro-rated for the number of days in such calendar year ending on the effective date of termination; (3) all outstanding equity-based awards (x) that are subject solely to time-based vesting conditions (including, but not limited to each Babb Annual LTIP Award and the Babb Initial Commitment Award), will become fully vested as of the effective date of termination, and (y) that are subject to performance-based vesting conditions (including each Babb Long Term Performance Award) will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the effective date of termination; (4) if entitled to elect continuation of coverage under any Company group health plan under applicable law, reimbursement for 100% of COBRA premiums incurred for he and his dependents under such plan during the duration of his COBRA continuation; (5) a lump-sum cash payment of any unpaid base salary and accrued but unused vacation and/or paid time off through the date of termination; (6) reimbursement for all necessary, customary and usual business expenses and fees incurred and paid prior to the effective date of termination, and (7) vested benefits, if any, to which he may be entitled under the Company’s executive incentive employee benefit plans, including directors and officers liability coverage for actions and inactions occurring during the term of his employment, and continued coverage for any actions or inactions while Mr. Babb is providing cooperation under his employment agreement.

The agreement also provides that if Mr. Babb provides notice to us of his intention not to renew the agreement upon the scheduled expiration of the initial term or any renewal term, such non-renewal will constitute a voluntary termination by Mr. Babb without “good reason,” in which case no further payments or benefits shall be due under the agreement and all then-unvested awards or benefits will be forfeited, except for the Company’s obligation to pay Mr. Babb any accrued benefits after the effective date of such termination.

For purposes of the agreement, “good reason” means, in summary, (i) the assignment to Mr. Babb of duties or responsibilities substantially inconsistent with his title at the Company or a material diminution in Mr. Babb’s title, authority or responsibilities (provided, that, a change in title or modification of authority or responsibilities in connection with hiring new or elevating other executives as reasonably required or commensurate with the growth of the Company shall not constitute “good reason”), (ii) a material reduction in Mr. Babb’s base salary, target annual cash bonus, target Babb Annual LTIP Award or target Babb Long Term Performance Award, (iii) a 35-mile relocation of Mr. Babb’s principal place of business, or (iv) a material breach of the agreement by us.

If any payments to be made to Mr. Babb, whether under the agreement or otherwise, would subject Mr. Babb to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Internal Revenue Code, then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in Mr. Babb receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.

The agreement, through a restrictive covenant provision, also provides that for the one-year period following the termination of his employment with us for any reason, Mr. Babb will not solicit our employees or exclusive consultants or independent contractors, and for the eighteen-month period following the termination of his employment with us for any reason, Mr. Babb will not solicit our investors or customers or compete with us. The agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Mr. Babb and us to disparage the other.

Arrangements with Ryan S. MacDonald

Payment of Internalization Consideration to Mr. MacDonald.  In accordance with the terms of the Contribution Agreement and as described in “Description of the Internalization and the Contribution Agreement — Overview of the Internalization” beginning on page 92, Mr. MacDonald will (i) contribute to our Operating Partnership 99.9% of the 3.56% Membership Interest he indirectly owns in Manager Sub, in the aggregate equal to approximately 3.556% of the outstanding Membership Interests of Manager Sub, and (ii) sell to OP Sub 0.1% of the Membership Interests he indirectly owns in Manager Sub, in the aggregate equal to approximately 0.004% of the outstanding Membership Interests of Manager Sub. In exchange, Mr. MacDonald will receive at the Closing (i) OP Units with a total value of approximately $1,446,404,

(ii) shares of our Class C Common Stock with a total value of approximately $29,518, and (iii) up to $1,477 in cash, with such amounts subject to certain adjustments for transaction expenses. Mr. MacDonald will therefore have an interest in the consideration in the Internalization.

Vesting of Pre-Internalization LTIP Awards.  By virtue of his equity ownership interest in the Manager, Mr. MacDonald is the beneficial owner of 9,658 unvested Manager LTIPs, which, upon the Closing of the Internalization, will become fully vested in Mr. MacDonald.

Employment Agreement.  Manager Sub, in its post-Closing capacity as our indirect subsidiary, entered into an employment agreement with Mr. MacDonald on August 3, 2017, which sets forth the terms and conditions of Mr. MacDonald’s service as our Chief Acquisitions Officer following the Closing. The agreement will become effective as of the Closing and will continue in effect for an initial term through and including December 31, 2020, subject to automatic renewals of additional successive one-year periods unless either party provides at least sixty (60) days’ advance notice of non-renewal.

The agreement provides that, in his role as our Chief Acquisitions Officer, Mr. MacDonald will perform duties and provide services to us that are commensurate with the duties, authorities and responsibilities of persons in similar capacities in similarly sized companies, and such other duties, authorities and responsibilities as may reasonably be assigned to him from time to time by the Chief Executive Officer or board of directors. The agreement further provides that Mr. MacDonald will, without additional compensation, also serve on the board of directors of, serve as an officer of, and/or perform such executive and consulting services for, or on behalf of, such subsidiaries of the Company as the Chief Executive Officer or board of directors may, from time to time, request. The agreement also provides that Mr. MacDonald will devote substantially all of his business time and attention to the performance of his duties to the Company, but will be permitted to devote time as he determines in good faith to be necessary or appropriate to fulfill his duties to BRRE and its affiliates, and engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of his duties to us.

In addition, the agreement provides that Mr. MacDonald’s principal place of business during the term of the agreement will generally be in New York, New York except for travel to other locations as may be necessary to fulfill his duties and responsibilities under the agreement.

The agreement further provides that Mr. MacDonald will receive an annual base salary of $250,000 and will be eligible to receive an annual cash bonus with a target amount of at least $250,000, subject to performance criteria and targets established and administered by our board of directors (or a committee thereof). In addition, Mr. MacDonald will be eligible to receive (a) annual grants of time-vested equity awards in the form of LTIP Units (each, a “MacDonald Annual LTIP Award”), determined by dividing (x) $175,000 by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) annual grants of long term performance equity awards in the form of LTIP Units (each, a “MacDonald Long Term Performance Award”) for a three-year performance period, subject to performance criteria and targets established and administered by the compensation committee, with a target value equal to that year’s MacDonald Annual LTIP Award and a maximum value equal to 150% of that year’s MacDonald Annual LTIP Award, which will vest and become nonforfeitable effective as of the last day of the performance period; in each case, subject to certain clawback and termination provisions.

Further, upon the Closing, Mr. MacDonald will receive (a) a grant of a pro-rated Annual LTIP Award for the 2017 stub period (the “MacDonald Closing LTIP Award”) determined by dividing (x) the prorated amount of the initial MacDonald Annual LTIP Award, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) a grant of LTIP Units (the “MacDonald Initial Commitment Award”) determined by dividing (x) $1,250,000, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in five equal annual installments on each anniversary of the Closing. Each such award will be subject to certain clawback and termination provisions.

Mr. MacDonald will also be eligible to participate in all executive incentive and employee benefit programs made available to our senior executive officers from time to time and to receive certain other perquisites, each as described in the agreement.

The agreement provides that, if Mr. MacDonald’s employment is terminated by us without “cause” (as defined in the agreement and including non-renewal of the agreement by us) or by Mr. MacDonald for “good reason” (as defined in the agreement and described below), and Mr. MacDonald executes a release of claims, he will be eligible to receive (1) a lump sum cash payment equal to two times the sum of (a) his base salary and (b) his average annual bonus with respect to the two prior calendar years (or, if any such termination of employment occurs during calendar year (i) 2017, then his target bonus (as per the incentive plan established for him), or (ii) 2018, then the annual bonus paid or payable to Mr. MacDonald for the year ending December 31, 2017, provided, further, that if the termination occurs during the years ending December 31, 2018 or 2019, the 2017 annual bonus will be annualized for purposes of calculating his average annual bonus with respect to the two prior calendar years); (2) a lump sum cash payment in an amount equal to his target bonus for the then-current calendar year (annualized, to the extent the 2017 target bonus is used), pro-rated for the number of days in such calendar year ending on the effective date of termination; (3) all outstanding equity-based awards (x) that are subject solely to time-based vesting conditions (including, but not limited to each MacDonald Annual LTIP Award and the MacDonald Initial Commitment Award), will become fully vested as of the effective date of termination, and (y) that are subject to performance-based vesting conditions (including each MacDonald Long Term Performance Award) will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the effective date of termination; (4) if entitled to elect continuation of coverage under any Company group health plan under applicable law, reimbursement for 100% of COBRA premiums incurred for he and his dependents under such plan during the duration of his COBRA continuation; (5) a lump-sum cash payment of any unpaid base salary and accrued but unused vacation and/or paid time off through the date of termination; (6) reimbursement for all necessary, customary and usual business expenses and fees incurred and paid prior to the effective date of termination, and (7) vested benefits, if any, to which he may be entitled under the Company’s executive incentive employee benefit plans, including directors and officers liability coverage for actions and inactions occurring during the term of his employment, and continued coverage for any actions or inactions while Mr. MacDonald is providing cooperation under his employment agreement.

The agreement also provides that if Mr. MacDonald provides notice to us of his intention not to renew the agreement upon the scheduled expiration of the initial term or any renewal term, such non-renewal will constitute a voluntary termination by Mr. MacDonald without “good reason,” in which case no further payments or benefits shall be due under the agreement and all then-unvested awards or benefits will be forfeited, except for the Company’s obligation to pay Mr. MacDonald any accrued benefits after the effective date of such termination.

For purposes of the agreement, “good reason” means, in summary, (i) the assignment to Mr. MacDonald of duties or responsibilities substantially inconsistent with his title at the Company or a material diminution in Mr. MacDonald’s title, authority or responsibilities (provided, that, a change in title or modification of authority or responsibilities in connection with hiring new or elevating other executives as reasonably required or commensurate with the growth of the Company shall not constitute “good reason”), (ii) a material reduction in Mr. MacDonald’s base salary, target annual cash bonus, target MacDonald Annual LTIP Award or target MacDonald Long Term Performance Award, (iii) a 35-mile relocation of Mr. MacDonald’s principal place of business, or (iv) a material breach of the agreement by us.

If any payments to be made to Mr. MacDonald, whether under the agreement or otherwise, would subject Mr. MacDonald to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Internal Revenue Code, then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in Mr. MacDonald receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.

The agreement, through a restrictive covenant provision, also provides that for the one-year period following the termination of his employment with us for any reason, Mr. MacDonald will not solicit our employees or exclusive consultants or independent contractors, and for the eighteen-month period following the termination of his employment with us for any reason, Mr. MacDonald will not solicit our investors or customers or compete with us. The agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Mr. MacDonald and us to disparage the other.

Arrangements with Jordan B. Ruddy

Payment of Internalization Consideration to Mr. Ruddy.  In accordance with the terms of the Contribution Agreement and as described in “Description of the Internalization and the Contribution Agreement — Overview of the Internalization” beginning on page 92, Mr. Ruddy will (i) contribute to our Operating Partnership 99.9% of the 11.32% Membership Interest he indirectly owns in Manager Sub, in the aggregate equal to approximately 11.31% of the outstanding Membership Interests of Manager Sub, and (ii) sell to OP Sub 0.1% of the Membership Interests he indirectly owns in Manager Sub, in the aggregate equal to approximately 0.01% of the outstanding Membership Interests of Manager Sub. In exchange, Mr. Ruddy will receive at the Closing (i) OP Units with a total value of approximately $4,599,240, (ii) shares of our Class C Common Stock with a total value of approximately $93,862, and (iii) up to $4,698 in cash, with such amounts subject to certain adjustments for transaction expenses. Mr. Ruddy will therefore have an interest in the consideration in the Internalization.

Vesting of Pre-Internalization LTIP Awards.  By virtue of his equity ownership interest in the Manager, Mr. Ruddy is the beneficial owner of 22,262 unvested Manager LTIPs, which, upon the Closing of the Internalization, will become fully vested in Mr. Ruddy.

Employment Agreement.  Manager Sub, in its post-Closing capacity as our indirect subsidiary, entered into an employment agreement with Mr. Ruddy on August 3, 2017, which sets forth the terms and conditions of Mr. Ruddy’s service as our Chief Operating Officer and President following the Closing. The agreement will become effective as of the Closing and will continue in effect for an initial term through and including December 31, 2020, subject to automatic renewals of additional successive one-year periods unless either party provides at least sixty (60) days’ advance notice of non-renewal.

The agreement provides that, in his role as our Chief Operating Officer, Mr. Ruddy will perform duties and provide services to us that are commensurate with the duties, authorities and responsibilities of persons in similar capacities in similarly sized companies, and such other duties, authorities and responsibilities as may reasonably be assigned to him from time to time by the Chief Executive Officer or board of directors. The agreement further provides that Mr. Ruddy will, without additional compensation, also serve on the board of directors of, serve as an officer of, and/or perform such executive and consulting services for, or on behalf of, such subsidiaries of the Company as the Chief Executive Officer or board of directors may, from time to time, request. The agreement also provides that Mr. Ruddy will devote substantially all of his business time and attention to the performance of his duties to the Company, but will be permitted to devote time as he determines in good faith to be necessary or appropriate to fulfill his duties to BRRE and its affiliates, and engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of his duties to us.

In addition, the agreement provides that Mr. Ruddy’s principal place of business during the term of the agreement will generally be in New York, New York except for travel to other locations as may be necessary to fulfill his duties and responsibilities under the agreement.

The agreement further provides that Mr. Ruddy will receive an annual base salary of $300,000 and will be eligible to receive an annual cash bonus with a target amount of at least $300,000, subject to performance criteria and targets established and administered by our board of directors (or a committee thereof). In addition, Mr. Ruddy will be eligible to receive (a) annual grants of time-vested equity awards in the form of LTIP Units (each, a “Ruddy Annual LTIP Award”), determined by dividing (x) $200,000 by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) annual grants of long term performance equity awards in the form of LTIP Units (each, a “Ruddy Long Term Performance Award”) for a three-year performance period, subject to performance criteria and targets established and administered by the compensation committee, with a target value equal to that year’s Ruddy Annual LTIP Award and a maximum value equal to 150% of that year’s Ruddy Annual LTIP Award, which will vest and become nonforfeitable effective as of the last day of the performance period; in each case, subject to certain clawback and termination provisions.

Further, upon the Closing, Mr. Ruddy will receive (a) a grant of a pro-rated Annual LTIP Award for the 2017 stub period (the “Ruddy Closing LTIP Award”) determined by dividing (x) the pro-rated amount of the initial Ruddy Annual LTIP Award, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) a grant of LTIP Units (the “Ruddy Initial Commitment Award”) determined by dividing (x) $1,250,000, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in five equal annual installments on each anniversary of the Closing. Each such award will be subject to certain clawback and termination provisions.

Mr. Ruddy will also be eligible to participate in all executive incentive and employee benefit programs made available to our senior executive officers from time to time and to receive certain other perquisites, each as described in the agreement.

The agreement provides that, if Mr. Ruddy’s employment is terminated by us without “cause” (as defined in the agreement and including non-renewal of the agreement by us) or by Mr. Ruddy for “good reason” (as defined in the agreement and described below), and Mr. Ruddy executes a release of claims, he will be eligible to receive (1) a lump sum cash payment equal to two times the sum of (a) his base salary and (b) his average annual bonus with respect to the two prior calendar years (or, if any such termination of employment occurs during calendar year (i) 2017, then his target bonus (as per the incentive plan established for him), or (ii) 2018, then the annual bonus paid or payable to Mr. Ruddy for the year ending December 31, 2017, provided, further, that if the termination occurs during the years ending December 31, 2018 or 2019, the 2017 annual bonus will be annualized for purposes of calculating his average annual bonus with respect to the two prior calendar years); (2) a lump sum cash payment in an amount equal to his target bonus for the then-current calendar year (annualized, to the extent the 2017 target bonus is used), pro-rated for the number of days in such calendar year ending on the effective date of termination; (3) all outstanding equity-based awards (x) that are subject solely to time-based vesting conditions (including, but not limited to each Ruddy Annual LTIP Award and the Ruddy Initial Commitment Award), will become fully vested as of the effective date of termination, and (y) that are subject to performance-based vesting conditions (including each Ruddy Long Term Performance Award) will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the effective date of termination; (4) if entitled to elect continuation of coverage under any Company group health plan under applicable law, reimbursement for 100% of COBRA premiums incurred for he and his dependents under such plan during the duration of his COBRA continuation; (5) a lump-sum cash payment of any unpaid base salary and accrued but unused vacation and/or paid time off through the date of termination; (6) reimbursement for all necessary, customary and usual business expenses and fees incurred and paid prior to the effective date of termination, and (7) vested benefits, if any, to which he may be entitled under the Company’s executive incentive employee benefit plans, including directors and officers liability coverage for actions and inactions occurring during the term of his employment, and continued coverage for any actions or inactions while Mr. Ruddy is providing cooperation under his employment agreement.

The agreement also provides that if Mr. Ruddy provides notice to us of his intention not to renew the agreement upon the scheduled expiration of the initial term or any renewal term, such non-renewal will constitute a voluntary termination by Mr. Ruddy without “good reason,” in which case no further payments or benefits shall be due under the agreement and all then-unvested awards or benefits will be forfeited, except for the Company’s obligation to pay Mr. Ruddy any accrued benefits after the effective date of such termination.

For purposes of the agreement, “good reason” means, in summary, (i) the assignment to Mr. Ruddy of duties or responsibilities substantially inconsistent with his title at the Company or a material diminution in Mr. Ruddy’s title, authority or responsibilities (provided, that, a change in title or modification of authority or responsibilities in connection with hiring new or elevating other executives as reasonably required or commensurate with the growth of the Company shall not constitute “good reason”), (ii) a material reduction in Mr. Ruddy’s base salary, target annual cash bonus, target Ruddy Annual LTIP Award or target Ruddy Long Term Performance Award, (iii) a 35-mile relocation of Mr. Ruddy’s principal place of business, or (iv) a material breach of the agreement by us.

If any payments to be made to Mr. Ruddy, whether under the agreement or otherwise, would subject Mr. Ruddy to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Internal Revenue Code, then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in Mr. Ruddy receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.

The agreement, through a restrictive covenant provision, also provides that for the one-year period following the termination of his employment with us for any reason, Mr. Ruddy will not solicit our employees or exclusive consultants or independent contractors, and for the eighteen-month period following the termination of his employment with us for any reason, Mr. Ruddy will not solicit our investors or customers or compete with us. The agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Mr. Ruddy and us to disparage the other.

Arrangements with Christopher J. Vohs

Employment Agreement.  Manager Sub, in its post-Closing capacity as our indirect subsidiary, entered into an employment agreement with Mr. Vohs on August 3, 2017, which sets forth the terms and conditions of Mr. Vohs’s service as our Chief Financial Officer and Treasurer following the Closing. The agreement will become effective as of the Closing and will continue in effect for an initial term through and including December 31, 2020, subject to automatic renewals of additional successive one-year periods unless either party provides at least sixty (60) days’ advance notice of non-renewal.

The agreement provides that, in his role as our Chief Financial Officer and Treasurer, Mr. Vohs will perform duties and provide services to us that are commensurate with the duties, authorities and responsibilities of persons in similar capacities in similarly sized companies, and such other duties, authorities and responsibilities as may reasonably be assigned to him from time to time by the Chief Executive Officer or board of directors. The agreement further provides that Mr. Vohs will, without additional compensation, also serve on the board of directors of, serve as an officer of, and/or perform such executive and consulting services for, or on behalf of, such subsidiaries of the Company as the Chief Executive Officer or board of directors may, from time to time, request. The agreement also provides that Mr. Vohs will devote substantially all of his business time and attention to the performance of his duties to the Company, but will be permitted to devote time as he determines in good faith to be necessary or appropriate to fulfill his duties to BRRE and its affiliates, and engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of his duties to us.

In addition, the agreement provides that Mr. Vohs’s principal place of business during the term of the agreement will generally be in Southfield, Michigan except for travel to other locations as may be necessary to fulfill his duties and responsibilities under the agreement.

The agreement further provides that Mr. Vohs will receive an annual base salary of $250,000 and will be eligible to receive an annual cash bonus with a target amount of at least $125,000, subject to performance criteria and targets established and administered by our board of directors (or a committee thereof). In addition, Mr. Vohs will be eligible to receive (a) annual grants of time-vested equity awards in the form of LTIP Units (each, a “Vohs Annual LTIP Award”), determined by dividing (x) $50,000 by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) annual grants of long term performance equity awards in the form of LTIP Units (each, a “Vohs Long Term Performance Award”) for a three-year performance period, subject to performance criteria and targets established and administered by the compensation committee, with a target value equal to that year’s Vohs Annual LTIP Award and a maximum value equal to 150% of that year’s Vohs Annual LTIP Award, which will vest and become nonforfeitable effective as of the last day of the performance period; in each case, subject to certain clawback and termination provisions.

Further, upon the Closing, Mr. Vohs will receive (a) a grant of a pro-rated Annual LTIP Award for the 2017 stub period (the “Vohs Closing LTIP Award”) determined by dividing (x) the prorated amount of the initial Vohs Annual LTIP Award, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) a grant of LTIP Units (the “Vohs Initial Commitment Award”) determined by dividing (x) $500,000, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in five equal annual installments on each anniversary of the Closing. Each such award will be subject to certain clawback and termination provisions.

Mr. Vohs will also be eligible to participate in all executive incentive and employee benefit programs made available to our senior executive officers from time to time and to receive certain other perquisites, each as described in the agreement.

The agreement provides that, if Mr. Vohs’s employment is terminated by us without “cause” (as defined in the agreement and including non-renewal of the agreement by us) or by Mr. Vohs for “good reason” (as defined in the agreement and described below), and Mr. Vohs executes a release of claims, he will be eligible to receive (1) a lump sum cash payment equal to two times the sum of (a) his base salary and (b) his average annual bonus with respect to the two prior calendar years (or, if any such termination of employment occurs during calendar year (i) 2017, then his target bonus (as per the incentive plan established for him), or (ii) 2018, then the annual bonus paid or payable to Mr. Vohs for the year ending December 31, 2017, provided, further, that if the termination occurs during the years ending December 31, 2018 or 2019, the 2017 annual bonus will be annualized for purposes of calculating his average annual bonus with respect to the two prior calendar years); (2) a lump sum cash payment in an amount equal to his target bonus for the then-current calendar year (annualized, to the extent the 2017 target bonus is used), pro-rated for the number of days in such calendar year ending on the effective date of termination; (3) all outstanding equity-based awards (x) that are subject solely to time-based vesting conditions (including, but not limited to each Vohs Annual LTIP Award and the Vohs Initial Commitment Award), will become fully vested as of the effective date of termination, and (y) that are subject to performance-based vesting conditions (including each Vohs Long Term Performance Award) will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the effective date of termination; (4) if entitled to elect continuation of coverage under any Company group health plan under applicable law, reimbursement for 100% of COBRA premiums incurred for he and his dependents under such plan during the duration of his COBRA continuation; (5) a lump-sum cash payment of any unpaid base salary and accrued but unused vacation and/or paid time off through the date of termination; (6) reimbursement for all necessary, customary and usual business expenses and fees incurred and paid prior to the effective date of termination, and (7) vested benefits, if any, to which he may be entitled under the Company’s executive incentive employee benefit plans, including directors and officers liability coverage for actions and inactions occurring during the term of his employment, and continued coverage for any actions or inactions while Mr. Vohs is providing cooperation under his employment agreement.

The agreement also provides that if Mr. Vohs provides notice to us of his intention not to renew the agreement upon the scheduled expiration of the initial term or any renewal term, such non-renewal will constitute a voluntary termination by Mr. Vohs without “good reason,” in which case no further payments or benefits shall be due under the agreement and all then-unvested awards or benefits will be forfeited, except for the Company’s obligation to pay Mr. Vohs any accrued benefits after the effective date of such termination.

For purposes of the agreement, “good reason” means, in summary, (i) the assignment to Mr. Vohs of duties or responsibilities substantially inconsistent with his title at the Company or a material diminution in Mr. Vohs’s title, authority or responsibilities (provided, that, a change in title or modification of authority or responsibilities in connection with hiring new or elevating other executives as reasonably required or commensurate with the growth of the Company shall not constitute “good reason”), (ii) a material reduction in Mr. Vohs’s base salary, target annual cash bonus, target Vohs Annual LTIP Award or target Vohs Long Term Performance Award, (iii) a 35-mile relocation of Mr. Vohs’s principal place of business, or (iv) a material breach of the agreement by us.

If any payments to be made to Mr. Vohs, whether under the agreement or otherwise, would subject Mr. Vohs to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Internal Revenue Code, then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in Mr. Vohs receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.

The agreement, through a restrictive covenant provision, also provides that for the one-year period following the termination of his employment with us for any reason, Mr. Vohs will not solicit our employees or exclusive consultants or independent contractors, and for the eighteen-month period following the termination of his employment with us for any reason, Mr. Vohs will not solicit our investors or customers or compete with us. The agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Mr. Vohs and us to disparage the other.

Arrangements with Michael L. Konig and K&A

Payment of Internalization Consideration to K&A.  In accordance with the terms of the Contribution Agreement and as described in “Description of the Internalization and the Contribution Agreement —  Overview of the Internalization” beginning on page 92, K&A will (i) contribute to our Operating Partnership 99.9% of the 11.32% Membership Interest it indirectly owns in Manager Sub, in the aggregate equal to approximately 11.31% of the outstanding Membership Interests of Manager Sub, and (ii) sell to OP Sub 0.1% of the Membership Interests it indirectly owns in Manager Sub, in the aggregate equal to approximately 0.01% of the outstanding Membership Interests of Manager Sub. In exchange, K&A will receive at the Closing (i) OP Units with a total value of approximately $4,599,240, (ii) shares of our Class C Common Stock with a total value of approximately $93,862, and (iii) up to $4,698 in cash, with such amounts subject to certain adjustments for transaction expenses. Mr. Konig controls and owns a 100% equity interest in K&A, and therefore will have an interest in the OP Units, shares of Class C Common Stock, and cash that will be received by K&A as consideration in the Internalization.

Vesting of Pre-Internalization LTIP Awards.  By virtue of his equity ownership interest in the Manager, Mr. Konig is the beneficial owner of 22,262 unvested Manager LTIPs, which, upon the Closing of the Internalization, will become fully vested in Mr. Konig.

Services Agreement.  Manager Sub, in its post-Closing capacity as our indirect subsidiary, entered into a services agreement with Mr. Konig through K&A on August 3, 2017, which sets forth the terms and conditions under which K&A, as an independent contractor, will cause Mr. Konig to serve as our Chief Legal Officer and Secretary following the Closing. Mr. Konig entered into the agreement to acknowledge and agree that (i) the services provided by K&A thereunder will be personally overseen by Mr. Konig, and (ii) Mr. Konig will be personally bound by certain obligations and restrictive covenants set forth in the agreement. The agreement will become effective as of the Closing and will continue in effect for an initial term through and including December 31, 2020, subject to automatic renewals of additional successive one-year periods unless either party provides at least sixty (60) days’ advance notice of non-renewal.

The agreement provides that K&A will cause Mr. Konig, in his role as our Chief Legal Officer and Secretary, to perform duties and provide services to us that are commensurate with the duties, authorities and responsibilities of persons in similar capacities in similarly sized companies, and such other duties, authorities and responsibilities as may reasonably be assigned to him from time to time by the Chief Executive Officer or board of directors. The agreement further provides that K&A will cause Mr. Konig, without additional compensation, to also serve on the board of directors of, serve as an officer of, and/or perform such executive and consulting services for, or on behalf of, such subsidiaries of the Company as the Chief Executive Officer or board of directors may, from time to time, request. The agreement also provides that K&A will cause Mr. Konig to devote substantially all of his business time and attention to the performance of his duties to the Company, but that Mr. Konig will be permitted to devote time as he determines in good faith to be necessary or appropriate to fulfill his duties to BRRE and its affiliates, and engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of his duties to us.

In addition, the agreement provides that K&A will cause Mr. Konig’s principal place of business during the term of the agreement to generally be in New York, New York except for travel to other locations as may be necessary to fulfill his duties and responsibilities under the agreement.

The agreement further provides that K&A will receive an annual base payment of $300,000 and will be eligible to receive an annual cash bonus with a target amount of at least $300,000, subject to performance criteria and targets established and administered by our board of directors (or a committee thereof). In addition, K&A will be eligible to receive (a) annual grants of time-vested equity awards in the form of LTIP Units (each, a “Konig Annual LTIP Award”), determined by dividing (x) $200,000 by (y) the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE MKT (or then-applicable exchange), for the twenty (20) trading days immediately preceding the date of grant of such award (the “Services Agreement VWAP”), which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) annual grants of long term performance equity awards in the form of LTIP Units (each, a “Konig Long Term Performance Award”) for a three-year performance period, subject to performance criteria and targets established and administered by the compensation committee, with a target value equal to that year’s Konig Annual LTIP Award and a maximum value equal to 150% of that year’s Konig Annual LTIP Award, which will vest and become nonforfeitable effective as of the last day of the performance period; in each case, subject to certain clawback and termination provisions.

Further, upon the Closing, K&A will receive (a) a grant of a pro-rated Annual LTIP Award for the 2017 stub period (the “Konig Closing LTIP Award”) determined by dividing (x) the prorated amount of the initial Konig Annual LTIP Award by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) a grant of LTIP Units (the “Konig Initial Commitment Award”) determined by dividing (x) $1,250,000, by (y) the Services Agreement VWAP, which will vest and become nonforfeitable in five equal annual installments on each anniversary of the Closing. Each such award will be subject to certain clawback and termination provisions.

K&A will also be eligible to participate in all executive incentive programs made available to our senior executive officers from time to time and to receive certain other perquisites, each as described in the agreement. As an independent contractor, K&A will not be entitled to participate in the employee benefit programs sponsored by the Company for the benefit of its employees, including any tax qualified retirement plan, cafeteria plan, group medical plan or insured welfare benefit arrangements.

The agreement provides that, if K&A’s service relationship with us is terminated by us without “cause” (as defined in the agreement and including non-renewal of the agreement by us) or by K&A for “good reason” (as defined in the agreement and described below), and K&A and Mr. Konig each execute a release of claims, K&A will be eligible to receive (1) a lump sum cash payment equal to two times the sum of (a) its base payment and (b) its average annual bonus with respect to the two prior calendar years (or, if any such termination of employment occurs during calendar year (i) 2017, then its target bonus (as per the incentive plan established for it), or (ii) 2018, then the annual bonus paid or payable to K&A for the year ending December 31, 2017, provided, further, that if the termination occurs during the years ending December 31, 2018 or 2019, the 2017 annual bonus will be annualized for purposes of calculating K&A’s average annual bonus with respect to the two prior calendar years); (2) a lump sum cash payment in an amount equal to its target bonus for the then-current calendar year (annualized, to the extent the 2017 target bonus is used), pro-rated for the number of days in such calendar year ending on the effective date of termination; and (3) all outstanding equity-based awards (x) that are subject solely to time-based vesting conditions (including, but not limited to each Konig Annual LTIP Award and the Konig Initial Commitment Award), will become fully vested as of the effective date of termination, and (y) that are subject to performance-based vesting conditions (including each Konig Long Term Performance Award) will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the effective date of termination; (4) a lump-sum cash payment of any unpaid base payment and accrued but unused vacation and/or paid time off through the date of termination; (5) reimbursement for all necessary, customary and usual business expenses and fees incurred and paid prior to the effective date of termination, and (6) vested benefits, if any, to which K&A or Mr. Konig may be entitled under the Company’s employee benefit plans, including directors and officers liability coverage for actions and inactions occurring during the term of K&A’s service relationship, and continued coverage for any actions or inactions by K&A or Mr. Konig while providing cooperation under the agreement.

The agreement also provides that if K&A provides notice to us of its intention not to renew the agreement upon the scheduled expiration of the initial term or any renewal term, such non-renewal will constitute a voluntary termination by K&A without “good reason,” in which case no further payments or benefits shall be due under the agreement and all then-unvested awards or benefits will be forfeited, except for the Company’s obligation to pay K&A any accrued benefits after the effective date of such termination.

For purposes of the agreement, “good reason” means, in summary, (i) the assignment to K&A of duties or responsibilities substantially inconsistent with its title at the Company or a material diminution in K&A’s title, authority or responsibilities (provided, that, a change in title or modification of authority or responsibilities in connection with hiring new or elevating other executives as reasonably required or commensurate with the growth of the Company shall not constitute “good reason”), (ii) a material reduction in K&A’s base payment, target annual cash bonus, target Konig Annual LTIP Award or target Konig Long Term Performance Award, (iii) a 35-mile relocation of K&A’s principal place of business, or (iv) a material breach of the agreement by us.

If any payments to be made to K&A or Mr. Konig, whether under the agreement or otherwise, would subject K&A or Mr. Konig to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Internal Revenue Code, then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in K&A and/or Mr. Konig (as applicable) receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.

The agreement, through a restrictive covenant provision, also provides that for the one-year period following the termination of the service relationship with us for any reason, neither K&A nor Mr. Konig will solicit our employees or exclusive consultants or independent contractors, and for the eighteen-month period following the termination of the service relationship with us for any reason, neither K&A nor Mr. Konig will solicit our investors or customers or compete with us. The agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of K&A and Mr. Konig, on one hand, and us, on the other, to disparage the other.

Arrangements with Gary T. Kachadurian

Payment of Internalization Consideration to Kachadurian Group.  In accordance with the terms of the Contribution Agreement and as described in “Description of the Internalization and the Contribution Agreement — Overview of the Internalization” beginning on page 92, Kachadurian Group will (i) contribute to our Operating Partnership 99.9% of the 4.75% Membership Interest it indirectly owns in Manager Sub, in the aggregate equal to approximately 4.745% of the outstanding Membership Interests of Manager Sub, and (ii) sell to OP Sub 0.1% of the Membership Interests it indirectly owns in Manager Sub, in the aggregate equal to approximately 0.005% of the outstanding Membership Interests of Manager Sub. In exchange, Kachadurian Group will receive at the Closing (i) OP Units with a total value of approximately $1,929,893, (ii) shares of our Class C Common Stock with a total value of approximately $39,386, and (iii) up to $1,971 in cash, with such amounts subject to certain adjustments for transaction expenses. Mr. Kachadurian controls and owns a 100% equity interest in Kachadurian Group, and therefore will have an interest in the OP Units, shares of Class C Common Stock, and cash that will be received by Kachadurian Group as consideration in the Internalization.

Vote Required

Pursuant to Maryland law, transactions in which directors have a material financial interest are not void or voidable solely because of such fact if, among other things, disinterested director approval or ratification occurs, stockholder approval or ratification is obtained or the transaction is otherwise fair and reasonable to the corporation. The Issuances, the Contribution Agreement and the other transactions contemplated by the Contribution Agreement were recommended by the Special Committee, which consists of independent and disinterested directors and which retained its own legal and financial advisors. In reaching its conclusion to make such recommendations, the Special Committee determined the Issuances, the Contribution Agreement and the other transactions contemplated by the Contribution Agreement were advisable to, and in the best interests of, us and our stockholders, taking into account the factors described in “Recommendations of the Special Committee and the Board of Directors,” beginning on page 70, which factors should be read in their entirety. Upon the recommendation by the Special Committee, our board of directors unanimously approved the Issuances, the Contribution Agreement and the other transactions contemplated by the Contribution Agreement, and determined that they are advisable to, and in the best interests of, the Company and its stockholders.

Certain directors, officers and/or substantial security holders of the Company are expected to have a 5% or greater direct or indirect interest (or to collectively have a 10% or greater direct or indirect interest) in the Internalization Consideration. In addition, the number of shares of Class A Common Stock potentially issuable upon redemption of the OP Units (if redeemed in shares of Class A Common Stock rather than cash, at the Company’s option) to be issued in connection with the Internalization transaction (and, when considered in the aggregate with such shares of Class A Common Stock potentially issuable upon redemption of such OP Units, the number of shares of Class A Common Stock issuable upon the conversion of the Class C Common Stock) could significantly exceed 5% of the outstanding shares of the Company’s Class A Common Stock. For these reasons, Section 712(a) of the NYSE MKT Company Guide requires the approval by a majority of votes cast on the Issuances by stockholders present at the Annual Meeting in person or by proxy, assuming that a quorum is present. If such approval is not received, then the Issuances, and thus the Internalization, will not be consummated. In addition, pursuant to the Contribution Agreement, the Issuances must be approved without the votes of the Contributors and their respective subsidiaries and affiliates (including Messrs. Kamfar, Babb, MacDonald, Ruddy, Konig and Kachadurian, as well as Mr. Jerold E. Novack, who serves as BRRE’s Executive Vice President and Chief Financial Officer), as they have material financial interests in the Issuances. Therefore, the Issuances must be approved by the affirmative vote of (i) a majority of all votes cast at the Annual Meeting at which a quorum is present, and (ii) a majority of the votes cast at the Annual Meeting at which a quorum is present, excluding votes of shares cast by Messrs. Kamfar, Babb, MacDonald, Ruddy, Konig, Kachadurian and Novack, and their respective subsidiaries and affiliates.

For purposes of the vote on this proposal, both broker non-votes and abstentions will be considered present for the purpose of determining the presence of a quorum.

However, under the NYSE MKT rules, brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote. Broker non-votes and other shares not voted will not be counted as votes cast, and will therefore have no effect on the result of the vote on this proposal.

In addition, under the NYSE MKT rules, abstentions will be counted as votes cast, and will therefore have the same effect as votes “against” the proposal.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” APPROVING THE ISSUANCES.

DESCRIPTION OF THE INTERNALIZATION AND THE CONTRIBUTION AGREEMENT

Set forth below is a summary of the Internalization and the material terms of the Contribution Agreement, as amended by Amendment No. 1 to Contribution and Sale Agreement (“Amendment No. 1”), to implement the Internalization. The summary of the Contribution Agreement and related agreements is qualified in its entirety by reference to the Contribution Agreement and Amendment No. 1, which are attached to this proxy statement as Appendix C and Appendix D and which are incorporated herein by reference in its entirety.

As a stockholder, you are not a third party beneficiary of the Contribution Agreement or related agreements, and therefore you may not directly enforce any of their respective terms or conditions.

This summary may not contain all of the information about the Contribution Agreement that is important to you. We urge you to carefully read the full text of the Contribution Agreement because it is the legal document that governs the Internalization. The Contribution Agreement is not intended to provide you with any factual information about the Company or the Manager. In particular, the assertions embodied in the representations and warranties contained in the Contribution Agreement (and summarized below) were made as of a specified date, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Contribution Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and/or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Contribution Agreement are not necessarily characterizations of the actual state of facts about the Company or the Manager at the time they were made or otherwise. The representations and warranties and other provisions of the Contribution Agreement and the description of such provisions in this document should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings that the Company files with the SEC and the other information in this proxy statement.

We acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, the Company is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this proxy statement not misleading.

Overview of the Internalization

Internalization of Company Management

On August 3, 2017, we entered into the Contribution Agreement to effect the Internalization of the external asset management functions currently provided to us by the Manager under the Management Agreement. Pursuant to the Contribution Agreement, our Operating Partnership (directly, and through its wholly-owned subsidiary, the OP Sub) will acquire from the Contributors their interests in Manager Sub (a wholly-owned subsidiary of the Manager) that will hold the assets of the Manager used in the performance of its obligations under the Management Agreement, including the following:

•	certain contracts to which the Manager is a party or under which the Manager is bound, or to which any of the assets contributed by the Manager to Manager Sub are subject, relating to the performance by the Manager of its obligations under the Management Agreement (including but not limited to the Manager’s right, title and interest in, to and under the Management Agreement);
•	certain other assets used or held for use in connection with the performance by the Manager of its obligations under the Management Agreement, including but not limited to certain IT equipment, furniture, and other physical assets; and
•	all books and records in the possession or control of the Manager to the extent pertaining to any such assets.

Such assets are collectively referred to herein as the “Transferred Assets,” as that term is more specifically defined in the Contribution Agreement.

To effect the acquisition of the Transferred Assets by the Operating Partnership and the OP Sub, prior to the Closing, (i) the Manager will assign to Manager Sub the Transferred Assets in exchange for 100% of the issued and outstanding Membership Interests in Manager Sub, and (ii) the Manager will distribute to the Contributors (i.e., the Manager’s members) all of the Membership Interests in Manager Sub in proportion to their respective equity ownership interests in the Manager. At the Closing, each Contributor will then (a) contribute, to the Operating Partnership, 99.9% of its pro rata portion of the Membership Interests in Manager Sub, and (b) sell, to the OP Sub, 0.1% of its pro rata portion of the Membership Interests in Manager Sub. Collectively, the Operating Partnership and the OP Sub (and thus, indirectly, the Company) will thereafter own and control 100% of the Membership Interests in Manager Sub, and therefore, the Transferred Assets.

Upon the consummation of the Internalization, the Company, through Manager Sub, expects to employ an executive team and various individuals that were previously employed by affiliates of the Manager, and who have been, and are expected to continue to be, instrumental in our growth and continued operations, to perform the same functions performed under the Management Agreement. We expect that the Internalization will provide us with an experienced management team with industry expertise, management capabilities and a unique knowledge of our assets and business strategies. We believe the Internalization will offer compelling benefits to the Company and our stockholders through anticipated reduction in expenses in the combined general, administrative and management fee expense categories, improved cash flow, potential accretion to net income and AFFO, enhanced access to capital, and a simplified corporate structure.

The Internalization is conditioned upon, among other things, the approval by our stockholders of both the Second Amended 2014 Incentive Plans and the Issuances.

Internally Managed REIT.  Pursuant to the Contribution Agreement, we, through our Operating Partnership and the OP Sub, will acquire all of the Membership Interests in Manager Sub, through which we will indirectly own and control the Transferred Assets, and we will thereby become an internally managed REIT. In addition to our executive management team, we expect that approximately 33 of the current employees of an affiliate of the Manager will become direct employees of Manager Sub. Further, through the Administrative Services Agreement, we will have access to the services of additional employees and the business infrastructure of an affiliate of the Manager on an at-cost and as-needed basis. As a result, we expect the Internalization to provide us with a full complement of experienced personnel with expertise in investment, capital markets, asset management, finance, legal and administrative functions, with unique knowledge of our assets, business strategies and investment pipeline. We believe the Internalization will offer compelling benefits to the Company and our stockholders through anticipated reduction in expenses in the combined general, administrative and management fee expense categories, improved cash flow, potential accretion to net income and AFFO, enhanced access to capital, a simplified corporate structure, and direct control over experienced employees and an executive management team that will be under long-term (i.e., three-year-plus) agreements with financial incentives closely aligned with the interests of our stockholders.

Internalization of Executive Management Team.  Upon the consummation of the Internalization, we expect that the Company will be led by the same highly experienced executive management team that has been integral to our growth and success. As described in “Interests of Certain Persons in the Internalization” beginning on page 77, Mr. Kamfar will continue to serve as our Chief Executive Officer and the Chairman of our board of directors following the Internalization, and has entered into an employment agreement with Manager Sub, which will then be an indirect subsidiary of the Company, which agreement will become effective at the Closing and will have an initial term through and including December 31, 2020. In addition, each of Mr. Babb, who will serve as our Chief Investment Officer, Mr. MacDonald, who will serve as our Chief Acquisitions Officer, Mr. Ruddy, who will serve as our Chief Operating Officer and President, and Mr. Vohs, who will serve as our Chief Financial Officer and Treasurer following the Internalization, have also entered into employment agreements with Manager Sub, and Mr. Konig, who will serve as our Chief Legal Officer and Secretary, has entered into a services agreement with Manager Sub through K&A on substantially the same terms as the employment agreements. Each such agreement will become effective upon Closing, and will have an initial term through and including December 31, 2020. Upon the consummation of the

Internalization, we, through Manager Sub, expect to employ the executive team and others previously employed by affiliates of the Manager to perform the same functions, and we will be an internally managed REIT.

Ownership and Management of the Operating Partnership.  Immediately following the Internalization, assuming the issuance of 3,532,985 OP Units based on the midpoint Reference Price of $11.50 (and including $8 million in issued and outstanding LTIP Units at an estimated price of $11.50 per share, which could vest over the next five years), the Company will beneficially own approximately 77.59% of the outstanding OP Units in the Operating Partnership and the Contributors will beneficially own, collectively, approximately 22.26% of the outstanding OP Units in the Operating Partnership (including OP Units owned prior to the Internalization). Overall, limited partners other than the Company will own approximately 22.41% of the aggregate OP Units in the Operating Partnership (12.18% will be held by holders of OP Units, and 10.23% will be held by holders of LTIP Units). The Company, as the sole general partner of the Operating Partnership, will continue to have sole responsibility and discretion in the management and control of the Operating Partnership (and its subsidiaries, including the OP Sub), and the limited partners of the Operating Partnership, in such capacity, will have no authority to transact business for, or take part in the operations, management or control of, the Operating Partnership.

Consideration to be Paid in the Internalization

In payment of the Internalization Consideration, we will cause our Operating Partnership to issue OP Units, and we will issue shares of our Class C Common Stock, to the Contributors. Pursuant to the Contribution Agreement, the amount of the Internalization Consideration will be determined pursuant to a formula established in the Management Agreement at the time of the Company’s IPO in April 2014. Specifically, the Internalization Consideration will be an amount equal to three (3) times the sum of (i) the Base Management Fee and (ii) the Incentive Fee, in each case earned by the Manager during the 12-month period ending on the last day of the most recently-completed fiscal quarter prior to Closing, which period is currently expected to be the 12 months ending September 30, 2017. While the actual value of the Internalization Consideration is not yet determinable, the Company currently estimates that the aggregate amount of the Internalization Consideration will be approximately $41.5 million. This estimate is based on the aggregate Base Management and Incentives Fees actually paid to the Manager for the nine months ending June 30, 2017, and estimated Base Management Fees (and no Incentive Fees) for the three months ending September 30, 2017. Pursuant to the Contribution Agreement, the number of OP Units and shares of Class C Common Stock issuable as Contribution Consideration will be determined by dividing the aggregate value of the Internalization Consideration payable in such OP Units and shares of Class C Common Stock, which the Company estimates will be equal to approximately $41,458,500 (the “Contribution Consideration”), by the VWAP (i.e., the volume-weighted average closing price of our Class A Common Stock on the NYSE MKT for the twenty (20) trading days beginning on and including September 11, 2017, through and including October 6, 2017. We will also pay 0.1% of the Internalization Consideration, which the Company estimates will be equal to approximately $41,500, in cash in connection with the Internalization (the “Cash Consideration”). The sum of the Contribution Consideration and the Cash Consideration will equal the Internalization Consideration. Payment of the Internalization Consideration primarily in OP Units and shares of our Class C Common Stock, rather than principally in cash, is intended to further align the interests of our management with those of our stockholders.

The actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization will not be determinable until the actual Base Management and Incentive Fees for the quarter ending September 30, 2017 and the VWAP can be determined. However, based on the estimated amount of the Contribution Consideration and utilizing Reference Prices of $10.00, $11.50 and $13.00, respectively, per share (representing, for illustrative purposes only, a range of assumed potential closing prices of our Class A Common Stock on the NYSE), the Company estimates that the number of OP Units to be issued as Contribution Consideration will range from a low of 3,125,333 OP Units based on the high Reference Price of $13.00 to a high of 4,062,933 OP Units based on the low Reference Price of $10.00 (with a midpoint of 3,532,985 OP Units based on the midpoint Reference Price of $11.50), and that the number of shares of Class C Common Stock to be issued as Contribution Consideration will range from a low of 63,782 shares of Class C Common Stock based on the high Reference Price of $13.00 to a high of 82,917 shares of Class C

Common Stock based on the low Reference Price of $10.00 (with a midpoint of 72,102 shares of Class C Common Stock based on the midpoint Reference Price of $11.50). However, the Contribution Agreement does not impose a minimum or maximum number of OP Units or shares of Class C Common Stock that may be issued as Contribution Consideration, and any or all of the Reference Prices may differ from the VWAP. For these reasons, the actual number of OP Units and shares of Class C Common Stock issuable in connection with the Internalization may differ from those estimates, and may fall inside or outside of the estimated ranges.

For illustrative purpose only, assuming $41.5 million of Internalization Consideration, and assuming the Reference Prices of $10.00, $11.50 and $13.00, respectively, per share of our Class A Common Stock, the table below reflects for each such Reference Price the range of resulting allocations of Contribution Consideration consisting of OP Units and Class C Common Stock:

	Reference Price Per Share:
	$10.00	$11.50	$13.00
# of OP Units:	4,062,933	3,532,985	3,125,333
# of Class C Common Shares:	82,917	72,102	63,782
Total:	4,145,850	3,605,087	3,189,115

Commencing on the one-year anniversary of the Closing, each OP Unit issued as Contribution Consideration may be tendered for redemption, at the holder’s option and subject to the terms and conditions set forth in the limited partnership agreement of the Operating Partnership, for cash equal to the average closing price of our Class A Common Stock for the ten (10) consecutive trading days immediately preceding the date we receive a notice of redemption, or, at our sole option, for shares of our Class A Common Stock on a one-for-one basis, in lieu of cash. Each share of Class C Common Stock will be convertible, at the holder’s option (at any time and from time to time), into one (1) fully-paid and non-assessable share of Class A Common Stock, and upon the occurrence of certain transfers of OP Units or shares of Class C Common Stock and similar events, will convert automatically into one (1) fully-paid and non-assessable share of Class A Common Stock. See “Terms of the Class C Common Stock” above for a more detailed description of the terms of the Class C Common Stock.

Pursuant to the Contribution Agreement, the Company will directly reimburse the Manager for an aggregate of up to $750,000 of the Manager’s actual, documented and reasonable out of pocket costs and expenses incurred in connection with the transactions contemplated by the Contribution Agreement (including but not limited to, such fees and expenses of (a) the Manager’s legal counsel, and (b) a single employment legal counsel to Messrs. Kamfar, Babb, MacDonald, Ruddy, Vohs and Konig; provided, that to the extent such costs and expenses exceed $300,000, the Contribution Consideration payable by the Operating Partnership and OP Sub to the Contributors will be reduced dollar for dollar by a number of OP Units and shares of Class C Common Stock having a value (calculated in accordance with the definition of “Contribution Consideration” above) equal to such excess, up to $450,000. Any such reduction to the amount of Contribution Consideration payable to each Contributor will be made in proportion to the equity interest of such Contributor in the Manager.

Summary of the Contribution Agreement

Pursuant to the Contribution Agreement, we will acquire from the Contributors 100% of the interests in Manager Sub, which entity will hold certain of the assets of the Manager used in the performance of the external asset management functions it currently provides to us pursuant to the Management Agreement. The Contribution will be made in the following steps:

1.	First, and prior to the Closing, the Manager will assign the Transferred Assets to Manager Sub, a newly-formed wholly owned subsidiary of the Manager.
2.	Second, and also prior to the Closing, the Manager will distribute to the Contributors (i.e., the Manager’s members) 100% of the Membership Interests in Manager Sub in proportion to their respective equity ownership interests in the Manager.

3.	Third, at the Closing, the Contributors will (a) contribute, to the Operating Partnership, 99.9% of the Membership Interests in Manager Sub, and (b) sell, to the OP Sub, 0.1% of Membership Interests in Manager Sub.

As a result of these transactions, we, through the Operating Partnership and the OP Sub and their collective 100% ownership of Manager Sub, will thereafter own and control the Transferred Assets.

Conditions to the Closing of the Internalization

The obligations of the Company, the Operating Partnership and the Contributors to the Contribution Agreement to effect the Closing are subject to the satisfaction or waiver of certain conditions, including the following:

•	obtaining approval from the NYSE MKT for the issuance of shares of the Company’s Class A Common Stock upon redemption of OP Units, and upon conversion of shares of the Company’s Class C Common Stock;
•	receiving the requisite stockholder approvals from the Company’s Class A Common stockholders for the amendment and restatement of our Amended 2014 Incentive Plans as set forth in the Second Amended 2014 Incentive Plans, and for the Issuances;
•	the absence of any statute, rule, regulation, order, decree or injunction enacted, entered, promulgated or enforced by a governmental authority that prohibits the consummation of the transactions contemplated by the Contribution Agreement; and
•	receipt of certain governmental and third-party consents.

The obligations of the Company and the Operating Partnership to effect the Closing are subject to the satisfaction or waiver of certain additional conditions, including the following:

•	the accuracy of the representations and warranties made by the Contributors and the Manager, subject to certain qualifications (including Material Adverse Effect qualifications, as that term is defined below) for certain representations and warranties;
•	the performance and compliance by the Contributors and the Manager in all material respects with each agreement, covenant and obligation required under the Contribution Agreement on or before the Closing;
•	since the date of the Contribution Agreement, there shall not have occurred a Material Adverse Effect, as that term is defined below;
•	the delivery of each ancillary document required to be delivered to the Company under the Contribution Agreement;
•	the entry by Messrs. Kamfar, Babb, MacDonald, Ruddy and Vohs into employment agreements with Manager Sub, in its post-Closing capacity as an indirect subsidiary of the Company, and by Mr. Konig into a services agreement with Manager Sub through K&A; and
•	the Company shall have received from the Manager evidence of the professional liability insurance (errors and omissions) policy as required by the terms of the Administrative Services Agreement.

The obligations of the Contributors to effect the Closing are subject to the satisfaction or waiver of certain additional conditions, including the following:

•	the accuracy of the representations and warranties made by the Company, the Operating Partnership, and the OP Sub, subject to certain qualifications (including a REIT Material Adverse Effect qualification, as that term is defined below) for certain representations and warranties;
•	the performance and compliance by the Company, the Operating Partnership, and the OP Sub in all material respects with each agreement, covenant and obligation required under the Contribution Agreement on or before the Closing;

•	since the date of the Contribution Agreement, there shall not have occurred a REIT Material Adverse Effect, as that term is defined below;
•	the payment by the Company to the Manager of the amount of the Base Management Fee and Incentive Fee that has accrued and is unpaid or earned under the Management Agreement through (and including) the Closing date (the “Accrued Management Fee”);
•	the delivery of each of the ancillary documents required to be delivered to the Contributors under the Contribution Agreement; and
•	the completion by the Company of the filing of the Articles Supplementary for the Company’s Class C Common Stock with the Maryland State Department of Assessments and Taxation.

Representations and Warranties

The Contribution Agreement contains certain reciprocal representations and warranties, many of which are qualified by materiality, Material Adverse Effect, or REIT Material Adverse Effect.

“Material Adverse Effect” is defined in the Contribution Agreement generally to mean any change, effect, development, circumstance, condition, state of facts, event or occurrence (each, an “Effect”) that, individually or in the aggregate, has had, or would reasonably be expected to (i) have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities or results of operations of the Manager and Manager Sub, taken as a whole, or (ii) prevent, materially impede or materially delay the ability of any Contributor or the Manager or Manager Sub to consummate the transactions contemplated by the Contribution Agreement; provided, that in the case of the immediately preceding clause (i), none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a Material Adverse Effect: any Effect arising out of or resulting from (a) changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates, (b) changes in general legal, regulatory, political, economic or business conditions or changes in generally accepted accounting principles, (c) the negotiation, execution, announcement or performance of the Contribution Agreement in accordance with its terms or the consummation of the transactions contemplated by the Contribution Agreement, (d) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of the Contribution Agreement, (e) earthquakes, hurricanes or other natural disasters, (f) the public announcement or pendency of the transactions contemplated by the Contribution Agreement, or (g) any Effect that has been cured prior to the Closing; provided further, however, that any Effect arising out of or resulting from the matters described in clauses (a), (b), (d) or (e) shall not be excluded if and to the extent that such Effect disproportionately affects the Manager and Manager Sub, taken as a whole, taken as a whole, as compared to other persons engaged in the businesses in which the Manager and Manager Sub are engaged.

“REIT Material Adverse Effect” is defined in the Contribution Agreement generally to mean any Effect that, individually or in the aggregate, has had, or would reasonably be expected to have, (i) a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities or results of operations of the Company, the Operating Partnership, and the OP Sub, taken as a whole, or (ii) a material adverse effect on the ability of the Company, the Operating Partnership, and the OP Sub and their subsidiaries to consummate the transactions contemplated by the Contribution Agreement; provided, however, that in the case of the immediately preceding clause (i), none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a REIT Material Adverse Effect: any Effect arising out of or resulting from (a) changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates, (b) changes in general legal, regulatory, political, economic or business conditions or changes in generally accepted accounting principles, (c) the negotiation, execution, announcement or performance of the Contribution Agreement in accordance with the terms hereof or the consummation of the transactions contemplated by the Contribution Agreement, (d) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of the Contribution Agreement, (e) earthquakes, hurricanes or other natural disasters, (f) any decline in the market price, or change in trading volume, of the capital stock of the Company or any failure to meet publicly announced revenue or earnings projections (provided, that any event giving rise to such decline, change or failure may otherwise be taken into account in determining whether there has been a REIT Material Adverse Effect if not falling into one of the other exceptions contained in this definition), (g) the public announcement or pendency of the transactions contemplated by the Contribution Agreement, or (h) any Effect that has been cured prior to the Closing; provided further, however, that any Effect arising out of or resulting from the matters described in clauses (a), (b), (d) or (e) shall not be excluded if and to the extent that such Effect disproportionately affects the Company, the Operating Partnership, and the OP Sub and their subsidiaries, taken as a whole, as compared to other persons engaged in the businesses in which the Company or any of its subsidiaries is engaged.

The reciprocal representations and warranties relate to, among other topics, the following:

•	the due organization, qualification and good standing of each party that is an entity (each, an “Entity Party”);
•	the power and authority of each party to execute the Contribution Agreement and ancillary agreements required thereby and to consummate the transactions contemplated thereby;
•	noncontravention of (i) any applicable judicial decision, order, injunction, writ, statute, law, ruling, rule, regulation, permit, certificate or ordinance of any governmental authority, (ii) any organizational document of any Entity Party, or (iii) solely with respect to the Contributors, the Manager or any of its subsidiaries (including Manager Sub), any contract binding on such parties or by which any of such parties’ properties are bound, as a result of the execution, delivery and performance by each of the applicable parties of the Contribution Agreement and ancillary documents thereto;
•	required consents, approvals, permits, registrations or filings binding on such parties to be filed with a governmental or administrative authority; and
•	except for the engagement by the Special Committee of Duff & Phelps as its financial advisor, no broker, finder or advisor will be entitled to any brokerage, finder or advisory fees or charges of any kind in connection with the transactions contemplated by the Contribution Agreement.

The Contribution Agreement also contains representations and warranties of the Contributors, which relate to, among other topics, the following:

•	validity and percentage of the equity ownership interests in the Manager and, as of the Closing date, in Manager Sub, and the validity of title of the Contributed Assets to be acquired indirectly by the Operating Partnership through the acquisition of Manager Sub;
•	validity and percentage of the equity ownership interests in Manager Sub to be acquired by the Operating Partnership; and
•	the Issuances of the OP Units and shares of Class C Common Stock.

The Contribution Agreement also contains joint and several representations and warranties of the Contributors and the Manager, certain of which are qualified by materiality and by the occurrence of a Material Adverse Effect. Such representations and warranties relate to, among other topics, the following:

•	absence of pending or threatened legal proceedings or investigation by governmental authority;
•	material contracts;
•	compliance with applicable laws;
•	tax matters;
•	absence of certain changes and events from January 1, 2017 to the date of the Contribution Agreement;
•	title to assets;
•	employees, labor and benefit matters;

•	absence of undisclosed liabilities;
•	owned and leased property;
•	absence of environmental liabilities;
•	intellectual property matters; and
•	compliance with anti-corruption laws, including the Foreign Corrupt Practices Act of 1977, as amended.

The Contribution Agreement also contains representations and warranties of the Company and the Operating Partnership, certain of which are qualified by materiality and the occurrence of a Material Adverse Effect. Such representations and warranties relate to, among other topics, the following:

•	REIT-related matters;
•	capitalization;
•	receipt by the Special Committee of a fairness opinion; and
•	title to the OP Units and shares of Class C Common Stock.

Conduct of Business Prior to the Closing

The Manager, Manager Sub, and the Contributors have agreed to certain covenants in the Contribution Agreement restricting the conduct of the Manager’s business between the date of the Contribution Agreement and the date of the Closing. In general, each of the Manager and Manager Sub has agreed to, and each Contributor has agreed to cause the Manager or Manager Sub, as applicable, to (i) conduct the Manager’s business in the ordinary course, consistent with past practice and in compliance with the requirements of the Management Agreement; (ii) use commercially reasonable efforts to preserve intact its present organization; (iii) use commercially reasonable efforts to keep available the services of its present officers and employees and of all other persons who provide material services to the Company and its subsidiaries; and (iv) use commercially reasonable efforts to preserve its relationships with others having business dealings with it relating to the Manager’s business.

In addition, without limiting the generality of the foregoing, the Manager has agreed to various specific restrictions on the conduct of its business between the date of the Contribution Agreement and the date of the Closing, including the following (subject in each case to exceptions specified in the Contribution Agreement):

•	selling, leasing, encumbering, transferring, licensing or disposing of any contracts intellectual property;
•	entering into, amending or terminating any material contract;
•	failing to timely pay any account payable relating to the Manager’s business in the ordinary course of business, other than amounts that are subject to dispute in good faith;
•	taking any action or failing to take any action, which action or failure would adversely affect the Company’s qualification as a real estate investment trust within the meaning of Section 856 of the Code or the Operating Partnership’s qualification as a partnership;
•	entering into any commitment or transaction relating to the Manager’s business except in the ordinary course of business or having an individual or aggregate value in excess of $100,000;
•	entering into any new line of business;
•	incurring, creating, assuming or guaranteeing any Indebtedness having an individual or aggregate value in excess of $100,000;
•	making loans, advances or capital contributions to, or investments in, any other person or entity, making any change in its existing borrowing or lending arrangements for or on behalf of any person or entity, or entering into any “keep well” or similar agreement to maintain the financial condition of another entity;

•	allowing the lapse or termination of material insurance policies unless contemporaneously replaced;
•	making changes to tax election or tax accounting periods, amending tax returns, entering into certain tax agreements or settling tax claims;
•	subject to certain exceptions, increasing compensation and benefits paid to employees, or paying or otherwise granting any benefit with respect to any employee, or entering into any contract to do any of the foregoing, in each case, outside of the ordinary course of business;
•	committing to any single or aggregate capital expenditure or commitment in excess of $100,000 (on a consolidated basis);
•	any acquisition of any business, interest therein, or person or division thereof, except as required to consummate the transactions contemplated by the Contribution Agreement;
•	canceling any debts or waiving any claims or rights of relating to the Manager’s business, or to Manager or Manager Sub, having an individual or aggregate value in excess of $100,000;
•	entering into any lease for real property or assigning its rights under, amending or terminating any lease with respect to real property;
•	issuing, selling or granting any equity interests in the Manager or Manager Sub, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any equity interests in the Manager or Manager Sub, or similar actions;
•	instituting or settling litigation, other than in the ordinary course of business than any such settlement that solely involves payment of money damages in an amount not in excess of $50,000 individually, or $250,000 in the aggregate, that is paid prior to Closing (but in no event if the settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on the Manager’s business);
•	subject to certain exceptions, hiring or terminating, or entering into any transaction or any contract with, any employee, or promote or appoint any person to a position of executive officer or director of the Manager;
•	making or authorizing any change to its organizational documents;
•	abandoning, encumbering, assigning, conveying title (in whole or in part), exclusively licensing, or granting any right or other licenses to Intellectual Property;
•	taking, or agreeing or otherwise committing to take, or causing the Company to take or to agree or otherwise commit to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the transactions contemplated by the Contribution Agreement; or
•	agreeing or committing to do any of the foregoing.

Change in Board Recommendation

At any time prior to obtaining the Company stockholder approvals, the board of directors may, without liability, decline to make or may withdraw, modify or change its recommendation in favor of the Second Amended 2014 Incentive Plans and the Issuances if the Special Committee determines in good faith (after consultation with its outside counsel) that the failure to take such action would be inconsistent with its duties to the Company or the Company’s stockholders under applicable law.

Restrictive Covenants

The Contribution Agreement contains restrictive covenants, which limit the activities of the Contributors. Each of (i) Mr. Kamfar, BRRE and its affiliate, BREH (together with BRRE, the “BRRE Entities”), and the Manager, commencing at Closing and ending on the five-year anniversary of Closing, (ii) Messrs. Babb and Ruddy, commencing at Closing and ending on the two-year anniversary of Closing, and (iii) Mr. MacDonald, commencing at Closing and ending on the date that is eighteen months after Closing, subject to certain exceptions, may not, and may not cause their respective affiliates to, engage directly or indirectly in, in any capacity, or have any direct or indirect ownership interest in, or permit such party’s or any such affiliate’s name to be used in connection with, any business in the United States which is engaged directly in the business of acquiring, owning and operating multi-family rental residential properties.

In addition, the BRRE Entities, the Manager and Messrs. Kamfar, Babb, Ruddy and MacDonald are prohibited from soliciting, for the applicable period set forth above, the employment or engagement of services of any person who is, or was during the three-month period immediately prior to such solicitation, employed as an employee, contractor or consultant (other than, for the sake of clarity, any such consultant employed by (i) such party or its affiliates (other than the Manager or its subsidiaries), (ii) the BRRE Entities, at the time of the rendering of the consulting services or services under the Administrative Services Agreement) by the Company or the Operating Partnership or any of their subsidiaries (including the Manager) during such period on a full- or part-time basis.

Other Covenants

The Contribution Agreement contains a number of customary and transaction-specific mutual covenants, including, among others, topics relating to the following:

•	furnishing necessary information to each other and providing reasonable assistance in preparing for any filing, financial statements, tax returns and the conduct or defense of any litigation or dispute resolution;
•	obtaining consents and approvals and assist and cooperate in making filings, and defending any proceedings challenging the Contribution Agreement or otherwise in connection with the consummation of the transactions contemplated by the Contribution Agreement;
•	collaborating on the proxy statement and soliciting proxies in favor of the Issuances from the Company’s stockholders;
•	cooperation on the pre-Closing distribution of cash by Manager Sub to the Contributors, in proportion to each Contributor’s equity interest in Manager Sub;
•	cooperation on post-closing tax matters; and
•	issuing press releases or other written public statements.

Termination

Termination Events.  The Contribution Agreement and the transactions contemplated thereby may be terminated at any time prior to the Closing in certain circumstances, including by:

•	mutual written agreement of the Company and R. Ramin Kamfar in his capacity as Designated Contributor, before or after the requisite stockholder approval of the Issuances has been received; or
•	either the Company or the Designated Contributor, as follows:
•	in the event a court of competent jurisdiction or other governmental authority takes any final and nonappealable action to permanently restrain, enjoin or otherwise prohibit all or any portion of the transactions contemplated by the Contribution Agreement;
•	in the event of a material breach of the Contribution Agreement by the non-terminating party not cured within thirty (30) days following written notification thereof;
•	in the event that the satisfaction of any condition to the terminating party’s obligations under the Contribution Agreement becomes impossible, but only if the failure of such condition to be satisfied does not result from a breach of this Agreement by the terminating party or its affiliates; or
•	in the event the closing under the Contribution Agreement (the “Closing”) has not occurred by February 3, 2018, unless the failure of the Closing to occur on or before such date is a result of a breach of the Contribution Agreement by the terminating party or its affiliates, and subject to the satisfaction of certain conditions to Closing by each party.

Effect of Termination.  If validly terminated pursuant to one of the termination events described above, the Contribution Agreement shall thereafter become null and void and there shall be no further obligations or liabilities on the parties.

Indemnification

Indemnification of the Contributors.  The Company, the Operating Partnership, and the OP Sub have agreed, jointly and severally, to indemnify the Contributors and each of their respective affiliates, together with their respective stockholders, members, managers, partners, officers, directors, employees and agents (collectively, the “Contributor Indemnified Parties”) and hold them harmless from and against all damages, fines, fees, penalties, liabilities, losses, costs and expenses (including interest, court costs and fees, reasonable costs of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment, but not including any indirect, special, punitive, incidental or consequential damages other than any such damages asserted in a claim by a third party) (collectively, “Losses”) that may be asserted against, or paid, suffered or incurred by any Contributor Indemnified Party in connection with:

(a) any breach of a representation or warranty, made by the Company, the Operating Partnership or the OP Sub, except to the extent resulting from any act or omission of the Manager or Manager Sub, and

(b) any failure by the Company or the Operating Partnership to duly and timely perform or fulfill any of their covenants or agreements; provided, that none of the Company, the Operating Partnership or the OP Sub will be liable for any Losses arising out of any inaccuracy in or breach of any such representation or warranty if any Contributor or the Manager had knowledge of such inaccuracy or breach prior to Closing.

Limitations on Indemnification of the Contributors.  No amounts of indemnity will be payable as a result of any claim arising under:

(1)	the foregoing provisions (a) or (b) unless and until the aggregate Losses claimed thereunder exceed an amount equal to one percent (1%) of the amount of the total Internalization Consideration, in which case the Contributor Indemnified Parties may recover the aggregate amount of all Losses payable thereunder; and
(2)	any or all of the foregoing provisions in excess of an aggregate amount equal to seven and one-half percent (7.5%) of the amount of the total Internalization Consideration;

provided, that none of the foregoing limitations will be applicable with respect to fraud or intentional misrepresentation or representations and warranties set forth in any of the Fundamental Representations made by the Company and the Operating Partnership under the Contribution Agreement.

Indemnification of the Company and the Operating Partnership.  Each Contributor has agreed,

(a) severally but not jointly, to indemnify the Company, the Operating Partnership, and their respective successors and the respective stockholders, members, managers, partners, officers, directors, employees and agents of each such indemnified person (collectively, the “REIT Indemnified Parties”) and hold them harmless from and against any and all Losses that may be asserted against, or paid, suffered or incurred by any REIT Indemnified Party in connection with any breach of a representation or warranty made by such Contributor;

(b) jointly and severally, to indemnify and hold harmless the REIT Indemnified Parties from and against any and all Losses that may be asserted against, or paid, suffered or incurred by any REIT Indemnified Party in connection with:

(i) any breach of a representation or warranty made by the Contributors or the Manager;

(ii) any failure by any Contributor or the Manager to duly and timely perform or fulfill any of their covenants or agreements, except to the extent resulting from any act or omission of the Company, the Operating Partnership or the OP Sub (with limited exceptions);

(iii) any act or omission for which the Manager or Manager Sub would be required to provide indemnity to the Company under the Management Agreement as in effect immediately prior to the

Closing (regardless of whether the Management Agreement remains in effect, in accordance with the indemnification provisions of the Management Agreement), to the extent such act or omission preceded the Closing;

(iv) any claim brought by a third party against any REIT Indemnified Party relating to the Transferred Assets, to the extent arising or relating to a period preceding the Closing; and

(v) any liability, whether or not accrued, assessed or currently due and payable, for

(A) any taxes imposed on or with respect to the Manager or Manager Sub for any pre-closing tax period,

(B) any taxes of any Contributor or any affiliate thereof, or

(C) any taxes resulting from any transfer of assets or interests pursuant to the transaction documents, in the case of each of clauses (A) through (C), regardless of any investigation or any knowledge acquired (or capable of being acquired) by the REIT Indemnified Parties at any time with respect thereto, which include all reasonable audit and other tax proceeding costs related to the foregoing taxes to the extent such costs are incurred for the benefit of a Contributor or are directly attributable to any attempt to preserve the intended tax treatment under the Contribution Agreement; and

(c) jointly and severally, to indemnify and hold harmless the REIT Indemnified Parties from and against any and all Losses that may be asserted against, or paid, suffered or incurred by any REIT Indemnified Party, including for purposes of this paragraph (c) only, any and all reasonably foreseeable consequential damages and/or expenses, resulting from, based upon or relating to BRRE’s and the Manager’s execution of the NY Agreement (defined below) and/or the assignment thereof or the occupancy of the space that is the subject thereof by the Company or any of its subsidiaries.

Limitations on Indemnification of the Company and the Operating Partnership.  No amounts of indemnity will be payable as a result of any claim arising under:

(1)	any or all of the foregoing provisions (a) and (b)(i) in excess of an aggregate amount equal to seven and one-half percent (7.5%) of the amount of the total Internalization Consideration;
(2)	the foregoing provision (b)(ii) in excess of the amount of the total Internalization Consideration; and
(3)	the foregoing provisions (a), (b)(i) or (b)(ii) unless and until the aggregate Losses claimed thereunder exceed an amount equal to one percent (1%) of the amount of the total Internalization Consideration, in which case the REIT Indemnified Parties may recover the aggregate amount of all Losses payable thereunder;

provided, that the aggregate indemnity payments by all Contributors under the foregoing provisions (a) and (b) will not exceed the amount of the total Internalization Consideration, and provided further, that the aggregate indemnity payments by an individual Contributor under the foregoing provision (a) will not exceed the portion of the total Internalization Consideration actually received by such Contributor; and provided further, that none of the foregoing limitations will be applicable with respect to fraud or intentional misrepresentation, representations and warranties set forth in any of the Fundamental Representations made by the Contributors or the Manager under the Contribution Agreement, or any claim related to foregoing provisions (b)(iii), (iv) and (v) or (c).

Survival Periods.  All representations and warranties shall survive the Closing for twelve (12) months, except that certain fundamental representations shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations with respect to the matters addressed in such representations. All indemnification obligations with respect to good-faith claims arising from a representation or warranty on or prior to the date on which the representation or warranty ceases to survive shall survive the Closing indefinitely. All covenants and agreements shall survive the Closing indefinitely, or for such shorter period specified in the Contribution Agreement.

Payment of Indemnification Obligations by Contributors.  Any indemnity payment by a Contributor pursuant to the Contribution Agreement shall be satisfied by OP Units and shares of Class C Common Stock (or shares of Class A Common Stock, if such Contributor’s OP Units have been redeemed for Class A Common Stock), having a value calculated using the VWAP, or by cash to the extent that any Contributor does not then own enough OP Units, shares of the Company’s Class C Common Stock, or shares of the Company’s Class A Common Stock.

Amendment; Waiver

The Contribution Agreement may be amended or modified as set forth in a writing duly authorized (which authorization shall include approval of a majority of the independent directors of our board of directors) and executed by all parties; provided, that each Contributor shall be deemed to have authorized and executed any such writing that is executed by the Designated Contributor. In addition, the party against whom such waiver is to be effective may waive in writing the compliance by the other party with any obligation, covenant, agreement or condition contained in the Contribution Agreement.

Expenses

Except as otherwise provided for under the Contribution Agreement, each of the parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with the Internalization.

CERTAIN AGREEMENTS TO BE ENTERED INTO PURSUANT TO
THE CONTRIBUTION AGREEMENT

Administrative Services Agreement

In connection with the Closing, the Company, the Operating Partnership, the OP Sub, and Manager Sub (collectively, the “Company Parties,” and each, a “Company Party”) are expected to enter into an Administrative Services Agreement with the BRRE Entities, substantially in the form attached hereto as Appendix E (the “Administrative Services Agreement”). Pursuant to the Administrative Services Agreement, the BRRE Entities will provide the Company with certain human resources, investor relations, marketing, legal and other administrative services (the “Services”) to facilitate a smooth transition in the Company’s management of its operations and enable the Company to benefit from operational efficiencies created by access to such services following Closing, to give the Company time to develop such services in-house or to hire other third-party service providers for such services. The Services will be provided on an at-cost basis, generally allocated based on the use of such Services for the benefit of the Company’s business, and shall be invoiced on a quarterly basis. In addition, the Administrative Services Agreement may permit, from time to time, certain employees of the Company to provide or cause to be provided services to the BRRE Entities, on an at-cost basis, generally allocated based on the use of such services for the benefit of the business of the BRRE Entities and invoiced on a quarterly basis, and otherwise subject to the terms of the Services to be provided by the BRRE Entities to the Company under the Administrative Services Agreement. Payment by the Company of invoices and other amounts payable under the Administrative Services Agreement may be made in cash or, in the sole discretion of the Company’s board of directors, in the form of fully-vested LTIP Units.

The initial term of the Administrative Services Agreement is one year from the date of execution, subject to the Company’s right to renew it for successive one-year terms upon sixty (60) days written notice prior to expiration. The Administrative Services Agreement will automatically terminate (i) upon termination by the Company of all Services, or (ii) in the event of non-renewal by the Company. Any Company Party will also be able to terminate the Administrative Services Agreement with respect to any individual Service upon written notice to the applicable BRRE Entity, in which case the specified Service will discontinue as of the date stated in such notice, which date must be at least ninety (90) days from the date of such notice. Further, either BRRE Entity may terminate the Administrative Services Agreement at any time upon the occurrence of a “Change of Control Event” (as defined therein) upon at least one hundred eighty (180) days prior written notice to the Company.

In the event of (i) the failure by any Company Party to pay for Services as required under the Administrative Services Agreement, (ii) any material default by either BRRE Entity in the due performance or observance of any term or agreement in the Administrative Services Agreement, or (iii) the adjudication of any party as insolvent and/or bankrupt, or the appointment of a receiver or trustee for any party or its property, or the approval of a petition for reorganization or arrangement under any bankruptcy or insolvency Law, or the filing by any party of a voluntary petition in bankruptcy, or the consent by any party to the appointment of a receiver or trustee (in each such case, the “Defaulting Party”), then the non-Defaulting Party shall have the right, at its sole discretion, (A) in the case of a default under clause (iii), to immediately terminate the applicable Service(s) and/or the Administrative Services Agreement and its participation with the Defaulting Party thereunder; and (B) in the case of a default under clause (i) or (ii), to terminate the applicable Service(s) and/or the Administrative Services Agreement and its participation with the Defaulting Party thereunder if the Defaulting Party has failed to (x) cure the default within thirty (30) days after receiving written notice of such default, or (y) take substantial steps towards and diligently pursue the curing of the default. The Company Parties have each agreed that in the event of the termination of the Administrative Services Agreement or of a Service thereunder, the obligation of the BRRE Entities to provide the terminated Services, or to cause the terminated Services to be provided, shall immediately cease.

Pursuant to the Administrative Services Agreement, the BRRE Entities will be responsible for the payment of all employee benefits and any other direct and indirect compensation for the employees of the BRRE Entities (or their affiliates or permitted subcontractors) assigned to perform the Services, as well as such employees’ worker’s compensation insurance, employment taxes, and other applicable employer liabilities relating to such employees.

Stockholders Agreement

In connection with the Closing, the Company and the Contributors are expected to enter into a Stockholders Agreement, substantially in the form attached hereto as Appendix F (the “Stockholders Agreement”), pursuant to which the Company may grant certain registration rights for the benefit of the Contributors and impose certain limitations on the voting rights of the Class C Common Stock, in each case as a condition to the consummation of the transactions contemplated by the Contribution Agreement.

Pursuant to the Stockholders Agreement, each Contributor, in respect of any Class A Common Stock that they may receive in connection with any redemption or conversion, as applicable, of any OP Units or Class C Common Stock received as a result of the Internalization (“Registrable Shares”), may require the Company from time to time to register the resale of their Registrable Shares under the Securities Act on a registration statement filed with the SEC. The Stockholders Agreement grants each Contributor certain rights to demand a registration of some or all of their Registrable Shares (a “Demand Registration”) or to request the inclusion of some or all of their Registrable Shares in a registration being effected by the Company for itself or on behalf of another person (a “Piggyback Registration”), in each case subject to certain customary restrictions, limitations, registration procedures and indemnity provisions. The Company is obligated to use commercially reasonable efforts to prepare and file a registration statement within specified time periods and to cause that registration statement to be declared effective by the SEC as soon as reasonably practicable thereafter.

The ability to cause the Company to effect a Demand Registration is subject to certain conditions. The Company is not required to effect such registration within 180 days of the effective date of any prior registration statement with respect to the Company’s Class A Common Stock and may delay the filing for up to 60 days under certain circumstances.

If, pursuant to an underwritten Demand Registration or Piggyback Registration, the managing underwriter advises that the number of Registrable Shares requested to be included in such registration exceeds a maximum number (the “Maximum Number”) that the underwriter believes can be sold without delaying or jeopardizing the success of the proposed offering, the Stockholders Agreement specifies the priority in which Registrable Shares are to be included.

Pursuant to the Stockholders Agreement, the Contributors have agreed to limit certain of their voting rights with respect to the Class C Common Stock. If, as of the record date for determining the stockholders of the Company entitled to vote at any annual or special meeting of the stockholders of the Company or for determining the stockholders of the Company entitled to consent to any corporate action by written consent, the holders of the Class C Common Stock own shares of Class C Common Stock (the “Subject Shares”) representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of capital stock of the Company that have voting rights on the matters being voted upon at such meeting (such number of Subject Shares representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of capital stock of the Company with voting rights being referred to as the “Excess Shares”), then at each such meeting or in each such action by written consent the holders of the Subject Shares will vote or furnish a written consent in respect of the Excess Shares, or cause the Excess Shares to be voted or consented, in each case, in such manner as directed by a majority of the members of our board of directors. All Subject Shares other than the Excess Shares may be voted for or against any matter in the Class C Common Stock Holder’s sole and absolute discretion.

Premises Agreements

In connection with the Closing, BRRE and the Manager are expected to enter into (i) that certain use and occupancy agreement in the form attached hereto as Appendix G (the “NY Agreement”) for certain space located on the 9th floor of that certain building located at 712 Fifth Avenue, New York, NY 10019 (the “NY Premises”), (ii) that certain sublease for a term to expire on November 28, 2017, in the form attached hereto as Appendix H (“MI Sublease 1”), for certain space located on the 9th floor of that certain building known as “American Center” located at 27777 Franklin Road, Southfield, MI 48034 (the “MI Premises,” and together with the NY Premises, the “Premises”), and (iii) that certain sublease for a term to commence on December 1, 2017, also for the MI Premises, in the form attached hereto as Appendix I (“MI Sublease 2,” and together with the NY Agreement and MI Sublease 1, the “Premises Agreements”), pursuant to which, collectively, BRRE will permit the Manager and certain of its subsidiaries and/or affiliates to share occupancy of the Premises. At Closing, the NY Agreement and MI Sublease 1 will be assigned to the Manager Sub. MI Sublease 2 will be entered into at Closing, but will not become effective until December 1, 2017.

PROPOSAL 3
ELECTION OF DIRECTORS

At the Annual Meeting, you will vote on the election of all five members of our board of directors. Those persons elected will serve as directors until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified. The board of directors has nominated the following individuals for re-election as directors:

• R. Ramin Kamfar	• Gary T. Kachadurian
• Brian D. Bailey	• I. Bobby Majumder
• Romano Tio

Each of the nominees for director is a current member of our board of directors. The board of directors believes the nominees have played and will continue to play a vital role in our management and operations, particularly in connection with the continued growth and success of our Company. Detailed information on each nominee is provided below.

The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

Under our bylaws, the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is required for the election of the directors. This means that a director nominee with the most votes for a particular board seat is elected to that seat. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will have no effect on the outcome of the election, but they will count toward the establishment of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE NOMINEES
SET FORTH ABOVE.

Nominees for Election — Directors Backgrounds and Qualifications

We have provided below certain information about our directors. All of our directors have terms expiring on the date of the 2017 Annual Meeting, and are being nominated for re-election to serve until the 2018 annual meeting of stockholders and until his successor is elected and qualified.

Name	Position(s)	Age*	Director Since:
R. Ramin Kamfar	Chairman of the Board, Chief Executive Officer and President	53	2008
Gary T. Kachadurian	Director	67	2014
Brian D. Bailey	Independent Director	51	2009
I. Bobby Majumder	Independent Director	48	2009
Romano Tio	Independent Director	57	2009

*	As of August 1, 2017.

R. Ramin Kamfar has served as a member of our board of directors since 2008, including as Chairman of the Board.

Mr. Kamfar has been our Chief Executive Officer and President since August 2008. Mr. Kamfar has served as our Chairman of the Board since August 2008, and also served as the Chief Executive Officer of our

Former Advisor from August 2008 to February 2013. He has also served as the Chairman of the Board and Chief Executive Officer of BRRE since its inception in October 2002, where he has overseen the acquisition and development of over 17,000 apartment units, and over 2.5 million square feet of office space. In addition, Mr. Kamfar has served as Chairman of the Board of Trustees and as a Trustee of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by BRRE, since 2012. Mr. Kamfar has over 25 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, and public and private financings. From 1988 to 1993, Mr. Kamfar worked as an investment banker at Lehman Brothers Inc., New York, New York, where he specialized in mergers and acquisitions and corporate finance. In 1993 Mr. Kamfar left Lehman to focus on private equity transactions. From 1993 to 2002, Mr. Kamfar executed a growth/consolidation strategy to build a startup into a leading public company in the ‘fast casual’ market now known as Einstein Noah Restaurant Group, Inc. with approximately 800 locations and $400 million in gross revenues. From 1999 to 2002, Mr. Kamfar also served as an active investor, advisor and member of the Board of Directors of Vsource, Inc., a technology company subsequently sold to Symphony House, a leading business process outsourcing company focused on the Fortune and Global 500. Mr. Kamfar received an M.B.A. degree with distinction in Finance in 1988 from The Wharton School of the University of Pennsylvania, located in Philadelphia, Pennsylvania, and a B.S. degree with distinction in Finance in 1985 from the University of Maryland located in College Park, Maryland.

Mr. Kamfar’s knowledge of the REIT based on his years of service, as well as the experience noted above, led the Nominating and Corporate Governance Committee to conclude Mr. Kamfar should continue to serve as a member of our board of directors.

Gary T. Kachadurian has served as a member of our board of directors since April 2014.

Mr. Kachadurian also serves as Vice Chairman of the Manager. Mr. Kachadurian has over 30 years of real estate experience primarily investing in and developing apartment properties on behalf of institutional investors. Mr. Kachadurian is a Principal with Monroe Residential Partners, a full service multifamily development and investment firm based in Chicago, Illinois. From 2007 through its sale in January 2015, Mr. Kachadurian served as Chairman of Apartment Realty Advisors, the nation’s largest privately owned multihousing investment advisory company. From 1990 to 2005, Mr. Kachadurian served in various senior roles at Deutsche Bank Real Estate/RREEF, a leading pension fund advisor, including as a member of RREEF’s Investment Committee for 14 years, as a senior member of the Policy Committee of RREEF, as Senior Managing Director for Global Business Development responsible for raising institutional real estate funds in Japan, Germany, and other countries, and as head of RREEF’s National Acquisitions Group and Value-Added and Development lines of business where he had oversight in the acquisition and management of RREEF’s 24,000 unit apartment investment portfolio. Prior to Deutsche Bank/RREEF, Mr. Kachadurian served as the Midwest Regional Operating Partner for Lincoln Property Company, developing and managing apartment communities in Illinois, Indiana, Wisconsin, Kansas and Pennsylvania. Mr. Kachadurian also serves as President of The Kachadurian Group LLC, (f/k/a The Kach Group) which provides consulting on apartment acquisition and development transactions, including to Waypoint Residential. Mr. Kachadurian is a founding Board Member of the Chicago Apartment Association, and a former Chairman of the National Multi Housing Council. Mr. Kachadurian is former Chairman of the Village Foundation of Children’s Memorial Hospital, and is a Director of Pangea Real Estate and KBS Legacy Partners Apartment REIT. Mr. Kachadurian received his B.S. in Accounting from the University of Illinois in 1974.

Mr. Kachadurian’s knowledge of the real estate industry, as well as the experience noted above, led the Nominating and Corporate Governance Committee to conclude Mr. Kachadurian should continue to serve as a member of our board of directors.

Brian D. Bailey has served as one of our independent directors since January 2009.

Mr. Bailey has more than 20 years of experience in sourcing, evaluating, structuring and managing investments, including real estate and real estate-related debt financing. Mr. Bailey founded and currently serves as Managing Member of Carmichael Partners, LLC, a private equity investment firm based in Charlotte, North Carolina. He also currently serves as a director of the Telecommunications Development Fund, a private equity investment fund headquartered in Washington, DC. Prior to founding Carmichael Partners, Mr. Bailey served as Managing Partner (2000 – 2008) and Senior Advisor (2008 – 2009) of Carousel

Capital, LLC, a private equity investment firm in Charlotte, North Carolina. From 1999 to 2000, Mr. Bailey was a team member of Forstmann Little & Co., a private equity investment firm in New York, New York. From 1996 to 1999, Mr. Bailey was a Principal at the Carlyle Group, a private equity investment firm in Washington, DC. Earlier in his career, Mr. Bailey worked in the leveraged buyout group at CS First Boston in New York, New York and in the mergers and acquisitions group at Bowles Hollowell Conner & Company in Charlotte, North Carolina. Mr. Bailey has also worked in the public sector, as Assistant to the Deputy Chief of Staff and Special Assistant to the President at the White House from 1994 to 1996 and as Director of Strategic Planning and Policy at the U.S. Small Business Administration in 1994. Mr. Bailey received a B.A. degree in Mathematics and Economics in 1988 from the University of North Carolina at Chapel Hill and an M.B.A. degree in 1992 from the Stanford Graduate School of Business, located in Stanford, California.

Mr. Bailey’s knowledge of the real estate industry, as well as the experience noted above, led the Nominating and Corporate Governance Committee to conclude Mr. Bailey should continue to serve as a member of our board of directors.

I. Bobby Majumder has served as one of our independent directors since January 2009.

Mr. Majumder is a partner at the law firm of Perkins Coie, where he specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Prior to Perkins Coie, Mr. Majumder was a partner in the law firm of K&L Gates LLP from May 2005 to March 2013. From January 2000 to April 2005, Mr. Majumder was a partner at the firm of Gardere Wynne Sewell LLP. Through his law practice, Mr. Majumder has gained significant experience relating to the acquisition of a number of types of real property assets including raw land, improved real estate and oil and gas interests. Mr. Majumder also has served as an independent Trustee on the Board of Trustees of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by BRRE, since July 2012. He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associates Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder received a J.D. degree in 1993 from Washington and Lee University School of Law, located in Lexington, Virginia, and a B.A. degree in 1990 from Trinity University, located in San Antonio, Texas.

Mr. Majumder’s previous experience as a partner in Perkins Coie and his legal education, as well as the experience noted above, led the Nominating and Corporate Governance Committee to conclude Mr. Majumder should continue to serve as a member of our board of directors. In addition, since May 12, 2017, Mr. Majumder has been designated as our lead independent director by the independent directors to preside over executive sessions of non-management directors.

Romano Tio has served as one of our independent directors since January 2009.

Mr. Tio serves as Senior Managing Director at Ackman-Ziff, an institutional real estate capital advisory firm. From May 2009 to June 2017, Mr. Tio served as Managing Director of RM Capital Management LLC, a boutique real estate investment and advisory firm. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10+ billion private investment firm specializing in event/distressed strategies. From August 2003 until December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a boutique real estate investment banking firm where he was involved in over $2.5 billion worth of commercial real estate transactions. Earlier in his career, Mr. Tio was involved in real estate sales and brokerage for 25 years. Mr. Tio also has served as an independent Trustee of the Board of Trustees of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by BRRE, since July 2012. Mr. Tio served as an independent member of the Board of Directors of Yangtze River Development Ltd. from January 2016 until February 2017. Mr. Tio received a B.S. degree in Biochemistry in 1982 from Hofstra University located in Hempstead, New York.

Mr. Tio’s knowledge of the real estate industry, as well as the experience noted above, led the Nominating and Corporate Governance Committee to conclude Mr. Tio should continue to serve as a member of our board of directors.

CORPORATE GOVERNANCE

The Board of Directors

We operate under the direction of our board of directors. The board of directors oversees our operations and makes all major decisions concerning our business.

Board Leadership Structure

The board of directors is composed of R. Ramin Kamfar, our Chief Executive Officer and President, and who controls the Manager; Gary T. Kachadurian, the Vice Chairman of the Manager and Chairman of our investment committee; and three independent directors: Brian D. Bailey, I. Bobby Majumder and Romano Tio. The board composition and our corporate governance guidelines ensure strong oversight by independent directors. The board of directors’ audit committee, compensation committee and the nominating and corporate governance committee is composed entirely of independent directors, while the board of directors’ investment committee is composed of one executive officer of the Manager and two independent directors. The board of directors is led by Mr. Kamfar, who has served as Chairman of the Board since our inception in 2008. Mr. Kamfar also served as our Chief Executive Officer and the Chief Executive Officer of our former advisor, Bluerock Multifamily Advisor, LLC, or our former advisor, from our inception in 2008 until February 2013. As Chairman of the Board, Mr. Kamfar is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. As Chief Executive Officer, Mr. Kamfar manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. Pursuant to our corporate governance guidelines, the board of directors does not require the role of the Chairman of the Board and Chief Executive Officer to be separated. However, our corporate governance guidelines do require the appointment of a lead independent director if the Chairman of the Board is not an independent director. Our lead independent director is I. Bobby Majumder, an independent director since January 2009, who was elected lead independent director by the nominating and corporate governance committee (comprised solely of the independent members of our board of directors). The role of our lead independent director includes the following duties:

•	call meetings of the independent directors, as needed;
•	develop the agendas for meetings of the independent directors;
•	preside at executive sessions of the independent directors;
•	confer regularly with the Chief Executive Officer; and
•	serve as a liaison between the Chief Executive Officer and the independent directors.

The Role of the Board of Directors in our Risk Oversight Process

Our executive officers, and while we are externally managed, the Manager, are responsible for the day-to-day management of risks faced by the Company, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, our entire board reviews information regarding the Company’s liquidity, borrowings, operations, legal and regulatory compliance and actual and expected material developments in our business, as well as the risks associated with each. In addition, each year the board of directors reviews our investment strategies and objectives and their continued viability, and each quarter the directors review variances in major line items between our current results and our budget from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our property portfolio. The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The investment committee oversees risk management with respect to specific real estate investments proposed by the Manager and our investment policies and procedures. The compensation committee reviews and approves, on an annual basis, the corporate goals and objectives relevant to our chief executive officer’s compensation, if any, evaluating our chief executive officer’s performance in light of such goals and reviewing and approving the compensation, if any, of all of our other officers, and administering our incentive compensation equity-based plans. The nominating and corporate governance committee is responsible for identifying and recommending to our full board of directors qualified candidates for election as directors and developing and recommending to our board of directors’ corporate governance guidelines and implementing and monitoring such guidelines. Although the audit committee, investment committee, compensation committee and the nominating and corporate governance committee are responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through reporting by the committees about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks within the Company.

Director Independence

A majority of the members of our board of directors, and all of the members of the audit committee, are “independent.” Two of our current directors, R. Ramin Kamfar and Gary Kachadurian, are affiliated with us and we do not consider either Mr. Kamfar or Mr. Kachadurian to be an independent director. Our other current directors, Brian D. Bailey, I. Bobby Majumder and Romano Tio, qualify as “independent directors” as defined under the rules of the New York Stock Exchange MKT. Messrs. Majumder and Tio each serve as an independent director of the Board of Directors of BRRE’s Total Income + Real Estate Fund, an affiliate of BRRE (“TIPRX”). Serving as a director of, or having an ownership interest in, another program sponsored by BRRE will not, by itself, preclude independent director status. The board of directors has determined that Messrs. Bailey, Majumder and Tio each satisfy these criteria. None of these directors has ever served as (or is related to) an employee of ours or any of our predecessors or acquired companies or received or earned any compensation from us or any such other entities except for compensation directly related to service as a director of us or TIPRX. Therefore, we believe that all of these directors are independent directors.

Nomination of Directors

Our nominating and corporate governance committee, which consists of all of our independent directors, has adopted a nominating and corporate governance committee charter that details the committee’s principal functions. These functions include identifying and recommending to our full board of directors qualified candidates for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders. Our bylaws provide that nominations of individuals for election to the board of directors at an annual meeting of stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record both at time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting on the election or proposal of other business and who has complied with the advance notice procedures of our bylaws. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by our bylaws and at the time of the special meeting, who is entitled to vote at the meeting on the election and who has complied with the advance notice provisions of our bylaws.

Board Membership Criteria

The full board of directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board with respect to all director nominations. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The board of directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board. The board of directors reviewed these criteria in connection with director nominations for the 2017 Annual Meeting and determined that the composition of the current board of directors satisfies these criteria.

Other considerations in director nominations include the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that those nominated to serve as independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and who are actively engaged in their occupations or professions.

A vacancy in our board of directors may be filled only by the vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies or until his or her earlier death, resignation or removal. Any director may resign at any time. Our charter further provides that any or all of our directors may be removed from office for cause, and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. For these purposes, “cause” means, with respect to any particular director, conviction of a felony or final judgment of a court of competent jurisdiction holding that such director caused demonstrable material harm to us through bad faith or active and deliberate dishonesty.

Each director will serve a term beginning on the date of his or her election and ending on the next annual meeting of the stockholders and when his or her successor is duly elected and qualifies. Because holders of common stock have no right to cumulative voting for the election of directors, at each annual meeting of stockholders, the holders of a plurality of the outstanding shares of common stock will be able to elect all of the directors.

Board and Committee Meetings and Director Attendance

During 2016, the board of directors held five (5) separate meetings. Also during 2016, the audit committee held five (5) separate meetings, the investment committee held four (4) separate meetings, the compensation committee held two (2) separate meetings, and the nominating and corporate governance committee held two (2) separate meetings, and the Special Committee held five (5) separate meetings, which totals do not include board of directors or committee action taken by written consent. Each of our current directors attended all meetings of the board of directors held during the period for which he served as a director and all meetings held by all committees of the board of directors on which he served during the periods in which he served, except that Mr. Kachadurian was unable to attend two meetings of the board of directors and Mr. Tio was unable to attend one meeting of the Special Committee. For biographical information regarding our directors, see “Nominees for Election — Directors Backgrounds and Qualifications” above.

Director Attendance at Annual Meetings

Although we have no policy with regard to attendance by the members of the board of directors at our annual meetings, we invite and encourage all members of the board of directors to attend our annual meetings to foster communication between stockholders and the board of directors. All five of our board members serving at the time attended our 2016 annual meeting of stockholders.

Committees of the Board of Directors

The board of directors has established four committees: an audit committee, an investment committee, a compensation committee and a nominating and corporate governance committee. Information regarding these committees is set forth below.

The Audit Committee

General

The audit committee’s functions are (i) to evaluate and approve the services and fees of our independent registered public accounting firm; (ii) to periodically review the auditors’ independence; and (iii) to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, management’s system of internal controls and procedures and the audit and financial reporting process. The audit committee also considers and approves the audit and non-audit services and fees provided by the independent auditors. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter, as updated and revised by the audit committee, dated as of March 26, 2014. The audit committee charter is available on our web site at www.bluerockresidential.com.

The members of the audit committee are I. Bobby Majumder (chairman), Brian D. Bailey and Romano Tio. All of the members of the audit committee are “independent” as defined by the NYSE MKT. Mr. Majumder is designated as the audit committee financial expert as defined by applicable rules promulgated by the SEC and the NYSE MKT corporate governance listing standards.

The Investment Committee

General

While we are externally managed, our board of directors has delegated to the investment committee (1) certain responsibilities with respect to investments in specific real estate investments proposed by the Manager and (2) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our board of directors. Our board of directors has delegated to the Manager, for so long as we are externally managed, the authority to approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, as well as all other investments in real estate consistent with our investment guidelines, that require an equity investment of less than 5% of our total stockholders’ equity, including any financing of such investment. The Manager will recommend for consideration by the investment committee suitable transactions requiring an equity investment equal to or in excess of 5%, and up to 10%, of our total stockholders’ equity. Suitable transactions requiring an equity investment equal to or in excess of 10% of our total stockholders’ equity will be recommended by the Manager for consideration by our full board of directors. If the investment committee (or full board, as applicable) approves a given investment, then the Manager will be directed to make such investment on our behalf, if such investment can be completed on approved terms.

Following the consummation of the Internalization, the Manager will no longer provide our external asset management functions, and our board of directors expects to delegate to the investment committee all of the responsibilities with respect to investments in specific real estate investments previously held by the Manager, including the authority to approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, as well as all other investments in real estate consistent with our investment guidelines, that require an equity investment of up to 10% of our total stockholders’ equity. The investment committee will recommend suitable investments that require an equity investment equal to or in excess of 10% of our total stockholders’ equity for consideration by our full board of directors. If our full board of directors approves a given investment, then the investment committee will be directed to make such investment on our behalf, if such investment can be completed on approved terms.

The members of our investment committee are Gary T. Kachadurian (chairman), Brian D. Bailey and Romano Tio. The background and experience of Messrs. Kachadurian, Bailey and Tio are described above in “Nominees for Election — Directors Backgrounds and Qualifications.”

Compensation Committee

General

Our board of directors has established a compensation committee, which consists of Romano Tio (chairman), I. Bobby Majumder and Brian D. Bailey, all of our independent directors, and has adopted a compensation committee charter that details the principal functions of the compensation committee. These functions include:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration, if any, of our Chief Executive Officer based on such evaluation;
•	reviewing and approving the compensation, if any, of all of our other officers;
•	reviewing our executive compensation policies and plans;
•	while we are externally managed, overseeing plans and programs related to the compensation of the Manager, including fees payable to the Manager pursuant to the Management Agreement with the Manager;
•	implementing and administering our incentive compensation equity-based remuneration plans, if any;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

While we are externally managed, our Chief Executive Officer and each of our other executive officers are employees of an affiliate of the Manager, and do not receive cash compensation from the Company for serving as our executive officers. Following the consummation of the Internalization, our Chief Executive Officer and our other executive officers will be employed or engaged by Manager Sub, which will then be an indirect subsidiary of the Company, and we will thereafter pay them cash and other compensation in such capacities pursuant to their respective employment or services agreements (as applicable). In addition, following the consummation of the Internalization, the Manager will no longer be entitled to or eligible for compensation by the Company, and no further fees shall be payable to the Manager pursuant to the Management Agreement,

The compensation committee may form and delegate authority to subcommittees in its discretion, provided that such subcommittees must be composed entirely of independent directors, and each such subcommittee must have its own charter setting forth its purpose and responsibilities. The compensation committee charter is available on our web site at www.bluerockresidential.com.

Compensation Committee Interlocks and Insider Participation

Our compensation committee is comprised of three of our independent directors. None of these individuals has at any time served as an officer or employee of the Company. None of our executive officers has served as a director or member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee.

Nominating and Corporate Governance Committee

General

Our board of directors has established a nominating and corporate governance committee, which consists of Brian D. Bailey (chairman), Romano Tio and I. Bobby Majumder, all of our independent directors, and has adopted a nominating and corporate governance committee charter that details the principal functions of the nominating and corporate governance committee. These functions include:

•	identifying and recommending to our full board of directors qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders;
•	developing and recommending to our board of directors corporate governance guidelines and implementing and monitoring such guidelines;
•	reviewing and making recommendations on matters involving the general operation of our board of directors, including board size and composition, and committee composition and structure;
•	recommending to our board of directors nominees for each committee of our board of directors;
•	annually facilitating the assessment of our board of directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE MKT corporate governance listing standards; and
•	overseeing our board of directors’ evaluation of management.

The nominating and corporate governance committee may form and delegate authority to subcommittees in its discretion, provided that such subcommittees must be composed entirely of independent directors, and each such subcommittee must have its own charter setting forth its purpose and responsibilities. The nominating and corporate governance committee charter is available on our web site at www.bluerockresidential.com.

Contacting the Board of Directors

Any stockholder who desires to contact members of the board of directors may do so by writing to: Bluerock Residential Growth REIT, Inc. Board of Directors, 712 Fifth Avenue, 9th Floor, New York, New York 10019, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the board of directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the audit committee for review.

Executive Officers

The following table sets forth our executive officers, followed by biographical information regarding each executive officer who is not also a director.

Name	Position(s)	Age*	Director Since:
R. Ramin Kamfar	Chairman of the Board, Chief Executive Officer and President	53	2008
Michael L. Konig	Chief Operating Officer, Secretary and General Counsel	56	N/A
Christopher J. Vohs	Chief Accounting Officer and Treasurer	41	N/A

*	As of August 1, 2017.

Michael L. Konig, Chief Operating Officer, Secretary and General Counsel.  Mr. Konig serves as Chief Operating Officer, Secretary and General Counsel of our Company and the Manager. Mr. Konig has also served as Senior Vice President and General Counsel for BRRE and its affiliates since December 2004. In addition, Mr. Konig has served as Secretary of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by BRRE, since 2012. Mr. Konig has over 25 years of experience in law and business. Mr. Konig was an attorney at the firms of Ravin Sarasohn Cook Baumgarten Fisch & Baime from September 1987 to September 1989, and Greenbaum Rowe Smith & Davis from September 1989 to March 1997, representing borrowers and lenders in numerous financing transactions, primarily involving real estate, distressed real estate and Chapter 11 reorganizations, as well as a broad variety of litigation and corporate law matters. From 1998 to 2002, Mr. Konig served as legal counsel, including as General Counsel, at New World Restaurant Group, Inc. (now known as Einstein Noah Restaurant Group, Inc.). From 2002 to December 2004, Mr. Konig served as Senior Vice President of Roma Food Enterprises, Inc. where he led operations and the restructuring and sale of the privately held company with approximately $300 million in annual revenues. Mr. Konig received a J.D. degree cum laude in 1987 from California Western School of Law, located in San Diego, California, an M.B.A. degree in Finance in 1988 from San Diego State University and a Bachelor of Commerce degree in 1982 from the University of Calgary.

Christopher J. Vohs, Chief Accounting Officer and Treasurer.  Mr. Vohs serves as Chief Accounting Officer and Treasurer of our Company, and has served as Chief Accounting Officer for BRRE, for our former advisor, Bluerock Multifamily Advisor, LLC, and for the Manager, all of which are affiliates of our Company, since joining BRRE in July 2010. In his role as Chief Accounting Officer for BRRE, our former advisor and the Manager, Mr. Vohs has been responsible for the oversight of all financial recordkeeping and reporting aspects of those companies. Previously, Mr. Vohs served as Corporate Controller for Roberts Realty Investors, Inc., a public multifamily REIT based in Atlanta, Georgia, from March 2009 to July 2010, where he was responsible for the accounting and financial reporting for the REIT. From October 2004 to March 2009, Mr. Vohs worked at Pulte Homes, a nationwide builder of single family homes, in various financial roles, including as Internal Audit Manager & Asset Manager and later as Vice President of Finance for Pulte’s Orlando and Southeast Florida operations. As Vice President of Finance, Mr. Vohs was responsible for all finance, accounting, and administrative operations of the division. From January 1999 to October 2004, Mr. Vohs worked as an Audit Manager for Deloitte & Touche, an international professional services firm, where he earned his CPA certification and focused on mid-size to large private and public companies in the manufacturing, finance, and communications industries. Mr. Vohs received his B.A. degree in Accounting from Michigan State University in 1998.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Introduction

Our Compensation Discussion and Analysis provides information to assist with understanding our executive compensation program, objectives and policies for our named executive officers (our “NEOs”) for fiscal year 2016, as well as our anticipated process for setting compensation for our NEOs and other executive officers following the Internalization. It also includes a discussion of the changes we expect to undergo in our relationship with our NEOs and other executive officers as a result of the Internalization and the impact this is expected to have on our compensation practices. Our NEOs for fiscal year 2016 were R. Ramin Kamfar, Chief Executive Officer and President, Michael L. Konig, Chief Operating Officer, Secretary and General Counsel, and Christopher J. Vohs, Chief Accounting Officer and Treasurer.

Pre-Internalization Compensation Program and Philosophy

Currently and at all times prior to the Internalization, we have no employees, and are externally managed by the Manager, BRG Manager, LLC, pursuant to the Management Agreement. The Manager provides us with our executive officers and investment team, and administers our business activities and day-to-day operations. The Manager pays our executive officers and others providing services to us from the fees collected pursuant to the Management Agreement and other sources. We have not paid, and for so long as we remain externally managed, we do not expect to pay, any cash or other compensation to our NEOs, nor have we made (nor, for so long as we remain externally managed, do we expect to make) any grants of awards under our Amended 2014 Incentive Plans of any kind to our NEOs. None of our executive officers received any options or stock directly from us, and we have not provided any of our executive officers with pension benefits or nonqualified deferred compensation plans. The Manager makes all decisions regarding the compensation of our executive officers, and any allocation of fees collected pursuant to the Management Agreement to compensation for our officers and other employee benefits is solely in the discretion of the Manager.

During this period, all of our NEOs are employees of an affiliate of the Manager. Each of our NEOs receive compensation reflecting their aggregated services to us, the Manager and/or its affiliates. We did not play a direct role in establishing or setting the level of compensation or the measures on which bonuses or long-term incentives, if any, would be based. During the period from July 1, 2016 through June 30, 2017, we paid the Manager approximately $12.8 million in fees pursuant to the Management Agreement. and reimbursed the Manager for approximately $2.2 million for out-of-pocket expenses. The Manager used a portion of the fees collected pursuant to the Management Agreement, as well as other sources, to compensate its employees. None of our expense reimbursements to the Manager were related to compensation expenses of the Manager’s personnel.

Anticipated Post-Internalization Compensation Program and Philosophy

If our stockholders approve both the Second Amended 2014 Incentive Plans pursuant to Proposal 1 and the Issuances pursuant to Proposal 2, we expect that the Internalization will be consummated. Manager Sub, which will then be an indirect subsidiary of the Company, has entered into employment agreements with two of our current NEOs (Messrs. Kamfar and Vohs), as well as our other executive officers (Messrs. Babb, Ruddy, and MacDonald), and has entered into a services agreement with our third current NEO (Mr. Konig) through K&A, which agreements will become effective upon the Closing of the Internalization. At such time, Messrs. Kamfar, Babb, MacDonald, Ruddy, and Vohs will become employees of, and Mr. Konig, through K&A, will become an independent contractor with, Manager Sub, and Manager Sub will thereafter pay them cash and other compensation in such capacities pursuant to their respective employment or services agreements (as applicable). In connection with negotiations between us and the Manager regarding the Internalization, we engaged FPL Associates L.P. (“FPL”), an independent executive compensation consulting firm, to advise the compensation committee on alternatives for post-Internalization executive compensation design. FPL provided the compensation committee with a market-based compensation benchmarking analysis summarizing the compensation practices among the Company’s peer companies, including with respect to base salary, annual target bonus opportunities, long-term target equity compensation opportunities, as well as severance and change in control arrangements at the Company’s peers. FPL also provided recommendations relating to the proposed compensation arrangements and terms of employment or service for the Company’s NEOs and other executive officers, and supplemental market benchmarking data that summarized the typical compensation and perquisites provided to executives in the Company’s peer group. FPL also provided recommendations with respect to certain terms and conditions of the Second Amended 2014 Incentive Plans and the amounts of the equity awards for which our NEOs and other executive officers will be eligible pursuant to the terms of their employment or services agreements. This information was discussed and considered by the compensation committee in negotiating the terms and conditions of employment and services agreements with each of our NEOs and other executive officers.

Following the Closing of the Internalization, the compensation committee will oversee the Company’s Second Amended 2014 Incentive Plans. The compensation committee will also oversee the compensation of our NEOs and other executive officers pursuant to the terms of their employment or services agreements, including awarding bonuses and making equity awards pursuant to the Second Amended 2014 Incentive Plans.

As in the past, the primary objective of our executive compensation program following the closing of the Internalization will be to align the interests of our executive officers with those of our stockholders in a way that allows us to attract and retain the best executive talent. The compensation committee has designed a compensation program intended to reward, among other things, favorable stockholder returns, share appreciation, same store net operating income growth, on-time and on-budget completion of development projects and our competitive position within our segment of the real estate industry, and each executive officer’s long-term career contributions to our Company. Compensation incentives designed to further these goals and to incentivize long-term careers with the Company will take the form of annual cash compensation as well as long-term vesting of one-time equity awards and both time- and performance-based incentive compensation, including annual performance bonuses and long-term equity awards, subject to performance criteria and targets established and administered by our compensation committee. In addition, our compensation committee may decide to make awards to new executive officers in order to attract talented professionals.

Elements of Anticipated Post-Internalization Executive Compensation

Base Salary.  Our compensation committee believes that payment of a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and qualified executives. Subject to our existing contractual obligations, we expect our compensation committee to consider salary levels for our NEOs and other executive officers annually as part of our performance review process as well as upon any promotion or other change in job responsibility. The goal of our base salary program is to provide salaries at a level that allows us to attract and retain qualified executives while preserving significant flexibility to recognize and reward individual performance with other elements of the overall compensation program. Base salary levels also affect the annual cash incentive compensation because each named executive officer’s annual bonus target opportunity is expressed as a percentage of base salary. The following items are generally considered when determining base salary levels:

•	market data provided by our outside consultants;
•	our financial resources;
•	the executive officer’s experience, scope of responsibilities, performance and prospects; and
•	internal equity in relation to other executive officers with similar levels of experience, scope of responsibilities, performance, and prospects.

In connection with the hiring and engagement of our current NEOs and other executive officers and the negotiation and execution of their employment and services agreements, our compensation committee set the base salaries or base payment, as applicable, for the remainder of fiscal year 2017 and fiscal year 2018 as set forth in the table below.

Name and Principal Position	Base Salary/Base Payment
R. Ramin Kamfar Chief Executive Officer	$400,000
Michael L. Konig (through K&A) Chief Legal Officer and Secretary	$300,000
Christopher J. Vohs Chief Financial Officer and Treasurer	$250,000
James G. Babb, III Chief Investment Officer	$325,000
Ryan S. MacDonald Chief Acquisitions Officer	$250,000
Jordan B. Ruddy Chief Operating Officer and President	$300,000

Annual Cash Incentive Compensation.  It is the intention of our compensation committee to make a meaningful portion of each of our executives’ compensation in future years contingent on achieving certain performance targets and an executive’s individual objectives in that year. Following Closing of the Internalization, each of our current NEOs and other executive officers will be eligible to receive an annual cash incentive bonus with a target amount of $400,000 for Mr. Kamfar, $300,000 for Mr. Konig (through K&A), $125,000 for Mr. Vohs, $325,000 for Mr. Babb, $250,000 for Mr. MacDonald, and $300,000 for Mr. Ruddy, subject to performance criteria and targets established and administered by the compensation committee. Annual cash incentive bonuses for the 2017 stub period will be determined in the reasonable business judgment of the board of directors or a committee thereof to which such responsibility has been delegated by the board of directors, based on their review of the Company’s performance and the performance of each such executive officer.

Long-Term Equity Incentive Awards.  There are two primary components of our long-term equity incentive awards, each of which will be administered through our Second Amended 2014 Incentive Plan for Individuals: (1) a time-vested equity award component, and (2) a performance-vested equity award component.

1.	Time-Vested Equity Awards. The objective of our time-vested equity award component is to attract and retain qualified personnel by offering an equity-based program that is competitive with our peer companies. Our compensation committee believes that these time-vested awards are necessary to successfully attract qualified executives, including our NEOs, and employees from the Manager’s affiliate, and will continue to be an important incentive for promoting executive and employee retention going forward. The initial awards under this plan were determined by the compensation committee in consultation with FPL, and subsequently reviewed with the Chief Executive Officer (with respect to all awards except his own). The initial time-vested equity awards were determined in part based upon each executive’s duration of tenure with the Manager’s affiliate and pay grade:
(A)	Beginning in fiscal year 2018, each of our current NEOs and other executive officers will be entitled to an annual grant of time-vested equity awards in the form of long-term incentive plan units of the Operating Partnership (“LTIP Units”) (each, an “Annual LTIP Award”), determined by dividing (x) $600,000 for Mr. Kamfar, $200,000 for Mr. Konig (through K&A), $50,000 for Mr. Vohs, $200,000 for Mr. Babb, $175,000 for Mr. MacDonald, and $200,000 for Mr. Ruddy, by (y) the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE MKT (or then-applicable exchange), for the twenty (20) trading days immediately preceding the date of grant of such award. Annual LTIP Awards will vest and become nonforfeitable in three equal installments on each anniversary of grant.

(B)	For the period between the date of Closing and the fiscal year ended December 31, 2017, each of our current NEOs and other executive officers will be entitled to a prorated Annual LTIP Award (each such award to any recipient, a “Closing LTIP Award”), determined by dividing (x) the pro-rated amount of each such executive officer’s initial Annual LTIP Award, by the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE MKT (or then-applicable exchange), for the twenty (20) trading days immediately preceding the date of grant of such award (each, a “2017 Prorated Annual LTIP Award”). 2017 Prorated Annual LTIP Awards will vest and become nonforfeitable in three equal installments on each anniversary of grant.
2.	Performance-Vested Equity Awards. The objective of our performance-vested equity award component is to implement our objective of promoting a performance-focused culture by rewarding our executive officers, including our NEOs, and other employees of Manager Sub, based upon achievement of Company and individual performance targets. When determining the quantity and amount of awards to be granted, the compensation committee assessed the same factors considered in setting base salaries and base payment, as applicable, described above, but with a greater emphasis on performance measures we believe drive our long-term success:
(A)	Beginning in fiscal year 2018, each of our current NEOs and other executive officers will be entitled to an annual grant of long term performance-vested equity awards in the form of LTIP Units (each, a “Long Term Performance Award”) for a three-year performance period, subject to the performance criteria and targets established and administered by the compensation committee, with a target equal to that year’s Annual LTIP Award and a maximum equal 150% of to that year’s Annual LTIP Award. Long Term Performance Awards will vest and become nonforfeitable effective as of the last day of the performance period.
(B)	For the period between the date of closing and December 31, 2017, no performance-vested equity awards will be granted.

Initial Commitment Awards.  In order to further incentivize and retain our current NEOs and other executive officers following the Internalization, each will be granted an award of LTIP Units (each, an “Initial Commitment Award”) that will vest and become nonforfeitable in five equal installments on each anniversary of grant. The amount of the Initial Commitment Awards will be determined by dividing (x) $2,500,000 for Mr. Kamfar, $1,250,000 for Mr. Babb, $1,250,000 for Mr. MacDonald, $1,250,000 for Mr. Ruddy, $500,000 for Mr. Vohs, and $1,250,000 for Mr. Konig (through K&A), by (y) the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE MKT (or then-applicable exchange), for the twenty (20) trading days immediately preceding the date of grant of such award.

Distributions on LTIP Units.  Distributions on LTIP Units granted to our executive officers pursuant to the awards described above will be paid from the date of grant; provided, that (i) solely with respect to LTIP Units granted as part of Long Term Performance Awards, distributions shall be paid at the rate of ten percent (10%) of the distributions otherwise payable with respect to such LTIP Units until the last day of the three-year performance period (or the date of forfeiture, if earlier); and (ii) with respect to each LTIP Unit granted as part of a Long Term Performance Award that becomes fully vested in accordance with the terms of an executive officer’s employment or services agreement, such executive officer shall be entitled to receive, as of the date of such vesting, a single cash payment equal to the distributions payable with respect to each such LTIP Unit back to the date of grant, minus the distributions already paid on each such LTIP Unit in accordance with clause (i), in each case subject to certain potential limitations on distributions set forth in the limited partnership agreement of our Operating Partnership and intended to preserve the U.S. federal income tax treatment of such LTIP Units as “profits interests.”

Say-on-Pay Vote

At our 2014 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs. A substantial majority of our stockholders (93.69%) that voted at the 2014 annual meeting of stockholders approved the compensation of our NEOs as described in our proxy statement for the 2014 annual meeting of stockholders. The compensation committee reviewed the results of this advisory “say-on-pay” vote and considered it in determining specific award amounts granted to our NEOs for 2016. The compensation committee will also carefully consider the results of the non-binding stockholder advisory vote on executive compensation being held at this 2017 Annual Meeting of stockholders, along with other expressions of stockholder views it receives on specific policies and desirable actions.

Say-on-Frequency Vote

At our 2014 annual meeting of stockholders, our stockholders who voted recommended by a strong majority (77.15%) that we hold a non-binding, advisory stockholder vote on the compensation of our NEOs every three years. As a result of this vote, a non-binding, advisory vote on the compensation of our NEOs is being held at this 2017 Annual Meeting of stockholders. Our next say-on-frequency vote is scheduled for our 2020 annual meeting of stockholders.

Cash and Other Compensation

Currently and at all times prior to the Internalization, we have no employees, and each of our executive officers is employed by an affiliate of the Manager. We will not reimburse the Manager for compensation paid to our executive officers. During this period, officers will be eligible for awards under our Amended 2014 Individuals Plan. However, since our inception, no awards have been granted to our executive officers under our Amended 2014 Individuals Plan.

Following consummation of the Internalization, we will begin to pay compensation directly to our NEOs as employees or executives of Manager Sub, which will then be an indirect subsidiary of the Company, and we expect to grant certain awards to certain of our NEOs and other executive officers under the Second Amended 2014 Individuals Plan in 2017 as described under Proposal 1.

Former Incentive Plan

We previously adopted the Bluerock Multifamily Growth REIT, Inc. Long Term Incentive Plan, or the former Incentive Plan, to provide an incentive to our employees, officers, directors, and consultants, and employees and officers of our former advisor, by offering such persons an opportunity to participate in our growth through ownership of our common stock or through other equity-related awards. Under the former Incentive Plan, we had reserved and authorized an aggregate number of 2,000,000 shares of our common stock for issuance.

2014 Incentive Plans

On December 16, 2013, our board of directors adopted, and on January 23, 2014 our stockholders approved, the 2014 Equity Incentive Plan for Individuals (the “2014 Individuals Plan”), and the 2014 Equity Incentive Plan for Entities (the “2014 Entities Plan”), to attract and retain independent directors, executive officers and other key employees, including officers and employees of the Manager, our Operating Partnership and their affiliates, and other service providers, including the Manager and its affiliates. We refer to both the 2014 Individuals Plan and the 2014 Entities Plan collectively as the “2014 Incentive Plans.” The 2014 Incentive Plans provide for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. Upon the approval by our stockholders of the 2014 Individuals Plan and the 2014 Entities Plan, our former Incentive Plan was terminated. No awards were granted to our executive officers under our former Incentive Plan. All restricted stock previously granted under our former Incentive Plan may receive distributions, whether vested or unvested. No additional grants of common stock or other equity-related awards will be made under our former Incentive Plan.

On April 7, 2015, our board of directors adopted, and on May 28, 2015 our stockholders approved, the amendment and restatement of the 2014 Individuals Plan (the “Amended 2014 Individuals Plan”) and the 2014 Entities Plan (the “Amended 2014 Entities Plan,” and together with the Amended 2014 Individuals Plan, the “Amended 2014 Incentive Plans”). Upon the approval by our stockholders of the Amended 2014 Incentive Plans, the 2014 Individuals Plan and the 2014 Entities Plan were terminated. Under the Amended 2014 Incentive Plans, we had reserved and authorized an aggregate number of 475,000 shares of our common stock for issuance. No awards have been granted to our executive officers under our Amended 2014 Incentive Plans.

Equity Compensation Plan Information.  The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our Amended 2014 Incentive Plans, as of December 31, 2016:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	—	—	7,500
Equity compensation plans not approved by security holders	—	—	—
Total:	—	—	7,500

Equity Compensation to Manager

On August 3, 2016, we issued a grant of LTIP Units under the Amended 2014 Incentive Plans to the Manager. The equity grant consisted of 176,610 LTIP Units. The LTIP Units will vest ratably over a three-year period that began in August 2016, subject to certain terms and conditions. The LTIP Units may be convertible into OP Units under certain conditions and then may be settled in shares of our Class A Common Stock. The LTIP Units provide for the payment of distribution equivalents at the same time distributions are paid to holders of our Class A Common Stock.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS1

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussion, the compensation committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee
Romano Tio, Chairman
I. Bobby Majumder
Brian D. Bailey

Compensation Committee Interlocks and Insider Participation

The members of the compensation committee are Romano Tio, I. Bobby Majumder and Brian D. Bailey, each of whom is an independent director. None of these directors has at any time served as an officer or employee of the Company. None of our executive officers has served as a director or member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation Committee. Accordingly, during 2016, there were no interlocks with other companies within the meaning of the SEC’s rules.

Compensation of Directors

If a director is also one of our executive officers, we do not pay any compensation to that person for services rendered as a director. We pay each of our independent directors an annual retainer of $25,000, and the audit committee chairman is paid an additional $10,000 annually. In addition, we pay our independent directors $2,500 in cash per board meeting attended in person or telephonically, and $2,000 in cash for each committee meeting attended in person or telephonically, including each meeting of the Special Committee. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

[1]	The material in the foregoing Compensation Committee Report is not “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the 1933 Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, other than our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, where it shall be deemed to be “furnished,” irrespective of any general incorporation language contained in such filing.

On March 24, 2015, in accordance with the 2014 Individuals Plan, the board of directors authorized and each of our independent directors received two grants of 2,500 restricted shares of our Class A Common Stock, and on March 24, 2016, in accordance with the Amended 2014 Individuals Plan, the board of directors authorized the acceleration of vesting of such shares, which vested (i) 834 shares on March 24, 2015, and (ii) 4,166 shares on March 24, 2016. Also on March 24, 2016, in accordance with the Amended 2014 Individuals Plan, the board of directors authorized and each of our independent directors received a grant of 2,500 restricted shares of our Class A Common Stock, which vested immediately.

We have provided below certain information regarding compensation earned by and paid to our directors and during fiscal year 2016 (amounts in thousands).

Name	Fees Paid in Cash in 2016(1)	Restricted Stock Awards(2)	Total
Brian D. Bailey(3)	$81	$26	$107
I. Bobby Majumder(4)	85	26	111
Romano Tio(5)	79	26	105
Gary T. Kachadurian	—	—	—
R. Ramin Kamfar	—	—	—

(1)	Includes the $25,000 annual retainer paid in 2016, which retainer also compensated for services to be rendered in 2017 in the amount of $8,333.
(2)	Reflects 2,500 shares of restricted stock granted in 2016 under the Amended 2014 Individuals Plan to each non-employee director. The amounts reported for each non-employee director reflect the grant date fair value of the award based on the closing price of the shares on March 24, 2016 (i.e. $10.33).
(3)	Includes eighteen $2,000 payments and five $2,500 payment related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Includes seven $1,000 payments for six meetings held in 2015, but paid in 2016.
(4)	Includes fifteen $2,000 payments and five $2,500 payment related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Includes seven $1,000 payments for six meetings held in 2015, but paid in 2016. Also includes $10,000 for compensation as audit committee chairman.
(5)	Includes seventeen $2,000 payments and five $2,500 payment related to joint board of directors/audit committee/investment committee teleconference and in-person meetings, respectively. Includes seven $1,000 payments for six meetings held in 2015, but paid in 2016.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Affiliates

As described further below, we have entered into agreements with certain affiliates pursuant to which they will provide services to us. Our independent directors have reviewed the material transactions between our affiliates and us since the beginning of 2016. Set forth below is a description of such transactions since that time and the independent directors’ determination of their fairness.

Management Agreement

At the closing of the IPO, we entered into the Management Agreement with the Manager.

The amounts payable to the Manager for the twelve-month period ended June 30, 2017 are as reflected in the following table (amounts in thousands):

	Approximate Dollar Value of Mr. Kamfar’s Interest In Company Incurred Amounts(1)(2)	Twelve-Month Period Ended June 30, 2017
Base Management Fee	$8,674	$8,674
Incentive Fee	$4,138	$4,138
Expense Reimbursement	$1,539	$1,539
Offering Expense Reimbursements	$681	$681

(1)	For the twelve months ended June 30, 2017.
(2)	The base management fee and incentive fee amounts above reflect the gross revenues payable to the Manager for services provided. While we are externally managed, the Manager incurs expenses related to any and all personnel of the Manager who provide services to the Company, including each of the officers of the Company, which include salaries, bonus and other wages, payroll taxes and the costs of employee benefit plans and insurance with respect to such personnel. In addition, while we are externally managed, the expense and offering expense reimbursements reimburse the Manager for specific out-of-pocket expenses incurred by the Manager that benefit the Company.

While we are externally managed, the Manager may retain, at our sole cost and expense, the services of such persons and firms as the Manager deems necessary in connection with our management and operations (including accountants, legal counsel and other professional service providers), provided that such expenses are in amounts no greater than those that would be payable to third-party professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis. The Manager has in the past retained, and going forward (while we are externally managed) may retain K&A, the law firm wholly-owned by Michael L. Konig, our Chief Operating Officer, Secretary and General Counsel, for itself or on our behalf to provide transaction based legal services, if the Manager determines that such retention would be less expensive than retaining third party professionals. There were no fees and expenses payable by us to K&A in 2016.

The independent directors reviewed our relationship with the Manager during 2016 and considered it to be fair. The independent directors believe that the amounts payable to the Manager under the Management Agreement are similar to those paid by other publicly offered, unlisted, externally advised REITs and that while we are externally managed, this compensation is necessary in order for the Manager to provide the desired level of services to us and our stockholders.

Dealer Manager Agreement for Series B Preferred Stock Offering

In conjunction with the offering of the Series B Preferred Stock, we entered into a dealer manager agreement (the “Series B Dealer Manager Agreement”) with Bluerock Capital Markets, LLC (“Bluerock Capital Markets”), our affiliate, pursuant to which it assumed dealer manager responsibilities for our Series B Preferred Stock Offering. Pursuant to the Series B Dealer Manager Agreement, Bluerock Capital Markets will receive up to 7.0% and 3.0% of the gross offering proceeds from the offering as selling commissions and dealer manager fees, respectively. Bluerock Capital Markets re-allows the sales commissions and a significant portion of the dealer manager fees to participating broker-dealers, and in total, incurs costs in excess of the 10%, which excess costs are borne by Bluerock Capital Markets.

Summary of Fees and Reimbursements to Dealer Manager

Summarized below are the fees earned and expenses reimbursable to Bluerock Capital Markets, LLC, our affiliated dealer manager, and any related amounts payable for the twelve-month period ended June 30, 2017 (amounts in thousands).

	Approximate Dollar Value of Mr. Kamfar’s Interest In REIT Incurred Amounts(1)	Incurred for the Twelve-Month Period Ended June 30, 2017
Type of Compensation
Selling Commissions	$6,556	$6,556
Dealer Manager Fees	2,810	2,810
Total:	$9,366	$9,366

(1)	The selling commissions and dealer manager fees are paid in conjunction with the offering of the Company’s Series B Redeemable Preferred Stock and Warrants. Selling commissions and the dealer manager fee equal 7.0% and 3.0% of aggregate gross proceeds, respectively. Each is payable to Bluerock Capital Markets. Bluerock Capital Markets generally reallows all or a portion of its selling commissions and dealer manager fees to participating broker-dealers, and is expected to incur costs in excess of the 10%, which costs will be borne by Bluerock Capital Markets.

Transactions with Affiliates of The Manager

We have entered into several transactions with four private real estate funds that are affiliates of BRRE, an affiliate of the Manager, in connection with our investments. Bluerock Special Opportunity + Income Fund, LLC (“Fund I”) and Bluerock Growth Fund (“BGF”) are managed and controlled by BRRE. Bluerock Special Opportunity + Income Fund II, LLC (“Fund II”) and Bluerock Special Opportunity + Income Fund III, LLC (“Fund III”) are managed and controlled by a wholly owned subsidiary of BRRE. Mr. Kamfar and a family owned limited liability company are the indirect owners of 100% of the membership interests of BRRE, and each of our and the Manager’s officers is also an officer of BRRE.

Alexan CityCentre Interests

On July 1, 2014, through BRG T&C BLVD Houston, LLC, a wholly-owned subsidiary of the Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with BGF, Fund II and Fund III, affiliates of the Manager, and an affiliate of Trammell Crowe Residential, to develop a 340-unit Class A apartment community located in Houston, Texas, to be known as Alexan CityCentre. The Company has made a capital commitment of approximately $7.7 million to acquire 100% of the Class A preferred equity interests in BR T&C BLVD JV Member, LLC all of which has been funded as of December 31, 2016 (of which $1.2 million earns a 20% preferred return).

On June 7, 2016, the Alexan CityCentre property owner, which is owned by an entity in which the Company owns an indirect interest, entered into a loan modification agreement to amend the terms of its construction loan financing the construction and development of the Alexan CityCentre property (the “Alexan Development”). The maximum principal amount available to the borrower under the terms of the modified loan is $55.1 million of which approximately $25.4 million is outstanding at December 31, 2016. The maturity date is January 1, 2020, subject to a single one-year extension exercisable at the option of the borrower. The interest rate on the loan is a variable per annum rate equal to the prime rate plus 0.5%, or LIBOR plus 3.00%, at the borrower’s option. The loan requires monthly interest payments until the maturity date, after which $60,000 monthly payments of principal will be required in addition to payment of accrued interest during the maturity extension period. The borrower was required to initially fund approximately $2.6 million as an interest reserve and approximately $0.6 million as an operating deficit reserve. Certain unaffiliated third parties agreed to guaranty the completion of the development of the Alexan Development and provided partial guaranties of the borrower’s principal and interest obligations under the loan. The borrower is required to complete the Alexan Development by December 31, 2017 (without extension for any reason). To obtain the loan modification, the borrower was required to contribute additional equity for the Alexan Development in the amount of approximately $2.2 million to be applied to development costs, of which the Company funded approximately $0.7 million and Bluerock Growth Fund II (“BGF II”), an affiliate of the Manager, funded $1.3 million as Class B preferred interests earning a 20% preferred return.

Alexan Southside Place Interests

On January 12, 2015, through BRG Southside, LLC, a wholly-owned subsidiary of its Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture, along with Fund II and Fund III, which are affiliates of the Manager, and an affiliate of Trammell Crow Residential, to develop an approximately 270-unit Class A apartment community located in Houston, Texas, to be known as Alexan Southside Place. Alexan Southside Place will be developed upon a tract of land ground leased from Prokop Industries BH, L.P., a Texas limited partnership, by BR Bellaire BLVD, LLC, as tenant under an 85-year ground lease. The Company has made a capital commitment of $17.3 million to acquire 100% of the preferred equity interests in BRG Southside, LLC, all of which has been funded as of December 31, 2016.

In conjunction with the Alexan Southside development, on April 7, 2015, the Alexan Southside leasehold interest holder, which is owned by an entity in which the Company owns an indirect interest, entered into a $31.8 million construction loan with Bank of America, NA of which $0.01 million is outstanding at December 31, 2016, which is secured by the leasehold interest in the Alexan Southside Place property. The loan matures on April 7, 2019, and contains a one-year extension option, subject to certain conditions including a debt service coverage, loan to value ratio and payment of an extension fee. The loan bears interest on a floating basis on the amount drawn based on the base rate plus 1.25% or LIBOR plus 2.25%. Regular monthly payments are interest-only during the initial term, with payments during the extension period based on a thirty-year amortization. The loan can be prepaid without penalty.

APOK Townhomes Interests

On September 1, 2016, through BRG Boca, LLC, or BRG Boca, a wholly-owned subsidiary of its Operating Partnership, the Company made a common equity investment in a multi-tiered joint venture, along with Fund II, an affiliate of the Manager, and NCC Development Group, or the Boca JV, to develop a 90-unit Class A apartment community located in Boca Raton, Florida to be known as APOK Townhomes. The Company made a capital commitment of approximately $11.2 million to acquire common interests in BR Boca JV Member, LLC, or BR Boca JV Member, of which $7.3 million had been funded as of December 31, 2016.

On January 6, 2017, (i) Fund II redeemed the common equity interest held by BRG Boca in BR Boca JV Member for $7.2 million, (ii) BRG Boca obtained a 0.5% common equity interest in BR Boca JV Member, and (iii) the Company, through BRG Boca, provided a mezzanine loan in the amount of $11.2 million to BR Boca JV Member, or the BRG Boca Mezz Loan. The BRG Boca Mezz Loan is secured by the BR Boca JV Member’s approximate 89.6% common equity interest in the Boca JV. The BRG Boca Mezz Loan bears interest at a fixed rate of 15.0%, and matures on January 6, 2020. Regular monthly payments are interest-only during the initial term. The BRG Boca Mezz Loan can be prepaid without penalty. The Company has the right to exercise an option to purchase, at the greater of a 25 basis point discount to fair market value or a 15% internal rate of return for Fund II, up to a 100% common membership interest in BR Boca JV Member (the mezzanine borrower), which is 99.5% owned by Fund II and which currently holds an approximate 89.6% common equity interest in the Boca JV and in the APOK Townhomes property, subject to certain promote rights of our unaffiliated development partner.

Crescent Perimeter

On December 12, 2016, through a wholly-owned subsidiary of its Operating Partnership, the Company made an initial common equity investment of approximately $15.2 million in the affiliated member of a multi-tiered joint venture, along with Fund II, an affiliate of the Manager, and an affiliate of Crescent Communities, or the Crescent Perimeter JV, to acquire a tract of real property located in Atlanta, Georgia for the development of a 320-unit, Class A apartment community to be known as Crescent Perimeter. The Company intends to make an additional common equity investment in the second quarter of 2017 in the amount of approximately $5.3 million and, at or about that time, to restructure our entire investment, expected to be approximately $20.5 million in the aggregate, into an upper-tier mezzanine loan to our affiliated member of the Crescent Perimeter JV. That mezzanine loan is expected to provide for a current-pay interest rate of 15% per annum and, once the project is substantially completed, is further expected to allow us to exercise an option to purchase at a 25 basis point discount to fair market value, up to a 100% common membership interest in our affiliated member, which is expected to hold an approximately 59.7% interest in the Crescent Perimeter JV and in the Crescent Perimeter property, subject to certain promote rights of Crescent Communities in the Crescent Perimeter JV.

Domain Phase 1 Interests

On November 20, 2015, through a wholly-owned subsidiary of the Operating Partnership, BRG Domain Phase 1, LLC, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with Fund II, an affiliate of the Manager, and an affiliate of ArchCo Residential, to develop an approximately 299-unit, class A, apartment community located in Garland, Texas. The property will be developed upon a tract of approximately 10 acres of land. The Company has made a capital commitment of $24.4 million to acquire 100% of the preferred equity interests in BR Member Domain Phase I, LLC, of which $5.2 million has been funded at December 31, 2016.

EOS Interests

On July 29, 2014, through BRG UCFP Investor, LLC, a wholly-owned subsidiary of the Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with Bluerock Special Opportunity + Income Fund I, LLC (“Fund I”), an affiliate of the Manager, and CDP UCFP Developer, LLC, to develop a 296-unit Class A apartment community located in Orlando, Florida, to be known as EOS. The Company made a capital commitment of approximately $3.6 million to acquire 100% of the Class A preferred equity interests in BR Orlando UCFP, LLC all of which had been funded as of November 10, 2016.

In conjunction with the EOS development, on May 14, 2014, an indirect unconsolidated subsidiary, entered into a $27.5 million construction loan with KeyBank National Association which is secured by the EOS property, of which approximately $27.0 million is outstanding at November 10, 2016. The loan was scheduled to mature on May 14, 2017, and contained two one-year extension options, subject to certain conditions including a debt service coverage, loan to value ratio and payment of an extension fee. The loan bore interest on a floating basis on the amount drawn based on one-month LIBOR plus 2.15%. Regular monthly payments were interest-only during the initial term, with payments during the extension period based on a thirty-year amortization. The loan could be prepaid without penalty.

On November 10, 2016, through an indirect subsidiary of the Operating Partnership, the Company converted its $3.6 million preferred equity investment in the joint venture into a 31% common investment. The Company recognized a $3.8 million gain on the conversion based on the estimated fair market value of the joint venture, which was based on the anticipated sale price of the underlying property that was under a sales contract which sale closed on December 19, 2016. In addition, an unaffiliated joint venture partner’s interest was purchased for $4.2 million in conjunction with the sale and 49.9% of Fund III interest was purchased for $8.2 million. The underlying property was sold for $52.0 million, subject to certain prorations and adjustments typical in such transactions. After deductions for the existing construction loan encumbering the EOS property in the amount of $27.0 million and payment of closing costs and fees of $0.9 million, and buyout of the joint venture partners, the sale of the underlying property generated proceeds of approximately $5.1 million to the Company for its proportionate ownership of the underlying joint venture.

Flagler Village Interests

On December 18, 2015, through BRG Flagler Village, LLC, a wholly-owned subsidiary of the Operating Partnership, BRG Flagler Village, LLC, the Company made an investment in a multi-tiered joint venture along with Fund II, an affiliate of the Manager, and an affiliate of ArchCo Residential, to develop an approximately 384-unit, Class A apartment community located in Ft. Lauderdale, Florida. The Company has made a capital commitment of $58.2 million to acquire common interests in BR Flagler Village, LLC, of which $14.0 million has been funded at December 31, 2016.

Helios, formerly known as Cheshire Bridge Interests

On May 29, 2015, through BRG Cheshire, LLC, a wholly-owned subsidiary of its Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture, along with Fund III and an affiliate of Catalyst Development Partners II, to develop a 285-unit Class A apartment community located in Atlanta, Georgia, to be known as Cheshire Bridge Apartments. The Company has made a capital commitment of $16.4 million to acquire 100% of the preferred equity interests in BRG Cheshire, LLC, all of which has been funded as of December 31, 2016.

In conjunction with the Cheshire Bridge development, on December 16, 2015, the Helios property owner, which is owned by an entity in which the Company owns an indirect interest, entered into a $38.1 million construction loan with The PrivateBank and Trust Company which is secured by the fee simple interest in the Cheshire property, of which approximately $13.8 million is outstanding at December 31, 2016. The loan matures on December 16, 2018, and contains two one-year extension options, subject to certain conditions including a debt service coverage, loan to value ratio and payment of an extension fee. The loan bears interest on a floating basis on the amount drawn based on one-month LIBOR plus 2.50%. Regular monthly payments are interest-only during the initial term, with payments during the extension period based on a thirty-year amortization. The loan can be prepaid without penalty.

Lake Boone Trail Interests

On December 18, 2015, through BRG Lake Boone, LLC, a wholly-owned subsidiary of the Operating Partnership, BRG Lake Boone, LLC, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with Fund II, an affiliate of the Manager, and an affiliate of Tribridge Residential, LLC, to develop an approximately 245-unit, Class A apartment community located in Raleigh, North Carolina (“Lake Boone Trail”). The Company has made a capital commitment of $12.3 million to acquire 100% of the preferred equity interests in BR Lake Boone, LLC, of which $9.9 million has been funded at December 31, 2016.

In conjunction with the Lake Boone Trail development, on June 23, 2016, the Lake Boone property owner, which is owned by an entity in which the Company owns an indirect interest, entered into a $25.2 million construction loan with Citizens Bank, National Association which is secured by the fee simple interest in the Lake Boone Trail property, of which none is outstanding as of December 31, 2016. The loan matures on December 23, 2019, and contains one extension option for one year to five years, subject to certain conditions including construction completion, a debt service coverage, loan to value ratio and payment of an extension fee. The loan bears interest on a floating basis on the amount drawn based on one-month LIBOR plus 2.65%. Regular monthly payments are interest-only during the initial term, with payments during the extension period based on a thirty-year amortization. The loan can be prepaid without penalty.

Park & Kingston

In May 2016, in conjunction with combining the operations of Park & Kingston Phase I and Phase II into one ownership entity and entering into a financing transaction for the Phase II units, Fund III purchased 4% of the interest of the Phase II units for $0.1 million, in order for the ownership interest of the two parties to be consistent with the Phase I ownership.

Vickers Village

On December 20, 2016, through joint venture subsidiaries of the Operating Partnership, the Company made a common equity investment of approximately $8.5 million to obtain an approximately 80% interest in a multi-tiered joint venture structure along with Fund III, an affiliate of the Manager, an affiliate of TPA Group, and our development partner, King Lowry Ventures, or the Vickers Village JV, for the development of a 79-unit, Class A apartment community in the Roswell submarket of Atlanta, Georgia, to be known as Vickers Village. The Company intends to make an additional common equity investment in the second quarter of 2017 in the amount of approximately $1.9 million and, at or about that time, to restructure our entire investment, expected to be approximately $10.4 million in the aggregate, into an upper-tier mezzanine loan to our affiliated member of the Vickers Village JV. That mezzanine loan is expected to provide for a current-pay interest rate of 15% per annum and, once the project is substantially completed, is further expected to allow us to exercise an option to purchase at a 25 basis point discount to fair market value, up to a 100% common membership interest in our affiliated member, which is expected to hold an approximately 79.6% interest in the Vickers Village JV and in the Vickers Village property, subject to certain promote rights of our development partner in the Vickers Village JV.

West Morehead Interests

On January 6, 2016, through BRG Morehead NC, LLC, or BRG Morehead NC, a wholly-owned subsidiary of the Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with Fund II, an affiliate of the Manager, and an affiliate of ArchCo Residential, or the West Morehead JV, to develop an approximately 286-unit Class A apartment community located in Charlotte, North Carolina to be known as West Morehead. The Company made a capital commitment of approximately $24.7 million to acquire 100% of the preferred equity interests in BR Morehead JV Member, LLC, or BR Morehead JV Member, of which $6.5 million had been funded as of December 29, 2016.

On December 29, 2016, (i) Fund II redeemed the preferred equity investment held by BRG Morehead NC in BR Morehead JV Member for $6.5 million, (ii) BRG Morehead NC obtained a 0.5% common interest in BR Morehead JV Member, and (iii) the Company, through BRG Morehead NC, provided a mezzanine loan in the amount of $21.3 million to BR Morehead JV Member, or the BRG West Morehead Mezz Loan. The BRG West Morehead Mezz Loan is secured by the BR Morehead JV Member’s approximate 95.0% interest in the West Morehead JV. The BRG West Morehead Mezz Loan matures on December 29, 2019, and bears interest at a fixed rate of 15.0%. Regular monthly payments are interest-only during the initial term. The BRG West Morehead Mezz Loan can be prepaid without penalty. The Company has the right to exercise an option to purchase, at the greater of a 25 basis point discount to fair market value or 15% internal rate of return for Fund II, up to a 100% common membership interest in BR Morehead JV Member (the mezzanine borrower), which is 99.5% owned by Fund II and which currently holds an approximate 95.0% interest in the West Morehead JV and in the West Morehead property, subject to certain promote rights of our unaffiliated development partner.

In conjunction with the West Morehead development, on December 29, 2016, the West Morehead property owner, which is owned by an entity in which the Company owns an indirect interest, entered into a $34.5 million construction loan with Bank of the Ozarks, or the West Morehead Construction Loan, of which $0.01 million is outstanding at December 31, 2016, and which is secured by the West Morehead property. The West Morehead Construction Loan matures on December 29, 2019, and contains two one-year extension options, subject to certain conditions including a debt service coverage, loan to value ratio and payment of an extension fee. The West Morehead Construction Loan bears interest on a floating basis on the amount drawn based on LIBOR plus 3.75%, subject to a minimum of 4.25%. Regular monthly payments are interest-only until September 2019, with further payments based on a twenty-five year amortization. The West Morehead Construction Loan can be prepaid without penalty.

In addition, on December 29, 2016, the West Morehead property owner, which is owned by an entity in which the Company owns an indirect interest, entered into a $7.3 million mezzanine financing with Nationwide Mutual Fire Insurance Company of which none is outstanding at December 31, 2016, which is secured by membership interest in the joint venture developing the West Morehead property. The loan matures on December 29, 2019, and contains two one-year extension options, subject to certain conditions including a debt service coverage, loan to value ratio, extension of the West Morehead Construction Loan and payment of an extension fee. The loan bears interest at a fixed rate of 11.5%. Regular monthly payments are interest-only. The loan can be prepaid prior to maturity provided the lender receives a cumulative return of 30% of its loan amount including all principal and interest paid.

Whetstone Interests

On May 20, 2015, through BRG Whetstone Durham, LLC, a wholly-owned subsidiary of its Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture, along with Fund III and an affiliate of TriBridge Residential, LLC, to acquire a 204-unit Class A apartment community located in Durham, North Carolina, to be known as Whetstone Apartments. The Company has made a capital commitment of $12.9 million to acquire 100% of the preferred equity interests in BRG Whetstone Durham, LLC, all of which has been funded as of December 31, 2016 (of which $0.7 million earns a 20% preferred return).

On October 6, 2016, the Company entered into an agreement that provided for an extended twelve-month period in which it had a right to convert into common ownership. If the Company does not elect to convert into common ownership at that point, its preferred return would then decrease to 6.5%.

KeyBank Land Loan

On March 15, 2016, the Company and several affiliated unconsolidated borrowers entered into an approximately $14.9 million secured credit facility with KeyBank as lender (the “Credit Facility”). The Credit Facility was paid off during the three months ended March 31, 2017.

Internalization Transactions

See “Proposal 2: The Issuances — Description of the Internalization and the Contribution Agreement.”

Current Policies and Procedures Relating to Conflicts of Interest

Code of Business Conduct and Ethics

We do not have a policy that expressly restricts any of our directors, officers, stockholders or affiliates, including the Manager and its officers and employees, from having a pecuniary interest in an investment in or from conducting, for their own account, business activities of the type we conduct. However, our code of business conduct and ethics contains a conflicts of interest policy that prohibits our directors, officers and personnel, and while we are externally managed, the employees and officers of the Manager and its affiliates who provide services to us, from engaging in any transaction that involves an actual conflict of interest with us. Notwithstanding the prohibitions in our code of business conduct and ethics, after considering the relevant facts and circumstances of any actual conflict of interest, our board of directors may, on a case-by-case basis and in their sole discretion, waive such conflict of interest for executive officers or directors, and must be promptly disclosed to stockholders. Waivers for other personnel may be made by our Chief Executive Officer. Waivers of our code of business conduct and ethics will be required to be disclosed in accordance with the NYSE MKT and SEC requirements. A copy of our code of business conduct and ethics is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”

Interested Director and Officer Transactions

Pursuant to the Maryland General Corporation Law, a contract or other transaction between us and a director or between us and any other corporation or other entity in which any of our directors is a director or has a material financial interest is not void or voidable solely on the grounds of such common directorship or interest. The common directorship or interest, the presence of such director at the meeting at which the contract or transaction is authorized, approved or ratified or the counting of the director’s vote in favor thereof will not render the transaction void or voidable if:

•	the fact of the common directorship or interest is disclosed or known to our board of directors or a committee of our board of directors, and our board of directors or such committee authorizes, approves or ratifies the transaction or contract by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum;
•	the fact of the common directorship or interest is disclosed or known to our stockholders entitled to vote thereon, and the transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of shares owned of record or beneficially by the interested director or corporation or other entity; or
•	the transaction or contract is fair and reasonable to us at the time it is authorized, ratified or approved.

Related Person Transaction Policy

We have adopted a related person transaction policy, for which the audit committee oversees compliance. The related person transaction policy requires that all existing or proposed transactions, arrangements, relationships, or series of similar transactions, arrangements or relationships, involving an amount in excess of $120,000 in which we, our Operating Partnership or any of our subsidiaries is a participant, and in which any of our directors or executive officers, any immediate family member of a director or executive officer, any 5.0% stockholders in us, or any immediate family member of any such stockholder, had or will have a direct or indirect material interest, be considered and approved by our audit committee. A copy of our related person transaction policy is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”

Clawback Policy

Our compensation committee has adopted a policy on the clawback of incentive compensation. We are pleased that it has not been necessary for us to invoke this policy. The policy is applicable to incentive-based compensation (including equity and equity-based compensation) that is paid, issued or vests based on the achievement of performance objectives (“Incentive Awards”) granted on or after its effective date to current or former executive officers while an executive officer (“Covered Executives”). The policy will be invoked in the event that (a) the Company is required to restate its financial statements, due to material noncompliance with any financial reporting requirement under U.S. federal securities laws (whether or not based on fraud or misconduct) (and the board of directors or the compensation committee has not determined that such restatement (i) is required or permitted under GAAP in connection with the adoption or implementation of a new accounting standard or (ii) was caused by the Company’s decision to change its accounting practice as permitted by applicable law), and (b) the performance measurement period with respect to the grant or vesting of such Incentive Awards includes one or more fiscal periods affected by such restatement.

In such event, under the terms of the policy, our board of directors or the compensation committee will determine whether, within three (3) completed fiscal years preceding the restatement date and any interim period, any Covered Executives received Incentive Awards in excess of the amount to which he or she would otherwise have been entitled based on the restated financial statements (such excess amount, “Excess Compensation”). If the board of directors or the compensation committee determines that any Covered Executive received Excess Compensation, the Company will be entitled to recover such Excess Compensation from such Covered Executive, and our board of directors or the compensation committee, in its sole discretion and subject to applicable law, will take such action as it deems necessary to recover such Excess Compensation. Such actions may include (i) requiring repayment or return of prior Incentive Awards made to such Covered Executive, including Incentive Awards not affected by the accounting restatement, (ii) cancelling unvested Incentive Awards, or (iii) adjusting the future compensation of such Covered Executive.

In the event that the board of directors or the compensation committee determines that a Covered Executive’s acts or omissions constituted fraud or misconduct, then in addition to the recovery of Incentive Awards, the board of directors or the compensation committee may (i) take (in the case of the board of directors), or recommend to the board of directors (in the case of the compensation committee), disciplinary action, including termination, and (ii) pursue other available remedies, including legal action.

In addition, each award that may be granted under the Second Amended 2014 Incentive Plans will be subject to the condition that we may require that such award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of any recoupment or “clawback” policy of ours as in effect on the date that the payment was made, or on the date the award was granted or exercised or vested or earned, as applicable.

Our board of directors and compensation committee recognize that the Dodd-Frank legislation enacted in 2010 may, following rulemaking, require some modification of these policies. Our board of directors and compensation committee intend to review any rules adopted as a result of that legislation and to adopt any modifications to these policies that become required by applicable law.

Lending Policies

We may not make loans to our directors, officers or other employees except in accordance with our code of business conduct and ethics and applicable law.

Independent Registered Public Accounting Firm

BDO USA, LLP has served as our independent auditors since October 3, 2012. The appointment of BDO USA, LLP as our independent public accountants was unanimously approved by the audit committee of our board of directors.

We expect that representatives of BDO USA, LLP will be present at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The aggregate fees billed to us for professional accounting services by BDO USA, LLP, including the audit of our annual financial statements for the years ended December 31, 2016 and 2015, are set forth in the table below (amounts in thousands):

	2016	2015
Audit fees	$958	$859
Audit-related fees	—	—
Tax fees	149	131
All other fees	—	—
Total	$1,107	$990

For purposes of the preceding table professional fees are classified as follows:

•	Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.
•	Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.
•	Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.
•	All other fees — These are fees for any services not included in the above-described categories.

Pre-Approval Policies

In order to ensure that the provision of such services does not impair the auditors’ independence, the audit committee charter requires the audit committee to pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. In addition, the audit committee, may, in its discretion, delegate one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to the full audit committee at its next scheduled meeting.

All services rendered by BDO for the year ended December 31, 2016 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, the independent auditors devote more time and have access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.

In this context, the audit committee reviewed and discussed the 2016 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with BDO, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee received from BDO the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the audit committee concerning independence, and discussed with BDO their independence from us. In addition, the audit committee considered whether BDO’s provision of non-audit services is compatible with BDO’s independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

August 21, 2017	The Audit Committee of the Board of Directors: I. Bobby Majumder (Chairman) Brian D. Bailey Romano Tio

PROPOSAL 4
RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, you and the other stockholders will vote for, against or abstain from voting to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. This proposal is considered “routine” under NYSE MKT rules, so brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Where no such vote is cast, the appointed proxies will vote FOR this proposal.

Vote Required

Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 4. Abstentions and broker non-votes will have no effect on the result of the votes on this proposal, but they will count toward the establishment of a quorum.

If this proposal is not approved by our stockholders, the adverse vote will be considered a direction to our audit committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the fiscal year ending December 31, 2017 will stand, unless our audit committee determines there is a reason for making a change.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

PROPOSAL 5
NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our board of directors is committed to corporate governance best practices and recognizes the significant interest of stockholders in executive compensation matters. In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This non-binding, advisory vote, commonly referred to as a “say-on-pay” vote, is not intended to address any specific item of compensation, but instead relates to the information set forth in the “Executive Officer and Director Compensation” section of this proxy statement regarding our executive compensation program

The vote on this proposal will not be binding on the Company, our board of directors or our compensation committee, and it will not be construed as overruling any decision by us or our board of directors or creating or implying any change to, or additional, fiduciary duties for us or our board of directors. However, the compensation committee of our board of directors, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our NEOs, will carefully consider the stockholder vote on this matter, along with other expressions of stockholder views it receives on specific policies and desirable actions. If there are a significant number of unfavorable votes, our compensation committee will seek to understand the concerns that influenced the vote and evaluate whether any actions are necessary to address those concerns in making future decisions affecting our executive compensation program.

As discussed in the “Executive Officer and Director Compensation” section of this proxy statement, our board of directors believes that our compensation program is directly linked to our business objectives of generating income for our stockholders and growing our market capitalization. For example:

•	While we currently do not pay our NEOs or other executive officers any cash compensation, our compensation committee may grant our NEOs or other executive officers equity awards under our Amended 2014 Equity Incentive Plan for Individuals. If our stockholders approve the Second Amended 2014 Incentive Plans and the Issuances, then following the Internalization, our NEOs or other executive officers will receive cash compensation, and may be granted equity awards by our compensation committee under the Second Amended 2014 Incentive Plan for Individuals, as set forth under “Executive Officer and Director Compensation — Anticipated Post-Internalization Compensation Program and Philosophy.” Such awards are intended to align the interests of our executive officers with those of our stockholders, thereby allowing our executive officers to share in the creation of value for our stockholders through stock appreciation and dividends.
•	These equity awards are generally subject to vesting requirements, and are designed to promote the retention of management and to achieve strong performance for our Company.
•	These awards further provide flexibility to us in our ability to enable the Manager and its affiliates to attract, motivate and retain talented individuals at the Manager and its affiliates.

Resolution

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that Bluerock Residential Growth REIT, Inc.’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s NEOs as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the “Executive Officer and Director Compensation” section and other related disclosure.”

The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR this proposal.

Vote Required

Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 5. Abstentions and broker non-votes will have no effect on the result of the votes on this proposal, but they will count toward the establishment of a quorum.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE NON-BINDING, ADVISORY RESOLUTION
REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 6
ADJOURNMENT

Proposal 6 is to consider and vote upon the proposal to approve adjourning the Annual Meeting, if necessary or appropriate in the discretion of the Chairman of the Special Meeting, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve either the Second Amended 2014 Incentive Plans, or the Issuances.

General

The Annual Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the chairman of the Annual Meeting, to permit further solicitation of proxies to obtain additional votes in favor of either the Second Amended 2014 Incentive Plans, or the Issuances (the “Adjournment”).

If, at the Annual Meeting, the number of shares of Class A Common Stock present or represented and voting in favor of either the proposal to approve the Second Amended 2014 Incentive Plans, or the proposal to approve the Issuances, is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our board of directors to solicit additional proxies for approval of such proposal. In addition, as permitted by the Maryland General Corporation Law, prior to the Annual Meeting being convened, the meeting may be postponed by our board of directors to a date not more than 120 days after the record date for the Annual Meeting. Moreover, pursuant to our bylaws, the chairman of the Annual Meeting may adjourn the meeting without any action by the stockholders and without regard to whether a quorum is present. We are asking our stockholders to approve this Proposal 6 for the Adjournment if necessary or appropriate in the discretion of the chairman of the Annual Meeting.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of Proposal 6. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” APPROVAL OF THE ADJOURNMENT.

PROXY CARD

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

IN PERSON
You may vote the shares in person by attending the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E32392-P97016 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

	For All	Withhold All	For All Except
3. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2018 and until their successors are elected and qualified (except as marked to the contrary).	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

NOMINEES:

01) R. Ramin Kamfar
02) Gary T. Kachadurian
03) Brian D. Bailey
04) I. Bobby Majumder
05) Romano Tio

	For	Against	Abstain
1. The approval of the amendment and restatement of each of the Amended 2014 Individuals Plan and the Amended 2014 Entities Plan.	☐	☐	☐
2. The approval of the Issuances.	☐	☐	☐
4. The ratification of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐
5. The approval of the non-binding, advisory resolution on the compensation of our named executive officers as disclosed in the proxy statement.	☐	☐	☐
6. The approval of the Adjournment.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2016 Annual Report to Stockholders.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CONSOLIDATED ID TEMPLATE V1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Meeting, Proxy Statement and 2016 Annual Report to Stockholders are available at www.bluerockresidential.com.

E32393-P97016

The undersigned hereby appoints R. Ramin Kamfar and Christopher J. Vohs, and each with full power of substitution to represent and vote as designated on the reverse side, all the shares of Class A Stock of Bluerock Residential Growth REIT, Inc. held of record by the undersigned as of August 22, 2017 at the Annual Meeting of Stockholders to be held at the Warwick Hotel located at 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Oxford Room (2nd Floor), on October 26, 2017, or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side.)

SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
SELECTED HISTORICAL FINANCIAL DATA
(In thousands, except share and per share amounts)

The following table sets forth, for the periods and as of the dates indicated, our selected unaudited historical financial data on a consolidated basis. Operating results for the six months ended June 30, 2017 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read in conjunction with our consolidated financial statements and notes thereto, and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” incorporated by reference in this proxy statement.

	Six Months Ended June 30, (unaudited)		Year Ended December 31,
	2017	2016	2016	2015	2014	2013	2012
	Historical	Historical	Historical	Historical	Historical	Historical	Historical
Operating Data:
Total revenue	$53,710	$35,033	$77,051	$44,255	$30,363	$12,070	$2,571
Operating loss	(4,194)	(1,311)	(1,032)	(1,623)	(3,565)	(1,125)	(4,074)
Net income (loss)	44,696	(4,585)	(2,974)	7,643	(6,558)	(4,413)	7,365
Net (income) loss attributable to noncontrolling interests	18,900	(150)	1,355	5,855	(1,386)	(1,442)	3,444
Preferred share dividends	(12,233)	(4,451)	(13,763)	(1,153)	—	—	—
Net income (loss) available to common stockholders	12,579	(9,179)	(18,985)	635	(5,172)	(2,971)	3,921
Earnings (loss) per common share, basic
Continuing operations	$0.49	$(0.45)	$(0.91)	$0.04	$(0.98)	$(2.70)	$2.22
Discontinued operations	—	—	—	—	0.02	(0.19)	0.11
Basic Earnings (loss)	$0.49	$(0.45)	$(0.91)	$0.04	$(0.96)	$(2.89)	$2.33
Earnings (loss) per common share, diluted
Continuing operations	$0.49	$(0.45)	$(0.91)	$0.04	$(0.98)	$(2.70)	$2.20
Discontinued operations	—	—	—	—	0.02	(0.19)	0.11
Diluted earnings (loss)	$0.49	$(0.45)	$(0.91)	$0.04	$(0.96)	$(2.89)	$2.31
Weighted average shares outstanding:
Basic	25,535,178	20,604,124	20,805,852	17,404,348	5,381,787	1,032,339	1,676,778
Diluted	25,535,839	20,604,124	20,805,852	17,417,198	5,381,787	1,032,339	1,696,253
Cash dividends declared per BRG common share	$0.58	$0.58	$1.16	$1.16	$0.92	$0.31	$0.31
Balance Sheet Data (as of end of period):
Total assets	1,440,783	859,031	1,241,322	699,227	343,887	171,764	155,816
Total mortgages payable, net	775,591	456,451	710,575	380,102	210,644	95,773	95,285
Other Data:
Net cash provided by (used in) operating activities	27,242	18,278	34,444	16,708	5,145	245	(2,048)
Net cash used in investing activities	(129,357)	(112,749)	(512,903)	(288,710)	(89,085)	(16,545)	(10,852)
Net cash provided by financing activities	159,360	116,621	491,546	317,903	104,015	16,495	15,269

SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA OF THE COMPANY

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA
(In thousands, except share and per share amounts)

The following table sets forth, for the periods and as of the dates indicated, our selected unaudited historical financial and pro forma financial data on a consolidated basis. The selected pro forma financial data have been derived from our unaudited pro forma consolidated financial statements, included elsewhere in this proxy statement. Pro forma and operating results for the six months ended June 30, 2017 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read in conjunction with our consolidated financial statements and notes thereto, and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” incorporated by reference in this proxy statement and our unaudited pro forma financial statements included elsewhere in this proxy statement.

	Six Months Ended June 30, (unaudited)			Year Ended December 31,
	2017		2016	2016		2015	2014	2013	2012
	Pro Forma	Historical	Historical	Pro Forma	Historical	Historical	Historical	Historical	Historical
Operating Data:
Total revenue	$62,614	$53,710	$35,033	$97,262	$77,051	$44,255	$30,363	$12,070	$2,571
Operating income (loss)	5,322	(4,194)	(1,311)	641	(1,032)	(1,623)	(3,565)	(1,125)	(4,074)
Net income (loss)	52,293	44,696	(4,585)	(5,524)	(2,974)	7,643	(6,558)	(4,413)	7,365
Net (income) loss attributable to noncontrolling interests	22,184	18,900	(150)	(1,174)	1,355	5,855	(1,386)	(1,442)	3,444
Preferred share dividends	(12,233)	(12,233)	(4,451)	(13,763)	(13,763)	(1,153)	—	—	—
Net income (loss) available to common stockholders	16,892	12,579	(9,179)	(18,406)	(18,985)	635	(5,172)	(2,971)	3,921
Earnings (loss) per common share, basic
Continuing operations	$0.61	$0.49	$(0.45)	$(0.85)	$(0.91)	$0.04	$(0.98)	$(2.70)	$2.22
Discontinued operations	—	—	—	—	—	—	0.02	(0.19)	0.11
Basic Earnings (loss)	$0.61	$0.49	$(0.45)	$(0.85)	$(0.91)	$0.04	$(0.96)	$(2.89)	$2.33
Earnings (loss) per common share, diluted
Continuing operations	$0.61	$0.49	$(0.45)	$(0.85)	$(0.91)	$0.04	$(0.98)	$(2.70)	$2.20
Discontinued operations	—	—	—	—	—	0.02	(0.19)	0.11
Diluted earnings (loss)	$0.61	$0.49	$(0.45)	$(0.85)	$(0.91)	$0.04	$(0.96)	$(2.89)	$2.31
Weighted average shares outstanding:
Basic	26,360,498	25,535,178	20,604,124	21,631,172	20,805,852	17,404,348	5,381,787	1,032,339	1,676,778
Diluted	26,361,159	25,535,839	20,604,124	21,631,172	20,805,852	17,417,198	5,381,787	1,032,339	1,696,253
Cash dividends declared per BRG common share	$0.58	$0.58	$0.58	$1.16	$1.16	$1.16	$0.92	$0.31	$0.31
Balance Sheet Data (as of end of period):
Total assets	1,438,752	1,440,783	859,031	N/A	1,241,322	699,227	343,887	171,764	155,816
Total mortgages payable, net	775,591	775,591	456,451	N/A	710,575	380,102	210,644	95,773	95,285
Other Data:
Net cash provided by (used in) operating activities	27,242	27,242	18,278	33,661	34,444	16,708	5,145	245	(2,048)
Net cash used in investing activities	(129,357)	(129,357)	(112,749)	(553,075)	(512,903)	(288,710)	(89,085)	(16,545)	(10,852)
Net cash provided by financing activities	159,360	159,360	116,621	491,546	491,546	317,903	104,015	16,495	15,269

HISTORICAL AND PRO FORMA PER SHARE DATA OF THE COMPANY

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
HISTORICAL AND PRO FORMA PER SHARE DATA

The following table sets forth, for the periods and as of the dates indicted, our selected unaudited historical financial and pro forma per share data on a consolidated basis. The selected pro forma per share data have been derived from our unaudited pro forma consolidated financial statements, included elsewhere in this proxy statement. Pro forma operating results for the six months ended June 30, 2017 are not necessarily indicative of results that may be expected for the entire year. The information set forth below should be read in conjunction with our consolidated financial statements and notes thereto, and our “Management Discussion and Analysis of Financial Condition and Results of Operations,” incorporated by reference in this proxy statement, and our unaudited pro forma financial statements, included elsewhere in this proxy statement.

	Six Months Ended June 30, (unaudited)			Year Ended December 31,
	2017		2016	2016		2015	2014	2013	2012
	Pro Forma	Historical	Historical	Pro Forma	Historical	Historical	Historical	Historical	Historical
Cash distributions declared per weighted average share	$0.58	$0.58	$0.58	$1.16	$1.16	$1.16	$0.92	$0.31	$0.31
Net income (loss) per weighted average share	$0.61	$0.49	$(0.45)	$(0.85)	$(0.91)	$0.04	$(0.96)	$(2.89)	$2.31

	At June 30,			At December 31,
	2017		2016	2016		2015	2014	2013	2012
	Pro Forma	Historical	Historical	Pro Forma	Historical	Historical	Historical	Historical	Historical
Book value per outstanding share	$7.14	$8.98	$9.17	N/A	$8.17	$10.11	$10.36	$4.97	$4.97

SELECTED HISTORICAL FINANCIAL DATA OF THE MANAGER

The following table sets forth selected financial data relating to the Manager’s historical financial condition and results of operations for the six months ended June 30, 2017 and 2016, the years ended December 31, 2016 and 2015, and for the period from inception to December 31, 2014. Please read the following selected financial data of the Manager in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Manager” and the Manager’s (1) audited balance sheets as of December 31, 2016, 2015 and 2014, and the related audited statements of comprehensive income, statements of members’ equity, and statements of cash flows for the years ended December 31, 2016 and 2015, and for the period from inception to December 31, 2014, together with the related notes thereto, and (2) unaudited balance sheets as of June 30, 2017 and 2016, and the related audited statements of comprehensive income, statements of members’ equity, and statements of cash flow for the periods of January 1, 2017 to June 30, 2017 and January 1, 2016 to June 30, 2016.

SELECTED HISTORICAL FINANCIAL DATA OF THE MANAGER
For the six months ended June 30, 2017 and 2016 and the years ended December 31, 2016, 2015, and for the period from inception (April 2, 2014) to December 31, 2014
(Unaudited, in thousands)

	For the Six Months Ended June 30,		For the Years Ended December 31,		For the Period From Inception to December 31, 2014
	2017	2016	2016	2015
Total revenues	$10,829	$4,146	$10,026	$6,647	$880
Net income (loss)	10,244	3,836	9,368	6,366	880
Distributions Paid	926	516	1,234	1,292	570
Cash flows provided by operating activities	1,462	512	1,230	1,297	570
Cash flows used in investing activities	(537)	—	—	—	—
Cash flows used in financing activities	(926)	(516)	(1,234)	(1,292)	(569)

	At June 30,		At December 31,
	2017	2016	2016	2015	2014
Total assets	$25,802	$10,387	$16,480	$5,681	$354

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE MANAGER

(In thousands, except per share amounts)

Overview

BRG Manager, LLC (the “Manager”) was formed in 2014 and serves as our business manager and advisor. The Company is a party to a Management Agreement dated April 2, 2014, as amended, with the Manager to provide the administration of business activities and day-to-day operations of the Company and its Operating Partnership.

The initial term of the agreement commenced April 2, 2014, and ended April 2, 2017, at which time, the agreement automatically renewed for an additional one year period through April 2, 2018. The Management Agreement renews automatically thereafter, for one year periods, unless terminated by 180 days prior written notice and two-thirds vote of the Company’s Independent Directors (if by the Company), or upon 180 days prior written notice (if by the Manager).

Pursuant to the terms of the Management Agreement, the Manager earns Base Management Fees and may potentially earn Incentive Fees and Equity Incentive Awards (“Awards”) in connection with the management and administration of the Company.

Base Management Fees are based on an amount equal to the sum of (a) 0.25% of the Company’s existing and contributed stockholders’ equity, per annum, at the time of the IPO (April 2, 2014), and (b) 1.50% of the Company’s stockholders’ equity raised, per annum, post-IPO. The Base Management Fees are calculated and payable in quarterly installments, in arrears, and may be paid in either cash or LTIP Units.

Incentive Fees, to the extent applicable, are calculated and payable quarterly and may be paid in cash or LTIP Units. Incentive Fees are calculated as the difference between (1) the product of (a) 20% and (b) the difference between (i) Adjusted Funds From Operation (“AFFO”) of the Company for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price of equity securities issued in the IPO and future offerings and transactions of the Company, multiplied by the weighted average number of all Class A Common Stock outstanding on a fully diluted basis in the previous 12-month period, exclusive of equity securities issued prior to the IPO, and (B) 8%, and (2) the sum of any Incentive Fees paid to the Manager with respect to the first three calendar quarters of such previous 12-month period; provided however, that no Incentive Fee is payable with respect to any calendar quarter unless AFFO is greater than zero for the four most recently completed calendar quarters, or the number of completed calendar quarters since the closing date for the IPO (April 2, 2014), whichever is less.

The Company may earn Awards pursuant to the terms of the Company’s Amended and Restated 2014 Equity and Incentive Plan for Entities effective for May 28, 2015. Awards are performance based and are governed by the Compensation Committee of the Company’s Board of Directors. Awards may be paid in cash or LTIP Units. Awards issued in the form of LTIP units vest over a three-year period.

The Manager is entitled to reimbursements of general and administrative expenses which are paid by Bluerock Real Estate Holdings, LLC, an affiliate of Bluerock.

Significant Accounting Policies

Revenue Recognition

Pursuant to the Management Agreement (as defined above) with the Company, the Manager earns a base management fee, and potentially earns incentive fees and awards (collectively “Fees”). The Manager records the Fees as they are earned.

The Fees may be paid from time to time in the form of non-cash LTIP Units, which are eligible for cash distribution/dividend payments from the Company’s Operating Partnership. In addition to the Fees, the Manager recognizes other income on account of its cumulative LTIP Unit holdings to the extent of distributions/dividends received on those holdings.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Manager has elected to be taxed as a partnership under the Internal Revenue Code, which requires that taxes be paid at the individual member level.

Investments

Fees payable to the Manager may be paid in cash or LTIP Units. Investments in the Company’s LTIP Units consist of equity securities that are recorded at fair value based on the hierarchy determined according to accounting standards and are classified as available for sale.

Fair Value Measurements

Accounting standards require certain assets and liabilities of the Manager (particularly its LTIP Unit holdings) be reported at fair value in the financial statements and provide a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

Fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Manager has the ability to access.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

In instances where inputs used to measure fair value fall into different levels in the above fair value hierarchy, fair value measurements in their entirety are categorized based on the lowest level input that is significant to the valuation. The Manager’s assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset or liability.

The Manager has received, as consideration for certain activities performed under the Management Agreement, LTIP Units, a class of equity in the Company’s Operating Partnership. The Manager has processes in place to select the appropriate valuation technique for its LTIP Unit Holdings. For purposes of recording revenue, “Cost Basis” of the investments reported on the balance sheet refers to the fair value of LTIP Units at issuance. Notably, the Company employs the following valuation methodology on its LTIP Unit Holdings:

1.	For LTIP Units that have not vested, those LTIP Units are not recognized, which is in accordance with GAAP.
2.	For LTIP Units that have vested, but which have not achieved Capital Account Equivalency “CAE”, those LTIPs will be valued in accordance with a Protective Put Option Pricing Model used to discount a lack of marketability (a level 3 on the fair value hierarchy, which measures the average future volatility of the underlying assets). For purposes of the financial statements, these LTIP Units will be presented at cost with an allowance to fair market value to adjust the carrying value of this category of LTIP Units pursuant to Protective Put Option Pricing Model used to discount a lack of marketability.

3.	For LTIP Units that have vested and achieved CAE, those LTIP Units will be fully valued based on Level 2 of the fair value hierarchy. The valuation of this category of LTIP Unit will be based on the share price of the Company’s common stock as of the close of markets on the date of the financial statement presentation. Upon vesting and achieving CAE, these units may be presented to and redeemed by the Company for either Class A Shares of Common Stock, or cash. The Company has discretion over which form of consideration will be issued or paid (Class A Shares of Common Stock or cash) upon a redemption request from the Manager.

The Manager’s policies and procedures related to its LTIP Unit valuation methodology are reassessed at least quarterly to determine if the current valuation techniques are still appropriate. At that time, the unobservable inputs used in the fair value measurements are evaluated and adjusted, as necessary, based on current market conditions and other third-party information.

Results of Operations

Below is a discussion of the results from operations of the Manager for the six-month periods ended June 30, 2017 and 2016 and the years ended December 31, 2016, and 2015, and the period from Inception (April 2, 2014) through December 31, 2014.

Substantially all of the revenue of the Manager is derived from fees paid by us for business management and advisor services. The expenses of the Manager are primarily comprised of general and administrative expenses related to its operations

Results of operations for the six-month period ended June 30, 2017 as compared to June 30, 2016

Net income for the six months ended June 30, 2017 was $10,244 as compared to net income of $3,836 for the six months ended June 30, 2016. The change in net income is described in more detail below. The following tables include certain selected financial information for the six-month periods ended June 30, 2017 and 2016. This data should be read in conjunction with financial statements of the Manager, including the notes thereto, included elsewhere in this proxy statement.

	For the six months Ended June 30,
	2017	2016
Total revenues	$10,829	$4,146
Total expenses	585	310
Net income	$10,244	$3,836

The following discussion relating to changes in the results of operations of the Manager includes only certain of those line items within its statements of operations for which there was a material change between the six-month periods ended June 30, 2017 and 2016.

For the six-month period ended June 30, 2017, the total revenues of the Manager increased to $10,829 from $4,146 during the same period in 2016. The increase is primarily attributable to approximately $2,300 in incremental Base Management Fees earned by the Manager on account of the Company’s equity issuances over the twelve-month period from July 1, 2016 through June 30, 2017. Additionally, the Manager recognized approximately $3,900 in Incentive Fee revenue from the Company during the six-month period ended June 30, 2017 vs $0 during the six-month period ended June 30, 2016. Further, approximately $500 of the increase is primarily attributable to increased dividends/distribution revenues received on account of the Manager’s continued collection of its fees in the form of LTIP Units issued by the Company versus cash paid for those fees by the Company.

Total expenses increased from $310 to $585, an increase of $275, for the six-month period ended June 30, 2017, as compared to the same period in 2016. The increase was primarily attributable to an increase in general and administrative expenses required to provide business and advisor services to the Company.

Results of operations for the year ended December 31, 2016 as compared to December 31, 2015

Net income for the year ended December 31, 2016 was $9,368 as compared to $6,366 for the year ended December 31, 2015. The change in net income is described in more detail below. The following tables include certain selected financial information for the calendar years ended December 31, 2016 and 2015. This data should be read in conjunction with the financial statements of the Manager, including the notes thereto, included elsewhere in this proxy statement.

	For the years ended December 31,
	2016	2015
Total revenues	$10,026	$6,647
Total expenses	658	281
Net income	$9,368	$6,366

The following discussion relating to changes in the results of operations of the Manager includes only certain of those line items within its statements of income for which there was a material change between the years ended December 31, 2016 and 2015.

For the year ended December 31, 2016, the total revenues of the Manager increased $3,379 to $10,026 from $6,647 during the year ended December 31, 2015. The increase is primarily attributable to approximately $3,000 in incremental Base Management Fees earned by the Manager on account of the Company’s equity issuances over the calendar year of 2016. Additionally, the Manager recognized approximately $1,100 in Award related revenue from the Company during 2016 as compared to $0 during 2015. The above were off-set by an approximate $800 reduction from 2015 to 2016 in recognized Incentive Fee related income.

Total expenses increased $377 from $281 to $658 for the year ended December 31, 2016, as compared to the same period in 2015. The increase was primarily attributable to an increase in general and administrative expenses required to provide business and advisor services to the Company.

Results of operations for the year ended December 31, 2015 as compared to Inception (April 2, 2014) through December 31, 2014

Net income for the year ended December 31, 2015 was $6,366 as compared to net income of $880 from Inception (April 2, 2014) through December 31, 2014. The change in net income is described in more detail below. The following table includes certain selected financial information for the fiscal years ended December 31, 2015 and from Inception (April 2, 2014) through December 31, 2014. This data should be read in conjunction with the financial statements of the Manager, including the notes thereto, included elsewhere in this proxy statement.

	For the year ended and Inception (April 2, 2014) through December 31,
	2015	2014
Total revenues	$6,647	$880
Total expenses	281	—
Net income	$6,366	$880

The following discussion relating to changes in the results of operations of the Manager includes only certain of those line items within its statements of income for which there was a material change between the fiscal year ended December 31, 2015 and from Inception (April 2, 2014) through December 31, 2014.

For the year ended December 31, 2015, net income of the Manager increased $5,486 to $6,366 from $880 from Inception (April 2, 2014) through December 31, 2014. The increase is primarily attributable to approximately $2,300 in incremental Base Management Fees earned by the Manager on account of the Company’s equity issuances over the calendar year 2015. Additionally, the Manager recognized approximately $1,000 in Incentive Fee revenue, $1,000 in assigned fees from our former advisor, and $800 in recognized fees related to LTIP Units issued to the Manager at IPO. There were $0 of these fees recognized from Inception through December 31, 2014. Further, approximately $400 of the increase was attributable to increased dividends/distribution revenues received on account of the Manager’s continued collection of its fees in the form of LTIP Units issued by the Company versus cash paid for those fees by the Company.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires our directors and executive officers, and any persons beneficially owning more than 10% of our outstanding shares of common stock, to file with the SEC reports with respect to their initial ownership of our common stock and reports of changes in their ownership of our common stock. As a matter of practice, our administrative staff and outside counsel assists our directors and executive officers in preparing these reports, and typically file those reports on behalf of our directors and executive officers. Based solely on a review of the copies of such forms filed with the SEC during fiscal year 2016 and on written representations from our directors and executive officers, we believe that during fiscal year 2016, all of our directors and executive officers filed the required reports on a timely basis under Section 16(a).

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

If a stockholder wishes to present a proposal at the 2018 annual meeting, our bylaws require that the stockholder give advance written notice to our secretary, Michael L. Konig, at our executive offices no earlier than April 8, 2018 and no later than May 8, 2018. However, if we hold our 2018 annual meeting before September 26, 2018, or after November 25, 2018, stockholders must submit proposals no earlier than 150 days prior to the 2018 annual meeting date and no later than the later of 120 days prior to the 2018 annual meeting date or ten (10) days after announcement of the 2018 annual meeting date. The mailing address of our principal executive offices is 712 Fifth Avenue, 9th Floor, New York, New York 10019.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

Whether you plan to attend the Annual Meeting and vote in person or not, we urge you to have your vote recorded. Stockholders can submit their votes by proxy by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2017
(In thousands, except share and per share amounts)

	Bluerock Residential Growth REIT, Inc. Historical (a)	Pro Forma Adjustments for
		BRG Manager (b)	BRG Manager Elimination Adjustments (c)	Pro forma Adjustments		Pro Forma Total
ASSETS
Net Real Estate Investments
Land	$147,562	$—	$—	$—		$147,562
Buildings and improvements	930,471	—	—	—		930,471
Furniture, fixtures and equipment	29,148	—	—	185	(d)	29,333
Construction in progress	24,890	—	—	—		24,890
Total Gross Real Estate Investments	1,132,071	—	—	185		1,132,256
Accumulated depreciation	(35,269)	—	—	—		(35,269)
Total Net Real Estate Investments	1,096,802	—	—	185		1,096,987
Cash and cash equivalents	139,292	—	—	(491)	(d)	137,076
				(1,725)	(e)
Restricted cash	41,048	—	—	—		41,048
Notes and accrued interest receivable from related parties	56,849	—	—	—		56,849
Due from affiliates	1,240	6,410	(6,410)	—		1,240
Accounts receivable, prepaid and other assets	6,193	19,392	(19,392)	—		6,193
Preferred equity investments and investments in unconsolidated real estate joint ventures	94,184	—	—	—		94,184
In-place lease intangible assets, net	5,175	—	—	—		5,175
Total Assets	$1,440,783	$25,802	$(25,802)	$(2,031)		$1,438,752
LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY
Mortgages payable	$775,591	$—	$—	$—		$775,591
Accounts payable	3,416	1,259	(1,259)	—		3,416
Other accrued liabilities	19,006	—	—	—		19,006
Due to affiliates	6,831	—	—	—		6,831
Distributions payable	8,326	—	—	—		8,326
Total Liabilities	813,170	1,259	(1,259)	—		813,170
8.250% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, 10,875,000 shares authorized, and 5,721,460 issued and outstanding as of June 30, 2017	138,605	—	—	—		138,605

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2017
(In thousands, except share and per share amounts) – (continued)

	Bluerock Residential Growth REIT, Inc. Historical (a)	Pro Forma Adjustments for
		BRG Manager (b)	BRG Manager Elimination Adjustments (c)	Pro forma Adjustments		Pro Forma Total
Series B Redeemable Preferred Stock, liquidation preference $1,000 per share, 150,000 shares authorized, 95,552 issued and outstanding as of June 30, 2017	84,058	—	—	—		84,058
7.6250% Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, 4,000,000 shares authorized, 2,323,750 issued and outstanding as of June 30, 2017	56,202	—	—	—		56,202
Stockholders’ Equity
Preferred stock, $0.01 par value, 230,975,000 shares authorized; none issued and outstanding	—	—	—	—		—
7.125% Series D Cumulative Preferred Stock, liquidation preference $25.00 per share, 4,000,000 shares authorized; 2,850,602 issued and outstanding, historical and pro forma	68,710	—	—	—		68,710
Common stock – Class A, $0.01 par value, 747,586,185 shares authorized; 24,191,951 shares issued and outstanding, historical and pro forma, respectively	242	—	—	—		242
Common stock – Class C	—	—	—	820	(d)	820
Additional paid-in-capital	321,948	24,543	(24,543)	1,437	(e)	331,385
				8,000	(f)
Distributions in excess of cumulative earnings	(87,130)	—	—	(41,315)	(d)	(139,607)
				(3,162)	(e)
				(8,000)	(f)
Total Stockholders’ Equity	303,770	24,543	(24,543)	(42,220)		261,550
Noncontrolling Interests
Operating partnership units	2,017	—	—	40,189	(d)	42,206
Partially owned properties	42,961	—	—	—		42,961
Total Noncontrolling Interests	44,978	—	—	40,189		85,167
Total Equity	348,748	24,543	(24,543)	(2,031)		346,717
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY	$1,440,783	$25,802	$(25,802)	$(2,031)		$1,438,752

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2017

The unaudited pro forma consolidated balance sheet is presented as if the acquisition of BRG Manager, LLC (the “Manager”) had occurred on June 30, 2017. The unaudited pro forma consolidated balance sheet is not necessarily indicative of what our actual financial position would have been at June 30, 2017, nor does it purport to represent our future financial position.

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the six months ended June 30, 2017.
(b)	Historical consolidated financial information derived from the Manager’s, financial statements for the six months ended June 30, 2017.
(c)	Represents the elimination of BRG Manager’s financial information, which will be consolidated within our financial statements upon acquisition.
(d)	The consideration paid by the Company for the Internalization transaction will be allocated to fair value of the assets acquired, consisting of certain assets used or held for use in connection with the performance by the Manager of its obligations under the Management Agreement, including but not limited to certain IT equipment, furniture and other assets, with the residual amount being recorded as an expense. Thus, the Internalization transaction represents a multi-element transaction in which the acquisition of Manager Sub and the Management Agreement, as a primary component of the transaction, will be recorded as an expense in the Company’s post-Internalization financial statements. The preliminary allocation of the cost of the internalization consideration for the acquisition of the Manager is as follows:

Internalization consideration	$41,315
Furniture, fixtures, and equipment	185
Total internalization consideration	$41,500
Paid in the form of:
Operating partnership units	$40,189
Class C Shares	820
Cash	491
$41,500
(e)	Represents one-time non recurring costs related to our internalization. We estimate that our costs paid in cash will be approximately $1.425 million to third parties, $0.3 million to the Manager pursuant to the Contribution Agreement, and $1.437 million related to the vesting of 212,203 LTIPs upon internalization under the existing equity plan at June 30, 2017.
(f)	Represents one-time, non-recurring equity closing award issued upon internalization vesting over five years paid to executive officers pursuant to the employment agreements.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2017

	Bluerock Residential Growth REIT, INC. Historical (a)	Pro Forma Adjustments for
		CWS Portfolio (b)	Subtotal before Internalization	BRG Manager (c)	BRG Manager Elimination Adjustments (d)	Pro Forma Adjustments		Pro Forma Total
Revenues
Net rental income	$47,482	$8,438	$55,920	$—	$—	$—		$55,920
Other property revenues	2,608	466	3,074	—	—	—		3,074
Interest income from related parties	3,620	—	3,620	—	—	—		3,620
BRG Manager income	—	—	—	10,829	(10,829)	—		—
Total revenues	53,710	8,904	62,614	10,829	(10,829)	—		62,614
Expenses
Property operating	20,476	3,946	24,422	—	—	—		24,422
General and administrative	3,146	—	3,146	585	(585)	3,859	(e)	6,122
						198	(f)	—
						(1,081)	(g)	—
Management fees	8,931	—	8,931	—	—	(8,931)	(h)	—
Acquisition and pursuit costs	3,200	—	3,200	—	—	—		3,200
Management internalization	820	—	820	—	—	(820)	(i)	—
Depreciation and amortization	21,331	3,100	24,431	—	—	—		24,431
Total expenses	57,904	7,046	64,950	585	(585)	(6,775)		58,175
Operating (loss) income	(4,194)	1,858	(2,336)	10,244	(10,244)	6,775		4,439
Other income (expense)
Other income	17	—	17	—	—	—		17
Preferred returns and equity in income of unconsolidated real estate joint ventures	5,177	—	5,177	—	—	—		5,177
Gain on sale of real estate investments	50,040	—	50,040	—	—	—		50,040
Gain on sale of joint venture interest	10,238	—	10,238	—	—	—		10,238
Loss on early extinguishment of debt	(1,639)	—	(1,639)	—	—	—		(1,639)
Interest expense, net	(14,943)	(1,919)	(16,862)	—	—	—		(16,862)
Total other income (expense)	48,890	(1,919)	46,971	—	—	—		46,971
Net income (loss)	44,696	(61)	44,635	10,244	(10,244)	6,775		51,410
Preferred stock dividends	(12,233)	—	(12,233)	—	—	—		(12,233)
Preferred stock accretion	(984)	—	(984)	—	—	—		(984)
Net income (loss) attributable to noncontrolling interests
Operating partnership units	129	(1)	128	—	—	2,650	(j)	2,778
Partially-owned properties	18,771	(6)	18,765	—	—	—		18,765
Net income (loss) attributable to noncontrolling interests	18,900	(7)	18,893	—	—	2,650		21,543
Net income (loss) attributable to common stockholders	$12,579	$(54)	$12,525	$10,244	$(10,244)	$4,125		$16,650
Earnings per common share(k)
Net Earnings Per Common Share – Basic	$0.49							$0.63
Net Earnings Per Common Share – Diluted	$0.49							$0.63
Weighted Average Basic Common Shares Outstanding	25,535,178							26,426,063
Weighted Average Diluted Common Shares Outstanding	25,535,839							26,426,724

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2017

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the six months ended June 30, 2017.
(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the CWS Portfolio on June 9, 2017 as if these assets had been acquired on January 1, 2016. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the six months ended June 30, 2017. Pro forma adjustments to historical results included: increasing depreciation and amortization $3.10 million, increasing interest expense $1.92 million, and adjusting the operating partnership units’ interest in the consolidated property’s net loss.
(c)	Historical consolidated financial information derived from our manager’s, BRG Manager, LLC (the “Manager”), financial statements for the six months ended June 30, 2017
(d)	Represents the elimination of the Manager’s operations, which will be consolidated within our financial statements upon acquisition.
(e)	Represents salaries which will be incurred by us on an ongoing basis pursuant to employment agreements or as full time employees, who were previously employed and paid by an affiliate of the Manager. Amount excludes acquisition-related costs, which would be capitalized as real estate assets upon property acquisitions.
(f)	Represents executive or officer equity based compensation pursuant to post-internalization employment agreements.
(g)	Represents the elimination of the equity based compensation incurred by us for the six months ended June 30, 2017, which will not be part of our ongoing operations.
(h)	Represents the elimination of the management fees paid to the Manager. Subsequent to the acquisition, the Manager’s financial statements will be consolidated within our financial statements.
(i)	Represents the elimination of the expenses related to the management internalization, which will not be part of our ongoing operations.
(j)	Represents the operating partnership’s 14.3% pro-rata share of the Pro Forma Total income. The pro forma operating partnership ownership percentage assumes 3,494,676 operating units issued at $11.50 per unit for one-time, non-recurring internalization consideration of $40.189 million.
(k)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 — “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the six months ended June 30, 2017. The pro forma weighted average shares outstanding includes (a) 71,320 Class C shares for one-time, non-recurring internalization consideration of $0.82 million, (b) 695,652 LTIPs for one-time, non-recurring equity closing award of $8.0 million vesting over 5 years and (c) 123,913 LTIPS related to the Year 1 issuances of $1.425 million under the Second Amended 2014 Incentive Plans vesting over a three year period. The LTIPs and Class C shares assume an issuance price of $11.50 per unit or share.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

	Bluerock Residential Growth REIT, INC. Historical (a)	Pro Forma Adjustments for
		CWS Portfolio (b)	Subtotal before Internalization	BRG Manager (c)	BRG Manager Elimination Adjustments (d)	Pro forma Adjustments		Pro Forma Total
Revenues
Net rental income	$73,366	$19,242	$92,608	$—	$—	$—		$92,608
Other property revenues	3,668	969	4,637	—	—	—		4,637
Interest income from related parties	17	—	17	—	—	—		17
BRG Manager income	—	—	—	10,026	(10,026)	—		—
Total revenues	77,051	20,211	97,262	10,026	(10,026)	—		97,262
Expenses
Property operating	29,870	9,115	38,985	—	—	—		38,985
General and administrative	5,863	—	5,863	658	(658)	7,719	(e)	11,632
						871	(f)
						(2,821)	(g)
Management fees	6,510	—	6,510	—	—	(6,510)	(h)	—
Acquisition and pursuit costs	4,590	—	4,590	—	—	—		4,590
Management internalization	63	—	63	—	—	(63)	(i)	—
Depreciation and amortization	31,187	10,227	41,414	—	—	—		41,414
Total expenses	78,083	19,342	97,425	658	(658)	(804)		96,621
Operating loss (income)	(1,032)	869	(163)	9,368	(9,368)	804		641
Other income (expense)
Other income	26	—	26	—	—	—		26
Preferred returns and equity in income of unconsolidated real estate joint ventures	11,632	—	11,632	—	—	—		11,632
Gain on sale of real estate investments	4,947	—	4,947	—	—	—		4,947
Gain on revaluation of equity on business combination	3,761	—	3,761	—	—	—		3,761
Loss on early extinguishment of debt	(2,393)	—	(2,393)	—	—	—		(2,393)
Interest expense, net	(19,915)	(4,223)	(24,138)	—	—	—		(24,138)
Total other expense	(1,942)	(4,223)	(6,165)	—	—	—		(6,165)
Net (loss) income	(2,974)	(3,354)	(6,328)	9,368	(9,368)	804		(5,524)
Preferred stock dividends	(13,763)	(13,763)	—	—	—	(13,763)
Preferred stock accretion	(893)	—	(893)	—	—	—		(893)
Net income (loss) attributable to noncontrolling interests							—
Operating partnership units	(276)	(31)	(307)	—	—	(3,451)	(j)	(3,758)
Partially-owned properties	1,631	(335)	1,296	—	—	—		1,296
Net income (loss) attributable to noncontrolling interests	1,355	(366)	989	—	—	(3,451)		(2,462)
Net (loss) income attributable to common stockholders	$(18,985)	$(2,988)	$(21,973)	$9,368	$(9,368)	$4,255		$(17,718)
Loss per common share(k)
Net Loss Per Common Share – Basic	$(0.91)							$(0.82)
Net Loss Per Common Share – Diluted	$(0.91)							$(0.82)
Weighted Average Basic Common Shares Outstanding	20,805,852							21,696,737
Weighted Average Diluted Common Shares Outstanding	20,805,852							21,696,737

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2016.
(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the CWS Portfolio on June 9, 2017 as if these assets had been acquired on January 1, 2016. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2016. Pro forma adjustments to historical results included: increasing depreciation and amortization $10.23 million, increasing interest expense $4.22 million, and adjusting the operating partnership units’ interest in the consolidated property’s net loss.
(c)	Historical consolidated financial information derived from our manager’s, BRG Manager, LLC (the “Manager”), financial statements for the year ended December 31, 2016.
(d)	Represents the elimination of BRG Manager’s operations, which will be consolidated within our financial statements upon acquisition.
(e)	Represents salaries which will be incurred by us on an ongoing basis pursuant to employment agreements or as full time employees, who were previously employed and paid by an affiliate of the Manager. Amount excludes acquisition-related costs, which would be capitalized as real estate assets upon property acquisitions.
(f)	Represents executive or officer equity based compensation pursuant to post-internalization employment agreements.
(g)	Represents the elimination of the equity based compensation incurred by us for the twelve months ended December 31, 2016, which will not be part of our ongoing operations.
(h)	Represents the elimination of the management fees paid to the Manager. Subsequent to the acquisition, the Manager’s financial statements will be consolidated within our financial statements.
(i)	Represents the elimination of the expenses related to the management internalization, which will not be part of our ongoing operations.
(j)	Represents the operating partnership’s 17.5% pro-rata share of the Pro Forma Total loss. The pro forma operating partnership ownership percentage assumes 3,494,676 operating units issued at $11.50 per unit for one-time, non-recurring internalization consideration of $40.189 million.
(k)	Loss per share is calculated in accordance with Accounting Standards Codification 260 — “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2016. The pro forma weighted average shares outstanding includes (a) 71,320 Class C shares for one-time, non-recurring internalization consideration of $0.82 million, (b) 695,652 LTIPs for one-time, non-recurring equity closing award of $8.0 million vesting over 5 years and (c) 123,913 LTIPS related to the Year 1 issuances of $1.425 million under the Second Amended 2014 Incentive Plans vesting over a three year period. The LTIPs and Class C shares assume an issuance price of $11.50 per unit or share.

Independent Auditor’s Report

Board of Directors and Stockholders
Bluerock Residential Growth REIT, Inc.
New York, New York

We have audited the accompanying Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2016 of The Mansions at Canyon Springs Apartments, The Towers at TPC Apartments, The Estates at Crown Ridge Apartments, The Mansions at Cascades I Apartments and The Mansions at Cascades II Apartments (collectively the “CWS Portfolio”) and the related notes (“Combined Historical Statement”).

Management’s Responsibility for the Combined Historical Statement

Management is responsible for the preparation and fair presentation of the Combined Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Combined Historical Statement that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Combined Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Combined Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Combined Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Combined Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Combined Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Combined Historical Statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of the CWS Portfolio for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Combined Historical Statement was prepared for the purpose of complying with Rule 3-14 of the U.S. Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of the CWS Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP
New York, New York
August 9, 2017

CWS Portfolio

Combined Historical Statements of Revenues and Certain Direct Operating Expenses
(Dollars in thousands)

	Year Ended December 31, 2016	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
		(Unaudited)	(Unaudited)
Revenues
Rental income	$19,242	$4,750	$4,783
Other rental revenue	969	253	216
Total Revenues	20,211	5,003	4,999
Certain Direct Operating Expenses
Property operating expenses	5,051	1,223	1,105
Property taxes	3,448	781	963
Total Certain Direct Operating Expenses	8,499	2,004	2,068
Revenues in Excess of Certain Direct Operating Expenses	$11,712	$2,999	$2,931

See accompanying notes to combined historical statements of revenues and certain direct operating expenses.

CWS Portfolio

Notes to Combined Historical Statements of Revenues and Certain Direct Operating Expenses

1. Business

The CWS Portfolio consists of The Mansions at Canyon Springs Apartments, a 335 unit multi-family apartment community located in San Antonio, Texas; The Towers at TPC Apartments, a 139 unit multi-family apartment community located in San Antonio, Texas; The Estates at Crown Ridge Apartments, a 352 unit multi-family apartment community located in San Antonio, Texas; The Mansions at Cascades I Apartments, a 328 unit multi-family apartment community located in Tyler, Texas; and The Mansions at Cascades II Apartments, a 254 unit multi-family apartment community located in Tyler, Texas. These properties are collectively referred to as the “CWS Portfolio” or the “Properties”.

The CWS Portfolio was acquired pursuant to a purchase agreement between an affiliate of Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership) and BRE MF Crown Ridge LLC, BRE MR Canyon Springs LLC, BRE MF Cascades I LLC, BRE MF Cascades II LLC, and BRG MF TPC, LLC (collectively the “Sellers”) on June 9, 2017.

2. Basis of Presentation

The accompanying Combined Historical Statements of Revenues and Certain Direct Operating Expenses (“Combined Historical Statements”) have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Properties’ revenues and expenses.

The Combined Historical Statements have been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting periods. Actual results may differ from those estimates.

In preparation of the accompanying Combined Historical Statements, subsequent events were evaluated for recognition and disclosure through August 9, 2017, which is the date the Combined Historical Statements were available to be issued.

3. Unaudited Interim Information

In the opinion of the Properties’ management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with the Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the three month periods ended March 31, 2017 and 2016.

4. Revenues

The CWS Portfolio contains 1,408 units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis.

Some of the leases include provisions under which the Properties are reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements.

Other rental revenue in the Combined Historical Statements consists of charges billed to tenants for pet, administrative, application and other fees and is recognized when earned.

5. Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Property operating costs include administrative, maintenance, marketing, payroll, utilities, taxes and insurance, repairs, and improvements. Costs such as depreciation, amortization, interest, and professional fees are excluded.

BRG MANAGER, LLC

INDEPENDENT AUDITOR’S REPORT

To the Members
BRG Manager, LLC

We have audited the accompanying financial statements of BRG Manager, LLC (the “Manager”), which comprise the balance sheet as of December 31, 2016, 2015, and 2014 and the related statement of comprehensive income, members’ equity, and cash flows, for the years ended December 31, 2016 and 2015 and the period from April 2, 2014 through December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BRG Manager, LLC as of December 31, 2016, 2015, and 2014 and the results of its operations and its cash flows for the years ended December 31, 2016 and 2015 and the period from April 2, 2014 through December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

/s/ Plante & Moran, PLLC
August 22, 2017

BRG MANAGER, LLC

Balance Sheets

	December 31,
	2016	2015	2014
Assets
Current assets:
Cash and cash equivalents	$997	$5,320	$1,000
Accounts receivable – related party (Note 2)	2,318,426	1,234,733	352,780
Total Current Assets	$2,319,423	$1,240,053	$353,780
Other Assets
Investment – BRG LTIPs at Cost (Note 3)	$11,751,055	$4,311,139	$—
Investment – BRG LTIPs – Adjustment to FMV (Note 3)	2,409,604	129,406	—
Total Other Assets	$14,160,659	$4,440,545	$—
Total Assets	$16,480,082	$5,680,598	$353,780
Liabilities and Members’ Equity
Current Liabilities
Accounts payable – related party (Note 2)	$233,361	$3,069	$43,021
Due to affiliate (Note 2)	26,548	6,255	—
Accrued expenses (Note 2)	291,846	157,258	—
Total Current Liabilities	$551,755	$166,582	$43,021
Members’ Equity	$15,928,327	$5,514,016	$310,759
Total Liabilities and Members’ Equity	$16,480,082	$5,680,598	$353,780

BRG MANAGER, LLC

Statements of Comprehensive Income
For Years Ending December 31, 2016 and 2015 and The Period April 2, 2014 to December 31, 2014

	2016	2015	2014
Revenue
Management Fees (Note 2)	$6,051,160	$3,057,381	$740,904
Incentive Fees (Note 2)	148,011	982,997	—
Awards (Note 2)	1,131,468	—	—
General & Administrative Reimbursement (Note 2)	636,551	275,579	—
Other Income (Note 2)	2,059,053	2,330,658	138,861
Total Revenue	$10,026,243	$6,646,615	$879,765
Expenses
Professional Fees (Note 2)	$20,084	$4,650	$—
Entity Maintenance (Note 2)	1,462	355	—
General & Administrative (Note 2)	636,551	275,579	—
Total Expenses	$658,097	$280,584	$—
Net Income	$9,368,146	$6,366,031	$879,765
Other Comprehensive Income
Unrealized Gain/(Loss) (LTIP Holdings) during the year	$2,280,198	$129,406	$—
Total Comprehensive Income	$11,648,344	$6,495,437	$879,765

BRG MANAGER, LLC

Statements of Members’ Equity
For Years Ending December 31, 2016 and 2015 and The Period April 2, 2014 to December 31, 2014

	BRG Manager, LLC Members’ Equity
	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, April 2, 2014	$—	$—	$—
Net Income	879,765	—	879,765
Other Comprehensive Income:
Unrealized Gain/(Loss) on LTIP Holdings	—	—	—
Members’ Distributions	(570,006)	—	(570,006)
Members’ Contributions	1,000	—	1,000
Balance, December 31, 2014	$310,759	$—	$310,759
Net Income	6,366,031	—	6,366,031
Other Comprehensive Income:
Unrealized Gain on LTIP Holdings	—	129,406	129,406
Members’ Distributions	(1,292,180)	—	(1,292,180)
Members’ Contributions	—	—	—
Balance, December 31, 2015	$5,384,610	$129,406	$5,514,016
Net Income	9,368,146	—	9,368,146
Other Comprehensive Income:
Unrealized Gain on LTIP Holdings	—	2,280,198	2,280,198
Members’ Distributions	(1,234,033)	—	(1,234,033)
Members’ Contributions	—	—	—
Balance, December 31, 2016	$13,518,723	$2,409,604	$15,928,327

BRG MANAGER, LLC

Statements of Cash Flows
For Years Ending December 31, 2016 and 2015 and The Period April 2, 2014 to December 31, 2014

	2016	2015	2014
Cash Flows from Operating Activities:
Net Income	$9,368,146	$6,366,031	$879,765
Adjustments:
Investments received in lieu of cash for satisfaction of Fees	(7,439,916)	(4,311,139)	—
Changes in assets and liabilities:
Accounts receivable	(1,083,693)	(881,953)	(352,780)
Accounts payable	230,292	(39,952)	43,021
Due to affiliate	20,292	6,255	—
Accrued expenses	134,589	157,258	—
Total adjustments	$(8,138,436)	$(5,069,531)	$(309,759)
Net Cash Provided by Operating Activities	$1,229,710	$1,296,500	$570,006
Cash Flows from Financing Activities:
Contributions received from Members	$—	$—	$1,000
Distributions paid to Members	(1,234,033)	(1,292,180)	(570,006)
Net Cash Used by Financing Activities	$(1,234,033)	$(1,292,180)	$(569,006)
Net Changes in Cash and Cash Equivalents	$(4,323)	$4,320	$1,000
Cash and Cash Equivalents – Beginning of Year	$5,320	$1,000	$—
Cash and Cash Equivalents – End of Year	$997	$5,320	$1,000

BRG MANAGER, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015, and the Period April 2, 2014
through December 31, 2014

Note 1 — Nature of Business and Significant Accounting Policies

Business Activity

BRG Manager, LLC (“the Company”), is a subsidiary of Bluerock Real Estate, LLC (“Bluerock”). The Company was formed in 2014, to serve as Advisor/Manager to Bluerock Residential Growth REIT, Inc., (“BRG”), a Maryland Corporation taxed as a real estate investment trust for federal tax purposes affiliated with Bluerock.

Significant accounting policies are as follows:
Basis of Accounting

The Company maintains its accounting records and prepares its financial statements on an accrual basis, which is in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Cash and Cash Equivalents

The Company considers all investments purchased with a maturity of three months or less to be cash equivalents.

The Company maintains the majority of its cash and cash equivalents with financial institutions in the form of money market accounts. Such deposit accounts at times may exceed federally insured limits including, but not limited to, FDIC insured deposits. As of December 31, 2016, the Company had no uninsured cash. The Company has not incurred any losses in connection with these deposits.

The Company does not have any restricted cash for any of the years (periods) ended December 31, 2014, 2015, and 2016.

Revenue Recognition

Pursuant to its Management Agreement (as defined in Note 2) with BRG, the Company earns a base management fee, and potentially earns incentive fees and awards (collectively “Fees”). The Company records the Fees as they are earned.

The Fees may be paid from time to time in the form of non-cash Long Term Incentive Plan Units (“LTIP Units”), which are eligible for cash distribution/dividend payments from BRG’s Operating Partnership. In addition to the Fees, the Company recognizes other income on account of its cumulative LTIP Unit holdings to the extent of distributions/dividends received on those holdings.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts. Actual results could differ from those estimates.

Provision for Income Taxes

The Company has elected to be taxed as a partnership under the Internal Revenue Code, which requires that taxes be paid at the individual member level. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

Investments

Investments in BRG LTIP Units, consist of equity securities that are recorded at fair value based on the hierarchy determined according to accounting standards and are classified as available for sale.

BRG MANAGER, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015, and the Period April 2, 2014
through December 31, 2014

Note 1 — Nature of Business and Significant Accounting Policies  – (continued)

Other Comprehensive Income

Comprehensive income is the total of (1) net income plus (2) all other changes in equity arising from non-owner sources. The Company has presented a single continuous statement of net income and other comprehensive income. An analysis of changes in components of accumulated other comprehensive income is presented in the statement of members’ equity.

Reimbursement of General and Administrative Expenses

Reimbursements from BRG for General and Administrative expenses are accrued as revenue in the period the applicable expenditures are incurred.

Upcoming Accounting Change

In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606), which will supersede the current revenue recognition requirements in Topic 605, Revenue Recognition. The ASU is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. The new guidance will be effective for the Company’s year ending December 31, 2019. The ASU permits application of the new revenue recognition guidance to be applied using one of two retrospective application methods. The Company has determined its main revenue stream is not expected to be significantly impacted by the standard.

In March 2016, the FASB issued ASU No. 2016-07, Investments — Equity Method and Joint Ventures (Topic 323). The guidance clarifies the standards set forth in ASU No. 2016-01, Financial Instruments —  Overall Recognition and Measurement of Financial Assets and Financial Liabilities, which eliminates the classification of equity securities that qualify for available-for-sale classification. Under ASU No. 2016-07, the Company is required to recognize unrealized gains or losses through earnings, rather than accumulated other comprehensive income. The new guidance will be effective for the Company’s year ending December 31, 2017. Early adoption is permitted for the accounting guidance on recognition for unrealized earnings and losses. The Company is currently assessing the impact this new standard will have on its financial statements.

Subsequent Events

The financial Statements and related disclosures include evaluation of events up through and including August 22, 2017, which is the date the financial statements were available to be issued.

Note 2 — Related Party Transactions

The Company is a party to a Management Agreement dated April 2, 2014, as amended (the “Management Agreement”), among BRG and its majority-owned Operating Partnership, Bluerock Residential Holdings, LP (the “Operating Partnership”) to provide the administration of business activities and day-to-day operations of BRG and its Operating Partnership.

The initial term of the agreement commenced April 2, 2014, and ended April 2, 2017, at which time, the agreement automatically renewed for an additional one year period through April 2, 2018. The Management Agreement shall renew automatically thereafter, for one year periods, unless terminated by 180 days prior written notice and two-thirds vote of BRG’s Independent Directors (if by BRG), or upon 180 days prior written notice (if by the Company).

BRG MANAGER, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015, and the Period April 2, 2014
through December 31, 2014

Note 2 — Related Party Transactions  – (continued)

Pursuant to the terms of the Management Agreement, the Company earns Base Management Fees and may potentially earn Incentive Fees and Equity Incentive Awards (“Awards”) in connection with the management and administration of BRG.

Management Fees are based on an amount equal to the sum of (a) 0.25% of BRG’s existing and contributed stockholders’ equity, per annum, at the time of its Initial Public Offering (“IPO”) (April 2, 2014), and (b) 1.50% of BRG’s stockholders’ equity raised, per annum, post-IPO. The Management Fees are calculated and payable in quarterly installments, in arrears, and may be paid in either cash or LTIP Units. Management Fees earned for the period April 2, 2014 through December 31, 2014, and the years ended December 31, 2015 and 2016 were $740,904, $3,057,381 and $6,051,160, respectively, of which $0, $1,460,872, and $5,203,303 were paid in LTIP Units, respectively.

Incentive Fees, to the extent applicable, are calculated and payable quarterly and may be paid in cash or LTIP Units. Incentive Fees are calculated as the difference between (1) the product of (a) 20% and (b) the difference between (i) Adjusted Funds From Operation (“AFFO”) of BRG for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price of equity securities issued in the IPO and future offerings and transactions of BRG, multiplied by the weighted average number of all Class A BRG Common Stock outstanding on a fully diluted basis in the previous 12-month period, exclusive of equity securities issued prior to the IPO, and (B) 8%, and (2) the sum of any Incentive Fees paid to the Manager with respect to the first three calendar quarters of such previous 12-month period; provided however, that no Incentive Fee is payable with respect to any calendar quarter unless AFFO is greater than zero for the four most recently completed calendar quarters, or the number of completed calendar quarters since the closing date for the IPO (April 2, 2014), whichever is less. Incentive Fees earned for the period April 2, 2014 through December 31, 2014, and the years ended December 31, 2015 and 2016 were $0, $982,997 and $148,011, respectively, all of which were paid in LTIP Units.

The Company may earn Awards pursuant to the terms of BRG’s Amended and Restated 2014 Equity and Incentive Plan for Entities effective for May 28, 2015. Awards are performance based and are governed by the Compensation Committee of BRG’s Board of Directors. Awards earned for the period April 2, 2014 through December 31, 2014, and the years ended December 31, 2015 and 2016 were $0, $0 and $1,131,468, respectively, all of which were paid in LTIP Units. Awards issued in the form of LTIP units vest over a three-year period. Revenue relative to Awards issued in the form of LTIP units is not recognized until such units’ vest.

The Company is entitled to reimbursements of general and administrative expenses which are paid by Bluerock Real Estate Holdings, LLC, an affiliate of Bluerock. Such costs totaled $275,579 and $636,551 for the years ended December 31, 2015 and 2016, respectively, and are included in reimbursements of general and administrative expenses as well as general and administrative expenses on the income statement.

The Company recognizes Other Income in the form of distributions/dividends on account of its LTIP holdings, and Other Fees. Total Other Income for the period April 2, 2014 through December 31, 2014 and the years ended December 31, 2015 and 2016 was $138,861, $2,330,658 and $2,059,053, respectively, and was comprised of the following:

•	Dividends/Distributions on account of LTIP Holdings were $138,861, $463,389, and $1,234,033, respectively.

BRG MANAGER, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015, and the Period April 2, 2014
through December 31, 2014

Note 2 — Related Party Transactions  – (continued)

•	LTIP Units issued in payment in lieu of fees on account of BRG’s IPO on April 2, 2014. The issued units vest over a three-year period after issuance and the related Other Income associated with this issuance totaled $0, $791,496, and $825,020, respectively.
•	During 2015, the Company was assigned certain fees from BRG’s former advisor. These fees were paid in the form of LTIP Units and totaled $1,075,773 for 2015.

The Company is charged directly for specific legal and administrative costs. Such amounts totaled $5,005 and $21,546 for the years ended December 31, 2015 and 2016, respectively. In the opinion of management, these costs are believed to be reasonable; however, it is not necessarily indicative of the expense the Company may have incurred on its own account.

The Company carries Accounts Receivable from BRG which consist of Management Fees and General and Administrative Expense Reimbursements. Management Fees receivable for December 31, 2014, 2015, and 2016 were $309,759, $1,077,475, and $1,925,332, respectively. General & Administrative Reimbursements receivable for December 31, 2014, 2015, and 2016 were $43,021, $157,258, and $393,094, respectively.

The Company carries Accounts Payable to a related party for General and Administrative Expenses. Accounts Payable to the related party totaled $43,021, $3,069 and $233,361 for the years ended December 31, 2014, 2015, and 2016, respectively.

The Company has an intercompany balance with a Member of the Company. Intercompany balances for December 31, 2014, 2015, and 2016 were $0, $6,255, and $26,548, respectively.

The Company has accrued General and Administrative Expenses which are eligible for reimbursement from BRG. Accrued Expenses were $0, $157,258, and $291,848 for the years ended December 31, 2014, 2015, and 2016, respectively.

Note 3 — Fair Value Measurements

Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provide a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

Fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

In instances where inputs used to measure fair value fall into different levels in the above fair value hierarchy, fair value measurements in their entirety are categorized based on the lowest level input that is significant to the valuation. The Company’s assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset or liability.

BRG MANAGER, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015, and the Period April 2, 2014
through December 31, 2014

Note 3 — Fair Value Measurements  – (continued)

The Company has received, as consideration for certain activities performed under its Management Agreement, Long-term Incentive Plan Units (“LTIP”), a class of equity in BRG’s Operating Partnership. The Company has processes in place to select the appropriate valuation technique for its LTIP Unit Holdings. For purposes of recording revenue, “Cost Basis” of the investments reported on the balance sheet refers to the fair value of LTIP’s at issuance. Notably, the Company employs the following valuation methodology on its LTIP Unit Holdings:

1.	For LTIP Units that have not vested, those LTIP Units are not recognized, which is in accordance with GAAP.
2.	For LTIP Units which have vested, but which have not achieved Capital Account Equivalency (“CAE”), those LTIPs will be valued via a Protective Put Option Pricing Model used to discount a lack of marketability (a level 3 on the fair value hierarchy, which measures the average future volatility of the underlying assets). For purposes of the financial statements, these LTIP Units will be presented at cost with an allowance to fair market value to adjust the carrying value of this category of LTIP Units pursuant to Protective Put Option Pricing Model used to discount a lack of marketability.
3.	For LTIP Units which have vested and achieved CAE, those LTIP Units will be fully valued based on Level 2 of the fair value hierarchy. The valuation of this category of LTIP Unit will be based on the share price of BRG’s common stock as of the close of markets on the date of the financial statement presentation. Upon vesting and achieving CAE, these units may be presented to and redeemed by BRG for either Class A Shares of Common Stock, or cash. BRG has discretion over which form of asset that will be issued (Class A Shares of BRG Common Stock or cash) upon a redemption request from the Company.

Our policies and procedures related to our LTIP Unit valuation methodology are reassessed at least quarterly to determine if the current valuation techniques are still appropriate. At that time, the unobservable inputs used in the fair value measurements are evaluated and adjusted, as necessary, based on current market conditions and other third-party information.

The following table summarizes LTIP Holdings and related valuations for the period April 2, 2014 through December 31, 2014, and for the years ended December 31, 2015, and 2016:

	LTIP Units Measured at Fair Value on a Recurring Basis
Date	Units Issued	Cumulative Units	Active markets for Identical Assets – Cost Basis (Level 1)	Significant Observable Inputs – Cost Basis (Level 2)	Significant Unobservable Inputs (Level 3)	FMV Adjustment	End of Period Valuation
Period April 2, 2014 through December 31, 2014	—	—	—	—	—	—	—
Year Ended December 31, 2015	383,279	383,279	—	3,494,111	817,028	129,406	4,440,545
Year Ended December 31, 2016	648,839	1,032,118	—	11,751,055	—	2,409,604	14,160,659

BRG MANAGER, LLC

Balance Sheet
June 30, 2017
(Unaudited)

ASSETS
Current Assets
Cash and cash equivalents	$997
Accounts receivable – related party	6,409,062
Total Current Assets	$6,410,059
Other Assets
Capitalized Legal Costs	$536,644
Investment – BRG LTIPs at Cost	17,149,148
Investment – BRG LTIPs – Adjustment to FMV	1,706,460
Total Other Assets	$19,392,252
Total Assets	$25,802,311
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts payable – related party	$229,472
Due To affiliate	27,060
Accrued expenses	1,002,382
Total Current Liabilities	$1,258,914
Members’ Equity	$24,543,397
Total Liabilities and Members’ Equity	$25,802,311

BRG MANAGER, LLC

Statement of Comprehensive Income
For The Period January 1, 2017 to June 30, 2017
(Unaudited)

Revenue
Management Fees	$4,727,251
Incentive Fees	3,813,754
Awards	—
General & Administrative Reimbursement	533,556
Other Income	1,754,521
Total Revenue	$10,829,082
Operating Expenses
Professional Fees	$51,269
Entity Maintenance	514
General & Administrative	533,555
Total Operating Expenses	$585,338
Net Income	$10,243,744
Other Comprehensive Income
Unrealized Loss (LTIP Holdings) during the year	$(703,145)
Total Comprehensive Income	$9,540,599

BRG MANAGER, LLC

Statement of Members’ Equity
For The Period January 1, 2017 to June 30, 2017
(Unaudited)

	BRG Manager, LLC Members’ Equity
	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, January 1, 2017	$13,518,723	$2,409,604	$15,928,327
Net Income	10,243,744	—	10,243,744
Other Comprehensive Income:
Unrealized loss on LTIP Holdings	—	(703,145)	(703,145)
Members’ Distributions	(925,529)	—	(925,529)
Members’ Contributions	—	—	—
Balance, June 30, 2017	$22,836,938	$1,706,459	$24,543,397

BRG MANAGER, LLC

Statement of Cash Flows
For The Period January 1, 2017 to June 30, 2017
(Unaudited)

Cash Flows from Operating Activities:
Net Income	$10,243,744
Adjustments:
Investments received in lieu of cash for satisfaction of Fees	(5,398,094)
Changes in assets and liabilities:
Increase in accounts receivable	(4,090,636)
Decrease in accounts payable	(3,889)
Increase in due to affiliate	512
Increase in accrued expenses	710,536
Total adjustments	$(8,781,571)
Net Cash Provided by Operating Activties	$1,462,173
Cash Flows from Investing Activities:
Net Cash Used in Investing Activities – Capitalized Legal Costs	$(536,644)
Cash Flows from Financing Activities:
Distributions paid to Members	$(925,529)
Net Cash Used by Financing Activities	$(925,529)
Net Decrease in Cash and Cash Equivalents	$0
Cash and Cash Equivalents – Beginning of Period	$997
Cash and Cash Equivalents – End of Period	$997

BRG MANAGER, LLC

BALANCE SHEET
June 30, 2016
(Unaudited)

ASSETS
Current Assets
Cash and cash equivalents	$845
Accounts receivable – related party	1,538,451
Total Current Assets	$1,539,296
Other Assets
Investment – BRG LTIPs at Cost	$7,500,209
Investment – BRG LTIPs – Adjustment ot FMV	1,347,837
Total Other Assets	$8,848,046
Total Assets	$10,387,342
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts payable – related party	$35,211
Due to affiliate	9,890
Accrued expenses	290,380
Total Current Liabilities	$335,481
Members’ Equity	$10,051,861
Total Liabilities and Members’ Equity	$10,387,342

BRG MANAGER, LLC

Statement of Comprehensive Income
For The Period January 1, 2016 to June 30, 2016
(Unaudited)

Revenue
Management Fees	$2,499,436
Incentive Fees	—
Awards	—
General & Administrative Reimbursement	305,108
Other Income	1,341,614
Total Revenue	$4,146,158
Operating Expenses
Professional Fees	$4,740
Entity Maintenance	300
General & Administrative	305,108
Total Operating Expenses	$310,148
Net Income	$3,836,010
Other Comprehensive Income
Unrealized Gain (LTIP Holdings) during the year	$1,218,431
Total Comprehensive Income	$5,054,441

BRG MANAGER, LLC

Statement of Members’ Equity
For The Period January 1, 2016 to June 30, 2016
(Unaudited)

	BRG Manager, LLC Members’ Equity
	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, January 1, 2016	$5,384,609	$129,406	$5,514,015
Net Income	3,836,010	—	3,836,010
Other Comprehensive Income:
Unrealized Gain on LTIP Holdings	—	1,218,431	1,218,431
Members’ Distributions	(516,595)	—	(516,595)
Members’ Contributions	—	—	—
Balance, June 30, 2016	$8,704,024	$1,347,837	$10,051,861

BRG MANAGER, LLC

Statement of Cash Flows
For The Period January 1, 2016 to June 30, 2016
(Unaudited)

Cash Flows from Operating Activities:
Net Income	$3,836,010
Adjustments:
Investments received in lieu of cash for satisfaction of fees	(3,189,070)
Changes in assets and liabilities:
Increase in accounts receivable	(303,718)
Increase in accounts payable	32,142
Increase in due to affiliate	3,635
Increase in accrued expenses	133,121
Total adjustments	$(3,323,890)
Net Cash Provided by Operating Activities	$512,120
Cash Flows from Financing Activities:
Distributions paid to Members	$(516,595)
Net Cash Used by Operating Activities	$(516,595)
Net Decrease in Cash and Cash Equivalents	$(4,475)
Cash and Cash Equivalents – Beginning of Period	$5,320
Cash and Cash Equivalents – End of Period	$845

APPENDIX A

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

SECOND AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
FOR INDIVIDUALS
Effective            , 2017

ARTICLE I
DEFINITIONS

1.01. Affiliate

“Affiliate” means, with respect to any entity, any other entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the first entity (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

1.02. Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.03. Board

“Board” means the Board of Directors of the Company.

1.04. Cause

“Cause” has the same meaning as set forth in an employment, severance, change in control or similar agreement between the Participant and the Company or an Affiliate. If the Participant and the Company or an Affiliate are not parties to an employment, severance, change in control or similar agreement that defines the term “Cause,” then “Cause” means the Participant’s conviction of, or plea of guilty or nolo contendre to, a felony (excluding traffic-related felonies), or any financial crime involving the Company (including, but not limited to, fraud, embezzlement or misappropriation of Company assets) provided that the Board determines to terminate the Participant for Cause within sixty days after the Participant’s conviction or plea.

1.05. Change in Control

“Change in Control” means and includes each of the following:

(a) The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries or by the Manager or any of its Affiliates, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.

(b) Individuals who constitute Incumbent Directors at the beginning of any consecutive twelve month period, together with any new Incumbent Directors who become members of the Board during such twelve month period, cease to be a majority of the Board at the end of such twelve month period.

(c) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:

(i) the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));

(ii) no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and

(iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;

(d) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.

In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

1.06. Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.07. Committee

“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under this Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee, then “Committee” means the Board; and provided further that with respect to awards made to a member of the Board who is not an employee of the Company or an Affiliate of the Company, “Committee” means the Board.

1.08. Common Stock

“Common Stock” means the Class A common stock of the Company.

1.09. Company

“Company” means Bluerock Residential Growth REIT, Inc., a Maryland corporation.

1.10. Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions on which the Change in Control occurs.

1.11. Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.12. Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units, an Other Equity-Based Award or Incentive Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights payable with respect to any such award that does not become nonforfeitable solely on the basis of continued employment or service shall be accumulated and distributed only when, and to the extent that, the underlying award is vested or earned. The Committee may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.13. Effective Date

“Effective Date” means May 28, 2015.

1.14. Entities Plan

“Entities Plan” means the Bluerock Residential Growth REIT, Inc. Second Amended and Restated 2014 Equity Incentive Plan for Entities, effective            , 2017, and as further amended from time to time.

1.15. Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.16. Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.17. Good Reason

“Good Reason” has the same meaning as set forth in an employment, severance, change in control or similar agreement between the Participant and the Company or an Affiliate and the Participant’s resignation shall be with Good Reason only if the requirements for such resignation set forth in the employment, severance, change in control or similar agreement are satisfied. If the Participant and the Company or an Affiliate are not parties to an employment, severance, change in control or similar agreement that defines the term “Good Reason,” then “Good Reason means (a) the assignment to the Participant of duties or responsibilities that are substantially inconsistent with the Participant’s title at the Company or an Affiliate; (b) a material diminution in the Participant’s title, authority or responsibilities (other than changes in authority or responsibility in connection with the employment of a new executive or the promotion of another executive in either case commensurate with the growth of the Company); (c) a material reduction in the Participant’s annual base salary or annual or long-term incentive opportunities; or (d) a relocation (without the Participant’s written consent) of the Participant’s principal place of employment by more than thirty-five miles. A resignation shall not be with Good Reason pursuant to the preceding sentence unless the Participant gives the Company written notice of the grounds that the Participant contends constitute Good Reason, such notice is given within ninety days after the event, act or omission that the Participant contends constitutes Good Reason and the Company fails to cure such event, act or omission within thirty days after receipt of the Participant’s notice.

1.18. Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate of the Company.

1.19. Incumbent Directors

“Incumbent Directors” means individuals elected to the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors serving on the Board at the time of the election or nomination, as applicable, shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.04(a) or Section 1.04(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.

1.20. Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant (or 110% of the Fair Market Value on the date of grant in the case of a Corresponding SAR that relates to an incentive stock option granted to a Ten Percent Shareholder). Except as provided in Article XII, without the approval of stockholders (a) the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an SAR without the approval of stockholders if, on the date of such amendment, cancellation, new grant or payment the Initial Value exceeds Fair Market Value.

1.21. LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.22. Manager

“Manager” means BRG Manager, LLC, a Delaware limited liability company and the Company’s external manager.

1.23. Nonemployee Director

“Nonemployee Director” means a member of the Board who is not an employee of the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

1.24. Offering

“Offering” means the initial public offering of Common Stock registered under the Securities Act of 1933, as amended.

1.25. OP Units

“OP Units” means units of limited partnership interest of the Operating Partnership.

1.26. Operating Partnership

“Operating Partnership” means Bluerock Residential Holdings, L.P., a Delaware limited partnership and the Company’s operating partnership.

1.27. Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.28. Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests, including LTIP Units.

1.29. Participant

“Participant” means an employee or officer of the Company or an Affiliate of the Company, a member of the Board, or an individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Manager or the Operating Partnership or an Affiliate of the Manager or Operating Partnership), and who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.

1.30. Performance Award

“Performance Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that is not a Time-Based Award.

1.31. Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified or determinable number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of an equal number of shares of Common Stock on the date of payment.

1.32. Plan

“Plan” means this Bluerock Residential Growth REIT, Inc. Second Amended and Restated 2014 Equity Incentive Plan for Individuals, as set forth herein and as further amended from time to time.

1.33. REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.34. SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.35. Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.

1.36. Ten Percent Shareholder

“Ten Percent Shareholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting shares owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting shares owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

1.37. Time-Based Award

“Time-Based Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that vests, is earned or becomes exercisable based solely on continued employment or service.

ARTICLE II
PURPOSES

This Plan is intended to assist the Company and its Affiliates in recruiting and retaining employees, trustees and other individuals who provide services to the Company or an Affiliate of the Company with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. This Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with this Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.

ARTICLE III
ADMINISTRATION

This Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions or any provision of the Plan the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled (a) in connection with a termination of employment or service (including, but not limited to death, disability, retirement or involuntary termination) or (b) if the award has been outstanding for at least one year. Options, SARs, Stock Awards, Performance Units, Incentive Awards and

Other Equity-Based Awards (including LTIP Units) for up to five percent of the aggregate number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.02 may be granted or awarded by the Committee without regard to the minimum vesting requirements of Sections 6.06, 7.04, 8.02, 9.02, 10.02 and 11.02. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under this Plan); and to make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s determinations under this Plan (including without limitation, determinations of the individuals to receive awards under this Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly situated. The express grant in this Plan of any specific power to the Committee with respect to the administration or interpretation of this Plan shall not be construed as limiting any power or authority of the Committee with respect to the administration or interpretation of this Plan. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV
ELIGIBILITY

Any employee of the Company or an Affiliate of the Company (including a trade or business that becomes an Affiliate of the Company after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Manager or the Operating Partnership or an Affiliate of the Manager or the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole reasonable discretion, determines that the participation of such individual is in the best interest of the Company.

ARTICLE V
COMMON SHARES SUBJECT TO PLAN

5.01. Common Shares Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant shares of Common Stock from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Company may deliver, to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Shares.

5.02. Aggregate and Grant Limits

(a) The maximum aggregate number of shares of Common Stock that may be issued under this Plan (pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted on or after the Effective Date) together with the number of shares of Common Stock issued under the Entities Plan (pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted under the Entities Plan on or after the Effective Date) is equal to 1,625,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of Common Shares that may be issued under this Plan and the Entities Plan on a one-for-one basis, i.e., the grant of each LTIP Unit shall be treated as an award of a share of Common Stock.

(b) The maximum number of shares of Common Stock that may be issued under this Plan and the Entities Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c) The maximum number of shares of Common Stock that may be issued upon the exercise of Options that are incentive stock options or Corresponding SARs that are related to incentive stock options shall be determined in accordance with Sections 5.02(a) and 5.02(b).

(d) A Nonemployee Director may not be granted Options, SARs, Stock Awards, Performance Units, Other Equity-Based Awards or Incentive Awards in any calendar year with respect to more than 40,000 shares of Common Stock.

(e) Shares of Common Stock issued under this Plan and the Entities Plan pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted before the Effective Date shall be issued pursuant to the terms of the Plan and the Entities Plan as in effect before the Effective Date and shall not affect or reduce the number of shares of Common Stock that may be issued in accordance with Section 5.02(a).

5.03. Reallocation of Shares

If, on or after the Effective Date, any award or grant under this Plan or the Entities Plan (including LTIP Units and awards or grants made before the Effective Date) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan or the Entities Plan. Any shares of Common Stock tendered or withheld on or after the Effective Date to satisfy the grant or exercise price or tax withholding obligation pursuant to any award under this Plan or the Entities Plan shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR granted under this Plan or the Entities Plan, the number of shares of Common Stock available under this Plan and the Entities Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which the Common Stock is listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate of the Company shall not reduce the number of shares of Common Stock available for issuance under this Plan and the Entities Plan.

ARTICLE VI
OPTIONS

6.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

6.02. Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XII, without the approval of stockholders (a) the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an Option if on the date of such amendment, cancellation, replacement grant or payment the Option Price exceeds Fair Market Value.

6.03. Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04. Transferability

An Option granted under this Plan may be transferred only in accordance with this Section 6.04. An Option granted under this Plan may be transferred by will or the laws of descent and distribution. To the extent permitted by the Agreement relating to an Option, an Option that is not an incentive stock option may be transferred by a Participant during the Participant’s lifetime but only to a member of the Participant’s immediate family (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such persons have more than 50% of the beneficial interests. The holder of an Option transferred pursuant to this Section 6.04 shall be bound by the same terms and conditions that governed the Option during the period it was held by the Participant. If an Option is transferred (by the Participant or the Participant’s transferee), such Option and any Corresponding SAR must be transferred to the same person or persons or entity or entities.

6.05. Employee Status

Incentive stock options may only be granted to employees of the Company or its “parent” and “subsidiaries” (as such terms are defined in Section 424 of the Code). For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.06. Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no Option may become exercisable before the first anniversary of its grant or the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. In addition, incentive stock options (granted under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) may not be first exercisable in a calendar year for Common Shares having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.

6.07. Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the Common Stock so surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.

6.08. Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.09. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an Option before the earlier of (i) the first anniversary of the exercise of the Option or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager and the Operating Partnership. A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII
SARS

7.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. No Participant may be granted Corresponding SARs (under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02. Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03. Transferability

An SAR granted under this Plan may be transferred only in accordance with this Section 7.03. An SAR granted under this Plan may be transferred by will or the laws of descent and distribution. To the extent permitted by the Agreement relating to an SAR, an SAR that is not related to an incentive stock option may be transferred by a Participant during the Participant’s lifetime but only to a member of the Participant’s immediate family (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such persons have more than 50% of the beneficial interests. The holder of an SAR transferred pursuant to this Section 7.03 shall be bound by the same terms and conditions that governed the SAR during the period it was held by the Participant. If a Corresponding SAR is transferred (by the Participant or the Participant’s transferee), such Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.

7.04. Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no SAR may become exercisable before the first anniversary of its grant or the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. In addition, a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.

7.05. Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.06. Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.07. Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

7.08. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an SAR before the earlier of (i) the first anniversary of the exercise of the SAR or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE VIII
STOCK AWARDS

8.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

8.02. Vesting

The Committee, on the date of the award, shall prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Subject to the provisions of Article III, the period in which the shares of Common Stock covered by a Stock Award are forfeitable or otherwise restricted shall not end before the first anniversary of the grant of the Stock Award, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the business of the Company or an Affiliate of the Company or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.

8.03. Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04. Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that (i) dividends payable on shares of Common Stock subject to a Stock Award that does not become nonforfeitable solely on the basis of continued employment or service shall be accumulated and paid, without interest, when and to the extent that the underlying Stock Award becomes nonforfeitable; (ii) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (iii) the Company shall retain custody of any certificates representing shares of Common Stock granted pursuant to a Stock Award, and (iv) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

8.05. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under a Stock Award before the earlier of (i) the first anniversary of the date that the Stock Award became nonforfeitable and (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE IX
PERFORMANCE UNIT AWARDS

9.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.02. Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee. Subject to the provisions of Article III, the period in which Performance Units will be earned shall not end before the first anniversary of the grant of the Performance Units, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02.

9.03. Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of shares of Common Stock, by the grant of an Other Equity-Based Award (including LTIP Units), by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

9.04. Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder of the Company.

9.05. Transferability

Any rights or restrictions with respect to the ability of the holder of any Performance Unit granted under this Plan to transfer such Performance Unit shall be set forth in the Agreement relating to such grant; provided, however, that Performance Units may be transferred by will or the laws of descent and distribution.

9.06. Employee Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.07. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of Performance Units before the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE X
OTHER EQUITY — BASED AWARDS

10.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards and the terms and conditions of such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.02. Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. Subject to the provisions of Article III, the period in which such award shall be forfeitable, nontransferable or otherwise restricted shall not end before the first anniversary of the grant of the Other Equity-Based Award, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under this Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under this Plan.

10.03. Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under the Plan or the Entities Plan. Other

Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.04. Employee Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.05. Transferability

Any rights or restrictions with respect to the ability of the holder of an Other Equity-Based Award (including LTIP Units) granted under this Plan to transfer such Other Equity-Based Award (including LTIP Units) shall be set forth in the Agreement relating to such grant; provided, however, that an Other Equity-Based Award (including LTIP Units) may be transferred by will or the laws of descent and distribution.

10.06. Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.

10.07. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock or other equity interests (including LTIP Units) covered by an Other Equity-Based Award before the earlier of (i) the first anniversary of the date that such shares or interests become nonforfeitable and (ii) the date the Participant is no longer employed or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE XI
INCENTIVE AWARDS

11.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Incentive Award is to be made and will specify the terms and conditions of such award. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.

11.02. Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate of the Company, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, and/or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate of the Company or that the

Company, an Affiliate of the Company, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

11.03. Transferability

Any rights or restrictions with respect to the ability of the holder of an Incentive Award granted under this Plan to transfer such Incentive Award shall be set forth in the Agreement relating to such grant; provided, however, that an Incentive Award may be transferred by will or the laws of descent and distribution.

11.04. Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.05. Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock, an Other Equity-Based Award (including LTIP Units) or a combination thereof, as determined by the Committee.

11.06. Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

11.07. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of an Incentive Award until the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON SHARES

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, the grant limitation applicable to Nonemployee Directors and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards granted under this Plan and the Entities Plan, shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its shareholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.

The issuance by the Company of any class of Common Stock, or securities convertible into any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Common Stock or obligations of the Company convertible into such Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, the grant limitation applicable to Nonemployee Directors or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards under this Plan and the Entities Plan.

The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards under this Plan and under the Entities Plan in substitution for performance shares, phantom shares, share awards, stock options, share appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate of the Company in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of this Plan and the Entities Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units granted under this Plan or the Entities Plan shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal, state and foreign laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV
GENERAL PROVISIONS

14.01. Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate of the Company or in any way affect any right and power of the Company or an Affiliate of the Company to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02. Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03. Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. Nevertheless, the tax treatment of the benefits provided under this Plan or any Agreement is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors or trustees, officers, employees or advisors (other than in his or her individual capacity as a Participant with respect to his or her individual liability for taxes, interest, penalties or other monetary amounts) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any

Participant or any other taxpayer as a result of the Plan or any Agreement. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)) then, subject to any permissible acceleration of payment by the Committee under Treasury Regulation Section 1.409A-3(j)(4)(ii) (domestic relations orders), Treasury Regulation Section 1.409A-3(j)(4)(iii) (conflicts of interest) or Treasury Regulation Section 1.409A-3(j)(4)(iv) (payment of employment taxes) any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

14.04. Withholding Taxes

Each Participant shall be responsible for satisfying any income, employment and other tax withholding obligations attributable to participation in this Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district, city or foreign withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the Common Stock surrendered, withheld or reduced shall be determined as of the date of surrender, withholding or reduction and the number of shares of Common Stock which may be withheld, surrendered or reduced shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding, surrender or reduction equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such supplemental taxable income.

14.05. REIT Status

This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

14.06. Elections Under Section 83(b)

No Participant may make an election under Section 83(b) of the Code with respect to the grant of any award, the vesting of any award, the settlement of any award or the issuance of Common Stock under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.

14.07. Return of Awards; Repayment

Each Option, SAR, Stock Award, Performance Unit Award, Incentive Award and Other Equity-Based Award (including an LTIP Unit) granted under the Plan is subject to the condition that the Company may require that such award be returned, and that any payment made with respect to such award must be repaid, if (a) such action is required under the terms of any Company recoupment or “clawback” policy as in effect on the date that the award was granted or (b) such award or payment made with respect to any award is, or in the future becomes, subject to any law, rule, requirement or regulation which imposes mandatory recoupment or forfeiture, under circumstances set forth in such law, rule, requirement or regulation; provided, however, that such clawback shall not be duplicative of any clawback required under clause (a).

ARTICLE XV
CHANGE IN CONTROL

15.01. Time-Based Awards Not Assumed

Each Time-Based Award that is outstanding on a Control Change Date and that is not assumed or replaced with a substitute award in accordance with Section 15.02 shall be fully vested, earned or exercisable as of the Control Change Date.

The Committee, in its discretion and without the need of a Participant’s consent, may provide that a Time-Based Award that becomes vested, earned or exercisable under this Section 15.01 may be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control Transaction. With respect to each Time-Based Award that becomes vested, earned or exercisable under this Section 15.01, the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control for each share of Common Stock exceeds the option price or Initial Value in the case of an Option and SAR or (ii) for each vested share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, the price per share received by stockholders for Common Stock and (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based Award is denominated and vested. Notwithstanding any contrary provision of this Section 15.01, if the option price or Initial Value exceeds the price per share of Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the Participant.

15.02. Performance Awards; Assumption of Time-Based Awards

Each Performance Award that is outstanding on a Control Change Date must be assumed by, or a substitute award granted by, the Successor Entity (or if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Performance Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Performance Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. Except as provided in the following sentence, the assumed or substituted award shall have the same vesting terms and conditions as the original Performance Award being assumed or replaced; provided, however, that the performance objectives and measures of the original Performance Award being assumed or replaced shall be adjusted as the Committee determines is equitably required. Notwithstanding the preceding sentence, the assumed or substituted award shall be vested, earned or exercisable on the last day of the Participant’s employment or service with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity, with respect to a pro rata number of shares or other securities subject to the award based on the extent to which the performance or other objectives are achieved as of the date of the Participant’s termination of employment or service with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity if (i) such employment or service ends (a) on account of an involuntary termination without Cause, (b) if the Participant is party to an employment agreement with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity that provides for accelerated vesting upon such a termination, by reason of a termination due to a non-renewal of the term of the employment agreement by such employer but only if the Participant is willing and able to continue performing services on the terms and conditions that would have applied under the employment agreement but for the non-renewal, (c) on account of the Participant’s resignation for Good Reason or (d) on account of the Participant’s death or disability and (ii) the Participant remained in the continuous employ or service of the Company, the Successor Entity or an Affiliate of the Company or the Successor Entity from the Control Change Date until the date of such termination of employment or service. The pro ration shall be based on a fraction, the numerator of which is the number of days in the applicable performance period that have elapsed as of the date of termination of employment or service and the denominator of which is the total number of days in the applicable performance period. Any portion of a Performance Award that does not become vested, earned or exercisable as of the date of termination of employment or service shall be forfeited as of the date of such termination.

The Committee, in its discretion and without the need of a Participant’s consent, may provide that a Time-Based Award that is outstanding on the Control Change Date shall be assumed by, or a substitute award granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Time-Based Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Time-Based Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. Except as provided in the following sentence, the assumed or substituted award shall have the same vesting terms and conditions as the original Time-Based Award being assumed or replaced. Notwithstanding the preceding sentence, the assumed or substituted award shall be fully vested, earned or exercisable on the last day of the Participant’s employment or service with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity if (i) such employment or service ends (a) on account of an involuntary termination without Cause, (b) following non-renewal of the employment agreement, if any, between the Participant and the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity, (c) on account of the Participant’s resignation for Good Reason or (d) on account of the Participant’s death or disability and (ii) the Participant remained in the continuous employ or service of the Company, the Successor Entity or an Affiliate of the Company or the Successor Entity from the Control Change Date until the date of such termination of employment or service.

15.03. Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.03, the Parachute Payments will be reduced pursuant to this Section 15.03 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.03 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.03 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no amount will be payable by the Participant to the Company unless, and then only to the extent that, the repayment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid, without interest, to the Participant promptly by the Company.

For purposes of this Section 15.03, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.03, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.03, this Section 15.03 shall not limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

ARTICLE XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Stock is listed or if the amendment would materially increase the benefits accruing to Participants under this Plan, materially increase the aggregate number of shares of Common Stock that may be issued under this Plan and the Entities Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in this Plan. For the avoidance of doubt, without the approval of stockholders, the Board may not (except pursuant to Article XII) (a) reduce the option price per share of an outstanding Option or the Initial Value of an outstanding SAR, (b) cancel an outstanding Option or outstanding SAR when the option price or Initial Value, as applicable exceeds the Fair Market Value or (c) take any other action with respect to an outstanding Option or an outstanding SAR that may be treated as a repricing of the award under the rules and regulations of the principal exchange on which the Common Stock is listed for trading.

ARTICLE XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after            , 2027. Stock Awards, Performance Unit awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

ARTICLE XVIII
EFFECTIVENESS OF PLAN

Options, SARs, Stock Awards, Performance Unit Awards, Incentive Awards and Other Equity-Based Awards may be granted under this Plan, as amended and restated herein, on and after the date that this Plan, as amended and restated herein, is approved by a majority of the votes cast by the Company’s stockholders, voting either in person or by proxy, at a duly held stockholders’ meeting within twelve months of its adoption by the Board.

APPENDIX B

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

SECOND AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
FOR ENTITIES
Effective             , 2017

ARTICLE I
DEFINITIONS

1.01. Affiliate

“Affiliate” means, with respect to any entity, any other entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the first entity (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

1.02. Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.03. Board

“Board” means the Board of Directors of the Company.

1.04. Change in Control

“Change in Control” means and includes each of the following:

(a) The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries or by the Manager or any of its Affiliates, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.

(b) Individuals who constitute Incumbent Directors at the beginning of any consecutive twelve month period, together with any new Incumbent Directors who become members of the Board during such twelve month period, cease to be a majority of the Board at the end of such twelve month period.

(c) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:

(i) the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));

(ii) no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and

(iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;

(d) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.

In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

1.05. Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.06. Committee

“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under this Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee, then “Committee” means the Board.

1.07. Common Stock

“Common Stock” means the Class A common stock of the Company.

1.08. Company

“Company” means Bluerock Residential Growth REIT, Inc., a Maryland corporation.

1.09. Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions on which the Change in Control occurs.

1.10. Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11. Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units, an Other Equity-Based Award or Incentive Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights payable with respect to any such award that does not become nonforfeitable solely on the basis of continued service shall be accumulated and distributed only when, and to the extent that, the underlying award is vested or earned. The Committee may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.12. Effective Date

“Effective Date” means March 28, 2015.

1.13. Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.14. Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.15. Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate of the Company.

1.16. Incumbent Directors

“Incumbent Directors” means individuals elected to the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors serving on the Board at the time of the election or nomination, as applicable, shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.04(a) or Section 1.04(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.

1.17. Individuals Plan

“Individuals Plan” means the Bluerock Residential Growth, Inc. Second Amended and Restated 2014 Equity Incentive Plan for Individuals, effective            , 2017, and as further amended from time to time.

1.18. Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant. Except as provided in Article XII, without the approval of stockholders (a) the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an SAR if, on the date of such amendment, cancellation, new grant or payment the Initial Value exceeds Fair Market Value.

1.19. LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.20. Manager

“Manager” means BRG Manager, LLC, a Delaware limited liability company and the Company’s external manager.

1.21. Offering

“Offering” means the initial public offering of Common Stock registered under the Securities Act of 1933, as amended.

1.22. OP Units

“OP Units” means units of limited partnership interest of the Operating Partnership.

1.23. Operating Partnership

“Operating Partnership” means Bluerock Residential Holdings, L.P., a Delaware limited partnership and the Company’s operating partnership.

1.24. Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.25. Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests, including LTIP Units.

1.26. Participant

“Participant” means the Manager and any other entity that provides services to the Company or an Affiliate of the Company (including an entity that provides services to the Company or an Affiliate of the Company by virtue of its providing services to the Manager or an Affiliate of the Manager), and that satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.

1.27. Performance Award

“Performance Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that is not a Time-Based Award.

1.28. Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified or determinable number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of an equal number of shares of Common Stock on the date of payment.

1.29. Plan

“Plan” means this Bluerock Residential Growth REIT, Inc. Second Amended and Restated 2014 Equity Incentive Plan for Entities, as set forth herein and as further amended from time to time.

1.30. REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.31. SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.32. Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.

1.33. Time-Based Award

“Time-Based Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that vests, is earned or becomes exercisable based solely on continued employment or service.

ARTICLE II
PURPOSES

This Plan is intended to assist the Company and its Affiliates in securing and retaining the services of entities that provide services to the Company or an Affiliate of the Company with ability and initiative by enabling such entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. This Plan is intended to permit the grant of Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with this Plan and any procedures that may be established by the Committee.

ARTICLE III
ADMINISTRATION

This Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions, or any provision of the Plan, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled (a) in connection with a termination of service or (b) if the award has been outstanding for at least one year. Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards (including LTIP Units) for up to five percent of the aggregate number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.02 may be granted or awarded by the Committee without regard to the minimum vesting requirements of Sections 6.06, 7.04, 8.02, 9.02, 10.02 and 11.02. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under this Plan); and to make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s determinations under this Plan (including without limitation, determinations of the entities to receive awards under this Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among entities who receive, or are eligible to receive, awards under this Plan, whether or not such entities are similarly situated. The express grant in this Plan of any specific power to the Committee with respect to the administration or interpretation of this Plan shall not be construed as limiting any power or authority of the Committee with respect to the administration or interpretation of this Plan. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV
ELIGIBILITY

The Manager and any entity that provides significant services to the Company or an Affiliate of the Company (including an entity that provides services to the Company or an Affiliate of the Company by virtue of its providing services to the Manager or an Affiliate of the Manager) is eligible to participate in this Plan if the Committee, in its sole reasonable discretion, determines that the participation of such entity is in the best interest of the Company.

ARTICLE V
COMMON SHARES SUBJECT TO PLAN

5.01. Common Shares Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant shares of Common Stock from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Company may deliver, to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Shares.

5.02. Aggregate Limit

(a) The maximum aggregate number of shares of Common Stock that may be issued under this Plan (pursuant to Options and SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted on or after the Effective Date) together with the number of shares of Common Stock issued under the Individuals Plan (pursuant to Options and SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted under the Individuals Plan on or after the Effective Date) is equal to 1,625,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of Common Shares that may be issued under this Plan and the Individuals Plan on a one-for-one basis, i.e., the grant of each LTIP Unit shall be treated as an award of a share of Common Stock.

(b) The maximum number of shares of Common Stock that may be issued under this Plan and the Individuals Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c) Shares of Common Stock issued under this Plan and the Individuals Plan pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted before the Effective Date shall be issued pursuant to the terms of the Plan and the Individuals Plan as in effect before the Effective Date and shall not affect or reduce the number of shares of Common Stock that may be issued in accordance with Section 5.02(a).

5.03. Reallocation of Shares

If, on or after the Effective Date, any award or grant under this Plan or the Individuals Plan (including LTIP Units and awards or grants made before the Effective Date) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan or the Individuals Plan. Any shares of Common Stock tendered or withheld on or after the Effective Date to satisfy the grant or exercise price or tax withholding obligation pursuant to any award under this Plan or the Individuals Plan shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR granted under this Plan or the Individuals Plan, the number of shares of Common Stock available under this Plan and the Individuals Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which the Common Stock is listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate of the Company shall not reduce the number of shares of Common Stock available for issuance under this Plan and the Individuals Plan.

ARTICLE VI
OPTIONS

6.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

6.02. Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except as provided in Article XII, without the approval of stockholders (a) the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an Option if, on the date of such amendment, cancellation, replacement grant or payment the Option Price exceeds Fair Market Value.

6.03. Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04. Transferability

An Option granted under this Plan may be transferred only in accordance with this Section 6.04. To the extent permitted by the Agreement relating to an Option, an Option granted under this Plan may be transferred by a Participant but only to an Affiliate of the Participant or an individual who is employed by or provides services to the Participant or an Affiliate of the Participant. The holder of an Option transferred pursuant to this Section 6.04 shall be bound by the same terms and conditions that governed the Option during the period it was held by the Participant. If an Option is transferred (by the Participant or the Participant’s transferee), such Option and any Corresponding SAR must be transferred to the same person or persons or entity or entities.

6.05. Service Provider Status

In the event that the terms of any Option provide that it may be exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Option.

6.06. Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no Option may become exercisable before the first anniversary of its grant or as provided in Section 15.01. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.

6.07. Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the Common Stock so surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.

6.08. Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.09. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an Option before the earlier of (i) the first anniversary of the exercise of the Option or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager and the Operating Partnership.

ARTICLE VII
SARS

7.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

7.02. Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03. Transferability

An SAR granted under this Plan may be transferred only in accordance with this Section 7.03. To the extent permitted by the Agreement relating to an SAR, an SAR granted under this Plan may be transferred by a Participant but only to an Affiliate of the Participant or an individual who is employed by or provides services to the Participant or an Affiliate of the Participant. The holder of an SAR transferred pursuant to this Section 7.03 shall be bound by the same terms and conditions that governed the SAR during the period it was held by the Participant. If a Corresponding SAR is transferred (by the Participant or the Participant’s transferee), such Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.

7.04. Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no SAR may become exercisable before the first anniversary of its grant or as provided in Section 15.01. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.

7.05. Service Provider Status

If the terms of any SAR provide that it may be exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the SAR.

7.06. Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.07. Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

7.08. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an SAR before the earlier of (i) the first anniversary of the exercise of the SAR or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE VIII
STOCK AWARDS

8.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

8.02. Vesting

The Committee, on the date of the award, shall prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Subject to the provisions of Article III, the period in which the shares of Common Stock covered by a Stock Award are forfeitable or otherwise restricted shall not end before the first anniversary of the grant of the Stock Award or as provided in Section 15.01. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the business of the Company or an Affiliate of the Company or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.

8.03. Service Provider Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent temporary interruptions of continuous service shall affect the Stock Award.

8.04. Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that (i) dividends payable on shares of Common Stock subject to a Stock Award that does not become nonforfeitable solely on the basis of continued service shall be accumulated and paid, without interest, when and to the extent that the underlying Stock Award becomes nonforfeitable; (ii) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (iii) the Company shall retain custody of any certificates representing shares of Common Stock granted pursuant to a Stock Award, and (iv) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

8.05. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under a Stock Award before the earlier of (i) the first anniversary of the date that the Stock Award became nonforfeitable and (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE IX
PERFORMANCE UNIT AWARDS

9.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.02. Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee. Subject to the provisions of Article III, the period in which Performance Units will be earned shall not end before the first anniversary of the grant of the Performance Units or as provided in Section 15.01.

9.03. Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of shares of Common Stock, by the grant of an Other Equity-Based Award (including LTIP Units), by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

9.04. Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder of the Company.

9.05. Transferability

Any rights or restrictions with respect to the ability of the holder of any Performance Unit granted under this Plan to transfer such Performance Unit shall be set forth in the Agreement relating to such grant.

9.06. Service Provider Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall effect the Performance Unit award.

9.07. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of Performance Units before the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE X
OTHER EQUITY — BASED AWARDS

10.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards and the terms and conditions of such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.02. Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. Subject to the Provisions of Article III, the period in which such award shall be forfeitable, nontransferable or otherwise restricted shall not end before the first anniversary of the grant of the Other Equity-Based Award or as provided in Section 15.01. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under this Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under this Plan.

10.03. Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into shares of Common Stock shall not be issued under this Plan, i.e., the conversion shall not reduce the number of shares of Common Stock available for issuance under the Plan or the Entities Plan. Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.04. Service Provider Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Other Equity-Based Award.

10.05. Transferability

Any rights or restrictions with respect to the ability of the holder of an Other Equity-Based Award (including LTIP Units) granted under the Plan to transfer such Other Equity Based Award (including LTIP Units) shall be set forth in the Agreement relating to such grant.

10.06. Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.

10.07. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock or other equity interests (including LTIP units) covered by an Other Equity-Based Award before the earlier of (i) the first anniversary of the date that such shares or interests become nonforfeitable and (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE XI
INCENTIVE AWARDS

11.01. Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Incentive Award is to be made and will specify the terms and conditions of such award. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.

11.02. Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate of the Company, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, and/or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of service with the Company or an Affiliate of the Company or that the Company, an Affiliate of the Company, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

11.03. Transferability

Any rights or restrictions with respect to the ability of the holder of an Incentive Award granted under the Plan to transfer such Incentive Award shall be set forth in the Agreement relating to such grant.

11.04. Service Provider Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Incentive Award.

11.05. Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock, an Other Equity-Based Award (including LTIP Units) or a combination thereof, as determined by the Committee.

11.06. Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

11.07. Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of an Incentive Award until the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, the Manager or the Operating Partnership.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON SHARES

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards granted under this Plan and the Entities Plan, shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its shareholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.

The issuance by the Company of any class of Common Stock, or securities convertible into any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Common Stock or obligations of the Company convertible into such Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards under this Plan and the Entities Plan.

The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards under this Plan and under the Entities Plan in substitution for performance shares, phantom shares, share awards, stock options, share appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate of the Company in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of this Plan and the Entities Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units granted under this Plan or the Entities Plan shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal, state and foreign laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV
GENERAL PROVISIONS

14.01. Effect on Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any entity any right to continue in the service of the Company or an Affiliate of the Company or in any way affect any right and power of the Company or an Affiliate of the Company to terminate the service of any entity at any time with or without assigning a reason therefor.

14.02. Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03. Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. Nevertheless, the tax treatment of the benefits provided under this Plan or any Agreement is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors or trustees, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or any other taxpayer as a result of the Plan or any Agreement. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of service and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)).

14.04. Withholding Taxes

Each Participant shall be responsible for satisfying any income, employment and other tax withholding obligations attributable to participation in this Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district, city or foreign withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the Common Stock surrendered, withheld or reduced shall be determined as of the date of surrender, withholding or reduction and the number of shares of Common Stock which may be withheld, surrendered or reduced shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding, surrender or reduction equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such supplemental taxable income.

14.05. REIT Status

This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

14.06. Elections Under Section 83(b)

No Participant may make an election under Section 83(b) of the Code with respect to the grant of any award, the vesting of any award, the settlement of any award or the issuance of Common Stock under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.

14.07. Return of Awards; Repayment

Each Option, SAR, Stock Award, Performance Unit Award, Incentive Award and Other Equity-Based Award (including an LTIP Unit) granted under the Plan is subject to the condition that the Company may require that such award be returned, and that any payment made with respect to such award must be repaid, if (a) such action is required under the terms of any Company recoupment or “clawback” policy as in effect on the date that the award was granted or (b) such award or payment made with respect to an award is, or in the future becomes, subject to any law, rule, requirement or regulation which imposes mandatory recoupment or forfeiture, under circumstances set forth in such law, rule, requirement or regulation; provided, however, that such clawback shall not be duplicative of any clawback required under clause (a).

ARTICLE XV
CHANGE IN CONTROL

15.01. Time-Based Awards Not Assumed

Each Time-Based Award that is outstanding on a Control Change Date and that is not assumed or replaced with a substitute award in accordance with Section 15.02 shall be fully vested, earned or exercisable as of the Control Change Date.

The Committee, in its discretion and without the need of the consent of a Participant (or a Participant’s transferee of an award), may provide that a Time-Based Award that becomes vested, earned or exercisable under this Section 15.01 may be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control Transaction. With respect to each Time-Based Award that becomes vested, earned or exercisable under this Section 15.01, the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control for each share of Common Stock exceeds the option price or Initial Value in the case of an Option and SAR or (ii) for each vested share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, the price per share received by stockholders for Common Stock and (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based Award is denominated and vested. Notwithstanding any contrary provision of this Section 15.01, if the option price or Initial Value exceeds the price per share of Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the Participant.

15.02. Performance Awards; Assumption of Time-Based Awards

Each Performance Award that is outstanding on a Control Change Date must be assumed by, or a substitute award granted by, the Successor Entity (or if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Performance Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Performance Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. The assumed or substituted award shall have the same vesting terms and conditions as the original Performance Award being assumed or replaced; provided, however, that the performance objectives and measures of the original Performance Award being assumed or replaced shall be adjusted as the Committee determines is equitably required.

The Committee, in its discretion and without the need of the consent of a Participant (or the Participant’s transferee of an award), may provide that a Time-Based Award that is outstanding on the Control Change Date shall be assumed by, or a substitute award granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Time-Based Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Time-Based Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. The assumed or substituted award shall have the same vesting terms and conditions as the original Time-Based Award being assumed or replaced.

15.03. Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.03, the Parachute Payments will be reduced pursuant to this Section 15.03 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.03 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.03 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no amount will be payable by the Participant to the Company unless, and then only to the extent that, the repayment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid, without interest, to the Participant promptly by the Company.

For purposes of this Section 15.03, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.03, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.03, this Section 15.03 shall not limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

ARTICLE XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Stock is listed or if the amendment would materially increase the benefits accruing to Participants under this Plan, materially increase the aggregate number of shares of Common Stock that may be issued under this Plan and the Entities Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in this Plan. For the avoidance of doubt, without the approval of stockholders, the Board may not (except pursuant to Article XII) (a) reduce the option price per share of an outstanding Option or the Initial Value of an outstanding SAR, (b) cancel an outstanding Option or outstanding SAR when the option price or Initial Value, as applicable exceeds the Fair Market Value or (c) take any other action with respect to an outstanding Option or an outstanding SAR that may be treated as a repricing of the award under the rules and regulations of the principal exchange on which the Common Stock is listed for trading.

ARTICLE XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after            , 2027. Stock Awards, Performance Unit awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

ARTICLE XVIII
EFFECTIVENESS OF PLAN

Options, SARs, Stock Awards, Performance Unit Awards, Incentive Awards and Other Equity-Based Awards may be granted under this Plan, as amended and restated herein, on and after the date that this Plan, as amended and restated herein, is approved by a majority of the votes cast by the Company’s stockholders, voting either in person or by proxy, at a duly held stockholders’ meeting within twelve months of its adoption by the Board.

APPENDIX C

EXECUTION VERSION

CONTRIBUTION AND SALE AGREEMENT

Dated as of August 3, 2017

By and Among

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
a Maryland corporation

BLUEROCK RESIDENTIAL HOLDINGS, L.P.,
a Delaware limited partnership

BLUEROCK TRS HOLDINGS, LLC,
a Delaware limited liability company

BRG MANAGER, LLC,
a Delaware limited liability company

Bluerock REIT Operator, LLC,
a Delaware limited liability company

BLUEROCK REAL ESTATE, L.L.C.,
a Delaware limited liability company

THE KACHADURIAN GROUP LLC,
an Illinois limited liability company

KONIG & ASSOCIATES, LLC,
a New Jersey limited liability company

JENCO BUSINESS ADVISORS, INC.
a New York Corporation

JAMES G. BABB, III,
an individual

JORDAN B. RUDDY,
an individual

and

RYAN S. MACDONALD,
an individual

Exhibit A	Defined Terms
Exhibit B	Form of Administrative Services Agreement
Exhibit C	Schedule of Transferred Assets
Exhibit D	Forms of Equity Incentive Plans
Exhibit E	Form of Stockholders Agreement
Exhibit F	Form of Articles Supplementary
Exhibit G-1	Form of Use and Occupancy Agreement (New York)
Exhibit G-2	Form of Sublease Agreement (Michigan)
Exhibit H	Assignment and Assumption of Agreements
Exhibit I	Form of Lease Agreement (Michigan — Future)
Exhibit J	Form of Sublease Agreement (Michigan — Future)
Exhibits K-1 through K-4	Forms of Certificate Pursuant to Treasury Regulations Section 1.1445-2
Exhibit L	Form of Amended and Restated Trademark License Agreement

CONTRIBUTION AND SALE AGREEMENT

THIS CONTRIBUTION AND SALE AGREEMENT (this “Agreement”) is executed as of August 3, 2017 (the “Effective Date”) by and among Bluerock Real Estate, L.L.C., a Delaware limited liability company (“Bluerock”), Konig & Associates, LLC, a New Jersey limited liability company (“Konig”), Jenco Business Advisors, Inc., a New York corporation (“Novack”), The Kachadurian Group LLC, an Illinois limited liability company (“Kachadurian Group”, and together with Bluerock, Konig and Novack, the “Entity Contributors” and each, an “Entity Contributor”), James G. Babb, III (“Babb”), an individual, Jordan B. Ruddy (“Ruddy”), an individual, and Ryan S. MacDonald, an individual (“MacDonald”, and together with Babb and Ruddy, collectively, the “Individual Contributors” and each, an “Individual Contributor”, and the Individual Contributors, together with the Entity Contributors, collectively, the “Contributors” and each, a “Contributor”), BRG Manager, LLC, a Delaware limited liability company (“BRG Manager”), Bluerock REIT Operator, LLC, a Delaware limited liability company (“Manager Sub”), Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “REIT”), Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “OP,” and together with the REIT, the “Company”), and Bluerock TRS Holdings, LLC, a Delaware limited liability company (“TRS Holdings”). Capitalized terms used but not defined herein shall have the respective meanings set forth on Exhibit A.

RECITALS

WHEREAS, the Contributors currently own one hundred percent (100%) of the issued and outstanding membership interests in BRG Manager, the Company’s external manager and advisor;

WHEREAS, BRG Manager was created primarily to provide management services to the Company;

WHEREAS, in connection with the REIT’s initial public offering of common stock, the REIT, the OP and BRG Manager entered into a Management Agreement dated as of April 2, 2014 (the “Management Agreement”);

WHEREAS, prior to Closing, BRG Manager will assign or cause to be assigned certain assets relating to the asset management of the Company and its subsidiaries currently conducted by BRG Manager pursuant to the Management Agreement (the “Business”) to Manager Sub in exchange for one hundred percent (100%) of the membership interests in Manager Sub (the “Membership Interests”) pursuant to that certain Assignment and Acceptance Agreement, dated as of the date hereof (the “Assignment and Acceptance Agreement”);

WHEREAS, for the avoidance of doubt, the assets to be transferred to Manager Sub as part of the Business exclude LTIP Units previously granted to BRG Manager as compensation under the Management Agreement and which are beneficially owned by all Contributors except Novack;

WHEREAS, prior to Closing, BRG Manager will distribute all of the Membership Interests to the Contributors in proportion to the Equity Interest of each Contributor in BRG Manager, as set forth on Schedule 3.01(g);

WHEREAS, effective as of the Closing, (A) (i) the Contributors will contribute and assign to the OP all of their right, title and interest in and to 99.9% of the Membership Interests, and (ii) the Contributors will receive from the OP the Contribution Consideration; and (B) (i) the Contributors will sell to TRS Holdings all of their right, title and interest in and to the remaining 0.1% of the Membership Interests, and (ii) the Contributors will receive from TRS Holdings the Cash Consideration, all as more particularly set forth herein;

WHEREAS, in connection with the issuance by the OP to the Contributors of the OP Units, the REIT and the Contributors are entering into a Stockholders Agreement substantially in the form of Exhibit E (the “Stockholders Agreement”) in order to set forth certain rights, responsibilities and restrictions with respect to, among other things, voting rights and certain registration rights;

WHEREAS, the Board of Directors of the REIT, on behalf of the REIT and on behalf of the REIT as the general partner of the OP, have reviewed and evaluated the Transactions and, based on the recommendation of a duly authorized and fully empowered special committee of independent members of the REIT’s Board of Directors (the “Special Committee”), has unanimously determined that the Transactions, and the entering into by the REIT and the OP of this Agreement and the Transaction Documents, are in the best interests of the REIT and its stockholders and the OP and its limited partners; and

WHEREAS, the Board of Directors of the REIT has unanimously resolved to recommend for approval by the stockholders of the REIT each of the REIT Stockholder Proposals.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and other terms contained in this Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I
CONTRIBUTION AND SALE

Section 1.01 CONTRIBUTION AND SALE.

(a) Consideration.  At the Closing, the Contributors shall (i) contribute to the OP all of their right, title and interest in and to 99.9% of the Membership Interests and (ii) sell to TRS Holdings all of their right, title and interest in and to 0.1% of the Membership Interests (together, the “Contribution”). In exchange for the Contribution, (i) the OP shall issue to the Contributors the Contribution Consideration and (ii) TRS Holdings shall pay to the Contributors the Cash Consideration.

(b) Adjustments.  If, between the date of this Agreement and the Closing Date, the outstanding shares of Common Stock or the outstanding OP Units shall have been changed into a different number of shares or a different class or series as a result of a reclassification, recapitalization, stock split or combination, exchange or readjustment, stock dividend or other similar change in capitalization, a proportionate adjustment shall be made to the OP Units to be delivered pursuant to this Section 1.01, as applicable.

(c) Fractional Consideration.  No fractional OP Units or fractional shares of Class C Common Stock shall be issued pursuant to this Agreement. If aggregating all OP Units or all shares of Class C Common Stock that a Contributor otherwise would be entitled to receive pursuant to this Agreement would require the issuance of a fractional OP Unit or fractional share of Class C Common Stock, in lieu of such fractional OP Unit or fractional share of Class C Common Stock, the applicable Contributor shall be entitled to receive one OP Unit or one share of Class C Common Stock, as applicable, for each fractional OP Unit or fractional share of Class C Common Stock of 0.50 or greater. Neither the OP nor the REIT will issue an OP Unit or share of Class C Common Stock, respectively, for any fractional OP Unit or fractional share of Class C Common Stock, respectively, of less than 0.50.

Section 1.02 INTENDED TAX TREATMENT.  The parties intend that (a) the distribution of the Membership Interests in Manager Sub to the Contributors will be treated as an assets-over partnership division (the “Partnership Division”) of BRG Manager under Treasury Regulations Section 1.708-1(d)(3) (b) the contribution of 99.9% of the Membership Interests to the OP will be treated as (i) a tax-deferred contribution under Section 721(a) of the Code to the extent of the Contributors’ receipt of OP Units and (ii) a taxable sale to the extent of the Contributors’ receipt of shares of Class C Common Stock; and (c) the contribution of 0.1% of the Membership Interests to TRS Holdings will be treated as a taxable sale (the “Intended Tax Treatment”). Unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or a similar determination under applicable state or local Law), the REIT, the OP, TRS Holdings, BRG Manager, Manager Sub and the Contributors shall file all United States federal, state and local Tax Returns in a manner consistent with such Intended Tax Treatment and shall take no position inconsistent with such treatment.

ARTICLE II
CLOSING

Section 2.01 CLOSING AND PLACE.  The closing of the Transactions (the “Closing”) will take place as soon as reasonably practicable after the occurrence of all of the following events: (i) the calculation of Total Consideration has been performed, (ii) the REIT Stockholder Approval has been received and (iii) all of the conditions set forth in Section 2.02(b) have been satisfied or waived (other than any such conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing). The date on which the Closing actually takes place is referred to as the “Closing Date”.

Section 2.02 CONDITIONS PRECEDENT.

(a) Closing Actions and Documents.  At the Closing, the following events shall occur and the following closing documents (collectively, the “Transaction Documents”) shall be executed and delivered by and to the parties specified below:

(i) the Assignment and Acceptance Agreement, duly executed and delivered by the parties thereto;

(ii) an Administrative Services Agreement, substantially in the form of Exhibit B (the “Administrative Services Agreement”), duly executed and delivered by the parties thereto;

(iii) the Stockholders Agreement, duly executed and delivered by the parties thereto;

(iv) the Use and Occupancy Agreement (the “Use and Occupancy Agreement”) and the Sublease Agreement, substantially in the forms of Exhibit G-1 and Exhibit G-2, respectively, duly executed and delivered by the parties thereto;

(v) the Assignment and Assumption of Agreements, substantially in the form of Exhibit H, duly executed and delivered by the parties thereto, any consents required thereunder and such other agreements as may be necessary to effect the transactions contemplated thereby;

(vi) the Lease Agreement, substantially in the form of Exhibit I, duly executed and delivered by the parties thereto;

(vii) the Sublease Agreement, substantially in the form of Exhibit J, duly executed and delivered by the parties thereto;

(viii) a duly completed and executed certificate, substantially in the form of Exhibit K, consistent with the requirements of Treasury Regulations Section 1.1445-2 from each Contributor representing as to such Contributor’s status as a non-foreign person;

(ix) an amended and restated Trademark License Agreement, substantially in the form of Exhibit L, duly executed and delivered by the parties thereto; and

(x) such other documents shall be executed and delivered, and such items shall be done, as may be reasonably required to effect the consummation of the Transactions, in accordance with the terms of this Agreement.

(b) Closing Conditions.  The respective obligations of each party to effect the Closing are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions that run in the favor of such party:

(i) For the benefit of the Contributors:

(A) with only such exceptions as would not reasonably be expected to have, individually or in the aggregate, a REIT Material Adverse Effect (1) each of the representations and warranties of the REIT, the OP and TRS Holdings set forth herein shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except any representations and warranties that expressly speak as of a specified date or time need only be true and correct as of such specified date or time); provided that any exceptions and qualifications with regard to materiality or REIT Material Adverse Effect contained therein shall be disregarded for purposes of this Section 2.02(b)(i)(A), and (2) all of the covenants and agreements of the REIT, the OP and TRS Holdings set forth herein and required to have been performed as of the Closing Date shall have been performed as of the Closing Date;

(B) There shall not have occurred a REIT Material Adverse Effect;

(C) The Contributors shall have received a certificate, in form and substance reasonably satisfactory to the Contributors, executed by the Secretary (or other executive officer) or manager of the REIT, the OP and TRS Holdings, to the effect of clause (A) above;

(D) The REIT shall have paid to BRG Manager, by wire transfer of immediately available funds, the Accrued Management Fee;

(E) The execution and delivery of the documents required to be executed and delivered by each signatory thereto, other than, in each case, any Contributor, pursuant to Section 2.02(a); and

(F) The REIT shall have filed the Articles Supplementary with the SDAT.

(ii) For the benefit of the REIT and the OP:

(A) (1) The representations and warranties set forth in Section 3.01(g) shall have been true and correct in all respects and (2) with only such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect each of the other representations and warranties of each Contributor set forth herein shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except any representations and warranties that expressly speak as of a specified date or time need only be true and correct as of such specified date or time); provided that any exceptions and qualifications with regard to materiality or Material Adverse Effect contained therein shall be disregarded for purposes of this Section 2.02(b)(ii)(A), and (3) all of the covenants and agreements of each Contributor set forth herein and required to have been performed as of the Closing Date shall have been performed in all material respects as of the Closing Date;

(B) The REIT shall have received a certificate from each Contributor, in form and substance reasonably satisfactory to the REIT, executed by the Individual Contributor or by the Secretary (or other executive officer) or manager of the Entity Contributor, as the case may be, to the effect of clause (A) above;

(C) with only such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (1) each of the representations and warranties of BRG Manager set forth herein shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except any representations and warranties that expressly speak as of a specified date or time need only be true and correct as the case may be, as of such specified date or time); provided that any exceptions and qualifications with regard to materiality or Material Adverse Effect contained therein shall be disregarded for purposes of this Section 2.02(b)(ii)(C), and (2) all of the covenants and agreements of BRG Manager set forth herein and required to have been performed as of the Closing Date shall have been performed in all material respects as of the Closing Date;

(D) There shall not have occurred a Material Adverse Effect;

(E) The REIT shall have received a certificate, in form and substance reasonably satisfactory to the REIT, executed by the Secretary (or other executive officer) or manager of BRG Manager, to the effect of clause (C) above;

(F) The execution and delivery of the Transaction Documents required to be executed and delivered by each Contributor pursuant to Section 2.02(a);

(G) The REIT shall have received a certificate from each Entity Contributor, in form and substance reasonably satisfactory to the REIT, executed by the Secretary (or other executive officer) or manager of the Entity Contributor, certifying as of the Closing Date: (1) all manager or other applicable resolutions, fully and properly adopted and not amended, modified, revoked or rescinded, evidencing such Entity Contributor’s authorization to execute, deliver and perform each of the Transaction Documents to which such Entity Contributor is a party; and (2) a true and complete copy of the certificate of limited liability company and operating agreement of such Entity Contributor, and any amendments;

(H) Each of the Key Executives shall have entered into an executive employment agreement with the REIT; and

(I) The REIT shall have received from BRG Manager evidence of the professional liability insurance (errors and omissions) policy as required by the terms of the Administrative Services Agreement.

(iii) For the benefit of the REIT, the OP and the Contributors:

(A) NYSE MKT Approval shall have been obtained;

(B) the REIT Stockholder Approval shall have been obtained; and

(C) (1) no statute, rule, regulation, order, decree or injunction shall have been enacted, entered, promulgated or enforced by a Governmental Authority that prohibits the consummation of the Transactions; and (2)any necessary consents and approvals of any Governmental Authority required for the consummation of the Transactions and any third-party consents set forth in Schedule 2.02(b)(iii) shall have been obtained.

Section 2.03 COSTS.

(a) Contributors Costs.  Each Contributor shall directly pay for all out of pocket costs incurred by such Contributor, in its capacity as a Contributor, in connection with the Transactions, including any legal fees or fees of any financial, accounting and other advisors incurred by the Contributor for itself in connection with the Transactions.

(b) BRG Manager Costs.  The REIT shall reimburse BRG Manager for its actual, documented and reasonable out of pocket costs and expenses, up to an aggregate of $750,000, including but not limited to the actual, documented and reasonable fees and expenses of BRG Manager’s legal counsel and the actual, documented and reasonable fees and expenses of a single employment legal counsel to the Key Executives; provided that the Contribution Consideration payable to the Contributors hereunder shall be reduced dollar for dollar by a number of OP Units and shares of Class C Common Stock having a value (calculated in accordance with the definition of “Contribution Consideration” herein) equal to the amount, if any, that such costs and expenses exceed $300,000. The Contributors shall directly pay for all out of pocket costs incurred by BRG Manager in excess of those costs reimbursed by the REIT in connection with the Transactions, including any legal fees or fees of any financial, accounting and other advisors incurred by or on behalf of BRG Manager in connection with the Transactions, with such costs allocated in proportion to the Equity Interest of each Contributor in BRG Manager, as shown on Schedule 3.01(g).

(c) REIT Costs.  The REIT shall directly pay for all costs of the REIT and the Special Committee incurred in connection with the Transactions, including but not limited to any fees of legal, financial and accounting advisors.

(d) Survival.  The provisions of this Section 2.03 shall survive the Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS.  Each Contributor, severally and not jointly, hereby represents and warrants to the REIT, the OP and TRS Holdings as follows as of the Effective Date and as of the Closing Date (except as to any representations and warranties that expressly speak as of a specified date or time, in which case only as of such specified date or time), which representations and warranties shall survive the Closing to the extent provided in Section 5.01:

(a) Organization and Qualification of the Entity Contributors.  Such Entity Contributor: (i) is a duly formed limited liability company validly existing and in good standing under the Laws of its applicable State of formation, and is qualified to do business in each of the states in which it is required to be qualified, except where the failure to be qualified would not reasonably be expected to result in a Material Adverse Effect; and (ii) has the requisite limited liability company power and authority to carry on its business as now being conducted. Such Entity Contributor has the requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, the Transaction Documents to which such Entity Contributor is a party and the documents to be executed and delivered by such Entity Contributor pursuant to this Agreement. Such Entity Contributor is not in default under any provision of its certificate of limited liability company, operating agreement or other organizational document.

(b) Due Authorization; Approvals of the Entity Contributors.  The execution and delivery of this Agreement and the Transaction Documents to which such Entity Contributor is a party, and the performance by such Entity Contributor of the Transactions contemplated to be performed by it, have been approved by all necessary limited liability company action or other proceedings on the part of such Entity Contributor. This Agreement has been duly executed and delivered by an authorized person on behalf of such Entity Contributor and constitutes the legal, valid and binding agreement of each Entity Contributor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar Laws affecting enforcement of creditors’ rights and to general principles of equity (the “Enforceability Exceptions”).

(c) Due Execution by the Individual Contributors.  This Agreement has been duly executed and delivered by such Individual Contributor and constitutes the legal, valid and binding agreement of such Individual Contributor enforceable against it in accordance with its terms, subject to the Enforceability Exceptions. Such Individual Contributor has full power and authority to execute this Agreement and each Transaction Document to which it is a party.

(d) No Conflict; Legal Compliance.  (i) Neither the execution, delivery, nor performance of this Agreement by such Contributor, nor any action or omission on the part of such Contributor required pursuant hereto, nor the consummation of the Transactions by such Contributor will (A) result in a breach or violation of, or constitute a default under, any Legal Requirement applicable to such Contributor, (B) result in a breach of any term or provision of the organizational documents of such Entity Contributor or (C) constitute a default or result in the cancellation, termination, acceleration, breach or violation of any agreement, instrument or other material document to which such Contributor is a party or by which any of such Contributor’s properties are bound, or give any Person the right to challenge any such transaction, to declare any such default, cancellation, termination, acceleration, breach or violation or to exercise any remedy or obtain any other relief under any such agreement, instrument, indenture or other material document or under any Legal Requirement, except in the case of (A) or (C), as would not reasonably be expected to result in a Material Adverse Effect; and (ii) such Contributor is not, nor will be, required to give any notice to or obtain any consent from any Person in connection with the execution and delivery of this Agreement that has not already been given or obtained.

(e) Litigation and Default.  Except as set forth on Schedule 3.01(e), (i) such Contributor has not been served with notice of any legal proceeding related to the Business, BRG Manager or Manager Sub; and (ii) no material legal proceeding has been threatened in writing or, to the Knowledge of such Contributor, orally against such Contributor related to the Business, BRG Manager or Manager Sub.

(f) Insolvency.  Such Contributor is not subject to: (i) a general assignment for the benefit of creditors; (ii) a voluntary petition in bankruptcy of an involuntary petition by its creditors; (iii) the appointment of a receiver to take possession of all, or substantially all, of its assets; (iv) the attachment or other judicial seizure of all, or substantially all, of its assets; (v) an admission in writing of its inability to pay its debts as they come due; or (vi) an offer of settlement, extension or composition to its creditors generally.

(g) Ownership of the Equity Interests.  As of the date of this Agreement, such Contributor owns the respective Equity Interest of BRG Manager free and clear of Encumbrances, and as of the Closing Date will own the respective Equity Interest of Manager Sub, as set forth on Schedule 3.01(g). There are no voting trusts, proxies or other agreements or understandings to which such Contributor is a party with respect to the voting of any Equity Interests of BRG Manager. Immediately following the Closing, the OP shall own all of the Equity Interest in Manager Sub, together being the Membership Interests, free and clear of all mortgages, liens, pledges, charges, claims, security interests, agreements and encumbrances of any nature whatsoever, other than those imposed by Law or resulting from action by the REIT, the OP or TRS Holdings.

(h) Issuance of OP Units and Class C Common Stock.

(i) Such Contributor understands that the OP Units and shares of Class C Common Stock being issued hereunder have not been and, except as contemplated by the registration rights provisions set forth in the Stockholders Agreement, will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or under applicable state securities Laws (“Blue Sky Laws”), in reliance upon exemptions contained in the Securities Act and Blue Sky Laws and any applicable regulations promulgated thereunder or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless, among other things, such OP Units and shares of Class C Common Stock subsequently are so registered or qualify for exemption from registration under the Securities Act (including, without limitation, the exemption provided by Rule 144 thereunder, if available) and applicable Blue Sky Laws.

(ii) The OP Units and shares of Class C Common Stock are being acquired under this Agreement by such Contributor in good faith solely for its own account for investment and not with a view toward resale or other distribution in violation of the Securities Act, and the OP Units and shares of Class C Common Stock shall not be disposed of by such Contributor in contravention of the Securities Act or any applicable Blue Sky Laws.

(iii) Such Contributor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the OP Units and shares of Class C Common Stock, and understands and is able to bear any economic risks associated with such investment (including the inherent risk of losing all or part of its investment in such OP Units and shares of Class C Common Stock).

(iv) Such Contributor is personally and directly familiar with the business that is conducted and is intended to be conducted by the OP and the REIT, including financial matters related to such business, has been given the opportunity to ask questions of, and receive answers from the officers and directors of the REIT concerning the business and financial affairs of the OP and the REIT, and the terms and conditions of its acquisition of such OP Units and shares of Class C Common Stock, and has had further opportunity to obtain any additional information desired (including information necessary to verify the accuracy of the foregoing).

(v) Such Contributor has had an opportunity, to the full extent it deemed necessary or desirable, to inform its legal and financial advisers of the terms, nature and risks of investing in the OP Units and shares of Class C Common Stock at this time, and to consult with them as appropriate about the investment.

(vi) Such Contributor is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(i) Brokers, Finders and Advisors.  Such Contributor has not entered into any agreement resulting in, or which would reasonably be expected to result in, the REIT, the OP, or any subsidiary thereof having any obligation or liability as a result of the execution and delivery of this Agreement and the consummation of the Transactions for any brokerage, finder or advisory fees or charges of any kind whatsoever.

Section 3.02 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS AND BRG MANAGER.  Each Contributor and BRG Manager, jointly and severally, hereby represents and warrants to the REIT and the OP as follows as of the Effective Date and as of the Closing Date (except as to any representations and warranties that expressly speak as of a specified date or time, in which case only as of such specified date or time), which representations and warranties shall survive the Closing to the extent provided in Section 5.01:

(a) Organization and Qualification.  Each of BRG Manager and Manager Sub: (A) is a duly formed limited liability company validly existing and in good standing under the Laws of the State of Delaware, and is duly qualified to do business and in good standing in all jurisdictions (whether federal, state, local or foreign) in which it is required to be qualified, except where the failure to be qualified would not reasonably be expected to result in a Material Adverse Effect; and (B) has the requisite limited liability company power and authority to carry on its business as now being conducted. Each of BRG Manager and Manager Sub has the requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, the Transaction Documents to which each is a party and the documents to be executed and delivered by each pursuant to this Agreement. Neither BRG Manager nor Manager Sub is in default under any provision of its certificate of formation, operating agreement or other organizational document.

(b) Due Authorization; Approvals.  The execution and delivery of this Agreement and the Transaction Documents to which BRG Manager or Manager Sub is a party, and the performance by each of the Transactions contemplated to be performed by it, have been approved by all necessary limited liability company action or other proceedings on the part of each, as applicable. This Agreement has been duly executed and delivered by an authorized person on behalf of each of BRG Manager and Manager Sub and constitutes the legal, valid and binding agreement of each enforceable against each in accordance with its terms, subject to the Enforceability Exceptions.

(c) No Conflict; Legal Compliance.  (i) Neither the execution, delivery, nor performance of this Agreement by BRG Manager or Manager Sub, nor any action or omission on the part of BRG Manager or Manager Sub required pursuant hereto, nor the consummation of the Transactions by BRG Manager or Manager Sub will (A) result in a breach or violation of, or constitute a default under, any Legal Requirement applicable to BRG Manager or Manager Sub, (B) result in a breach of any term or provision of the organizational documents of BRG Manager or Manager Sub or (C) constitute a default or result in the cancellation, termination, acceleration, breach or violation of any agreement, instrument or other material document to which BRG Manager or any of its Subsidiaries is a party or by which any of BRG Manager’s or any of its Subsidiaries’ properties is bound, or give any Person the right to challenge any such transaction, declare any such default, cancellation, termination, acceleration, breach or violation or to exercise any remedy or obtain any other relief under any such agreement, instrument, indenture or other material document or under any Legal Requirement, except, in the case of (A) or (C), as would not reasonably be expected to result in a Material Adverse Effect; and (ii) except as set forth in Schedule 3.02(c) neither BRG Manager nor any of its Subsidiaries is, or will be, required to give any notice to or obtain any consent from any Person in connection with the execution and delivery of this Agreement that has not already been given or obtained.

(d) Litigation and Default.  (i) There is no legal proceeding pending against BRG Manager or any of its Subsidiaries except as set forth on Schedule 3.01(e); (ii) no material legal proceeding has been threatened in writing nor, to the Knowledge of BRG Manager, orally against BRG Manager or any of its Subsidiaries; (iii) to the Knowledge of BRG Manager, neither BRG Manager nor any of its Subsidiaries is in breach of any provisions of any Legal Requirement; (iv) to the Knowledge of BRG Manager, no event has occurred that, with due notice or lapse of time or both, would constitute a breach of any Legal

Requirement on the part of BRG Manager or any of its Subsidiaries; and (v) there is no investigation of a Governmental Authority pending or, to the Knowledge of BRG Manager, threatened against BRG Manager or any of its Subsidiaries, other than as have not had and would not reasonably be expected to have a Material Adverse Effect. There are no outstanding, pending or, to the Knowledge of BRG Manager, threatened orders, writs, judgments, decrees, injunctions or settlements against BRG Manager or any of its Subsidiaries that: (x) prohibit or restrict the consummation of the Transactions; or (y) have, or would reasonably be expected to have, a Material Adverse Effect with respect to BRG Manager or Manager Sub.

(e) Insolvency.  Neither BRG Manager nor any of its Subsidiaries has: (i) made a general assignment for the benefit of creditors; (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (v) admitted in writing its inability to pay its debts as they come due; or (vi) made an offer of settlement, extension or composition to its creditors generally.

(f) Ownership of the Equity Interests.  The authorized and outstanding Equity Interests of BRG Manager and Manager Sub are as set forth on Schedule on Schedule 3.01(g). There are no outstanding subscriptions, options, warrants, calls, rights or convertible or exchangeable securities or any other agreements or other instruments giving any Person the right to acquire any Equity Interests in BRG Manager or Manager Sub, or giving any Person any right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option to acquire such Equity Interests. There are no outstanding or authorized share appreciation, phantom share, profit participation or similar rights for which BRG Manager or Manager Sub has any liability. There are no voting trusts, proxies or other agreements or understandings to which BRG Manager or Manager Sub is a party with respect to the voting of any Equity Interests of BRG Manager or Manager Sub. There are no issued or outstanding bonds, indentures, notes or other Indebtedness having the right to vote (or convertible into securities that have the right to vote) on any matters on which the members of BRG Manager or Manager Sub may vote.

(g) Contracts.  The contracts listed on Schedule 3.02(g)(i) constitute all of the Material Contracts (and all amendments or modifications thereto) as of the Effective Date. Furthermore, there are no change orders, modifications or amendments to any of the Contracts as of the Effective Date that have been agreed to and have not been reduced to writing as of the Effective Date. Neither BRG Manager nor any of its Subsidiaries is a party to any contract other than the Material Contracts that are necessary for the operation of the Business and all contracts that are necessary for the operation of the Business comprise Transferred Assets after giving effect to the services contemplated by the Administrative Services Agreement. For the purposes of this Agreement, the term “Material Contracts” shall include, solely as such term applies to a Contract of BRG Manager or Manager Sub:

(i) any Contract that is expected to provide for payment or receipt by BRG Manager or any of its Subsidiaries of more than $100,000 in any given calendar year or more than $500,000 in the aggregate for the remaining term of the Contract (other than any Contract that is terminable by BRG Manager or Manager Sub with ninety (90) days written notice without payment or penalty);

(ii) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of equity interests, sale of assets, outsourcing or otherwise) with material ongoing obligations;

(iii) any joint venture, partnership, strategic alliance, teaming, cooperation or similar Contract;

(iv) any Contract in regard to the employment, or restricting the employment, of any employee of BRG Manager or Manager Sub;

(v) any Contract under which BRG Manager or Manager Sub receives or grants a license or other rights (including by means of a covenant not to sue) with respect to material Intellectual

Property or any option relating thereto (excluding any license to off-the-shelf noncustomized software that is generally commercially available for a fee of less than $25,000 annually for such license);

(vi) any Contract that limits or purports to limit (or that following Closing would limit) the ability of BRG Manager or Manager Sub and/or their respective Affiliates (A) to compete in any line of business, with any Person, in any geographic area or during any period of time or (B) to solicit any customers or employees;

(vii) any Contract that grants any right of first refusal, right of first offer or option to acquire or similar right in respect of the assets of BRG Manager or Manager Sub;

(viii) any Contract that contains any exclusivity restriction or a “most favored nation” clause;

(ix) any settlement agreement, assurance of discontinuance, consent agreement, or memorandum of understanding with respect to any Action, in each such case, with material continuing obligations thereunder or involving material injunctive or nonmonetary relief;

(x) any Contract entered into with any Governmental Authority with continuing obligations thereunder;

(xi) any Contract to enter into any of the foregoing; and

(xii) any other Contract that is necessary for the operation of the Business.

(h) No Defaults Under Contracts; Valid and Binding.  Neither BRG Manager nor Manager Sub nor, to the Knowledge of BRG Manager, any other party to any Contract, has given or received any notice of any uncured material default with respect to any Contract, and no event has occurred or, to the Knowledge of BRG Manager, is pending or threatened, which through the passage of time or the giving of notice, or both, would constitute a material default under any Contract. The Contracts are valid and binding and in full force and effect.

(i) Compliance With Laws.  Between the time of BRG Manager’s or Manager Sub’s, as applicable, formation and the Effective Date, neither BRG Manager nor Manager Sub has received written notice of any violation of any Laws relating to or arising out of the Business, the Business Employees, the Transferred Assets, or the Contracts that remains uncured. Neither BRG Manager nor Manager Sub is, and since its date of formation, has been, in material default under or in material violation of, nor has either been charged with any material violation of, any Law, relating to or arising out of the Business, the Business Employees, the Transferred Assets, or the Contracts. To the Knowledge of BRG Manager, the Business has at all times since the time of BRG Manager’s or Manager Sub’s, as applicable, formation been operated in all material respects in accordance with applicable Laws and Governmental Licenses.

(j) Foreign Asset Control.  None of BRG Manager, Manager Sub or, to the Knowledge of BRG Manager, any of their respective Affiliates or constituents is a Person that: (i) is, or is controlled by, a Designated Person; (ii) has received funds or other property from a Designated Person; or (iii) is in breach of or is the subject of any action or investigation under any Anti-Terrorism Law. None of BRG Manager, Manager Sub or any of their respective its Affiliates or constituents engages, or will engage in, any dealings or transactions, or is or will be otherwise associated, with any Designated Person. BRG Manager and Manager Sub are each in compliance in all material respects with the Patriot Act. BRG Manager and Manager Sub have each taken commercially reasonable measures to ensure compliance with the Anti-Terrorism Laws, including the requirement that: (y) no Person who owns any direct or indirect interest in BRG Manager or Manager Sub is a Designated Person; and (z) funds invested directly or indirectly in BRG Manager or Manager Sub are derived from legal sources.

(k) Tax Matters.

(i) BRG Manager from the time of its formation has been treated as a partnership other than a publicly traded partnership for United States federal income Tax purposes. Manager Sub has been and will be, from the time of its formation until the Partnership Division, treated as an entity disregarded as separate from BRG Manager for United States federal income Tax purposes. From the Partnership Division until the Closing, Manager Sub will be treated as a partnership other than a publicly traded partnership for United States federal income Tax purposes. Neither BRG Manager nor Manager Sub has ever made an election under Treasury Regulations Section 301.7701-3 (or any analogous provision of state or local income Tax Law) to be treated as an association taxable as a corporation. Neither BRG Manager nor Manager Sub has taken a position with regard to any United States federal, state or local Tax that is inconsistent with the provisions of this paragraph.

(ii) BRG Manager and Manager Sub have timely filed all material federal, state, local and foreign Tax Returns and reports required to be filed by it with the appropriate Tax Authorities (after giving effect to any filing extension properly granted by any such Tax Authority having authority to do so). All such Tax Returns and reports are true, correct, and complete in all material respects. Neither BRG Manager nor Manager Sub has sought or obtained any “private letter ruling” or similar guidance from the U.S. Internal Revenue Service (or comparable state, local, or non-U.S. authority).

(iii) BRG Manager and Manager Sub have timely paid (or had timely paid on their behalf) or will timely pay all Taxes due and payable by BRG Manager or Manager Sub, including any Taxes levied on any of BRG Manager’s and Manager Sub’s properties, assets, income or franchises, whether or not shown as owing on such Tax Returns. All amounts of Taxes that BRG Manager and Manager Sub were required by Law to withhold or collect in connection with amounts owing to any employee, independent contractor, creditor or other third party have been duly withheld or collected and, to the extent required, have been timely remitted to the appropriate Tax Authority. No deficiencies for any Taxes have been proposed, asserted or assessed in writing against BRG Manager and Manager Sub, and no waivers or extensions of the time to assess or collect any such Taxes are currently in effect.

(iv) There are no liens for Taxes (other than statutory liens for Taxes not yet due and payable) upon any of the assets of BRG Manager or Manager Sub or the Membership Interests.

(v) There are no pending or threatened in writing audits, assessments, claims, proceedings, or other actions with respect to Taxes or Tax Returns of, or with respect to, BRG Manager or Manager Sub, or any matters under discussion with any Tax Authority with respect to Taxes that are likely to result in an additional liability for Taxes on the part of BRG Manager or Manager Sub. No power of attorney has been granted to any Person with respect to any Tax matter of BRG Manager or Manager Sub that will remain in force after the Closing. No claim has been made by any Tax Authority in a jurisdiction where either BRG Manager or Manager Sub does not file Tax Returns that such entity is or may be subject to taxation by that jurisdiction.

(vi) The representations and warranties contained in this Section 3.02(k) are the sole and exclusive representations and warranties made by BRG Manager relating to Tax matters, including compliance with and liabilities arising under Tax Laws.

(vii) Neither the OP nor TRS Holdings (in their capacities as owners of the Membership Interests upon Closing) will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any (i) adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or the corresponding foreign, state or local Tax laws), (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax law) executed on or prior to the Closing Date, (iii) installment sale or other open transaction disposition made on or prior to the Closing Date, (iv) prepaid amount received on or prior to the Closing Date, or (v) any election made pursuant to Section 108(i) of the Code on or prior to the Closing Date.

(viii) Neither BRG Manager nor Manager Sub has treated any Person as an employee for U.S. federal income or employment Tax purposes who, as of the time of such treatment, was (or should have been) properly treated as a “partner” of BRG Manager or Manager Sub, respectively, for U.S. federal income Tax purposes.

(ix) Other than the Membership Interests held by BRG Manager prior to the Partnership Division, any LTIP Units held by BRG Manager, and any interests acquired pursuant to the Transactions, neither BRG Manager nor Manager Sub owns any equity interest in any other entity (as determined for U.S. federal income Tax purposes), and neither BRG Manager nor Manager Sub is party to a joint venture or similar arrangement.

(x) Neither BRG Manager nor Manager Sub is party to any plan or policy covering (or agreement with) any Business Employee that is subject to Section 409A of the Code or that could require BRG Manager or Manager Sub, or any of their respective successors or assigns, to provide any gross up, indemnify or reimburse payments to any Person for any taxes, penalties or interest incurred because of a violation of Section 409A of the Code.

(l) Absence of Certain Changes.  From January 1, 2017 until the Effective Date, BRG Manager has operated in the ordinary course of business in all material respects and there has not been, with respect to BRG Manager, any action that would have been prohibited by Section 4.01 had this Agreement been in effect for such period.

(m) Title to Assets.  At the Closing Date, Manager Sub will have good, valid and marketable title to all Transferred Assets. All such Transferred Assets are free and clear of all Encumbrances other than: (i) Encumbrances for or in respect of Taxes or governmental levies not yet due and payable; (ii) the rights of lessors and lessees under leases executed in the ordinary course of business; (iii) the rights of licensors and licensees under licenses executed in the ordinary course of business. Each of the Transferred Assets is suitable in all material respects for the purpose for which it is intended to be used.

(n) Employees.

(i) BRG Manager has made available to the REIT a list of the employees of, or persons providing services to, BRG Manager and its Affiliates (including the Contributors) as of the Effective Date (each such employee or person, together with any new or replacement employees or persons who will be employees of, or persons providing services to, BRG Manager or any of its Subsidiaries as of the Closing, being referred to herein as a “Business Employee”).

(ii) Neither BRG Manager nor any of its Subsidiaries is, or has been, a party to any collective bargaining agreement, labor union contract, or trade union agreement (each a “Collective Bargaining Agreement”); no Collective Bargaining Agreement is being negotiated; and neither BRG Manager nor any of its Subsidiaries is the subject of any legal proceeding that seeks to compel BRG Manager or any of its Subsidiaries to bargain with any labor organization as to wages or conditions of employment or any other matter. No labor organization or group of employees of BRG Manager or any of its Subsidiaries has made, in writing, a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. There is no strike, lockout, slowdown, or work stoppage against BRG Manager or any of its Subsidiaries currently pending or, to the Knowledge of any Contributor, threatened, that may interfere in any material respect with the conduct of the Business by BRG Manager or any of its Subsidiaries. BRG Manager and its Subsidiaries have complied in all material respects with all laws regarding employment and employment practices (including anti-discrimination), terms and conditions of employment and wages and hours (including classification of employees and equitable pay practices) and other laws in respect of any reduction in force (including notice, information and consultation requirements), and no claims relating to non-compliance with the foregoing are pending or, to the Knowledge of BRG Manager, threatened. Neither BRG Manager nor any of its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Authority relating to employees or employment practices.

(o) Benefit Plans.  Neither BRG Manager nor BRG Manager Sub maintains any Plans and neither is obligated to contribute to, and would not reasonably be expected to have any liability under, any Plan.

(p) Loans to BRG Manager.  There are no outstanding loans to, or other Indebtedness incurred by, BRG Manager or Manager Sub, except as set forth on Schedule 3.02(c).

(q) Licenses and Permits.  (i) BRG Manager or Manager Sub, as applicable, holds all material licenses, permits and other regulatory and governmental authorizations (“Governmental Licenses”) that are required to be maintained by it in connection with the conduct of the Business, (ii) each such Governmental License is valid and in full force and effect in all material respects and will not be invalidated by consummation of the Transactions and (iii) BRG Manager and Manager Sub have been in compliance in all material respects with all of the terms and requirements of each Governmental License, and there are no disputes, oral agreements or forbearance programs in effect as to any Governmental License.

(r) Information Furnished.  BRG Manager has made available to the REIT and the OP true and complete copies of all material corporate records of BRG Manager and Manager Sub relevant to the Business and all other items referred to in the schedules of this Section 3.02, and neither this Agreement nor the schedules of this Section 3.02, taken as a whole, contain any untrue statement of a material fact or omit any material fact necessary to make the statements herein or therein, as the case may be, not misleading.

(s) Absence of Undisclosed Liabilities.  There are no material liabilities or obligations relating to the Business or the Transferred Assets of any nature, whether accrued, contingent or otherwise, and, to the Knowledge of BRG Manager, there is no existing condition, situation or set of circumstances that reasonably could be expected to result in such a material liability or obligation, except for liabilities or obligations reflected in the trial balance dated as of December 31, 2016 previously provided to the REIT; or that were incurred since January 1, 2017 in the ordinary course of business (including in the course of the Transactions).

(t) Real Property.

(i) BRG Manager and its Subsidiaries do not own any real property, have never owned any real property, and will not as of the Closing, own any real property. Schedule 3.02(t) sets forth a correct and complete list of the addresses of the real property leased or subleased to or occupied by BRG Manager or any of its Subsidiaries (all such property, the “Leased Real Property”) and also lists the lease or sublease and any amendments thereto pursuant to which BRG Manager or any of its Subsidiaries occupies any Leased Real Property.

(ii) Assuming due authorization, execution and delivery by the counterparty to each lease, each lease required to be listed on Schedule 3.02(t) is a legal, valid and binding agreement of BRG Manager or Manager Sub, as applicable, enforceable against BRG Manager or Manager Sub, as applicable, and, to the Knowledge of BRG Manager, each other party thereto, in accordance with its terms, in each case, subject to the Enforceability Exceptions. Neither BRG Manager nor any of its Subsidiaries is, or has received any notice that any other party is, in default in any material respect (or any condition or event that, after notice or lapse of time or both, would constitute a default in any material respect) under any such lease. Neither BRG Manager nor any of its Subsidiaries owes any brokerage commissions with respect to any such leased space (including any contingent obligation in respect of future lease extensions).

(iii) BRG Manager has delivered, or made available, to the REIT prior to the execution of this Agreement correct and complete copies of all leases (including any amendments and renewal letters) required to be listed on Schedule 3.02(t). There are no other written understandings, arrangements or agreements between the parties to such leases with respect to the leasing of the Leased Real Property.

(iv) Except as set forth on Schedule 3.02(t), no other Person holds any sublease, lease option or other current or contingent right to occupy any of the Leased Real Property before the expiration of the applicable lease. No tenant or other party in possession of any of the Leased Real Property has any right to purchase, or holds any right of first refusal to purchase, such properties.

(u) Environmental Liability.  There are no pending legal, administrative, arbitral or other proceedings, or, to the Knowledge of BRG Manager, claims, actions, causes of action, private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that are reasonably likely to result in the imposition, on BRG Manager or any of its Subsidiaries of any liability or obligation arising under common law or under any local, state or federal environmental statute, regulation or ordinance pending or threatened against BRG Manager or any of its Subsidiaries, except as would not be reasonably likely, individually or in the aggregate, to result in a Material Adverse Effect with respect to BRG Manager or Manager Sub. Neither BRG Manager nor any of its Subsidiaries is subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Authority or third party imposing any liability or obligation with respect to the foregoing that is reasonably likely, individually or in the aggregate, to result in a Material Adverse Effect with respect to BRG Manager or Manager Sub.

(v) Intellectual Property.  As of the Closing Date, Manager Sub will have the right to use all of the Intellectual Property set forth on Schedule 3.02(v). To the Knowledge of BRG Manager, use of such Intellectual Property in the conduct of the Business does not infringe upon or misappropriate the Intellectual Property of any other Person.

(w) Powers of Attorney.  There are no outstanding powers of attorney executed on behalf of BRG Manager or any of its Subsidiaries.

(x) Transactions with Related Parties.  There are no outstanding loans, receivables or payables from or to any Contributor, on the one hand, and any Business Employee or BRG Manager or any of its Subsidiaries, on the other hand. There is no: (i) agreement between BRG Manager or any of its Subsidiaries, on the one hand, and (A) any Contributor, (B) any current or former officer, employee, director or partner of any Contributor or BRG Manager or any of its Subsidiaries or (C) any Affiliate of the Persons identified in clauses (A) and (B), excluding BRG Manager and its Subsidiaries, on the other hand, except for employment agreements or other agreements governing terms of employment; or (ii) agreement requiring payments to be made by BRG Manager or any of its Subsidiaries to any Person on a change of control or otherwise as a result of the consummation of the Transactions, except in each case as set forth in Schedule 3.02(x).

(y) Improper Payments.  Neither BRG Manager nor any of its Subsidiaries nor, to the Knowledge of BRG Manager, any director, officer or representative of BRG Manager or any of its Subsidiaries has (i) used any corporate funds for any unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity, (ii) made any unlawful payment to any foreign or domestic government official or employee or (iii) made any unlawful bribe, rebate, payoff, kickback or other unlawful payment to any foreign or domestic government official or employee, in each case, in violation in any material respect of any applicable Anti-Corruption Law. Neither BRG Manager nor any of its Subsidiaries has received any written communication that alleges that BRG Manager or any of its Subsidiaries, or any of their respective representatives, is, or may be, in violation of, or has, or may have, any liability under, any Anti-Corruption Law.

(z) Investment Company Act.  Neither BRG Manager nor any of its Subsidiaries is required to be registered as an investment company under the Investment Company Act of 1940, as amended.

(aa) Brokers, Finders and Advisors.  Neither BRG Manager nor any of its Subsidiaries has entered into any agreement resulting in, or which will result in, the REIT, the OP, or any subsidiary thereof having any obligation or liability as a result of the execution and delivery of this Agreement and the consummation of the Transactions for any brokerage, finder or advisory fees or charges of any kind whatsoever.

Section 3.03 REPRESENTATIONS AND WARRANTIES OF THE REIT AND THE OP.  In each case except as disclosed in the REIT SEC Filings (but excluding any forward-looking disclosures set forth in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature) and except where the failure of any such representations or warranties to be true and correct results from an action or inaction by BRG Manager, each of the REIT and the OP hereby represents and warrants to the Contributors as follows, as of the Effective Date and as of the Closing Date (except as to any representations and warranties that expressly speak as of a specified date or time, in which case only as of such specified date or time), which representations and warranties shall survive the Closing to the extent provided in Section 5.01:

(a) Organization and Qualification.

(i) The REIT: (A) is a duly formed corporation validly existing and in good standing under the Laws of the State of Maryland and is qualified to do business in each of the states in which it is required to be qualified, except where the failure to be so qualified would not reasonably be expected to result in a REIT Material Adverse Effect; and (B) has the full corporate power and authority to carry on its business as now being conducted. The REIT has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Transaction Documents and the documents to be executed and delivered by the REIT pursuant to this Agreement. The REIT is not in material default under any provision of its articles of amendment and restatement (as amended and supplemented), bylaws or other organizational document.

(ii) TRS Holdings: (A) is a duly organized limited liability company validly existing and in good standing under the Laws of the State of Delaware and is qualified to do business in each of the states in which it is required to be qualified, except where the failure to be so qualified would not reasonably be expected to result in a REIT Material Adverse Effect; and (B) has the requisite limited liability company power and authority to carry on its business as now being conducted. TRS Holdings has the requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement, the Transaction Documents and the documents to be executed and delivered by TRS Holdings pursuant to this Agreement. TRS Holdings is not in material default under any provision of its certificate of formation, operating agreement or other organizational document.

(iii) The OP: (A) is a duly formed limited partnership validly existing and in good standing under the Laws of the State of Delaware and is qualified to do business in each of the states in which it is required to be qualified, except where the failure to be so qualified would not reasonably be expected to result in a REIT Material Adverse Effect; and (B) has the requisite limited partnership power and authority to carry on its business as now being conducted. The OP has the requisite limited partnership power and authority to execute, deliver and perform its obligations under this Agreement, the Transaction Documents and the documents to be executed and delivered by the OP pursuant to this Agreement. The OP is not in material default under any provision of its certificate of limited partnership, partnership agreement or other organizational document. The OP shall be organized and operated in a manner so as to qualify for taxation as a partnership for U.S. federal income Tax purposes.

(b) Qualification as REIT.  The REIT is organized and operated in a manner so as to qualify for taxation as a REIT pursuant to Sections 856 through 860 of the Code.

(c) Due Authorization; Approvals.  Each of the REIT, the OP and TRS Holdings has all necessary corporate, limited partnership or limited liability power and authority, as applicable, to execute and deliver this Agreement and the Transaction Documents to which they are a party, and subject to receipt of the REIT Stockholder Approval, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement and the Transaction Documents to which they are a party has been duly authorized by the REIT, the OP and TRS Holdings and constitutes the legal, valid and binding agreement of the REIT, the OP and TRS Holdings enforceable against each of them in accordance with its terms, subject to the Enforceability Exceptions. Other than the REIT Stockholder Approval, the execution and delivery of this Agreement and the Transaction Documents to which the REIT, the OP or TRS Holdings is a party and the performance by the REIT, the OP and TRS Holdings of the Transactions have been approved, to the extent applicable, by the stockholders and partners of the REIT, the OP and TRS Holdings and no other corporate or other proceedings on the part of the REIT, the OP or TRS Holdings are necessary to authorize the execution and delivery by the REIT, the OP or TRS Holdings, as applicable, of this Agreement or the Transaction Documents to which the REIT, the OP or TRS Holdings is a party or the performance by the REIT, the OP or TRS Holdings of the Transactions. Upon their execution, the Transaction Documents to which the REIT, the OP or TRS Holdings is a party will be duly executed and delivered by the REIT, the OP and TRS Holdings, as applicable, and will constitute valid and binding obligations of the REIT, the OP or TRS Holdings, as applicable, enforceable against the REIT, the OP or TRS Holdings, as applicable, in accordance with their respective terms, subject to the Enforceability Exceptions.

(d) Capitalization.  The authorized capital of the REIT consists solely of: (i) 750,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”); and (ii) 250,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”). As of the Effective Date: (y) 24,192,283 shares of Common Stock are issued and outstanding and (z) 11,001,310 shares of Preferred Stock are issued and outstanding. As of the Effective Date, 2,257,357 Partnership Units are issued and outstanding. The OP Units to be issued and conveyed by the OP pursuant to this Agreement will, upon such issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable. Each such OP Unit may be redeemed at the request of the holder thereof for the Common Redemption Amount (as defined in the Partnership Agreement) or, at the sole and absolute discretion of the REIT, purchased by the REIT for the Cash Amount or the REIT Shares Amount (as defined in the Partnership Agreement), as elected by the REIT, in each case subject to the terms and conditions of the Partnership Agreement. The shares of Class C Common Stock to be issued and conveyed by the REIT pursuant to this Agreement will, upon such issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable. The REIT has authorized, for issuance upon conversion by the Contributors of the OP Units and Class C Common Stock to be issued to the Contributors hereunder, a number of shares of Class A Common Stock equal to the sum of (i) the number of OP Units to be issued as Contribution Consideration and (ii) the number of shares of Class C Common Stock to be issued as Contribution Consideration (in each case, as calculated in accordance with the definition of “Contribution Consideration” herein).

(e) Opinion of Financial Advisor.  The Special Committee has received an opinion of Duff & Phelps LLC, as financial advisor to the Special Committee (the “Special Committee Financial Advisor”), to the effect that, as of the date of such opinion and based on and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Total Consideration to be paid in the Contribution pursuant to this Agreement is fair, from a financial point of view, to the REIT. The REIT will make copies of such opinion available to the Designated Contributor promptly following the receipt thereof by the Special Committee, for informational purposes only, and it is agreed and understood that such opinion may not be relied on by any of the Contributors or any of the Entity Contributors’ Subsidiaries.

(f) Brokers, Finders and Advisors.  None of the REIT, the OP or TRS Holdings has entered into any agreement resulting in, or which will result in, any Contributor, BRG Manager or Manager Sub having any obligation or liability as a result of the execution and delivery of this Agreement, or the consummation of the Transactions, for any brokerage, finder or advisory fees or charges of any kind whatsoever, except that the Special Committee has employed the Special Committee Financial Advisor.

(g) Title to OP Units and Shares of Class C Common Stock.  At Closing, the Contributors will acquire the OP Units and shares of Class C Common Stock free and clear of all Encumbrances of any nature whatsoever, other than those imposed by Law or resulting from action by a Contributor.

ARTICLE IV
COVENANTS

Section 4.01 CONDUCT OF BUSINESS PRIOR TO CLOSING.  From the Effective Date until the Closing or earlier termination of this Agreement, except as otherwise expressly provided in this Agreement or Schedule 4.01, BRG Manager or Manager Sub, as applicable, shall, and the Contributors shall cause BRG Manager or Manager Sub, as applicable, to: (i) conduct the Business in the ordinary course, consistent with past practice and in compliance with the requirements of the Management Agreement; (ii) use commercially reasonable efforts to preserve intact its present organization; (iii) use commercially reasonable efforts to keep available the services of its present officers and employees and of all other Persons who provide material services to the REIT and its subsidiaries; and (iv) use commercially reasonable efforts to preserve its relationships with others having business dealings with it relating to the Business. Without limiting the generality of the foregoing, except as otherwise contemplated by this Agreement, and including within this exception, for the avoidance of doubt, the distribution of assets from BRG Manager to Manager Sub, the issuance of Equity Interests in Manager Sub to BRG Manager, and the transfer of Equity Interests in Manager Sub to the Contributors, from the Effective Date to the Closing, without the prior written consent of the Special Committee, BRG Manager and Manager Sub, as applicable, shall not, and the Contributors shall cause BRG Manager and Manager Sub not to:

(a) sell, lease, Encumber, transfer, license or dispose of any Contracts or Intellectual Property;

(b) enter into, amend or terminate any Material Contract;

(c) fail to timely pay any account payable relating to the Business in the ordinary course of business, other than amounts that are subject to dispute in good faith;

(d) take any action or fail to take any action, which action or failure that would adversely affect the REIT’s qualification as a real estate investment trust within the meaning of Section 856 of the Code or the OP’s qualification as a partnership;

(e) enter into any commitment or transaction relating to the Business except in the ordinary course of business or having an individual or aggregate value in excess of $100,000;

(f) enter into any new line of business;

(g) except as set forth on Schedule 3.02(c), incur, create, assume or guarantee any Indebtedness having an individual or aggregate value in excess of $100,000;

(h) except as set forth on Schedule 3.02(c), make any loans, advances or capital contributions to, or investments in, any other Person (including to any of its officers, directors, affiliates, agents or consultants), make any change in its existing borrowing or lending arrangements for or on behalf of such Persons, or enter into any “keep well” or similar agreement to maintain the financial condition of another entity;

(i) allow the lapse or termination of material policies of insurance unless contemporaneously replaced;

(j) except as set forth on Schedule 4.01, change (or permit to be changed) any accounting or Tax procedure, method or practice (including any method of accounting for Tax purposes), make, change or revoke (or permit to be made, changed or revoked) any Tax election; amend any Tax Return, change the Tax classification of BRG Manager or Manager Sub, or settle or compromise any Tax liability;

(k) increase in any manner the compensation or benefits of any Business Employee, or pay or otherwise grant any benefit with respect to any Business Employee, or enter into any contract to do any of the foregoing, in each case other than:

(A) awarding annual performance-related merit increases in base salaries made in the ordinary course of business consistent with past practice to executive officers of BRG Manager by an amount that in the aggregate does not exceed five percent (5%) of such officers’ current aggregate annual base salaries;

(B) awarding annual performance-related merit increases in base salaries or base wages made in the ordinary course of business consistent with past practice to all Business Employees (other than executive officers of BRG Manager);

(C) increasing annual bonus opportunities made in the ordinary course of business consistent with past practice and in no case greater than increases of seven and one half percent (7.5%) over the prior annual period; and

(D) to the extent required by Law;

(l) commit to any single or aggregate capital expenditure or commitment in excess of $100,000 (on a consolidated basis);

(m) except as required to consummate the Transactions pursuant to this Agreement and the Transaction Documents, acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof;

(n) cancel any debts or waive any claims or rights of relating to the Business, BRG Manager or Manager Sub having an individual or aggregate value in excess of $100,000;

(o) enter into any lease for real property or assign its rights under, amend or terminate any lease with respect to real property;

(p) issue, sell or grant any Equity Interests of BRG Manager or Manager Sub, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any Equity Interests of BRG Manager or Manager Sub, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any Equity Interests of BRG Manager or Manager Sub or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any Equity Interests of BRG Manager or Manager Sub or any other securities in respect of, in lieu of, or in substitution for, the Equity Interests of BRG Manager or Manager Sub that are outstanding on the Effective Date;

(q) initiate any claim, action, suit or proceeding or settle or compromise any claim, action, suit or proceeding pending or threatened against it or relating to the Business, other than any such settlement or compromise that involves solely payment of money damages in an amount not in excess of $50,000 individually or $250,000 in the aggregate that is paid prior to Closing; provided, however, for the avoidance of doubt, that neither BRG Manager nor any of its Subsidiaries shall agree to, or shall, settle any claim, action, suit or proceeding if the settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on the Business;

(r) except as provided on Schedule 4.01, hire or terminate, or enter into any transaction or any contract with, any Business Employee, or promote or appoint any Person to a position of executive officer or director of BRG Manager;

(s) make or authorize any change in its organizational documents;

(t) abandon, encumber, assign, convey title (in whole or in part), exclusively license or grant any right or other licenses to Intellectual Property;

(u) take, or agree or otherwise commit to take, or cause the REIT to take or to agree or otherwise commit to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Transactions; or

(v) take, or agree or otherwise commit to take, any of the foregoing actions or any other action that if taken would reasonably be expected to prevent the satisfaction of any condition set forth in Section 2.02(b).

Section 4.02 ACCESS TO INFORMATION; LITIGATION SUPPORT.

(a) During the period from the Effective Date to the Closing or earlier termination of this Agreement, each Contributor shall furnish the Special Committee, the REIT and their representatives with any information and data (including copies of contracts, plans and other books and records) concerning the Business, BRG Manager, Manager Sub and operations of the Business as the Special Committee, the REIT or any of their representatives reasonably may request.

(b) In the event and for so long as any party actively is contesting or defending against any third party action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand in connection with any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction involving the Business, each of the other parties will reasonably cooperate with such party and its counsel in the contest or defense, make available their personnel and provide such testimony and access to their books and records as shall be reasonably necessary in connection with the contest or defense; provided, however, that the contesting or defending party shall reimburse the other party for its reasonable out-of-pocket costs and expenses; provided, further, that each party may restrict the foregoing access and the disclosure of information to the extent that, (i) in the reasonable good faith judgment of such party, any applicable Law requires such party or its subsidiaries to restrict or prohibit access to any such information, (ii) in the reasonable good faith judgment of such party, the information is subject to confidentiality obligations to a third party or (iii) disclosure of any such information or document would result in the loss of attorney-client privilege; provided, further, that with respect to clauses (i) through (iii) of this Section 4.02(b), the applicable party shall use its commercially reasonable efforts to (A) obtain the required consent of any such third party to provide such access or disclosure, (B) develop an alternative to providing such information that is reasonably acceptable to each of the parties and (C) in the case of clauses (i) and (iii), enter into a joint defense agreement or implement such other techniques as parties determine would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege.

(c) Not fewer than ten (10) calendar days before the Closing Date, the Designated Contributor shall furnish to the Special Committee and to the REIT its good faith estimate of the Accrued Management Fee, setting forth in reasonable detail how such estimate was calculated. The Designated Contributor, the Special Committee and the REIT shall cooperate in good faith to agree the amount of the Accrued Management Fee.

Section 4.03 CONSENTS AND APPROVALS.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the REIT, the OP, BRG Manager and the Contributors shall, and shall cause their respective Subsidiaries to, use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties hereto, all things necessary, proper and advisable under applicable Law or pursuant to any Contract to consummate and make effective, as promptly as practicable, the Transactions, including (i) taking all actions necessary to cause the conditions to Closing set forth in Section 2(b) hereof to be satisfied, (ii) preparation and filing of all documentation to effect all required filings, notices, petitions, statements, registrations, submissions and applications and obtaining all necessary actions or nonactions, waivers, consents, authorizations and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the Transactions and making all necessary registrations and filings (including filings with Governmental Authorities, if any) and taking all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid legal proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the Transactions, (iii) reasonably defending any legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions, and (iv) execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement.

(b) In connection with and without limiting the foregoing, each of the REIT, the OP, BRG Manager, Manager Sub and the Contributors shall give (or shall cause to be given) any notices to any Person, and each of the REIT, the OP, BRG Manager, Manager Sub and the Contributors shall use, and cause each of their respective Affiliates to use, reasonable efforts to obtain any consents from any Person not covered by Section 4.03(a) that are necessary, proper and advisable to consummate the Transactions. Each of the REIT, the OP, BRG Manager, Manager Sub and the Contributors will furnish to the others such necessary information and reasonable assistance as the others may request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Authority, including promptly informing the other parties of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, and supplying each other with copies of all material correspondence, filings or communications between any party and any Governmental Authority with respect to this Agreement. To the extent reasonably practicable, the REIT, the OP, BRG Manager, Manager Sub and the Contributors or their respective representatives shall have the right to review in advance and each of the parties will consult the others on, all the information relating to the other and each of their Affiliates that appears in any filing made with, or written materials submitted to, any Governmental Authority in connection with the Transactions, except that confidential competitively sensitive business information may be redacted from such exchanges. To the extent reasonably practicable, neither the REIT, the OP, BRG Manager, Manager Sub nor the Contributors shall, nor shall they permit their respective representatives to, participate independently in any meeting or engage in any substantive conversation with any Governmental Authority in respect of any filing, investigation or other inquiry without giving the other parties prior notice of such meeting or conversation and, to the extent permitted by applicable Law, without giving the other parties the opportunity to attend or participate (whether by telephone or in person) in any such meeting with such Governmental Authority. Notwithstanding the foregoing, obtaining any approval or consent from any Person solely pursuant to this Section 4.03(b) shall not be a condition to the obligations of the parties to consummate the Transactions.

(c) Notwithstanding anything to the contrary in this Agreement, in connection with obtaining any approval or consent from any Person (other than any Governmental Authority) with respect to the Transactions, none of the REIT, the OP, BRG Manager, Manager Sub or the Contributors or any of their respective Subsidiaries or Representatives shall be obligated to pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any accommodation or commitment or incur any liability or other obligation to such Person, in each case that is not conditioned upon the occurrence of the Closing. Subject to the immediately foregoing sentence, the parties shall cooperate with respect to reasonable accommodations that may be requested or appropriate to obtain such consents. The REIT, the OP, BRG Manager, Manager Sub and the Contributor acknowledge and agree that no approval or consent of any such Person solely pursuant to this Section 4.03(c) is a condition to the obligations of any party to effect the Transactions.

Section 4.04 PROXY STATEMENT: SPECIAL MEETING.

(a) Reasonably promptly after the Effective Date, BRG Manager and the REIT shall prepare and the REIT shall file with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A (as amended or supplemented, and in its definitive form filed with the SEC, collectively, the “Proxy Statement”) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) for a special meeting of stockholders, or in connection with the annual meeting of stockholders, of the REIT (the “Stockholders Meeting”). BRG Manager and the REIT shall include in the Proxy Statement a proposal or proposals for or relating to the approval of the Equity Incentive Plans and the issuance of the Class C Common Stock and the potential future issuance of Class A Common Stock upon redemption of the OP Units, as required under the NYSE MKT LLC Company Guide, which proposals (the “REIT Stockholder Proposals”) shall be approved at a meeting by the affirmative vote of at least a majority of the votes cast by the stockholders entitled to vote on the matter other than the votes of shares owned of record or beneficially by the Contributors or its Affiliates, or by any other stockholder determined to have a material financial interest in the Transactions (the “REIT Stockholder Approval”). The Contributors shall furnish all required information concerning themselves, BRG Manager and their Affiliates to the REIT and provide such other assistance as may be reasonably requested in connection with the preparation of the Proxy Statement. None of the information supplied or to be supplied in writing by or on behalf of the Contributors, the

REIT or the OP for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the REIT, at any time it is amended or supplemented or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Prior to filing any preliminary proxy statement and the Proxy Statement or any amendment or supplement thereto, BRG Manager and the REIT shall provide the Designated Contributor with reasonable opportunity to review and comment on such proposed filing solely with respect to the REIT Stockholder Approval and any information relating to such Contributor and shall provide the Special Committee with reasonable opportunity to review, comment upon and consent to such proposed filing. If, at any time prior to the Closing Date, any information should be discovered by the REIT, on the one hand, or BRG Manager or any Contributor, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall be promptly filed by the REIT with the SEC and, to the extent required by applicable Law, disseminated by the REIT to the stockholders of the REIT.

(b) BRG Manager and the REIT shall promptly notify each of the Contributors and the Special Committee of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to any preliminary proxy statement and the Proxy Statement or for additional information and shall supply the Designated Contributor with copies of all correspondence between the REIT or any of its representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to any preliminary proxy statement and the Proxy Statement. Prior to responding to any comments of the SEC, BRG Manager and the REIT shall provide the Designated Contributor with reasonable opportunity to review and comment on such proposed response solely with respect to the REIT Stockholder Proposals and any information relating to such Contributor and shall provide the Special Committee with reasonable opportunity to review, comment upon and consent to such proposed response.

(c) The REIT shall mail or otherwise disseminate the Proxy Statement to the holders of Common Stock in accordance with the Exchange Act after the SEC’s review of the preliminary proxy statement is completed or, if the SEC has not reviewed the preliminary proxy statement within ten (10) calendar days after the filing of the preliminary proxy statement, after the expiration of the 10-day period in accordance with Rule 14a-6 under the Exchange Act.

(d) The REIT shall, in accordance with customary practice, set a record date for, duly call, give notice of, convene and hold the Stockholders Meeting. The REIT Stockholder Proposals shall be submitted to the stockholders of the REIT at the Stockholders Meeting for approval. Notwithstanding anything to the contrary in the preceding sentences, the REIT shall have the right to make one or more postponements, recesses or adjournments of the Stockholders Meeting (i) in order to solicit additional proxies voting in favor of the REIT Stockholder Proposals if, on a date for which the Stockholders Meeting is scheduled, there is an insufficient number of stockholders present and voting (either in person or by proxy) to obtain the requisite approval, whether or not a quorum is present, or (ii) to the extent necessary to ensure that any amendment or supplement to the Proxy Statement is timely filed with the SEC and/or disseminated to holders of Common Stock; provided that the Stockholders Meeting is not postponed or adjourned to a date that is more than thirty (30) days after the date for which the Stockholders Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Law). The Board of Directors of the REIT shall recommend that the stockholders of the REIT vote in favor of the REIT Stockholder Proposals, and the REIT shall use its reasonable efforts to solicit from its stockholders proxies in favor of the REIT Stockholder Proposals. Notwithstanding the foregoing, the Board of Directors of the REIT may, without liability hereunder, decline to make or may withdraw, modify or change its recommendation at any time prior to obtaining the REIT Stockholder

Approval if the Special Committee determines in good faith (after consultation with its outside counsel) that the failure to take such action would be inconsistent with its duties to the REIT or the REIT’s stockholders under applicable Law.

Section 4.05 PRE-CLOSING CASH DISTRIBUTION.  Prior to the Closing Date, Manager Sub shall declare and distribute to the Contributors, in proportion to each Contributor’s Equity Interest in Manager Sub by wire transfer of immediately available funds, the Pre-Closing Cash (such distribution, the “Pre-Closing Cash Distribution”).

Section 4.06 COOPERATION ON POST-CLOSING TAX MATTERS.  The REIT, the OP, TRS Holdings, BRG Manager, Manager Sub and each Contributor shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the preparation and filing of any Tax Return and contesting any audit or other proceeding with respect to Taxes and the Intended Tax Treatment. Such cooperation shall include the retention and (upon the other party’s reasonable request) the provision of records and information which are reasonably relevant to any such audit or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The parties agree: (a) to retain all books and records with respect to Tax matters pertinent to BRG Manager and Manager Sub relating to any Pre-Closing Tax Period and to abide by all record retention agreements entered into with any Tax Authority; and (b) to give the other party reasonable written notice prior to destroying or discarding any such books and records and, if the other party so requests, the REIT, the OP, TRS Holdings, BRG Manager, Manager Sub and the Contributors, as the case may be, shall allow the other party to take possession of such books and records. Upon the REIT’s or the OP’s request, each Contributor shall take any and all actions as are necessary to cause a valid election under Section 754 of the Code to be made with respect to any portion of the Contribution.

Section 4.07 SUPPLEMENTAL DISCLOSURE.  Subject to applicable Law, the REIT and the OP, on the one hand, and the Contributors and BRG Manager, on the other hand, shall promptly, upon having or gaining Knowledge of any event, condition or fact that would reasonably be expected to cause any of the conditions to the other party’s obligation to consummate the Transactions not to be fulfilled, notify the other party hereto, and furnish the other party hereto any information it may reasonably request with respect thereto.

Section 4.08 RESTRICTIVE COVENANTS.

(a) Each of (1) R. Ramin Kamfar, the Bluerock Entities, and BRG Manager (collectively, solely for the purpose of this Section 4.08, the “Five-Year Restricted Parties”) covenant that, commencing on the Closing Date and ending on the five-year anniversary of the Closing Date (the “Five-Year Non-Competition Period”), (2) Babb and Ruddy (together, solely for the purpose of this Section 4.08, the “Two-Year Restricted Parties”) covenant that, commencing on the Closing Date and ending on the two-year anniversary of the Closing Date (the “ Two-Year Non-Competition Period”), and (3) MacDonald (solely for the purpose of this Section 4.08, collectively with the Five-Year Restricted Parties and the Two-Year Restricted Parties, the “Restricted Parties”) covenants that, commencing on the Closing Date and ending on the date that is eighteen months after the Closing Date (the “Eighteen-Month Non-Competition Period”) they shall not, and shall not cause their respective Affiliates to, engage directly or indirectly in, in any capacity, or have any direct or indirect ownership interest in, or permit such Restricted Party’s or any such Affiliate’s name to be used in connection with, any business in the United States which is engaged directly in the business of acquiring, owning and operating multi-family rental residential properties (the “Restricted Business”); provided, however, that nothing in this Agreement shall prevent or restrict the Restricted Parties, or any of their respective Affiliates from any of the following:

(i) owning equity interests, indebtedness or other securities representing not more than five percent (5%) of the equity capital of a company that is engaged in the Restricted Business, so long as the Restricted Party is not otherwise associated with the management of such company, including by serving on the board of directors or holding any other similar governing position;

(ii) engaging in the business and activities as currently conducted by the Bluerock Entities including the management and ownership of Investment Company Act of 1940 funds; or

(iii) owning, operating or leasing, directly or indirectly, multi-family residential properties acquired as a result of loss mitigation, foreclosure or similar activities in connection with or incidental to investments in mortgage loans, mortgage servicing rights, mortgage-backed securities or other mortgage-related assets.

It is recognized that the Restricted Business is expected to be conducted in the United States and that more narrow geographical limitations of any nature on this non-competition covenant (and the non-solicitation covenants set forth in Section 4.08(b)) are therefore not appropriate.

(b) Each Restricted Party covenants that, during the Five-Year Non-Competition Period, the Two-Year Non-Competition Period or the Eighteen-Month Non-Competition Period, as applicable, such Restricted Party shall not, and it shall cause its Affiliates not to, solicit the employment or engagement of services of any person who is, or was during the three-month period immediately prior to such solicitation, employed as an employee, contractor or consultant (other than, for the sake of clarity, any such consultant employed by (i) such Restricted Party or its Affiliates (other than BRG Manager or its Subsidiaries), (ii) the Bluerock Entities, at the time of the rendering of the consulting services or services under the Administrative Services Agreement) by the REIT or the OP or any of their subsidiaries (including BRG Manager) during such period on a full- or part-time basis. The foregoing shall not prohibit any general solicitation of employees, contractors or consultants or public advertising of employment opportunities (including through the use of employment agencies) not specifically directed at any such employees, contractors or consultants, nor shall it prohibit the Contributor or its Affiliates from hiring any such employee, contractor or consultant who seeks employment or engagement with the Contributor or its Affiliate on his or her own initiative at any time after three months have elapsed since such individual served as an employee, contractor or consultant otherwise subject to this restriction, without any prior solicitation by the Contributor or any of its Affiliates.

(c) Each Restricted Party acknowledges that the restrictions contained in this Section 4.08 are reasonable and necessary to protect the legitimate interests of the REIT and the OP and constitute a material inducement to the REIT and the OP to enter into this Agreement and consummate the Transactions. Each Restricted Party acknowledges that any violation of this Section 4.08 may result in irreparable injury to the REIT or the OP and agrees that the REIT or the OP shall be entitled to seek preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of this Section 4.08, which rights shall be cumulative and in addition to any other rights or remedies to which the REIT and the OP may be entitled.

(d) In the event that any covenant contained in this Section 4.08 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law. The covenants contained in this Section 4.08 and each provision thereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

(e) Notwithstanding anything to the contrary contained in this Agreement, if there is a Change of Control Event, the provisions of this Section 4.08 will automatically terminate and have no further force or effect. “Change of Control Event” means (i) solely with respect to the Five-Year Restricted Parties, R. Ramin Kamfar ceasing to be a director of the REIT for any reason and (ii) with respect to any of the Restricted Parties, (A) the sale of all or substantially all of the assets of the REIT or the OP, or (B) a merger, consolidation, recapitalization or reorganization of the REIT, unless securities representing more than 50% of the total voting power after such merger, consolidation, recapitalization or reorganization are beneficially owned, directly or indirectly, by the Persons who beneficially owned the REIT’s outstanding voting securities immediately prior to such transaction.

Section 4.09 PUBLICITY.  So long as this Agreement is in effect, each Contributor, BRG Manager and the REIT shall consult with each other and give each other and the Special Committee a reasonable opportunity to review and comment on, any press release or other public statement with respect to the Transactions and shall not issue any such press release or make any such public statement prior to obtaining the consent of the other parties (provided that the consent of the Designated Contributor shall be deemed consent on behalf of all Contributors), except as may be required by applicable Law, duties under applicable Law or by obligations pursuant to any listing agreement with the NYSE MKT LLC. Notwithstanding this Section 4.09, no party shall be required to consult or obtain the consent of the other parties prior to making statements that are consistent with any previous press releases, public disclosures or public statements made by any Contributor, BRG Manager or the REIT in compliance with this Section 4.09.

ARTICLE V
INDEMNIFICATION AND CLAIMS

Section 5.01 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.  The representations and warranties of each Contributor, BRG Manager, Manager Sub, the REIT, the OP and TRS Holdings contained in this Agreement will survive until 12 months after the Closing Date, provided that the Contributor Fundamental Representations, the BRG Manager Fundamental Representations and the REIT Fundamental Representations shall survive until 30 days after the expiration of the applicable statute of limitations with respect to the matters addressed in such representations. Notwithstanding the foregoing, a claim given in good faith in accordance with this Article V in respect of a representation or warranty on or prior to the date on which the representation or warranty ceases to survive shall not thereafter be barred by the expiration of the survival period, and may be pursued thereafter without regard to such expiration. Except as otherwise expressly provided in this Agreement, each covenant or agreement set forth in this Agreement shall survive without limit.

Section 5.02 INDEMNIFICATION OF THE REIT AND THE OP.

(a) Each Contributor, severally but not jointly, shall indemnify and hold harmless the REIT and the OP and their respective successors and the respective stockholders, members, managers, partners, officers, directors, employees and agents of each such indemnified Person (collectively, the “REIT Indemnified Parties”) from and against any and all Losses that may be asserted against, or paid, suffered or incurred by any REIT Indemnified Party arising out of, resulting from, based upon or relating to any breach, as of the Effective Date or the Closing Date (except any representations and warranties that expressly speak as of a specified date or time, in which case only as of such specified date or time), of any representation or warranty made by such Contributor in Section 3.01 of this Agreement.

(b) Each Contributor, jointly and severally, shall indemnify and hold harmless the REIT Indemnified Parties from and against any and all Losses that may be asserted against, or paid, suffered or incurred by any REIT Indemnified Party arising out of, resulting from, based upon or relating to:

(i) any breach, as of the Effective Date or the Closing Date (except any representations and warranties that expressly speak as of a specified date or time, in which case only as of such specified date or time), of any representation or warranty made by the Contributors and BRG Manager in Section 3.02 of this Agreement or by the Contributors or BRG Manager in any of the other Transaction Documents;

(ii) any failure by a Contributor or BRG Manager duly and timely to perform or fulfill any of its covenants or agreements required to be performed by it under this Agreement or any of the Transaction Documents, except to the extent that such failure results from any act or omission of the REIT, the OP or TRS Holdings; provided, that, notwithstanding anything to the contrary in this Agreement, a Restricted Party shall be solely liable for a breach caused by such Restricted Party of a covenant contained in Section 4.08, and neither BRG Manager nor any Contributor other than a Restricted Party who caused such breach shall be liable for any such breach;

(iii) any act or omission for which BRG Manager or Manager Sub would be required to provide indemnity to the REIT under the Management Agreement as in effect immediately prior to the Closing (regardless of whether the Management Agreement remains in effect, in accordance with the indemnification provisions of the Management Agreement, and not subject to the limitations with respect to survival periods or amounts as provided in Section 5.02 and Section 5.04 of this Agreement), to the extent such act or omission preceded the Closing;

(iv) any claim brought by a third party against any REIT Indemnified Party relating to the Transferred Assets, to the extent arising or relating to a period preceding the Closing; and

(v) any liability, whether or not accrued, assessed or currently due and payable, for (A) any Taxes imposed on or with respect to BRG Manager or Manager Sub for any Pre-Closing Tax Period, (B) any Taxes of Contributor or any Affiliate thereof, or (C) any Taxes resulting from any transfer of assets or interests pursuant to the Transaction Documents, in the case of each of clauses (A) through (C), regardless of any investigation or any knowledge acquired (or capable of being acquired) by the REIT Indemnified Parties at any time (whether before or after the Effective Date or the Closing Date), with respect thereto. For the avoidance of doubt, the Losses indemnifiable pursuant to this Section 5.02(b)(v) shall include all reasonable audit and other Tax proceeding costs related to the foregoing Taxes to the extent such costs are incurred for the benefit of a Contributor or are directly attributable to any attempt to preserve the Indended Tax Treatment. Consistent with the foregoing, in the event of a partnership-level audit of the OP and/or Manager Sub, the Contributors agree that the OP and Manager Sub shall be entitled to cause, pursuant to Section 6226 of the Code (and any Treasury Regulations thereunder), any resulting tax liability to be borne by the partners of the OP.

(c) Each Contributor, jointly and severally, shall indemnify and hold harmless the REIT Indemnified Parties from and against any and all Losses that may be asserted against, or paid, suffered or incurred by any REIT Indemnified Party, including for purposes of this Section 5.02(c) only, any and all reasonably foreseeable consequential damages and/or expenses, resulting from, based upon or relating to Bluerock’s and the BRG Manager’s execution of the Use and Occupancy Agreement and/or the assignment thereof or the occupancy of the space that is the subject thereof by the REIT or any of its subsidiaries.

Section 5.03 INDEMNIFICATION OF THE CONTRIBUTORS.  The REIT, the OP, and TRS Holdings, jointly and severally, shall indemnify and hold harmless each Contributor and its respective successors and the respective stockholders, members, managers, partners, officers, directors, employees and agents of each such indemnified Person (collectively, the “Contributor Indemnified Parties”) from and against any and all Losses that may be asserted against, or paid, suffered or incurred by any Contributor Indemnified Party arising out of, resulting from, based upon or relating to:

(a) any breach, as of the Effective Date or the Closing Date (except any representations and warranties that expressly speak as of a specified date or time, in which case only as of such specified date or time), of any representation or warranty made by the REIT, the OP or TRS Holdings in Section 3.03 of this Agreement or in any of the Transaction Documents, except to the extent that such breach results from any act or omission of BRG Manager or Manager Sub; and

(b) any failure by the REIT or the OP duly and timely to perform or fulfill any of their covenants or agreements required to be performed by them under this Agreement or any of the Transaction Documents, except to the extent that such failure results from any act or omission of BRG Manager, provided, however, that none of the REIT, the OP or TRS Holdings shall be liable under this Section 5.03 for any Losses based upon or arising out of any inaccuracy in or breach of any representation or warranty made by the REIT, the OP or TRS Holdings in Section 3.03 of this Agreement or in any of the Transaction Documents if any Contributor or BRG Manager had Knowledge of such inaccuracy or breach prior to the Closing.

Section 5.04 LIMITATIONS.

(a) No amounts of indemnity shall be payable as a result of any claim arising under:

(i) Section 5.02(a), Section 5.02(b)(i) or Section 5.02(b)(ii) unless and until Losses claimed thereunder, when aggregated, are in excess of an amount equal to one percent (1%) of the amount of Total Consideration (the “Basket Amount”), in which case the REIT Indemnified Parties may recover the aggregate amount of all Losses payable thereunder;

(ii) Section 5.02(a) or Section 5.02(b)(i) in excess of an amount equal to seven and one-half percent (7.5%) of the amount of Total Consideration (the “Indemnity Amount”) (aggregating all indemnity payments by all Contributors under Section 5.02(a) or Section 5.02(b)(i)); and

(iii) Section 5.02(b)(ii) in excess of the amount of Total Consideration (aggregating all indemnity payments by all Contributors under Section 5.02(b)(ii));

provided, that the aggregate indemnity payments by all Contributors under Section 5.02(a) and Section 5.02(b) shall not exceed the amount of Total Consideration, and provided, further, that the aggregate indemnity payments by an individual Contributor under Section 5.02(a) shall not exceed the portion of Total Consideration actually received by such Contributor; and provided, further, none of the limitations set forth in this Section 5.04(a) shall be applicable with respect to fraud or intentional misrepresentation, representations and warranties set forth in any of the Contributor Fundamental Representations or BRG Manager Fundamental Representations and any claim related to Sections 5.02(b)(iii), (iv) and (v) or Section 5.02(c).

(b) No amounts of indemnity shall be payable as a result of any claim arising under:

(i) Section 5.03(a) or Section 5.03(b) unless and until Losses claimed thereunder, when aggregated, are in excess of the Basket Amount, in which case the Contributor Indemnified Parties may recover the aggregate amount of all Losses payable thereunder;

(ii) Section 5.03 in excess of the Indemnity Amount (aggregating all indemnity payments by the REIT under Section 5.03).

provided, that none of the limitations set forth in this Section 5.04(b) shall be applicable with respect to fraud or intentional misrepresentation or representations and warranties set forth in any of the REIT Fundamental Representations.

(c) Notwithstanding anything to the contrary in this Agreement, for so long as a Contributor holds OP Units (or Class A Common Stock issued upon conversion of such OP Units) or shares of Class C Common Stock, such Contributor shall satisfy any indemnification liability for which such Contributor is liable first by delivery of OP Units and shares of Class C Common Stock (or shares of Class A Common Stock, if such Contributor’s OP Units have been redeemed for Class A Common Stock), having a value calculated in accordance with the definition of “Contribution Consideration” herein, and thereafter by wire transfer of immediately available funds.

Section 5.05 INDEMNIFICATION PROCEDURES.  All claims for indemnification by any person seeking indemnification under this Article V (an “Indemnified Party”) shall be asserted and resolved as follows:

(a) If an Indemnified Party intends to seek indemnification under this Article V, it shall promptly notify the Indemnifying Party in writing of such claim, indicating with reasonable particularity the nature of such claim and provide the Indemnifying Party with such additional relevant information in the Indemnifying Party’s possession that the Indemnifying Party may reasonably request. The failure to provide such notice will not affect any rights hereunder except to the extent the Indemnifying Party is materially prejudiced thereby.

(b) If such claim involves a Third Party Claim against the Indemnified Party, the Indemnifying Party may, within thirty (30) days after receipt of such notice and information, and upon notice to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, assume the settlement or defense thereof, with counsel reasonably satisfactory to the Indemnified Party; provided, that the Indemnified Party may participate in such settlement or defense through counsel chosen by it at the sole cost and expense of the Indemnified Party. If the Indemnifying Party assumes the settlement or defense of such claim and the Indemnified Party determines reasonably and in good faith that representation by the Indemnifying Party’s counsel of both the Indemnifying Party and the Indemnified Party would present such counsel with a conflict of interest or that there are legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, then the Indemnifying Party shall pay the reasonable fees and expenses of the Indemnified Party’s counsel; provided, that such counsel is reasonably satisfactory to the Indemnifying Party. So long as the Indemnifying Party is contesting any such claim in good faith in accordance with the first sentence of this Section 5.05(b), the Indemnifying Party shall have the right to settle any claim for which indemnification has been sought and is available hereunder that imposes solely monetary obligations that are paid by the Indemnifying Party, does not contain a finding or admission of any violation of Law or any violation of the rights of any Person and contains an unconditional release of the Indemnified Party from all liability thereunder; provided, that to the extent that such settlement requires the Indemnified Party to take, or prohibits the Indemnified Party from taking, any action or purports to obligate the Indemnified Party, then the Indemnifying Party shall not settle such claim without the prior written consent of the Indemnified Party, such consent not to be unreasonably withheld, conditioned or delayed. So long as the Indemnifying Party is contesting any such claim in good faith in accordance with the first sentence of this Section 5.05(b), the Indemnified Party shall: (i) not pay or settle any such claim without the Indemnifying Party’s consent, such consent not to be unreasonably withheld, conditioned or delayed; and (ii) cooperate with the Indemnifying Party and its counsel in the settlement and defense of such claim. If the Indemnifying Party is not entitled to join in or assume the defense of the claim pursuant to the foregoing provisions or is entitled but does not contest such claim in good faith (including if it does not notify the Indemnified Party of the assumption of the defense of such claim within the thirty (30) day period set forth above), then the Indemnified Party may conduct and control, through counsel of its own choosing and at the expense of the Indemnifying Party, the settlement or defense thereof and the Indemnifying Party shall cooperate reasonably with it in connection therewith. Except as otherwise expressly provided in this Section 5.05, the failure of the Indemnified Party to participate in, conduct or control such defense shall not relieve the Indemnifying Party of any obligation it may have hereunder. Any costs and expenses incurred by such Indemnified Party in connection with the investigation and defense of such claim (including, without limitation, reasonable out of pocket attorneys’ fees, other professionals’ and experts’ fees and court or arbitration costs) required to be paid by the Indemnifying Party on behalf of the Indemnified Party shall be paid as incurred, promptly against delivery of reasonably detailed invoices therefor.

(c) If the Indemnifying Party chooses to defend any Third Party Claim, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed) cause, or agree to, the waiver of the attorney-client privilege, attorney work-product immunity or any other privilege or protection in respect of confidential legal memoranda and other privileged materials drafted by, or otherwise reflecting the legal advice of, internal or outside counsel of an Indemnified Party (the “Subject Materials”) relating to such Third Party Claim. Each party hereto mutually acknowledges and agrees, on behalf of itself and its Affiliates, that (i) each shares a common legal interest in preparing for the defense of legal proceedings, or potential legal proceedings, arising out of, relating to or in respect of any actual or threatened Third-Party Claim or any related claim or counterclaim, (ii) the sharing of Subject Materials will further such common legal interest and (iii) by disclosing any Subject Materials to and/or sharing any Subject Materials with the Indemnifying Party, the Indemnified Party shall not waive the attorney-client privilege, attorney work-product immunity or any other privilege or protection. The Indemnified Party shall not be required to make available to the Indemnifying Party any information that is subject to an attorney-client or other applicable legal privilege that based on the advice of outside counsel would be impaired by such disclosure or any confidentiality restriction under applicable Law.

Section 5.06 CHARACTER OF INDEMNITY PAYMENTS.  The parties agree that any indemnification payments made with respect to this Agreement shall be treated for all Tax purposes as an adjustment to or refund of the Contribution Consideration, unless otherwise required by Law (including by a determination of a Tax Authority that, under applicable Law, is not subject to further review or appeal).

Section 5.07 REMEDIES.

(a) Each of the Parties hereto shall be entitled to injunctive or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement and the obligations of each other Party hereto in the event that (i) all conditions set forth in Section 2.02(b)(i), Section 2.02(b)(ii) or Section 2.02(b)(iii), as applicable, have been satisfied or waived by the Party seeking injunctive or other equitable relief hereunder (other than those conditions that by their terms or their nature are to be satisfied at the Closing, but subject to such conditions being satisfied or waived assuming a Closing would occur), and (ii) any Party fails to complete the Closing by the Outside Date.

(b) Except for claims based on fraud or claims for equitable relief pursuant to Section 4.08, following the Closing the rights of the parties for indemnification relating to breaches of this Agreement shall be limited to those contained in this Article V and such indemnification rights shall be the exclusive remedies of the parties with respect to breaches of this Agreement.

Section 5.08 SUBROGATION/INSURANCE.  If an Indemnified Party recovers Losses from an Indemnifying Party, the Indemnifying Party shall be subrogated, to the extent of such recovery, to the Indemnified Party’s rights against any third party (including any employees) with respect to such recovered Losses, subject to the subrogation rights of any insurer providing insurance coverage under one of the Indemnified Party’s policies and except to the extent that the grant of subrogation rights to the Indemnifying Party is prohibited by the terms of the applicable insurance policy. With respect to any rights of any Indemnifying Party (including any employees) against a third party to which an Indemnified Party is entitled pursuant to the preceding sentence, such Indemnified Party shall use commercially reasonable efforts to preserve any rights that such Indemnifying Parties may have to make claims against third parties (including under applicable insurance policies) and the Indemnified Parties and the Indemnifying Parties shall cooperate with and assist the other in issuing notices of claims to such third parties, presenting claims for payment and collecting proceeds related thereto. Notwithstanding anything in this Agreement to the contrary, the amount of any Losses of any Person under this Article V shall be net of the amount, if any, received by the Indemnified Party (after deducting all costs and expenses associated with recovering such amount) from any third party (including any insurance company or other insurance provider).

ARTICLE VI
TERMINATION

Section 6.01 TERMINATION.  This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing by:

(a) the mutual written agreement of the REIT and the Designated Contributor, before or after the REIT Stockholder Approval is obtained;

(b) either the REIT or the Designated Contributor, if any court of competent jurisdiction or other competent Governmental Authority shall have issued a statute, rule, regulation, order, decree or injunction or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting all or any portion of the Transactions and such statute, rule, regulation, order, decree or injunction or other action shall have become final and nonappealable;

(c) either the REIT or the Designated Contributor, in the event: (i) of a material breach of this Agreement by the non-terminating party if such non-terminating party fails to cure such breach within thirty (30) days following written notification thereof by the terminating party; or (ii) that the satisfaction of any condition to the terminating party’s obligations under this Agreement becomes impossible, but only if the failure of such condition to be satisfied does not result from a breach of this Agreement by the terminating party or its Affiliates;

(d) either the REIT or the Designated Contributor, in the event that the Closing shall not have occurred on or before the six-month anniversary of the Effective Date (the “Outside Date”), unless the failure of the Closing to occur on or before the Outside Date is a result of a breach of this Agreement by the terminating party or its Affiliates; provided, however, that the provisions of this Section 6.01(d) shall not be available, as applicable, to (A) the Designated Contributor, in the event that all conditions set forth in Section 2.02(b)(i) and Section 2.02(b)(iii) or (B) the REIT, in the event that all conditions set forth in Section 2.02(b)(ii) and Section 2.02(b)(iii) have been satisfied or waived (other than those conditions that by their terms or their nature are to be satisfied at the Closing, but subject to such conditions being satisfied or waived assuming a Closing would occur).

Section 6.02 EFFECT OF TERMINATION.  If this Agreement is validly terminated pursuant to Section 6.01, this Agreement will forthwith become null and void, and have no further effect, without any liability on the part of any party hereto or its Affiliates, directors, managers, officers, stockholders, partners or members, other than the provisions of this Section 6.02 and Article VII hereof. Nothing contained in this Section 6.02 shall relieve any party from liability for any willful breach of this Agreement occurring prior to termination.

ARTICLE VII
GENERAL PROVISIONS

Section 7.01 NOTICES.  All notices, demands and requests hereunder shall be in writing and shall be deemed to have been properly given if: (a) hand delivered; (b) sent by reputable overnight courier service; (c) emailed (provided receipt is acknowledged); or (d) sent by United States registered or certified mail, postage prepaid, addressed to the parties at the respective addresses set forth below, or at such other address as any of the parties may from time to time designate by written notice given as herein required. Service of any such notice or other communications so made shall be deemed effective on the day of actual delivery (whether accepted or refused) as shown by the addressee’s return receipt if by certified mail, and as confirmed by the courier service if by courier; provided, however, that if such actual delivery occurs after 5:00 p.m. (local time where received) or on a non-Business Day, then such notice or communication so made shall be deemed effective on the first Business Day after the day of actual delivery. All such notices shall be addressed as follows:

If to the REIT or TRS Holdings:	Bluerock Residential Growth REIT, Inc. 712 Fifth Avenue, 9th Floor New York, New York 10019 Attention: R. Ramin Kamfar Email: rkamfar@bluerockre.com
With copies to (not constituting notice):	Morrison & Foerster LLP 2000 Pennsylvania Avenue, NW Washington, D.C. 20006-1888 Attention: David Slotkin Email: dslotkin@mofo.com
Kaplan Voekler Cunningham & Frank, PLC 1401 E Cary Street Richmond, Virginia 23219 Attention: Richard P. Cunningham, Jr. Email: rcunningham@kv-legal.com

If to the OP:	Bluerock Residential Holdings, L.P. 712 Fifth Avenue, 9th Floor New York, New York 10019 Attention: R. Ramin Kamfar Email: rkamfar@bluerockre.com
With a copy to (not constituting notice):	Kaplan Voekler Cunningham & Frank, PLC 1401 E Cary Street Richmond, Virginia 23219 Attention: Richard P. Cunningham, Jr. Email: rcunningham@kv-legal.com
If to BRG Manager or Manager Sub:	BRG Manager, LLC 712 Fifth Avenue, 9th Floor New York, New York 10019 Attention: R. Ramin Kamfar Email: rkamfar@bluerockre.com
With a copy to (not constituting notice):	Vinson & Elkins L.L.P. 2200 Pennsylvania Avenue NW Suite 500 West Washington, D.C. 20037-1701 Attention: S. Gregory Cope Email: gcope@velaw.com
If to Bluerock:	Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Attention: R. Ramin Kamfar Email: rkamfar@bluerockre.com
With a copy to (not constituting notice):	Kaplan Voekler Cunningham & Frank, PLC 1401 E Cary Street Richmond, Virginia 23219 Attention: Richard P. Cunningham, Jr. Email: rcunningham@kv-legal.com
If to Kachadurian Group:	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: gkachadurian@bluerockre.com
If to Babb:	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: jbabb@bluerockre.com
If to Ruddy:	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: jruddy@bluerockre.com

If to Konig:	Konig & Associates, LLC c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Attention: Michael L. Konig Email: mkonig@bluerockre.com
If to MacDonald:	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: rmacdonald@bluerockre.com
If to Novack:	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: jnovack@bluerockre.com

Section 7.02 ENTIRE AGREEMENT; AMENDMENTS.  This Agreement (together with any exhibits and the other Transaction Documents) contains the entire agreement among the parties with respect to the Transactions, and shall supersede all previous oral and written agreements and all contemporaneous oral negotiations, commitments and understandings between the parties. This Agreement may be amended, changed, terminated or modified only by agreement in writing duly authorized (which authorization shall include approval of a majority of the independent directors of the Board of Directors of the REIT) and executed by all of the parties; provided, however, that each Contributor shall be deemed to have authorized and executed any such writing that is executed by the Designated Contributor and each other party shall be entitled to rely upon the execution of such writing by the Designated Contributor by and on behalf of each Contributor, other than a writing that would have a disproportionately adverse effect on such Contributor.

Section 7.03 SUCCESSORS AND ASSIGNS.  The covenants, agreements, rights and obligations contained in this Agreement shall be binding upon and shall inure to the benefit of the respective heirs, executors, successors and assigns of the parties hereto and all Persons or entities claiming by, through or under any of them.

Section 7.04 FURTHER DOCUMENTS.  Each party hereto agrees to execute any and all further documents and writings and perform such other reasonable actions that may be or become necessary or expedient to effectuate and carry out the Transactions, whether before or after the Closing.

Section 7.05 GOVERNING LAW; JURISDICTION.

(a) This Agreement, and all claims or causes of actions (whether at law, in equity, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of Delaware without giving effect to conflicts of Laws principles (whether of the State of Delaware or any other jurisdiction that would cause the application of the Laws of any jurisdiction other than the State of Delaware).

(b) All legal proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located within Delaware. Each of the parties hereby irrevocably and unconditionally: (i) submits to the exclusive jurisdiction of any state or federal court located within Delaware, for the purpose of any legal proceeding arising out of or relating to this Agreement and the Transactions brought by any party; (ii) agrees not to commence any such legal proceeding except in such courts; (iii) agrees that any claim in respect of any such legal proceedings may be heard and determined in any state or federal court located within Delaware; (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such legal proceeding; and (v) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such legal proceeding. Each of the parties agrees that a final judgment in any such legal proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by Law.

Section 7.06 COUNTERPARTS.  This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original and all of which, collectively, shall constitute one (1) agreement.

Section 7.07 CONSTRUCTION OF AGREEMENT.  No party, or its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against any party.

Section 7.08 NO WAIVER.  A waiver by any party hereto of a breach of or failure to perform any of the covenants or agreements in this Agreement to be performed by any other party shall not be construed as a waiver of any succeeding breach of or failure to perform the same or other covenants, agreements, restrictions or conditions of this Agreement. No waiver shall be effective unless duly authorized (which authorization, relating to the REIT or the OP, shall include approval of a majority of the independent directors of the Board of Directors of the REIT) and memorialized in a writing signed by the party against whom such waiver is to be effective.

Section 7.09 SEVERABILITY.  In the event that any phrase, clause, sentence, paragraph, section, article or other portion of this Agreement shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining portions of this Agreement shall not be affected thereby and shall remain in force and effect to the full extent permissible by Law.

Section 7.10 HEADINGS.  The headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to sections and exhibits are to sections and exhibits of this Agreement, unless otherwise indicated.

Section 7.11 INTERPRETATION.  For purposes of this Agreement, the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to articles, sections, exhibits and schedules mean the articles and sections of, and the exhibits and schedules attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement, as applicable; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. All references to “dollars” or “$” shall mean United States Dollars.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation
By: /s/ Michael L. Konig Name: Michael L. Konig Title: Chief Operating Officer
BLUEROCK RESIDENTIAL HOLDINGS, L.P., a Delaware partnership
By: /s/ Michael L. Konig Name: Michael L. Konig Title: Authorized Signatory
BLUEROCK TRS HOLDINGS, LLC, a Delaware limited liability company
By: /s/ Michael L. Konig Name: Michael L. Konig Title: Authorized Signatory
BRG MANAGER, LLC, a Delaware limited liability company
By: /s/ Michael L. Konig Name: Michael L. Konig Title: Authorized Signatory
BLUEROCK REIT OPERATOR, LLC, a Delaware limited liability company
By: /s/ Michael L. Konig Name: Michael L. Konig Title: Authorized Signatory

[Signature Page to Contribution Agreement]

BLUEROCK REAL ESTATE, L.L.C., a Delaware limited liability company
By: /s/ R. Ramin Kamfar Name: R. Ramin Kamfar Title: Chief Executive Officer
THE KACHADURIAN GROUP LLC, an Illinois limited liability company
By: /s/ Gary Kachadurian Name: Gary Kachadurian Title: Manager
KONIG & ASSOCIATES, LLC a New Jersey limited liability company
By: /s/ Michael L. Konig Name: Michael L. Konig Title: Managing Member
JENCO BUSINESS ADVISORS, INC. a New York corporation
By: /s/ Jerold E. Novack Name: Jerold E. Novack Title: President
JAMES G. BABB, III
/s/ James G. Babb, III James G. Babb, III
JORDAN B. RUDDY
/s/ Jordan B. Ruddy Jordan B. Ruddy

[Signature Page to Contribution Agreement]

RYAN S. MACDONALD
/s/ Ryan S. MacDonald Ryan S. MacDonald

[Signature Page to Contribution Agreement]

EXHIBIT A DEFINED TERMS

“Accrued Management Fee” means the amount of the Base Management Fee and Incentive Fees (as each is defined in the Management Agreement) that has accrued and is unpaid or earned under the Management Agreement through (and including) the Closing Date.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one (1) or more intermediaries, controls or is controlled by or is under common control with the Person specified. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” is defined in the preamble.

“Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended and (b) any anti-bribery, anti-corruption or similar applicable Law of any other jurisdiction.

“Anti-Terrorism Law” means each of: (a) the Executive Order; (b) the Patriot Act; (c) the Money Laundering Control Act of 1986, 18 U.S.C. Sect. 1956; and (d) any other Law now or hereafter enacted to monitor, deter or otherwise prevent terrorism or the funding or support of terrorism.

“Articles Supplementary” means Articles Supplementary to the REIT’s articles of amendment and restatement in the form of Exhibit F hereto.

“Assignment and Acceptance Agreement” is defined in the recitals.

“Babb” is defined in the preamble.

“Basket Amount” is defined in Section 5.04(a)(i).

“Blue Sky Laws” is defined in Section 3.01(h)(i).

“Bluerock” is defined in the preamble.

“Bluerock Entities:” means Bluerock and Bluerock Real Estate Holdings, LLC and, only for the purposes of Section 4.08(a)(ii), Bluerock Value Exchange, LLC.

“BRG Manager” is defined in the recitals.

“BRG Manager Fundamental Representations” means the representations set forth in Section 3.02(a) (Organization and Qualification), Section 3.02(b) (Due Authorization; Approvals), Section 3.02(f) (Ownership of the Equity Interests), Section 3.02(k) (Tax Matters) and Section 3.2(m) (Title to Assets).

“Business” is defined in the recitals.

“Business Day(s)” has the meaning set forth in Rule 14d-1(g)(3) of the Exchange Act.

“Business Employee” is defined in Section 3.02(n)(i).

“Cash Consideration” means an amount of cash equal to 0.1% of the Total Consideration.

“Change of Control Event” is defined in Section 4.08(e).

“Class A Common Stock” means shares of Class A Common Stock, par value $0.01, of the REIT.

“Class C Common Stock” means shares of Class C Common Stock, par value $0.01, to be issued by the REIT, the terms of which are described in the Articles Supplementary.

“Closing” is defined in Section 2.01.

“Closing Date” is defined in Section 2.01.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collective Bargaining Agreement” is defined in Section 3.02(n)(ii).

“Common Stock” is defined in Section 3.03(d).

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“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral (and all amendments or modifications thereto) to which BRG Manager or Manager Sub is a party that are legally binding on BRG Manager or Manager Sub.

“Contribution” is defined in Section 1.01(a).

“Contribution Consideration” means (i) a number of OP Units equal to (A) the amount of the Total Consideration minus the Cash Consideration multiplied by (B) 0.98, divided by (C) the volume weighted average price per share of the REIT’s Class A Common Stock, $0.01 par value per share, as reported on the NYSE MKT, for the 20 trading days immediately following the tenth trading day following the Effective Date (the “VWAP” ); and (ii) a number of shares of Class C Common Stock equal to (x) the amount of the Total Consideration minus the Cash Consideration multiplied by (y) 0.02, divided by (z) the VWAP; such that only one share of Class C Common Stock may be issued for every 49 OP Units.

“Contributor” or “Contributors” is defined in the preamble.

“Contributor Fundamental Representations” means the representations set forth in Section 3.01(a) (Organization and Qualification), Section 3.01(b) (Due Authorization; Approvals), Section 3.01(c) (Due Execution by the Individual Contributors), and Section 3.01(g) (Ownership of the Equity Interests).

“Contributor Indemnified Parties” is defined in Section 5.03.

“Designated Contributor” is R. Ramin Kamfar.

“Designated Person” means any Person who: (a) is named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control or any other similar lists maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control pursuant to authorizing statute, executive order or regulation; (b) (i) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of the Executive Order or any related legislation or any other similar executive order(s) or (ii) engages in any dealings or transactions prohibited by Section 2 of the Executive Order or is otherwise associated with any such Person in any manner who violates Section 2 of the Executive Order; or (c) (i) is an agency of the government of a country, (ii) is an organization controlled by a country or (iii) is a Person resident in a country that is subject to a sanctions program identified on the list maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control, or as otherwise published from time to time, as such program may be applicable to such agency, organization or Person.

“Effect” means any change, effect, development, circumstance, condition, state of facts, event or occurrence.

“Effective Date” is defined in the preamble.

“Eighteen-Month Non-Competition Period” is defined in Section 4.08(a).

“Encumbrances” means any and all liens, charges, security interests, mortgages, pledges, options, preemptive rights, rights of first refusal or first offer, proxies, levies, voting trusts or agreements or other adverse claims or restrictions on title or transfer of any nature whatsoever.

“Enforceability Exceptions” is defined in Section 3.01(b).

“Entity Contributor” or “Entity Contributors” is defined in the preamble.

“Equity Incentive Plans” means that certain Second Amended and Restated Equity Incentive Plan for Individuals and that certain Second Amended and Restated Equity Incentive Plan for Entities, each of which will be substantially in the forms attached as Exhibit D.

“Equity Interests” means: (a) with respect to a corporation, as determined under the Laws of the jurisdiction of organization of such entity, shares of capital stock (whether common, preferred or treasury); (b) with respect to a partnership, limited liability company, limited liability partnership or similar Person, as

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determined under the Laws of the jurisdiction of organization of such entity, units, interests or other partnership or limited liability company interests; or (c) any other equity ownership.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” is defined in Section 4.04(a).

“Executive Order” means Executive Order No. 13224 on Terrorist Financings: — Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten To Commit, or Support Terrorism issued on 23rd September, 2001, as amended by Order No. 132684, as so amended.

“Five-Year Non-Competition Period” is defined in Section 4.08(a).

“Five-Year Restricted Party” is defined in Section 4.08(a).

“Governmental Authority(ies)” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, regional or local, and any agency, authority, instrumentality, regulatory body, court or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Governmental Licenses” is defined in Section 3.02(q).

“Indebtedness” means, as to any Person: (a) all obligations of such Person for borrowed money (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured); (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business; (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency; (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person; (f) all obligations of such Person under leases which have been or should be, in accordance with United States generally accepted accounting principles, recorded as capital leases; (g) all indebtedness secured by any lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is non-recourse to the credit of such Person; and (h) all guarantees by such Person of the Indebtedness of any other Person.

“Indemnified Party” is defined in Section 5.05.

“Indemnifying Party” means any Person against whom a claim for indemnification is being asserted under any provision of Article V.

“Indemnity Amount” is defined in Section 5.04(a)(ii).

“Individual Contributor” or “Individual Contributors” is defined in the preamble.

“Intellectual Property” means all of the following forms of intellectual property and all rights therein: (a) brands and slogans, registered and unregistered trademarks, trade names, service marks, domain names and applications and registrations therefor and all goodwill associated therewith; (b) patents, patent applications and inventions conceived or reduced to practice prior to the Closing Date, including any provisional, utility, continuation, continuation-in-part or divisional applications filed in the United States or other jurisdiction prior to the Closing Date, and all reissues thereof and all reexamination certificates issuing therefrom; (c) copyrights, including all related copyright applications and registrations; (d) know-how and trade secrets, whether or not reduced to practice; (e) all computer and electronic data processing programs and software

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programs and related documentation; (f) the right to sue for and recover damages, assert, settle or release any claims or demands and obtain all other remedies and relief at law or equity for any past, present or future infringement or misappropriation of any of the foregoing (g) licenses, options to license and other contractual rights to use any of the foregoing.

“Intended Tax Treatment” is defined in Section 1.02.

“Kachadurian Group” is defined in the preamble.

“Key Executives” means R. Ramin Kamfar, Babb, Ruddy, Christopher Vohs, Michael L. Konig and MacDonald.

“Konig” is defined in the preamble.

“Knowledge” means the actual knowledge, after reasonable inquiry, (a) with respect to Bluerock, R. Ramin Kamfar, (b) with respect to Kachadurian Group, Gary Kachadurian, (c) with respect to Konig, Michael L. Konig, (d) with respect to Novack, Jerold Novack, (e) with respect to each Individual Contributor, such Individual Contributor, and (f) with respect to BRG Manager and Manager Sub, the Key Executives.

“Law(s)” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directives, decrees, policies, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guideline, policy or similar form of decision of any Governmental Authority.

“Leased Real Property” is defined in Section 3.02(t)(i).

“Legal Requirement(s)” means any and all judicial decisions, orders, injunctions, writs, statutes, laws, rulings, rules, regulations, permits, certificates or ordinances of any Governmental Authority.

“Losses” means any and all damages, fines, fees, penalties, liabilities, losses and costs and expenses (including interest, court costs and fees, reasonable costs of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment); provided, that Losses shall not include any indirect, special, punitive, incidental or consequential damages (other than any such damages asserted in a claim by a third party).

“MacDonald” is defined in the preamble.

“made available” means (a) filed with the SEC and publicly available on the SEC’s website, (b) posted in the electronic data room established for purposes of the Transactions and made available to the Special Committee in such data room, or (c) provided to legal counsel to the Special Committee by e-mail, in each case, at least five (5) Business Days prior to the Effective Date.

“Management Agreement” is defined in the recitals.

“Manager Sub” is defined in the preamble.

“Material Adverse Effect” means any Effect that, individually or in the aggregate, has had, or would reasonably be expected to (i) have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities or results of operations of BRG Manager and Manager Sub, taken as a whole, or (ii) prevent, materially impede or materially delay the ability of any Contributor or BRG Manager or Manager Sub to consummate the Transactions; provided, however, that in the case of the immediately preceding clause (i), none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a Material Adverse Effect: any Effect arising out of or resulting from (a) changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates, (b) changes in general legal, regulatory, political, economic or business conditions or changes in generally accepted accounting principles, (c) the negotiation, execution, announcement or performance of this Agreement in accordance with

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the terms hereof or the consummation of the Transactions, (d) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement, (e) earthquakes, hurricanes or other natural disasters, (f) the public announcement or pendency of the Transactions or (g) any Effect that has been cured prior to the Closing; provided further, however, that any Effect arising out of or resulting from the matters described in clauses (a), (b), (d) or (e) shall not be excluded if and to the extent that such Effect disproportionately affects BRG Manager and Manager Sub, taken as a whole, taken as a whole, as compared to other Persons engaged in the businesses in which BRG Manager and Manager Sub are engaged.

“Material Contracts” is defined in Section 3.02(g).

“Membership Interests” is defined in the recitals.

“Novack” is defined in the preamble.

“NYSE MKT Approval” means approval for listing as evidenced by receipt of notification from the NYSE MKT exchange.

“OP” is defined in the preamble.

“OP Units” means Common Units (as such term is defined in the Partnership Agreement) in the OP.

“Outside Date” is defined in Section 6.01(d).

“Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P. dated as of April 2, 2014 by and among the REIT and various limited partners.

“Partnership Division” is defined in Section 1.02.

“Partnership Units” has the meaning assigned to that term in the Partnership Agreement.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (commonly known as the USA Patriot Act).

“Person(s)” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employment, consulting, bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, equity (or equity-based), leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, medical, dental, vision, welfare, accident, disability, workmen’s compensation or other insurance, severance, separation, termination, change of control, collective bargaining or other benefit plan, agreement, practice, policy or arrangement, whether written or oral, and whether or not subject to ERISA, including any “employee benefit plan” within the meaning of Section 3 (3) of ERISA.

“Pre-Closing Cash” means cash held by Manager Sub, as applicable, immediately prior to the Closing, which shall (a) include the cash received as a result of the payment of the Accrued Management Fee (to the extent not excluded under clause (b) of this definition) and (b) exclude cash whose use is restricted (e.g., cash posted as reserves for insurance coverage, cash posted as collateral for letters of credit, cash deposited to secure utility service or payments, and cash deposits received from prospective or actual lessees).

“Pre-Closing Cash Distribution” is defined in Section 4.05.

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date and any period through the Closing Date in the case of a taxable period beginning before and ending after the Closing Date.

“Preferred Stock” is defined in Section 3.03(d).

“Proxy Statement” is defined in Section 4.04(a).

“REIT” is defined in the preamble.

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“REIT Fundamental Representations” means the representations set forth in Section 3.03(a) (Organization and Qualification), Section 3.03(c) (Due Authorization; Approvals) and Section 3.03(d) (Capitalization).

“REIT Indemnified Parties” is defined in Section 5.02.

“REIT Material Adverse Effect” means any Effect that, individually or in the aggregate, has had, or would reasonably be expected to have, (i) a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities or results of operations of the REIT, the OP and TRS Holdings, taken as a whole, or (ii) a material adverse effect on the ability of the REIT, the OP, TRS Holdings and their subsidiaries to consummate the Transactions; provided, however, that in the case of the immediately preceding clause (i), none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a REIT Material Adverse Effect: any Effect arising out of or resulting from (a) changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates, (b) changes in general legal, regulatory, political, economic or business conditions or changes in generally accepted accounting principles, (c) the negotiation, execution, announcement or performance of this Agreement in accordance with the terms hereof or the consummation of the Transactions, (d) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement, (e) earthquakes, hurricanes or other natural disasters, (f) any decline in the market price, or change in trading volume, of the capital stock of the REIT or any failure to meet publicly announced revenue or earnings projections (provided, that any event giving rise to such decline, change or failure may otherwise be taken into account in determining whether there has been a REIT Material Adverse Effect if not falling into one of the other exceptions contained in this definition), (g) the public announcement or pendency of the Transactions or (h) any Effect that has been cured prior to the Closing; provided further, however, that any Effect arising out of or resulting from the matters described in clauses (a), (b), (d) or (e) shall not be excluded if and to the extent that such Effect disproportionately affects the REIT, the OP, TRS Holdings and their subsidiaries, taken as a whole, as compared to other Persons engaged in the businesses in which the Company or any of its subsidiaries is engaged.

“REIT SEC Filings” means all forms, reports, schedules, statements and documents (including all exhibits to such forms, reports, schedules, statements and documents) filed or furnished with the SEC by the REIT, including any amendments or supplements thereto, from and after January 1, 2013 to the Effective Date.

“REIT Stockholder Approval” is defined in Section 4.04(a).

“REIT Stockholder Proposals” is defined in Section 4.04(a)

“Restricted Business” is defined in Section 4.08(a).

“Ruddy” is defined in the preamble.

“SDAT” means the Maryland State Department of Assessments and Taxation.

“SEC” is defined in Section 4.04(a).

“Securities Act” is defined in Section 3.01(h)(i).

“Stockholders Meeting” is defined in Section 4.04(d).

“Special Committee” is defined in the recitals.

“Stockholders Agreement” is defined in the recitals.

“Subject Materials” is defined in Section 5.05(c).

“Subsidiary” means, with respect to any Person, any other Person (a) of which the first Person owns directly or indirectly fifty percent (50%) or more of the Equity Interests in the other Person, (b) of which the first Person or any other Subsidiary of the first Person is a general partner or (c) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons

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performing similar functions with respect to the other Person are at the time owned by the first Person and/or one or more of the first Person’s Subsidiaries.

“Tax” means any and all taxes, governmental fees, imposts, levies or other like assessments or charges of any kind whatsoever (including all net income, gross receipts, capital, sales, use, ad valorem, value added, goods and services, transfer, franchise, profits, alternative, environmental, inventory, license, withholding, payroll, employment, social security, unemployment, escheat, excise, severance, stamp, occupation, property (real or personal) and estimated taxes and customs duties), whether federal, state, local, foreign or other, together with any interest, penalty, addition to tax or additional amount imposed by any Tax Authority and any liability for any of the foregoing as transferee or successor.

“Tax Authority” means any Governmental Authority responsible for the assessment, imposition, collection, or administration of any Tax.

“Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and any amendment thereof.

“Third Party Claim” means a third party action which constitutes a matter: (a) for which an Indemnified Party is entitled to indemnification under Article V; or (b) which if determined adversely to the applicable Indemnified Party, would provide a basis for a claim for indemnification under Article V.

“Total Consideration” means an amount equal to three (3) times the sum of (i) the Base Management Fee (as defined in the Management Agreement) and (ii) the Incentive Fee (as defined in the Management Agreement), in each case earned by BRG Manager during the 12-month period ending on the last day of the most recently completed fiscal quarter prior to Closing.

“Transaction Documents” means this Agreement and the Assignment and Acceptance Agreement and any agreements or documents prepared or executed pursuant to the transactions contemplated by such agreements, any exhibits or attachments to any of the foregoing and any other agreement signed by the parties that expressly states that it is intended to be a Transaction Document, as the same may be amended from time to time.

“Transactions” means the transactions contemplated by the Transaction Documents.

“Transferred Assets” means those assets set forth on Exhibit C.

“TRS Holdings” is defined in the recitals.

“Two-Year Non-Competition Period” is defined in Section 4.08(a).

“Two-Year Restricted Party” is defined in Section 4.08(a).

“Use and Occupancy Agreement” is defined in Section 2.02(a)(iv).

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Exhibit B

Final Form

ADMINISTRATIVE SERVICES AGREEMENT

by and among

Bluerock Real Estate, L.L.C.,

Bluerock Real Estate Holdings, LLC,

Bluerock Residential Growth REIT, Inc.,

Bluerock Residential Holdings, L.P.,

Bluerock TRS Holdings, LLC,

and

Bluerock REIT Operator, LLC

Dated as of [•], 2017

Filed as Appendix E to this Proxy Statement

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Exhibit C — Transferred Assets

Contracts

Trademark License Agreement (the “License Agreement”), dated as of April 2, 2014, by and between Bluerock Real Estate, L.L.C., and BRG Manager, LLC [to be replaced by Amended and Restated Trademark License Agreement dated as of the Closing Date]

Subleases

BRG Manager, LLC, as subtenant, and Bluerock Real Estate, L.L.C., as landlord, will enter into a Use and Occupancy Agreement for the New York Leased Premises (the “Use and Occupancy Agreement”) and a Sublease for the Michigan Leased Premises (the “Sublease”) described below on or prior to the Closing Date. Bluerock Real Estate, L.L.C. has sublease rights in and to the NY Sublease (as defined below) and the MI Sublease (as defined below) and the following locations and with respect to the following documents:

New York Leased Premises:

712 Fifth Avenue, 9th Floor
New York, NY 10019

Sublease Agreement, dated as of November 27, 2012, between Chevron Northeast Upstream Corp. and Bluerock Real Estate, L.L.C. (the “NY Sublease”)

Michigan Leased Premises:

27777 Franklin Road, Suite 800
Southfield, MI 48034

Consent to Office Building Sublease, date October 31, 2012, among American Center, LLC, Grant Thornton LLP and Bluerock Real Estate, L.L.C.

Sublease Agreement, effective as of November 15, 2012, between Grant Thornton LLP and Bluerock Real Estate, L.L.C. (the “MI Sublease”)

BRG Manager, LLC will assign the Use and Occupancy Agreement and the Sublease to Manager Sub on or before Closing.

Lease

Bluerock Real Estate, L.L.C. will enter into a Lease Agreement on or prior to the Closing Date, commencing on December 1, 2017, between American Center, LLC and Bluerock Real Estate, L.L.C., for the follow property:

27777 Franklin Road, Suite 900
Southfield, MI 48034

Bluerock Real Estate, L.L.C. will sublet a portion of such property to Manager Sub on or prior to the Closing Date.

Intellectual Property

The rights granted pursuant to the License Agreement [as amended].

Personal Property

See attached spreadsheet for a listing of personal property on premises in the Michigan and New York offices.

In the Michigan office, the yellow highlighted assets are held pursuant to a use right granted under the MI Sublease with an option to purchase at market value at the end of the term of the sublease. Solely the use right granted pursuant to the MI Sublease constitutes the Transferred Assets with respect to such assets.

In the New York office, personal property is either owned or is subject to an option to purchase for $1 under the NY Sublease at the end of its term. Title to or the right to purchase these assets pursuant to the NY Sublease, as applicable, will be Transferred Assets.

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Exhibit D

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

SECOND AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
FOR INDIVIDUALS
Effective               , 2017

Filed as Appendix A to this Proxy Statement

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

SECOND AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
FOR ENTITIES
Effective            , 2017

Filed as Appendix B to this Proxy Statement

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Exhibit E

Final Form

STOCKHOLDERS AGREEMENT

Filed as Appendix F to this Proxy Statement

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Exhibit F

Final Form

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

ARTICLES SUPPLEMENTARY

Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Under a power contained in Article V of the charter of the Corporation (the “Charter”) and Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation (the “Board”) and a duly authorized committee thereof, by duly adopted resolutions, reclassified and designated (i) [    ] shares of the authorized but unissued Class A Common Stock, $0.01 par value per share, of the Corporation (“Class A Common Stock”), into Class C Common Stock, $0.01 par value per share, with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption (which, upon any restatement of the Charter, may be made a part of Article V thereof, with any necessary or appropriate changes to the numeration or lettering of the sections or subsections hereof). Capitalized terms used but not defined herein shall have the meanings given to them in the Charter.

1. Class C Common Stock.  [    ] Common Shares shall be classified as Class C Common Stock, $0.01 par value per share (the “Class C Common Stock”). Class C Common Stock shall not be issued except in conjunction with an issuance of OP Units, in a ratio of no more than one (1) share of Class C Common Stock for every forty-nine (49) OP Units, as may be adjusted to take into account any reclassification, stock split, reverse stock split, stock dividend or non-cash distribution, recapitalization or other similar transaction and/or as may be similarly adjusted in accordance with the Partnership Agreement. Subject to the provisions of Article VI of the Charter, the rights, preferences, privileges and restrictions granted and imposed upon the Class C Common Stock are as follows:

1.1. Definitions.  For the purpose of this Section 1, the following terms shall have the following meanings:

Affiliate.  The term “Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, or (ii) any officer, director, general partner or trustee of such Person or any Person referred to in the foregoing clause (i).

Beneficial Owner.  The term “Beneficial Owner” has the meaning set forth in Rule 13d-3 and Rule 13d-5 of the Exchange Act.

Beneficial Ownership.  The term “Beneficial Ownership” shall mean, with respect to any security, the direct or indirect ownership of such security by any Beneficial Owner of such security, except that, in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.

Contribution and Sale Agreement.  The term “Contribution and Sale Agreement” means that certain Contribution and Sale Agreement, dated as of August 3, 2017, by and among the Corporation, the Operating Partnership, the Initial Holders and certain Affiliates of the Corporation and the Initial Holders.

Control.  The term “Control” means, when used with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Executive.  The term “Executive” means each of R. Ramin Kamfar, James G. Babb, III, Michael L. Konig, Jordan B. Ruddy and Ryan S. MacDonald, in each case for so long as he or she remains employed by the Corporation or any of its Affiliates.

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Family Member.  The term “Family Member” means, as to any Person that is an individual, (i) such Person’s spouse, ancestors (whether by blood or by adoption or step-ancestors by marriage), descendants (whether by blood or by adoption or step-descendants by marriage), brothers and sisters, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and descendants (whether by blood or by adoption or step-descendants by marriage) of a brother or sister and (ii) any inter vivos or testamentary trusts (whether revocable or irrevocable) of which only such Person, his or her spouse, ancestors (whether by blood or by adoption or step-ancestors by marriage), descendants (whether by blood or by adoption or step-descendants by marriage), brothers and sisters, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and descendants (whether by blood or by adoption or step-descendants by marriage) of a brother or sister are the sole initial income beneficiaries.

Initial Holders.  The term “Initial Holders” shall mean each of Bluerock Real Estate, L.L.C., The Kachadurian Group LLC, Konig & Associates, LLC, Jenco Business Advisors, Inc. James G. Babb, III, Jordan B. Ruddy and Ryan S. MacDonald.

OP Unit.  The term “OP Unit” shall mean a “Common Unit” as set forth in the Partnership Agreement and issued pursuant to the Contribution and Sale Agreement.

Operating Partnership.  The term “Operating Partnership” shall mean Bluerock Residential Holdings, L.P., a Delaware limited partnership.

Partnership Agreement.  The term “Partnership Agreement” shall mean the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended from time to time.

Person.  The term “Person” shall mean an individual or a corporation, partnership (general or limited), trust, estate, custodian, nominee, unincorporated organization, association, limited liability company or any other individual or entity in its own or any representative capacity.

Qualified Transferee.  The term “Qualified Transferee” shall mean (a) any Executive, (b) any Family Member or Affiliate of an Executive or of an Initial Holder, (c) any Person (to the extent not included in clause (b)) Controlled by any combination of one or more Executives, an Initial Holder and/or one or more Family Members of an Executive or an Initial Holder or (d) any Person (to the extent not included in clause (b) or (c)) who is a Family Member of a Person who Controls an Initial Holder. None of the Corporation, the Operating Partnership, or the Trustee shall be a Qualified Transferee.

Transfer.  The term “Transfer” (and the correlative terms “Transferring” and “Transferred”) has the meaning set forth in the Charter; provided that for purposes hereof, “Transfer” (and the correlative terms “Transferring” and “Transferred”) shall not include any hypothecation, pledge or security interest that does not include a transfer or sharing of any voting rights of such securities unless and until the secured party gains possession or control of any such voting rights.

1.2 Voting Rights.  Subject to the provisions of Article VI of the Charter and except as may otherwise be specified in the Charter, each share of Class C Common Stock shall entitle the holder thereof to fifty (50) votes on each matter on which holders of Class A Common Stock are entitled to vote. The Class C Common Stock and Class A Common Stock shall vote together as a single class. The Board may reclassify any unissued shares of Class C Common Stock from time to time as permitted by the Charter.

1.3 Dividends and Distributions; Subdivisions or Combinations.  Subject to the preferences applicable to any class or series of Preferred Shares, if any, outstanding at any time, if and when the Board authorizes or the Corporation declares a dividend or other distribution of cash, property or shares of stock of the Corporation with respect to each share of Class A Common Stock out of assets or funds of the Corporation legally available therefor, such authorization or declaration also shall constitute a simultaneous authorization or declaration of an equivalent dividend or distribution with respect to each share of Class C Common Stock. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, the outstanding shares of Class C Common Stock will be subdivided or combined in the same manner.

1.4 Liquidation Rights.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of Class C Common Stock shall be
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entitled to participate, together with the holders of shares of any other class or series of stock now existing or hereafter classified or reclassified not having a preference over Class C Common Stock as to distributions in the liquidation, dissolution or winding up of the Corporation, in the distribution of any assets of the Corporation remaining after the Corporation shall have paid, or provided for payment of, all debts and liabilities of the Corporation and after the Corporation shall have paid, or set aside for payment, to the holders of any class or series of stock having preference over the Class C Common Stock as to distributions in the event of dissolution, liquidation or winding up of the Corporation.

1.5 Equal Status.  Except as expressly provided herein, Class A Common Stock and Class C Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters.

1.6 Conversion.  The Class C Common Stock is not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 1.6.

(a) Automatic Conversion. Shares of Class C Common Stock shall convert automatically into fully-paid and non-assessable shares of Class A Common Stock at a ratio of one share of Class A Common Stock for each share of Class C Common Stock in any one of the following circumstances described in clauses (i), (ii) or (iii) below:

(i) in the event that an Initial Holder or any of such Initial Holder’s Family Members (or, if such Initial Holder is not a natural person, a Person who is a Family Member of a Person who Controls such Initial Holder) Transfers or causes to be Transferred, directly or indirectly, Beneficial Ownership of Class C Common Stock, other than to such Initial Holder or any of such Initial Holder’s Family Members (or, if such Initial Holder is not a natural person, other than to a Person who is a Family Member of a Person who Controls such Initial Holder), each share of Class C Common Stock being Transferred shall convert automatically into one share of Class A Common Stock immediately prior to such Transfer;

(ii) in the event that:

(x) an Initial Holder Transfers or causes to be Transferred, directly or indirectly, Beneficial Ownership of OP Units held, directly or indirectly, by such Initial Holder, other than to a Qualified Transferee; or

(y) a Qualified Transferee Transfers or causes to be Transferred, directly or indirectly, Beneficial Ownership of OP Units held, directly or indirectly, by such Qualified Transferee, other than to an Initial Holder or to another Qualified Transferee; or

(z) a Qualified Transferee that is a Beneficial Owner of OP Units ceases at any time to continue to be a “Qualified Transferee” (as defined above) as a result of divorce or annulment;

then, in each case, one share of Class C Common Stock Beneficially Owned by such Initial Holder (or such Initial Holder’s Family Members (or to the Family Members of a Person who Controls such Initial Holder, if such Initial Holder is not a natural person), to the extent such Initial Holder does not then Beneficially Own sufficient shares), upon such Transfer (in the case of clause (ii)(x) or (ii)(y) above), or cessation (in the case of clause (ii)(z) above), shall automatically convert into one share of Class A Common Stock for every forty-nine (49) OP Units (x) so Transferred or caused to be so Transferred by such Initial Holder or such Qualified Transferee, or (y) then held by the Person who ceased to continue to be a Qualified Transferee (in each case of the preceding clauses rounding up to the nearest forty-nine (49) OP Units); or

(iii) upon the redemption by the Corporation or the Operating Partnership of OP Units originally held by such Initial Holder pursuant to the redemption provisions of the Partnership Agreement, each share of Class C Common Stock Beneficially Owned by either such Initial Holder or Qualified Transferee shall convert automatically into one share of Class A Common Stock per forty-nine (49) OP Units so redeemed.

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Any shares of Class C Common Stock automatically converted pursuant to this paragraph (a) shall be converted as and at the times specified in this paragraph (a) without any further action by the holders thereof and whether or not the certificates representing such shares (if any) are surrendered to the Corporation. Upon the automatic conversion of shares of Class C Common Stock pursuant to this paragraph (a), the Beneficial Owner thereof shall identify for the Corporation the holder of record of the shares so converted.

(b) Conversion at the Option of the Holder. Pursuant to and in accordance with this paragraph (b), each holder of Class C Common Stock shall have the right, at such holder’s option at any time and from time to time, to convert all or a portion of such holder’s shares of Class C Common Stock into an equal number of fully paid and non-assessable shares of Class A Common Stock by delivering the certificates (if any) representing the shares of Class C Common Stock to be converted, duly endorsed for transfer, together with a written conversion notice to the transfer agent for the Class C Common Stock (or if there is no transfer agent, to the Corporation). Such conversion notice shall state: (i) the number of shares of Class C Common Stock to be converted; and (ii) the date on which such conversion shall occur (which date shall be a Business Day no less than five (5) Business Days and not exceeding twenty (20) Business Days from the date of such conversion notice) (the “Optional Conversion Date”). Notwithstanding the foregoing, if the shares of Class C Common Stock are held in global form, such notice shall comply with applicable procedures of the Depository Trust Company (“DTC”). In connection with the exercise of the optional conversion right included in this Section 1.6(b), the Corporation shall comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Class C Common Stock into Class A Common Stock. Holders of Class C Common Stock may withdraw any conversion notice by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Optional Conversion Date. The notice of withdrawal must state: (x) the number of withdrawn shares of Class C Common Stock; (y) if certificated shares of Class C Common Stock have been issued, the certificate numbers of the withdrawn shares of Class C Common Stock; and (z) the number of shares of Class C Common Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Class C Common Stock are held in global form, the notice of withdrawal shall comply with applicable DTC procedures. Each conversion pursuant to this paragraph (b) for which the conversion notice has been given and not properly withdrawn shall be deemed to have been effected immediately prior to the close of business on the Optional Conversion Date.

SECOND:  The shares of Class C Common Stock have been classified and designated by the Board under the authority contained in the Charter.

THIRD:  These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

FOURTH:  These Articles Supplementary shall be effective at the time the State Department of Assessments and Taxation of Maryland accepts these Articles Supplementary for record as of [•] Eastern time on [•].

FIFTH:  The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Remainder of the page intentionally left blank.]

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Chairman of the Board, Chief Executive Officer and President and attested to by its Chief Operating Officer, Secretary and General Counsel on this [•] day of [•] 2017.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
By: Name: R. Ramin Kamfar Title: Chairman of the Board, Chief Executive Officer and President
ATTEST:
Name: Michael L. Konig Title: Chief Operating Officer, Secretary and General Counsel

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Exhibit G-1

USE AND OCCUPANCY AGREEMENT

Filed as Exhibit G to this Proxy Statement

C-G-1

Exhibit G-2

SUBLEASE

Filed as Appendix H to this Proxy Statement

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Exhibit H

[NOTE: THIS AGREEMENT SHALL BE EXECUTED AND DATED ON THE DATE OF CLOSING UNDER THE CONTRIBUTION AGREEMENT TOGETHER WITH AGREEMENTS REFERENCED HEREIN.]

ASSIGNMENT AND ASSUMPTION OF AGREEMENTS

THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENTS, is made as of the    day of [          ] , 2017 (the “Effective Date”), by and among BRG MANAGER, LLC, a Delaware limited liability company (“Assignor”) and BLUEROCK REIT OPERATOR, LLC, a Delaware limited liability company (“Assignee”) and BLUEROCK REAL ESTATE, L.L.C., a Delaware limited liability company (“BRRE”).

WITNESSETH:

WHEREAS, Assignor is the holder of certain joint occupancy rights and interests under those certain agreements with BRRE described on Schedule “1” attached hereto (each an “Agreement” and collectively, the “Agreements”); and

WHEREAS, (a) Assignor desires to assign to Assignee all of Assignor’s rights, title and interest in and to the Agreements and (b) Assignee desires to accept such assignment and to assume and perform all of Assignor’s obligations under the Agreements arising from and after the Effective Date.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Assignor hereby assigns, conveys and sets over unto Assignee all of Assignor’s right, title and interest in, to and under the Agreements from and after the Effective Date.

Assignee hereby accepts the foregoing assignment and assumes and agrees to perform all of the obligations of Assignor under the Agreements arising from and after the Effective Date as a direct lease between BRRE and Assignee.

In connection with the foregoing assignment and assumption, Assignor hereby makes to Assignee each of the representations and warranties set forth in Schedule “2” attached hereto.

BRRE hereby acknowledges, agrees and consents to the assignment made by Assignor herein of its rights in and to the Agreements. BRRE hereby further acknowledges and agrees that all representations and warranties made by BRRE in the Agreements are hereby remade in favor of Assignee as of the Effective Date as if expressly set forth herein.

The provisions of this Assignment and Assumption of Agreements shall be governed by, and construed in accordance with, the laws of the State of New York without reference to the conflict-of-laws principles adopted by said state.

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[SIGNATURES ON FOLLOWING PAGE]

C-H-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption of Agreements as of the day and year first written above.

ASSIGNOR:

BRG MANAGER, LLC,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

BLUEROCK REIT OPERATOR, LLC,
a Delaware limited liability company

By:
Name:
Title:

BRRE:

BLUEROCK REAL ESTATE, L.L.C.,
a Delaware limited liability company

By:
Name:
Its:

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SCHEDULE “1”

LIST OF AGREEMENTS BEING ASSIGNED

1.	Use and Occupancy Agreement dated [ ], 2017 between BRRE and Assignor for joint occupancy of that certain subleased space located on the 9th floor in that certain building located at 712 Fifth Avenue, New York, NY 10019.
2.	Sublease dated [ ], 2017 between BRRE and Assignor for joint occupancy of that certain subleased space located on the 9th floor in that certain building known as “American Center” located at 27777 Franklin Road, Southfield, Michigan 48034.

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SCHEDULE “2”

ASSIGNOR REPRESENTATIONS AND WARRANTIES

With respect to each Agreement individually Assignor represents and warrants to Assignee with respect to that Agreement that (i) the Agreement is now in full force and effect; (ii) true and correct copies of the Agreement (together with all amendments related thereto) have been delivered to Assignee and the Agreement has not been otherwise modified, amended or supplemented; (iii) it has (x) paid all rent due under the Agreement prior to the date hereof, (y) not received any notice of default by Assignor as tenant under the Agreement, which default remains uncured as of the date hereof, and (z) not given to BRRE notice of any default by BRRE as landlord under the Agreement which remains uncured as of the date hereof; (iv) it holds a joint occupancy interest in the premises under the Agreement together with BRRE, free and clear of any liens, claims, mortgages, charges or encumbrances, subleases and occupancies, other than matters to which it as tenant under the Agreement is or may be subordinate; (v) it is not in default of its obligations under the Agreement; (vi) it has the right, power and authority to grant the occupancy rights in and to the premises under the Agreement provided in this Assignment and Assumption of Agreements; (vii) it is a duly organized and validly existing limited liability company under the laws of the State of Delaware, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary; and (ix) upon the execution of this Assignment and Assumption of Agreements by Assignor, Assignee and BBRE, this Assignment and Assumption of Agreements shall constitute a valid and legally binding obligation of Assignor.

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Exhibit J

SUBLEASE [2017 MICHIGAN LEASE]

Filed as Appendix I to this Proxy Statement

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Exhibit K

Transferor Entity is not a Disregarded Entity

ENTITY’S CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform [          ], a [          ] (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by [          ], a [          ] (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Treasury Regulations);
2.	Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);
3.	Transferor’s U.S. employer identification number is [ ]; and
4.	Transferor’s office address is [ ].

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Date:	Transferor:
By:
Name:	[ ]
Title:	[ ]

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Transferor Entity is a Disregarded Entity (Tax Owner is an Individual)

ENTITY’S CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform [          ], a [          ] (“Transferee”), that withholding of tax is not required upon my disposition of a U.S. real property interest, I, [          ], hereby certify the following:

1.	I am not a nonresident alien for purposes of U.S. federal income taxation;
2.	[ ], a [ ], is a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii) and is wholly-owned by me;
3.	My Social Security number is [ ]; and
4.	My home address is [ ].

I understand that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

Date:	Transferor:
By:
Name:	[ ]
Title:	[ ]

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Transferor Entity is a Disregarded Entity (Tax Owner is an Entity)

ENTITY’S CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform [          ], a [          ] (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by [          ], a [          ] (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Treasury Regulations);
2.	Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);
3.	[ ], a [ ], is a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii) and is wholly-owned by Transferor;
4.	Transferor’s U.S. employer identification number is [ ]; and
5.	Transferor’s office address is [ ].

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Date:	Transferor:
By:
Name:	[ ]
Title:	[ ]

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Individual

CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform [           ], a [          ] (“Transferee”), that withholding of tax is not required upon my disposition of a U.S. real property interest, I, [          ], hereby certify the following:

1.	I am not a nonresident alien for purposes of U.S. federal income taxation;
2.	My Social Security number is [ ]; and
3.	My home address is [ ].

I understand that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

Date:	Transferor:

Name:	[ ]

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Exhibit L

Final Form

Amended and Restated Trademark License Agreement

THIS AGREEMENT is effective as of     , 2017 by and between Bluerock Real Estate, LLC, a Delaware limited liability company having a place of business at 712 Fifth Avenue, 9th Floor, New York, NY 10019 (“Licensor”), BRG Manager, LLC, a Delaware limited liability company (“BRG Manager”) and Bluerock REIT Operator, LLC, a Delaware limited liability company, (“Manager Sub” or “Licensee”) each having a place of business at 712 Fifth Avenue, 9th Floor, New York, NY 10019. Licensor, Licensee and BRG Manager are, together, the “Parties”.

WHEREAS, Licensor is the owner of trademarks including BLUEROCK REAL ESTATE and BLUEROCK RESIDENTIAL GROWTH REIT, and various other common law marks using BLUEROCK, including but not limited to BLUEROCK (the “BLUEROCK Trademarks”);

WHEREAS, Licensor and BRG Manager entered into that certain Trademark License Agreement (the “Prior Agreement”), dated as of April 2, 2014, and, prior to the consummation of the other transactions contemplated in that certain Contribution and Sale Agreement (the “Contribution Agreement”), dated August 3, 2017, among Licensor, BRG Manager, Manager Sub, and the other parties thereto, wish to amend and restate the Prior Agreement;

WHEREAS, Licensor was formerly a majority owner of BRG Manager and BRG Manager has an agreement (the “Management Agreement”) with Bluerock Residential Growth REIT, INC. (the “REIT”) to manage the REIT as an external manager;

WHEREAS, the Management Agreement, along with other assets utilized in the management of the REIT, are being contributed by BRG Manager to Manager Sub pursuant to the Contribution Agreement;

WHEREAS, in connection with the consummation of the transactions contemplated by the Contribution Agreement, all of the equity interests in Manager Sub are being contributed to Bluerock Residential Holdings, L.P. (the “OP”) and Bluerock TRS Holdings, LLC; and

WHEREAS, pursuant to the Prior Agreement, Licensor licensed to BRG Manager the right to use the BLUEROCK trademark in its name and in particular to use the BLUEROCK RESIDENTIAL GROWTH REIT trademark for the purpose of owning a portion of, and managing, the REIT under the terms set forth in this Agreement, and the Parties wish to amend and restate the Prior Agreement to allow Manager Sub and its permitted sublicensees hereunder to be able to use the Licensed Marks (defined below) on the terms set forth herein.

NOW THEREFORE, in consideration of the mutual promises, covenants, warranties, and other good and valuable consideration set forth herein, the Parties agree as follows:

1.	Licensed Marks and Domain Names. The “Licensed Marks” means the BLUEROCK RESIDENTIAL GROWTH REIT (U.S. Trademark Registration No. 5,114,015) (“Mark 1”), BLUEROCK REAL ESTATE (No. 4,586,809) (“Mark 2”) and BLUEROCK trademarks, as well other trademarks, service marks, trade names, slogans, logos, trade dress, and other indicia of source (whether registered or unregistered) associated with and including the foregoing trademarks. All of the goodwill from the use by Licensee of the Licensed Marks shall inure to the benefit of Licensor. The “Licensed Domain Names” means all domain names registered to or otherwise controlled by Licensor (at any time during the term of this Agreement) that include the mark BLUEROCK in the domain names, including without limitation www.bluerockresidential.com.
2.	Grant of License. Licensor hereby grants to Licensee a sublicensable (subject to this Section 2) royalty-free, non-transferable license to use the Licensed Marks and Licensed Domain Names during the term of this Agreement (the “License”) in the following manner: For Mark 1, only in connection with the lawful conduct of the REIT’s business in the United States and, for all Licensed Marks other than Mark 1, only to the extent reasonably needed for the REIT’s business in the United States. Licensor also agrees to provide access to the Licensed Domain Names to Licensee sufficient for Licensee to use the

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Licensed Domain Names in accordance with the grant in this Section 2 within five (5) business days after the effective date of this Agreement, including without limitation by filing all forms required to be filed with the applicable domain name registrar to enable Licensee’s use thereof and performing any other necessary acts. Licensor agrees to maintain (including by paying all applicable maintenance fees) the Licensed Domain Names during the term of this Agreement.

The License with respect to Mark 1 shall be exclusive to Licensee and its permitted sublicensees and shall not be used by Licensor or any other party during the term of this Agreement, except as nominative fair use. The License with respect to the other Licensed Marks shall be non-exclusive. Licensor shall remain and/or be the sole owner of any copyright in any logo for the Licensed Marks. Licensee shall enjoy only the rights set forth above and has no rights to any trademarks of Licensor other than the Licensed Marks, and nothing in this Agreement shall entitle Licensee to make any claim to ownership of the Licensed Marks and/or Licensor’s other trademarks, or of any other intellectual property rights in the underlying material. Licensee may not make any other use of the Licensed Marks and/or the trademarks of Licensor other than those authorized above without prior written approval from Licensor. Licensee shall not register any domain names that include the mark BLUEROCK, without the express prior written consent of Licensor.

Licensee is also permitted to sublicense to the REIT and its Subsidiaries (as defined below) a license to use the Licensed Marks, including in connection with the Licensed Domain Names, but only in accordance with the terms of, and for the purposes set forth in, this Agreement. This right to sublicense, and any license between Licensee and a permitted sublicensee, shall terminate immediately upon the termination of this Agreement.

For purposes of this Agreement, “Subsidiaries” means any person, any corporation, general or limited partnership, limited liability company, joint venture or other entity in which the REIT (a) owns, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities, equity securities, profits interest or capital interest, (b) is entitled to elect at least one-half of the board of directors or similar governing body or (c) in the case of a limited partnership or limited liability company, is a general partner or managing member and has the power to direct the policies, management and affairs of such entity, respectively.

3.	Term.
a.	The term of this Agreement shall be perpetual unless terminated earlier pursuant to this the terms of this Section 3.
b.	Should any one or more of the following enumerated events occur, Licensor shall have the right to terminate this Agreement:
i.	Licensee or the REIT does not make any commercial use of the Licensed Marks within 12 months of the date of this Agreement or ceases to make commercial use of the Licensed Marks for any period of 12 consecutive months.
ii.	Licensee or the REIT breaches a material provision, term, or condition under this Agreement, including, but not limited to, a failure to meet quality standards as either set forth in this Agreement, or as mandated by Licensor pursuant to Section 7(b) below.
iii.	The REIT sells all or substantially all of its assets, or experiences a Change in Control. For the purposes of this Agreement, Change in Control shall mean (i) the sale of all or substantially all of the assets of the REIT or the OP, (ii) R. Ramin Kamfar ceasing to be a director of the REIT for any reason, or (iii) a merger, consolidation, recapitalization or reorganization of the REIT, unless securities representing more than fifty percent (50%) of the total voting power after such merger, consolidation, recapitalization or reorganization are beneficially owned, directly or indirectly, by the persons who beneficially owned the REIT’s outstanding voting securities immediately prior to such transaction.
c.	In order to terminate this Agreement pursuant to Subsection (b) above, Licensor must provide

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written notice to Licensee or to Licensee’s successor in interest within ninety (90) days of the date of termination (the “Termination Date”) stating Licensor’s intent to terminate and the intended date of termination.
d.	In the event that this Agreement is terminated pursuant to this Section 3, Licensee shall cease, and cause the REIT and any of its Subsidiaries to cease, using the Licensed Marks in the course of Licensee’s business on or before the Termination Date, and Licensor shall advise Licensee at the time of termination (1) if the Licensor or the REIT is dissolving, winding up or otherwise terminating its existence or business, and if so, the date it will do so, or (2) if the Licensor or the REIT is changing its name, and if so, the new name and the date the new name will be launched; provided, that Licensor shall cause the REIT and all Subsidiaries using the Licensed Marks to so change their respective names within ninety (90) days of the Termination Date.
e.	At the end of the Term, or upon any termination of this Agreement, all of Licensee’s control, rights, and interest in and to the Licensed Marks and Licensed Domain Names shall revert to Licensor, and shall be the sole property of Licensor. If Licensee has registered during the term of this Agreement any domain names that include the mark BLUEROCK, Licensee shall transfer such domain names to Licensor within five (5) business days after the Termination Date. Licensee shall also transfer all control of the Licensed Domain Names back to Licensor within five (5) business days after the Termination Date.
f.	If the Licensor dissolves, winds up or otherwise terminates its existence or business or changes its name to a name that does not include the mark BLUEROCK (an “Assignment Option Event”) within one (1) year after the Termination Date, then, prior to the occurrence of such Assignment Option Event, Licensor, upon Licensee’s exercise of the option as described in the last sentence below (including payment of Fair Compensation), agrees to (a) irrevocably assign to Licensee all right, title, and interest in and to the Licensed Marks, including all goodwill of the business in connection with which the Licensed Marks are used and (b) transfer all domain names registered to or otherwise controlled by Licensor that include the mark BLUEROCK to Licensee, including without limitation by filing all forms required to be filed with the applicable domain name registrar to accomplish the transfer and performing any other necessary acts, to the extent not inconsistent with any existing Agreement Licensor has entered into. “Fair Compensation” as used in this Agreement shall mean an amount, in U.S. dollars, to be determined by a qualified valuation expert who is mutually agreed upon by the Licensor and Licensee, and if not mutually agreed upon, then by Licensor and Licensee each selecting their own valuation expert, who together select a third valuation expert to do the valuation. Licensee and Licensor will use commercially reasonable efforts to complete the valuation within three months following any Assignment Option Event, and Licensee shall have one month from the date of the completion of the valuation to exercise this option by paying Fair Compensation to Licensor.
4.	Consideration. The consideration for the License granted in this Agreement is as set forth and provided in the Contribution Agreement.
5.	Representations and Warranties. Licensor represents and warrants to Licensee that: (a) Licensor is the owner of the Licensed Marks and has the right, power and authority to grant the license under this Agreement; (b) the Licensed Marks are valid and do not infringe any intellectual property rights of any third party; and (c) no third party has asserted against Licensor an unresolved claim orally or in writing that claims superior, joint or common ownership, including any claim of right or license that allows a third party to use or own the Licensed Marks, and there are no additional third party rights for which a license or other grant of rights is required in order for Licensee to use the Licensed Marks.
6.	Indemnification. Licensee agrees to indemnify and hold harmless Licensor for any claims, suits, damages, actions, or other costs arising out any breach of this Agreement by Licensee and/or out of any use of the Licensed Marks or caused by Licensee or its permitted sublicensees hereunder in violation of the terms of this Agreement. Licensor agrees to indemnify and hold harmless Licensee and its permitted sublicensees hereunder for any claims, suits, damages, actions, or other costs arising out any breach of this Agreement by Licensor (including the failure at any time for the representations and warranties set

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forth in Section 5 above to be true and correct in all material respects) and/or out of any infringement, misappropriation, dilution or violation of any intellectual property rights of a third party by the use of Licensed Marks by Licensee in accordance with this Agreement.
7.	Quality Control.
a.	Licensee hereby agrees that any product or services that Licensee sells in connection with the Licensed Marks shall conform to the quality standards that are currently existing in Licensor’s use of the Licensed Marks, provided that such quality standards are communicated or provided to Licensee by Licensor.
b.	Licensor may, at any time, set reasonable additional standards and/or make reasonable modifications to the existing standards for the quality of goods or services marketed or sold in connection with the Licensed Marks, with reasonable notice to Licensee.
c.	Licensee shall make available upon reasonable request samples of any products or services sold in connection with the Licensed Marks, including any packaging, displays, or other materials employed in the marketing, display or sale of such products or services.
8.	Assignment. Licensee may neither assign this Agreement nor any of its rights, duties or obligations under this Agreement without the prior written approval of Licensor, even in the event of a purchase of all or substantially all of Licensee’s assets, or to a purchaser or other transferee of a controlling equity interest in Licensee. Licensor shall have the right to transfer its interest in this Agreement and in the Licensed Marks without the consent of Licensee, provided that such transfer is not to a direct competitor of Licensee (in which case Licensor must obtain Licensee’s prior, written consent). Licensor must notify Licensee in writing in the event of that Licensor assigns all or a material part of this Agreement. The REIT and its Subsidiaries may neither assign any sublicensed license received pursuant to this Agreement nor any of their rights, duties or obligations under this Agreement without the prior written approval of Licensor, even in the event of a purchaser of all or substantially all of the REIT’s or a Subsidiary’s assets, or to a purchaser or other transferee of a controlling equity interest in the REIT or a Subsidiary.
9.	Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of New York, without regard to conflicts of law principles.
10.	Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.
11.	Severability. If any part or parts of this Agreement shall be held unenforceable for any reason, the remainder of this Agreement shall continue in full force and effect. If any provision of this Agreement is deemed invalid or unenforceable by any court of competent jurisdiction, and if limiting such provision would make the provision valid, then such provision shall be deemed to be construed as so limited.
12.	Notice. Any notice required or otherwise given pursuant to this Agreement shall be in writing and mailed certified return receipt requested, postage prepaid, or delivered by overnight delivery service, addressed as follows:

If to Licensor:  Bluerock Real Estate, LLC, 712 Fifth Avenue, 9th Floor, New York, NY 10019, Attention: Ramin Kamfar

If to Licensee:  Bluerock REIT Operator, LLC, 712 Fifth Avenue, 9th Floor, New York, NY 10019, Attention: Michael Konig

13.	Headings. The headings for section herein are for convenience only and shall not affect the meaning of the provisions of this Agreement.
14.	Entire Agreement. This Agreement constitutes the entire agreement between Licensor and Licensee, and supersedes any prior understanding or representation of any kind preceding the date of this Agreement. There are no other promises, conditions, understandings or other agreements, whether oral or written, relating to the subject matter of this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

Bluerock Real Estate, L.L.C.

Signature:
Printed Name:	Michael L. Konig
Title:	General Counsel
BRG Manager, LLC By:	Bluerock Real Estate, L.L.C., its Manager
Signature:
Printed Name:	Jordan B. Ruddy
Title:	Chief Operating Officer

Bluerock REIT Operator, LLC

Signature:
Printed Name:
Title:

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APPENDIX D

AMENDMENT NO. 1

TO

CONTRIBUTION AND SALE AGREEMENT

Dated as of August 9, 2017

By and Among

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
a Maryland corporation

BLUEROCK RESIDENTIAL HOLDINGS, L.P.,
a Delaware limited partnership

BLUEROCK TRS HOLDINGS, LLC,
a Delaware limited liability company

BRG MANAGER, LLC,
a Delaware limited liability company

Bluerock REIT Operator, LLC,
a Delaware limited liability company

BLUEROCK REAL ESTATE, L.L.C.,
a Delaware limited liability company

THE KACHADURIAN GROUP LLC,
an Illinois limited liability company

KONIG & ASSOCIATES, LLC,
a New Jersey limited liability company

JENCO BUSINESS ADVISORS, INC.
a New York Corporation

JAMES G. BABB, III,
an individual

JORDAN B. RUDDY,
an individual

and

RYAN S. MACDONALD,
an individual

AMENDMENT NO. 1 TO CONTRIBUTION AND SALE AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”), dated as of August 9, 2017, to the Contribution and Sale Agreement (the “Contribution Agreement”), dated as of August 3, 2017, is made and entered into by and among Bluerock Real Estate, L.L.C., a Delaware limited liability company, Konig & Associates, LLC, a New Jersey limited liability company, Jenco Business Advisors, Inc., a New York corporation, The Kachadurian Group LLC, an Illinois limited liability company, James G. Babb, III, an individual, Jordan B. Ruddy, an individual, and Ryan S. MacDonald, an individual, BRG Manager, LLC, a Delaware limited liability company, Bluerock REIT Operator, LLC, a Delaware limited liability company, Bluerock Residential Growth REIT, Inc., a Maryland corporation, Bluerock Residential Holdings, L.P., a Delaware limited partnership, and Bluerock TRS Holdings, LLC, a Delaware limited liability company.

RECITALS

WHEREAS, the parties hereto have agreed to amend the Contribution Agreement to provide for various matters set forth herein;

WHEREAS, all of the independent members of the Board of Directors of the REIT have approved this Amendment pursuant to Section 7.02 of the Contribution Agreement; and

WHEREAS, the parties hereto have determined and agreed that the contents of this Amendment would not have a disproportionately adverse effect on any Contributor.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

SECTION 1. Defined Terms; References.  Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Contribution Agreement.

SECTION 2. Amendment to Exhibit A of the Contribution Agreement.  The definition of “Contribution Consideration” set forth on Exhibit A to the Contribution Agreement shall be replaced in its entirety with the following:

““Contribution Consideration” means (i) a number of OP Units equal to (A) the amount of the Total Consideration minus the Cash Consideration multiplied by (B) 0.98, divided by (C) the volume weighted average price per share of the REIT’s Class A Common Stock, $0.01 par value per share, as reported on the NYSE MKT, for the 20 trading days beginning on and including Monday, September 11, 2017 and ending on and including Friday, October 6, 2017 (the “VWAP”); and (ii) a number of shares of Class C Common Stock equal to (x) the amount of the Total Consideration minus the Cash Consideration multiplied by (y) 0.02, divided by (z) the VWAP; such that only one share of Class C Common Stock may be issued for every 49 OP Units.”

SECTION 3. Further Assurances Regarding Conditions to Closing.  Each of the Company and the Contributors hereby confirms and acknowledges that, as of the date of this Amendment, to its knowledge, there is no fact, event, effect, notice, development, change, circumstance or condition that has occurred and/or is continuing that would cause, or would reasonably be likely to cause, any of the closing conditions set forth in Article II of the Contribution Agreement not to be satisfied on or before the Outside Date.

SECTION 4. References to the Contribution Agreement.  After giving effect to this Amendment, each reference in the Contribution Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby” or words of like import referring to the Contribution Agreement shall refer to the Contribution Agreement, as amended by this Amendment, and each reference in the Disclosure Schedules to “the Agreement” and “the Contribution and Sale Agreement” shall refer to the Contribution Agreement as amended by this Amendment.

SECTION 5. Construction.  Except as expressly provided in this Amendment, all references in the Contribution Agreement and the Disclosure Schedules to “the date hereof” and “the date of this Agreement” shall refer to August 3, 2017.

SECTION 6. Other Miscellaneous Terms.  The provisions of Article VII (General Provisions) of the Contribution Agreement shall apply mutatis mutandis to this Amendment, and to the Contribution Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

SECTION 7. No Further Amendment.  Except as amended hereby, the Contribution Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.,
a Maryland corporation

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	Chief Operating Officer

BLUEROCK RESIDENTIAL HOLDINGS, L.P.,
a Delaware partnership

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	Authorized Signatory

BLUEROCK TRS HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	Authorized Signatory

BRG MANAGER, LLC,
a Delaware limited liability company

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	Authorized Signatory

BLUEROCK REIT OPERATOR, LLC,
a Delaware limited liability company

By:	/s/ Micheal L. Konig
Name:	Michael L. Konig
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Contribution Agreement]

R. RAMIN KAMFAR
as Designated Contributor on behalf of all the Contributors

By:	/s/ R. Ramin Kamfar

Name: R. Ramin Kamfar

Title: Designated Contributor

[Signature Page to Amendment No. 1 to Contribution Agreement]

APPENDIX E

Final Form

ADMINISTRATIVE SERVICES AGREEMENT

by and among

Bluerock Real Estate, L.L.C.,

Bluerock Real Estate Holdings, LLC,

Bluerock Residential Growth REIT, Inc.,

Bluerock Residential Holdings, L.P.,

Bluerock TRS Holdings, LLC,

and

Bluerock REIT Operator, LLC

Dated as of [•], 2017

ADMINISTRATIVE SERVICES AGREEMENT

This ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”), dated as of [•], 2017 (the “Effective Date”), is by and among Bluerock Real Estate, L.L.C., a Delaware limited liability company (“Bluerock Real Estate”), and Bluerock Real Estate Holdings, LLC, a Delaware limited liability company (“Bluerock Holdings” and, together with Bluerock Real Estate, the “Bluerock Entities” and each a “Bluerock Entity”), on the one hand, and Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “REIT ”), Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “OP”), Bluerock TRS Holdings, LLC, a Delaware limited liability company (the “TRS”), and Bluerock REIT Operator, LLC, a Delaware limited liability company (the “Manager” and, together with the REIT, the OP and the TRS, the “Company” and each a “Company Party”), on the other hand. The Bluerock Entities and the Company shall be collectively referred to herein as the “Parties,” and each individually a “Party”.

WHEREAS, the REIT, the OP, the TRS, BRG Manager, LLC, the Manager, Bluerock Real Estate, The Kachadurian Group, LLC, Konig & Associates, LLC, Jenco Business Advisors, Inc., James G. Babb, III, Jordan B. Ruddy, and Ryan S. MacDonald have entered into that certain Contribution and Sale Agreement (the “Contribution Agreement”), dated as of August 3, 2017;

WHEREAS, following the closing of the transactions contemplated by the Contribution Agreement, the Company desires to obtain certain services, on an at-cost basis, from the Bluerock Entities for the purpose of enabling the Company to manage its operations and retain the benefit of operational efficiencies created by access to such services to assure a smooth transition following the closing of the transactions contemplated by the Contribution Agreement by availing the Company time to develop such services in-house or to hire other third-party service providers for such services.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1. Definitions.  Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed thereto in the Contribution Agreement.

ARTICLE II
SERVICES

Section 2.1. Scheduled Services.

(a) Upon the terms and subject to the conditions set forth in this Agreement, the Bluerock Entities agree to provide, or to cause one or more of their Affiliates or one or more third parties to provide, to the Company all services set forth on Schedule A (the “Services”).

(b) Anything to the contrary notwithstanding, none of the obligations of the Parties under the Contribution Agreement shall constitute Services under this Agreement.

Section 2.2. Additional Services.  Each Bluerock Entity agrees that, if any Company Party identifies during the Term, services that such Company Party believes are necessary for the continued operation of its business that are not identified on Schedule A, upon the reasonable request of such Company Party, the Parties shall cooperate in good faith to modify Schedule A with respect to such additional services, upon terms (including reimbursement) and subject to conditions to be agreed upon in good faith by the Parties. No Party shall be obligated to perform or cause to be performed any such additional services unless and until the Parties agree in writing as to the price, specifications and other terms and conditions under which the applicable Party shall provide (or cause to be provided) such other services; provided, that upon the agreement of the Parties with respect to any such additional services, such additional services shall thereafter be deemed “Services” within the meaning of this Agreement and the provision of such services will be subject to the terms of this Agreement.

Section 2.3. Service Standards; Level of Service.  The Bluerock Entities shall provide the Services to the Company in a prompt, professional and workmanlike manner, and shall provide the Services to the Company at a level of quality, responsiveness and diligence at least equal to the levels provided by such Party over the twelve (12) month period prior to the closing of the transactions contemplated by the Contribution Agreement, if applicable, but in any event at a level of quality provided by such Party to its own business (the “Service Standards”). In no event shall the Bluerock Entities have an obligation to perform any Service in any other manner, amount or quality unless expressly so specified in Schedule A with respect to a particular Service or mutually agreed upon after good faith discussions by the Parties. The Bluerock Entities shall promptly notify the Company of any event or circumstance of which the Bluerock Entities have knowledge that causes, or would be reasonably likely to cause, a material disruption in the Services.

Section 2.4. Disclaimer of Warranties.  EXCEPT AS OTHERWISE PROVIDED HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES, AT LAW OR IN EQUITY, WITH RESPECT TO THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT AND QUIET ENJOYMENT. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY ANY PARTY OR ITS AUTHORIZED REPRESENTATIVES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THE OTHER PARTIES’ OBLIGATIONS UNDER THIS AGREEMENT.

Section 2.5. Subcontracting.  A Bluerock Entity may, with the written consent of the Company (which shall not be unreasonably withheld, conditioned or delayed), engage, or cause one of its Affiliates to engage, one or more parties (including third parties and/or Affiliates of such Bluerock Entity) to provide some or all of the applicable Services to be provided by such Bluerock Entity. In the event a Bluerock Entity or its Affiliates so engage any such parties, such Bluerock Entity shall remain responsible for ensuring adherence to the Service Standards in the performance of the applicable Services, compliance by such parties with the applicable terms of this Agreement and for the indemnification obligations set forth in Article VIII. The Parties hereby agree that the delivery of any written consent pursuant to this Section 2.5 shall not be subject to the notice requirements set forth in Section 11.3 and any such written consent may be delivered via electronic mail.

Section 2.6. Employee Compensation.  The Bluerock Entities shall be solely responsible for the payment of all employee benefits and any other direct and indirect compensation for the employees of the Bluerock Entities (or their Affiliates’ or permitted subcontractors pursuant to Section 2.5) assigned to perform the Services, as well as such employees’ worker’s compensation insurance, employment taxes, and other applicable employer liabilities relating to such employees as required by law.

Section 2.7. Cybersecurity.

(a) The Bluerock Entities and the Company Parties will maintain or cause to be maintained reasonable security measures with respect to any interfaces required between the Bluerock Entities and the Company Parties in connection with the Services in a manner generally consistent with the historical provision of the Services and with the same standard of care as historically provided. At all times during the Term, neither the Bluerock Entities nor the Company Parties will intentionally or knowingly introduce, and each will take commercially reasonable measures to prevent the introduction of, into the Bluerock Entities’ or the Company Parties’ computer systems, databases, or software any viruses or any other contaminants (including, but not limited to, codes, commands, instructions, devices, techniques, bugs, web bugs, or design flaws) that may be used to access (without authorization), alter, delete, threaten, infect, assault, vandalize, defraud, disrupt, damage, disable, inhibit, or shut down another Party’s computer systems, databases, software, or other information or property. Except as may be required in connection with the provision of the Services, neither the Bluerock Entities nor the Company Parties will intentionally or knowingly tamper with, compromise, or attempt to circumvent any physical or electronic security or audit measures employed by the other in the course of its business operations, and/or intentionally or knowingly compromise the security of the other’s computer systems and/or networks.

(b) Each of the Bluerock Entities and the Company Parties shall reasonably cooperate with the other and shall cause their respective Affiliates to reasonably cooperate (i) in notifying the other of any Security Breach affecting a Bluerock Entity or a Company Party and (ii) in any investigation and mitigation efforts relating to such Security Breaches, in each case, in such Party’s reasonable discretion and subject to applicable Law. As used herein, “Security Breach” means unauthorized access to or disclosure of computerized data that compromises the security, confidentiality or integrity of any Confidential Information (as defined below) maintained by a Party.

Section 2.8. Cooperation.

(a) Each Company Party will share information and otherwise cooperate to the extent necessary to facilitate the provision of the Services pursuant to this Agreement. Each Company Party will cooperate in a commercially reasonable manner to facilitate the provision of Services as described herein and to make available to the Bluerock Entities properly authorized personnel for the purpose of consultation and decision.

(b) Each Company Party shall follow the policies, procedures and practices of the Bluerock Entities and their Affiliates applicable to the Services that are in effect as of the Effective Date, as may be modified from time to time, so long as the Company has been provided with notice (in writing, where available) of such policies, procedures and practices.

(c) A failure of any Company Party to act in accordance with this Section 2.8 that prevents either Bluerock Entity or its Affiliates or third parties, as applicable, from providing a Service hereunder shall relieve such Bluerock Entity of its obligation to provide such Service until such time as the failure has been cured; provided, that such Company Party has been notified promptly in writing of such failure.

Section 2.9. Certain Changes.  Either Bluerock Entity may change (a) its policies and procedures, (b) any Affiliates and/or third parties that provide any Services or (c) the location from which any Service is provided at any time; provided that each Bluerock Entity shall remain responsible for the performance of the applicable Services in accordance with this Agreement. Each Bluerock Entity shall provide the applicable Company Party with prompt written notice of any changes described in the prior sentence. Any such notice shall be provided to the applicable Company Party as soon as reasonably practicable prior to the effectiveness of such change or, if prior notice of such change is not practicable, as soon as reasonably practicable after the effectiveness of such change.

ARTICLE III
LIMITATIONS

Section 3.1. General Limitations.

(a) In no event shall either Bluerock Entity, pursuant to this Agreement, be obligated to maintain the employment of any specific employee or acquire any specific additional equipment or software, unless the applicable Company Party agrees to bear its allocated portion of any associated costs; provided that each Bluerock Entity shall remain responsible for the performance of the applicable Services in accordance with this Agreement.

(b) Neither Bluerock Entity shall be obligated to provide, or cause to be provided, any Service to the extent that the provision of such Service would require such Bluerock Entity, any of its Affiliates or any of their respective officers, directors, managers, members, employees, agents or representatives to violate any applicable Laws.

Section 3.2. Third Party Consents and Limitations.

(a) Prior to the Effective Date, each Bluerock Entity will have obtained, with the reasonably requested cooperation of the Company, any third party consents necessary for provision of the applicable Services during the Term. The costs associated with obtaining any third party consents shall be borne by the Company Party receiving the applicable Service.

(b) Each Company Party acknowledges and agrees that any Services provided through third parties or using third party Intellectual Property are subject to the terms and conditions of any applicable agreements between the applicable Bluerock Entity or its Affiliate and such third parties, copies of which have been, or will be, as applicable, made available to the applicable Company Party.

Section 3.3. Force Majeure.  In the event that either Bluerock Entity is wholly or partially prevented from, or delayed in, providing one or more Services, or one or more Services are interrupted or suspended, by reason of events beyond its reasonable control (including acts of God, acts, orders, restrictions or interventions of any civil, military or government authority, fire, explosion, accident, floods, earthquakes, embargoes, epidemics, war (declared or undeclared), acts of terrorism, hostilities, invasions, revolutions, rebellions, insurrections, sabotages, nuclear disaster, labor strikes, civil unrest, riots, power or other utility failures, disruptions or other failures in internet or other telecommunications lines, networks and backbones, delay in transportation, loss or destruction of property and/or changes in Laws) (each, a “Force Majeure Event”), provided that such Bluerock Entity is taking commercially reasonable steps to minimize the impact and duration of such Force Majeure Event, such Bluerock Entity shall not be obligated to deliver the affected Services during such period, and the applicable Company Party shall not be obligated to pay for any Services not delivered.

ARTICLE IV
PAYMENT

Section 4.1. Billing and Payment Terms.  Each Bluerock Entity shall invoice the Company Parties, as applicable, for the amount necessary to reimburse such Bluerock Entity for all its costs incurred in performing the Services on a quarterly basis, in arrears, and the applicable Company Party shall remit full payment, in immediately available funds, within thirty (30) days after receipt of such invoice (each a “Quarterly Reimbursement”). In the event that a Company Party has repeated late payments which remain uncured after an additional fifteen (15) day period, Bluerock Holdings reserves the right to charge a late fee for each such payment equal to two and one half percent (2.5%) of such late Quarterly Reimbursement. All amounts due to a Bluerock Entity pursuant to this Article IV may be paid in cash or in the OP’s long-term incentive plan units (“LTIPs”), at the option of the Board of Directors of the Company. If paid in LTIPs, the number of LTIPs to be issued shall be determined by dividing the amount due by the volume weighted average price of a share of the REIT’s Class A Common Stock, as reported on the NYSE MKT (or then-applicable Exchange), for the twenty (20) trading days immediately preceding the due date of such payment. Any such LTIPs issued shall be fully vested upon issuance.

Section 4.2. Determination of Costs.

(a) The Parties agree that allocation reviews with respect to determining the costs of providing the Services shall be performed as frequently as necessary, but at least annually (each such review, an “Allocation Review”), according to procedures to be mutually agreed upon by the Parties. The results of the Allocation Review will be applied on a forward-looking basis, subject to periodic adjustment pursuant to Section 4.2(b), to the determination of costs of providing the Services hereunder.

(b) The Parties will reasonably cooperate to make adjustments to previously determined allocations if material and they will be reflected in the next Quarterly Reimbursement.

Section 4.3. Record Keeping and Audit Right.

(a) Each Bluerock Entity shall keep, and, as applicable, cause its Affiliates to keep, complete and accurate books and records relating to the costs charged to Company hereunder, including the basis for calculating such costs (the “Transition Books and Records”) for a period of one (1) year following the termination of this Agreement (“Audit Period”).

(b) During the Term and the Audit Period, each Company Party, at its own cost and expense, shall have the right to inspect the Transition Books and Records of the Bluerock Entities (upon reasonable, prior written notice, during normal business hours), solely for the purposes of verifying the accuracy of the invoices provided to such Company Party hereunder. Each Company Party may only exercise the foregoing inspection right once during any calendar quarter, except in the event that such Company Party reasonably believes there is a material discrepancy in the invoices that it has been provided.

(c) In the event the audit produces a material discrepancy between the fees and expenses invoiced to a Company Party and the actual Services performed by the applicable Bluerock Entity, the Company Party receiving the applicable Services shall promptly notify the applicable Bluerock Entity of such difference and indicate the amount by which it believes the fees and expenses invoiced exceed the Services performed. Within twenty (20) business days of receipt of notice of a discrepancy from the Company Party receiving the applicable Services, the applicable Bluerock Entity shall (i) reimburse such Company Party for the amount of the discrepancy arising out of the audit or (ii) notify such Company Party that it disputes the results of the audit. If a Bluerock Entity notifies the Company Party receiving Services of a dispute, such dispute shall be resolved in accordance with the procedures set forth in Article X hereof. Any Transition Books and Records that relate to any dispute under this Section 4.3 shall continue to be kept by the applicable Bluerock Entity until a complete and final resolution has been reached by the applicable Parties.

(d) The expenses of the audit inspection shall be paid by the Company Party receiving the applicable Services; provided, however, that if the results of such audit, as finally determined pursuant to Section 4.3(c), reveal that the applicable Bluerock Entity has inaccurately calculated the fees and expenses resulting in an overcharge of such fees and expenses for any Quarterly Reimbursement by more than the greater of (i) $25,000 in the aggregate or (ii) five percent (5%) of the actual fees and expenses for the Services provided herein, the expenses of the audit inspection shall be paid by the applicable Bluerock Entity providing the applicable Services.

(e) Anything to the contrary notwithstanding, each Bluerock Entity shall, and shall cause its Affiliates to, keep books and records relating to the performance of Services hereunder (the “Service Records”) consistent with its document and information retention policies in effect as of the closing of the transactions contemplated by the Contribution Agreement. During any Term and the Audit Period, each Company Party shall have the right, at its own cost and expense, to inspect the Service Records of the Bluerock Entities (upon reasonable, prior written notice and during normal business hours), for the purpose of confirming that the applicable Services are being performed in accordance with the Service Standards, or to address any error in the product of any Services. Each Company Party may only exercise the foregoing inspection right once during any calendar quarter, except to address any matter that such Company Party reasonably believes represents material non-compliance by applicable Bluerock Entity or its Affiliates with any Service Standards or any material error in the provision of any Services.

Section 4.4. Sales Taxes.  All consideration under this Agreement is exclusive of any sales, transfer, value-added, goods or services tax or similar gross receipts based tax (excluding all other taxes including taxes based upon or calculated by reference to income, receipts or capital) imposed against or on the Services (“Sales Taxes”). The Company Party receiving Services shall be responsible for, and shall indemnify and hold the applicable Bluerock Entity harmless from and against, any such Sales Taxes.

ARTICLE V
CONFIDENTIALITY

Section 5.1. Confidentiality.

(a) Each Party may receive (or otherwise have access to) Confidential Information of the other Parties (both orally and in writing) in connection with the provision of the Services. “Confidential Information” means any information, whether or not designated or containing any marking such as “Confidential,” “Proprietary,” or some similar designation, related to any Party and its services, properties, business, assets and financial condition relating to the business, finances, technology or operations of such Party or its Affiliates. Such information may include financial, technical, legal, marketing, network, and/or other business information, reports, records, or data (including, but not limited to, computer programs, code, systems, applications, analyses, passwords, procedures, output, information regarding software, sales data, vendor lists, customer lists, and employee- or customer-related information, personally identifiable information, business strategies, advertising and promotional plans, creative concepts, specifications, designs, and/or other material). Each Party agrees to treat all Confidential Information provided by the other Parties, or which such Party otherwise has access to, pursuant to this Agreement as proprietary and confidential to the other Parties, as applicable, and to hold such Confidential Information in confidence. No Party shall (without the prior written consent of the applicable other Party) disclose or permit disclosure of such Confidential Information to any third party; provided, that any Party may disclose such Confidential Information to any permitted third party subcontractors and its Affiliates’ current employees, officers, or directors, or legal or financial representatives, in each case, who have a legitimate need to know such Confidential Information for the purpose of facilitating the provision of the Services and who have previously agreed in writing (including as a condition of their employment, contract or agency) to be bound by terms respecting the protection of such Confidential Information which are no less protective as the terms of this Agreement. Each Party agrees to safeguard all Confidential Information of the other Parties with at least the same degree of care as such Party uses to protect its own Confidential Information, but in no event shall such degree of care be less than a reasonable degree of care. Each Party shall only use the other Party’s Confidential Information solely for the purpose of fulfilling its obligations under this Agreement and facilitating the provision of the Services. Such Party shall not, and shall cause its Affiliates and permitted third party subcontractors not to, at any time, collect, use, sell, license, transfer, make available or disclose any other Party’s Confidential Information for its own benefit, the benefit of its Affiliates (or agents, subcontractors or representatives) or for the benefit of others. Each Party will be responsible for any violation of the confidentiality provisions of this Section 5.1(a) by any person or entity to whom it has disclosed Confidential Information, its subcontractors and its Affiliates’ employees, officers and directors, and legal or financial representatives. Notwithstanding the foregoing, this Section 5.1(a) shall not apply to any information that a Party can demonstrate (a) was, at the time of disclosure to it, in the public domain through no fault of such Party, (b) was received after disclosure to it from a third party who had a lawful right to disclose such information to it, or (c) was independently developed by the receiving Party.

(b) All Confidential Information transmitted or disclosed hereunder will be and remain the property of the Party to which such Confidential Information applies, and each Party shall promptly (at the applicable Party’s sole election) destroy or return to such Party all copies thereof upon termination or expiration of this Agreement, or upon the written request of such Party; provided, that no Party shall be required to destroy any Confidential Information that is stored solely as a result of a backup created in the ordinary course of business and is not readily destroyable or that is stored on the computers of the personnel of such Party and/or its Affiliates and subject to deletion in accordance with such Party’s and/or its Affiliates’ electronic information management practices (subject to extended retention by such Party’s or its Affiliates’ compliance and legal department personnel in accordance with any applicable existing document retention/destruction policy). Upon the request of the applicable Party, the other Parties shall provide notice of any such applicable destruction in writing.

ARTICLE VI
INTELLECTUAL PROPERTY

Section 6.1. Ownership of Intellectual Property.

(a) Each Party acknowledges and agrees that the Parties shall each retain exclusive rights to and ownership of its Intellectual Property, and no license or other right, express or implied, is granted hereunder by any Party to its Intellectual Property.

(b) As between the Bluerock Entities and the Company, each of the Bluerock Entities shall exclusively own all right, title and interest throughout the world in and to all business processes and other Intellectual Property rights created by it in connection with the performance of the Services (“Bluerock Intellectual Property”), and each Company Party hereby assigns any and all right, title or interest it may have in any such Bluerock Intellectual Property to the applicable Bluerock Entity. Each Company Party shall execute any documents and take any other actions reasonably requested by the applicable Bluerock Entity to effectuate the purposes of the preceding sentence. Each Bluerock Entity hereby grants to the Company a royalty-free, fully paid-up, non-exclusive license to use the Bluerock Intellectual Property during the Term, solely to the extent necessary for the Company to receive the benefit of the Services.

ARTICLE VII
LIMITATION OF LIABILITY

Section 7.1. Limitation of Liability.  In no event shall any Party be liable under or in connection with this Agreement for consequential, incidental, special, indirect, treble or punitive Losses, Losses based on either the reduced current or future profitability or earnings or Losses based on a multiple of such profitability, earnings or other factor, or reduction therein (it being understood that all Losses shall for purposes of this Article VII be determined and calculated on a direct, dollar-for-dollar basis), except in the case of liabilities arising from third-party claims. Other than in the case of Losses arising out of or resulting from fraud, intentional misrepresentation or willful misconduct, the liability of any Party to the other Parties hereunder shall not exceed the aggregate amounts actually due and payable pursuant to Article IV and Section 11.1, as applicable, hereunder from the Effective Date through the date the claim accrued.

ARTICLE VIII
INDEMNIFICATION

Section 8.1. Bluerock Real Estate’s Indemnification of the Company.  Subject to the terms of this Article VIII, Bluerock Real Estate agrees from and after the Effective Date to indemnify, defend and hold harmless the Company from and against any and all Losses arising out of, resulting from or relating to third-party claims arising out of a material breach by Bluerock Real Estate of any provision of this Agreement

Section 8.2. Bluerock Holdings’s Indemnification of the Company.  Subject to the terms of this Article VIII, Bluerock Holdings agrees from and after the Effective Date to indemnify, defend and hold harmless the Company from and against any and all Losses arising out of, resulting from or relating to third-party claims arising out of a material breach by Bluerock Holdings of any provision of this Agreement.

Section 8.3. Indemnification of the Bluerock Entities.  Subject to the terms of this Article VIII, the Company agrees from and after the Effective Date to indemnify, defend and hold harmless each of the Bluerock Entities from and against any and all Losses arising out of, resulting from or relating to third party claims arising out of a material breach by the Company of any provision of this Agreement.

Section 8.4. Indemnification Procedures.  In the event either Bluerock Entity or the Company shall have a claim for indemnity against the other applicable Party, the applicable Parties shall follow the procedures set forth in Section 5.05 of the Contribution Agreement.

ARTICLE IX
TERM AND TERMINATION

Section 9.1. Term of Agreement.  This Agreement shall become effective on the Effective Date and shall continue in operation, unless earlier terminated as provided in this Article IX, until the first anniversary of the Effective Date (the “Initial Term”). The Company may renew this Agreement for successive one-year terms by providing the Bluerock Entities written notice of its intention to renew this Agreement no later than sixty (60) days prior to the expiration of the Initial Term or any successive term (each a “Renewal Term”; the Initial Term and any Renewal Term are sometimes referred to as the “Term”), as applicable.

Section 9.2. Termination.

(a) Partial Termination.  Any Company Party may, on written notice to the applicable Bluerock Entity, terminate any Service due to it and thereafter such terminated Service shall be deemed deleted from Schedule A. Any termination notice delivered by a Company Party shall identify the specific Service or Services to be terminated, and the effective date of such termination, which must be a date at least ninety (90) days from the date such termination notice is received. For any terminated Services which required the software or other services of a third party (i) if the Bluerock Entity providing such Services paid for such software or services in advance, such Bluerock Entity may invoice the applicable Company Party any portion of such advance payments allocable on a reasonable basis to the Company Party receiving such Services, and (ii) if, as a result of such termination, the Bluerock Entity providing such Services terminates all or part of its agreement with the third party, such Bluerock Entity may invoice the Company Party receiving such Services for any applicable termination fees allocable on a reasonable basis to such Company Party. Neither Bluerock Entity shall enter into any new agreements with third parties for software or services that include any termination fees that would be charged to a Company Party without such Company Party’s prior written consent, which consent shall not be unreasonably withheld.

(b) Automatic Termination.  This Agreement shall automatically terminate upon termination by the Company of all Services or upon the expiration of the Term.

(c) Termination for Change of Control.  Either Bluerock Entity may terminate this Agreement at any time upon the occurrence of a “Change of Control Event” by providing the Company no less than one hundred eighty (180) days prior written notice of its intention to terminate this Agreement. As used herein, a “Change of Control Event” means (i) R. Ramin Kamfar ceasing to be a director of the REIT for any reason, (ii) the sale of all or substantially all of the assets of the REIT or the OP, or (iii) a merger, consolidation, recapitalization or reorganization of the REIT, unless securities representing more than fifty percent (50%) of the total voting power after such merger, consolidation, recapitalization or reorganization are beneficially owned, directly or indirectly, by the Persons who beneficially owned the REIT’s outstanding voting securities immediately prior to such transaction.

(d) Termination for Default.  In the event: (i) any Company Party shall fail to pay for any or all Services in accordance with the terms of this Agreement; (ii) of any default by either Bluerock Entity, in any material respect, in the due performance or observance by it of any of the other terms, covenants or agreements contained in this Agreement; or (iii) any Party shall become or be adjudicated insolvent and/or bankrupt, or a receiver or trustee shall be appointed for any Party or its property or a petition for reorganization or arrangement under any bankruptcy or insolvency Law shall be approved, or any Party shall file a voluntary petition in bankruptcy or shall consent to the appointment of a receiver or trustee (in each such case, the “Defaulting Party”); then the non-Defaulting Party shall have the right, at its sole discretion, (A) in the case of a default under clause (iii), to terminate immediately the applicable Service(s) and/or this Agreement and its participation with the Defaulting Party under this Agreement; and (B) in the case of a default under clause (i) or (ii), to terminate the applicable Service(s) and/or this Agreement and its participation with the Defaulting Party under this Agreement if the Defaulting Party has failed to (x) cure the default within thirty (30) days after receiving written notice of such default, or (y) take substantial steps towards and diligently pursue the curing of the default.

Section 9.3. Effect of Termination.  In the event that this Agreement or a Service is terminated:

(a) Each Company Party agrees and acknowledges that the obligation of the Bluerock Entities to provide the terminated Services, or to cause the terminated Services to be provided, hereunder shall immediately cease. Upon cessation of a Bluerock Entity’s obligation to provide any Service, the Company Parties, as applicable, shall stop using, directly or indirectly, such Service.

(b) Upon request, each Company Party shall return to the Bluerock Entities all tangible personal property and books, records or files owned by the Bluerock Entities and used in connection with the provision of Services that are in its possession as of the termination date.

(c) In the event that this Agreement is terminated, the following matters shall survive the termination of this Agreement: (i) the rights and obligations of each Party under Articles V, VI, VII, VIII, this Section 9.3, Article X and Article XI and (ii) the obligations under Article IV of the Company to pay the applicable fees for Services furnished prior to the effective date of termination.

ARTICLE X
DISPUTE RESOLUTION

Section 10.1. Party Representatives.  Each Party will appoint a representative (a “Service Representative”) responsible for coordinating and managing the delivery and receipt of the Services, as applicable, which Service Representative will have authority to act on such Party’s behalf with respect to matters relating to this Agreement. The Service Representatives will work in good faith to address any issues involving the Parties’ relationship under this Agreement (including, without limitation, any pricing and other Service related matters).

Section 10.2. Escalation Procedure.  The Parties shall attempt to resolve any dispute, controversy or claim arising out of, in connection with, or relating to this Agreement, whether sounding in contract or tort and whether arising during or after termination of this Agreement (each, a “Dispute”) in accordance with the following procedures: Upon the written request of any Party, a senior executive officer of the Bluerock Entities or a designee of such person and a senior executive officer of the Company or that person’s designee shall meet and attempt to resolve any Dispute between them. If such Dispute is not resolved by discussions between such officers within ten (10) days after a Party’s written request was made, then any Party may commence a proceeding relating to such Dispute in accordance with Section 11.10. No Party may commence a proceeding with respect to a Dispute unless and until the foregoing procedure has been concluded with respect to the underlying Dispute.

ARTICLE XI
MISCELLANEOUS

Section 11.1. Services Provided to the Bluerock Entities.  The Parties agree that from time to time certain employees of the Company may provide, or cause to be provided, services to the Bluerock Entities during the Term. Any such services provided by such employees of the Company shall be provided to the Bluerock Entities at cost and such costs shall be allocated in a manner substantially similar to those provided on Schedule A hereto. The provision of such services shall be subject to all of the same rights (including right to payment that parallels a Quarterly Reimbursement), terms, covenants, conditions as the Services under, and indemnity, confidentiality, record-keeping and all of the other provisions of, this Agreement, unless the applicable Parties agree otherwise in writing.

Section 11.2. Non-Solicitation.  The Company Parties covenant that, until the later to occur of (i) the three-year anniversary of the Effective Date and (ii) the one-year anniversary of the termination of this Agreement, the Company Parties shall not, and shall cause their Affiliates not to, solicit the employment or engagement of services of any person who is, or was during the three-month period immediately prior to such solicitation, employed as an employee, contractor or consultant by the Bluerock Entities or any of their subsidiaries during such period on a full- or part-time basis. The foregoing shall not prohibit any general solicitation of employees, contractors or consultants or public advertising of employment opportunities (including through the use of employment agencies) not specifically directed at any such employees, contractors or consultants, nor shall it prohibit the Company Parties or their Affiliates from hiring any such employee, contractor or consultant who seeks employment or engagement with the Company Parties or their on his or her own initiative at any time after three months have elapsed since such individual served as an employee, contractor or consultant otherwise subject to this restriction, without any prior solicitation by the Company Parties or any of their Affiliates. Furthermore, the foregoing shall not prohibit the Company from hiring employees of the Bluerock Entities in connection with the transactions contemplated by the Contribution Agreement.

Section 11.3. Insurance.  The Bluerock Entities shall maintain, at their sole cost and expense, at all times during the Term (and for a period of time continuing for no less than twenty-four (24) months following the Term), a professional liability insurance (errors and omissions) policy with coverages and policy as then maintained by the Bluerock Entities and its Affiliates and with coverages of no less than $8,000,000. The Company shall be a named as an “additional insured” under such policy. All insurance required to be carried by the Bluerock Entities shall be written with companies having a policyholder and asset rate, as circulated by Best’s Insurance Reports, of A-:VIII or better. On or prior to the date hereof and from time to time upon the Company’s request, the Bluerock Entities shall provide certificates of insurance evidencing such coverage and such other documentation (including a copy of the policy) as may be requested.

Section 11.4. Notices.

(a) All notices, requests, claims, demands and other communications under this Agreement shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed given (i) when delivered, if sent by registered or certified mail (return receipt requested); (ii) when delivered, if delivered personally or sent by facsimile (with proof of transmission); or (iii) on the Business Day after deposit (with proof of deposit), if sent by overnight mail or overnight courier; in each case, unless otherwise specified or provided in this Agreement, to the Parties at the following addresses (or at such other address or fax number for a Party as will be specified by like notice):

As to the Company:

BRG Manager Sub, LLC
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: R. Ramin Kamfar
Email: rkamfar@bluerockre.com

With a copy to:

Kaplan Voekler Cunningham & Frank, PLC
1401 E Cary Street
Richmond, Virginia 23219
Attention: Richard P. Cunningham, Jr.
Email: rcunningham@kv-legal.com

As to Bluerock Real Estate:

Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: Michael Konig
Email: mkonig@bluerockre.com

As to Bluerock Holdings:

Bluerock Real Estate Holdings, LLC
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: Michael Konig
Email: mkonig@bluerockre.com

(b) The inability to deliver any notice, demand or request because the Party to whom it is properly addressed in accordance with this Section 11.3 refused delivery thereof or no longer can be located at that address shall constitute delivery thereof to such Party.

(c) Each Party shall have the right from time to time to designate by written notice to the other Parties hereto such other person or persons and such other place or places as said Party may desire written notices to be delivered or sent in accordance herewith.

(d) Notices and consents signed and given by an attorney for a Party shall be effective and binding upon that Party.

Section 11.5. Amendment.  Except as set forth in Sections 2.2 and 9.2(a) hereof, no provision of this Agreement or of any documents or instrument entered into, given or made pursuant to this Agreement may be amended, changed, waived, discharged or terminated except by an instrument in writing, signed by the Party against whom enforcement of the amendment, change, waiver, discharge or termination is sought.

Section 11.6. Entire Agreement.  This Agreement (and all exhibits and schedules hereto) constitutes and contains the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, understandings, agreements and contracts, whether written or oral, among the Parties respecting the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any of the Parties which is not embodied in this Agreement, or in the attached schedules or the written certificates or instruments of assignment or conveyance delivered pursuant to this Agreement, and none of the Parties shall be bound by or liable for any alleged representations, promise, inducement or statement of intention not therein so set forth.

Section 11.7. No Waiver.  No failure of any Party to exercise any power given such Party hereunder or to insist upon strict compliance by the other Parties with their obligations hereunder shall constitute a waiver of any Party’s right to demand strict compliance with the terms of this Agreement.

Section 11.8. Counterparts.  This Agreement, any document or instrument entered into, given or made pursuant to this Agreement or authorized hereby, and any amendment or supplement thereto may be executed in two or more counterparts, and, when so executed, will have the same force and effect as though all signatures appeared on a single document. Any signature page of this Agreement or of such an amendment, supplement, document or instrument may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages. Any counterpart transmitted via email in format in portable document format (.pdf) shall be treated as originals for all purposes as to the parties so transmitting.

Section 11.9. Payments.  Except as otherwise provided herein, payment of all amounts required by the terms of this Agreement shall be made in the United States of America and in immediately available funds of the United States of America which, at the time of payment, is accepted for the payment of all public and private obligations and debts.

Section 11.10. Successors and Assigns.  This Agreement shall be binding upon and insure to the benefit of the successors and permitted assigns of the respective Parties hereto. No assignment of this Agreement, in whole or in part, shall be made without the prior written consent of the non-assigning Parties (and shall not relieve the assigning party from liability hereunder) and any purposed assignment of this Agreement in contravention of the foregoing shall be null and void ab initio.

Section 11.11. Applicable Law; Venue.

(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflict of law rules and principles of that state. To the fullest extent permitted by Law, the Parties hereby unconditionally and irrevocably waive and release any claim that the Law of any other jurisdiction governs this Agreement.

(b) To the maximum extent permitted by applicable Law, any legal suit, action or proceeding against any of the Parties hereto arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding. Each of the Parties hereby agrees to venue in such courts and hereby waives, to the fullest extent permitted by Law, any claim that any such action or proceeding was brought in an inconvenient forum.

(c) Each of the Parties hereto irrevocably waives its right to a trial by jury with respect to any action, proceeding or claim arising out of or relating to this Agreement.

Section 11.12. Construction of Agreement.  The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the Parties hereto. Headings at the beginning of sections of this Agreement are solely for the convenience of the Parties and are not a part of this Agreement. When required by the context, whenever the singular number is used in this Agreement, the same shall include the plural, and the plural shall include the singular, the masculine gender shall include the feminine and neuter genders, and vice versa.

Section 11.13. Severability.  If any term or provision of this Agreement is determined to be illegal, unconscionable or unenforceable, all of the other terms, provisions and sections hereof will nevertheless remain effective and be in force to the fullest extent permitted by Law.

Section 11.14. Further Assurances.  Each of the Parties agrees to execute such instruments and take such further actions after the Effective Date as may be reasonably necessary to carry out the provisions of this Agreement provided that no material additional cost or liability shall be created thereby.

Section 11.15. No Third Party Beneficiary.  It is specifically understood and agreed that no person shall be a third party beneficiary under this Agreement, and that none of the provisions of this Agreement shall be for the benefit of or be enforceable by anyone other than the Parties hereto and their assignees, and that only the Parties hereto and their permitted assignees shall have rights hereunder.

Section 11.16. Binding Agreement.  Subject to the foregoing limitations, this Agreement shall extend to, and shall bind, the respective heirs, executors, personal representatives, successors and assigns of each Company Party and each Bluerock Entity.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

Bluerock Real Estate, L.L.C.

By:

Name:

Title:

Bluerock Real Estate Holdings, LLC

By:

Name:

Title:

Bluerock Residential Growth REIT, Inc.

By:

Name:

Title:

Bluerock Residential Holdings, L.P.

By:

Name:

Title:

Bluerock TRS Holdings, LLC

By:

Name:

Title:

Bluerock REIT Operator, LLC

By:

Name:

Title:

Schedule A — The Services

Service	Notes
Human Resources, Investor Relations, Marketing, Legal, Administrative Services and additional related services, as needed, at cost	Employee costs shall be allocated based on the amount of time spent on the Company’s business by each employee of the Bluerock Entities.
Microsoft Office 365, Egnyte and Hosted Exchange	Actual licensing costs shall be separately charged to the Company on a per user basis, under a master license agreement.
Yardi, Spreadsheet Server (or equivalent) and Adobe	Yearly and/or Quarterly licensing costs shall be prorated on a per user basis under a master license agreement.
Internet, phones, hardware maintenance contracts (Firewall, spam filter), and Cloud backup services (GFI)	Costs shall be allocated at an at-cost basis based on the use of such services for the benefit of the Company’s business.
Office services such as postage, meals, supplies, subscriptions and bank fees	Costs shall be allocated at an at-cost basis based on the use of such services for the benefit of the Company’s business.
Third-party consulting services, such as Risk Management	Costs shall be allocated at an at-cost basis based on the amount of time spent on the Company’s business.
Servers	Costs shall be allocated at an at-cost basis based on the use of such services for the benefit of the Company’s business.

APPENDIX F

Final Form

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”) is entered into as of [•], 2017, by and among Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “REIT”), and the Holders (as defined below), for the benefit of the Holders and the REIT. Certain capitalized terms used herein shall have the meanings ascribed to such terms in Section 1.

RECITALS:

WHEREAS, the REIT has entered into a Contribution and Sale Agreement, dated as of August 3, 2017 (the “Contribution Agreement”), with Bluerock Real Estate, L.L.C., a Delaware limited liability company (“Bluerock”), The Kachadurian Group LLC, an Illinois limited liability company (“Kachadurian Group”), Konig & Associates, LLC, a New Jersey limited liability company (“Konig”), Jenco Business Advisors, Inc., a New York corporation (“Novack”), James G. Babb, III (“Babb”), Jordan B. Ruddy (“Ruddy”), Ryan S. MacDonald (“MacDonald” and, together with Bluerock, Kachadurian Group, Konig, Novack, Babb and Ruddy, the “Contributors”), BRG Manager, LLC, a Delaware limited liability company, Bluerock REIT Operator, LLC, a Delaware limited liability company (“Manager Sub”), Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “OP”), and Bluerock TRS Holdings, LLC, a Delaware limited liability company (“TRS Holdings”), pursuant to which (i) the Contributors will contribute and assign to the OP all of their right, title and interest in and to 99.9% of the outstanding membership interests of Manager Sub in exchange for the consideration described therein, including Common Units of ownership interest (the “OP Units”) in the OP and shares of Class C common stock of the REIT, par value $0.01 per share (the “Class C Common Stock”), and (ii) the Contributors will sell to TRS Holdings all of their right, title and interest in and to 0.1% of the outstanding membership interests of Manager Sub in exchange for the consideration described therein;

WHEREAS, upon the terms and subject to the conditions contained in the OP Partnership Agreement, the holders of the OP Units have the right to tender such holders’ OP Units to the OP for redemption for cash or shares of Class A common stock of the REIT, par value $0.01 per share (the “Class A Common Stock” and, together with the Class C Common Stock, the “Common Stock”), at the option of the REIT;

WHEREAS, upon the terms and subject to the conditions contained in Section 1.6 of the Articles Supplementary, dated as of [•], 2017 (the “Articles Supplementary”), to the Second Articles of Amendment and Restatement of the REIT (as amended and supplemented through the date hereof and from time to time, the “Articles”), under certain circumstances, the Class C Common Stock may automatically convert into shares of Class A Common Stock, and holders of the Class C Common Stock have the right to convert all or a portion of such holder’s Class C Common Stock into shares of Class A Common Stock;

WHEREAS, upon the terms and subject to the conditions contained in the Articles, each share of Class C Common Stock entitles the holder thereof to 50 votes on each matter on which holders of Class A Common Stock are entitled to vote, and the Class C Common Stock and Class A Common Stock vote together as a single class;

WHEREAS, as a condition to the consummation of the transactions contemplated by the Contribution Agreement, the REIT has agreed to grant the registration rights set forth herein for the benefit of the Holders and the Holders have agreed to the limitation on the voting rights of the Class C Common Stock as set forth herein; and

WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the REIT and the Holders and the mutual covenants of the parties relating thereto.

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NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereby agree as follows:

Section 1. Certain Definitions.  In this Agreement, the following terms have the following respective meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Articles” has the meaning ascribed to it in the recitals hereof.

“Articles Supplementary” has the meaning ascribed to it in the recitals hereof.

“Babb” has the meaning ascribed to it in the recitals hereof.

“Bluerock” has the meaning ascribed to it in the recitals hereof.

“Board” means the Board of Directors of the REIT.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.

“Class A Common Stock” has the meaning ascribed to it in the recitals hereof.

“Class C Common Stock” has the meaning ascribed to it in the recitals hereof.

“Closing Date” has the meaning ascribed to it in the Contribution Agreement.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” has the meaning ascribed to it in the recitals hereof.

“Company Notice” has the meaning ascribed to it in Section 2(b).

“Contribution Agreement” has the meaning ascribed to it in the recitals hereof.

“Contributors” has the meaning ascribed to it in the recitals hereof.

“Demand Notice” has the meaning ascribed to it in Section 2(a).

“Demand Registration Statement” means any one or more registration statements of the REIT filed under the Securities Act, covering the resale of any of the Registrable Shares pursuant to Section 2 of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“End of Suspension Notice” has the meaning ascribed to it in Section 4(c).

“Excess Shares” has the meaning ascribed to it in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means a Holder of Registrable Shares, including (i) each Person listed on Schedule I, as may be amended from time to time to reflect transferees permitted by Section 10, and (ii) each Person holding Registrable Shares as a result of a transfer, distribution or assignment to that Person of Registrable Shares

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(other than pursuant to an effective Resale Registration Statement or Rule 144), provided, if applicable, such transfer, distribution or assignment is made in accordance with Section 10 of this Agreement.

“Indemnified Party” has the meaning ascribed to it in Section 8(c).

“Indemnifying Party” has the meaning ascribed to it in Section 8(c).

“Kachadurian Group” has the meaning ascribed to it in the recitals hereof.

“Konig” has the meaning ascribed to it in the recitals hereof.

“Losses” has the meaning ascribed to it in Section 8(a).

“MacDonald” has the meaning ascribed to it in the recitals hereof.

“Majority Selling Holders” means Holder(s) who collectively own a majority of the Registrable Shares that are proposed to be included in such underwritten offering of Registrable Shares.

“Manager Sub” has the meaning ascribed to it in the recitals hereof.

“Maximum Number of Shares” has the meaning ascribed to it in Section 2(c).

“NYSE MKT” means NYSE MKT LLC.

“OP” has the meaning ascribed to it in the recitals hereof.

“OP Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P., dated as of April 2, 2014, as amended, between Bluerock Residential Growth REIT, Inc., as general partner, and the limited partners set forth on Exhibit A thereto, as amended from time to time.

“OP Units” has the meaning ascribed to it in the recitals.

“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

“Piggyback Holders” has the meaning ascribed to it in Section 3(a).

“Piggyback Registration Statement” means any one or more registration statements of the REIT filed under the Securities Act, covering the resale of any of the Registrable Shares pursuant to Section 3 of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Piggyback Request” has the meaning ascribed to it in Section 3(a).

“Prospectus” means the prospectus included in any Resale Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Resale Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the offering of any portion of the Registrable Shares covered by such Resale Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Shares” means, with respect to any Holder, (i) the shares of Class A Common Stock that are issued or issuable to such Holder upon redemption or conversion, as applicable, of any OP Units or shares of Class C Common Stock issued pursuant to the Contribution Agreement and (ii) any additional securities issued or issuable as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares of Class A Common Stock (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise); provided that shares of Class A Common Stock shall cease to be Registrable Shares with respect to any Holder at the time such shares (a) have been sold pursuant to a Resale Registration

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Statement, (b) are eligible to be sold without restriction or limitation thereunder on volume or manner of sale or other restrictions or limitations under Rule 144, or (c) have been sold to the REIT or any of its subsidiaries.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with the registration requirements of this Agreement, including (i) all fees of the Commission, the NYSE MKT or such other exchange on which the Registrable Shares are listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and the NYSE MKT or other applicable exchange), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Resale Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the NYSE MKT or other applicable exchange pursuant to Section 5(j), (v) the fees and disbursements of counsel for the REIT and of the independent public accountants of the REIT (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the REIT in connection with any Resale Registration Statement); provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (ii) above.

“Requesting Holders” has the meaning ascribed to it in Section 2(b).

“Renewal Deadline” has the meaning ascribed to it in Section 2(g).

“Resale Registration Statement” means any one or more registration statements of the REIT filed under the Securities Act, whether a Demand Registration Statement, Piggyback Registration Statement or otherwise, covering the resale of any of the Registrable Shares pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments and new registration statements, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Ruddy” has the meaning ascribed to it in the recitals hereof.

“Rule 144,” “Rule 158,” “Rule 415”or “Rule 424,” respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees and expenses of counsel to the selling Holders (other than as specifically provided in the definition of “Registration Expenses” above), transfer taxes allocable to the sale of the Registrable Shares included in the applicable offering and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

“Subject Shares” has the meaning ascribed to it in Section 11.

“Suspension Event” has the meaning ascribed to it in Section 4(c).

“Suspension Notice” has the meaning ascribed to it in Section 4(c).

“TRS Holdings” has the meaning ascribed to it in the recitals hereof.

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“Voting Limitation” has the meaning ascribed to it in Section 11.

Section 2. Demand Registration Rights.

(a) Subject to the provisions hereof, each Holder, at any time from and after the date hereof, may request registration for resale under the Securities Act of all or part of the Registrable Shares owned by such Holder by giving written notice thereof (a “Demand Notice”) to the REIT (which Demand Notice shall specify the number of shares of Registrable Shares to be offered by such Holder, the intended methods of distribution, including whether such methods will include or involve an underwritten offering, and whether such Demand Registration Statement will be a “shelf” registration statement under Rule 415). Subject to Section 2(c) and 2(e) below, the REIT shall use commercially reasonable efforts (i) to file a Demand Registration Statement (which shall be a “shelf” registration statement under Rule 415 if requested pursuant to such Holder’s request pursuant to the first sentence of this Section 2(a)) registering for resale such number of Registrable Shares as requested to be so registered within 30 days in the case of a registration on Form S-3 (and 60 days in the case of a registration on Form S-11 or such other appropriate form) after the REIT’s receipt of a Demand Notice, and (ii) to cause such Demand Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter. Notwithstanding the foregoing, the REIT shall not be required to file a registration pursuant to this Section 2(a) (i) with respect to securities that are not Registrable Shares, or (ii) within 180 days after the effective date of any registration in respect of the REIT’s Class A Common Stock. If permitted under the Securities Act, such Demand Registration Statement shall be automatically effective upon filing.

(b) Within 10 days after receipt of any Demand Notice under Section 2(a), the REIT shall give written notice of such requested registration (which shall specify the intended method of disposition of such Registrable Shares) to all other Holders of Registrable Shares (a “Company Notice”), and the REIT shall include (subject to the provisions of this Agreement) in such registration, all Registrable Shares with respect to which the REIT has received written requests for inclusion therein within 15 days after the delivery of such Company Notice (the “Requesting Holders”); provided that any such other Holder may withdraw its request for inclusion at any time prior to the applicable registration statement becoming effective. Notwithstanding the foregoing, the REIT may, at any time (including, without limitation, prior to or after receiving a Demand Notice from a Holder), in its sole discretion, include all Registrable Shares then outstanding or any portion thereof in any Demand Registration Statement, including by virtue of adding such Registrable Shares as additional securities to an effective Demand Registration Statement (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 2(a) with respect to the Registrable Securities so included, so long as such registration statement remains effective and not the subject of any stop order, injunction or other order of the Commission). In addition, the REIT may include in a Demand Registration Statement shares of Class A Common Stock for sale for its own account or for the account of other security holders of the REIT.

(c) If such Demand Registration Statement is filed in connection with an underwritten offering and the managing underwriters advise the REIT and the Holders covered by such Demand Registration Statement that, in the reasonable opinion of the managing underwriters, the number of shares of Class A Common Stock proposed to be sold pursuant to the Demand Registration Statement exceeds the number of shares of Class A Common Stock that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the offering price per share) (such maximum number of shares, the “ Maximum Number of Shares”), the REIT shall include in such Demand Registration Statement only such number of shares of Class A Common Stock that, in the reasonable opinion of the managing underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per share), which shares of Class A Common Stock shall be so included in the following order of priority, unless otherwise agreed by the REIT and the Holders covered by such Demand Registration Statement: (i) first, the Registrable Shares of the Requesting Holders, (ii) second, any shares of Class A Common Stock the REIT proposes to sell for its own account, and (iii) third, any other shares of Class A Common Stock that have been requested to be so included in such Demand Registration Statement.

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(d) If any of the Registrable Shares covered by a Demand Registration Statement are to be sold in an underwritten offering, the REIT shall have the right to select the underwriters (and their roles) in the offering and determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Requesting Holders, including the number of Registrable Shares to be sold (if not all Registrable Shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount; provided that such underwriters, structure and terms are reasonably acceptable to the Majority Selling Holders.

(e) Notwithstanding the foregoing, if the Board determines in its good faith judgment that the filing of a Demand Registration Statement would (i) have a material adverse effect on the REIT, or (ii) require the disclosure of material non-public information concerning the REIT that at the time is not, in the good faith judgment of the Board, in the best interests of the REIT to disclose and is not, in the opinion of the REIT’s counsel, otherwise required to be disclosed, then the REIT shall have the right to defer such filing for the period during which such registration would have such a material adverse effect on the REIT; provided, however, that (x) the REIT may not defer such filing for a period of more than 60 days after receipt of any Demand Notice, and (y) the REIT may not exercise its right to defer the filing of a Demand Registration Statement more than once in any 12-month period without the consent of a majority of the Requesting Holders. The REIT shall give written notice of its determination to the Requesting Holder to defer the filing and of the fact that the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof.

(f) Following the date of effectiveness of any Demand Registration Statement, the REIT shall use commercially reasonable efforts to keep the Demand Registration Statement continuously effective until such time as all of the Registrable Shares covered by such Demand Registration Statement have been sold pursuant to such Demand Registration Statement.

(g) If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Demand Registration Statement filed pursuant to Section 2(a), any of the Registrable Shares remain unsold by the Holders included on such Demand Registration Statement, the REIT shall file, if it has not already done so and is eligible to do so, a new Resale Registration Statement covering the Registrable Shares included on the prior Demand Registration Statement and shall use commercially reasonable efforts to cause such Resale Registration Statement to be declared effective within 180 days after the Renewal Deadline; and the REIT shall take all other action necessary or appropriate to permit the public offering and sale of the Registrable Shares to continue as contemplated in the prior Demand Registration Statement.

Section 3. Piggyback Registration Rights.

(a) If at any time the REIT has determined to register any of its securities for its own account or for the account of other security holders of the REIT on any registration statement (other than on Form S-3 relating to any dividend reinvestment or similar plan or Forms S-4 or S-8) that permits the inclusion of the Registrable Shares, the REIT shall give the Holders written notice thereof promptly (but in no event less than 20 days prior to the anticipated filing date) and, subject to Section 3(b), shall include in such Piggyback Registration Statement all Registrable Shares requested to be included therein pursuant to the written request (a “Piggyback Request”) of one or more Holders (the “Piggyback Holders”) received within 10 days after delivery of the REIT’s notice.

(b) (i) If a Piggyback Registration Statement is filed in connection with a primary underwritten offering on behalf of the REIT, and the managing underwriters advise the REIT that, in the reasonable opinion of the managing underwriters, the number of shares of Class A Common Stock proposed to be included in such Piggyback Registration Statement exceeds the Maximum Number of Shares, the REIT shall include in such Piggyback Registration Statement, unless otherwise agreed by the REIT and the Majority Selling Holders, (i) first, the number of shares of Class A Common Stock that the REIT proposes to sell, and (ii) second, the Registrable Shares of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Piccyback Holder).

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(ii) If a Piggyback Registration Statement is filed in connection with an underwritten offering on behalf of a holder of shares of Class A Common Stock other than under this Agreement, and the managing underwriters advise the REIT that, in the reasonable opinion of the managing underwriters, the number of shares of Class A Common Stock proposed to be sold pursuant to such Piggyback Registration Statement exceeds the Maximum Number of Shares, then the REIT shall include in such Piggyback Registration Statement, unless otherwise agreed by the REIT and such holder(s) (including, if applicable, a majority of the Piggyback Holders), (i) first, the number of shares of Class A Common Stock requested to be included therein by the holder(s) requesting such registration, (ii) second, the Registrable Shares of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Shares requested to be included by each such Piggyback Holder, if necessary), (iii) third, the number of shares of Class A Common Stock requested to be included therein by any other holders, and (iv) fourth, the number of shares of Class A Common Stock that the REIT proposes to sell.

(c) If any Piggyback Registration Statement is filed in connection with a primary or secondary underwritten offering, the REIT shall have the right to select, in its sole discretion, the managing underwriter or underwriters to administer any such offering.

(d) The REIT shall not grant to any Person the right to request the REIT to register any Class A Common Stock on a Piggyback Registration Statement unless such rights are consistent with the provisions of this Section 3.

(e) If at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration the REIT shall determine for any reason not to register the securities originally intended to be included in such registration statement, the REIT may, at its election, give written notice of such determination to the Piggyback Holders and thereupon the REIT shall be relieved of its obligation to register such Registrable Shares in connection with the registration of securities originally intended to be included in such registration statement.

Section 4. Suspension.

(a) Subject to the provisions of this Section 4 and a good faith determination by the REIT that it is in the best interests of the REIT to suspend the use of any Resale Registration Statement following the effectiveness of such Resale Registration Statement (and the filings with any U.S. federal or state securities commissions, as necessary), the REIT, by written notice to the Holders (a “Suspension Notice”), may direct the Holders to suspend sales of the Registrable Shares pursuant to such Resale Registration Statement for such times as the REIT reasonably may determine is necessary and advisable (but in no event for more than 30 days in any 90-day period or 90 days in any 365-day period) if any of the following events occurs or will occur, as applicable: (i) an underwritten public offering of Class A Common Stock by the REIT for its own account if the REIT is advised by the managing underwriter or underwriters that the concurrent resale of the Registrable Shares by the Holders pursuant to the Resale Registration Statement would have a material adverse effect on the REIT’s offering, (ii) there is material non-public information regarding the REIT that (A) the REIT determines not to be in the REIT’s best interest to disclose, (B) would, in the good faith determination of the REIT, require any revision to the Resale Registration Statement so that it shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) the REIT is not otherwise required to disclose, or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to the REIT that the REIT determines not to be in the REIT’s best interests to disclose (each of the events described in clauses (i)-(iii), a “Suspension Event”).

(b) Upon the earlier to occur of (i) the REIT delivering to the Holders an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period, the REIT shall use commercially reasonable efforts to promptly amend or supplement the Resale Registration Statement on a

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post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Resale Registration Statement so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(c) If the REIT intends to suspend a Resale Registration Statement upon the occurrence of a Suspension Event, the REIT shall give a Suspension Notice to the Holders of Registrable Shares covered by any Resale Registration Statement to suspend sales of the Registrable Shares, and such Suspension Notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (subject to the time limitations set forth in Section 4(a)) and that the REIT is taking all reasonable steps to terminate suspension of the effectiveness of the Resale Registration Statement as promptly as reasonably possible. Such Holders shall not effect any sales of the Registrable Shares pursuant to such Resale Registration Statement (or such filings) at any time after it has received a Suspension Notice from the REIT and prior to receipt of an End of Suspension Notice. If so directed by the REIT, each such Holder shall deliver to the REIT (at the reasonable expense of the REIT) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Resale Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the REIT, which End of Suspension Notice shall be given by the REIT to the Holders of Registrable Shares covered by any Resale Registration Statement in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(d) In the event the REIT has delivered a Suspension Notice to the Holders, the REIT shall have the right to place restrictive legends on the certificates representing (or book entries evidencing) Registrable Shares and to impose stop transfer instructions with respect to the Registrable Shares until the REIT delivers to the Holders an End of Suspension Notice.

Section 5. Registration Procedures.

In connection with the obligations of the REIT with respect to any resale registration pursuant to this Agreement, the REIT shall:

(a) prepare and file with the Commission, as specified in this Agreement, each Resale Registration Statement, which shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use commercially reasonable efforts to cause any Resale Registration Statement to become and remain effective as set forth in Section 2;

(b) subject to Section 4, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective for the period described in Section 2, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders of Registrable Shares covered by such Resale Registration Statement;

(c) furnish to the Holders of Registrable Shares covered by a Resale Registration Statement, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as any such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; subject to Section 4, the REIT hereby consents to the use of such Prospectus, including each preliminary Prospectus, by such Holders in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Resale Registration Statement is

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declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder of Registrable Shares covered by a Resale Registration Statement may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Resale Registration Statement is required to be kept effective pursuant to Section 2 and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder;

(e) notify each Holder with Registrable Shares covered by a Resale Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when such Resale Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Resale Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Resale Registration Statement is effective as a result of which such Resale Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by a Suspension Notice);

(f) during the period of time set forth in Section 2, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Resale Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(g) upon request, furnish to each requesting Holder with Registrable Shares covered by a Resale Registration Statement, without charge, at least one conformed copy of such Resale Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h) except as provided in Section 4, upon the occurrence of any event contemplated by Section 5(e)(iv), use commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;

(i) enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Resale Registration Statement;

(j) use commercially reasonable efforts (including seeking to cure in the REIT’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on any securities exchange on which such Registrable Shares are then listed or included, and enter into such customary agreements including a supplemental listing application and indemnification agreement in customary form;

(k) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the REIT’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Resale Registration Statement as required by Section 2 hereof, the REIT shall register the Registrable Shares under the Exchange Act and maintain such registration through the effectiveness period required by Section 2;

F-9

(l) (i) otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Resale Registration Statement or Prospectus or amendment or supplement to such Resale Registration Statement or Prospectus to which any Holder of Registrable Shares covered by any Resale Registration Statement shall have reasonably objected on the grounds that such Resale Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof; provided, however, that the REIT may file such Resale Registration Statement or Prospectus or amendment or supplement following such time as the REIT shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(m) cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Resale Registration Statement from and after a date not later than the effective date of such Resale Registration Statement;

(n) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Resale Registration Statement) that would result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing (or book entries evidencing) the Registrable Shares to be sold, which certificates or book entries shall not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Shares;

(o) cause management of the REIT to cooperate as may be reasonably requested with each of the Holders of Registrable Shares covered by a Resale Registration Statement, including by participating in roadshows, one-on-one meetings with institutional investors, and any request for information or other diligence request by any such Holder or any underwriter; notwithstanding the foregoing, management of the REIT shall not be required to participate in roadshows or one-on-one meetings with institutional investors unless requested by one or more Holders of Registrable Shares having an aggregate value of at least $1,000,000;

(p) in connection with a public offering of Registrable Shares, whether or not such offering is an underwritten offering, use commercially reasonable efforts to obtain a customary “comfort” letter from the independent registered public accountants for the REIT and any acquisition target of the REIT whose financial statements are required to be included or incorporated by reference in any Resale Registration Statement, in form and substance customarily given by independent registered public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Shares being sold pursuant to each Resale Registration Statement;

(q) execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Shares being sold reasonably request in order to effect a public offering of such Registrable Shares and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (A) make such representations and warranties to the Holders of such Registrable Shares and the underwriters, if any, with respect to the business of the REIT and its subsidiaries, and the Resale Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (B) use commercially reasonable efforts to furnish to the selling Holders and underwriters of such Registrable Shares opinions and negative assurance letters of counsel to the REIT and updates thereof (which counsel and opinions (in form, scope and substance) are reasonably satisfactory to the managing underwriters, if any, and one counsel selected by a majority of

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the selling Holders of the Registrable Shares), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

(r) upon reasonable request by a Holder, the REIT shall file an amendment to any applicable Resale Registration Statement (or Prospectus supplement, as applicable), to name additional Holders of Registrable Shares or otherwise update the information provided by any such Holder in connection with such Holder’s disposition of Registrable Shares.

Section 6. Obligations of the Holders

(a) The REIT may require the Holders to furnish in writing to the REIT such information regarding such Holder and the proposed method or methods of distribution of Registrable Shares by such Holder as the REIT may from time to time reasonably request in writing or as may be required to effect the registration of the Registrable Shares, and no Holder may be entitled to be named as a selling stockholder in any Resale Registration Statement or use the Prospectus forming a part thereof if such Holder does not provide such information to the REIT; provided, however, that if the REIT elects to file a registration statement that includes all Registrable Shares outstanding in accordance with Section 2(a), the REIT shall be permitted to include in such registration statement such information regarding the Holders as the REIT has in its possession at the time of the filing of such registration statement. Each Holder further agrees to furnish promptly to the REIT in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

(b) Each Holder agrees to, upon receipt of any notice from the REIT of the happening of any event of the kind described in Section 5(e)(ii), 5(e)(iii) or 5(e)(iv) hereof, immediately discontinue disposition of Registrable Shares pursuant to a Resale Registration Statement until (i) any such stop order is vacated, or (ii) if an event described in Section 5(e)(iii) or Section 5(e)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the REIT, such Holder shall deliver to the REIT (at the reasonable expense of the REIT) all copies, other than permanent file copies then in such Holder’s possession, in its possession of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

Section 7. Expenses of Registration.  The REIT shall pay all Registration Expenses in connection with the registration of the resale of the Registrable Shares pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein. Each Holder participating in a registration pursuant to Section 2 or Section 3 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all Selling Expenses and any other expense relating to a registration of Registrable Shares pursuant to this Agreement and any other Selling Expenses relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Resale Registration Statement; provided, however, that each such Holder shall be responsible for its own counsel’s fees and expenses (and no other Holder shall have any responsibility in respect of such fees and expenses).

Section 8. Indemnification and Contribution.

(a) The REIT shall indemnify and hold harmless each Holder of Registrable Shares covered by a Resale Registration Statement, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the REIT of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this

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Agreement; in each case, except to the extent, but only to the extent, that (A) such untrue statement or omission is based upon information regarding such Holder furnished in writing to the REIT by or on behalf of such Holder expressly for use therein, or (B) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(b) Each Holder of Registrable Shares covered by a Resale Registration Statement shall, severally and not jointly, indemnify and hold harmless the REIT, each director of the REIT, each officer of the REIT who shall sign a Resale Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of securities included in a Resale Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statement or omission is based upon information regarding such Holder furnished in writing to the REIT by or on behalf of such Holder expressly for use therein, or (ii) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Shares and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(c) Each party entitled to indemnification under this Section 8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 8 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless (i) the employment of such counsel was authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or (iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional release by the claimant or plaintiff to such Indemnified Party from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d) If the indemnification provided for in this Section 8 is unavailable to a party that would have been an Indemnified Party under this Section 8 in respect of any Losses referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the statement or omission which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement

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of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The REIT and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d).

(e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) In no event shall any Holder be liable for any Losses pursuant to this Section 8 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

Section 9. Rule 144.  The REIT shall, at the REIT’s expense, for so long as any Holder holds any Registrable Shares, use commercially reasonable efforts to cooperate with the Holders, as may be reasonably requested by any Holder from time to time, to facilitate any proposed sale of Registrable Shares by the requesting Holder(s) in accordance with the provisions of Rule 144, including by using commercially reasonable efforts (i) to comply with the current public information requirements of Rule 144 and (ii) to provide opinions of counsel as may be reasonably necessary in order for such Holder to avail itself of such rule to allow such Holder to sell such Registrable Shares without registration under the Securities Act.

Section 10. Transfer of Registration Rights.  The rights and obligations of a Holder under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Shares, provided (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) the REIT is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

Section 11. Limitation on the Class C Common Stock Voting Rights.  If, as of the record date for determining the stockholders of the REIT entitled to vote at any annual or special meeting of the stockholders of the REIT (however noticed or called) or for determining the stockholders of the REIT entitled to consent to any corporate action by written consent, the holders of the Class C Common Stock own shares of Class C Common Stock (the “Subject Shares”) representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of Common Stock, and any other class of common stock of the REIT issued after the date hereof and any preferred stock of the REIT that has voting rights on the matters being voted upon at such meeting (such number of Subject Shares representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of Common Stock and other classes of common stock and preferred stock with voting rights being referred to as the “Excess Shares”), then at each such meeting or in each such action by written consent the holders of the Subject Shares shall vote or furnish a written consent in respect of the Excess Shares, or cause the Excess Shares to be voted or consented, in each case, in such manner as directed by a majority of the members of the Board (such limitation on the voting rights of the Excess Shares, the “Voting Limitation”). Each holder of the Subject Shares shall vote, or cause to be voted, his proportion of the Excess Shares, calculated by multiplying the total number of Excess Shares by the quotient obtained by dividing the number of such holder’s Subject Shares by the total number of Subject Shares, in accordance with the Voting Limitation. For the avoidance of doubt, all Subject Shares other than the Excess Shares may be voted for or against any matter in the Class C Common Stock Holder’s sole and absolute discretion.

Section 12. Limitation on the Redemption of OP Units.  Each Holder agrees that as long as such Holder is a holder of Class C Common Stock, such Holder may only redeem such Holder’s OP Units in integral multiples of 49 OP Units, as may be adjusted to take into account any reclassification, stock split, reverse stock split, stock dividend or non-cash distribution, recapitalization or other similar transaction and/or as may be similarly adjusted in accordance with the OP Partnership Agreement.

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Section 13. Miscellaneous.

(a) Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland.

EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND. EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 13(e). NOTHING IN THIS SECTION 13(a), HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH OF THE PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (ii) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

(b) Entire Agreement.  This Agreement, together with the Contribution Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof.

(c) Interpretation and Usage.  In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments shall be

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deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import shall be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.

(d) Amendment.  No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the REIT and the Holders of at least a majority of the Registrable Shares (it being understood that a modification of Schedule I hereto to reflect a transfer permitted by Section 10 shall not be deemed to require such approval).

(e) Notices.  Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when receipt is acknowledged by recipient if sent by fax or e-mail, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next Business Day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (A) if to a Holder, at such Holders’ address, e-mail address or fax number set forth on Schedule I hereto, or at such other address, e-mail address or fax number as such Holder shall have furnished to the REIT in writing, or (B) if to any assignee or transferee of a Holder, at such address, e-mail address or fax number as such assignee or transferee shall have furnished to the REIT in writing, or (C) if to the REIT, at the address of its principal executive offices and addressed to the attention of the President, or at such other address, e-mail address or fax number as the REIT shall have furnished to the Holders. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to a designated representative of such Holder.

(f) Counterparts.  This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided, however, that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be executed in any number of separate counterparts (including by means of facsimile or portable document format (pdf)), each of which is an original but all of which taken together shall constitute one and the same instrument.

(g) Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(h) Section Titles.  Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(i) Successors and Assigns.  This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. If any successor or permitted assignee of any Holder shall acquire Registrable Shares in any manner, whether by operation of law or otherwise, (a) such successor or permitted assignee shall be entitled to all of the benefits of a “Holder” under this Agreement and (b) such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

(j) Remedies; No Waiver.  Each party acknowledges and agrees that the other parties would be irreparably damaged in the event that the covenants set forth in this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to seek an injunction to specifically enforce the terms of this Agreement solely in the courts specified in Section 13(a), in addition to any other remedy to which such party may be entitled hereunder, at law or in equity.

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No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

(k) No Other Obligation to Register.  Except as otherwise expressly provided in this Agreement, the REIT shall have no obligation to the Holders to register the resale of the Registrable Shares under the Securities Act.

(l) Termination.  This Agreement shall terminate without any further action of the parties, and be of no further force or effect, in the event that the Contribution Agreement shall terminate prior to the consummation of the Closing (as defined in the Contribution Agreement).

(m) Changes in Securities Laws.  In the event that any amendment, repeal or other change in the securities laws shall render the provisions of this Agreement inapplicable, the REIT shall provide the Holders with substantially similar rights to those granted under this Agreement and use its good faith efforts to cause such rights to be as comparable as possible to the rights granted to the Holders hereunder.

***

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

By:

Name:

Title:

BLUEROCK REAL ESTATE, L.L.C.

By:
Name:	R. Ramin Kamfar
Title:	Chief Executive Officer

THE KACHADURIAN GROUP

By:
Name:	Gary Kachadurian
Title:	Manager

KONIG & ASSOCIATES, LLC

By:
Name:	Michael L. Konig
Title:	Managing Member

JENCO BUSINESS ADVISORS, INC.

By:
Name:	Jerold E. Novack
Title:	President

James G. Babb, III

Jordan B. Ruddy

Ryan MacDonald

[Signature Page to Registration Rights Agreement]

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Schedule I

Holders of Registrable Shares	Address, E-mail Address and Fax Number
Bluerock Real Estate, L.L.C.	Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Attention: R. Ramin Kamfar Email: rkamfar@bluerockre.com
Konig & Associates, LLC	Konig & Associates, LLC c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Attention: Michael L. Konig Email: mkonig@bluerockre.com
Jenco Business Advisors, Inc.	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: jnovack@bluerockre.com
The Kachadurian Group LLC	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: gkachadurian@bluerockre.com
James G. Babb, III	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: jbabb@bluerockre.com
Jordan B. Ruddy	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: jruddy@bluerockre.com
Ryan S. MacDonald	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Email: rmacdonald@bluerockre.com

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APPENDIX G

[NOTE: THIS AGREEMENT SHALL BE EXECUTED AND DATED ON THE DATE OF CLOSING UNDER THE CONTRIBUTION AGREEMENT.]

USE AND OCCUPANCY AGREEMENT

THIS USE AND OCCUPANCY AGREEMENT (the “Agreement”) is made and entered into effective as of [          ], by and between BLUEROCK REAL ESTATE, L.L.C., a Delaware limited liability company (“BRRE”), and BRG MANAGER, LLC, a Delaware limited liability company (“BRG MANAGER”).

RECITALS

Paramount Group, Inc., as Agent for 712 Fifth Avenue, L.P. (“Prime Landlord”), as prime landlord, and Atlas Energy Inc. (“Atlas”), as prime tenant, entered into that certain Lease dated March 20, 2010, as amended by that certain First Amendment to Lease dated October       , 2010 (as amended, the “Prime Lease”), for the lease by Subtenant of certain space located on the 9th floor (the “Subleased Premises”) in that certain building located at 712 Fifth Avenue, New York, NY 10019 (the “Building”).

Chevron Northeast Upstream Corp., as successor-in-interest to Atlas, as sub-landlord (“Chevron”), and BRRE, as sub-tenant, entered into that certain Sublease Agreement dated November 29, 2012 (the “Sublease”) for the entirety of the Subleased Premises. Prime Landlord, Chevron and BRRE entered into that certain Consent to Sublease dated December 11, 2012 with respect to the Sublease (the “Sublease Consent”). BRRE has a remaining term under the Sublease through July 30, 2020.

Pursuant to that certain Management Agreement (the “Management Agreement”), dated as of April 2, 2014, among BRG MANAGER, as one party, and Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “REIT”), and Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “OP” and, together with the REIT, the “Company”), as the other party, BRG MANAGER is obligated to administer the business activities and day-to-day operations of the Company and perform certain additional services for the Company.

BRG MANAGER, BRRE and Bluerock Real Estate Holdings, LLC, a Delaware limited liability company (“Bluerock Holdings” and, together with BRRE, the “Bluerock Entities”) entered into an Overhead Sharing Agreement dated effective as of April 2, 2014, whereby the Bluerock Entities agreed to provide or cause to be provided to BRG MANAGER the services and use of assets reasonably necessary to enable BRG Manager to perform its obligations to the Company pursuant to the Management Agreement.

BRRE desires to formally memorialize through this Agreement the right of BRG MANAGER (or its successors, assigns and/or designees, as limited herein) to share occupancy of the Subleased Premises on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations set forth in this Sublease and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Term.  BRRE covenants and agrees that BRG MANAGER and its Permitted Designees (as defined in Section 2 below) shall have the right to use and occupy the entirety of the Subleased Premises and the FF&E (as defined in Section 3 below), not on an exclusive basis but in joint occupancy with BRRE, including with the Bluerock Entities’ employees and invitees, for a term (the “Term”) commencing on the date hereof and ending at 12:00 midnight on July 30, 2020, unless earlier terminated as set forth below. BRG MANAGER acknowledges that neither it nor its Permitted Designees (as defined in Section 2 below) shall have exclusive use of any portion of the Subleased Premises or the FF&E. BRRE covenants that BRG MANAGER and its Permitted Designees shall have access to the Subleased Premises at all times that access to the Building is available pursuant to the terms of the Sublease.

2. Permitted Designees; Use.  BRG Manager and its Permitted Designees shall use the Subleased Premises only for general office purposes to conduct the business of the Company, Bluerock TRS Holdings, LLC, a Delaware limited liability company (“TRS”), Bluerock REIT Operator, LLC (“REIT Operator”) or any affiliate thereof engaged in the business of the Company (together with BRG Manager, collectively, the

“REIT Entities”). The rights of BRG MANAGER or its Permitted Designees in and to the Subleased Premises shall include their respective employees, agents and/or invitees; provided, however, in no event shall BRG MANAGER or its Permitted Designees cause or permit the Subleased Premises to be used or occupied for any illegal purposes, in any unlawful or illegal manner, in any manner to create any nuisance or trespass or in violation of the requirements of the Sublease or the Prime Lease, copies of which (and all amendments thereto) shall be provided to BRG MANAGER. BRG MANAGER and, as applicable, its Permitted Designees shall fully and completely comply with any and all rules and regulations for use of the Subleased Premises or the Building established pursuant to the Sublease or the Prime Lease (and any and all changes or amendments thereto). All parties shall use best efforts to at all times minimize any interference with the business operations and use and occupancy of the Subleased Premises by the other parties hereto. “Permitted Designees” as used in this Agreement shall mean any successor to or assignee of BRG MANAGER with respect to the sub-tenancy rights granted under this Agreement.

3. Delivery of Subleased Premises; FF&E.  BRRE has delivered the Subleased Premises to BRG MANAGER on the date hereof in its current “as-is” condition. During the Term, BRG MANAGER and its Permitted Designees shall have the beneficial use of the furniture, fixtures, and equipment owned by the Bluerock Entities and located within the Subleased Premises (collectively, “FF&E”). BRG MANAGER represents and warrants to BRRE that it has inspected the Subleased Premises and the FF&E prior to the date hereof and satisfied itself with the condition thereof. BRG MANAGER accepts the condition of the Subleased Premises and the FF&E in their current “AS IS, WHERE IS” condition, without representations or warranties, express or implied, in fact or by law, of any kind, without any recourse to BRRE. During the Term, title to the FF&E shall remain with BRRE or Bluerock Holdings, as the case may be. BRG MANAGER and its Permitted Designees shall be entitled at its/their sole expense to install its/their own furnishings, fixtures, equipment, effects and property of every kind, nature and description (collectively, “Personal Property”) in the Subleased Premises, subject to the other terms and conditions hereof (and any limitations imposed by the Sublease or the Prime Lease) and provided same does not interfere with the Bluerock Entities’ rights to use the Subleased Premises or the FF&E. The Bluerock Entities shall have no liability with respect to such Personal Property.

4. Maintenance & Repairs.  Neither BRG MANAGER nor any of its Permitted Designees shall have any obligation to repair, maintain, replace or make any improvements to any portion of the Subleased Premises or the FF&E; provided, however, they shall repair any damage to the Subleased Premises or the FF&E caused by their use thereof, normal wear and tear and loss by condemnation and casualty excepted, or by the use or removal of any Personal Property. Any damage to the Subleased Premises or to any other portion of the Building directly the result of its use by BRG MANAGER or the Permitted Designees shall be their sole responsibility. BRRE shall repair and maintain the Subleased Premises in accordance with the requirements of the Sublease, and shall repair and maintain the FF&E in accordance with the requirements of the Sublease and this Agreement, subject to normal wear and tear. BRRE shall not be obligated to replace any items of the FF&E which become broken or otherwise unusable during the Term due to normal wear and tear. BRRE, and not BRG MANAGER or its Permitted Designees, shall be obligated to remove any FF&E owned by the Bluerock Entities from the Subleased Premises at the expiration of the Term; likewise, BRG MANAGER or, as applicable, its Permitted Designees (and not BRRE) shall be obligated, at its/their sole expense, to remove all Personal Property from the Subleased Premises at the expiration of the Term.

5. Alterations.  No alterations, additions or improvements in or upon the Subleased Premises (“Alterations”) shall be made by BRG MANAGER or its Permitted Designees without BRRE’s prior written consent, which may be withheld in its sole discretion. BRRE shall be permitted to make, without the consent of BRG MANAGER or, as applicable, its Permitted Designees, such Alterations to the Subleased Premises as are permissible under the Sublease; provided however BRRE’s alterations shall not unreasonably inhibit or restrict BRG MANAGER’s reasonable use of the Subleased Premises. BRG MANAGER and, as applicable, its Permitted Designees, shall comply with the provisions of the Sublease with respect to any Alterations made during the Term.

6. Rent.

a. BRG MANAGER or, as applicable, its Permitted Designee, shall be obligated to pay “Rent” to BRRE in the nature of reimbursement to BRRE of “BRG’s Share” of BRRE’s “Occupancy Costs,” as specified in this Section 6.

b. As used herein, “Occupancy Costs” shall mean collectively all of BRRE’s out-of-pocket expenses related to the Subleased Premises, including, without limitation, all rent and other amounts owing to Chevron pursuant to the Sublease, all utility expenses in connection therewith, and all other office-related expenses, including, without limitation, postage, supplies and subscriptions incurred in connection with the Subleased Premises. The parties acknowledge that the amount of Occupancy Costs for which BRG Manager or, as applicable, its Permitted Designee will be responsible will not be fixed but instead will fluctuate during the Term. BRRE agrees that Occupancy Costs shall be calculated without any mark-up by BRRE (or imposition of administrative or similar fees). BRRE further agrees that expenses associated with the Bluerock Entities’ Employees shall not constitute “Occupancy Costs” for purposes hereof.

c. “BRG’s Share” of the Occupancy Costs shall be the “Average REIT Work Percentage” (as defined below) for the calendar quarter at issue.

d. As used herein, “Employees” shall mean, respectively, the employees of the Bluerock Entities and of the REIT Entities working in the Subleased Premises during each calendar quarter.

e. Employee time shall be allocated as determined by discussion with managers and, as applicable, the respective Employee, review of available objective metrics and the following principles:

(i) Core (i.e., line) Employees who work solely on the business of the REIT Entities shall be allocated one hundred percent (100%) to the REIT; and

(ii) Core (i.e., line) Employees who work on the business of the REIT Entities and who also work on the business of the Bluerock Entities shall be allocated based on reasonable allocation principles, such as, for example, in the case of acquisition personnel, the ratio of the size or time involved in completing acquisitions for the REIT and the Bluerock Entities, or, in the case of an accountant or asset manager, the ratio of REIT to Bluerock Entities’ assets handled by such Employee.

(iii) Intentionally Omitted

f. After each calendar quarter, the Parties shall determine (in accordance with this Section 6) the percentage allocation of the respective time that Employees of the Bluerock Entities and of BRG MANAGER (or, as applicable, its Permitted Designees or the other REIT Entities) spend conducting business of, on the one hand, the Bluerock Entities and, on the other hand, the REIT Entities. The percentage of time that each Employee spends working on the business of the REIT Entities during each calendar quarter shall be referred to herein as a “REIT Work Percentage”, and the average of the REIT Work Percentages of all Employees shall be referred to herein as the “Average REIT Work Percentage.” By way of example only, if there are 3 Employees, and the REIT Work Percentage of each Employee for a calendar quarter is 30%, 50% and 80%, respectively, then the Average REIT Work Percentage for such Employees would be 53.33% (i.e., 30+50+80=160/3=53.33%) and BRG’s Share of Occupancy Costs for such calendar quarter likewise would be 53.33%.

g. BRRE shall invoice for Rent, based on BRG’s Share of Occupancy Costs, on a quarterly (calendar quarter) basis, in arrears, and BRG MANAGER or, as applicable, its Permitted Designee(s) shall remit full payment, in immediately available funds, of Rent within thirty (30) days after receipt of such invoice (each a “Quarterly Reimbursement”). The period between the date hereof and the end of the initial calendar quarter covered by the Term shall be included in said initial calendar quarter and shall not be invoiced separately.

h. BRRE shall keep complete and accurate books and records relating to the Rent charged hereunder, including the basis for calculating Rent (the “Transition Books and Records”), during the Term and for a period of three (3) years following the expiration or termination of this Agreement

(“Audit Period”). During the Term and the Audit Period, BRG MANAGER (or, as applicable, the Permitted Designee), at its own cost and expense, shall have the right to inspect the Transition Books and Records (upon reasonable, prior written notice, during normal business hours), solely for the purposes of verifying the accuracy of the invoices provided hereunder. In the event such inspection reveals a material discrepancy in the Rent invoiced, BRG MANAGER (or, as applicable, the Permitted Designee) shall promptly notify BRRE of such discrepancy and indicate the amount by which it believes the Rent invoiced exceeds the actual Rent owing. Within twenty (20) business days of receipt of notice of a discrepancy, BRRE shall (i) reimburse BRG MANAGER (or, as applicable, the Permitted Designee) for the amount of the discrepancy arising out of such inspection or (ii) notify BRG MANAGER (or, as applicable, the Permitted Designee) that it disputes the results thereof. If BRRE notifies BRG MANAGER (or, as applicable, the Permitted Designee) of a dispute, such dispute shall be resolved in accordance with the procedures set forth in Section 18 below. Any Transition Books and Records that relate to any dispute under this Section 6 shall continue to be kept by BRRE until a complete and final resolution has been reached by the parties.

7. Subordination.  This Agreement and all of its terms, covenants, representations, warranties, agreements and conditions are in all respects subject and subordinate to the Sublease (minus the Excluded Sections), which is in all respects subject and subordinate to the Prime Lease. BRG MANAGER acknowledges notice and full knowledge of all of the terms, covenants and conditions of the Sublease and the Prime Lease. The following Sections of the Sublease are collectively referred to herein as the “Excluded Sections”: (i) Sections 10 and 17; and (ii) any references in the body of the Sublease to any renewal rights, expansion or contraction rights, early termination rights, extension rights, or rights or first offer/refusal, if any. Except for the Excluded Sections, all of the terms and conditions of the Sublease, including all remedies, obligations, rights of entry, rights of enforcement, indemnifications, releases, waivers, and rights to payment or reimbursement, and definitions of an “Event of Default” thereunder, are hereby incorporated by reference and made a part hereof, provided (i) Prime Landlord shall continue to have all rights set forth in the Prime Lease and Chevron shall continue to have all rights set forth in the Sublease (notwithstanding the fact that BRG MANAGER shall also have some of those same rights under this Agreement), and (ii) BRRE shall not be deemed to have assumed any of the obligations of Chevron or Prime Landlord as a result of the incorporation of the Prime Lease and the Sublease, including, without limitation, maintenance and repair obligations, and any indemnification obligations, unless such obligations are specifically (and independently) set forth in this Agreement. Notwithstanding the foregoing, wherever it is stated that BRG MANAGER (or its Permitted Designee) shall have the “rights” of the subtenant under the Sublease, BRRE’s sole obligation to BRG MANAGER (or its Permitted Designee) with respect such rights shall be to enforce such rights against Chevron (and to use commercially reasonable efforts to have Chevron enforce its rights against Prime Landlord under the Prime Lease) for BRG MANAGER’s (or its Permitted Designee’s) benefit as provided in the following sentence. In the event of any failure or default of performance by (i) Prime Landlord under the Sublease Consent or (ii) Chevron under the Sublease or the Sublease Consent, BRRE agrees to (x) provide prompt written notice thereof, to BRG Manager (or its Permitted Designee), and (y) upon written notice from BRG MANAGER (or its Permitted Designee), to make prompt demand upon Prime Landlord or Chevron, as applicable, to perform its obligations under the Sublease Consent and/or Sublease, as applicable, and to take commercially reasonable and appropriate legal action to enforce the Sublease Consent and/or Sublease, as applicable., but if the enforcement is solely to protect BRG MANAGER (or its Permitted Designees), then BRRE shall not be obligated unless BRG MANAGER (or its Permitted Designee) indemnifies BRRE and pays all costs associated with such enforcement (including reasonable attorneys’ fees). BRG MANAGER and, as applicable, its Permitted Designee(s) agree that BRRE’s sole obligation shall be to exercise its rights and remedies against Prime Landlord or Chevron, as applicable, insofar as lawfully permissible to enforce such obligations for the benefit of BRRE as subtenant under the Sublease.

8. BRRE Obligations Under Sublease.  Subject to Section 7 hereof, during the Term, BRRE agrees to perform, fulfill, and observe all of the covenants, agreements, obligations, conditions, representations, warranties, terms and provisions imposed upon BRRE as subtenant under the Sublease and the Sublease Consent and applicable to the Subleased Premises. BRRE shall defend, indemnify and hold BRG MANAGER, its Permitted Designees, the REIT Entities and any of their officers, trustees, directors, partners, beneficiaries, joint venturers, members, and stockholders thereof (collectively, the “BRG MANAGER Indemnitees”)

harmless from and against any and all claims, liabilities, losses, judgments, penalties, actions, suits, costs, expenses and damages of any kind whatsoever (collectively, “Claims”) which any BRG MANAGER Indemnitee may incur by reason of BRRE’s failure to perform, fulfill or observe any of the covenants or agreements set forth herein or the applicable provisions set forth in the Sublease or the Sublease Consent. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, BRRE shall not modify, amend or otherwise change any provisions of the Sublease or the Sublease Consent without obtaining BRG MANAGER or, as applicable, its Permitted Designees, prior written consent, not be unreasonably withheld.

9. Termination; Early Termination.

a. This Agreement shall terminate upon the expiration or termination of the Sublease or the Prime Lease for any reason whatsoever, without any liability therefor on the part of BRRE to BRG MANAGER (or its Permitted Designee) unless such termination arose directly or indirectly out of a breach by BRRE of its obligations under the Sublease or the Sublease Consent, which breach was not triggered by a breach hereunder by BRG MANAGER (or its Permitted Designee), with the same force and effect as if the date of such termination had been provided expressly in this Agreement as the day of the expiration hereof.

b. BRG MANAGER (or, as applicable, a Permitted Designee) may, on written notice to BRRE, terminate this Agreement at any time during the Term, with the effective date of such termination being at least ninety (90) days from the date such termination notice is issued.

10. Services.  Notwithstanding any provision of this Agreement to the contrary, the only services and rights with respect to the Subleased Premises to which BRG MANAGER or its Permitted Designees are entitled hereunder are those to which BRRE is entitled under the Sublease or the Sublease Consent. The failure of the Prime Landlord to perform its obligations under the Prime Lease or the Sublease Consent, or the failure of Chevron to perform its obligations under the Sublease or the Sublease Consent, shall not be deemed a default by BRRE under this Agreement and neither BRG MANAGER nor any Permitted Designee, solely as a result thereof, shall have the right to terminate this Agreement unless BRRE elects to terminate the Sublease, which BRRE shall not be permitted to do without the consent of BRG MANAGER or, as applicable, its Permitted Designees, such consent not to be unreasonably withheld or delayed. Except to the extent due to the gross negligence or willful misconduct of BRRE or BRRE’s failure to pay amounts owing by it under the Sublease, BRRE shall have no liability for interruption of services provided to the Subleased Premises.

11. Confidentiality.

a. Each of BRRE, BRG MANAGER and, as applicable, its Permitted Designees (each a “Party”) may receive (or otherwise have access to) Confidential Information of the other Party or its Affiliates (both orally and in writing) in connection with the occupancy of the Subleased Premises. “Confidential Information” means any information, whether or not designated or containing any marking such as “Confidential,” “Proprietary,” or some similar designation, related to any Party and its services, properties, business, assets and financial condition relating to the business, finances, technology or operations of such Party or its Affiliates. Such information may include financial, technical, legal, marketing, network, and/or other business information, reports, records, or data (including, but not limited to, computer programs, code, systems, applications, analyses, passwords, procedures, output, information regarding software, sales data, vendor lists, customer lists, and employee- or customer-related information, personally identifiable information, business strategies, advertising and promotional plans, creative concepts, specifications, designs, and/or other material). Each Party agrees to treat all Confidential Information provided by the other Parties, or which such Party otherwise has access to, pursuant to this Agreement as proprietary and confidential to the other Parties, as applicable, and to hold such Confidential Information in confidence. No Party shall (without the prior written consent of the applicable other Party) disclose or permit disclosure of such Confidential Information to any third party; provided, that any Party may disclose such Confidential Information to any permitted third party subcontractors and its Affiliates’ current employees, officers, or directors, or legal or financial representatives, in each case, who have a legitimate need to know such Confidential Information and who have previously agreed in writing (including as a condition of their employment, contract or agency) to be bound by terms respecting the protection of such Confidential Information which are no less protective as the terms of this Agreement. Each Party agrees to safeguard all Confidential Information of the other Parties with at least the same degree of care as such Party uses to protect its own Confidential Information, but in no event shall such degree of care be less than a reasonable degree of care. Each Party shall not, and shall cause its Affiliates and permitted third party subcontractors not to, at any time, collect, use, sell, license, transfer, make available or disclose any other Party’s Confidential Information for its own benefit, the benefit of its Affiliates (or agents, subcontractors or representatives) or for the benefit of others. Each Party will be responsible for any violation of the confidentiality provisions of this Section 11(a) by any person or entity to whom it has disclosed Confidential Information, its subcontractors and its Affiliates’ employees, officers and directors, and legal or financial representatives. Notwithstanding the foregoing, this Section 11(a) shall not apply to any information that a Party can demonstrate (a) was, at the time of disclosure to it, in the public domain through no fault of such Party, (b) was received after disclosure to it from a third party who had a lawful right to disclose such information to it, or (c) was independently developed by the receiving Party.

b. All Confidential Information transmitted or disclosed hereunder will be and remain the property of the Party to which such Confidential Information applies, and each Party shall promptly (at the applicable Party’s sole election) destroy or return to such Party all copies thereof upon termination or expiration of this Agreement, or upon the written request of such Party; provided, that no Party shall be required to destroy any Confidential Information that is stored solely as a result of a backup created in the ordinary course of business and is not readily destroyable or that is stored on the computers of the personnel of such Party and/or its Affiliates and subject to deletion in accordance with such Party’s and/or its Affiliates’ electronic information management practices (subject to extended retention by such Party’s or its Affiliates’ compliance and legal department personnel in accordance with any applicable existing document retention/destruction policy). Upon the request of the applicable Party, the other Parties shall provide notice of any such applicable destruction in writing. As used herein, “Affiliate” means any corporation, partnership, joint venture, or other entity in which a Party owns an interest, or any person, party, corporation, partnership, joint venture or other entity which owns an interest in a Party.

12. Security Deposit.  Intentionally Omitted

13. Limitation of Liability.

a. BRRE shall not be liable to BRG MANAGER or a Permitted Designee in damages or otherwise for any breach by Prime Landlord under the Prime Lease, or Chevron under the Sublease, or those claiming under Prime Landlord, of any of the covenants, agreements, conditions, representations, warranties, terms or provisions of the Prime Lease, or those claiming under Chevron of any of the covenants, agreements, conditions, representations, warranties, terms or provisions of the Sublease.

b. BRG MANAGER and each Permitted Designee agrees that in no event shall any trustee, partner, officer, director, member, employee or agent of BRRE have any liability whatsoever with respect to any judgment, decree, or award obtained against BRRE or any succeeding owner of BRRE’s interest which is related to this Agreement, the Sublease, Sublease Consent, the Prime Lease, the Subleased Premises or BRG MANAGER’s or any Permitted Designee’s use or occupancy of the Subleased Premises, whether at law or in equity. BRRE agrees that in no event shall any trustee, partner, officer, director, member, employee or agent of BRG MANAGER and/or each Permitted Designee have any liability whatsoever with respect to any judgment, decree, or award obtained against BRG MANAGER and/or each Permitted Designee or any succeeding owner of BRG MANAGER’s and/or each Permitted Designee’s interest which is related to this Agreement, the Sublease, the Sublease Consent, the Prime Lease, the Subleased Premises or BRRE’s use or occupancy of the Subleased Premises, whether at law or in equity.

c. Notwithstanding any other provision of this Agreement or the Sublease to the contrary, BRRE shall not be liable to BRG MANAGER or any Permitted Designee for any injury or damage to persons or property for such persons resulting from (i) steam, gas, electricity, water, rain, snow or leaks from any part of the Subleased Premises, (ii) pipes, appliances, plumbing works, roof, street, or sub-surface, or (iii) any other cause of any nature, unless such damage arises directly or indirectly out of an act of gross negligence or willful misconduct of BRRE. Notwithstanding any other provision of this Agreement to the contrary, neither BRG MANAGER nor any Permitted Designee shall be liable to BRRE for any injury or damage to persons or property for such persons resulting from (i) steam, gas, electricity, water, rain, snow or leaks from any part of the Subleased Premises, (ii) pipes, appliances, plumbing works, roof, street, or sub-surface, or (iii) any other cause of any nature, unless such damage arises directly or indirectly out of an act of gross negligence or willful misconduct of BRG MANAGER or, as applicable, any Permitted Designee.

d. In no event shall BRRE be liable to BRG MANAGER or any Permitted Designee for indirect, consequential (including loss of income and profits) or punitive damages in connection with this Agreement or the Subleased Premises. In no event shall BRG MANAGER or any Permitted Designee be liable to BRRE for indirect, consequential (including loss of income and profits) or punitive damages in connection with this Agreement or the Subleased Premises.

14. Transferability.  This Agreement and the occupancy rights granted to BRG MANAGER and its Permitted Designees herein may not be assigned or transferred at any time or under any circumstances without (i) the prior written consent of BRRE, which may be withheld in BRRE’s sole discretion, and (ii) the consent of Chevron and Prime Landlord, to the extent their consent is required by the terms of the Sublease and the Prime Lease, respectively (where the consent of Chevron and Prime Landlord is required, BRRE shall expend all commercially reasonable efforts to obtain such consent(s)). Notwithstanding the foregoing to the contrary, BRG MANAGER shall have the right to assign its interests under this Agreement, without having to obtain BBRE’s consent, to any of the other REIT Entities, each of which shall be deemed a Permitted Designee.

15. Default.

a. any act or omission by (i) BRG MANAGER or, as applicable, its Permitted Designee, on the one hand and (ii) BRRE, on the other hand, that would constitute a default under the Sublease or the Prime Lease, as incorporated herein, shall, subject to the same notice and cure provisions provided in the Sublease (if any), be deemed an “Event of Default” under this Agreement.

b. any failure by BRG MANAGER or, as applicable, its Permitted Designee to perform any other obligations required to be performed under this Agreement within twenty (20) days after notice from BRRE (provided if such failure to perform cannot be cured within said twenty (20) day period, an Event of Default shall not be deemed to have occurred if BRG MANAGER or, as applicable, its Permitted Designee begins to correct the violation within said twenty (20) days and thereafter diligently pursues the correction of such violation to completion, same shall not apply to monetary defaults), shall be deemed an “Event of Default” hereunder. Any such Event of Default by BRG MANAGER or its Permitted Designee shall entitle BRRE to exercise (i) any and all remedies available to Chevron under the Sublease upon the occurrence of an event of default thereunder, or (ii) any other remedies available at law or in equity under the laws of the State of New York.

c. any failure by BRRE to perform any obligations required to be performed by BRRE under this Agreement within twenty (20) days after notice from BRG MANAGER or, as applicable, its Permitted Designee to BRRE (provided if such failure to perform cannot be cured within said twenty (20) day period, an Event of Default shall not be deemed to have occurred if BRRE begins to correct the violation within said twenty (20) days and thereafter diligently pursues the correction of such violation to completion, same shall not apply to monetary defaults), shall be deemed an “Event of Default” hereunder. Any such Event of Default by BRRE shall entitle BRG MANAGER or, as applicable, its Permitted Designee to exercise any and all remedies available at law or in equity under the laws of the State of New York.

16. Mutual Release & Indemnification.  In recognition of the joint occupancy of the Subleased Premises by BRRE and BRG MANAGER (and, as applicable, a Permitted Designee), subject to the other terms hereof (including, without limitation the provisions of Sections 8, 13 or 15), each Party covenants and agrees to release the other Party from all Claims of any nature whatsoever arising out of (i) the injury to or death of any person or damage to property, in, upon, or at the Subleased Premises; (ii) such Party’s use and occupancy of the Subleased Premises or the business conducted by such Party therein; (iii) any act by such Party or its

Indemnitees (as defined below) relating to the Subleased Premises; and (iv) the breach by such Party of any of its covenants hereunder. The foregoing notwithstanding, such release of Claims shall not apply to Claims (1) arising out of the gross negligence or willful misconduct of any Party or its Indemnitees, (2) asserted by Chevron or Prime Landlord, or any party claiming by, through or under, Chevron or Prime Landlord, arising out of or resulting from the actions, omissions, negligence or willful misconduct of any Party or its Indemnitees, (3) any Claims for which BRRE is liable pursuant to Section 8 above, (4) relating to the confidentiality provisions of Section 11 above or (5) resulting from a default by any Party of its express obligations hereunder (collectively, the “Unreleased Claims”), and each Party hereby agrees to defend, indemnify and hold harmless the other Party hereto and its Indemnitees from and against all Unreleased Claims. As used herein, the term “Indemnitees” shall mean, as applicable, the BRG MANAGER Indemnitees or the BRRE Indemnitees. As used herein, the term “BRRE Indemnitees” shall mean collectively the Bluerock Entities and any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members and stockholders thereof.

17. Brokerage Representations.  Each Party represents and warrants that it has not dealt with any broker in connection with this Agreement, and each Party will defend, indemnify and hold the other Party harmless from and against any and all Claims suffered by the indemnified party as a result of dealings with any broker.

18. Dispute Resolution.

a. Party Representatives.  Each Party will appoint a representative (a “Service Representative”) responsible for coordinating and managing their joint occupancy of the Subleased Premises, which Service Representative will have authority to act on such Party’s behalf with respect to matters relating to this Agreement. The Service Representatives will work in good faith to address any issues involving the Parties’ relationship under this Agreement.

b. Escalation Procedure.  The Parties shall attempt to resolve any dispute, controversy or claim arising out of, in connection with, or relating to this Agreement, whether sounding in contract or tort and whether arising during or after termination of this Agreement (each, a “Dispute”) in accordance with the following procedures: Upon the written request of any Party, a senior executive officer of the BRRE (or a designee of such person) and a senior executive officer of BRG MANAGER or, as applicable, its Permitted Designee (or its designee) shall meet and attempt to resolve any Dispute between them. If such Dispute is not resolved by discussions between such officers within ten (10) days after a Party’s written request was made, then any Party may commence a proceeding relating to such Dispute in accordance with Section 27 below. No Party may commence a proceeding with respect to a Dispute unless and until the foregoing procedure has been concluded with respect to the underlying Dispute.

19. Insurance.  Each Party shall obtain and maintain throughout the Term (i) commercial general liability insurance in a commercially reasonable amount, including contractual liability insurance specifically covering the indemnification obligations of each Party under this Agreement, on an occurrence basis and (ii) workers’ compensation insurance (in statutorily required amounts) and employers’ liability insurance in a commercially reasonable amount. In addition, each Party shall carry “all risk” insurance on all of its personal property in the Subleased Premises for the full insurable value thereof. All insurance maintained by the Parties pursuant to this Agreement (excluding workers’ compensation and employers’ liability insurance) shall contain waivers of subrogation endorsements in favor of the other Party hereto in connection with any matter covered by such policy, to the extent such waiver is available. Each Party hereby releases the other Party, and such other Party’s Indemnitees, from any Claims such releasing Party may have for bodily injury or death or damage to the Subleased Premises or any personal property in or about the Subleased Premises to the extent the same is covered by a policy of insurance insuring such Party; provided, however, that this waiver shall be ineffective unless consented to by the insurance company or companies issuing the insurance policies required to be maintained by each Party under this Agreement and shall be ineffective as to any such damage not covered by insurance required to be carried hereunder.

20. Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing (including a writing delivered by email transmission) and shall be deemed given (i) when delivered, if sent by registered or certified mail (return receipt requested); (ii) when delivered, if delivered personally or sent by email (with proof of transmission); or (iii) on the Business Day after deposit (with proof of deposit), if sent by overnight mail or overnight courier; in each case, unless otherwise specified or provided in this Agreement, to the Parties at the following addresses (or at such other address or fax number for a Party as will be specified by like notice):

As to BRG MANAGER:

BRG MANAGER, LLC
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: R. Ramin Kamfar
Email: rkamfar@bluerockre.com

With a copy to:

Kaplan Voekler Cunningham & Frank, PLC
1401 E Cary Street
Richmond, Virginia 23219
Attention: Richard P. Cunningham, Jr.
Email: rcunningham@kv-legal.com

As to BRRE:

Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: Michael L. Konig, Esq.
Email: mkonig@bluerockre.com

21. Amendment.  No provision of this Agreement or of any documents or instrument entered into, given or made pursuant to this Agreement may be amended, changed, waived, discharged or terminated except by an instrument in writing, signed by the Party against whom enforcement of the amendment, change, waiver, discharge or termination is sought.

22. Entire Agreement.  This Agreement (and all exhibits and schedules hereto) constitutes and contains the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, understandings, agreements and contracts, whether written or oral, among the Parties respecting the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any of the Parties which is not embodied in this Agreement, or in the attached schedules or the written certificates or instruments of assignment or conveyance delivered pursuant to this Agreement, and none of the Parties shall be bound by or liable for any alleged representations, promise, inducement or statement of intention not therein so set forth.

23. No Waiver.  No failure of any Party to exercise any power given such Party hereunder or to insist upon strict compliance by the other Parties with their obligations hereunder shall constitute a waiver of any Party’s right to demand strict compliance with the terms of this Agreement.

24. Counterparts.  This Agreement, any document or instrument entered into, given or made pursuant to this Agreement or authorized hereby, and any amendment or supplement thereto may be executed in two or more counterparts, and, when so executed, will have the same force and effect as though all signatures appeared on a single document. Any signature page of this Agreement or of such an amendment, supplement, document or instrument may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages. Any counterpart transmitted via email in format in portable document format (.pdf) shall be treated as originals for all purposes as to the parties so transmitting.

25. Payments.  Except as otherwise provided herein, payment of all amounts required by the terms of this Agreement shall be made in the United States of America and in immediately available funds of the United States of America which, at the time of payment, is accepted for the payment of all public and private obligations and debts.

26. Successors and Assigns.  This Agreement shall be binding upon and insure to the benefit of the successors and permitted assigns of the respective Parties hereto. No assignment of this Agreement, in whole or in part, shall be made without the prior written consent of the non-assigning Parties (and shall not relieve the assigning party from liability hereunder) and any purposed assignment of this Agreement in contravention of the foregoing shall be null and void ab initio.

27. Applicable Law; Venue.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of law rules and principles of that state. To the fullest extent permitted by law, the Parties hereby unconditionally and irrevocably waive and release any claim that the law of any other jurisdiction governs this Agreement. To the maximum extent permitted by applicable law, any legal suit, action or proceeding against any of the Parties hereto arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding. Each of the Parties hereby agrees to venue in such courts and hereby waives, to the fullest extent permitted by law, any claim that any such action or proceeding was brought in an inconvenient forum. Each of the Parties hereto irrevocably waives its right to a trial by jury with respect to any action, proceeding or claim arising out of or relating to this Agreement.

28. Construction of Agreement.  The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the Parties hereto. Headings at the beginning of sections of this Agreement are solely for the convenience of the Parties and are not a part of this Agreement. When required by the context, whenever the singular number is used in this Agreement, the same shall include the plural, and the plural shall include the singular, the masculine gender shall include the feminine and neuter genders, and vice versa.

29. Severability.  If any term or provision of this Agreement is determined to be illegal, unconscionable or unenforceable, all of the other terms, provisions and sections hereof will nevertheless remain effective and be in force to the fullest extent permitted by law.

30. Further Assurances.  Each of the Parties agrees to execute such instruments and take such further actions after the date hereof as may be reasonably necessary to carry out the provisions of this Agreement provided that no material additional cost or liability shall be created thereby.

31. No Third Party Beneficiary.  It is specifically understood and agreed that no person shall be a third party beneficiary under this Agreement, and that none of the provisions of this Agreement shall be for the benefit of or be enforceable by anyone other than the Parties hereto and their assignees, and that only the Parties hereto and their permitted assignees shall have rights hereunder.

32. Representations and Warranties.

a. BRRE represents and warrants that (i) the Sublease, the Sublease Consent and the Prime Lease are now in full force and effect; (ii) true and correct copies of the Prime Lease, the Sublease and the Sublease Consent (together with all available amendments related thereto) have been delivered to BRG MANAGER, and the Prime Lease, the Sublease and the Sublease Consent have not to BRRE’s knowledge been otherwise modified, amended or supplemented; (iii) it has (x) paid all rent due under the Sublease prior to the date hereof, (y) not received any notice of default by BRRE as tenant under the Sublease, which default remains uncured as of the date hereof, and (z) not given to Chevron notice of any default by Chevron as landlord under the Sublease which remains uncured as of the date hereof; (iv) it holds the entire tenant’s interest in the Subleased Premises under the Sublease, free and clear of any liens, claims, mortgages, charges or encumbrances, subleases and occupancies, other than matters to which it as tenant under the Sublease is or may be subordinate; (v) it is not in default of its obligations under the Sublease or the Sublease Consent; (vi) to the best of its knowledge, neither Prime Landlord nor Chevron is in default in any material respect of their respective obligations under the Sublease, the

Sublease Consent and/or the Prime Lease, respectively; (vii) BRRE has the right, power and authority to grant the occupancy rights in and to the Subleased Premises provided in this Agreement; (viii) it is a duly organized and validly existing limited liability company under the laws of the State of Delaware, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary; and (ix) upon the execution of this Agreement by BRRE and BRG MANAGER, this Agreement shall constitute a valid and legally binding obligation of BRRE.

b. BRG MANAGER represents and warrants that (i) it is a duly organized and validly existing limited liability company under the laws of the State of Delaware, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary; (ii) subject to receipt of Prime Landlord’s and Chevron’s consent to the extent same is required by the terms of the Sublease and the Prime Lease, respectively, it has the right, power and authority to enter into this Agreement and perform its obligations hereunder; and (iii) upon the execution of this Agreement by BRG MANAGER and BRRE, this Agreement shall constitute a valid and legally binding obligation of BRG MANAGER.

33. Force Majeure.  In any case where either Party is required to do any act, the time for the performance thereof shall be extended by a period equal to any delay caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, terrorism, governmental regulations, or other cause beyond such Party’s reasonable control, whether such times are designated by a fixed time or a “reasonable time”. This clause shall not be applicable to the payment of Rent of any other sums due hereunder.

34. Parking.  BRG MANAGER or, as applicable, its Permitted Designee shall have the joint-right to use together with BRRE, on an unassigned, non-exclusive basis, any available surface parking and covered parking spaces which are presently designated for use by BRRE as tenant under the Sublease, if any.

35. Signage.  Subject to Prime Landlord’s approval, BRG MANAGER or, as applicable, its Permitted Designee shall have the right to add its name to the building directory located in the lobby of the Building and shall have the right to install, at its own cost, building standard identification at the entrance to the Subleased Premises.

36. Holding Over.  If BRG MANAGER or, as applicable, its Permitted Designee remains in the Subleased Premises after the expiration of the Term (or after any earlier termination provided for herein), without executing a new lease, BRRE shall have the right to deem BRG MANAGER or, as applicable, its Permitted Designee to be occupying the Premises as a tenant from month to month and the Rent for each month will be one hundred percent (100%) of the monthly pro-rated Rent payable for the last calendar quarter of the Term of the Lease for the first month after expiration and thereafter will be two hundred percent (200%) of the monthly pro-rated Rent payable for the last calendar quarter of the Term. This provision shall not preclude BRRE from terminating this Agreement or recovering any and all damages BRRE may incur as a result of BRG MANAGER’s or, as applicable, its Permitted Designee’s failure to timely vacate the Subleased Premises or from exercising any other right or remedy it may have hereunder.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

BRRE:

BLUEROCK REAL ESTATE, L.L.C.,
a Delaware limited liability company

By:
Name:
Title:

BRG MANAGER:

BRG MANAGER, LLC,
a Delaware limited liability company

By:
Name:
Title:

JOINDER:

BLUEROCK REAL ESTATE HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

APPENDIX H

[NOTE: THIS AGREEMENT SHALL BE EXECUTED AND DATED ON THE DATE OF CLOSING UNDER THE CONTRIBUTION AGREEMENT.]

SUBLEASE

THIS SUBLEASE (the “Agreement”) is made and entered into effective as of [          ], 2017, by and between BLUEROCK REAL ESTATE, L.L.C., a Delaware limited liability company (“BRRE”), and BRG MANAGER, LLC, a Delaware limited liability company (“BRG MANAGER”).

RECITALS

American Center LLC, a Michigan limited liability company (“Prime Landlord”), as prime landlord, and Grant Thornton LLP, an Illinois limited liability partnership (“Grant Thornton”), as prime tenant, entered into that certain Lease dated August 12, 2002, as amended from time to time (as amended, the “Prime Lease”), for the lease by Subtenant of (inter alia) certain space located on the 9th floor (the “Subleased Premises”) in that certain building known as “American Center” located at 27777 Franklin Road, Southfield, Michigan 48034 (the “Building”).

Grant Thornton, as sub-landlord, and BRRE, as sub-tenant, entered into that certain Sublease Agreement in 2012 (the “Sublease”) for the entirety of the Subleased Premises. Prime Landlord, Grant Thornton and BRRE entered into that certain Consent to Office Building Sublease dated October 31, 2012 with respect to the Sublease (the “Sublease Consent”). BRRE has a remaining term under the Sublease through November 28, 2017.

Pursuant to that certain Management Agreement (the “Management Agreement”), dated as of April 2, 2014, among BRG MANAGER, as one party, and Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “REIT”), and Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “OP” and, together with the REIT, the “Company”), as the other party, BRG MANAGER is obligated to administer the business activities and day-to-day operations of the Company and perform certain additional services for the Company.

BRG MANAGER, BRRE and Bluerock Real Estate Holdings, LLC, a Delaware limited liability company (“Bluerock Holdings” and, together with BRRE, the “Bluerock Entities”) entered into an Overhead Sharing Agreement dated effective as of April 2, 2014, whereby the Bluerock Entities agreed to provide or cause to be provided to BRG MANAGER the services and use of assets reasonably necessary to enable BRG Manager to perform its obligations to the Company pursuant to the Management Agreement.

BRRE desires to formally memorialize through this Agreement the right of BRG MANAGER (or its successors, assigns and/or designees, as limited herein) to share occupancy of the Subleased Premises on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations set forth in this Sublease and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Term.  BRRE covenants and agrees that BRG MANAGER and its Permitted Designees (as defined in Section 2 below) shall have the right to use and occupy the entirety of the Subleased Premises and the FF&E (as defined in Section 3 below), not on an exclusive basis but in joint occupancy with BRRE, including with the Bluerock Entities’ employees and invitees, for a term (the “Term”) commencing on the date hereof and ending at 12:00 midnight on November 28, 2017, unless earlier terminated as set forth below. BRG MANAGER acknowledges that neither it nor its Permitted Designees (as defined in Section 2 below) shall have exclusive use of any portion of the Subleased Premises or the FF&E. BRRE covenants that BRG MANAGER and its Permitted Designees shall have access to the Subleased Premises at all times that access to the Building is available pursuant to the terms of the Sublease.

2. Permitted Designees; Use.  BRG Manager and its Permitted Designees shall use the Subleased Premises only for general office purposes to conduct the business of the Company, Bluerock TRS Holdings, LLC, a Delaware limited liability company (“TRS”), Bluerock REIT Operator, LLC (“REIT Operator”) or

any affiliate thereof engaged in the business of the Company (together with BRG Manager, collectively, the “REIT Entities”). The rights of BRG MANAGER or its Permitted Designees in and to the Subleased Premises shall include their respective employees, agents and/or invitees; provided, however, in no event shall BRG MANAGER or its Permitted Designees cause or permit the Subleased Premises to be used or occupied for any illegal purposes, in any unlawful or illegal manner, in any manner to create any nuisance or trespass or in violation of the requirements of the Sublease or the Prime Lease, copies of which (and all amendments thereto) shall be provided to BRG MANAGER. BRG MANAGER and, as applicable, its Permitted Designees shall fully and completely comply with any and all rules and regulations for use of the Subleased Premises or the Building established pursuant to the Sublease or the Prime Lease (and any and all changes or amendments thereto). All parties shall use best efforts to at all times minimize any interference with the business operations and use and occupancy of the Subleased Premises by the other parties hereto. “Permitted Designees” as used in this Agreement shall mean any successor to or assignee of BRG MANAGER with respect to the sub-tenancy rights granted under this Agreement.

3. Delivery of Subleased Premises; FF&E.  BRRE has delivered the Subleased Premises to BRG MANAGER on the date hereof in its current “as-is” condition. During the Term, BRG MANAGER and its Permitted Designees shall have the beneficial use of the furniture, fixtures, and equipment located within the Subleased Premises (whether owned by the Bluerock Entities or Grant Thornton) (collectively, “FF&E”). BRG MANAGER represents and warrants to BRRE that it has inspected the Subleased Premises and the FF&E prior to the date hereof and satisfied itself with the condition thereof. BRG MANAGER accepts the condition of the Subleased Premises and the FF&E in their current “AS IS, WHERE IS” condition, without representations or warranties, express or implied, in fact or by law, of any kind, without any recourse to BRRE. During the Term, title to the FF&E shall remain with BRRE or Bluerock Holdings or Grant Thornton, as the case may be. BRG MANAGER and its Permitted Designees shall be entitled at its/their sole expense to install its/their own furnishings, fixtures, equipment, effects and property of every kind, nature and description (collectively, “Personal Property”) in the Subleased Premises, subject to the other terms and conditions hereof (and any limitations imposed by the Sublease or the Prime Lease) and provided same does not interfere with the Bluerock Entities’ rights to use the Subleased Premises or the FF&E. The Bluerock Entities shall have no liability with respect to such Personal Property.

4. Maintenance & Repairs.  Neither BRG MANAGER nor any of its Permitted Designees shall have any obligation to repair, maintain, replace or make any improvements to any portion of the Subleased Premises or the FF&E; provided, however, they shall repair any damage to the Subleased Premises or the FF&E caused by their use thereof, reasonable wear and tear and loss by condemnation and casualty excepted, or by the use or removal of any Personal Property. Any damage to the Subleased Premises or to any other portion of the Building directly the result of its use by BRG MANAGER or the Permitted Designees shall be their sole responsibility. BRRE shall repair and maintain the Subleased Premises in accordance with the requirements of the Sublease, and shall repair and maintain the FF&E in accordance with the requirements of the Sublease and this Agreement, subject to reasonable wear and tear. BRRE shall not be obligated to replace any items of the FF&E which become broken or otherwise unusable during the Term due to reasonable wear and tear. BRRE, and not BRG MANAGER or its Permitted Designees, shall be obligated to remove any FF&E owned by the Bluerock Entities from the Subleased Premises at the expiration of the Term; likewise, BRG MANAGER or, as applicable, its Permitted Designees (and not BRRE) shall be obligated, at its/their sole expense, to remove all Personal Property from the Subleased Premises at the expiration of the Term.

5. Alterations.  No alterations, additions or improvements in or upon the Subleased Premises (“Alterations”) shall be made by BRG MANAGER or its Permitted Designees without BRRE’s prior written consent, which may be withheld in its sole discretion. BRRE shall be permitted to make, without the consent of BRG MANAGER or, as applicable, its Permitted Designees, such Alterations to the Subleased Premises as are permissible under the Sublease; provided however BRRE’s alterations shall not unreasonably inhibit or restrict BRG MANAGER’s reasonable use of the Subleased Premises. BRG MANAGER and, as applicable, its Permitted Designees, shall comply with the provisions of the Sublease with respect to any Alterations made during the Term.

6. Rent.

a. BRG MANAGER or, as applicable, its Permitted Designee, shall be obligated to pay “Rent” to BRRE in the nature of reimbursement to BRRE of “BRG’s Share” of BRRE’s “Occupancy Costs,” as specified in this Section 6.

b. As used herein, “Occupancy Costs” shall mean collectively all of BRRE’s out-of-pocket expenses related to the Subleased Premises, including, without limitation, all rent and other amounts owing to Grant Thornton pursuant to the Sublease, all utility expenses in connection therewith, and all other office-related expenses, including, without limitation, postage, supplies and subscriptions incurred in connection with the Subleased Premises. The parties acknowledge that the amount of Occupancy Costs for which BRG Manager or, as applicable, its Permitted Designee will be responsible will not be fixed but instead will fluctuate during the Term. BRRE agrees that Occupancy Costs shall be calculated without any mark-up by BRRE (or imposition of administrative or similar fees). BRRE further agrees that expenses associated with the Bluerock Entities’ Employees shall not constitute “Occupancy Costs” for purposes hereof.

c. “BRG’s Share” of the Occupancy Costs shall be the “Average REIT Work Percentage” (as defined below) for the calendar quarter at issue.

d. As used herein, “Employees” shall mean, respectively, the employees of the Bluerock Entities and of the REIT Entities working in the Subleased Premises during each calendar quarter.

e. Employee time shall be allocated as determined by discussion with managers and, as applicable, the respective Employee, review of available objective metrics and the following principles:

(i) Core (i.e., line) Employees who work solely on the business of the REIT Entities shall be allocated one hundred percent (100%) to the REIT; and

(ii) Core (i.e., line) Employees who work on the business of the REIT Entities and who also work on the business of the Bluerock Entities shall be allocated based on reasonable allocation principles, such as, for example, in the case of acquisition personnel, the ratio of the size or time involved in completing acquisitions for the REIT and the Bluerock Entities, or, in the case of an accountant or asset manager, the ratio of REIT to Bluerock Entities’ assets handled by such Employee.

(iii) Intentionally Omitted

f. After each calendar quarter, the Parties shall determine (in accordance with this Section 6) the percentage allocation of the respective time that Employees of the Bluerock Entities and of BRG MANAGER (or, as applicable, its Permitted Designees or the other REIT Entities) spend conducting business of, on the one hand, the Bluerock Entities and, on the other hand, the REIT Entities. The percentage of time that each Employee spends working on the business of the REIT Entities during each calendar quarter shall be referred to herein as a “REIT Work Percentage”, and the average of the REIT Work Percentages of all Employees shall be referred to herein as the “Average REIT Work Percentage.” By way of example only, if there are 3 Employees, and the REIT Work Percentage of each Employee for a calendar quarter is 30%, 50% and 80%, respectively, then the Average REIT Work Percentage for such Employees would be 53.33% (i.e., 30+50+80=160/3=53.33%) and BRG’s Share of Occupancy Costs for such calendar quarter likewise would be 53.33%.

g. BRRE shall invoice for Rent, based on BRG’s Share of Occupancy Costs, on a quarterly (calendar quarter) basis, in arrears, and BRG MANAGER or, as applicable, its Permitted Designee(s) shall remit full payment, in immediately available funds, of Rent within thirty (30) days after receipt of such invoice (each a “Quarterly Reimbursement”). The period between the date hereof and the end of the initial calendar quarter covered by the Term shall be included in said initial calendar quarter and shall not be invoiced separately.

h. BRRE shall keep complete and accurate books and records relating to the Rent charged hereunder, including the basis for calculating Rent (the “Transition Books and Records”), during the

Term and for a period of three (3) years following the expiration or termination of this Agreement (“Audit Period”). During the Term and the Audit Period, BRG MANAGER (or, as applicable, the Permitted Designee), at its own cost and expense, shall have the right to inspect the Transition Books and Records (upon reasonable, prior written notice, during normal business hours), solely for the purposes of verifying the accuracy of the invoices provided hereunder. In the event such inspection reveals a material discrepancy in the Rent invoiced, BRG MANAGER (or, as applicable, the Permitted Designee) shall promptly notify BRRE of such discrepancy and indicate the amount by which it believes the Rent invoiced exceeds the actual Rent owing. Within twenty (20) business days of receipt of notice of a discrepancy, BRRE shall (i) reimburse BRG MANAGER (or, as applicable, the Permitted Designee) for the amount of the discrepancy arising out of such inspection or (ii) notify BRG MANAGER (or, as applicable, the Permitted Designee) that it disputes the results thereof. If BRRE notifies BRG MANAGER (or, as applicable, the Permitted Designee) of a dispute, such dispute shall be resolved in accordance with the procedures set forth in Section 18 below. Any Transition Books and Records that relate to any dispute under this Section 6 shall continue to be kept by BRRE until a complete and final resolution has been reached by the parties.

7. Subordination.  This Agreement and all of its terms, covenants, representations, warranties, agreements and conditions are in all respects subject and subordinate to the Sublease (minus the Excluded Sections), which is in all respects subject and subordinate to the Prime Lease. BRG MANAGER acknowledges notice and full knowledge of all of the terms, covenants and conditions of the Sublease and the Prime Lease. The following Sections of the Sublease are collectively referred to herein as the “Excluded Sections”: (i) Sections 5(d) (Security Deposit), 10 (No Assignment or Subletting), 14 (Conditions to Agreement of Sublease), 24 (Early Access) and 25 (Early Termination); and (ii) any references in the body of the Sublease to any renewal rights (including those contained in Section 2 of the Sublease), expansion or contraction rights, early termination rights, extension rights, or rights or first offer/refusal (including those contained in Section 20 of the Sublease (for the Grant Thornton-owned FF&E) and in Section 26 thereof), if any. Except for the Excluded Sections, all of the terms and conditions of the Sublease, including all remedies, obligations, rights of entry, rights of enforcement, indemnifications, releases, waivers, and rights to payment or reimbursement, and definitions of a “Default” or an “Event of Default” thereunder, are hereby incorporated by reference and made a part hereof, provided (i) Prime Landlord shall continue to have all rights set forth in the Prime Lease and Grant Thornton shall continue to have all rights set forth in the Sublease (notwithstanding the fact that BRG MANAGER shall also have some of those same rights under this Agreement), and (ii) BRRE shall not be deemed to have assumed any of the obligations of Grant Thornton or Prime Landlord as a result of the incorporation of the Prime Lease and the Sublease, including, without limitation, maintenance and repair obligations, and any indemnification obligations, unless such obligations are specifically (and independently) set forth in this Agreement. Notwithstanding the foregoing, wherever it is stated that BRG MANAGER (or its Permitted Designee) shall have the “rights” of the subtenant under the Sublease, BRRE’s sole obligation to BRG MANAGER (or its Permitted Designee) with respect such rights shall be to enforce such rights against Grant Thornton (and to use commercially reasonable efforts to have Grant Thornton enforce its rights against Prime Landlord under the Prime Lease) for BRG MANAGER’s (or its Permitted Designee’s) benefit as provided in the following sentence. In the event of any failure or default of performance by (i) Prime Landlord under the Sublease Consent or (ii) Grant Thornton under the Sublease or the Sublease Consent, BRRE agrees to (x) provide prompt written notice thereof to BRG MANAGER (or its Permitted Designee), and (y) upon written notice from BRG MANAGER (or its Permitted Designee), to make prompt demand upon Prime Landlord or Grant Thornton, as applicable, to perform its obligations under the Sublease Consent and/or Sublease, as applicable, and to take commercially reasonable and appropriate legal action to enforce the Sublease Consent and/or Sublease, as applicable, but if the enforcement is solely to protect BRG MANAGER (or its Permitted Designees), then BRRE shall not be obligated unless BRG MANAGER (or its Permitted Designee) indemnifies BRRE and pays all costs associated with such enforcement (including reasonable attorneys’ fees). BRG MANAGER and, as applicable, its Permitted Designee(s) agree that BRRE’s sole obligation shall be to exercise its rights and remedies against Prime Landlord or Grant Thornton, as applicable, insofar as lawfully permissible to enforce such obligations for the benefit of BRRE as subtenant under the Sublease.

8. BRRE Obligations Under Sublease.  Subject to Section 7 hereof, during the Term, BRRE agrees to perform, fulfill, and observe all of the covenants, agreements, obligations, conditions, representations, warranties, terms and provisions imposed upon BRRE as subtenant under the Sublease and the Sublease Consent and applicable to the Subleased Premises. BRRE shall defend, indemnify and hold BRG MANAGER, its Permitted Designees, the REIT Entities and any of their officers, trustees, directors, partners, beneficiaries, joint venturers, members, and stockholders thereof (collectively, the “BRG MANAGER Indemnitees”) harmless from and against any and all claims, liabilities, losses, judgments, penalties, actions, suits, costs, expenses and damages of any kind whatsoever (collectively, “Claims”) which any BRG MANAGER Indemnitee may incur by reason of BRRE’s failure to perform, fulfill or observe any of the covenants or agreements set forth herein or the applicable provisions set forth in the Sublease or the Sublease Consent. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, BRRE shall not modify, amend or otherwise change any provisions of the Sublease or the Sublease Consent without obtaining BRG MANAGER or, as applicable, its Permitted Designees, prior written consent, not be unreasonably withheld.

9. Termination; Early Termination.

a. This Agreement shall terminate upon the expiration or termination of the Sublease or the Prime Lease for any reason whatsoever, without any liability therefor on the part of BRRE to BRG MANAGER (or its Permitted Designee) unless such termination arose directly or indirectly out of a breach by BRRE of its obligations under the Sublease or the Sublease Consent, which breach was not triggered by a breach hereunder by BRG MANAGER (or its Permitted Designee), with the same force and effect as if the date of such termination had been provided expressly in this Agreement as the day of the expiration hereof.

b. BRG MANAGER (or, as applicable, a Permitted Designee) may, on written notice to BRRE, terminate this Agreement at any time during the Term, with the effective date of such termination being at least ninety (90) days from the date such termination notice is issued.

10. Services.  Notwithstanding any provision of this Agreement to the contrary, the only services and rights with respect to the Subleased Premises to which BRG MANAGER or its Permitted Designees are entitled hereunder are those to which BRRE is entitled under the Sublease or the Sublease Consent. The failure of the Prime Landlord to perform its obligations under the Prime Lease or the Sublease Consent, or the failure of Grant Thornton to perform its obligations under the Sublease or the Sublease Consent, shall not be deemed a default by BRRE under this Agreement and neither BRG MANAGER nor any Permitted Designee, solely as a result thereof, shall have the right to terminate this Agreement unless BRRE elects to terminate the Sublease, which BRRE shall not be permitted to do without the consent of BRG MANAGER or, as applicable, its Permitted Designees, such consent not to be unreasonably withheld or delayed. Except to the extent due to the gross negligence or willful misconduct of BRRE or BRRE’s failure to pay amounts owing by it under the Sublease, BRRE shall have no liability for interruption of services provided to the Subleased Premises.

11. Confidentiality.

a. Each of BRRE, BRG MANAGER and, as applicable, its Permitted Designees (each a “Party”) may receive (or otherwise have access to) Confidential Information of the other Party or its Affiliates (both orally and in writing) in connection with the occupancy of the Subleased Premises. “Confidential Information” means any information, whether or not designated or containing any marking such as “Confidential,” “Proprietary,” or some similar designation, related to any Party and its services, properties, business, assets and financial condition relating to the business, finances, technology or operations of such Party or its Affiliates. Such information may include financial, technical, legal, marketing, network, and/or other business information, reports, records, or data (including, but not limited to, computer programs, code, systems, applications, analyses, passwords, procedures, output, information regarding software, sales data, vendor lists, customer lists, and employee- or customer-related information, personally identifiable information, business strategies, advertising and promotional plans, creative concepts, specifications, designs, and/or other material). Each Party agrees to treat all Confidential Information provided by the other Parties, or which such Party otherwise has access to, pursuant to this Agreement as proprietary and confidential to the other Parties, as applicable, and to hold such Confidential Information in confidence. No Party shall (without the prior written consent of the applicable other Party) disclose or permit disclosure of such Confidential Information to any third party; provided, that any Party may disclose such Confidential Information to any permitted third party subcontractors and its Affiliates’ current employees, officers, or directors, or legal or financial representatives, in each case, who have a legitimate need to know such Confidential Information and who have previously agreed in writing (including as a condition of their employment, contract or agency) to be bound by terms respecting the protection of such Confidential Information which are no less protective as the terms of this Agreement. Each Party agrees to safeguard all Confidential Information of the other Parties with at least the same degree of care as such Party uses to protect its own Confidential Information, but in no event shall such degree of care be less than a reasonable degree of care. Each Party shall not, and shall cause its Affiliates and permitted third party subcontractors not to, at any time, collect, use, sell, license, transfer, make available or disclose any other Party’s Confidential Information for its own benefit, the benefit of its Affiliates (or agents, subcontractors or representatives) or for the benefit of others. Each Party will be responsible for any violation of the confidentiality provisions of this Section 11(a) by any person or entity to whom it has disclosed Confidential Information, its subcontractors and its Affiliates’ employees, officers and directors, and legal or financial representatives. Notwithstanding the foregoing, this Section 11(a) shall not apply to any information that a Party can demonstrate (a) was, at the time of disclosure to it, in the public domain through no fault of such Party, (b) was received after disclosure to it from a third party who had a lawful right to disclose such information to it, or (c) was independently developed by the receiving Party.

b. All Confidential Information transmitted or disclosed hereunder will be and remain the property of the Party to which such Confidential Information applies, and each Party shall promptly (at the applicable Party’s sole election) destroy or return to such Party all copies thereof upon termination or expiration of this Agreement, or upon the written request of such Party; provided, that no Party shall be required to destroy any Confidential Information that is stored solely as a result of a backup created in the ordinary course of business and is not readily destroyable or that is stored on the computers of the personnel of such Party and/or its Affiliates and subject to deletion in accordance with such Party’s and/or its Affiliates’ electronic information management practices (subject to extended retention by such Party’s or its Affiliates’ compliance and legal department personnel in accordance with any applicable existing document retention/destruction policy). Upon the request of the applicable Party, the other Parties shall provide notice of any such applicable destruction in writing. As used herein, “Affiliate” means any corporation, partnership, joint venture, or other entity in which a Party owns an interest, or any person, party, corporation, partnership, joint venture or other entity which owns an interest in a Party.

12. Security Deposit. Intentionally Omitted

13. Limitation of Liability.

a. BRRE shall not be liable to BRG MANAGER or a Permitted Designee in damages or otherwise for any breach by Prime Landlord under the Prime Lease, or Grant Thornton under the Sublease, or those claiming under Prime Landlord of any of the covenants, agreements, conditions, representations, warranties, terms or provisions of the Prime Lease, or those claiming under Grant Thornton of any of the covenants, agreements, conditions, representations, warranties, terms or provisions of the Sublease.

b. BRG MANAGER and each Permitted Designee agrees that in no event shall any trustee, partner, officer, director, member, employee or agent of BRRE have any liability whatsoever with respect to any judgment, decree, or award obtained against BRRE or any succeeding owner of BRRE’s interest which is related to this Agreement, the Sublease, Sublease Consent, the Prime Lease, the Subleased Premises or BRG MANAGER’s or any Permitted Designee’s use or occupancy of the Subleased Premises, whether at law or in equity. BRRE agrees that in no event shall any trustee, partner, officer, director, member, employee or agent of BRG MANAGER and/or each Permitted Designee have any liability whatsoever with respect to any judgment, decree, or award obtained against BRG MANAGER and/or each Permitted Designee or any succeeding owner of BRG MANAGER’s and/or each Permitted Designee’s interest which is related to this Agreement, the Sublease, the Sublease Consent, the Prime Lease, the Subleased Premises or BRRE’s use or occupancy of the Subleased Premises, whether at law or in equity.

c. Notwithstanding any other provision of this Agreement or the Sublease to the contrary, BRRE shall not be liable to BRG MANAGER or any Permitted Designee for any injury or damage to persons or property for such persons resulting from (i) steam, gas, electricity, water, rain, snow or leaks from any part of the Subleased Premises, (ii) pipes, appliances, plumbing works, roof, street, or sub-surface, or (iii) any other cause of any nature, unless such damage arises directly or indirectly out of an act of gross negligence or willful misconduct of BRRE. Notwithstanding any other provision of this Agreement to the contrary, neither BRG MANAGER nor any Permitted Designee shall be liable to BRRE for any injury or damage to persons or property for such persons resulting from (i) steam, gas, electricity, water, rain, snow or leaks from any part of the Subleased Premises, (ii) pipes, appliances, plumbing works, roof, street, or sub-surface, or (iii) any other cause of any nature, unless such damage arises directly or indirectly out of an act of gross negligence or willful misconduct of BRG MANAGER or, as applicable, any Permitted Designee.

d. In no event shall BRRE be liable to BRG MANAGER or any Permitted Designee for indirect, consequential (including loss of income and profits) or punitive damages in connection with this Agreement or the Subleased Premises. In no event shall BRG MANAGER or any Permitted Designee be liable to BRRE for indirect, consequential (including loss of income and profits) or punitive damages in connection with this Agreement or the Subleased Premises.

14. Transferability.  This Agreement and the occupancy rights granted to BRG MANAGER and its Permitted Designees herein may not be assigned or transferred at any time or under any circumstances without (i) the prior written consent of BRRE, which may be withheld in BRRE’s sole discretion, and (ii) the consent of Grant Thornton and Prime Landlord, to the extent their consent is required by the terms of the Sublease and the Prime Lease, respectively (where the consent of Grant Thornton and Prime Landlord is required, BRRE shall expend all commercially reasonable efforts to obtain such consent(s)). Notwithstanding the foregoing to the contrary, BRG MANAGER shall have the right to assign its interests under this Agreement, without having to obtain BBRE’s consent, to any of the other REIT Entities, each of which shall be deemed a Permitted Designee.

15. Default.

a. any act or omission by (i) BRG MANAGER or, as applicable, its Permitted Designee, on the one hand and (ii) BRRE, on the other hand, that would constitute a default under the Sublease or the Prime Lease, as incorporated herein, shall, subject to the same notice and cure provisions provided in the Sublease (if any), be deemed an “Event of Default” under this Agreement.

b. any failure by BRG MANAGER or, as applicable, its Permitted Designee to perform any obligations required to be performed under this Agreement within twenty (20) days after notice from BRRE (provided if such failure to perform cannot be cured within said twenty (20) day period, an Event of Default shall not be deemed to have occurred if BRG MANAGER or, as applicable, its Permitted Designee begins to correct the violation within said twenty (20) days and thereafter diligently pursues the correction of such violation to completion, same shall not apply to monetary defaults), shall be deemed an “Event of Default” hereunder. Any such Event of Default by BRG MANAGER or its Permitted Designee shall entitle BRRE to exercise (i) any and all remedies available to Grant Thornton under the Sublease upon the occurrence of an event of default thereunder, or (ii) any other remedies available at law or in equity under the laws of the State of Michigan.

c. any failure by BRRE to perform any obligations required to be performed by BRRE under this Agreement within twenty (20) days after notice from BRG MANAGER or, as applicable, its Permitted Designee to BRRE (provided if such failure to perform cannot be cured within said twenty (20) day period, an Event of Default shall not be deemed to have occurred if BRRE begins to correct the violation within said twenty (20) days and thereafter diligently pursues the correction of such violation to completion, same shall not apply to monetary defaults), shall be deemed an “Event of Default”

hereunder. Any such Event of Default by BRRE shall entitle BRG MANAGER or, as applicable, its Permitted Designee to exercise any and all remedies available at law or in equity under the laws of the State of Michigan.

16. Mutual Release & Indemnification.  In recognition of the joint occupancy of the Subleased Premises by BRRE and BRG MANAGER (and, as applicable, a Permitted Designee), subject to the other terms hereof (including, without limitation the provisions of Sections 8, 13 or 15), each Party covenants and agrees to release the other Party from all Claims of any nature whatsoever arising out of (i) the injury to or death of any person or damage to property, in, upon, or at the Subleased Premises; (ii) such Party’s use and occupancy of the Subleased Premises or the business conducted by such Party therein; (iii) any act by such Party or its Indemnitees (as defined below) relating to the Subleased Premises; and (iv) the breach by such Party of any of its covenants hereunder. The foregoing notwithstanding, such release of Claims shall not apply to Claims (1) arising out of the gross negligence or willful misconduct of any Party or its Indemnitees, (2) asserted by Grant Thornton or Prime Landlord, or any party claiming by, through or under, Grant Thornton or Prime Landlord, arising out of or resulting from the actions, omissions, negligence or willful misconduct of any Party or its Indemnitees, (3) any Claims for which BRRE is liable pursuant to Section 8 above, (4) relating to the confidentiality provisions of Section 11 above or (5) resulting from a default by any Party of its express obligations hereunder (collectively, the “Unreleased Claims”), and each Party hereby agrees to defend, indemnify and hold harmless the other Party hereto and its Indemnitees from and against all Unreleased Claims. As used herein, the term “Indemnitees” shall mean, as applicable, the BRG MANAGER Indemnitees or the BRRE Indemnitees. As used herein, the term “BRRE Indemnitees” shall mean collectively the Bluerock Entities and any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members and stockholders thereof.

17. Brokerage Representations.  Each Party represents and warrants that it has not dealt with any broker in connection with this Agreement, and each Party will defend, indemnify and hold the other Party harmless from and against any and all Claims suffered by the indemnified party as a result of dealings with any broker.

18. Dispute Resolution.

a. Party Representatives.  Each Party will appoint a representative (a “Service Representative”) responsible for coordinating and managing their joint occupancy of the Subleased Premises, which Service Representative will have authority to act on such Party’s behalf with respect to matters relating to this Agreement. The Service Representatives will work in good faith to address any issues involving the Parties’ relationship under this Agreement.

b. Escalation Procedure.  The Parties shall attempt to resolve any dispute, controversy or claim arising out of, in connection with, or relating to this Agreement, whether sounding in contract or tort and whether arising during or after termination of this Agreement (each, a “Dispute”) in accordance with the following procedures: Upon the written request of any Party, a senior executive officer of the BRRE (or a designee of such person) and a senior executive officer of BRG MANAGER or, as applicable, its Permitted Designee (or its designee) shall meet and attempt to resolve any Dispute between them. If such Dispute is not resolved by discussions between such officers within ten (10) days after a Party’s written request was made, then any Party may commence a proceeding relating to such Dispute in accordance with Section 27 below. No Party may commence a proceeding with respect to a Dispute unless and until the foregoing procedure has been concluded with respect to the underlying Dispute.

19. Insurance.  Each Party shall obtain and maintain throughout the Term (i) commercial general liability insurance in a commercially reasonable amount, including contractual liability insurance specifically covering the indemnification obligations of each Party under this Agreement, on an occurrence basis and (ii) workers’ compensation insurance (in statutorily required amounts) and employers’ liability insurance in a commercially reasonable amount. In addition, each Party shall carry “all risk” insurance on all of its personal property in the Subleased Premises for the full insurable value thereof. All insurance maintained by the Parties pursuant to this Agreement (excluding workers’ compensation and employers’ liability insurance) shall contain waivers of subrogation endorsements in favor of the other Party hereto in connection with any matter covered by such policy, to the extent such waiver is available. Each Party hereby releases the other Party, and such other Party’s Indemnitees, from any Claims such releasing Party may have for bodily injury or death or damage to the Subleased Premises or any personal property in or about the Subleased Premises to the extent the same is covered by a policy of insurance insuring such Party; provided, however, that this waiver shall be ineffective unless consented to by the insurance company or companies issuing the insurance policies required to be maintained by each Party under this Agreement and shall be ineffective as to any such damage not covered by insurance required to be carried hereunder.

20. Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing (including a writing delivered by email transmission) and shall be deemed given (i) when delivered, if sent by registered or certified mail (return receipt requested); (ii) when delivered, if delivered personally or sent by email (with proof of transmission); or (iii) on the Business Day after deposit (with proof of deposit), if sent by overnight mail or overnight courier; in each case, unless otherwise specified or provided in this Agreement, to the Parties at the following addresses (or at such other address or fax number for a Party as will be specified by like notice):

As to BRG MANAGER:

BRG MANAGER, LLC
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: R. Ramin Kamfar
Email: rkamfar@bluerockre.com

With a copy to:

Kaplan Voekler Cunningham & Frank, PLC
1401 E Cary Street
Richmond, Virginia 23219
Attention: Richard P. Cunningham, Jr.
Email: rcunningham@kv-legal.com

As to BRRE:

Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: Michael L. Konig, Esq.
Email: mkonig@bluerockre.com

21. Amendment.  No provision of this Agreement or of any documents or instrument entered into, given or made pursuant to this Agreement may be amended, changed, waived, discharged or terminated except by an instrument in writing, signed by the Party against whom enforcement of the amendment, change, waiver, discharge or termination is sought.

22. Entire Agreement.  This Agreement (and all exhibits and schedules hereto) constitutes and contains the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, understandings, agreements and contracts, whether written or oral, among the Parties respecting the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any of the Parties which is not embodied in this Agreement, or in the attached schedules or the written certificates or instruments of assignment or conveyance delivered pursuant to this Agreement, and none of the Parties shall be bound by or liable for any alleged representations, promise, inducement or statement of intention not therein so set forth.

23. No Waiver.  No failure of any Party to exercise any power given such Party hereunder or to insist upon strict compliance by the other Parties with their obligations hereunder shall constitute a waiver of any Party’s right to demand strict compliance with the terms of this Agreement.

24. Counterparts.  This Agreement, any document or instrument entered into, given or made pursuant to this Agreement or authorized hereby, and any amendment or supplement thereto may be executed in two or more counterparts, and, when so executed, will have the same force and effect as though all signatures appeared on a single document. Any signature page of this Agreement or of such an amendment, supplement, document or instrument may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages. Any counterpart transmitted via email in format in portable document format (.pdf) shall be treated as originals for all purposes as to the parties so transmitting.

25. Payments.  Except as otherwise provided herein, payment of all amounts required by the terms of this Agreement shall be made in the United States of America and in immediately available funds of the United States of America which, at the time of payment, is accepted for the payment of all public and private obligations and debts.

26. Successors and Assigns.  This Agreement shall be binding upon and insure to the benefit of the successors and permitted assigns of the respective Parties hereto. No assignment of this Agreement, in whole or in part, shall be made without the prior written consent of the non-assigning Parties (and shall not relieve the assigning party from liability hereunder) and any purposed assignment of this Agreement in contravention of the foregoing shall be null and void ab initio.

27. Applicable Law; Venue.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Michigan without giving effect to the conflict of law rules and principles of that state. To the fullest extent permitted by law, the Parties hereby unconditionally and irrevocably waive and release any claim that the law of any other jurisdiction governs this Agreement. To the maximum extent permitted by applicable law, any legal suit, action or proceeding against any of the Parties hereto arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding. Each of the Parties hereby agrees to venue in such courts and hereby waives, to the fullest extent permitted by law, any claim that any such action or proceeding was brought in an inconvenient forum. Each of the Parties hereto irrevocably waives its right to a trial by jury with respect to any action, proceeding or claim arising out of or relating to this Agreement.

28. Construction of Agreement.  The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the Parties hereto. Headings at the beginning of sections of this Agreement are solely for the convenience of the Parties and are not a part of this Agreement. When required by the context, whenever the singular number is used in this Agreement, the same shall include the plural, and the plural shall include the singular, the masculine gender shall include the feminine and neuter genders, and vice versa.

29. Severability.  If any term or provision of this Agreement is determined to be illegal, unconscionable or unenforceable, all of the other terms, provisions and sections hereof will nevertheless remain effective and be in force to the fullest extent permitted by law.

30. Further Assurances.  Each of the Parties agrees to execute such instruments and take such further actions after the date hereof as may be reasonably necessary to carry out the provisions of this Agreement provided that no material additional cost or liability shall be created thereby.

31. No Third Party Beneficiary.  It is specifically understood and agreed that no person shall be a third party beneficiary under this Agreement, and that none of the provisions of this Agreement shall be for the benefit of or be enforceable by anyone other than the Parties hereto and their assignees, and that only the Parties hereto and their permitted assignees shall have rights hereunder.

32. Representations and Warranties.

a. BRRE represents and warrants that (i) the Sublease, the Sublease Consent and the Prime Lease are now in full force and effect; (ii) true and correct copies of the Prime Lease, the Sublease and the Sublease Consent (together with all available amendments related thereto) have been delivered to BRG MANAGER, and the Prime Lease, the Sublease and the Sublease Consent have not to BRRE’s knowledge been otherwise modified, amended or supplemented; (iii) it has (x) paid all rent due under the Sublease prior to the date hereof, (y) not received any notice of default by BRRE as tenant under the Sublease, which default remains uncured as of the date hereof, and (z) not given to Grant Thornton notice of any default by Grant Thornton as landlord under the Sublease which remains uncured as of the date hereof; (iv) it holds the entire tenant’s interest in the Subleased Premises under the Sublease, free and clear of any liens, claims, mortgages, charges or encumbrances, subleases and occupancies, other than matters to which it as tenant under the Sublease is or may be subordinate; (v) it is not in default of its obligations under the Sublease or the Sublease Consent; (vi) to the best of its knowledge, neither Prime Landlord nor Grant Thornton is in default in any material respect of their respective obligations under the Sublease, the Sublease Consent and/or the Prime Lease, respectively; (vii) BRRE has the right, power and authority to grant the occupancy rights in and to the Subleased Premises provided in this Agreement; (viii) it is a duly organized and validly existing limited liability company under the laws of the State of Delaware, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary; and (ix) upon the execution of this Agreement by BRRE and BRG MANAGER, this Agreement shall constitute a valid and legally binding obligation of BRRE.

b. BRG MANAGER represents and warrants that (i) it is a duly organized and validly existing limited liability company under the laws of the State of Delaware, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary; (ii) subject to receipt of Prime Landlord’s and Grant Thornton’s consent to the extent same is required by the terms of the Sublease and the Prime Lease, respectively, it has the right, power and authority to enter into this Agreement and perform its obligations hereunder; and (iii) upon the execution of this Agreement by BRG MANAGER and BRRE, this Agreement shall constitute a valid and legally binding obligation of BRG MANAGER.

33. Force Majeure.  In any case where either Party is required to do any act, the time for the performance thereof shall be extended by a period equal to any delay caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, terrorism, governmental regulations, or other cause beyond such Party’s reasonable control, whether such times are designated by a fixed time or a “reasonable time”. This clause shall not be applicable to the payment of Rent of any other sums due hereunder.

34. Parking.  BRG MANAGER or, as applicable, its Permitted Designee shall have the joint-right to use together with BRRE, on an unassigned, non-exclusive basis, available surface parking and four covered parking spaces, being those spaces which are presently designated for use by BRRE as tenant under the Sublease.

35. Signage.  Subject to Prime Landlord’s approval, BRG MANAGER or, as applicable, its Permitted Designee shall have the right to add its name to the building directory located in the lobby of the Building and shall have the right to install, at its own cost, building standard identification at the entrance to the Subleased Premises.

36. Holding Over.  If BRG MANAGER or, as applicable, its Permitted Designee remains in the Subleased Premises after the expiration of the Term (or after any earlier termination provided for herein), without executing a new lease, BRRE shall have the right to deem BRG MANAGER or, as applicable, its Permitted Designee to be occupying the Subleased Premises as a tenant from month to month and the Rent for each month will be one hundred percent (100%) of the monthly pro-rated Rent payable for the last calendar quarter of the Term of the Lease for the first month after expiration and thereafter will be two hundred percent (200%) of the monthly pro-rated Rent payable for the last calendar quarter of the Term. This provision shall not preclude BRRE from terminating this Agreement or recovering any and all damages BRRE may incur as a result of BRG MANAGER’s or, as applicable, its Permitted Designee’s failure to timely vacate the Subleased Premises or from exercising any other right or remedy it may have hereunder.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

BRRE:

BLUEROCK REAL ESTATE, L.L.C.,
a Delaware limited liability company

By:
Name:
Title:

BRG MANAGER:

BRG MANAGER, LLC,
a Delaware limited liability company

By:
Name:
Title:

JOINDER:

BLUEROCK REAL ESTATE HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

APPENDIX I

[NOTE: THIS AGREEMENT SHALL BE EXECUTED ON THE DATE OF CLOSING UNDER THE CONTRIBUTION AGREEMENT.]

SUBLEASE [2017 MICHIGAN LEASE]

THIS SUBLEASE (the “Agreement”) is made and entered into effective as of December 1, 2017, by and between BLUEROCK REAL ESTATE, L.L.C., a Delaware limited liability company (“BRRE”), and BLUEROCK REIT OPERATOR, LLC, a Delaware limited liability company (“BR OPERATOR”).

RECITALS

American Center LLC, a Michigan limited liability company (“Prime Landlord”), as prime landlord, and BRRE, as prime tenant, entered into that certain Lease dated [      , 2017] (the “Prime Lease”), for the lease by BRRE of certain space located on the 9th and 10th floors (the “Subleased Premises”) in that certain building known as “American Center” located at 27777 Franklin Road, Southfield, Michigan 48034 (the “Building”).

Pursuant to that certain Management Agreement (the “Management Agreement”), dated as of April 2, 2014, among BRG MANAGER, LLC (“BRG MANAGER”), as one party, and Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “REIT”), and Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “OP” and, together with the REIT, the “Company”), as the other party, BRG MANAGER is obligated to administer the business activities and day-to-day operations of the Company and perform certain additional services for the Company.

BRG MANAGER, BRRE and Bluerock Real Estate Holdings, LLC, a Delaware limited liability company (“Bluerock Holdings” and, together with BRRE, the “Bluerock Entities”) entered into an Overhead Sharing Agreement dated effective as of April 2, 2014 (the “Overhead Sharing Agreement”), whereby the Bluerock Entities agreed to provide or cause to be provided to BRG MANAGER the services and use of assets reasonably necessary to enable BRG Manager to perform its obligations to the Company pursuant to the Management Agreement.

BRG MANAGER has assigned its rights in and to the Management Agreement and the Overhead Sharing Agreement to BR OPERATOR, and BRRE desires to formally memorialize through this Agreement the right of BR OPERATOR (or its successors, assigns and/or designees, as limited herein) to share occupancy of the Subleased Premises on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations set forth in this Sublease and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Term.  BRRE covenants and agrees that BR OPERATOR and its Permitted Designees (as defined in Section 2 below) shall have the right to use the entirety of the Subleased Premises then available under the Prime Lease and the FF&E (as defined in Section 3 below), not on an exclusive basis but in joint occupancy with BRRE, including with the Bluerock Entities’ employees and invitees, for a term (the “Term”) commencing on the date hereof and ending at 12:00 midnight on May 30, 2024, unless earlier terminated as set forth below. Notwithstanding the foregoing, if BRRE exercises one or more of the two (2) 5-year extension options granted to BRRE under the Prime Lease, the Term hereof shall be automatically extended to expire contemporaneously (ending at 12:00 midnight on the day immediately preceding) with the term of the Prime Lease as so extended. BR OPERATOR acknowledges that neither it nor its Permitted Designees (as defined in Section 2 below) shall have exclusive use of any portion of the Subleased Premises or the FF&E. BRRE covenants that BR OPERATOR and its Permitted Designees shall have access to the Subleased Premises at all times that access to the Building is available pursuant to the terms of the Prime Lease.

2. Permitted Designees; Use.  BR OPERATOR and its Permitted Designees shall use the Subleased Premises only for general office purposes to conduct the business of the Company, Bluerock TRS Holdings, LLC, a Delaware limited liability company (“TRS”), Bluerock REIT Operator, LLC (“REIT Operator”) or any affiliate thereof engaged in the business of the Company (together with BR OPERATOR, collectively, the

“REIT Entities”). The rights of BR OPERATOR or its Permitted Designees in and to the Subleased Premises shall include their respective employees, agents and/or invitees; provided, however, in no event shall BR OPERATOR or its Permitted Designees cause or permit the Subleased Premises to be used or occupied for any illegal purposes, in any unlawful or illegal manner, in any manner to create any nuisance or trespass or in violation of the requirements of this Agreement or the Prime Lease, copies of which (and all amendments thereto) shall be provided to BR OPERATOR. BR OPERATOR and, as applicable, its Permitted Designees shall fully and completely comply with any and all rules and regulations for use of the Subleased Premises or the Building established pursuant to the Prime Lease (and any and all changes or amendments thereto). All parties shall use best efforts to at all times minimize any interference with the business operations and use and occupancy of the Subleased Premises by the other parties hereto. “Permitted Designees” as used in this Agreement shall mean any successor to or assignee of BR OPERATOR with respect to the sub-tenancy rights granted under this Agreement.

3. Delivery of Subleased Premises; FF&E.  BRRE has delivered the Subleased Premises to BR OPERATOR on the date hereof in its current “as-is” condition. During the Term, BR OPERATOR and its Permitted Designees shall have the beneficial use of the furniture, fixtures, and equipment located within the Subleased Premises (whether owned by the Bluerock Entities or Prime Landlord) (collectively, “FF&E”). BR OPERATOR represents and warrants to BRRE that it has inspected the Subleased Premises and the FF&E prior to the date hereof and satisfied itself with the condition thereof. BR OPERATOR accepts the condition of the Subleased Premises and the FF&E in their current “AS IS, WHERE IS” condition, without representations or warranties, express or implied, in fact or by law, of any kind, without any recourse to BRRE. During the Term, title to the FF&E shall remain with BRRE or Bluerock Holdings or Prime Landlord, as the case may be. BR OPERATOR and its Permitted Designees shall be entitled at its/their sole expense to install its/their own furnishings, fixtures, equipment, effects and property of every kind, nature and description (collectively, “Personal Property”) in the Subleased Premises, subject to the other terms and conditions hereof (and any limitations imposed by the Prime Lease) and provided same does not interfere with the Bluerock Entities’ rights to use the Subleased Premises or the FF&E. The Bluerock Entities shall have no liability with respect to such Personal Property.

4. Maintenance & Repairs.  Neither BR OPERATOR nor any of its Permitted Designees shall have any obligation to repair, maintain, replace or make any improvements to any portion of the Subleased Premises or the FF&E; provided, however, they shall repair any damage to the Subleased Premises or the FF&E caused by their use thereof, reasonable wear and tear and loss by condemnation and casualty excepted, or by the use or removal of any Personal Property. Any damage to the Subleased Premises or to any other portion of the Building directly the result of its use by BR OPERATOR or the Permitted Designees shall be their sole responsibility. BRRE shall repair and maintain the Subleased Premises in accordance with the requirements of the Sublease, and shall repair and maintain the FF&E in accordance with the requirements of the Prime Lease and this Agreement, subject to reasonable wear and tear. BRRE shall not be obligated to replace any items of the FF&E which become broken or otherwise unusable during the Term due to reasonable wear and tear. BRRE, and not BR OPERATOR or its Permitted Designees, shall be obligated to remove any FF&E owned by the Bluerock Entities from the Subleased Premises at the expiration of the Term; likewise, BR OPERATOR or, as applicable, its Permitted Designees (and not BRRE) shall be obligated, at its/their sole expense, to remove all Personal Property from the Subleased Premises at the expiration of the Term.

5. Alterations.  No alterations, additions or improvements in or upon the Subleased Premises (“Alterations”) shall be made by BR OPERATOR or its Permitted Designees without BRRE’s prior written consent, which may be withheld in its sole discretion. BRRE shall be permitted to make, without the consent of BR OPERATOR or, as applicable, its Permitted Designees, such Alterations to the Subleased Premises as are permissible under the Prime Lease; provided however BRRE’s alterations shall not unreasonably inhibit or restrict BR OPERATOR’s reasonable use of the Subleased Premises. Notwithstanding the foregoing to the contrary, BR OPERATOR acknowledges and agrees that Prime Landlord shall be making certain Alterations in and to the Subleased Premises pursuant to the Prime Lease and the conduct of same shall not be deemed to unreasonably inhibit or restrict BR OPERATOR’s reasonable use of the Subleased Premises nor give rise to any Claims (as defined below) against BRRE. BR OPERATOR and, as applicable, its Permitted Designees, shall comply with the provisions of the Prime Lease with respect to any Alterations made during the Term.

6. Rent.

a. BR OPERATOR or, as applicable, its Permitted Designee, shall be obligated to pay “Rent” to BRRE in the nature of reimbursement to BRRE of “BRG’s Share” of BRRE’s “Occupancy Costs,” as specified in this Section 6.

b. As used herein, “Occupancy Costs” shall mean collectively all of BRRE’s out-of-pocket expenses related to the Subleased Premises, including, without limitation, all rent and other amounts owing to Prime Landlord pursuant to the Prime Lease, all utility expenses in connection therewith, and all other office-related expenses, including, without limitation, postage, supplies and subscriptions incurred in connection with the Subleased Premises. The parties acknowledge that the amount of Occupancy Costs for which BR OPERATOR or, as applicable, its Permitted Designee will be responsible will not be fixed but instead will fluctuate during the Term. BRRE agrees that Occupancy Costs shall be calculated without any mark-up by BRRE (or imposition of administrative or similar fees). BRRE further agrees that expenses associated with the Bluerock Entities’ Employees shall not constitute “Occupancy Costs” for purposes hereof.

c. “BRG’s Share” of the Occupancy Costs shall be the “Average REIT Work Percentage” (as defined below) for the calendar quarter at issue.

d. As used herein, “Employees” shall mean, respectively, the employees of the Bluerock Entities and of the REIT Entities working in the Subleased Premises during each calendar quarter.

e. Employee time shall be allocated as determined by discussion with managers and, as applicable, the respective Employee, review of available objective metrics and the following principles:

(i) Core (i.e., line) Employees who work solely on the business of the REIT Entities shall be allocated one hundred percent (100%) to the REIT; and

(ii) Core (i.e., line) Employees who work on the business of the REIT Entities and who also work on the business of the Bluerock Entities shall be allocated based on reasonable allocation principles, such as, for example, in the case of acquisition personnel, the ratio of the size or time involved in completing acquisitions for the REIT and the Bluerock Entities, or, in the case of an accountant or asset manager, the ratio of REIT to Bluerock Entities’ assets handled by such Employee.

(iii) Intentionally Omitted

f. After each calendar quarter, the Parties shall determine (in accordance with this Section 6) the percentage allocation of the respective time that Employees of the Bluerock Entities and of BR OPERATOR (or, as applicable, its Permitted Designees or the other REIT Entities) spend conducting business of, on the one hand, the Bluerock Entities and, on the other hand, the REIT Entities. The percentage of time that each Employee spends working on the business of the REIT Entities during each calendar quarter shall be referred to herein as a “REIT Work Percentage”, and the average of the REIT Work Percentages of all Employees shall be referred to herein as the “Average REIT Work Percentage.” By way of example only, if there are 3 Employees, and the REIT Work Percentage of each Employee for a calendar quarter is 30%, 50% and 80%, respectively, then the Average REIT Work Percentage for such Employees would be 53.33% (i.e., 30+50+80=160/3=53.33%) and BRG’s Share of Occupancy Costs for such calendar quarter likewise would be 53.33%.

g. BRRE shall invoice for Rent, based on BRG’s Share of Occupancy Costs, on a quarterly (calendar quarter) basis, in arrears, and BR OPERATOR or, as applicable, its Permitted Designee(s) shall remit full payment, in immediately available funds, of Rent within thirty (30) days after receipt of such invoice (each a “Quarterly Reimbursement”).

h. BRRE shall keep complete and accurate books and records relating to the Rent charged hereunder, including the basis for calculating Rent (the “Transition Books and Records”), during the Term and for a period of three (3) years following the expiration or termination of this Agreement (“Audit Period”). During the Term and the Audit Period, BR OPERATOR (or, as applicable, the

Permitted Designee), at its own cost and expense, shall have the right to inspect the Transition Books and Records (upon reasonable, prior written notice, during normal business hours), solely for the purposes of verifying the accuracy of the invoices provided hereunder. In the event such inspection reveals a material discrepancy in the Rent invoiced, BR OPERATOR (or, as applicable, the Permitted Designee) shall promptly notify BRRE of such discrepancy and indicate the amount by which it believes the Rent invoiced exceeds the actual Rent owing. Within twenty (20) business days of receipt of notice of a discrepancy, BRRE shall (i) reimburse BR OPERATOR (or, as applicable, the Permitted Designee) for the amount of the discrepancy arising out of such inspection or (ii) notify BR OPERATOR (or, as applicable, the Permitted Designee) that it disputes the results thereof. If BRRE notifies BR OPERATOR (or, as applicable, the Permitted Designee) of a dispute, such dispute shall be resolved in accordance with the procedures set forth in Section 18 below. Any Transition Books and Records that relate to any dispute under this Section 6 shall continue to be kept by BRRE until a complete and final resolution has been reached by the parties.

7. Subordination.  This Agreement and all of its terms, covenants, representations, warranties, agreements and conditions are in all respects subject and subordinate to the Prime Lease (minus the Excluded Sections). BR OPERATOR acknowledges notice and full knowledge of all of the terms, covenants and conditions of the Prime Lease. The following Sections of the Prime Lease are collectively referred to herein as the “Excluded Sections”: (i) Section 13 (Assignment or Subletting); and (ii) any references in the body of the Prime Lease to any expansion or contraction rights, early termination rights, or rights or first offer/refusal, if any. Except for the Excluded Sections, all of the terms and conditions of the Prime Lease, including all remedies, obligations, rights of entry, rights of enforcement, indemnifications, releases, waivers, and rights to payment or reimbursement, and definitions of a “Default” or an “Event of Default” thereunder, are hereby incorporated by reference and made a part hereof, provided (i) Prime Landlord shall continue to have all rights set forth in the Prime Lease (notwithstanding the fact that BR OPERATOR shall also have some of those same rights under this Agreement), and (ii) BRRE shall not be deemed to have assumed any of the obligations of Prime Landlord as a result of the incorporation of the Prime Lease, including, without limitation, maintenance and repair obligations, and any indemnification obligations, unless such obligations are specifically (and independently) set forth in this Agreement. Notwithstanding the foregoing, wherever it is stated that BR OPERATOR (or its Permitted Designee) shall have the “rights” of the tenant under the Prime Lease, BRRE’s sole obligation to BR OPERATOR (or its Permitted Designee) with respect such rights shall be to enforce such rights against Prime Landlord under the Prime Lease for BR OPERATOR’s (or its Permitted Designee’s) benefit as provided in the following sentence. In the event of any failure or default of performance by Prime Landlord under the Prime Lease, BRRE agrees to (x) provide written notice thereof to BR OPERATOR (or its Permitted Designee), and (y) upon written notice from BR OPERATOR (or its Permitted Designee), to make prompt demand upon Prime Landlord to perform its obligations under the Prime Lease and to take commercially reasonable and appropriate legal action to enforce the Prime Lease, but if the enforcement is solely to protect BR OPERATOR (or its Permitted Designees), then BRRE shall not be obligated unless BR OPERATOR (or its Permitted Designee) indemnifies BRRE and pays all costs associated with such enforcement (including reasonable attorneys’ fees). BR OPERATOR and, as applicable, its Permitted Designee(s) agree that BRRE’s sole obligation shall be to exercise its rights and remedies against Prime Landlord insofar as lawfully permissible to enforce such obligations for the benefit of BRRE as tenant under the Prime Lease.

8. BRRE Obligations Under Sublease.  Subject to Section 7 hereof, during the Term, BRRE agrees to perform, fulfill, and observe all of the covenants, agreements, obligations, conditions, representations, warranties, terms and provisions imposed upon BRRE as tenant under the Prime Lease and applicable to the Subleased Premises. BRRE shall defend, indemnify and hold BR OPERATOR, its Permitted Designees, the REIT Entities and any of their officers, trustees, directors, partners, beneficiaries, joint venturers, members, and stockholders thereof (collectively, the “BR OPERATOR Indemnitees”) harmless from and against any and all claims, liabilities, losses, judgments, penalties, actions, suits, costs, expenses and damages of any kind whatsoever (collectively, “Claims”) which any BR OPERATOR Indemnitee may incur by reason of BRRE’s failure to perform, fulfill or observe any of the covenants or agreements set forth herein or the applicable provisions set forth in the Prime Lease. Notwithstanding the foregoing or any other provision of this

Agreement to the contrary, BRRE shall not modify, amend or otherwise change any provisions of the Prime Lease without obtaining BR OPERATOR or, as applicable, its Permitted Designees, prior written consent, not be unreasonably withheld.

9. Termination; Early Termination.

a. This Agreement shall terminate upon the expiration or termination of the Prime Lease for any reason whatsoever, without any liability therefor on the part of BRRE to BR OPERATOR (or its Permitted Designee) unless such termination arose directly or indirectly out of a breach by BRRE of its obligations under the Prime Lease, which breach was not triggered by a breach hereunder by BR OPERATOR (or its Permitted Designee), with the same force and effect as if the date of such termination had been provided expressly in this Agreement as the day of the expiration hereof.

b. BR OPERATOR (or, as applicable, a Permitted Designee) may, on written notice to BRRE, terminate this Agreement at any time during the Term, with the effective date of such termination being at least ninety (90) days from the date such termination notice is issued.

10. Services.  Notwithstanding any provision of this Agreement to the contrary, the only services and rights with respect to the Subleased Premises to which BR OPERATOR or its Permitted Designees are entitled hereunder are those to which BRRE is entitled under the Prime Lease. The failure of the Prime Landlord to perform its obligations under the Prime Lease shall not be deemed a default by BRRE under this Agreement and neither BR OPERATOR nor any Permitted Designee, solely as a result thereof, shall have the right to terminate this Agreement unless BRRE elects to terminate the Prime Lease, which BRRE shall not be permitted to do without the consent of BR OPERATOR or, as applicable, its Permitted Designees, such consent not to be unreasonably withheld or delayed. Except to the extent due to the gross negligence or willful misconduct of BRRE or BRRE’s failure to pay amounts owing by it under the Prime Lease, BRRE shall have no liability for interruption of services provided to the Subleased Premises.

11. Confidentiality.

a. Each of BRRE, BR OPERATOR and, as applicable, its Permitted Designees (each a “Party”) may receive (or otherwise have access to) Confidential Information of the other Party or its Affiliates (both orally and in writing) in connection with the occupancy of the Subleased Premises. “Confidential Information” means any information, whether or not designated or containing any marking such as “Confidential,” “Proprietary,” or some similar designation, related to any Party and its services, properties, business, assets and financial condition relating to the business, finances, technology or operations of such Party or its Affiliates. Such information may include financial, technical, legal, marketing, network, and/or other business information, reports, records, or data (including, but not limited to, computer programs, code, systems, applications, analyses, passwords, procedures, output, information regarding software, sales data, vendor lists, customer lists, and employee- or customer-related information, personally identifiable information, business strategies, advertising and promotional plans, creative concepts, specifications, designs, and/or other material). Each Party agrees to treat all Confidential Information provided by the other Parties, or which such Party otherwise has access to, pursuant to this Agreement as proprietary and confidential to the other Parties, as applicable, and to hold such Confidential Information in confidence. No Party shall (without the prior written consent of the applicable other Party) disclose or permit disclosure of such Confidential Information to any third party; provided, that any Party may disclose such Confidential Information to any permitted third party subcontractors and its Affiliates’ current employees, officers, or directors, or legal or financial representatives, in each case, who have a legitimate need to know such Confidential Information and who have previously agreed in writing (including as a condition of their employment, contract or agency) to be bound by terms respecting the protection of such Confidential Information which are no less protective as the terms of this Agreement. Each Party agrees to safeguard all Confidential Information of the other Parties with at least the same degree of care as such Party uses to protect its own Confidential Information, but in no event shall such degree of care be less than a reasonable degree of care. Each Party shall not, and shall cause its Affiliates and permitted third party subcontractors not to, at any time, collect, use, sell, license, transfer, make available or disclose any other Party’s Confidential Information for its own benefit, the benefit of its Affiliates (or agents, subcontractors or representatives) or for the benefit of others. Each Party will be responsible for any violation of the confidentiality provisions of this Section 11(a) by any person or entity to whom it has disclosed Confidential Information, its subcontractors and its Affiliates’ employees, officers and directors, and legal or financial representatives. Notwithstanding the foregoing, this Section 11(a) shall not apply to any information that a Party can demonstrate (a) was, at the time of disclosure to it, in the public domain through no fault of such Party, (b) was received after disclosure to it from a third party who had a lawful right to disclose such information to it, or (c) was independently developed by the receiving Party.

b. All Confidential Information transmitted or disclosed hereunder will be and remain the property of the Party to which such Confidential Information applies, and each Party shall promptly (at the applicable Party’s sole election) destroy or return to such Party all copies thereof upon termination or expiration of this Agreement, or upon the written request of such Party; provided, that no Party shall be required to destroy any Confidential Information that is stored solely as a result of a backup created in the ordinary course of business and is not readily destroyable or that is stored on the computers of the personnel of such Party and/or its Affiliates and subject to deletion in accordance with such Party’s and/or its Affiliates’ electronic information management practices (subject to extended retention by such Party’s or its Affiliates’ compliance and legal department personnel in accordance with any applicable existing document retention/destruction policy). Upon the request of the applicable Party, the other Parties shall provide notice of any such applicable destruction in writing. As used herein, “Affiliate” means any corporation, partnership, joint venture, or other entity in which a Party owns an interest, or any person, party, corporation, partnership, joint venture or other entity which owns an interest in a Party.

12. Security Deposit. Intentionally Omitted

13. Limitation of Liability.

a. BRRE shall not be liable to BR OPERATOR or a Permitted Designee in damages or otherwise for any breach by Prime Landlord under the Prime Lease, or those claiming under Prime Landlord, of any of the covenants, agreements, conditions, representations, warranties, terms or provisions of the Prime Lease.

b. BR OPERATOR and each Permitted Designee agrees that in no event shall any trustee, partner, officer, director, member, employee or agent of BRRE have any liability whatsoever with respect to any judgment, decree, or award obtained against BRRE or any succeeding owner of BRRE’s interest which is related to this Agreement, the Prime Lease, the Subleased Premises or BR OPERATOR’s or any Permitted Designee’s use or occupancy of the Subleased Premises, whether at law or in equity. BRRE agrees that in no event shall any trustee, partner, officer, director, member, employee or agent of BR OPERATOR and/or each Permitted Designee have any liability whatsoever with respect to any judgment, decree, or award obtained against BR OPERATOR and/or each Permitted Designee or any succeeding owner of BR OPERATOR’s and/or each Permitted Designee’s interest which is related to this Agreement, the Prime Lease, the Subleased Premises or BRRE’s use or occupancy of the Subleased Premises, whether at law or in equity.

c. Notwithstanding any other provision of this Agreement or the Prime Lease to the contrary, BRRE shall not be liable to BR OPERATOR or any Permitted Designee for any injury or damage to persons or property for such persons resulting from (i) steam, gas, electricity, water, rain, snow or leaks from any part of the Subleased Premises, (ii) pipes, appliances, plumbing works, roof, street, or sub-surface, or (iii) any other cause of any nature, unless such damage arises directly or indirectly out of an act of gross negligence or willful misconduct of BRRE. Notwithstanding any other provision of this Agreement to the contrary, neither BR OPERATOR nor any Permitted Designee shall be liable to BRRE for any injury or damage to persons or property for such persons resulting from (i) steam, gas, electricity, water, rain, snow or leaks from any part of the Subleased Premises, (ii) pipes, appliances, plumbing works, roof, street, or sub-surface, or (iii) any other cause of any nature, unless such damage arises directly or indirectly out of an act of gross negligence or willful misconduct of BR OPERATOR or, as applicable, any Permitted Designee.

d. In no event shall BRRE be liable to BR OPERATOR or any Permitted Designee for indirect, consequential (including loss of income and profits) or punitive damages in connection with this Agreement or the Subleased Premises. In no event shall BR OPERATOR or any Permitted Designee be liable to BRRE for indirect, consequential (including loss of income and profits) or punitive damages in connection with this Agreement or the Subleased Premises.

14. Transferability.  This Agreement and the occupancy rights granted to BR OPERATOR and its Permitted Designees herein may not be assigned or transferred at any time or under any circumstances without (i) the prior written consent of BRRE, which may be withheld in BRRE’s sole discretion, and (ii) the consent of Prime Landlord, to the extent its consent is required by the terms of the Prime Lease (where the consent of Prime Landlord is required, BRRE shall expend all commercially reasonable efforts to obtain such consent). Notwithstanding the foregoing to the contrary, BR OPERATOR shall have the right to assign its interests under this Agreement, without having to obtain BBRE’s consent, to any of the other REIT Entities, each of which shall be deemed a Permitted Designee.

15. Default.

a. any act or omission by (i) BR OPERATOR or, as applicable, its Permitted Designee, on the one hand and (ii) BRRE, on the other hand, that would constitute a default under the Prime Lease, as incorporated herein, shall, subject to the same notice and cure provisions provided in the Prime Lease (if any), be deemed an “Event of Default” under this Agreement.

b. any failure by BR OPERATOR or, as applicable, its Permitted Designee to perform any obligations required to be performed under this Agreement within twenty (20) days after notice from BRRE (provided if such failure to perform cannot be cured within said twenty (20) day period, an Event of Default shall not be deemed to have occurred if BR OPERATOR or, as applicable, its Permitted Designee begins to correct the violation within said twenty (20) days and thereafter diligently pursues the correction of such violation to completion, same shall not apply to monetary defaults), shall be deemed an “Event of Default” hereunder. Any such Event of Default by BR OPERATOR or its Permitted Designee shall entitle BRRE to exercise (i) any and all remedies available to Prime Landlord under the Prime Lease upon the occurrence of an event of default thereunder, or (ii) any other remedies available at law or in equity under the laws of the State of Michigan.

c. any failure by BRRE to perform any obligations required to be performed by BRRE under this Agreement within twenty (20) days after notice from BR OPERATOR or, as applicable, its Permitted Designee to BRRE (provided if such failure to perform cannot be cured within said twenty (20) day period, an Event of Default shall not be deemed to have occurred if BRRE begins to correct the violation within said twenty (20) days and thereafter diligently pursues the correction of such violation to completion, same shall not apply to monetary defaults), shall be deemed an “Event of Default” hereunder. Any such Event of Default by BRRE shall entitle BR OPERATOR or, as applicable, its Permitted Designee to exercise any and all remedies available at law or in equity under the laws of the State of Michigan.

16. Mutual Release & Indemnification.  In recognition of the joint occupancy of the Subleased Premises by BRRE and BR OPERATOR (and, as applicable, a Permitted Designee), subject to the other terms hereof (including, without limitation the provisions of Sections 8, 13 or 15), each Party covenants and agrees to release the other Party from all Claims of any nature whatsoever arising out of (i) the injury to or death of any person or damage to property, in, upon, or at the Subleased Premises; (ii) such Party’s use and occupancy of the Subleased Premises or the business conducted by such Party therein; (iii) any act by such Party or its Indemnitees (as defined below) relating to the Subleased Premises; and (iv) the breach by such Party of any of its covenants hereunder. The foregoing notwithstanding, such release of Claims shall not apply to Claims (1) arising out of the gross negligence or willful misconduct of any Party or its Indemnitees, (2) asserted by Prime Landlord, or any party claiming by, through or under, Prime Landlord, arising out of or resulting from the actions, omissions, negligence or willful misconduct of any Party or its Indemnitees, (3) any Claims for which BRRE is liable pursuant to Section 8 above, (4) relating to the confidentiality provisions of Section 11 above or (5) resulting from a default by any Party of its express obligations hereunder (collectively, the “Unreleased Claims”), and each Party hereby agrees to defend, indemnify and hold harmless the other Party hereto and its Indemnitees from and against all Unreleased Claims. As used herein, the term “Indemnitees” shall mean, as applicable, the BR OPERATOR Indemnitees or the BRRE Indemnitees. As used herein, the term “BRRE Indemnitees” shall mean collectively the Bluerock Entities and any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members and stockholders thereof.

17. Brokerage Representations.  Each Party represents and warrants that it has not dealt with any broker in connection with this Agreement, and each Party will defend, indemnify and hold the other Party harmless from and against any and all Claims suffered by the indemnified party as a result of dealings with any broker.

18. Dispute Resolution.

a. Party Representatives.  Each Party will appoint a representative (a “Service Representative”) responsible for coordinating and managing their joint occupancy of the Subleased Premises, which Service Representative will have authority to act on such Party’s behalf with respect to matters relating to this Agreement. The Service Representatives will work in good faith to address any issues involving the Parties’ relationship under this Agreement.

b. Escalation Procedure.  The Parties shall attempt to resolve any dispute, controversy or claim arising out of, in connection with, or relating to this Agreement, whether sounding in contract or tort and whether arising during or after termination of this Agreement (each, a “Dispute”) in accordance with the following procedures: Upon the written request of any Party, a senior executive officer of the BRRE (or a designee of such person) and a senior executive officer of BR OPERATOR or, as applicable, its Permitted Designee (or its designee) shall meet and attempt to resolve any Dispute between them. If such Dispute is not resolved by discussions between such officers within ten (10) days after a Party’s written request was made, then any Party may commence a proceeding relating to such Dispute in accordance with Section 27 below. No Party may commence a proceeding with respect to a Dispute unless and until the foregoing procedure has been concluded with respect to the underlying Dispute.

19. Insurance.  Each Party shall obtain and maintain throughout the Term (i) commercial general liability insurance in a commercially reasonable amount, including contractual liability insurance specifically covering the indemnification obligations of each Party under this Agreement, on an occurrence basis and (ii) workers’ compensation insurance (in statutorily required amounts) and employers’ liability insurance in a commercially reasonable amount. In addition, each Party shall carry “all risk” insurance on all of its personal property in the Subleased Premises for the full insurable value thereof. All insurance maintained by the Parties pursuant to this Agreement (excluding workers’ compensation and employers’ liability insurance) shall contain waivers of subrogation endorsements in favor of the other Party hereto in connection with any matter covered by such policy, to the extent such waiver is available. Each Party hereby releases the other Party, and such other Party’s Indemnitees, from any Claims such releasing Party may have for bodily injury or death or damage to the Subleased Premises or any personal property in or about the Subleased Premises to the extent the same is covered by a policy of insurance insuring such Party; provided, however, that this waiver shall be ineffective unless consented to by the insurance company or companies issuing the insurance policies required to be maintained by each Party under this Agreement and shall be ineffective as to any such damage not covered by insurance required to be carried hereunder.

20. Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing (including a writing delivered by email transmission) and shall be deemed given (i) when delivered, if sent by registered or certified mail (return receipt requested); (ii) when delivered, if delivered personally or sent by email (with proof of transmission); or (iii) on the Business Day after deposit (with proof of deposit), if sent by overnight mail or overnight courier; in each case, unless otherwise specified or provided in this Agreement, to the Parties at the following addresses (or at such other address or fax number for a Party as will be specified by like notice):

As to BR OPERATOR:

BR OPERATOR, LLC
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: R. Ramin Kamfar
Email: rkamfar@bluerockre.com

With a copy to:

Kaplan Voekler Cunningham & Frank, PLC
1401 E Cary Street
Richmond, Virginia 23219
Attention: Richard P. Cunningham, Jr.
Email: rcunningham@kv-legal.com

As to BRRE:

Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: Michael L. Konig, Esq.
Email: mkonig@bluerockre.com

21. Amendment.  No provision of this Agreement or of any documents or instrument entered into, given or made pursuant to this Agreement may be amended, changed, waived, discharged or terminated except by an instrument in writing, signed by the Party against whom enforcement of the amendment, change, waiver, discharge or termination is sought.

22. Entire Agreement.  This Agreement (and all exhibits and schedules hereto) constitutes and contains the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, understandings, agreements and contracts, whether written or oral, among the Parties respecting the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any of the Parties which is not embodied in this Agreement, or in the attached schedules or the written certificates or instruments of assignment or conveyance delivered pursuant to this Agreement, and none of the Parties shall be bound by or liable for any alleged representations, promise, inducement or statement of intention not therein so set forth.

23. No Waiver.  No failure of any Party to exercise any power given such Party hereunder or to insist upon strict compliance by the other Parties with their obligations hereunder shall constitute a waiver of any Party’s right to demand strict compliance with the terms of this Agreement.

24. Counterparts.  This Agreement, any document or instrument entered into, given or made pursuant to this Agreement or authorized hereby, and any amendment or supplement thereto may be executed in two or more counterparts, and, when so executed, will have the same force and effect as though all signatures appeared on a single document. Any signature page of this Agreement or of such an amendment, supplement, document or instrument may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages. Any counterpart transmitted via email in format in portable document format (.pdf) shall be treated as originals for all purposes as to the parties so transmitting.

25. Payments.  Except as otherwise provided herein, payment of all amounts required by the terms of this Agreement shall be made in the United States of America and in immediately available funds of the United States of America which, at the time of payment, is accepted for the payment of all public and private obligations and debts.

26. Successors and Assigns.  This Agreement shall be binding upon and insure to the benefit of the successors and permitted assigns of the respective Parties hereto. No assignment of this Agreement, in whole or in part, shall be made without the prior written consent of the non-assigning Parties (and shall not relieve the assigning party from liability hereunder) and any purposed assignment of this Agreement in contravention of the foregoing shall be null and void ab initio.

27. Applicable Law; Venue.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Michigan without giving effect to the conflict of law rules and principles of that state. To the fullest extent permitted by law, the Parties hereby unconditionally and irrevocably waive and release any claim that the law of any other jurisdiction governs this Agreement. To the maximum extent permitted by applicable law, any legal suit, action or proceeding against any of the Parties hereto arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding. Each of the Parties hereby agrees to venue in such courts and hereby waives, to the fullest extent permitted by law, any claim that any such action or proceeding was brought in an inconvenient forum. Each of the Parties hereto irrevocably waives its right to a trial by jury with respect to any action, proceeding or claim arising out of or relating to this Agreement.

28. Construction of Agreement.  The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the Parties hereto. Headings at the beginning of sections of this Agreement are solely for the convenience of the Parties and are not a part of this Agreement. When required by the context, whenever the singular number is used in this Agreement, the same shall include the plural, and the plural shall include the singular, the masculine gender shall include the feminine and neuter genders, and vice versa.

29. Severability.  If any term or provision of this Agreement is determined to be illegal, unconscionable or unenforceable, all of the other terms, provisions and sections hereof will nevertheless remain effective and be in force to the fullest extent permitted by law.

30. Further Assurances.  Each of the Parties agrees to execute such instruments and take such further actions after the date hereof as may be reasonably necessary to carry out the provisions of this Agreement provided that no material additional cost or liability shall be created thereby.

31. No Third Party Beneficiary.  It is specifically understood and agreed that no person shall be a third party beneficiary under this Agreement, and that none of the provisions of this Agreement shall be for the benefit of or be enforceable by anyone other than the Parties hereto and their assignees, and that only the Parties hereto and their permitted assignees shall have rights hereunder.

32. Representations and Warranties.

a. BRRE represents and warrants that (i) the Prime Lease is now in full force and effect; (ii) a true and correct copy of the Prime Lease (together with all available amendments related thereto) has been delivered to BR OPERATOR, and the Prime Lease has not been otherwise modified, amended or supplemented; (iii) it has (x) paid all rent due under the Prime Lease prior to the date hereof, (y) not received any notice of default by BRRE as tenant under the Prime Lease, which default remains uncured as of the date hereof, and (z) not given to Prime Landlord notice of any default by Prime Landlord as landlord under the Prime Lease which remains uncured as of the date hereof; (iv) it holds the entire tenant’s interest in the Subleased Premises under the Prime Lease, free and clear of any liens, claims, mortgages, charges or encumbrances, subleases and occupancies, other than matters to which it as tenant under the Prime Lease is or may be subordinate; (v) it is not in default of its obligations under the Prime Lease; (vi) to the best of its knowledge, Prime Landlord is not in default in any material respect of its obligations under the Prime Lease; (vii) BRRE has the right, power and authority to grant the occupancy rights in and to the Subleased Premises provided in this Agreement; (viii) it is a duly organized and validly existing limited liability company under the laws of the State of Delaware, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary; and (ix) upon the execution of this Agreement by BRRE and BR OPERATOR, this Agreement shall constitute a valid and legally binding obligation of BRRE.

b. BR OPERATOR represents and warrants that (i) it is a duly organized and validly existing limited liability company under the laws of the State of Delaware, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary; (ii) subject to receipt of Prime Landlord’s consent to the extent same is required by the terms of the Prime Lease, it has the right, power and authority to enter into this Agreement and perform its obligations hereunder; and (iii) upon the execution of this Agreement by BR OPERATOR and BRRE, this Agreement shall constitute a valid and legally binding obligation of BR OPERATOR.

33. Force Majeure.  In any case where either Party is required to do any act, the time for the performance thereof shall be extended by a period equal to any delay caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, terrorism, governmental regulations, or other cause beyond such Party’s reasonable control, whether such times are designated by a fixed time or a “reasonable time”. This clause shall not be applicable to the payment of Rent of any other sums due hereunder.

34. Parking.  BR OPERATOR or, as applicable, its Permitted Designee shall have the joint-right to use together with BRRE, on an unassigned, non-exclusive basis, available surface parking and two covered parking spaces, being those spaces which are presently designated for use by BRRE as tenant under the Prime Lease.

35. Signage.  Subject to Prime Landlord’s approval, BR OPERATOR or, as applicable, its Permitted Designee shall have the right to add its name to the building directory located in the lobby of the Building and shall have the right to install, at its own cost, building standard identification at the entrance to the Subleased Premises.

36. Holding Over.  If BR OPERATOR or, as applicable, its Permitted Designee remains in the Subleased Premises after the expiration of the Term (or after any earlier termination provided for herein), without executing a new lease, BRRE shall have the right to deem BR OPERATOR or, as applicable, its Permitted Designee to be occupying the Subleased Premises as a tenant from month to month and the Rent for each month will be one hundred percent (100%) of the monthly pro-rated Rent payable for the last calendar quarter of the Term of the Lease for the first month after expiration and thereafter will be two hundred percent (200%) of the monthly pro-rated Rent payable for the last calendar quarter of the Term. This provision shall not preclude BRRE from terminating this Agreement or recovering any and all damages BRRE may incur as a result of BR OPERATOR’s or, as applicable, its Permitted Designee’s failure to timely vacate the Subleased Premises or from exercising any other right or remedy it may have hereunder.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

BRRE:

BLUEROCK REAL ESTATE, L.L.C.,
a Delaware limited liability company

By:
Name:
Title:

BR OPERATOR:

BLUEROCK REIT OPERATOR, LLC,
a Delaware limited liability company

By:
Name:
Title:

JOINDER:

BLUEROCK REAL ESTATE HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

APPENDIX J

August 2, 2017

Special Committee of the Board of Directors
Bluerock Residential Growth REIT, Inc.
712 Fifth Avenue
New York, NY 10019

Gentlemen:

The Special Committee of the board of directors (the “Special Committee”) of Bluerock Residential Growth REIT, Inc. (the “Company”) has engaged Duff & Phelps, LLC (“Duff & Phelps”) to serve as an independent financial advisor to the Special Committee (solely in their capacity as members of the Special Committee) to provide an opinion (the “Opinion”) as of the date hereof as to the fairness, from a financial point of view, to the Company of the Consideration (as defined herein) to be paid by the Company in the proposed transaction described below (the “Proposed Transaction”).

Description of the Proposed Transaction

It is Duff & Phelps’ understanding that the Proposed Transaction involves the internalization of the Company’s external manager, BRG Manager, LLC (“BRG Manager”), by the Company through the acquisition of the Management Agreement (as defined herein) and certain other assets, in exchange for an amount determined by reference to section 10(f)(ii) of the Management Agreement, which provides for a tax-efficient internalization (the “Internalization Consideration”), payable (i) in common units (the “Units”) of Bluerock Residential Holdings, L.P., the Company’s operating partnership (the “Operating Partnership”), and (ii) by Bluerock TRS Holdings, LLC, a subsidiary of the Operating Partnership, in cash (the “Consideration”), in each case as set forth in the Contribution and Sale Agreement by and among Bluerock Real Estate, L.L.C., a Delaware limited liability company, the Company, the Operating Partnership — and the other parties named therein (the “Contribution Agreement”). The number of Units comprising a portion of the Consideration to be paid shall be based on the volume weighted average trading price (“VWAP”) for the Company’s shares of common stock for a period of 20 trading days following the first ten trading days immediately following the execution of the Contribution Agreement.

Scope of Analysis

In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

Duff & Phelps, LLC 311 South Wacker Drive Suite 4200 Chicago, IL 60606	T +1 312 697 4600 F +1 312 697 0112	www.duffandphelps.com

Bluerock Residential Growth REIT, Inc.

August 2, 2017

1.	Reviewed the following documents:
a.	The Company’s annual reports on Form 10-K filed with the SEC for the fiscal years ended December 31, 2015 and 2016, including the audited financial statements included therein, and the Company’s quarterly report on Form 10-Q filed with the SEC for the quarter ended March 31, 2017, including the unaudited financial statements included therein;
b.	The Company’s current and pro forma post internalization cash general and administrative expense estimates for the latest twelve months;
c.	Detailed cash basis financial projections for the Company, including projected capital raising and general and administrative expenses, assuming the Company remains externally managed, prepared by Company management for the fiscal years 2017 through 2021 (the “Management Projections — Externally Managed”);
d.	Detailed cash basis financial projections for the Company, including projected capital raising and general and administrative expenses, assuming the internalization of the Manager by the Company, prepared by Company management for the fiscal years 2017 through 2021 (the “Management Projections — Internally Managed”);
e.	The management agreement among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., and BRG Manager, LLC, dated as of April 2, 2014 (the “Management Agreement”);
f.	The presentation titled “Bluerock Residential” dated January 2017 provided by Company management summarizing, among other things, the Company’s history, operations, and strategy, as well as a market and industry overview;
g.	Detailed schedules estimating the Internalization Consideration to be paid in accordance with the Management Agreement by the Company to the BRG Manager, as provided by Company management;
h.	Certain agreements related to the Proposed Transaction, including the most recent drafts of the Contribution Agreement, dated July 31, 2017 and the Administrative Services Agreement, dated July 26, 2017, respectively;
i.	Certain other relevant, publicly available information, including economic, industry, and investment information, and trends with respect to the industry in which the Company participates; and
j.	A letter dated as of the date hereof from the management of the Company which made certain representations as to historical financial statements, financial projections and the underlying assumptions for the Company on a pre- and post-transaction basis;
2.	Discussed the information referred to above and the background and other elements of the Proposed Transaction with the management of the Company;
3.	Reviewed the historical trading price and trading volume of the Company’s common stock, and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;
4.	Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis and an analysis of selected public companies that Duff & Phelps deemed relevant;

Bluerock Residential Growth REIT, Inc.

August 2, 2017

5.	Determined a range of the present value of the cost savings that the Company would achieve after giving effect to the consummation of the Proposed Transaction;
6.	Determined a range of the Internalization Consideration to be paid in accordance with the Management Agreement by the Company to the BRG Manager as the Consideration in the Proposed Transaction;
7.	Compared i) the range of the present value of the cost savings that the Company is expected to achieve after giving effect to the consummation of the Proposed Transaction to ii) the range of the Internalization Consideration to be paid by the Company to the BRG Manager; and
8.	Conducted such other analyses and considered such other factors as Duff & Phelps deemed relevant and appropriate.

Assumptions, Qualifications and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent:

1.	Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;
2.	Relied upon the fact that the Special Committee and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;
3.	Assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expresses no opinion with respect to such projections or the underlying assumptions;
4.	Assumed that information supplied and representations made by Company management are substantially accurate regarding the Company and the Proposed Transaction;
5.	Assumed that the representations and warranties made in the most recent draft of the Contribution Agreement are substantially accurate;
6.	Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;
7.	Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps materially incomplete or misleading;
8.	Assumed that if the Company remains externally managed that the Management Agreement would be renewed at its maturity date at the same existing terms that are stated in the Management Agreement as in effect on the date hereof;

Bluerock Residential Growth REIT, Inc.

August 2, 2017

9.	Assumed that the Proposed Transaction had been effective as of the date of this Opinion, and have therefore assumed for practical purposes that the number of Units comprising a portion of the Consideration to be paid is based on the VWAP for the Company’s shares of common stock for a period of 20 trading days prior to the date of this Opinion, rather than the period of 20 trading days subsequent to the initial ten days immediately subsequent to the execution of the Contribution Agreement;
10.	Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the most recent draft of the Contribution Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and
11.	Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the Proposed Transaction.

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof.

Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise).

Duff & Phelps is not expressing any opinion as to the market price or value of the Company’s common stock after the announcement or the consummation of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

This Opinion is furnished solely for the use and benefit of the Special Committee in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address any other transaction related to the Proposed Transaction other than the internalization of the management of the Company and the Consideration payable in connection therewith under the Contribution Agreement; (iii) is not a recommendation as to how the Special Committee or any stockholder of the Company should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the Consideration paid is the best possibly attainable under any circumstances; instead, it merely states whether the Consideration in the Proposed Transaction is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

Bluerock Residential Growth REIT, Inc.

August 2, 2017

This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps, the Special Committee and the Company dated January 25, 2017 (the “Engagement Letter”). This letter is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter.

Disclosure of Prior Relationships

Duff & Phelps has acted as financial advisor to the Special Committee and will receive a fee for its services. No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps’ fee is payable upon Duff & Phelps informing the Company that it is prepared to deliver its Opinion. During the two years preceding the date of this Opinion, Duff & Phelps has provided other financial advisory services for the Company. For these prior engagements, Duff & Phelps received customary fees, expense reimbursement, and indemnification.

Conclusion

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that as of the date hereof the Consideration to be paid by the Company in the Proposed Transaction is fair, from a financial point of view, to the Company.

This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

Respectfully submitted,

Duff & Phelps, LLC